                                                                                                          File No. 33-24962
                                                                                           Investment Company No.  811-5186

                          As filed with the Securities and Exchange Commission on April 30, 2004
                          ----------------------------------------------------------------------

                                            SECURITIES AND EXCHANGE COMMISSION
                                                  WASHINGTON, D.C. 20549

                                                         FORM N-1A

                                  Registration Statement under The Securities Act of 1933

                                              Post-Effective Amendment No. 49

                              Registration Statement under The Investment Company Act of 1940

                                                     Amendment No. 51

                                                  AMERICAN SKANDIA TRUST

                                    (Exact Name of Registrant as Specified in Charter)

                                      One Corporate Drive, Shelton, Connecticut 06484
                                      -----------------------------------------------

                                    (Address of Principal Executive Offices) (Zip Code)

                                                      (203) 926-1888
                                                      --------------
                                   (Registrant's Telephone Number, Including Area Code)

                                      EDWARD P. MACDONALD, ESQ., ASSISTANT SECRETARY
                                                  AMERICAN SKANDIA TRUST
                                      ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                      -----------------------------------------------

                                          (Name and Address of Agent for Service)

                                                        Copies to:

                                                    Chris Palmer, Esq.
                                                      Shea & Gardner
                                               1800 Massachusetts Avenue, NW
                                                  Washington, D.C. 20036

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           X        on May 1, 2004 pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           _____   on ____ pursuant to paragraph (a)(1).
                           _____   75 days after filing pursuant to paragraph (a)(2).
                           _____   on _____ pursuant to paragraph (a)(2) of rule 485.
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                       Shares of Beneficial Interest of the Various Series of American Skandia Trust
                                          (Title of Securities Being Registered)

PROSPECTUS                                                                                              MAY 1, 2004

                                                  AMERICAN SKANDIA TRUST
                                     One Corporate Drive, Shelton, Connecticut 06484
--------------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust  (the  "Trust")  is an  investment  company  made  up of the  following  37  separate  portfolios
("Portfolios"):

AST JPMorgan International Equity Portfolio
AST William Blair International Growth Portfolio
AST DeAM International Equity Portfolio
AST MFS Global Equity Portfolio
AST State Street Research Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST DeAM Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Hotchkis & Wiley Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Goldman Sachs High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE  COMMISSION NOR HAS THE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance  companies  ("Participating  Insurance  Companies") writing variable annuity  contracts  and  variable  life  insurance  policies.  Shares of the Trust may also be sold  directly  to  certain tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy  involves fees and expenses not  described in this  Prospectus.  Please read the  Prospectus  for the variable  annuity  contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange  Commission  permitting its Investment  Managers,  subject to approval by its Board of Trustees,  to change  sub-advisors  of each  Portfolio  without  shareholder  approval.  For more information, please see this Prospectus under "Management of the Trust."

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Caption                                                                                                                         Page
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                                                   Risk/Return Summary

         American  Skandia Trust (the "Trust") is comprised of  thirty-seven  investment  portfolios  (the  "Portfolios").
The Portfolios  are designed to provide a wide range of investment  options.  Each  Portfolio has its own investment  goal and style (and,  as a result,  its own level of risk).  Some of the  Portfolios  offer  potential  for high  returns  with correspondingly  higher risk,  while others offer stable returns with  relatively  less risk. It is possible to lose money when investing even in the most  conservative of the  Portfolios.  Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible to provide an exact  measure of the risk to which a Portfolio is subject,  and a  Portfolio's risk will vary based on the securities that it holds at a given time.  Nonetheless,  based on each Portfolio's  investment style and the risks  typically  associated  with that style,  it is  possible  to assess in a general  manner the risks to which a Portfolio  will be subject.  The following  discussion  highlights  the  investment  strategies  and risks of each
Portfolio.  Additional  information  about  each  Portfolio's  potential  investments  and its risks is  included  in this
Prospectus under "Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

JPMorgan International        Capital growth                 The Portfolio invests primarily in equity securities of
Equity                                                       foreign companies.

William Blair                 Long-term capital growth       The Portfolio invests primarily in equity securities of
International Growth                                         foreign companies.

DeAM International Equity     Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies represented in the MSCI EAFE(R)Index.

MFS Global Equity             Capital growth                 The Portfolio invests primarily in equity securities of U.S.
                                                             and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST JPMorgan  International  Equity Portfolio  (formerly,  the AST Strong International Equity Portfolio) will invest, under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The Portfolio  seeks to meet its  investment  objective by investing  its total assets in a  diversified  portfolio of equity  securities  of companies located or  operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity  securities  will ordinarily be traded on a recognized foreign  securities  exchange or traded in a foreign  over-the-counter  market in the country where the issuer is  principally  based,  but may also be traded in other  countries  including the United States.
The  Sub-advisor  intends to focus on companies  with an  above-average  potential  for  long-term  growth and  attractive relative valuations.  The Sub-advisor selects companies based on five key factors: growth,  valuation,  management,  risk,
and  sentiment.   In  addition,  the  Sub-advisor  looks  for  companies  with  the  following   characteristics:   (1)  a
distinguishable  franchise on a local,  regional or global basis;  (2) a history of effective  management  demonstrated by expanding  revenues and earnings growth; (3) prudent financial and accounting  policies;  and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries,  regions and industry  sectors,  investing in at least five countries  outside of the United States.  In selecting  countries,  the  Sub-advisor  considers such factors as economic growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market liquidity. The
Portfolio  may invest up to 40% of its total assets in any one country and up to 25% of its total assets in  securities of issuers located and operating primarily in emerging market countries.

The AST William Blair International  Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in  securities  of issuers that are  economically  tied to countries  other than the United  States.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and  organizations of any size,  regardless of country of organization or place of principal business  activity.  The Portfolio normally invests primarily in securities of issuers from at least five  different  countries,  excluding  the United  States.  Although the
Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United  States,  it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

The Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a
"bottom up"  approach to choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with earnings  growth  potential  that may not be recognized by the market at large,  regardless of where  the  companies  are  organized  or where  they  primarily  conduct  business.  Although  themes  may  emerge in the
Portfolio,  securities  are generally  selected  without  regard to any defined  allocation  among  countries,  geographic regions or industry sectors, or other similar selection procedure.

The AST DeAM  International  Equity Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The  Portfolio  pursues its  investment  objective  by  primarily  investing  in the equity securities of companies in developed  countries  outside the United States that are  represented  in the MSCI EAFE(R)Index.
The MSCI EAFE(R)Index  tracks  stocks in  Australia,  Austria,  Belgium,  Denmark,  Finland,  France,  Germany,  Hong Kong,
Ireland, Italy, Japan, the Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain, Sweden,  Switzerland and the
United Kingdom.  The Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities which  approximates  the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI
EAFE(R)Index  through  active  stock  selection.  The  targeted  tracking  error of this  Portfolio  is 4% with a standard deviation of +/- 4%. It is possible  that the  deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting  to  correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the MSCI EAFE(R)
Index,  while  improving upon the return of the same index through  active stock  selection,  is called a "managed  alpha"
strategy.

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection while  attempting to maintain a similar level of average market  capitalization  and regional and industry  exposure as the MSCI EAFE(R)Index.  The Sub-advisor  considers a number of factors in considering  whether to invest in a stock,  including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price multiples.  Other factors are cash flow growth as well as earnings and price momentum.  The  Sub-advisor  generally  takes a "bottom up" approach to building the  Portfolio,  searching for individual companies that demonstrate the best potential for significant return.

The AST MFS Global Equity Portfolio invests,  under normal  circumstances,  at least 80% of the value of its net assets in equity  securities.  The  Portfolio  will invest in the  securities of issuers  located in the U.S. and foreign  countries
(including issuers in developing countries).

The  Portfolio  focuses on companies  that the  Sub-advisor  believes  have  favorable  growth  prospects  and  attractive valuations based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments may include  securities  traded in the  over-the-counter  markets,  rather than on securities  exchanges.  The
Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o        The  international  and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many reasons,  including  reasons  related to the  particular company,  the industry of which it is a part, or the securities  markets generally.  Accordingly,  loss of money is a risk of investing in each of these funds.

o        The level of risk of the  international  portfolios  will  generally be higher than the level of risk  associated with domestic  equity funds.  Foreign  investments  involve risks such as  fluctuations  in currency  exchange rates, less liquid and more volatile securities markets,  unstable political and economic  structures,  reduced availability of information,  and lack of uniform  financial  reporting and regulatory  practices such as those that apply to U.S.
     issuers.  The level of risk of the AST MFS Global  Equity  Portfolio,  as a global fund that invests in both U.S. and foreign  securities,  may be lower than that of many international funds but higher than that of many domestic equity funds.  While none of the  international  and global  portfolios  invest primarily in companies located in developing countries,  each  may  invest  in  those  companies  to some  degree,  and the  risks of  foreign  investment  may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

State Street Research          Capital growth                The Portfolio invests primarily in common stocks of small
Small-Cap Growth                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000(R)Growth
                                                             Index.

Federated Aggressive Growth    Capital growth                The Portfolio invests primarily in the stocks of small
                                                             companies that are traded on national securities exchanges,
                                                             NASDAQ stock exchange and the over-the-counter market.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of small
Value                                                        capitalization companies that are believed to be undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

DeAM Small-Cap Value           Maximum capital growth        The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000(R)Value
                                                             Index.

Goldman Sachs Mid-Cap Growth   Long-term capital growth      The Portfolio invests primarily in equity securities of
                                                             medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies.

Alger All-Cap Growth           Long-term capital growth      The Portfolio invests primarily in common and preferred
                                                             stocks.

Gabelli All-Cap Value          Capital Growth                The Portfolio invests primarily in readily marketable equity securities.

T. Rowe Price Natural          Long-term capital growth      The Portfolio invests primarily in common stocks of companies
Resources                                                    that own or develop natural resources and other basic
                                                             commodities.

Alliance Growth                Long-term capital growth      The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies.

MFS Growth                     Long-term capital growth      The Portfolio invests primarily in common stocks and related
                               and future income             securities.

Marsico Capital Growth         Capital growth                The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

Goldman Sachs Concentrated     Capital growth                The Portfolio invests primarily in equity securities.
Growth

DeAM Large-Cap Value Fund      Maximum capital growth        The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Value
                                                             Index.

Hotchkis & Wiley Large-Cap     Current income and            The Portfolio invests at least 80% of its net assets plus
Value                          long-term growth of           borrowings for investment purposes in common stocks of large
                               income, as well as            cap U.S. companies.
                               capital appreciation

Alliance/Bernstein Growth +    Capital growth                The Portfolio invests approximately 50% of its assets in
Value                                                        growth stocks of large companies and 50% of its assets in
                                                             value stocks of large companies.

Sanford Bernstein Core Value   Long-term capital growth      The Portfolio invests primarily in common stocks of large
                                                             capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The AST State Street  Research  Small-Cap  Growth  Portfolio  (formerly,  the AST PBHG Small-Cap  Growth  Portfolio)  will invest,  under  normal  circumstances,  at least 80% of the value of its  assets in small  capitalization  companies.  For purposes  of the  Portfolio,  small-sized  companies  are those  that have  market  capitalizations  similar to the market capitalizations  of the  companies  in the Russell  2000(R)Growth  Index at the time of the  Portfolio's  investment.  The
Sub-advisor  expects to focus primarily on those securities whose market  capitalizations or annual revenues are less than
$1 billion at the time of purchase.  The size of the  companies  in the Russell  2000(R)Growth Index and those on which the
Sub-advisor  intends to focus the Portfolio's  investments  will change with market  conditions.  As of December 31, 2003, the average  market  capitalization  of the  companies  in the Russell  2000(R)Growth Index was $579 million and the median market  capitalization  was $461  million.  The size of the  companies in the Russell  2000(R)Growth Index will change with market  conditions.  The Sub-Advisor  uses its own  fundamental  research,  computer  models and  proprietary  measures of growth in determining which stocks to select for the Portfolio.  The Sub-Advisor's  investment  strategy seeks to identify stocks of companies which have strong business momentum,  earnings growth,  superior management teams as well as stocks of those  companies  whose  earnings  growth  potential may not be currently  recognized by the market and whose stock may be considered to be underpriced using various financial  measurements employed by the Sub-advisor,  such as price-to-earnings ratios.

The AST DeAM Small-Cap Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio pursues its investment  objective by primarily investing in the equity securities of small-sized  companies  included in the Russell 2000(R)Growth Index.  Equity securities include common stocks and  securities  convertible  into or  exchangeable  for common stocks,  including  warrants and rights.  The  Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell 2000(R)Growth  Index,  but which  outperforms  the Russell 2000(R)Growth Index through  active  stock  selection.  The Russell  2000(R)Growth Index is a market  capitalization  index that  measures the performance of small-sized  companies  with above average  growth  prospects.  As of December 31, 2003, the average market capitalization  of the companies in the Russell  2000(R)Growth Index was $579 million and the median market  capitalization was $461  million.  The size of the companies in the Russell  2000(R)Growth Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the deviation may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth  Index,  while  improving  upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a growth stock,  including  earnings growth rate, analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However, the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST  Federated  Aggressive  Growth  Portfolio  pursues its  investment  objective  by investing in the stocks of small companies that are traded on national security exchanges,  NASDAQ stock exchange and the  over-the-counter  market.  Small companies  will be defined as  companies  with market  capitalizations  similar to  companies  in the Russell  2000(R)Index
(which had a market  capitalization  range of $16 million to $2.8  billion as of March 31,  2004) or the Standard & Poor's
Small Cap 600 Index  (which had a market  capitalization  range of $63  million to $3 billion as of March 31,  2004.  Such definition  will be applied at the time of investment  and the Portfolio  will not be required to sell a stock because the company has grown outside the market  capitalization  range of small  capitalization  stocks. Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

         The Sub-advisor's  process for selecting  investments is bottom-up and  growth-oriented.  There is an emphasis on individual  stock  selection  rather  than  trying to time the highs and lows of the  market or  concentrating  in certain industries or sectors.  The Sub-advisor  assesses individual  companies from the perspective of a long-term investor.  The
Sub-advisor  seeks to purchase  stocks of companies that it believes:  are  profitable  and leaders in the industry;  have distinct  products and services which address  substantial  markets;  can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

The AST  Goldman  Sachs  Small-Cap  Value  Portfolio  will seek its  objective  through  investments  primarily  in equity securities of small  capitalization  companies  that are believed to be  undervalued  in the  marketplace.  Typically,  in choosing  stocks,  the  Sub-advisor  looks  for  companies  using  the  Sub-advisor's  value  investment  philosophy.  The
Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

The Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization companies.  The 80%  investment  requirement  applies  at the  time  the  Portfolio  invests  its  assets.  The  Portfolio generally  defines small  capitalization  stocks as stocks of companies with a  capitalization  of $4 billion or less. The
Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which, in the  Sub-advisor's  judgment,  are selling below their intrinsic value and at prices that do not adequately  reflect their long-term business  potential.  Selected smaller stocks  may be  undervalued  because  they are  often  overlooked  by many  investors,  or  because  the  public is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more investors come to recognize the  company's  underlying  potential.  The price of shares in relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security selection  process.  These criteria  are not rigid,  and other  stocks may be included in the  Portfolio  if they are  expected to help it attain its objective.

The AST Gabelli  Small-Cap  Value  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio generally defines small  capitalization  companies as companies with a  capitalization  of $1.5 billion or less.  Reflecting a value  approach to investing,  the Portfolio  will seek the stocks of companies whose current stock prices do not appear to adequately  reflect their  underlying value as measured by assets,  earnings,  cash flow or business  franchises.  The Sub-advisor's  research team seeks to identify  companies that appear to be undervalued by various  measures,  and may be temporarily  out of favor,  but have good prospects for capital appreciation.  In selecting investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or total capitalization/cash ratios relative to the company's peers;

         (2) Low stock price relative to a company's underlying asset values;

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in management,  or a plan to improve the business through  restructuring  or other means.  The Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just because  the company  has grown to a market  capitalization  of more than $1.5  billion,  and it may on occasion  purchase companies with a market cap of more than $1.5 billion.

The AST DeAM Small-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The Portfolio pursues its objective by primarily  investing in the equity securities of  small-sized  companies  included in the  Russell  2000(R)Value  Index.  Equity  securities  include  common  stocks and securities  convertible into or exchangeable for common stocks,  including  warrants and rights.  The Sub-advisor  employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the Russell  2000(R)Value Index,  but which  outperforms  the Russell  2000(R)Value Index  through active stock selection.  The Russell 2000(R)Value Index is a market  capitalization  index that measures the performance of small-sized  companies  trading at discounts to their value.  As December 31, 2003, the average market  capitalization  of the  companies in the Russell 2000(R)Value Index was $470 million and the median  market  capitalization  was $576 million.
The  targeted  tracking  error of this  Portfolio  is 4% with a  standard  deviation  of +/- 4%. It is  possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock  portfolio's market risk with that of a particular  index, in this case the Russell 2000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a value  stock,  including  earnings growth rate, analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However, the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest, under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The Fund pursues its objective by investing  primarily in equity  securities selected for their growth potential.  Equity securities include common stocks,  preferred stocks,  warrants and securities convertible into or exchangeable for common or preferred  stocks.  For purposes of the Portfolio,  medium-sized  companies are those whose  market  capitalizations  (measured at the time of  investment)  fall within the range of companies in the
Standard & Poor's MidCap 400(R)Index.  As of December 31, 2003, the average market  capitalization  of the companies in the
Standard & Poor's  MidCap 400(R)Index $3.3 billion and the median market  capitalization  was $2 billion.  The  Sub-advisor generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.  The
Sub-advisor  makes this  assessment by looking at companies one at a time,  regardless of size,  country of  organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger  Berman  Mid-Cap  Growth  Portfolio  will invest,  under normal  circumstances,  at least 80% of its net assets in common stocks of mid-capitalization  companies.  For purposes of the Portfolio, a mid-capitalization  company is defined as a company  whose  market  capitalization  is within the range of market  capitalizations  of  companies  in the
Russell  Midcap(R)Index.  As of December 31,  2003,  the average  market  capitalization  of the  companies in the Russell
Midcap(R)Index $4.28 billion and the median market  capitalization was $3.3 billion.  The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor  employs a disciplined  investment strategy when selecting growth stocks.  Using fundamental  research and quantitative  analysis,  the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity  relative to their peers. In doing so, the Sub-advisor  analyzes such factors as:  financial  condition (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings growth relative to competitors;  and market  valuation  in  comparison  to a stock's  own  historical  norms and the stocks of other  mid-cap companies.

The Sub-advisor  follows a disciplined  selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST Neuberger  Berman Mid-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations that fall within the range of the Russell  Midcap(R)Index at the time of investment  are considered  mid-cap  companies for purposes of the Portfolio.
As of December 31, 2003, the average  market  capitalization  of the companies in the Russell  MidCap(R)Index $4.28 billion and the median market  capitalization  was $3.3 billion.  Some of the Portfolio's assets may be invested in the securities of large-cap  companies as well as in small-cap  companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed  companies whose stock prices  are  undervalued  and  that  may  rise in price  when  other  investors  realize  their  worth.  Factors  that the
Sub-advisor  may use to identify these  companies  include strong  fundamentals,  such as a low  price-to-earnings  ratio, consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor  may also look for other  characteristics  in a  company,  such as a strong  position  relative  to  competitors,  a high  level of stock ownership  among  management,  or a recent  sharp  decline in stock  price that  appears to be the result of a  short-term market overreaction to negative news.

The  Sub-advisor  generally  considers  selling  a stock  when it  reaches a target  price,  when it fails to  perform  as expected, or when other opportunities appear more attractive.

The AST Alger All-Cap Growth Portfolio invests primarily in equity  securities,  such as common or preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The Portfolio  may invest in the equity  securities of companies of all sizes,  and may emphasize either larger or smaller  companies at a given time based on the  Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit  Volume  Growth  Companies.  These are vital  creative  companies  that offer  goods or  services  to a rapidly  expanding  marketplace.  They  include  both  established  and  emerging  firms,  offering  new or  improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change that is expected to produce  advantageous  results.  These  changes  may  be as  varied  as new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily  marketable  equity  securities  including common stocks,  preferred  stocks and  securities  that may be converted at a later time into common  stock.  The  Portfolio  may invest in the securities of companies of all sizes, and may emphasize  either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return but there is no guarantee that this target return will be achieved.  The Portfolio  focuses on companies  that appear  underpriced  relative to the value that the  Portfolio's  Sub-Advisor  believes  informed  investors  would be willing  to pay for the  company.  The  Sub-advisor considers factors such as price, earnings  expectations,  earnings and price histories,  balance sheet characteristics and perceived  management  skills.  The  Sub-advisor  also  considers  changes in economic and  political  outlooks as well as individual  corporate  developments.  The Sub-Advisor will sell any Portfolio  investments that lose their perceived value relative to other investments.

The AST T. Rowe Price Natural Resources Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in natural  resource  companies.  The Portfolio  also may invest in  non-resource  companies with the potential for growth.  When  selecting  stocks,  the  Sub-advisor  looks for companies  that have the ability to expand  production, maintain  superior  exploration  programs and  production  facilities,  and the  potential to  accumulate  new  resources.
Natural  resource  companies  in which the  Portfolio  invests  generally  own,  develop,  refine,  service  or  transport resources,  including energy sources,  precious metals,  nonferrous  metals,  forest  products,  real estate,  diversified resources and other basic  commodities  that can be produced and marketed  profitably when both labor costs and prices are rising.

Although at least 50% of  Portfolio  assets will be invested  in U.S.  securities,  up to 50% of total  assets also may be invested in foreign  securities.  The Portfolio  may sell  securities  for a variety of reasons,  such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance  Growth  Portfolio  normally  invests at least 80% of its total assets in the equity  securities  of U.S.
companies.  A U.S.  company is a company  that is  organized  under United  States law,  has its  principal  office in the
United  States and issues  equity  securities  that are traded  principally  in the United  States.  For  purposes  of the
Portfolio,  a non-U.S.  company is a company that (i) is organized outside the United States, (ii) has its principal place of business  outside the United States,  and (iii) issues  securities  that are traded  principally in foreign  countries.
Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the Portfolio,  with the 25 companies most highly  regarded by the  Sub-advisor  usually  constituting a minimum of approximately 70% of the Portfolio's net assets.

The  Sub-advisor  relies  heavily  upon the  fundamental  analysis  and research of its  internal  research  staff,  which generally  follows a primary research  universe of more than 500 companies.  The research  analysts seek to identify those companies that have strong  management,  superior  industry  positions,  excellent  balance  sheets and superior  earnings growth prospects.  An emphasis is placed on identifying  companies whose above average prospective  earnings growth is not fully reflected in current market valuations.

During market  declines,  while adding to positions in favored stocks,  the Portfolio  becomes  somewhat more  aggressive, reducing  the number of  companies  represented  in its  portfolio.  Conversely,  in rising  markets,  while  reducing  or eliminating fully valued positions,  the Portfolio becomes somewhat more conservative,  increasing the number of companies represented in its portfolio.  The Sub-advisor  therefore  seeks to gain positive  returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth  Portfolio  invests,  under normal  circumstances,  at least 80% of its net assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities and depositary  receipts,  of companies that the
Sub-advisor  believes offer better than average  prospects for long-term  growth.  The Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the  Portfolio.  This means that  securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital  Growth  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common  stocks of larger,  more established companies.

In selecting  investments for the Portfolio,  the Sub-advisor uses an approach that combines "top down" economic  analysis with "bottom up" stock  selection.  The  "top-down"  approach  takes into  consideration  such  macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and  the  global  competitive  landscape.  In  addition,  the
Sub-advisor also examines such factors as the most attractive global  investment  opportunities,  industry  consolidation, and the sustainability of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

The  Sub-advisor  then looks for  individual  companies with earnings  growth  potential that may not be recognized by the market at large.  In  determining  whether a  particular  company  may be a  suitable  investment  by the  Portfolio,  the
Sub-advisor focuses on a number of different  attributes,  including the company's specific market expertise or dominance, its franchise  durability and pricing power,  solid  fundamentals  (e.g.,  a strong  balance sheet,  improving  returns on equity, and the ability to generate free cash flow , apparent use of conservative  accounting  standards,  and transparent financial  disclosure),  strong and ethical  management,  apparent  commitment to  shareholder  interests  and  reasonable valuations in the context of projected growth rates.  This is called bottom-up stock selection.

The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  will  pursue its  objective  by  investing  primarily  in equity securities.  Equities  securities  include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable  for common or  preferred  stocks.  Investments  will be in  companies  that the  Sub-advisor  believes  have potential to achieve capital  appreciation  over the long-term.  The Portfolio  seeks to achieve its investment  objective by investing,  under normal  circumstances,  in approximately 30-45 companies that are considered by the Sub-adviser to be positioned for long-term growth.

The AST DeAM Large-Cap Value Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in large  capitalization  companies.  The Portfolio pursues its investment  objective by primarily investing in the equity securities of large sized companies  included in the Russell 1000(R)Value Index.  Equity  securities  include common stocks and  securities  convertible  into or  exchangeable  for common stocks,  including  warrants and rights.  The  Sub-advisor employs an  investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates  the market risk of those  stocks  included in the Russell  1000(R)Value Index,  but which  outperforms  the Russell  1000(R)Value Index through  active  stock  selection.  The Russell  1000(R)Value Index is a market  capitalization  index that  measures  the performance  of large,  established  companies  trading at  discounts to their fair value.  As of December  31, 2002,  the average market  capitalization  of the companies in the Russell 1000(R)Value Index was  approximately  $7.9 billion and the median market  capitalization was approximately  $2.6 billion.  The size of the companies in the Russell 1000(R)Value Index will change with market  conditions.  The targeted  tracking  error of this Portfolio is 4% with normal a deviation of +/-
1%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 1000(R)Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers a number of factors in  determining  whether to invest in a value  stock,  including  earnings growth rate, analysts' estimates of future earnings and  industry-relative  price multiples.  Other factors are net income growth  versus cash flow  growth as well as earnings  and price  momentum.  In the  selection  of  investments,  long-term capital  appreciation will take precedence over short range market  fluctuations.  However, the Portfolio may occasionally make investments for short-term capital  appreciation.  The Sub-advisor generally takes a "bottom up" approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Hotchkis & Wiley  Large-Cap  Value  Portfolio  seeks to achieve its objective by investing at least 80% of its net assets plus borrowings for investment  purposes in common stocks of large cap U.S.  companies.  The Sub-advisor  considers large cap  companies  to be those  with  market  capitalizations  like  those  found in the  Russell  1000  Index.  Market capitalization  range of the Index changes  constantly,  but as of June 30, 2003,  the range was from $1.2 billion to $287 billion.  Market  capitalization  is measured at the time of initial  purchase.  Some of these  securities may be acquired in IPOs.  Normally,  the  Portfolio  invests at least 80% of its net assets in stocks  that have a high cash  dividend  or payout yield relative to the market.  Payout yield is defined as dividend yield plus net share repurchases.

The AST  Alliance/Bernstein  Growth + Value  Portfolio  will invest  primarily  in common  stocks of large U.S.  companies included in the Russell 1000(R)Index (the "Russell  1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that  measures  the  performance  of the 1,000  largest  U.S.  companies.  As of December  31,  2003,  the average  market capitalization of the companies in the Russell 1000 Index was approximately $9.2 billion.

Normally,  about 60-85  companies will be represented in the Portfolio,  with 25-35  companies  primarily from the Russell
1000 Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets, and 35-50 companies primarily  from the Russell  1000(R)Value Index (the "Value  Index")  constituting  the  remainder of the  Portfolio's  net assets.  Daily  purchases and reinvested  distributions  and redemptions and expense items will be divided between the two portfolio  segments  for purposes of  maintaining  the targeted  allocation  between  growth and value stocks (the "Target
Allocation").  Normally,  while it is not expected that the allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is  possible  that this  deviation  may be higher.  Factors  such as market fluctuation,  economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the
Target  Allocation.  In the event the  allocation  of assets to the portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's  net assets  invested in growth stocks and 40% of the  Portfolio's net assets invested in value stocks),  the  Sub-advisors  will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a consequence,  assets may be allocated from the portfolio  segment that has appreciated  more or depreciated less to the other.  Rebalancing may entail transaction costs which over time may be significant.

The AST Sanford  Bernstein  Core Value  Portfolio will pursue its objective by investing  primarily in common stocks.  The
Sub-advisor  expects that the majority of the Portfolio's  assets will be invested in the common stocks of large companies that appear to be  undervalued.  Among other  things,  the Portfolio  seeks to identify  compelling  buying  opportunities created when companies are  undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term  prospects remain sound. The  Sub-advisor's  investment  approach is value-based and  price-driven, and it  relies  on  the  intensive  fundamental  research  of  its  internal  research  staff  to  identify  these  buying opportunities in the marketplace.

Portfolio  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the
Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor takes a "bottom-up"  approach.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be recognized by the market at large.  The  Sub-advisor  relates  present  value of each  company's  forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks companies from the highest  expected  return to the lowest,  with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

o        All of the capital  growth  portfolios  are equity  funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many reasons,  including  reasons  related to the  particular company,  the  industry  of  which  it is a  part,  or  the  securities  markets  generally.  These  declines  can be substantial.  Accordingly, loss of money is a risk of investing in each of these Portfolios.

o        The risk to which the capital  growth  portfolios  are subject  depends in part on the size of the  companies  in which the  particular  portfolio  invests.  Securities  of smaller  companies  tend to be subject to more  abrupt and erratic price  movements than  securities of larger  companies,  in part because they may have limited product lines, markets, or financial resources.  Market  capitalization,  which is the total market value of a company's outstanding stock,  is often used to  classify  companies  based on size.  Therefore,  the AST State  Street  Research  Small-Cap
     Growth Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive Growth Portfolio,  the AST
     Goldman Sachs Small-Cap  Value  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio,  and the AST DeAM Small-Cap
     Value  Portfolio can be expected to be subject to the highest  degree of risk  relative to the other  capital  growth funds.  The AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio and the
     AST  Neuberger  Berman  Mid-Cap  Value  Portfolio  can be expected to be subject to somewhat  less risk,  and the AST
     Alliance Growth Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST Goldman
     Sachs  Concentrated  Growth  Portfolio,  the AST DeAM Large-Cap Value  Portfolio,  the AST Hotchkis & Wiley Large-Cap
     Value  Portfolio,  the AST  Alliance/Bernstein  Growth + Value  Portfolio  and the AST Sanford  Bernstein  Core Value
     Portfolio to somewhat less risk than the mid-cap funds.  The AST Alger All-Cap  Growth  Portfolio and the AST Gabelli
     All-Cap  Value  Portfolio may invest in equity  securities of companies  without  regard to  capitalization,  and may include large and small  companies at the same time.  The AST T. Rowe Price Natural  Resources  Portfolio  invests in companies  of all  sizes in order to take  advantage  of the  opportunities  in the  natural  resources  sector,  but generally invests mostly in large and medium-sized companies.

o        The AST State Street Research  Small-Cap  Growth  Portfolio,  the AST DeAM Small-Cap  Growth  Portfolio,  the AST
     Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger Berman
     Mid-Cap Growth  Portfolio,  the AST Alger All-Cap Growth Portfolio,  the AST Alliance Growth  Portfolio,  the AST MFS
     Growth Portfolio,  the AST Marsico Capital Growth Portfolio,  and the AST Goldman Sachs Concentrated Growth Portfolio
     take a growth approach to investing,  while the AST Goldman Sachs Small-Cap Value  Portfolio,  the AST DeAM Small-Cap
     Value Portfolio,  the AST Gabelli  Small-Cap Value Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the
     AST Gabelli  All-Cap Value  Portfolio,  the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio the AST DeAM  Large-Cap
     Value Portfolio,  and the AST Sanford  Bernstein Core Value Portfolio  generally take a value approach.  Value stocks are  believed to be selling at prices  lower than what they are  actually  worth,  while  growth  stocks are those of companies that are expected to grow at  above-average  rates. A portfolio  investing  primarily in growth stocks will tend to be subject  to more risk than a value  fund,  although  this will not  always be the case.  Value  stocks are subject to the risks that the market may not recognize the stock's  actual value or that the market  actually  valued the stock  appropriately.  The AST  Alliance/Bernstein  Growth + Value  Portfolio  will invest almost equally in both value and growth stocks.

o        The AST T. Rowe Price  Natural  Resources  Portfolio is subject to an additional  risk factor  because it is less diversified  than most  equity  funds and could  therefore  experience  sharp  price  declines  when  conditions  are unfavorable  in the sector in which it invests.  The rate of earnings  growth of natural  resource  companies  may be irregular because these companies are strongly  affected by natural forces,  global economic cycles and international politics.

o        The AST T.  Rowe  Price  Natural  Resources  Portfolio  may  invest a up to 50% of its total  assets in  non-U.S.
     securities.  Investments in non-U.S.  securities  involve risks such as fluctuations in currency exchange rates, less liquid and more volatile  securities markets,  unstable political and economic  structures,  reduced  availability of information,  and lack of uniform  financial  reporting  and  regulatory  practices  such as those that apply to U.S.
     issuers.

o        The AST  Goldman  Sachs  Concentrated  Growth  Portfolio  is a  non-diversified  fund in that it may hold  larger positions in a smaller  number of  securities.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500(R)   The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500(R).

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

DeAM Global Allocation        A high level of total          The Portfolio invests primarily in a diversified portfolio of
                              return                         mutual funds.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers  Realty  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of its net assets in securities of real estate related issuers.  Under normal  circumstances,  the Portfolio will invest  substantially  all of its assets in the equity  securities  of real estate  companies.  Such equity  securities  will consist of common  stocks, rights or warrants to purchase  common stocks,  securities  convertible  into common stocks where the  conversion  feature represents, in the Sub-advisor's view, a significant element of the securities' value, and preferred stocks.

For purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least 50% of its assets in real  estate.  The  Portfolio  may invest up to 10% of its total  assets in  securities  of foreign  real estate companies.  Real estate companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST Sanford Bernstein  Managed Index 500 Portfolio will invest,  under normal  circumstances,  at least 80% of its net assets in  securities  included in the Standard & Poor's 500 Composite  Stock Price Index (the "S&P 500(R)").  The Portfolio
is actively  managed  and seeks to  outperform  the S&P 500(R)through  the  Sub-advisor's  stock  selection  resulting  in different  weightings  of common  stocks  relative to the index.  The S&P 500(R)is an index of 500 common  stocks,  most of which trade on the New York Stock Exchange Inc. (the "NYSE").

In seeking to outperform the S&P 500(R), the Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index. It then uses a set of quantitative  criteria that are designed to indicate  whether a particular  stock will predictably  perform better or worse than the S&P 500(R). Based on these criteria,  the Sub-advisor  determines  whether the
Portfolio should  over-weight,  under-weight or hold a neutral position in the stock relative to the proportion of the S&P
500(R)that the stock  represents.  In addition,  the Sub-advisor may determine based on the quantitative  criteria that (1)
certain S&P 500(R)stocks  should not be held by the Portfolio in any amount,  and (2) certain  equity  securities  that are not included in the S&P 500(R)should be held by the  Portfolio.  The  Portfolio may invest up to 15% of its total assets in equity securities not included in the S&P 500(R).

While  the  Portfolio  attempts  to  outperform  the  S&P  500(R),  it is not  expected  that  any  outperformance  will  be substantial.  The Portfolio also may underperform the S&P 500(R)over short or extended periods.

The AST American Century Income & Growth Portfolio's  investment strategy utilizes  quantitative  management techniques in a two-step  process  that draws  heavily  on  computer  technology.  In the first  step,  the  Sub-advisor  ranks  stocks, primarily the 1,500 largest  publicly  traded  companies in the United States  (measured by the value of the stock),  from most  attractive to least  attractive.  This is determined by using a computer model that combines  measures of at stock's value as well as measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock  price to cash  flow,  among  others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor  uses a compute to build a portfolio of stocks from the ranking  described above that it believes will provide the optimal  balance  between risk and expected  return.  The goal is to create a portfolio  that provides  better returns than its benchmark without taking on significant additional risk.

The AST Alliance  Growth and Income  Portfolio  normally will invest in common  stocks (and  securities  convertible  into common stocks).

The  Sub-advisor  will take a  value-oriented  approach,  in that it will try to keep the  Portfolio's  assets invested in securities that are selling at reasonable  valuations in relation to their fundamental  business  prospects.  In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Sub-advisor, they are too risky.

In seeking to achieve its objective,  the Portfolio invests primarily in the equity securities of U.S.  companies that the
Sub-advisor  believes are undervalued.  The Sub-advisor  believes that, over time, stock prices (of companies in which the
Portfolio  invests) will come to reflect the companies'  intrinsic  economic  values.  The Sub-advisor  uses a disciplined investment  process to evaluate the companies in its extensive research  universe.  Through this process,  the Sub-advisor seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company  followed.  The
Sub-advisor  employs  these  models to identify  equity  securities  whose  current  market  prices do not reflect what it considers to be their  intrinsic  economic  value. In determining a company's  intrinsic  economic value,  the Sub-advisor takes into  account  any  factors it  believes  bear on the  ability of the  company to perform in the  future,  including earnings growth,  prospective  cash flows,  dividend growth and growth in book value. The Sub-advisor then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity between their stock prices and their intrinsic economic values, with companies with the greatest  disparities  receiving the highest ranking (i.e., being considered the most undervalued).

The AST DeAM  Global  Allocation  Portfolio  seeks to achieve  its  investment  objective  by  investing  in  several  AST
Portfolios (the "Underlying  Portfolios"),  government  securities and cash. The Trust may, in the future,  seek exemptive relief  from the  provisions  of the  Investment  Company  Act of 1940 at which  time the  Portfolio  may  invest in other securities  including  derivatives.  The Portfolio  allocates its assets by investing in shares of a diversified  group of
Underlying  Portfolios.  The  Portfolio  intends its strategy of investing in  combinations  of  Underlying  Portfolios to result in investment  diversification that an investor could otherwise achieve only by holding numerous  investments.  The
Portfolio is expected to be invested in at least six  Underlying  Portfolios  at any time.  The  investment  objectives of such Underlying Portfolios will be diversified.

The precise mix of Underlying  Portfolios,  government  securities and cash investments  will depend on the  Sub-advisor's outlook for the markets.  Shifts among  Underlying  Portfolios  focused on different  asset  classes will normally be done gradually  and the  Sub-advisor  will not  attempt  to  precisely  "time"  the  market.  The  Portfolio's  investments  in
Underlying  Portfolios  that may invest  significant  portions of their assets in foreign  equity and debt  securities are intended to provide  additional  diversification.  The Sub-advisor  will normally have at least three different  countries represented in the foreign equity category.

The Portfolio can change the  allocations of its assets among  Underlying  Portfolios,  government  securities and cash at any time,  if the  Sub-advisor  believes  that  doing so would  better  enable  the  Portfolio  to pursue  its  investment objective.  From time to time,  the  Portfolio  adjusts  its  investments  within  set limits  based on the  Sub-advisor's outlook for the economy,  financial  markets  generally and relative market valuation of the asset classes  represented by each  Underlying  Portfolio.  The intention is to  re-balance  the specific  allocations  periodically.  Additionally  the
Portfolio  may  deviate  from set limits  when,  in the  Sub-advisor's  opinion,  it is  necessary  to do so to pursue the
Portfolio's  investment objective or for temporary defensive purposes.  Shares of the Underlying  Portfolios,  may be sold for a variety  of  reasons,  such as to effect a change  in asset  allocation,  to  secure  gains or limit  losses,  or to re-deploy assets to more promising opportunities.

The AST American  Century  Strategic  Balanced  Portfolio  normally  maintains  approximately  60% of its assets in equity securities and the remainder in bonds and other fixed income  securities.  For the equity  portion of the  Portfolio,  the
Sub-advisor  utilizes  quantitative   management  techniques  in  a  two-step  process  that  draws  heavily  on  computer technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded  companies in the United States  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are determined  by using a  computer  model  that  combines  measures  of a stock's  value as well as  measures  of its growth potential.  To measure  value,  the  Sub-advisor  uses  ratios of stock  price to book value and stock price to cash flow, among  others.  To measure  growth,  the  Sub-advisor  uses the rate of growth in a company's  earnings and changes in its earnings estimates, as well as other factors.

In the second step, the  Sub-advisor  uses a technique  called  portfolio  optimization.  In portfolio  optimization,  the
Sub-advisor  uses a computer  to build a  portfolio  of stocks from the  ranking  described  above that it  believes  will provide the optimal  balance  between risk and expected  return.  The goal is to create an equity  portfolio that provides better returns than the S&P 500(R)Index without taking on significant additional risk.

The  fixed-income  portion of the  Portfolio is invested  primarily in a diversified  portfolio of high-grade  government, corporate,  asset-backed and similar  securities payable in U.S.  currency.  At least 80% of the fixed-income  assets will be invested in  securities  that, at the time of purchase,  are rated within the three highest  categories by a nationally recognized  statistical  rating  organization.  Up to 20% of the fixed-income  portion may be invested in securities rated in the fourth  category,  and up to 15% may be invested in  securities  rated in the fifth  category.  Under normal market conditions,  the weighted  average  maturity for the fixed income  portion of the  Portfolio  will be in the 3- to 10-year range.

The AST T. Rowe  Price  Asset  Allocation  Portfolio  normally  invests  approximately  60% of its total  assets in equity securities  and 40% in fixed  income  securities.  This mix may vary over  shorter time  periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

The  Sub-advisor  concentrates  common stock  investments in larger,  more  established  companies,  but the Portfolio may include small and medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to 35%
of the equity  portion may be  invested  in foreign  (non-U.S.  dollar  denominated)  equity  securities.  When  selecting
particular   stocks  to  purchase,   the  Sub-advisor  will  examine  relative  values  and  prospects  among  growth  and value-oriented  stocks,  domestic and international stocks, and small-to large-cap stocks.  Domestic stocks are drawn from the overall U.S. market while international equities are selected primarily from large companies in developed countries.

The fixed income  portion of the Portfolio  will be allocated  among  investment  grade  securities  (50-100% of the fixed income  portion);  high yield or "junk"  bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated)  high  quality  debt securities (up to 30%); and cash reserves (up to 20%). Bond  investments are primarily  investment  grade (top four credit ratings) and are chosen from across the entire  government  and  corporate  bond  markets.  A  significant  portion of the
Portfolio's fixed income investments may be in  mortgage-related  (including mortgage dollar rolls and derivatives such as collateralized  mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  securities.  While the weighted average  maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the  Portfolio  will differ,  the weighted  average  maturity of the fixed income  portion as a whole (except for the cash reserves  component) is expected to be in the range of 7 to 12 years.  Maturities will reflect the  sub-advisor's  outlook for interest rates.

The precise mix of equity and fixed income  investments  will depend on the  Sub-advisor's  outlook for the  markets.  The
Portfolio's  investments in foreign equity and debt  securities are intended to provide  additional  diversification,  and the Sub-advisor will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

The  Portfolio  may also  invest in other  securities,  including  futures and  options,  in keeping  with its  objective.
Securities  may be sold for a variety  of  reasons,  such as to effect a change in asset  allocation,  to secure  gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities (e.g.,  bonds) can decline in value, and the primary  risk of each of the  growth  and  income  portfolios  is that the  value of the  securities  they  hold will decline.  The degree of risk to which the growth and income  portfolios  are  subject is likely to be  somewhat  less than a portfolio  investing  exclusively for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.  Accordingly, loss of money is a risk of investing in each of these funds.

o        The AST  Cohen & Steers  Realty  Portfolio,  the AST  Sanford  Bernstein  Managed  Index 500  Portfolio,  the AST
     American  Century Income & Growth  Portfolio,  and the AST Alliance Growth and Income  Portfolio  invest primarily in equity  securities.  The  AST  American  Century  Strategic  Balanced  Portfolio  and  the AST T.  Rowe  Price  Asset
     Allocation  Portfolio  generally invest in both equity and fixed income  securities.  The values of equity securities tend to  fluctuate  more  widely  than the values of fixed  income  securities.  Therefore,  those  growth and income portfolios  that invest  primarily  in equity  securities  will likely be subject to somewhat  higher risk than those portfolios that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes  significant  investments in fixed income  securities may invest to some degree in  lower-quality  fixed  income  securities,  which are  subject  to  greater  risk that the issuer may fail to make interest  and  principal  payments  on the  securities  when  due.  Each of these  Portfolios  generally  invests  in intermediate-  to long-term fixed income  securities.  Fixed income  securities with longer  maturities are generally subject to greater risk than fixed income  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market  interest  rates.  To the extent the  Portfolio's  fixed  income  component  is invested in mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

o        The AST Cohen & Steers Realty  Portfolio is subject to an additional  risk factor because it is less  diversified than most equity funds and could  therefore  experience  sharp price declines when  conditions are unfavorable in the real  estate  sector.  Real  estate  securities  may be subject  to risks  similar to those  associated  with  direct ownership  of real  estate.  These  include  risks  related  to  economic  conditions,  heavy  cash flow  dependency, overbuilding,  extended  vacancies of properties,  changes in  neighborhood  values,  and zoning,  environmental  and housing regulations.

o        Because the AST Sanford Bernstein  Managed Index 500 Portfolio  invests  primarily in equity securities  included in the S&P 500(R),  and some of these  securities  do not produce  income,  the  Portfolio  may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

o        The AST DeAM Global Allocation  Portfolio  invests in mutual funds,  which carry their own risks similar to those of equity and fixed income securities described above.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Goldman Sachs High Yield      High current income and        The Portfolio invests primarily in high yield fixed income
                              may consider potential for     securities that, at the time of purchase, are non-investment
                              capital appreciation           grade securities.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.
Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income  securities.  The Portfolio will invest in all types of bonds  including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign  authorities,  provinces and municipalities as well as investment  grade  corporate  bonds,  mortgage  and  asset-backed  securities  and  high-yield  bonds of U.S.  and foreign issuers.  The Portfolio  seeks to moderate  price  fluctuation  by actively  managing its maturity  structure and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and currency exchange rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized through hedging.

Although the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity restrictions  on the overall  portfolio or on  individual  securities.  The Portfolio  may and  frequently  does engage in foreign currency  transactions such as forward foreign currency exchange contracts,  hedging its foreign currency exposure back to the dollar or against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also  attempts  to reduce currency  risks  through  diversification  among foreign  securities  and active  management  of  maturities  and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk bonds ("junk bonds") and  emerging  market  bonds.  Some  emerging  market  bonds,  such as Brady  Bonds,  may be  denominated  in U.S.
dollars.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-related  (including  mortgage dollar rolls and derivatives,  such as collateralized  mortgage  obligations and stripped  mortgage  securities) and asset-backed securities.

The AST Goldman Sachs High Yield Portfolio  (formerly,  the AST Federated High Yield Portfolio) will invest,  under normal circumstances,  at least 80% of its net assets plus any borrowings for investment  purposes (measured at time of purchase)
( "Net  Assets ")  in  high-yield,  fixed-income  securities  that,  at the time of  purchase,  are  non-investment  grade securities.  Non-investment  grade securities are securities rated BB, Ba or below by a Moody's Investors  Services,  Inc.
or Standard & Poor's  Corporation,  or, if unrated,  determined by the Sub-Adviser to be of comparable  quality.  The Fund may invest in all types of fixed income securities,  including,  senior and subordinated  corporate debt obligations (such as bonds,  debentures,  notes and commercial  paper),  convertible and  non-convertible  corporate debt obligations,  loan participations, custodial receipts, municipal Securities and preferred stock.

To pursue its objective,  the AST Lord Abbett Bond-Debenture  Portfolio will invest, under normal circumstances,  at least
80% of the value of its assets in fixed  income  securities.  To pursue its  objective,  the  Portfolio  normally  invests primarily in high yield and investment  grade debt  securities,  securities  convertible  into common stock, and preferred stocks. At least 20% of the Portfolio's  assets must be invested in any combination of investment grade  securities,  U.S.
Government securities and cash equivalents.

The  Sub-advisor  believes that a high total return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of  investments.  Through  portfolio  diversification,  credit  analysis and attention to current  developments  and trends in  interest  rates and  economic  conditions,  the  Sub-advisor  attempts to reduce the
Portfolio's  risks. The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e.,  research on individual  companies  rather than the economy as a whole) to identify  undervalued  securities.  The  Portfolio  may find good value in high yield securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have more than  half of its  assets  invested  in  those  securities.  The  Portfolio  may  also  make  significant  investments  in mortgage-backed  securities.  Although  the  Portfolio  expects to  maintain a weighted  average  maturity in the range of seven to nine years, there are no maturity restrictions on the overall portfolio or on individual securities.

The AST PIMCO Total Return Bond  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including:

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9)  debt  securities  issued  by  state  or  local  governments  and  their  agencies  and  government-sponsored enterprises;
         (10) obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
         (11) derivative instruments, including swap agreements; and
         (12) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic  forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities selection
techniques.   The  proportion  of  the  Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's  forecast for interest
rates.   The  Portfolio  can  and  routinely  does  invest  in  certain   complex  fixed  income   securities   (including
mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds")  (or, if  unrated,  determined  by the
Sub-advisor to be of comparable quality).

The AST PIMCO Limited Maturity Bond Portfolio will invest,  under normal  circumstances,  at least 80% of the value of its assets in fixed income securities, including::

         (1) securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
         (2) corporate  debt  securities of U.S. and non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5) structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9)  debt  securities  issued  by  state  or  local  governments  and  their  agencies  and  government-sponsored enterprises;
         (10) obligations of foreign governments or their  subdivisions,  agencies and  government-sponsored  enterprises;
and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in areas of the bond market  that the  Sub-advisor  believes to be  relatively
undervalued.   In  selecting  fixed  income  securities,   the  Sub-advisor  uses  economic  forecasting,   interest  rate
anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities selection
techniques.   The  proportion  of  the  Portfolio's   assets   committed  to  investment  in  securities  with  particular characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The average  portfolio  duration of the
Portfolio  generally  will vary within a one- to three-year  time frame based on the  Sub-advisor's  forecast for interest
rates.   The  Portfolio  can  and  routinely  does  invest  in  certain   complex  fixed  income   securities   (including
mortgage-backed and asset-backed  securities) and engage in a number of investment  practices  (including  futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds")  (or, if  unrated,  determined  by the
Sub-advisor to be of comparable quality).

The AST Money Market  Portfolio will invest in  high-quality,  short-term,  U.S. dollar  denominated  corporate,  bank and government  obligations.  Under the regulatory  requirements applicable to money market funds, the Portfolio must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities that have effective  maturities of not more  than 397 days.  In  addition,  the  Portfolio  will  limit  its  investments  to those  securities  that,  in accordance with  guidelines  adopted by the Trustees of the Trust,  present  minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one nationally  recognized  statistical rating  organization (such as Moody's and Standard &
Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;

         (2) if rated by more  than one  nationally  recognized  statistical  rating  organization,  at least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is determined  to be of comparable  quality in  accordance  with the  guidelines  noted
above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income  securities  is  determined  largely by the quality and  maturity  characteristics  of its  portfolio  securities.  Lower-quality  fixed  income  securities  are subject to greater risk that the company may fail to make  interest and  principal  payments on the  securities  when due.  Fixed income  securities  with longer  maturities  (or  durations)  are generally  subject to greater risk than securities  with  shorter  maturities,  in that their  values  will  fluctuate  more in response to changes in market interest rates.  Accordingly, loss of money is a risk of investing in each of these funds.

o        While the AST T. Rowe Price Global Bond Portfolio  invests  primarily in  high-quality  fixed income  securities, its  substantial  investments in foreign fixed income  securities and relatively  long average  maturity will tend to increase its level of risk. Like foreign equity  investments,  foreign fixed income investments involve risks such as fluctuations in currency  exchange rates,  unstable  political and economic  structures,  lack of liquidity,  reduced availability  of information,  and lack of uniform  financial  reporting and regulatory  practices such as those that apply to U.S.  issuers.  The AST T. Rowe Price  Global  Bond  Portfolio  can invest to some degree in  securities  of issuers in developing  countries and in lower-quality fixed income securities,  and the risks of the Portfolio may be accentuated by these  holdings.  The  mortgage-related  and  asset-backed  securities  could subject the Portfolio to increased  volatility in the event of interest  rate  changes,  which could cause  prepayments  to increase,  and the value of the securities to decrease.

o        As a fund that invests  primarily in  lower-quality  fixed income  securities,  the AST Goldman  Sachs High Yield
     Portfolio  will be subject to a level of risk that is high  relative to other fixed  income  funds,  and which may be comparable to or higher than some equity funds.  Non-investment  grade  fixed-income  securities  (commonly  known as
      "junk  bonds ") tend to offer higher yields than higher rated  securities  with similar  maturities.  Non-investment grade  fixed-income  securities are, however,  considered  speculative and generally involve greater price volatility and greater  risk of loss of  principal  and  interest  than  higher  rated  securities.  The Fund may  purchase  the securities  of issuers that are in default.  The level of risk of the AST Lord Abbett  Bond-Debenture  Portfolio  may be higher than many other fixed income funds  because it will often have  significant  investments  in  lower-quality fixed income  securities.  Like equity securities,  lower-quality  fixed income securities tend to reflect short-term market  developments  to a greater  extent than  higher-quality  fixed income  securities.  An economic  downturn may adversely  affect the value of  lower-quality  securities,  and the trading  market for such  securities is generally less liquid than the market for higher-quality securities.

o        The average duration or maturity of the AST Lord Abbett  Bond-Debenture  Portfolio  generally will be longer than that of the AST PIMCO Total Return Bond  Portfolio,  which in turn will be longer than that of the AST PIMCO  Limited
     Maturity Bond Portfolio,  and funds having longer average  maturities or durations can be expected to be subject to a greater  level of risk than  shorter-term  funds.  As funds  that  invest  primarily  in  high-quality  fixed  income securities,  the level of risk to which the AST PIMCO Total  Return Bond  Portfolio  and AST PIMCO  Limited  Maturity
     Bond  Portfolio  are  subject  can be  expected to be less than most  equity  funds.  Nonetheless,  the fixed  income securities  held by these  Portfolios  can decline in value because of changes in their quality,  in market  interest rates,  or for other  reasons.  While the  complex  fixed  income  securities  invested in and  investment  practices engaged in by the AST PIMCO Total Return Bond  Portfolio  and AST PIMCO  Limited  Maturity  Portfolio are designed to increase their return or hedge their  investments,  these securities and practices may increase the risk to which the
     Portfolios are subject.

o        The AST Money Market  Portfolio  seeks to preserve  the value of your  investment  at $1.00 per share,  but it is still  possible to lose money by investing in the  Portfolio.  For  instance,  the issuer or guarantor of a portfolio security or the other party to a contract could default on its  obligation,  and this could cause the Portfolio's net asset  value to fall below  $1.00.  An  investment  in the  Portfolio  is not  insured or  guaranteed  by the Federal
     Deposit Insurance  Corporation or any other government  agency. In addition,  the income earned by the Portfolio will fluctuate  based on market  conditions,  interest rates and other factors.  In a low interest rate  environment,  the yield for the  Portfolio,  after  deduction  of  operating  expenses,  may be negative  even though the yield  before deducting  such expenses is positive.  A negative yield may also cause the  Portfolio's  net asset value per share to fall below $1.00.  The  Investment  Managers may decide to reimburse  certain of these  expenses to the  Portfolio in order to  maintain a positive  yield,  however  they are under no  obligation  to do so and may cease doing so at any time without prior notice.

PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio's best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio since inception. This information may help provide an indication of each Portfolio's risks by showing changes in performance from year to year and by comparing the Portfolio's performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; and would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
2.64%
10.00%
9.65%
18.15%
20.10%
64.13%
-26.53%
-22.75%
-18.42%
30.60%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 42.51%, 4th quarter 1999	Down 19.79%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	30.60%	38.59%
5 years	-0.14%	-0.05%
10 years	5.72%	4.47%

* Between December 10, 2001 and February 23, 2004, the Portfolio was known as the AST Strong International Growth Portfolio and Strong Capital Management, Inc. served as its Sub-advisor. Between May 4, 1999 and December 10, 2001, the Portfolio was known as the AST AIM International Equity Portfolio, and A I M Capital Management, Inc. served as its Sub-advisor. Between October 15, 1996 and May 4, 1999, the Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor. Prior to October 15, 1996, Seligman Henderson Co. served as its Sub-advisor.

19

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO*

100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
18.70%
16.22%
82.68%
-24.62%
-23.55%
-25.67%
39.95%
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 59.16%, 4th quarter 1999	Down 21.19%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	39.95%	38.59%
5 years	1.86%	-0.05%
Since inception (1/2/97)	6.09%	2.86%

AST MFS GLOBAL EQUITY PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-7.19%
-9.97%
-12.26%
27.14%
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 15.32%, 2nd quarter 2003	Down 14.66%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index	Index: Morgan Stanley Capital International (MSCI) World Index*
1 year	27.14%	38.59%	33.11%
Since Inception (10/18/99)	0.69%	-2.87%	-3.67%

*The MSCI World Index has been added as a secondary benchmark index to reflect a more narrow-based index.

20

AST DeAM INTERNATIONAL EQUITY PORTFOLIO*

89.71%
100.00%
50.00%
0.00%
-50.00%
12.91%
2.03%
10.92%
-30.28%
-32.21%
-17.03%
33.91%
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 64.20%, 4th quarter 1999	Down 22.77%, 2nd quarter 2000

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	33.91%	38.59%
5 years	-0.08%	-0.05%
Since inception (5/2/95)	3.21%	3.60%

*Between October 15, 1996 and April 30, 2002, the AST DeAM International Equity Portfolio was known as the AST Founders Passport Portfolio and Founders Asset Management, Inc. served as Sub-advisor to the Portfolio. Prior to October 15, 1996, the Portfolio was known as the Seligman Henderson International Small-Cap Portfolio, and Seligman Henderson Co. served as Sub-advisor to the Portfolio.

Part of the historical performance of the Portfolio is due to purchases of securities sold in Initial Public Offerings ("IPOs"). The effect of IPOs on the Portfolio's performance depends on a variety of factors including the number of IPOs that the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. There is no guarantee that the Portfolio's investments in IPOs, if any, will continue to have a similar impact on the Portfolio's performance.

21

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO*

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
-6.47%
-34.41%
45.24%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Growth Index**
1 year	45.24%	28.67%	48.54%
5 years	2.25%	-0.57%	0.86%
Since Inception (1/4/94)	7.79%	11.06%	5.43%

**The Russell 2000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

22

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

55.90%
47.58%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-20.95%
-28.43%
-26.46%
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 47.63%, 4th quarter 1999	Down 28.92%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index+	Index: Russell 2000 Growth Index**
1 year	47.58%	28.67%	29.89%	48.54%
Since Inception (1/4/99)	-0.87%	-0.57%	7.13%	0.86%

+ The benchmark for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.

**The Russell 2000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

69.16%
70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
-20.61%
-29.19%
2001
2002
2003

Best Quarter	Worst Quarter
Up 35.55%, 2nd quarter 2003	Down 32.24%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index+	Index: Russell 2000 Growth Index*
1 year	69.16%	28.67%	47.25%	48.54%
Since Inception (10/23/00)	-4.38%	-6.16%	5.06%	-6.19%

+ The benchmark for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.

*The Russell 2000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

23

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO*

45.00%
35.00%
25.00%
15.00%
5.00%
-5.00%
-0.10%
8.81%
33.85%
9.91%
-7.93%
41.08%
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 22.89%, 2nd quarter 1999	Down 22.12%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index+	Index: Russell 2000 Value Index**
1 year	41.08%	28.67%	47.25%	46.03%
5 years	15.77%	-0.57%	7.13%	12.28%
Since Inception (1/2/98)	12.97%	3.79%	5.45%	8.92%

+ The benchmark for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.

**The Russell 2000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

24

AST GABELLI SMALL-CAP VALUE PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
28.80%
-10.53%
0.58%
21.86%
6.98%
-9.38%
35.78%
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index+	Index: Russell 2000 Value Index**
1 year	35.78%	28.67%	47.25%	46.03%
5 years	10.04%	-0.57%	7.13%	12.28%
Since Inception (1/2/97)	9.27%	7.57%	7.72%	11.92%

+ The benchmark for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.

**The Russell 2000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST DeAM SMALL-CAP VALUE PORTFOLIO

43.46%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2003

Best Quarter	Worst Quarter
Up 19.87%, 2nd quarter 2003	Down 21.26%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 2000 Index+	Index: Russell 2000 Value Index*
1 year	43.46%	28.67%	47.25%	46.03%
Since Inception (5/1/02)	6.56%	3.80%	4.04%	8.19%

+ The benchmark for the Portfolio was changed in 2003 to the Russell 2000 Index to comply with research standards of Prudential's Strategic Investment Research Group.

*The Russell 2000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

25

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO*

31.60%
40.00%
-40.17%
-27.46%
20.00%
0.00%
-20.00%
-40.00%
-60.00%
2001
2002
2003

Best Quarter	Worst Quarter
Up 18.12%, 2nd quarter 2003	Down -33.06%, 4th quarter 2000

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Standard & Poors MidCap 400 Index+	Index: Russell Mid-Cap Growth Index**
1 year	31.60%	28.67%	35.62%	42.71%
Since Inception (5/1/00)	-23.23%	-5.61%	6.16%	-10.44%

+ The benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.

**The Russell Mid-Cap Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

26

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
24.42%
16.34%
16.68%
20.65%
51.37%
-8.07%
-25.79%
-31.21%
30.56%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 49.25%, 4th quarter 1999	Down 29.71%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Standard & Poors MidCap 400 Index+	Index: Russell Mid-Cap Growth Index**
1 year	30.56%	28.67%	35.62%	42.71%
5 years	-1.49%	-0.57%	9.21%	2.01%
Since Inception (10/20/94)	7.13%	11.69%	15.28%	10.19%

*Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as its Sub-advisor.
+ The benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.
**The Russell Mid-Cap Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

27

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-6.95%
26.13%
11.53%
26.42%
-2.33%
5.67%
27.49%
-3.03%
-10.56%
36.32%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 15.95%, 4th quarter 1998	Down 14.89%, 3rd quarter 2002

Average annual total returns for periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Standard & Poors MidCap 400 Index+	Index: Russell Mid-Cap Value Index**
1 year	36.32%	28.67%	35.62%	38.07%
5 years	9.76%	-0.57%	9.21%	8.73%
10 years	9.92%	11.06%	13.93%	13.04%

+ The benchmark for the Portfolio was changed in 2003 to the Standard & Poors MidCap 400 Index to comply with research standards of Prudential's Strategic Investment Research Group.

**The Russell Mid-Cap Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

28

AST ALGER ALL-CAP GROWTH PORTFOLIO*

35.52%
40.00%
20.00%
-31.60%
-16.67%
-35.79%
0.00%
-20.00%
-40.00%
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 16.58%, 2nd quarter 2003	Down 20.83%, 4th quarter 2000

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 3000 Growth Index**
1 year	35.52%	28.67%	30.97%
Since Inception (1/3/00)	-16.08%	-5.34%	-12.44%

*Due to the events of September 11, 2001, Massachusetts Financial Services Company ("MFS") acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. ("Alger") for the AST Alger All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through December 9, 2001. Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

**The Russell 3000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST GABELLI ALL-CAP VALUE PORTFOLIO

35.85%
40.00%
30.00%
20.00%
-2.18%
-20.71%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2001
2002
2003

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 2003	Down 17.80%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 3000 Value Index*
1 year	35.85%	28.67%	31.14%
Since Inception (10/23/00)	1.94%	-6.16%	2.49%

*The Russell 3000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

29

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
30.74%
3.39%
-11.83%
28.11%
26.79%
0.70%
-5.53%
33.52%
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 19.85%, 4th quarter 2003	Down 18.58%, 3rd quarter 2002

Average annual total returns For periods ending 12/31/03	Portfolio	Index: Standard & Poors 500 Index
1 year	33.52%	28.67%
5 years	15.58%	-0.57%
Since Inception (5/2/95)	12.30%	11.13%

AST ALLIANCE GROWTH PORTFOLIO*

40.00%
20.00%
0.00%
-20.00%
-40.00%
14.83%
27.34%
33.91%
-13.74%
-14.72%
-30.98%
23.70%
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 28.30%, 4th quarter 1999	Down 16.90%, 1st quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index**
1 year	23.70%	28.67%	29.75%
5 years	-3.40%	-0.57%	-5.11%
Since Inception (5/2/96)	4.01%	8.85%	6.19%

*Between December 31, 1998 and April 30, 2000, the Portfolio was known as the AST Oppenheimer Large-Cap Growth Portfolio, and OppenheimerFunds, Inc. served as its Sub-advisor. Prior to December 31, 1998, the Portfolio was known as the Robertson Stephens Value + Growth Portfolio, and Robertson Stephens & Company Investment Management, L.P. served as its Sub-advisor.
**The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

30

AST MFS GROWTH PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
-6.53%
-21.68%
-28.17%
22.90%
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 15.50%, 4th quarter 2001	Down 22.43%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	**Portfolio**	**Index: Standard & Poors 500 Index**	**Index: Russell 1000 Growth Index***
1 year	22.90%	28.67%	29.75%
Since Inception (10/18/99)	-7.21%	-3.35%	-9.10%

*The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST MARSICO CAPITAL GROWTH PORTFOLIO

60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
41.59%
52.58%
-14.25%
-21.71%
-15.56%
31.74%
1998
1999
2000
2001
2002
2003

Best Quarter	**Worst Quarter**
Up 36.36%, 4th quarter 1999	Down 18.06%, 3rd quarter 2001

Average annual total returns for periods ended 12/31/03	**Portfolio**	**Index: Standard & Poors 500 Index**	**Index: Russell 1000 Growth Index***
1 year	31.74%	28.67%	29.75%
5 years	2.65%	-0.57%	-5.11%
Since Inception (12/22/97)	8.32%	3.79%	1.08%

*The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

31

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO*

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
-31.67%
-29.84%
25.25%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index**
1 year	25.25%	28.67%	29.75%
5 years	-8.47%	-0.57%	-5.11%
10 years	8.93%	11.06%	9.21%

**The Russell 1000 Growth Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST DeAM LARGE-CAP VALUE PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-5.53%
-15.30%
26.59%
2001
2002
2003

Best Quarter	Worst Quarter
Up 15.61%, 2nd quarter 2003	Down 17.31%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index*
1 year	26.59%	28.67%	30.03%
Since Inception (10/23/00)	-0.07%	-6.16%	2.49%

*The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

32

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
-8.59%
-17.49%
19.94%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	**Worst Quarter**
Up 13.27%, 2nd quarter 2003	Down 16.19%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	**Portfolio**	**Index: Standard & Poors 500 Index**	**Index: Russell 1000 Value Index****
1 year	19.94%	28.67%	30.03%
5 years	1.15%	-0.57%	3.56%
Since Inception (1/4/94)	8.20%	11.06%	11.88%

**The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO

26.10%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2002
2003

Best Quarter	**Worst Quarter**
Up 13.15%, 2nd quarter 2003	Down 16.46%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	**Portfolio**	**Index: Standard & Poors 500 Index**	**Index: Russell 1000 Index***
1 year	26.10%	28.67%	29.89%
Since Inception (5/1/01)	-3.11%	-2.69%	-2.17%

*The Russell 1000 Index has been added as a secondary benchmark index to reflect a more narrow-based index.

33

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO

28.31%
-13.24%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
2002
2003

Best Quarter	Worst Quarter
Up 15.51%, 2nd quarter 2003	Down 18.87%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index*
1 year	28.31%	28.67%	30.03%
Since Inception (5/1/01)	4.64%	-2.69%	1.85%

*The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST COHEN & STEERS REALTY PORTFOLIO

37.43%
26.19%
16.00%
2.26%
2.85%
2.65%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 13.33%, 2nd quarter 2003	Down 9.03%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: NAREIT Equity REIT Index	Index: Wishire REIT Index*
1 year	37.43%	37.13%	36.13%
5 years	13.37%	14.34%	15.10%
Since Inception (1/2/98)	7.85%	8.29%	9.00%

*The Wishire REIT Index has been added as a secondary benchmark index to reflect a more narrow-based index.

34

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO*

27.90%
21.23%
-8.82%
-10.01%
-20.64%
27.32%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 21.58%, 4th quarter 1998	Down 17.53%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index
1 year	27.32%	28.67%
5 years	0.10%	-0.57%
Since Inception (1/2/98)	4.28%	3.79%

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO*

22.30%
12.27%
22.98%
-10.77%
-8.44%
-19.81%
28.78%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 16.72%, 4th quarter 1998	Down 17.11%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Index**
1 year	28.78%	28.67%	29.89%
5 years	0.74%	-0.57%	-0.13%
Since Inception (1/2/97)	5.19%	7.57%	7.66%

**The Russell 1000 Index has been added as a secondary benchmark index to reflect a more narrow-based index.

35

AST ALLIANCE GROWTH AND INCOME PORTFOLIO*

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
2.22%
28.91%
18.56%
23.92%
12.48%
16.09%
5.52%
-0.48%
-23.28%
32.43%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 17.89%, 2nd quarter 2003	Down 18.25%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index**
1 year	32.43%	28.67%	30.03%
5 years	4.37%	-0.57%	3.56%
10 years	10.43%	11.06%	11.88%

**The Russell 1000 Value Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST DeAM GLOBAL ALLOCATION PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
0.09%
22.60%
11.23%
18.28%
12.86%
20.85%
-4.36%
-11.73%
-15.43%
19.53%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 16.25%, 4th quarter 1999	Down 12.44%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/Credit Index)
1 year	19.53%	18.76%
5 years	0.62%	2.70%
10 years	6.51%	9.77%

36

AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
13.40%
21.29%
12.97%
-3.11%
-3.80%
-9.74%
18.87%
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 14.12%, 4th quarter 1998	Down 8.89%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Blended Index (60% Standard & Poors 500, 40% Lehman Aggregate Bond Index)*
1 year	18.87%	18.76%
5 years	2.47%	2.70%
Since Inception (1/2/97)	6.50%	7.93%

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO

30.00%
20.00%
10.00%
0.00%
-10.00%
23.36%
13.14%
18.40%
18.36%
10.28%
-0.48%
-4.79%
-9.89%
24.02%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 12.45%, 2nd quarter 2003	Down 10.47%, 3rd quarter 2002

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/ Credit Index)
1 year	24.02%	18.76%
5 years	3.15%	2.70%
Since Inception (1/4/94)	8.56%	9.77%

37

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
11.10%
5.98%
-3.42%
14.72%
-8.33%
-0.45%
2.66%
15.03%
12.86%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 7.85%, 2nd quarter 2002	Down 5.56%, 1st quarter 1999

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Lehman Brothers Global Aggregate Index
1 year	12.86%	12.51%
5 years	3.99%	5.43%
Since Inception (5/3/94)	4.54%	7.24%

*Prior to May 1, 1996, the Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as its Sub-advisor.

AST GOLDMAN SACHS HIGH YIELD PORTFOLIO*

25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-3.10%
19.57%
13.58%
13.59%
2.61%
2.00%
-9.69%
0.14%
0.04%
21.59%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 7.65%, 2nd quarter 2003	Down 7.35%, 4th quarter 2000

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Merrill Lynch High Yield Index	Index: Lehman Brothers U.S. Corporate High Yield Bond Index+
1 year	21.59%	28.15%	28.97%
5 years	2.33%	5.02%	5.23%
Since Inception (1/4/94)	5.59%	7.05%	6.89%

+ The benchmark for the Portfolio was changed to the Lehman Brothers U.S. Corporate High Yield Bond Index to comply with research standards of Goldman Sachs Asset Management, L.P.

38

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
3.04%
0.41%
18.74%
2001
2002
2003

Best Quarter	Worst Quarter
Up 6.91%, 2nd quarter 2003	Down 3.24%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Standard & Poors 500 Index	Index: Merrill Lynch High Yield Index*
1 year	18.74%	28.67%	28.15%
Since Inception (10/23/00)	7.16%	-6.16%	8.42%

*The Merrill Lynch High Yield Index has been added as a secondary benchmark index to reflect a more narrow-based index.

AST PIMCO TOTAL RETURN BOND PORTFOLIO

20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
18.78%
3.42%
9.87%
9.46%
-1.09%
11.57%
8.87%
9.22%
5.32%
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 6.22%, 3rd quarter 2001	Down 2.54%, 1st quarter 1996

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Lehman Brothers Aggregate Index
1 year	5.32%	4.10%
5 years	6.68%	6.62%
Since Inception (1/4/94)	7.14%	6.95%

39

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.90%
7.46%
5.72%
3.37%
8.43%
7.97%
6.21%
3.28%
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 2.95%, 4th quarter 1995	Down 0.52%, 1st quarter 1996

Average annual total returns For periods ended 12/31/03	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	3.28%	1.90%
5 years	5.83%	5.37%
Since Inception (5/2/95)	5.88%	6.00%

AST MONEY MARKET PORTFOLIO*

8.00%
6.00%
4.00%
2.00%
0.00%
3.75%
5.05%
5.08%
5.18%
5.14%
4.60%
6.07%
3.77%
1.29%
0.63%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Best Quarter	Worst Quarter
Up 1.77%, 3rd quarter 2000	Up 0.13%, 4th quarter 2003

7-day yield (as of 12/31/03)	0.56%

40

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and expenses  that you may pay if you buy and hold shares of the  Portfolios.  Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2003.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                             NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                  NONE*
Exchange Fee                                                                                     NONE*

* Because shares of the Portfolios may be purchased through variable  insurance  products,  the prospectus of the relevant product should be carefully  reviewed for information on the charges and expenses of those  products.  This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                                                 Distribution                          Total Annual
                                                                                  and Service          Other        Portfolio Operating
Portfolio:                                                 Management Fees      (12b-1) Fees(1)     Expenses (2)         Expenses
--------------------------------------------------------- ------------------- -------------------- ---------------- --------------------
AST JPMorgan International Equity                                 0.88               0.02              0.24                1.14
AST William Blair International Growth(3)                         1.00               0.11              0.23                1.34
AST DeAM International Equity (3)                                 1.00               0.00              0.27                1.27
AST MFS Global Equity                                             1.00               0.00              0.40                1.40
AST State Street Research Small-Cap Growth                        0.90               0.07              0.23                1.20
AST DeAM Small-Cap Growth(3)                                      0.95               0.00              0.22                1.17
AST Federated Aggressive Growth                                   0.95               0.00              0.27                1.22
AST Goldman Sachs Small-Cap Value                                 0.95               0.09              0.22                1.26
AST Gabelli Small-Cap Value                                       0.90               0.00              0.20                1.10
AST DeAM Small-Cap Value(3)                                       0.95               0.00              0.41                1.36
AST Goldman Sachs Mid-Cap Growth(3)                               1.00               0.16              0.25                1.41
AST Neuberger Berman Mid-Cap Growth                               0.90               0.06              0.21                1.17
AST Neuberger Berman Mid-Cap Value                                0.90               0.08              0.17                1.15
AST Alger All-Cap Growth                                          0.95               0.25              0.20                1.40
AST Gabelli All-Cap Value                                         0.95               0.00              0.25                1.20
AST T. Rowe Price Natural Resources                               0.90               0.02              0.25                1.17
AST Alliance Growth                                               0.90               0.04              0.22                1.16
AST MFS Growth                                                    0.90               0.14              0.21                1.25
AST Marsico Capital Growth(3)                                     0.90               0.05              0.16                1.11
AST Goldman Sachs Concentrated Growth(3)                          0.90               0.06              0.17                1.13
AST DeAM Large-Cap Value(3)                                       0.85               0.00              0.24                1.09
AST Hotchkis & Wiley Large-Cap Value(3)                           0.75               0.04              0.19                0.98
AST Alliance/Bernstein Growth + Value                             0.90               0.00              0.25                1.15
AST Sanford Bernstein Core Value                                  0.75               0.15              0.24                1.14
AST Cohen & Steers Realty                                         1.00               0.02              0.22                1.24
AST Sanford Bernstein Managed Index 500                           0.60               0.06              0.18                0.84
AST American Century Income & Growth                              0.75               0.00              0.24                0.99
AST Alliance Growth and Income(3)                                 0.75               0.08              0.16                0.99
AST DeAM Global Allocation(3)                                     0.97(4)            0.00(5)           0.29(5)             1.26(5)
AST American Century Strategic Balanced                           0.85               0.00              0.26                1.11
AST T. Rowe Price Asset Allocation                                0.85               0.00              0.27                1.12
AST T. Rowe Price Global Bond                                     0.80               0.00              0.26                1.06
AST Goldman Sachs High Yield                                      0.75               0.00              0.18                0.93
AST Lord Abbett Bond-Debenture                                    0.80               0.00              0.24                1.04
AST PIMCO Total Return Bond(3)                                    0.65               0.00              0.15                0.80
AST PIMCO Limited Maturity Bond                                   0.65               0.00              0.17                0.82
AST Money Market (3)                                              0.50               0.00              0.14                0.64
(1) As discussed  below under  "Management of the Trust - Fees and  Expenses",  the Trustees  adopted a Distribution  Plan
(the  "Distribution  Plan")  under  Rule  12b-1 to permit an  affiliate  of the  Trust's  Investment  Managers  to receive brokerage  commissions  in connection  with  purchases and sales of securities  held by the  Portfolios,  and to use these commissions  to promote the sale of shares of the  Portfolio The chart above shows the amount of  commissions  paid during
2003 to the affiliate of the  Investment  Managers to promote  distribution,  shown as a percentage  of Portfolio  average daily net assets.  The  Distribution  Plan does not limit the amount of  commissions  that may be directed under the Plan, so the  amount  directed  in  future  years may be  greater  than or less than the  percentage  shown in the chart  above.
Overall  brokerage  commission  rates and amounts paid by the various  Portfolios are not expected to increase as a result of the Distribution Plan.
(2) As noted above, shares of the Portfolios  generally are purchased through variable insurance  products.  The Trust has entered into  arrangements  with the issuers of the variable  insurance  products  offering the Portfolios under which the
Trust  compensates  the issuers for providing  ongoing  services to Portfolio  shareholders in lieu of the Trust providing such services directly to shareholders.  Amounts paid under these  arrangements are included under "Other  Expenses".  See this Prospectus under "Management of the Trust - - Distribution Plans" for more information.
(3) The  Portfolios'  total  actual  annual  operating  expenses  for the year ended  December 31, 2003 were less than the amount shown in the table due to fee waivers,  reimbursement of expenses and expense offset  arrangements.  These waivers, reimbursements,  and offset  arrangements  are voluntary and may be terminated by American  Skandia  Investment  Services,
Inc.  and  Prudential  Investments  LLC at  any  time.  After  accounting  for  the  waivers,  reimbursements  and  offset arrangements,  the Portfolio's actual annual operating expenses were as follows:  AST William Blair International  Growth:
1.24%; AST DeAM  International  Equity:  1.14%;  AST DeAM Small-Cap  Growth:  1.02%; AST DeAM Small-Cap Value:  1.15%; AST
Goldman Sachs Mid-Cap Growth:  1.31%; AST Marsico Capital Growth:  1.10%; AST Goldman Sachs  Concentrated  Growth:  1.06%;
AST DeAM Large-Cap Value Portfolio;  0.99%; AST Alliance Growth and Income:  0.97%; AST DeAM Global Allocation  Portfolio:
0.14%; AST PIMCO Total Return Bond: 0.78%; AST Money Market:  0.59%.  Effective May 1, 2004, the Investment  Managers have voluntarily  agreed to waive a portion of their fee equal to .05% of the  average  daily net assets of the AST  Hotchkis &
Wiley Large-Cap Value  Portfolio.  If such waiver had been in place at year-end,  the Portfolio's  actual annual operating expenses would have been 0.93%.
(4) The DeAM Global Asset  Allocation  Portfolio  invests  primarily in shares of other AST  Portfolios  (the  "Underlying
Portfolios").  The only management fee directly paid by the Portfolio is a 0.10% fee paid to American  Skandia  Investment
Services,  Inc. and  Prudential  Investments  LLC.  The  management  fee shown in the chart for the  Portfolio is (i) that
0.10%  management  fee  paid by the  Portfolio  plus  (ii) an  estimate  of the  management  fees  paid by the  Underlying
Portfolios,  which  are borne  indirectly  by  investors  in the  Portfolio.  The  estimate  was  calculated  based on the percentage of the Portfolio  invested in each Underlying  Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.
(5) The DeAM Global Asset  Allocation  Portfolio  invests  primarily in shares of other AST  Portfolios  (the  "Underlying
Portfolios").  The expense  information  shown in the chart for the  Portfolio  reflects (i) the expenses of the Portfolio itself plus (ii) an estimate of the expenses paid by the Underlying  Portfolios,  which are borne  indirectly by investors in the  Portfolio.  The estimate was  calculated  based on the  percentage  of the Portfolio  invested in each  Underlying
Portfolio as of December 31, 2003 using the expense rates for the Underlying Portfolios shown in the above chart.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that no expense waivers and reimbursements are in effect.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST JPMorgan International Equity                   $116              $362              $628             $1,386
AST William Blair International Growth               136               425               734              1,613
AST DeAM International Equity                        129               403               697              1,534
AST MFS Global Equity                                143               443               766              1,680
AST State Street Research Small-Cap Growth           122               381               660              1,455
AST DeAM Small-Cap Growth                            119               372               644              1,420
AST Federated Aggressive Growth                      124               387               670              1,477
AST Goldman Sachs Small-Cap Value                    128               400               692              1,523
AST Gabelli Small-Cap Value                          112               350               606              1,340
AST DeAM Small-Cap Value                             138               431               745              1,635
AST Goldman Sachs Mid-Cap Growth                     144               446               771              1,691
AST Neuberger Berman Mid-Cap Growth                  119               372               644              1,420
AST Neuberger Berman Mid-Cap Value                   117               365               633              1,398
AST Alger All-Cap Growth                             143               433               766              1,680
AST Gabelli All-Cap Value                            122               381               660              1,455
AST T. Rowe Price Natural Resources                  119               372               644              1,420
AST Alliance Growth                                  118               368               638              1,409
AST MFS Growth                                       127               397               686              1,511
AST Marsico Capital Growth                           113               353               612              1,352
AST Goldman Sachs Concentrated Growth                115               359               622              1,375
AST DeAM Large-Cap Value                             111               347               601              1,329
AST Hotchkis & Wiley Large-Cap Value                 100               312               542              1,201
AST Alliance/Bernstein Growth + Value                117               365               633              1,398
AST Sanford Bernstein Core Value                     116               362               628              1,386
AST Cohen & Steers Realty                            126               393               681              1,500
AST Sanford Bernstein Managed Index 500               86               268               466              1,037
AST American Century Income & Growth                 101               315               547              1,213
AST Alliance Growth and Income                       101               315               547              1,213
AST DeAM Global Allocation                           128               400               692              1,523
AST American Century Strategic Balanced              113               353               612              1,352
AST T. Rowe Price Asset Allocation                   114               356               617              1,363
AST T. Rowe Price Global Bond                        108               337               585              1,294
AST Goldman Sachs High Yield                          95               296               515              1,143
AST Lord Abbett Bond-Debenture                       106               331               574              1,271
AST PIMCO Total Return Bond                           82               255               444                990
AST PIMCO Limited Maturity Bond                       84               262               455              1,014
AST Money Market                                      65               205               357                798

INVESTMENT OBJECTIVES AND POLICIES:

..........The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.  While certain  policies apply to all Portfolios,  generally each Portfolio has a different  investment  objective and investment focus.  As a result,  the risks,  opportunities  and returns of investing in each  Portfolio  will differ.  The investment objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

..........There can be no assurance  that the  investment  objective of any Portfolio  will be achieved.  Risks relating to certain types of securities and  instruments in which the  Portfolios  may invest are described in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

..........If approved by the Trustees,  the Trust may add more  Portfolios  and may cease to offer any existing  Portfolios in the future.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek  long-term  capital growth by investing in a diversified portfolio of international equity securities.

Principal Investment Objectives and Risks:

         The  Portfolio  will  invest,  under  normal  circumstances,  at least 80% of the  value of its  assets in equity securities.  The 80%  investment  requirement  applies at the time the  Portfolio  invests its assets.  Equity  securities include common stocks,  securities  convertible into common stocks and securities having common stock  characteristics  or other  derivative  instruments  whose  value is based on common  stocks,  such as rights,  warrants or options to purchase common stock,  preferred stock,  convertible  preferred stock,  convertible  bonds,  convertible  debentures,  convertible notes, depository receipts, futures contracts and swaps investments.

         The Portfolio seeks to meet its investment  objective by normally investing primarily in a diversified  portfolio of equity  securities  of  companies  located or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity  securities  will  ordinarily  be traded on a  recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market in the country where the issuer is  principally  based,  but may also be traded in other countries including the United States.

         The  Portfolio  will  normally  diversify  its  investments  among a variety of  countries,  regions and industry sectors,  investing in several  countries  outside of the United States.  However,  the Portfolio may invest a substantial part of its assets in just one country.  The Portfolio  intends to invest in companies (or  governments)  in the following countries  or regions:  the Far East  including  Japan,  Europe  including  the UK and other  countries  or areas that the
Sub-advisor  may select  from time to time.  The  Portfolio  may  invest up to 15% of its total  assets in  securities  of issuers located and operating primarily in emerging market countries.

         As with any equity fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the securities it holds might  decrease.  The prices of equity  securities  change in response to many factors,  including the historical and prospective earnings of the issuer, the value of its assets,  general economic conditions,  interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and degree of share  price fluctuation  of the  Portfolio  may be greater  than a fund  investing  primarily  in  domestic  securities.  The risks of investing in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and  Investment
Methods,"  include  political and economic  conditions and instability in foreign  countries,  less available  information about foreign  companies,  lack of strict financial and accounting  controls and standards,  less liquid and more volatile securities  markets,  and  fluctuations  in  currency  exchange  rates.  While the  Portfolio  may engage in  transactions intended to hedge its  exposure  to  fluctuations  in foreign  currencies,  it does not  normally do so. To the extent the
Portfolio  invests in securities of issuers in developing  countries,  the Portfolio may be subject to even greater levels of risk and share price  fluctuation.  Transaction costs are often higher in developing  countries and there may be delays in settlement of transactions.

Other Investments:

         The Portfolio may invest up to 20% of its total assets in debt or preferred  equity  securities  exchangeable for or convertible into marketable equity  securities of foreign  companies.  In addition,  the Portfolio may regularly invest up to 20% of  its  total  assets  in  high-grade  short-term  debt  securities,  including  U.S.  Government  obligations, investment  grade  corporate  bonds or  taxable  municipal  securities,  whether  denominated  in U.S.  dollars or foreign currencies.  The  Portfolio  also may  purchase  and write (sell)  covered  call and put options on  securities  and stock indices.  The  Portfolio  may also  purchase  and sell stock and  interest  rate  futures  contracts  and options on these futures  contracts.  The purpose of these  transactions is to hedge against changes in the market value of the Portfolio's securities  caused by changing  interest rates and market  conditions,  and to close out or offset  existing  positions in options or futures contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional information about convertible  securities,  options,  futures contracts and other investments that the
Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to  regularly  investing up to 20% of its total  assets in  short-term  debt securities  as noted  above,  the  Portfolio  may hold all or a  significant  portion of its assets in cash,  money market instruments,  bonds or other debt securities in  anticipation  of or in response to adverse market  conditions or for cash management  purposes.  While the Portfolio is in such a defensive  position,  the  opportunity  to achieve its  investment objective of capital growth may be limited.

AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in securities of issuers that are  economically  tied to countries  other than the United States.  The
80% investment requirement applies at the time the Portfolio invests its assets.

      The Portfolio pursues its objective  primarily  through  investments in equity securities of issuers located outside the United States.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or  exchangeable  for common or preferred  stocks.  The Portfolio has the  flexibility  to invest on a worldwide  basis in companies and organizations of any size, regardless of country of organization or place of principal business activity.

         Under  normal  circumstances,  the  Portfolio  primarily  invests in  securities  of  issuers  from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially  all of its assets in issuers  located  outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The Portfolio  invests  primarily in companies  selected for their growth  potential.  The Sub-advisor  generally takes a "bottom up"  approach to  choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify  individual  companies  with  earnings  growth  potential  that may not be  recognized  by the  market  at large, regardless of where the companies are organized or where they primarily  conduct  business.  Although themes may emerge in the Portfolio,  securities are generally  selected without regard to any defined  allocation  among countries,  geographic regions or  industry  sectors,  or other  similar  selection  procedure.  Current  income is not a  significant  factor in choosing investments, and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in equity  securities,  the fundamental  risk associated with the Portfolio is the risk that the value of the equity  securities  it holds might  decrease.  Stock values may fluctuate in response to the  activities  of an individual  company or in response to general  market and/or  economic  conditions.  As a fund that invests  primarily in the  securities of foreign  issuers,  the risk  associated  with the Portfolio may be greater than a fund investing  primarily in domestic  securities.  For a further discussion of the risks involved in investing in foreign securities,  see this  Prospectus  under  "Certain Risk Factors and  Investment  Methods." In addition,  the Portfolio may invest to some degree in smaller or newer issuers,  which are more likely to realize  substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments  not  foreseen  at the time the  investment  was made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may also  sell one  security  and simultaneously  purchase the same or a comparable  security to take advantage of short-term  differentials  in bond yields or securities prices.

         Special  Situations.  The Portfolio  may invest in "special  situations"  from time to time. A special  situation arises when, in the opinion of the Sub-advisor,  the securities of a particular  issuer will be recognized and increase in value due to a specific  development  with  respect  to that  issuer.  Developments  creating  a special  situation  might include a new product or process,  a technological  breakthrough,  a management  change or other  extraordinary  corporate event,  or  differences  in market supply of and demand for the security.  Investment in special  situations  may carry an additional  risk of loss in the event that the  anticipated  development  does not occur or does not attract the  expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in debt  securities,  including  bonds rated below  investment  grade
("junk" bonds), mortgage and asset-backed  securities and zero coupon,  pay-in-kind and step coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Futures,  Options  and  Other  Derivative  Instruments.  The  Portfolio  may  enter  into  futures  contracts  on securities,  financial  indices  and  foreign  currencies  and  options  on such  contracts  and may  invest in options on securities,  financial  indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related products (collectively  "derivative  instruments").  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes such as seeking to increase  income.  The  Portfolio  may also use a variety of currency  hedging  techniques,  including  forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt securities  whose value at maturity or interest rate is linked to currencies,  interest rates,  equity  securities,  indices,  commodity  prices or other financial  indicators.  Such securities may offer growth potential because of anticipated changes in interest rates, credit standing, currency relationships or other factors

         For more  information  on the types of  securities  and  instruments  in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions are not favorable for profitable investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments may increase.  In other words,  the
Portfolio  does not always stay fully  invested in stocks and bonds.  The  Portfolio's  cash and similar  investments  may include  high-grade  commercial paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of long-term growth of capital will be limited.

AST DeAM INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in equity  securities.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  Equity securities include common stocks,  securities  convertible into common stocks and securities having common stock characteristics or other derivative  instruments whose value is based on common stocks, such as rights,  warrants or options  to  purchase  common  stock,  preferred  stock,  convertible  preferred  stock,  convertible  bonds,  convertible debentures, convertible notes, depository receipts, futures contracts and swaps.

         The Portfolio  pursues its  investment  objective,  under normal  market  conditions,  by investing  primarily in issuers located in developed  countries  outside the United States that are represented in the MSCI EAFE(R)Index.  The MSCI
EAFE(R)Index tracks stocks in Australia,  Austria,  Belgium,  Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy,
Japan, the Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain, Sweden,  Switzerland and the United Kingdom.
The  Sub-advisor  employs  an  investment  strategy  that  seeks to  maintain  a  portfolio  of  equity  securities  which approximates  the market risk of those  stocks  included in the MSCI EAFE(R)Index,  but which  outperforms  the MSCI EAFE(R)
Index through active stock  selection.  The targeted  tracking error of this Portfolio is 4% with a standard  deviation of
+/- 4%. It is possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a  particular  index,  in this case the MSCI EAFE(R)Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         In managing the Portfolio,  the Sub-advisor  emphasizes  stock selection.  The Sub-advisor  considers a number of factors in  determining  whether to invest in a stock,  including  earnings  growth  rate,  analysts'  estimates of future earnings  and  industry-relative  price  multiples.  Other  factors  are  cashflow  growth as well as  earnings  and price momentum.

         The  Sub-advisor  generally  takes a "bottom up" approach to building the  Portfolio,  searching  for  individual companies that  demonstrate  the best potential for significant  return.  The allocation to regions,  capitalizations  and industries is targeted to be similar to that of the MSCI EAFE(R)Index while  individual  stock positions will vary with the objective  to  produce  superior  performance  relative  to  the  Index  through  stock  selection.  In the  selection  of investments,  long-term  capital  appreciation  will take precedence over short range market  fluctuations.  However,  the
Portfolio may occasionally make investments for short-term capital appreciation.

         Like  all  equity  securities,  the  market  values  of the  securities  held  by  the  Portfolio  can  fluctuate significantly,  reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market  movements.  As a fund that invests  primarily in the securities of foreign issuers,  the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

         Investments in foreign  securities  involve  different  risks than U.S.  investments,  including  fluctuations in currency exchange rates,  unstable political and economic  structures,  reduced  availability of public  information,  and lack of  uniform  financial  reporting  and  regulatory  practices  such as  those  that  apply to U.S.  issuers.  Foreign investments  of the Portfolio may include  securities  issued by companies  located in  developing  countries.  Developing countries  are  subject  to more  economic,  political  and  business  risk than  major  industrialized  nations,  and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

         For an additional  discussion of the risks involved in foreign  securities,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods."

Other Investments:

         Options,  Financial  Futures  and  Other  Derivatives.  The  Portfolio  may deal in  options  on  securities  and
securities   indices,   which  options  may  be  listed  for  trading  on  a  national   securities   exchange  or  traded
over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective  and also to hedge against  currency and market risks, but are not intended for  speculation.  The Portfolio may engage in financial  futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio may invest in a broad array of other  "derivative"
instruments  including  forward  currency  transactions  and swaps in an effort to manage  investment risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position indirectly.  The types of derivatives  and techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the other  investments  that the  Portfolio  may make and their  risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  Up to 100% of the  assets  of the  Portfolio  may be  invested  temporarily  in cash or cash equivalents in response to extraordinary  adverse political,  economic or stock market events.  Temporary  investments may include U.S. or foreign  government  obligations,  commercial paper, bank obligations,  and repurchase  agreements.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its net assets in equity  securities.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.  Equity  securities  include common stocks,  securities  convertible into common stocks and securities  having common stock  characteristics  or other  derivative  instruments  whose value is based on common  stocks,  such as rights, warrants  or  options to  purchase  common  stock,  preferred  stock,  convertible  preferred  stock,  convertible  bonds, convertible  debentures,  convertible notes,  depositary receipts,  futures contracts and swaps. The Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

         The Portfolio  focuses on companies that the Sub-advisor  believes have favorable growth prospects and attractive valuations based on current and expected  earnings or cash flow. The Portfolio  generally seeks to purchase  securities of companies with relatively large market  capitalizations  relative to the market in which they are traded.  The Portfolio's investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

         The Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         As a fund that  invests  primarily  in common  stocks,  the value of the  securities  held by the  Portfolio  may decline,  either because of changing  economic,  political or market  conditions,  or because of the economic condition of the  company  that  issued  the  security.  As a global  fund  that  invests  in both U.S.  and  foreign  securities,  the
Portfolio's level of risk may be lower than that of many international  funds but higher than that of many domestic equity funds.  The  Portfolio's  investments  in foreign  stocks may cause the risk and degree of share price  fluctuation of the
Portfolio  to be greater  than a fund  investing  primarily  in domestic  securities.  The risks of  investing  in foreign securities,  which are described in more detail below under "Certain Risk Factors and Investment  Methods,"  include risks relating to political,  social and economic  conditions  abroad,  risks resulting from differing  regulatory  standards in
non-U.S.  markets,  and fluctuations in currency  exchange rates. To the extent the Portfolio invests in the securities of issuers in developing  countries,  the risks relating to investing in foreign  securities likely will be accentuated.  The
Portfolio  may  also  be  subject  to  increased  risk  if  it  makes   significant   investments  in  securities   traded
over-the-counter,  because such securities are frequently those of smaller  companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although  the  Portfolio  will invest  primarily  in common  stocks and related  securities,  the  Portfolio  may purchase and sell futures contracts and related options on securities  indices,  foreign currencies and interest rates for hedging and  non-hedging  purposes.  The  Portfolio  may also enter into  forward  contracts  for the  purchase or sale of foreign  currencies  for hedging and  non-hedging  purposes.  The  Portfolio  may  purchase  and write  (sell)  options on securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  depart  from  its  principal  investment  strategy  by  temporarily investing  for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing for defensive  purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as  short-term  U.S.  government securities,  commercial paper and bank  instruments.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective will be limited.

AST STATE STREET RESEARCH SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The  Portfolio  normally  pursues its  objective  by  investing  primarily  in the common  stocks of  small-sized companies.  For purposes of the  Portfolio,  small-sized  companies are generally  those that have market  capitalizations similar to the market  capitalizations  of the companies in the Russell 2000(R)Growth Index at the time of the  Portfolio's investment.  The  Sub-advisor  expects to focus  primarily  on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of  purchase.  The size of the  companies in the Russell  2000(R)Growth Index and those on which the Sub-advisor intends to focus the Portfolio's investments will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency  are important to long-term  investment  success.  This belief is reflected in its investment  process.  For this Portfolio,  the Sub-Advisor  uses a fundamental and quantitative investment process that is extremely focused on business  momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research  and  bottom-up  approach  to  investing,  the  Sub-Advisor  also identifies  those  companies  which are  currently  out of favor in the  market  place but have the  potential  to achieve significant  appreciation  as the  market  place  recognizes  their  fundamental  value and their  growth  potential.  The
Sub-Advisor  begins its investment  process by creating a universe for companies  that possess the growth  characteristics it seeks.  The  universe  is  continually  updated.  The  Sub-Advisor  then  ranks  each  company  in its  universe  using proprietary  software and research  models that  incorporate  attributes  for  successful  growth like  positive  earnings surprises,  upward earnings  estimate  revisions and  accelerating  sales and earnings  growth.  The Sub-Advisor will also review its universe to identify  companies  which possess  growth  attributes but whose growth  potential and  fundamental value have not been  recognized  by the market and whose  stock may be  considered  underpriced  using  certain  financial measurements  such as its earning power vs. current stock price,  its dividend  income  potential,  its  price-to-earnings ratio vs. similar  companies,  its competitive  advantages like brand or market niche, its management team and its current and future business  prospects.  Finally,  using its own fundamental  research and a bottom-up approach to investing,  the
Sub-Advisor  evaluates each company's  business  momentum to determine  whether the company can sustain its current growth trend,  or if the  company  is  currently  out of market  favor,  whether  it has the  potential  to  achieve  significant appreciation as the marketplace recognizes its growth potential and fundamental value.

         The  Sub-Advisor's  decision  to sell a security  depends  on many  factors.  Generally  speaking,  however,  the
Sub-Advisor  considers  selling a  security  when  anticipated  future  appreciation  is no longer  probable,  alternative investments  offer  superior  appreciation  prospects,  the  risk of a  decline  in its  market  price  is too  great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the  Portfolio  invests  primarily in common  stocks,  the primary risk of investing in the  Portfolio is that the value of the stocks it holds  might  decrease  and you could lose  money.  The  prices of the  securities  in the
Portfolios  will  fluctuate.  These price  movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or  industry  changes.  These  risks are  greater  for  companies  with  smaller  market capitalizations  because  they tend to have more  limited  product  lines,  markets  and  financial  resources  and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The  Portfolio  may  invest  to a lesser  degree in types of  securities  other  than  common  stocks,  including preferred stocks, warrants, and convertible securities.

In addition,  the  Portfolio  may invest in the  following  types of  securities  and engage in the  following  investment techniques:

         Foreign  Securities.  The  Portfolio  may  invest  up to 15% of its  total  assets  in  foreign  securities.  The
Portfolio may invest directly in foreign securities  denominated in foreign  currencies,  or may invest through depositary receipts or passive foreign investment  companies.  Generally,  the same criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options  and  Other  Derivative  Instruments.  The  Portfolio  may  enter  into  futures  contracts  on securities,  financial  indices  and  foreign  currencies  and  options  on such  contracts,  and may invest in options on securities,  financial  indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related products  (collectively  "derivative  instruments").  The Portfolio may use  derivative  instruments to hedge the value of its portfolio against potential adverse movements in securities prices, currency exchange rates or interest rates.

         For more information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions are not favorable for profitable investing or when the  Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities,  the  Portfolio's investments  may be hedged to a greater degree and/or its cash or similar  investments may increase.  In other words,  the
Portfolio  does not always stay fully invested in stocks and other equity  securities.  The  Portfolio's  cash and similar investments may include  high-grade  commercial  paper,  certificates of deposit,  repurchase  agreements and money market funds managed by the  Sub-advisor or others.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum growth of investors'  capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market conditions,  by investing  primarily in the equity securities of small sized companies  included in the Russell 2000(R)Growth Index.  Equity securities  include common stocks  and  securities  convertible  into  or  exchangeable  for  common  stocks,  including  warrants  and  rights.  The
Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates the market risk of those stocks  included in the Russell  2000(R)Growth  Index,  but which  outperforms  the Russell  2000(R)
Growth Index  through  active stock  selection.  The Russell  2000(R)Growth  Index is a market  capitalization  index that measures the  performance of  small-sized  companies  with above average  growth  prospects.  As of December 31, 2003, the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $410 million and the median market capitalization  was $320  million.  The size of the  companies  in the Russell  2000(R)Growth Index will change with market conditions.  The  targeted  tracking  error of this  Portfolio  is 4% with a standard  deviation of +/- 4%. It is possible that the  deviation  may be higher.  For  purposes of this  Portfolio,  the  strategy of  attempting  to correlate a stock portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth Index,  while  improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for significant  returns.  The allocation to industries and  capitalization is targeted to be similar to that of the Russell  2000(R)Growth  Index.  The  Sub-advisor  considers a number of factors in considering  whether to invest in a growth stock,  including earnings growth rate,  analysts' estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.

         Like  all  common  stocks,  the  market  values  of the  common  stocks  held  by  the  Portfolio  can  fluctuate significantly,  reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market  movements.  Because of the Portfolio's  focus on the stocks of smaller growth  companies,  investment in the  Portfolio  may involve  substantially  greater than  average  share price  fluctuation  and  investment  risk. A fund focusing  on growth  stocks  will  generally  involve  greater  risk and share  price  fluctuation  than a fund  investing primarily in value stocks.  While the Portfolio  attempts to outperform the Russell 2000(R)Growth Index, the Portfolio also may under-perform the Russell 2000(R)Growth Index over short or extended periods.

         In  addition,  investments  in  securities  of  smaller  companies  are  generally  considered  to offer  greater opportunity for  appreciation  and to involve greater risk of depreciation  than securities of larger  companies.  Smaller companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger companies,  they are often  subject to wider and more abrupt  fluctuations  in market  price.  Additional  reasons for the greater  price  fluctuations  of these  securities  include the less certain  growth  prospects  of smaller  firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to  investing  in common  stocks,  the  Portfolio  may also invest to a limited  degree in  preferred stocks and debt  securities  when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The  Portfolio  may  invest in  securities  of foreign  issuers  in the form of  depositary receipts or that are denominated in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of  security  consistent  with its  investment  objective  and  policies.  The  prices of foreign  securities  may be more volatile than those of domestic securities.

         Options,  Financial  Futures  and  Other  Derivatives.  The  Portfolio  may deal in  options  on  securities  and
securities   indices,   which  options  may  be  listed  for  trading  on  a  national   securities   exchange  or  traded
over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective  and also to hedge against  currency and market risks, but are not intended for  speculation.  The Portfolio may engage in financial  futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Portfolio  may change over time as new  derivatives  and  strategies  are  developed or as regulatory  changes occur.

         Additional  information  about the other  investments  that the  Portfolio  may make and their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing market  conditions, the Portfolio may invest without limit in high grade debt securities,  commercial  paper,  U.S.  Government  securities or cash or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its investment  objective by investing in the stocks of small companies that are traded on national security exchanges,  NASDAQ stock exchange and on the  over-the-counter  market.  Small companies will be defined as  companies  with  market  capitalizations  similar  to  companies  in  the  Russell  2000  Index  (which  had a  market capitalization  range of $16 million to $2.8  billion as of March 31,  2004) or the  Standard & Poor's Small Cap 600 Index
(which had a market  capitalization  range of $63 million to $3 billion as of March 31,  2004).  Such  definition  will be applied at the time of  investment  and the  Portfolio  will not be required to sell a stock because the company has grown outside the market  capitalization  range of small  capitalization  stocks. Up to 25% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

         The Sub-advisor's  process for selecting  investments is bottom-up and  growth-oriented.  There is an emphasis on individual  stock  selection  rather  than  trying to time the highs and lows of the  market or  concentrating  in certain industries or sectors.  The Sub-advisor  assesses individual  companies from the perspective of a long-term investor.  The
Sub-advisor  seeks to purchase  stocks of companies that it believes:  are  profitable  and leaders in the industry;  have distinct  products and services which address  substantial  markets;  can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

         As with any fund investing  primarily in equity  securities,  the Portfolio is subject to the risk that the value of equity  securities  in the  Portfolio  will  decline.  These  declines may occur in the form of a sustained  trend or a drastic  movement.  The prices of individual  portfolio stocks will fluctuate  because of factors specific to that company or because of changes in stock valuations generally.

         Because of the  Portfolio's  emphasis on small company growth  stocks,  the Portfolio will likely be subject to a degree of risk and share price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.  Companies with smaller  market  capitalizations  also tend to have unproven track records,  a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth  stocks are typically  more  volatile than value stocks.  For instance,  the price of a growth  stock may  experience  a larger  decline on a  forecast  of lower  earnings,  a negative fundamental  development,  or an adverse  market  development.  Further,  growth  stocks may not pay  dividends or may pay lower  dividends  than value stocks.  This means they depend more on price  changes for returns and may be more  adversely affected in a down market  compared to value stocks that pay higher  dividends.  In  addition,  the  Portfolio's  level of risk and share price  fluctuation  may  increase to the extent it  emphasizes  investments  in the  securities  of foreign companies.

Other Investments:

         Short Sales.  The  Portfolio may make short sales of  securities  listed on one or more national  exchanges or on the NASDAQ stock  exchange.  A short sale means  selling a security  the  Portfolio  does not own to take  advantage of an anticipated  decline in the stock's price.  Once the Portfolio  sells the security  short, it has an obligation to replace the  borrowed  security.  If it can buy the  security  back at a lower  price,  a profit  results.  In no  event  will the
Portfolio  engage in short sales  transactions  if it would cause the market  value of all of the  Portfolio's  securities sold short to exceed  25% of its net  assets.  The value of the  securities  of any one issuer  that may be shorted by the
Portfolio is limited to the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the securities of any class of the issuer.  The Portfolio may also "sell short against the box," i.e.,  the  Portfolio  owns  securities  identical to those sold  short.  Short  sales  against  the box are not subject to the 25%  limitation.  A capital  gain is  recognized immediately  upon  entering  into a short sale against the box with respect to an  appreciated  security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

         The Portfolio may attempt to manage market risk and cash by buying and selling  financial  futures  contracts and options.  This may include the purchase of futures  contracts as a substitute  for direct  investments  in stocks.  It may also  include  the  purchase  and sale of  options  to  protect  against  general  declines  in stock  prices.  Additional information on the types of securities in which the Portfolio may invest, including futures contracts,  options,  Exchange
Traded  Funds and foreign  securities,  including  American  Depositary  Receipts,  is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  temporarily  depart from its  principal  investment  strategies  by investing  its  assets  in cash and  short-term  debt  securities  and  similar  obligations.  It may do this to  minimize potential  losses and maintain  liquidity to meet  shareholder  redemptions  during  adverse market  conditions.  When the
Portfolio  is in such a defensive  position,  the ability to achieve its  investment  objective  of capital  growth may be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will  seek  its  objective   through   investments   primarily  in  equity  securities  of  small
capitalization  companies that are believed to be undervalued  in the  marketplace.  Typically,  in choosing  stocks,  the
Sub-advisor looks for companies using the Sub-advisor's value investment philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders;

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

      The Portfolio has a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets. The Portfolio  generally defines small  capitalization  companies as companies with a capitalization of $4 billion or less.  The Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio generally invests are those which, in the Sub-advisor's  judgment,  are selling below their intrinsic  value and at prices that do not adequately  reflect their long-term  business  potential.  Selected smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly pessimistic  about a company's  prospects.  Accordingly,  their  prices can rise  either as a result of improved  business fundamentals,  particularly  when earnings grow faster than general  expectations,  or as more investors come to recognize the  company's  underlying  potential.  The price of shares in relation  to book  value,  sales,  asset  value,  earnings, dividends and cash flow, both historical and prospective,  are key determinants in the security selection  process.  These criteria  are not rigid,  and other  stocks may be included in the  Portfolio  if they are  expected to help it attain its objective.  Dividend and investment income is of incidental importance.

         Although the  Portfolio  typically  will hold a large number of securities  and follow a relatively  conservative value-driven  investment  strategy,  the Portfolio does entail  above-average  investment risk and share price fluctuation compared to the overall U.S. stock market.  The small  capitalization  companies in which the Portfolio  primarily invests may offer  significant  appreciation  potential.  However,  smaller  companies may carry more risk than larger  companies.
Generally,  small companies rely on limited product lines,  markets and financial  resources,  and these and other factors may make them more  susceptible  to  setbacks  or  economic  downturns.  Smaller  companies  normally  have  fewer  shares outstanding  and trade less  frequently  than large  companies.  Therefore,  the  securities  of smaller  companies may be subject to wider price fluctuations.

Other Investments:

         The  Portfolio may engage in various  portfolio  strategies to reduce  certain  risks of its  investments  and to enhance  income,  but not for  speculation.  The  Portfolio  may purchase and write (sell) put and covered call options on equity  securities  or stock  indices that are traded on national  securities  exchanges.  The  Portfolio may purchase and sell stock index futures for certain  hedging and risk  management  purposes.  New financial  products and risk management techniques  continue  to be  developed  and the  Portfolio  may use these new  investments  and  techniques  to the extent consistent with its investment objective and policies.

         The  Portfolio  may invest up to 25% of its net assets (at the time of  investment)  in  securities  (of the type described  above) that are primarily  traded in foreign  countries.  The Portfolio may enter into forward foreign currency exchange  contracts in connection  with its  investments in foreign  securities.  The Portfolio also may purchase  foreign currency put options and write  foreign  currency call options on U.S.  exchanges or U.S.  over-the-counter  markets.  The
Portfolio  may write a call  option on a foreign  currency  only in  conjunction  with a purchase  of a put option on that currency.

         The  Portfolio  also may  invest in  preferred  stocks  and bonds  that  either  have  attached  warrants  or are convertible into common stocks.

         Additional  information  about these  investments  and  investment  techniques  and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary defensive purposes or pending other investments,  the Portfolio may invest in high-quality,  short-term debt obligations of banks,  corporations or the U.S. Government.  While the Portfolio is in a
defensive position, its ability to achieve its investment objective of long-term capital growth will be limited.

AST Gabelli SMALL-Cap Value PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  capital  growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The Portfolio has a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.  The Portfolio  generally  defines small  capitalization  companies as companies with a capitalization of $1.5 billion or less.

      Reflecting a value  approach to  investing,  the  Portfolio  will seek the stocks of companies  whose  current stock prices do not appear to adequately reflect their underlying value as measured by assets,  earnings,  cash flow or business franchises.  The  Sub-advisor's  research  team seeks to  identify  companies  that  appear to be  undervalued  by various measures,  and may be  temporarily  out of  favor,  but  have  good  prospects  for  capital  appreciation.  In  selecting investments, the Sub-advisor generally looks to the following:

         (1) Low  price/earnings,  price/book  value or total  capitalization/cash  flow ratios  relative to the company's peers;

         (2) Low stock price relative to a company's underlying asset values;

         (3) A sound balance sheet and other positive financial characteristics.

The  Sub-advisor  then  determines  whether  there is an  emerging  catalyst  that will focus  investor  attention  on the underlying  assets of the company,  such as takeover  efforts,  a change in management,  or a plan to improve the business through restructuring or other means.

         The Portfolio may sell  securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more  promising  opportunities.  The  Portfolio  will not sell a stock just because the company has grown to a market  capitalization  of more than $1.5 billion,  and it may on occasion  purchase  companies  with a market cap of more than $1.5 billion.

         As with all stock funds, the Portfolio's  share price can fall because of weakness in the securities  market as a whole,  in particular  industries or in specific  holdings.  Investing in small  companies  involves  greater risk of loss than is customarily  associated with more established  companies.  Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks.  Small  companies  often have limited  product lines,  markets,  or financial  resources,  and their  management  may lack  depth and  experience.  While a value  approach  to  investing  is generally  considered to involve less risk than a growth  approach,  investing in value stocks  carries the risks that the market will not  recognize  the stock's  intrinsic  value for a long time,  or that a stock judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Although  the  Portfolio  will invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities,  for example,  preferred stocks,  convertible  securities,  warrants and bonds when considered consistent with the Portfolio's  investment  objective and policies.  The Portfolio may purchase preferred stock for capital  appreciation where the issuer has omitted,  or is in danger of omitting,  payment of the dividend on the stock.  Debt securities  would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may invest up to 20% of its total assets in foreign  securities,  including  American  Depositary
Receipts and  securities  of companies in  developing  countries,  and may enter into forward  foreign  currency  exchange contracts.  (The  Portfolio  may  invest in  foreign  cash  items as  described  below in excess of this 20%  limit.)  The
Portfolio  may enter into stock index or  currency  futures  contracts  (or options  thereon)  for hedging  purposes or to provide an efficient  means of regulating the  Portfolio's  exposure to the equity  markets.  The Portfolio may also write
(sell) call and put options and  purchase put and call options on  securities,  financial  indices,  and  currencies.  The
Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the  characteristics of futures, options and securities.  For additional  information  about these  investments and their risks,  see this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions  and paying  expenses.  While the Portfolio is in a defensive  position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum growth of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

           The Portfolio will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in small capitalization  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market conditions,  by investing  primarily in the equity securities of small-sized  companies  included in the Russell 2000(R)Value Index.  Equity securities  include common stocks  and  securities  convertible  into  or  exchangeable  for  common  stocks,  including  warrants  and  rights.  The
Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates the market risk of those stocks included in the Russell 2000(R)Value Index,  but which  outperforms the Russell 2000(R)Value
Index through active stock  selection.  The Russell 2000(R)Value Index is a market  capitalization  index that measures the performance  of  small-sized  companies  trading at discounts to their value.  As of December 31, 2003, the average market capitalization  of the companies in the Russell  2000(R)Value Index was $470 million and the median  market  capitalization was $576  million.  The size of the  companies in the Russell  2000(R)Value Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio is 4% with a standard  deviation of +/- 4%. It is possible that the deviation may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index, in this case the Russell 2000(R)Value Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for significant  returns.  The allocation to industries and  capitalization is targeted  to be similar to that of the Russell  2000(R)Value  Index.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a value stock,  including earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take precedence over short
range  market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.

         Like  all  common  stocks,  the  market  values  of the  common  stocks  held  by  the  Portfolio  can  fluctuate significantly,  reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial  market  movements.  Because of the Portfolio's  focus on the stocks of small-cap  companies,  investment in the
Portfolio  may involve  substantially  greater than average  share price  fluctuation  and  investment  risk.  While value investing  historically has involved less risk than investing in growth  companies,  investing in value stocks carries the risk that the  market  will not  recognize  the  stock's  intrinsic  value  for a long  time or that a stock  judged to be undervalued  may actually be  appropriately  priced.  While the Portfolio  attempts to outperform  the Russell 2000(R)Value
Index, the Portfolio also may under-perform the Russell 2000(R)Value Index over short or extended periods.

         In  addition,  investments  in  securities  of  smaller  companies  are  generally  considered  to offer  greater opportunity for  appreciation  and to involve greater risk of depreciation  than securities of larger  companies.  Smaller companies often have limited product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities of small-cap  companies are not as broadly  traded as those of larger companies,  they are often  subject to wider and more abrupt  fluctuations  in market  price.  Additional  reasons for the greater  price  fluctuations  of these  securities  include the less certain  growth  prospects  of smaller  firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In addition to  investing  in common  stocks,  the  Portfolio  may also invest to a limited  degree in  preferred stocks and debt  securities  when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The  Portfolio  may  invest in  securities  of foreign  issuers  in the form of  depositary receipts or that are denominated in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of  security  consistent  with its  investment  objective  and  policies.  The  prices of foreign  securities  may be more volatile than those of domestic securities.

         Options,  Financial  Futures  and  Other  Derivatives.  The  Portfolio  may deal in  options  on  securities  and
securities   indices,   which  options  may  be  listed  for  trading  on  a  national   securities   exchange  or  traded
over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective  and also to hedge against  currency and market risks, but are not intended for  speculation.  The Portfolio may engage in financial  futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Portfolio  may change over time as new  derivatives  and  strategies  are  developed or as regulatory  changes occur.

         Additional  information  about the other  investments  that the  Portfolio  may make and their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing market  conditions, the Portfolio may invest without limit in high grade debt securities,  commercial  paper,  U.S.  Government  securities or cash or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value  of its  assets  in  medium  capitalization  companies.  The 80%  investment  requirement  applies  at the  time the
Portfolio invests its assets.

         The  Portfolio  pursues its  objective by  investing  primarily  in equity  securities  selected for their growth potential.  Equity  securities  include common stocks,  preferred  stocks,  warrants and  securities  convertible  into or exchangeable  for common or  preferred  stocks.  For purposes of the  Portfolio,  medium-sized  companies  are those whose market  capitalizations  (measured at the time of investment)  fall within the range of companies in the Standard & Poor's
MidCap 400(R)Index.  As of December 31, 2003, the average market  capitalization  of the companies in the Standard & Poor's
MidCap 400(R)Index was $3.3 billion and the median market  capitalization was $2 billion.  The Sub-advisor  generally takes a "bottom up" approach to choosing  investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify individual  companies with earnings  growth  potential that may not be recognized by the market at large.  The Sub-advisor makes this  assessment  by looking at companies  one at a time,  regardless  of size,  country of  organization,  place of principal business activity, or other similar selection criteria.

         Because  the  Portfolio  may  invest  substantially  all of its  assets  in equity  securities,  the main risk of investing  in the  Portfolio  is that the value of the  equity  securities  it holds  might  decrease.  Stock  values  may fluctuate  in  response  to the  activities  of an  individual  company  or in  response  to  general  market or  economic conditions.  As a fund that invests primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds  investing  primarily  in large-cap  companies,  but less than that of many funds investing primarily in small-cap  companies.  In general,  the smaller the company,  the more likely it is to suffer significant  losses as well as to realize  substantial  growth.  Smaller companies may lack depth of management,  they may be unable to generate  funds  necessary  for growth or  potential  development,  or they may be  developing  or  marketing products or services for which there are not yet, and may never be,  established  markets.  In  addition,  such  companies may be subject to intense  competition from larger  companies,  and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments  not  foreseen  at the time the  investment  was made.  To a  limited  extent,  the  Portfolio  may  purchase securities  in  anticipation  of  relatively  short-term  price  gains.  The  Portfolio  may also  sell one  security  and simultaneously  purchase the same or a comparable  security to take advantage of short-term  differentials  in bond yields or securities prices.

         Special  Situations.  The Portfolio may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a  specific  development,  such as a  technological  breakthrough,  management  change  or new  product  at that  company.
Investment in "special  situations" carries an additional risk of loss in the event that the anticipated  development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest  primarily in domestic and foreign equity  securities,  the Portfolio may also invest to a lesser degree in other types of  securities,  such as debt  securities.  Debt  securities may include bonds rated below investment grade ("junk" bonds),  mortgage and-asset backed securities and zero coupon,  pay-in-kind and step coupon securities.

         The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio may invest in the following types of securities and engage in the following investment techniques:

         Index/structured  Securities.  The Portfolio may invest in  indexed/structured  securities,  which  typically are short- to  intermediate-term  debt securities  whose value at maturity or interest rate is linked to currencies,  interest rates, equity securities,  indices,  commodity prices or other financial indicators.  Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

         Foreign  Securities.  The Portfolio may invest up to 25% of its net assets in foreign  securities  denominated in foreign  currencies  and not  publicly  traded in the  United  States.  The  Portfolio  may  invest  directly  in  foreign securities  denominated in a foreign currency,  or may invest through  depositary  receipts or passive foreign  investment companies.  Generally,  the  same  criteria  are  used to  select  foreign  securities  as  domestic  securities.  Foreign securities are generally  selected on a stock-by-stock  basis without regard to any defined  allocation among countries or geographic  regions.  However,  certain  factors such as expected  levels of inflation,  government  policies  influencing business conditions,  the outlook for currency relationships,  and prospects for economic growth among countries,  regions or geographic areas may warrant greater consideration in selecting foreign securities.

         For more  information on foreign  securities and their risks, see this Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures,  Options  and  Other  Derivative  Instruments.  The  Portfolio  may  enter  into  futures  contracts  on securities,  financial  indices  and  foreign  currencies  and  options  on such  contracts  and may  invest in options on securities,  financial  indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related products  (collectively  "derivative  instruments").  The Portfolio may use derivative instruments to hedge or protect its portfolio  from adverse  movements in  securities  prices,  currency  exchange  rates,  and interest  rates.  To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Portfolio may invest,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes that market  conditions are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate  attractive  investment  opportunities,  the Portfolio's cash or similar  investments  may increase.  In other words,  the Portfolio does not always stay fully invested in stocks.
Even when the Portfolio is essentially  fully invested,  some residual  amount of Portfolio  assets may remain in cash and similar  investments.  These investments may include  commercial paper,  certificates of deposit,  repurchase  agreements, short-term debt  obligations,  and money market funds (including funds managed by the  Sub-advisor).  When the Portfolio's investments in cash or similar  investments  increase,  the  opportunity to achieve its investment  objective of long-term growth of capital may be limited.

ASt Neuberger Berman Mid-Cap Growth portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in common stocks  mid-capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

         Generally,  companies  with equity  market  capitalizations  that fall  within the range of the Russell  Mid-Cap(R)
Index at the time of  investment  are  considered  mid-cap  companies  for purposes of the  Portfolio.  As of December 31,
2003, the average  market  capitalization  of the companies in the Russell  Mid-Cap(R)Index was $4.3 billion and the median market  capitalization  was $3.3  billion.  The  Portfolio  seeks to reduce  risk by  diversifying  among many  companies, industries and sectors.

         The  Sub-advisor  employs a disciplined  investment  strategy when  selecting  growth stocks.  Using  fundamental research and  quantitative  analysis,  the  Sub-advisor  looks for  fast-growing  companies  with above  average sales and competitive  returns on equity relative to their peers. In doing so, the Sub-advisor  analyzes such factors as:  financial condition (such as debt to equity ratio);  market share and  competitive  leadership of the company's  products;  earnings growth relative to  competitors;  and market  valuation in comparison to a stock's own historical  norms and the stocks of other mid-cap companies.

         The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock  when it fails to  perform  as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform  other  types of stocks  when the market or the  economy is not  robust,  or fall in price or be difficult  to sell during  market  downturns.  In addition,  the  Portfolio's  growth  investment  program will  generally involve greater risk and price  fluctuation than funds that invest in more undervalued  securities.  Because the prices of growth stocks tend to be based largely on future  expectations,  these stocks  historically  have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and  convertible  securities,  as well as the types of securities  described  below.  Additional  information  about these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio may also invest in  investment  grade fixed income or debt  securities.
If the quality of any fixed income  securities held by the Portfolio  deteriorates  so that they are no longer  investment grade,  the  Portfolio  will sell such  securities  in an orderly  manner so that its holdings of such  securities  do not exceed 5% of its net assets.

         Foreign  Securities.  The Portfolio  may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the  Portfolio's  assets that may be invested in securities of foreign  companies  that are  denominated  in
U.S.  dollars.  In addition,  the  Portfolio  may enter into foreign  currency  transactions,  including  forward  foreign currency  contracts and options on foreign  currencies,  to manage currency  risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange rate changes
(hedge) or generate income by writing  (selling)  covered call options against  securities held in its portfolio,  and may purchase call options in related closing transactions.

         Real  Estate  Investment  Trusts  (REITs).  The  Portfolio  may  invest in REITs.  REITs  are  pooled  investment vehicles which invest primarily in real estate or real estate loans.  Additional  information  about these investments and the special  risk  factors  that apply to them is  included in this  Prospectus  and the Trust's SAI under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other conditions,  it may temporarily depart from its objective of capital growth and invest substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

         Generally,  companies with equity market  capitalizations that fall within the range of the Russell Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the Portfolio.  As of December 31, 2003, the average  market  capitalization  of the  companies in the Russell  MidCap(R)Index was $4.2  billion and the median  market capitalization  was  $3.3  billion.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies as well as in small-cap  companies.  The Portfolio  seeks to reduce risk by  diversifying  among many  companies and industries.

          Under the Portfolio's  value-oriented  investment  approach,  the Sub-advisor  looks for well-managed  companies whose  stock  prices  are  undervalued  and that may rise in  price  before  other  investors  realize  their  worth.  The
Sub-advisor  may identify  value  stocks in several  ways,  including  based on  earnings,  book value or other  financial measures.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  including a low price-to-earnings ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong  position  relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The Sub-advisor  generally  considers selling a stock when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily  in  small-cap  companies.  Mid-cap  stocks may  fluctuate  more widely in price than the market as a whole,  may  underperform  other  types of stocks  when the market or the  economy is not  robust,  or fall in price or be difficult to sell during market  downturns.  While value investing  historically  has involved less risk than investing in growth  companies,  the stocks  purchased by the Portfolio will remain  undervalued  during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with  investors  compared  to growth  stocks,  or because the  Sub-advisor  failed to anticipate  which stocks or industries  would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and  convertible  securities,  as well as the types of securities  described  below.  Additional  information  about these investments  and the special risk factors that apply to them is included in this  Prospectus  under  "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  The  Portfolio may also invest in fixed income or debt  securities.  The Portfolio may invest  up to 15% of its total  assets,  measured  at the time of  investment,  in debt  securities  that are rated  below investment  grade or comparable  unrated  securities.  There is no minimum rating on the fixed income  securities in which the Portfolio may invest.

         Foreign  Securities.  The Portfolio  may invest up to 10% of the value of its total assets,  measured at the time of investment,  in equity and debt securities that are  denominated in foreign  currencies.  There is no limitation on the percentage of the  Portfolio's  assets that may be invested in securities of foreign  companies  that are  denominated  in
U.S.  dollars.  In addition,  the  Portfolio  may enter into foreign  currency  transactions,  including  forward  foreign currency  contracts and options on foreign  currencies,  to manage currency  risks, to facilitate  transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio may try to reduce the risk of securities  price changes  (hedge) or generate income by writing (selling) covered call options against  securities held in its portfolio,  and may purchase call options in related  closing  transactions.  The value of  securities  against which options will be written will not exceed 10% of the Portfolio's net assets.

         Real  Estate  Investment  Trusts  (REITs).  The  Portfolio  may  invest in REITs.  REITs  are  pooled  investment vehicles which invest primarily in real estate or real estate loans.  Additional  information  about these investments and the special  risk  factors  that apply to them is  included in this  Prospectus  and the Trust's SAI under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Portfolio  anticipates  unusual market or other conditions,  it may temporarily depart from its objective of capital growth and invest substantially in high-quality  short-term  investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests  primarily in equity  securities,  such as common or preferred  stocks,  that are listed on
U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the  Sub-advisor's  assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit  Volume  Growth  Companies.  These are vital,  creative  companies  that offer  goods or  services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products,  or firms simply fulfilling an increased demand for an existing product line.

         Positive  Life Cycle  Change  Companies.  These are  companies  experiencing  a major  change that is expected to
produce  advantageous   results.   These  changes  may  be  as  varied  as  new  management,   products  or  technologies,
restructurings or reorganizations, or mergers and acquisitions.

         As with any fund investing  primarily in equity  securities,  the value of the  securities  held by the Portfolio may  decline.  These  declines  can be  substantial.  In  addition,  the growth  stocks in which the  Portfolio  primarily invests  tend to  fluctuate  in price  more than  other  types of  stocks.  Prices of growth  stocks  tend to be higher in relation to their  companies'  earnings,  and may be more sensitive to market,  political and economic  developments  than other  stocks.  The  Portfolio's  level of risk will vary  based upon the size of the  companies  it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks, it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In addition to investing in common and preferred  stocks,  the  Portfolio  may invest in  securities  convertible into or  exchangeable  for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its total  assets in foreign  securities.  (American  Depositary  Receipts  or other U.S.  dollar  denominated  securities  of foreign issuers are not subject to the 20% limitation.)

         The Portfolio  may purchase put and call options and write (sell) put and covered call options on securities  and securities  indices  to  increase  gain or to  hedge  against  the  risk of  unfavorable  price  movements.  However,  the
Sub-advisor  does not  currently  intend to rely on these option  strategies  extensively,  if at all. The  Portfolio  may purchase and sell stock index  futures  contracts  and options on stock index  futures  contracts.  The Portfolio may sell securities "short against the box."

         An  additional  discussion of these types of  investments  and their risks is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may invest up to 100% of its assets in cash, commercial paper,  high-grade bonds or cash  equivalents  for temporary  defensive  reasons if the  Sub-advisor  believes  that adverse  market or other conditions  warrant.  This is to attempt to protect the Portfolio  from a temporary  unacceptable  risk of loss.  However, while the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest primarily in readily  marketable equity securities  including common stocks,  preferred stocks  and  securities  that may be  converted  at a later  time into  common  stock.  The  Portfolio  may  invest in the securities of companies of all sizes,  and may emphasize  either larger or smaller  companies at a given time based on the
Sub-advisor's assessment of particular companies and market conditions.

         In making stock  selections,  the  Portfolio  strives to earn a 10% real rate of return but there is no guarantee that such return will be achieved.  The Portfolio focuses on companies that appear  underpriced  relative to their private market value ("PMV").  PMV is the value that the Portfolio's  Sub-advisor  believes informed investors would be willing to pay  for a  company.  The  Sub-advisor  considers  factors  such as  price,  earnings  expectations,  earnings  and  price histories,  balance sheet  characteristics  and perceived  management  skills.  The Sub-advisor also considers  changes in economic and political  outlooks as well as individual  corporate  developments.  The Sub-advisor  will sell any Portfolio investments that lose their perceived value relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their potential for capital growth.  Current income may also be considered.  However, many of the common stocks the Portfolio will buy will not pay dividends.

         As a Portfolio  that  invests  primarily  in equity  securities,  the  principal  risk to which the  Portfolio is subject is that the value of the  securities  held by the Portfolio  will  decline.  The value of equity  securities  will fluctuate  due to many  factors,  including  the past and  predicted  earnings of the issuer,  the quality of the issuer's management,  general  market  conditions,  the forecasts for the issuer's  industry and the value of the issuer's  assets.
While value investing  historically  has involved less risk that investing in growth  companies,  the Portfolio is subject to the risks that the PMVs of the stocks  purchased  by the  Portfolio  may never be realized  by the market,  or that the
Sub-advisor may be incorrect in its assessment of the PMVs.

         In  addition,  the  Portfolio's  level of risk will vary based upon the size of the  companies it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a Portfolio  investing  primarily in more  conservative  "large-cap"  stocks.  The  Portfolio may be subject to additional risks as a result of its investments in foreign securities,  including  unfavorable foreign government actions,  political instability,  the absence of accurate  information  about foreign  issuers,  and exposure to foreign  currencies  that may decline in value relative to the U.S. dollar.

Other Investments:

         The Portfolio may invest up to 25% of its total assets in  securities  of non-U.S.  issuers.  While the Portfolio does not intend to do so to a significant  degree,  the Portfolio  may enter into futures  contracts and related  options, and may purchase and sell call and put options on securities  and  securities  indices.  The Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against the box".  For  additional  information  on the types of securities in which the Portfolio may invest,  see this  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Temporary  Investments.  When adverse market or economic  conditions occur, the Portfolio may temporarily  invest all or a portion  of its assets in  defensive  investments.  Such  investments  may  include  high grade debt  securities, obligations  of the U.S.  Government and its agencies and  instrumentalities,  and  short-term  money market  instruments.
While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek long-term  capital growth primarily  through the investment in common stocks of companies that own or develop  natural  resources  (such as energy  products,  precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in the securities of natural resource  companies.  The 80% investment  requirement applies at the time the Portfolio invests its assets.

         The Portfolio  invests  primarily in the common stocks of natural resource  companies whose earnings and tangible assets could  benefit from  accelerating  inflation.  The Portfolio  also may invest in  non-resource  companies  with the potential  for growth.  The  relative  percentages  invested  in natural  resource  and  non-resource  companies  can vary depending on economic and monetary  conditions and the sub-advisor's  outlook for inflation.  When selecting  stocks,  the
Sub-advisor  looks for companies that have the ability to expand  production,  to maintain superior  exploration  programs and  production  facilities,  and the potential to  accumulate  new  resources.  Natural  resource  companies in which the
Portfolio invests generally own,  develop,  refine,  service or transport  resources,  including energy sources,  precious metals,  nonferrous metals,  forest products,  real estate,  diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

         The Portfolio may sell  securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of weakness in one or more  securities markets,  particular  industries or specific  holdings.  In addition,  the Portfolio is less  diversified  than most stock funds and could  therefore  experience  sharp price  declines when  conditions are  unfavorable  in the natural  resources sector. For instance,  since the Portfolio  attempts to invest in companies that may benefit from accelerating  inflation, low inflation could lessen returns.  The rate of earnings growth of natural  resource  companies may be irregular  because these  companies  are  strongly  affected by natural  forces,  global  economic  cycles and  international  politics.  For example,  stock prices of energy  companies can fall sharply when oil prices fall.  Real estate  companies are  influenced by interest rates and other factors.

Other Investments:

         Although  the  Portfolio  will invest  primarily  in U.S.  common  stocks,  it may also  purchase  other types of securities,  for example,  preferred  stocks,  convertible  securities and warrants,  when considered  consistent with the
Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred  stock or common stock for capital appreciation  where the issuer has omitted,  or is in danger of omitting,  payment of the dividend on the stock,  or is in default on its debt securities.  The Portfolio may invest in debt  securities,  including up to 10% of its total assets in debt  securities  rated  below  investment  grade.  The  Portfolio  may invest in  mortgage-backed  securities,  including stripped  mortgage-backed  securities.  The  Portfolio  may  invest up to 10% of its total  assets in hybrid  instruments, which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may invest up to 50% of its total assets in foreign  securities,  including
American Depositary  Receipts and securities of companies in developing  countries,  which offer increasing  opportunities for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign  currency  exchange  contracts in connection with its foreign  investments.  The Portfolio's  investments in foreign  securities,  or even in U.S. companies with significant overseas  investments,  may decline in value because of declining foreign currencies or adverse political and economic events overseas,  although currency risk may be somewhat reduced because many commodities  markets are dollar based.

         Futures  and  Options.  The  Portfolio  may enter into stock  index or  currency  futures  contracts  (or options thereon) for hedging  purposes or to provide an  efficient  means of  regulating  the  Portfolio's  exposure to the equity markets.  The  Portfolio  may write  covered  call  options  and  purchase  put and call  options on  foreign  currencies, securities, and stock indices.

         For additional  information  about these  investments and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish and maintain cash reserves without  limitation for temporary defensive  purposes.  The  Portfolio's  reserves  may be invested  in  high-quality  domestic  and  foreign  money  market instruments,  including  repurchase  agreements  and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions  and paying  expenses.  While the Portfolio is in a defensive  position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek  long-term  growth of capital by investing predominantly in the equity  securities of a limited number of large,  carefully  selected,  high-quality  U.S.  companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The Portfolio  normally invests at least 80% of its total assets in the equity  securities of U.S.  companies.  A
U.S.  company is a company that is organized  under United States law, has its  principal  office in the United States and issues equity  securities  that are traded  principally  in the United States.  For purposes of the Portfolio,  a non-U.S.
company is a company that (i) is organized  outside the United States,  (ii) has its principal  place of business  outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally,  about 40-60 companies will be represented in the
Portfolio,  with the 25 companies most highly regarded by the Sub-advisor usually  constituting a minimum of approximately
70% of the Portfolio's net assets.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock selection.  The Sub-advisor  relies heavily upon the  fundamental  analysis and research of its internal  research staff,  which  generally  follows a primary research  universe of more than 500 companies.  The research  analysts seek to identify  those  companies that have strong management,  superior industry  positions,  excellent  balance sheets and superior earnings growth prospects.  An emphasis is placed on identifying  companies  whose above average  prospective  earnings  growth is not fully  reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor  seeks to utilize market volatility  judiciously  (assuming no change in company  fundamentals),  striving to capitalize  on  apparently  unwarranted  price  fluctuations,  both to purchase or increase  positions on weakness and to sell or reduce  overpriced  holdings.  The Portfolio  normally remains nearly fully invested and does not take  significant cash positions for market timing  purposes.  During market declines,  while adding to  positions  in favored  stocks,  the  Portfolio  becomes  somewhat  more  aggressive,  reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while reducing or eliminating  fully valued  positions,  the Portfolio  becomes somewhat more conservative,  increasing the number of companies  represented in its portfolio.  The Sub-advisor  therefore seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

         The Sub-advisor expects the average market  capitalization of companies  represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500(R)Index.

         Because the Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price will be affected  by changes in the stock  markets  generally,  and factors  specific to a company or an industry  will affect the prices of particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic  resources or supplies,  major  litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The  Portfolio's  focus on large,  more-established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  Because the Portfolio  invests in a smaller  number of securities  than many other  funds,  changes in the value of a single  security  may have a more  significant  effect,  either  negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write covered  exchange-traded  call options on its  securities  up to 15% of its total  assets,  and purchase exchange-traded call and put options on common stocks up to, for all options, 10% of its total assets.

         American  Depositary  Receipts  (ADRs) are not considered  foreign  securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

         For  additional  information  on the types of  investments  other than common  stocks in which the  Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions warrant the  Portfolio  may assume a temporary  defensive  position  and invest in  high-grade,  short-term,  fixed-income securities  (which may  include  U.S.  Government  securities)  or hold its assets in cash.  While the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The  Portfolio  invests,  under normal  market  conditions,  at least 80% of its net assets in common  stocks and related  securities,  such as preferred  stocks,  convertible  securities and depositary  receipts,  of companies that the
Sub-advisor believes offer better than average prospects for long-term growth.

         The Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that  securities  are selected  based upon  fundamental  analysis of individual  companies  (such as analysis of the companies' earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund  investing  primarily in common stocks,  the value of the  securities  held by the Portfolio may decline in value,  either  because  of  changing  economic,  political  or market  conditions  or because of the  economic condition of the company that issued the  security.  These  declines may be  substantial.  In addition,  the prices of the growth  company stocks in which the Portfolio  invests may fluctuate to a greater extent than other equity  securities due to  changing  market  conditions  or  disappointing  earnings  results.  The  Portfolio  may invest in foreign  companies, including  companies  located in developing  countries,  and it therefore  will be subject to risks relating to political, social and economic  conditions  abroad,  risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency exchange rates.

Other Investments:

         Although the  Portfolio  will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The Portfolio may purchase and sell futures  contracts and related options on  securities  indices,  foreign  currencies  and  interest  rates for  hedging  and  non-hedging  purposes.  The
Portfolio  may also  enter into  forward  contracts  for the  purchase  or sale of  foreign  currencies  for  hedging  and non-hedging  purposes.  The  Portfolio  may purchase and write (sell)  options on  securities,  stock  indices and foreign currencies.

         For more  information  on some of the types of  securities  other than common  stocks in which the  Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  depart  from  its  principal  investment  strategy  by  temporarily investing  for  defensive  purposes  when adverse  market,  economic or political  conditions  exist.  When  investing for defensive  purposes,  the  Portfolio  may hold cash or invest in cash  equivalents,  such as  short-term  U.S.  government securities,  commercial paper and bank  instruments.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth.  Income is not an investment objective and any income  realized on the  Portfolio's  investments,  therefore,  will be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common stocks.  The  Sub-advisor  expects that the majority of the Portfolio's assets will be invested in the common stocks of larger, more established companies.

         In selecting  investments for the Portfolio,  the Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top down" approach takes into consideration such  macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In addition,  the
Sub-advisor also examines such factors as the most attractive global  investment  opportunities,  industry  consolidation, and the sustainability of economic trends. As a result of this "top down" analysis,  the Sub-advisor  identifies  sectors, industries and companies that should benefit from the trends the Sub-advisor has observed.

         The Sub-advisor  then looks for individual  companies with earnings  growth  potential that may not be recognized by the market at large.  In  determining  whether a particular  company may be a suitable for investment by the Portfolio, the  Sub-advisor  focuses on a number of different  attributes,  including  the  company's  specific  market  expertise or dominance,  its franchise  durability  and pricing power,  solid  fundamentals  (e.g.,  a strong balance sheet,  improving returns on equity,  and the ability to generate  free cash flow apparent use of  conservative  accounting  standards,  and transparent  financial  disclosure),  strong and ethical  management,  apparent  commitment to  shareholder  interests and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk  associated  with  investment in the Portfolio will be the risk that the equity  securities held by the  Portfolio  will  decline in value.  The risk of the  Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general policy of the Portfolio to purchase and hold  securities for capital  growth,  changes in the  Portfolio  will be made as the  Sub-advisor  deems  advisable.  For  example,  portfolio  changes  may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations" from time to time. A "special  situation"
arises when, in the opinion of the  Sub-advisor,  the  securities of a particular  company will be recognized and increase in value due to a specific  development,  such as a technological  breakthrough,  management change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser  degree in preferred  stocks,  convertible  securities,  warrants,  and debt securities when the Portfolio  perceives an opportunity  for capital growth from such  securities.  The Portfolio may invest up to 10% of its total assets in debt securities,  which may include  corporate bonds and debentures and government securities.

         The Portfolio may also purchase  securities of foreign issuers,  including foreign equity and debt securities and depositary  receipts.  Foreign securities are selected  primarily on a stock-by-stock  basis without regard to any defined allocation among countries or geographic  regions.  The Portfolio may also use a variety of currency  hedging  techniques, including  forward  currency  contracts,  to manage  exchange  rate risk with  respect to  investments  exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio may invest without limit in index/structured  securities,  which are debt  securities  whose value at maturity or interest rate is linked to currencies,  interest  rates,  equity  securities, indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument  appreciates).  Index/structured  securities may have return  characteristics  similar to direct investments in the underlying  instruments,  but may be more volatile than the underlying instruments.  The Portfolio bears the market risk of an investment in the underlying  instruments,  as well as the credit risk of the issuer of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The  Portfolio  may purchase  and write (sell)  options on securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities,  financial indices,  and foreign  currencies,  options on futures contracts,  forward contracts and swaps and swap-related  products.
These  instruments  will be used primarily to hedge the  Portfolio's  positions  against  potential  adverse  movements in securities  prices,  foreign  currency  markets  or  interest  rates.  To a limited  extent,  the  Portfolio  may also use derivative instruments for non-hedging purposes such as increasing the Portfolio's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although  the  Sub-advisor  expects  to  invest  primarily  in  equity  securities,  the
Sub-advisor may increase the Portfolio's cash position without  limitation when the Sub-advisor  believes that appropriate investment opportunities for capital growth with desirable risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates  of  deposit,  discount  notes and  repurchase  agreements.  While the  Portfolio  is in a  defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek growth of capital in a manner  consistent with the  preservation  of capital.  Realization of income is not a significant  investment  consideration  and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity securities include common stocks,  preferred  securities,  warrants and securities  convertible  into or exchangeable for common or preferred stocks.  Investments  will be in companies that the Sub-advisor  believes have potential to achieve  capital  appreciation over the long-term.  The Portfolio  seeks to achieve its investment  objective by investing,  under normal  circumstances, in approximately 30-45 companies that are considered by the Sub-advisor to be positioned for long-term growth.

         Because the Portfolio invests a substantial  portion (or all) of its assets in equity  securities,  the Portfolio is subject to the risks associated with investments in equity  securities,  and the Portfolio's  share price therefore may fluctuate  substantially.  This is true  despite  the  Portfolio's  focus on the  securities  of  larger  more-established companies.  The Portfolio's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an  industry  will  affect the prices of  particular  stocks  held by the  Portfolio  (for  example,  poor earnings,  loss of major customers,  major litigation against an issuer, or changes in government regulations affecting an industry).  Because of the types of  securities  it invests in, the  Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.
However,  short-term  transactions may occur as the result of liquidity needs,  securities  having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The Portfolio may invest in "special  situations" from time to time. A "special  situation"
arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific  development,  such as a technological  breakthrough,  management change or new product at that company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the  anticipated development does not occur or does not attract the expected attention.

         Non-diversified  Status.  The Portfolio is  "non-diversified"  under the  Investment  Company Act of 1940 and may invest a large percentage of its assets in few issuers than "diversified"  mutual funds.  Therefore,  the Portfolio may be more susceptible to adverse  developments  affecting any single issuer held in its portfolio,  and may be more susceptible to greater losses because of these developments.

Other Investments:

         Although the Sub-advisor  expects to invest  primarily in equity  securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an opportunity  for capital growth from such  securities.
The Portfolio is subject to the following percentage limitations on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The Portfolio  may make short sales  "against the box." In addition,  the  Portfolio may invest in the following  types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign equity and debt  securities  and  depositary  receipts.  Foreign  securities  are selected  primarily on a  stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's assets may be invested in foreign  securities  denominated  in foreign  currencies  and not publicly  traded in the United
States.

         Futures,  Options  and  Other  Derivative  Instruments.  The  Portfolio  may  enter  into  futures  contracts  on securities,  financial  indices  and  foreign  currencies  and  options  on such  contracts  and may  invest in options on securities,  financial  indices and  foreign  currencies,  forward  contracts  and  interest  rate swaps and  swap-related products (collectively  "derivative  instruments").  The Portfolio intends to use most derivative instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency markets or interest rates. To a limited extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes such as seeking to increase  income.  The  Portfolio  may also use a variety of currency  hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage  exchange  rate risk with  respect  to  investments  exposed to foreign currency fluctuations.

         For more information on the types of securities  other than common stocks in which the Portfolio may invest,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Sub-advisor may increase the Portfolio's cash position  without  limitation when the
Sub-advisor is of the opinion that  appropriate  investment  opportunities  for capital growth with desirable  risk/reward characteristics  are  unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include high-grade  commercial paper,  certificates of deposit,  repurchase agreements and money market funds managed by the Sub-advisor.  While the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST DeAM LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its assets in securities issued by large  capitalization  companies.  The 80% investment  requirement  applies at the time the Portfolio invests its assets.

         The Portfolio pursues its investment  objective,  under normal market conditions,  by investing  primarily in the equity securities of large-sized  companies  included in the Russell 1000(R)Value Index.  Equity securities  include common stocks  and  securities  convertible  into  or  exchangeable  for  common  stocks,  including  warrants  and  rights.  The
Sub-advisor  employs an investment  strategy that seeks to maintain a portfolio of equity  securities  which  approximates the market risk of those stocks included in the Russell 1000(R)Value Index,  but which  outperforms the Russell 1000(R)Value
Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization  index that measures the performance  of large,  established  companies  trading at  discounts to their fair value.  As of December  31, 2003,  the average market  capitalization  of the companies in the Russell 1000(R)Value Index was  approximately  $7.9 billion and the median market  capitalization was approximately  $2.6 billion.  The size of the companies in the Russell 1000(R)Value Index will change with market  conditions.  The targeted  tracking  error of this  Portfolio is 4% with a standard  deviation of
+/- 4%. It is possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 1000(R)Value Index, while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  generally  takes a bottom-up  approach to building  the  Portfolio,  searching  for  individual companies that  demonstrate the best potential for significant  returns.  The allocation to industries and  capitalization is targeted  to be similar to that of the Russell  1000(R)Value  Index.  The  Sub-advisor  considers a number of factors in determining  whether to invest in a value stock,  including earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.  Other factors are net income growth versus cash flow growth as well as earnings and price  momentum.  In the selection of  investments,  long-term  capital  appreciation  will take precedence over short range market fluctuations.  However, the Portfolio may occasionally make investments for short-term capital appreciation.

         Like  all  common  stocks,  the  market  values  of the  common  stocks  held  by  the  Portfolio  can  fluctuate significantly,  reflecting the business  performance of the issuing  company,  investor  perception or general economic or financial market movements.  The Portfolio's  focus on the stocks of large,  more established  companies may mean that its level of risk is lower than a portfolio  investing  primarily in smaller  companies.  While value  investing  historically has involved  less risk than  investing in growth  companies,  investing in value stocks  carries the risk that the market will not recognize the stock's  intrinsic  value for a long time or that a stock judged to be undervalued  may actually be appropriately  priced.  While the Portfolio  attempts to outperform the Russell 1000(R)Value Index,  the Portfolio also may under-perform the Russell 1000(R)Value Index over short or extended periods.

Other Investments:

         In addition to  investing  in common  stocks,  the  Portfolio  may also invest to a limited  degree in  preferred stocks and debt  securities  when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The  Portfolio  may  invest in  securities  of foreign  issuers  in the form of  depositary receipts or that are denominated in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of  security  consistent  with its  investment  objective  and  policies.  The  prices of foreign  securities  may be more volatile than those of domestic securities.

         Futures,  Options,  and Other Derivative  Instruments.  The Portfolio may purchase and write put and call options on  securities  and  securities  indices,  which  options may be listed for trading on a national  securities  exchange or traded  over-the-counter.  Options  transactions  may be used to pursue the Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not intended for  speculation.  The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

         In addition to options and financial  futures,  the  Portfolio may invest in a broad array of other  "derivative"
instruments in an effort to manage  investment  risk, to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Portfolio  may change over time as new  derivatives  and  strategies  are  developed or as regulatory  changes occur.

         Additional  information  about the  other  investments,  including  options,  futures  and  derivatives  that the
Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a defensive  position is deemed advisable because of prevailing market  conditions, the Portfolio may invest without limit in high grade debt securities,  commercial  paper,  U.S.  Government  securities or cash or  cash  equivalents,  including  repurchase  agreements.  While  the  Portfolio  is in a  defensive  position,  the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST HOTCHKIS & WILEY LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing at least 80% of its net assets plus  borrowings  for investment  purposes in common stocks of large cap U.S.  companies.  The  Sub-advisor  considers large cap companies to be those with market  capitalizations  like those found in the Russell 1000 Index. Market  capitalization  range of the Index changes  constantly,  but as of June 30, 2003, the range was from $1.2 billion to $287 billion.  Market  capitalization is measured at the time of initial  purchase.  Some of these  securities  may be acquired in IPOs.  Normally,  the  Portfolio invests at least 80% of its net assets in stocks that have a high cash  dividend or payout  yield  relative to the market.
Payout yield is defined as dividend yield plus net share repurchases.

         In addition to these  principal  investments,  the  Portfolio can invest up to 20% of its total assets in foreign securities.  It also may invest in stocks that don't pay dividends,  but have growth potential  unrecognized by the market or changes in business or management that indicate growth potential.

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio may assume a defensive  position with up to 100% of its assets  temporarily  held in cash.  While the  Portfolio is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek capital  growth by investing  approximately
50% of its  assets in growth  stocks of large  companies  and  approximately  50% of its  assets in value  stocks of large companies.

Principal Investment Policies and Risks:

         The  Portfolio  will invest  primarily in common  stocks of large U.S.  companies  included in the Russell  1000(R)
Index (the "Russell  1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that measures the performance of the 1,000 largest U.S.  companies.  As of December 31, 2002, the average market  capitalization of the companies in the
Russell  1000(R)was  approximately  $9.2  billion.  The size of the  companies in the Russell 1000(R)will change with market conditions.

         Normally,  about 65-105 companies will be represented in the Portfolio,  with 25-35 companies  primarily from the
Russell 1000(R)Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets,  and 40-70 companies  primarily from the Russell 1000(R)Value Index (the "Value Index")  constituting the remainder of the Portfolio's net assets.  Daily  purchases and reinvested  distributions  and redemptions and expense items will be divided between the two portfolio  segments for purposes of maintaining the targeted  allocation  between growth and value stocks (the "Target
Allocation").  Normally,  while it is not expected that the allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is  possible  that this  deviation  may be higher.  Factors  such as market fluctuation,  economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the
Target  Allocation.  In the event the  allocation  of assets to the portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's  net assets  invested in growth stocks and 40% of the  Portfolio's net assets invested in value stocks),  the  Sub-Advisers  will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a consequence,  assets may be allocated from the portfolio  segment that has appreciated  more or depreciated less to the other.  Rebalancing may entail transaction costs which over time may be significant.

         The Growth Index measures the  performance of the Russell 1000(R)companies with higher  price-to-book  ratios and higher  forecasted  growth  values.  The Value Index measures the  performance  of the Russell 1000(R)companies with lower price-to-book  ratios and lower forecasted  growth values.  This combination of growth stocks and value stocks is intended to enhance  performance of the Portfolio over time, and reduce the  Portfolio's  overall risk in comparison to funds which invest  exclusively in growth or value stocks.  During  particular  periods,  the Portfolio may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The investment  strategy of the Sub-advisor  responsible  for the portion of the  Portfolio's  assets invested in growth stocks  emphasizes  stock  selection.  The Sub-advisor  relies heavily upon the  fundamental  analysis and rigorous research of its internal  research  staff.  The  Sub-advisor  selects  investments  based on strong  management,  superior industry  positions,  excellent  balance sheets and superior  earnings growth;  where all of these strengths have not been reflected in the company's  stock price.  In managing the  Portfolio,  the  Sub-advisor  seeks to take advantage of market volatility.  During market  declines,  the  Sub-advisor  will add to positions,  causing the Portfolio to become  somewhat more  aggressive.  Conversely,  in rising markets,  the Sub-advisor  will trim or eliminate  positions and as a result the
Portfolio will become more conservative.

         The method of selecting the investments  used by the  Sub-advisor  responsible for the portion of the Portfolio's assets  invested in value stocks is to measure  each  stock's  long-term  expected  return by  comparing  the price of the security  to  the  company's  long-term  cash  flows.  The  Sub-advisor  will  only  purchase  those  stocks  that  it has above-average  confidence  in the  reliability  of its  analysts'  forecasts.  The  Sub-advisor  may delay its purchase of securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate that the stock price is likely to decline in the near future,  and it may delay its sale of securities  if recent  strength in the stock or upward earnings  revisions  indicate  the stock is likely to rise  soon.  The  Sub-advisor  will  control  risk  within the value portion of the  Portfolio  by  reviewing  whether  there is undue  portfolio  exposure to  industry  sector and other risk factors.  The  Sub-advisor  will take more risk when  unusually  large value  distortions  within the value  realm  create unusually large opportunities to add returns, and it will take less risk when the opportunities are limited.

         Because the Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price will be affected  by changes in the stock  markets  generally,  and factors  specific to a company or an industry  will affect the prices of particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic  resources or supplies,  major  litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The  Portfolio's  focus on large,  more-established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  Because the Portfolio  invests in a smaller  number of securities  than many other  funds,  changes in the value of a single  security  may have a more  significant  effect,  either  negative or positive, on the Portfolio's share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts; and
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the  growth  portion of its total assets, and purchase  exchange-traded  call and put options on common stocks up to, for all options,  10% of the growth portion of its total assets.

         For purposes of the Portfolio a foreign  security is a security  issued by a non-U.S.  company,  which is defined as a company  that:  (1) is organized  outside the United  States;  (ii) has its principal  place of business  outside the
United States;  and (iii) issues  securities  traded  principally in a foreign country.  Companies that do not fall within the  definition  of a  non-U.S.  company  would be  considered  a U.S.  company  and  therefore  not  subject to the above limitation on foreign securities.

         American  Depositary  Receipts  (ADRs) are not considered  foreign  securities for purposes of the 15% limitation set forth above and may be purchased by the Portfolio.

         For additional  information  about these  investments and risks,  see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although it does not expect to do so ordinarily,  when business or financial  conditions warrant,  the Portfolio  may assume a temporary  defensive  position and invest in  high-grade,  short-term,  fixed-income securities  (which may  include  U.S.  Government  securities)  or hold its assets in cash.  While the  Portfolio  is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in common stocks.  The  Sub-advisor  expects that the  majority  of the  Portfolio's  assets  will be invested  in the common  stocks of large  companies  that appear to be undervalued.  Among other things, the Portfolio seeks to identify compelling buying  opportunities  created when companies are  undervalued on the basis of investor  reactions to near-term  problems or  circumstances  even though their long-term prospects  remain sound.  The  Sub-advisor's  investment  approach is value-based and  price-driven,  and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace.

         Portfolio  investments  are  selected  by the  Sub-advisor  based  upon  a  model  portfolio  of  125-175  stocks constructed by the  Sub-advisor.  In selecting  investments for the model portfolio,  the Sub-advisor  takes a "bottom-up"
approach.  In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large. The Sub-advisor  relates present value of each company's  forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks  companies from the highest  expected  return to the lowest, with the companies at the top of the ranking being the most undervalued.

         Once the expected  return for each stock is  calculated,  the  Sub-advisor  adjusts for timing and  concentration risks.  Securities  are ranked by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its valuation universe,  if selected,  are  over-weighted  in the Portfolio  because they represent the most  undervalued  stocks in its universe.  The  Sub-advisor  market weights  securities  ranked in the middle third of its universe,  if selected,  to add
diversification  to  the  Portfolio.   To  control  variability  in  premium,  the  Sub-advisor  also  holds  the  largest capitalization  securities  (at  under-weighted  positions)  even when they rank in  bottom  third of the  universe.  If a security  falls in the  ranking  from the top third of the  Sub-advisor's  valuation  universe  to the middle  third,  the
Sub-advisor may reduce the Portfolio's  position to market weight.  If the security's  ranking  continues to fall into the bottom third of its universe,  the Sub-advisor  may either sell it or, if it is a very large  capitalization  stock,  will underweight  it. The  Sub-advisor  may from time to time deviate from the foregoing  process with respect to the weighting of individual securities in the Portfolio when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Portfolio's  purchase of securities if recent  weakness in the stock or negative earnings  revisions by analysts  indicate  that the stock price is likely to decline in the near future,  and it may delay the  Portfolio's  sale of securities if recent strength in the stock or upward  earnings  revisions  indicate the stock is likely to rise soon.  The  Sub-advisor  will  control  risk by  reviewing  whether  there is undue  portfolio  exposure to industry  sector and other risk  factors.  The  Sub-advisor  will take more risk when  unusually  large value  distortions within  the  value  realm  create  unusually  large  opportunities  to add  returns,  and it will  take less risk when the opportunities are limited.

         The  Sub-advisor  also seeks to control risks by  correlating  the size of initial  purchases by the Portfolio to the  security's  benchmark  weighting,  within  plus or minus  0.5%.  If market  appreciation  of a  security  brings  the security's  weighting to 1.0% above or below its benchmark  weighting (at the time),  the size of the holding is generally increased or reduced  accordingly.  Because the  Portfolio  invests  primarily in stocks,  the Portfolio is subject to the risks  associated with stock  investments,  and the Portfolio's  share price  therefore may fluctuate  substantially.  The
Portfolio's share price will be affected by changes in the stock markets  generally,  and factors specific to a company or an industry will affect the prices of particular stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental regulation  affecting an industry).  The Portfolio's  focus on large,  more-established  companies may mean that its level of  risk  is  lower  than a fund  investing  primarily  in  smaller  companies.  While  the  Portfolio's  value  investing historically has involved less risk than investing in growth  companies,  investing in value stocks carries the risks that the market will not recognize the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Derivatives.  The  Portfolio  may  invest  in  various  instruments  that are or may be  considered  derivatives, including  securities index futures contracts and related options.  These instruments may be used for several reasons:  to simulate full investment in equities while  retaining cash for fund  management  purposes,  to facilitate  trading,  or to reduce  transaction  costs.  The Portfolio will not use derivatives  for  speculative  purposes or to leverage its assets.
The Portfolio will limit its use of securities index futures  contracts and related options so that, at all times,  margin deposits  for  futures  contracts  and  premiums  on related  options do not exceed 5% of the  Portfolio's  assets and the percentage of the Portfolio's assets being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information  about these derivative  instruments and their risks is included in this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio may maintain up to 25% of its assets in short-term  debt  securities  and money market instruments to meet redemption  requests.  These securities  include  obligations issued or guaranteed by the
U.S. Government or its agencies or instrumentalities  or by any of the states,  repurchase  agreements,  commercial paper, and  certain  bank  obligations.  The  Portfolio  will not invest in these  securities  as part of a  temporary  defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize total return through  investment in real estate securities.

Principal Investment Policies and Risks:

     The Portfolio will have a non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its  assets in  securities  of real  estate  related  issuers.  The  Portfolio  pursues  its  investment  objective  of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

     Generally, the equity securities of real estate related issuers will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

     Real  estate  related  issuers  include  companies  that  derive  at  least  50%  of  revenues  from  the  ownership, construction,  financing,  management  or sale of real  estate or that have at least  50% of  assets in real  estate.  The
Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

         Real estate  companies may include real estate  investment  trusts  ("REITs").  REITs pool  investors'  funds for investment  primarily in income  producing real estate or real estate  related loans or interests.  REITs can generally be classified  as Equity REITs,  Mortgage  REITs and Hybrid  REITs.  Equity REITs,  which invest the majority of their assets directly in real  property,  derive their income  primarily  from rents.  Equity REITs can also realize  capital  gains or losses by selling  properties.  Mortgage  REITs,  which  invest the  majority of their  assets in real  estate  mortgages, derive their income primarily from interest  payments.  Hybrid REITs combine the  characteristics of both Equity REITs and
Mortgage REITs.

         As a fund that invests  primarily in equity  securities,  the Portfolio will be subject to many of the same risks as other  equity  funds.  The  Portfolio  also will be  subject to  certain  risks  related  specifically  to real  estate securities,  and may be subject to greater  risk and share  price  fluctuation  than  other  equity  funds  because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate companies may be subject to risks  similar to those  associated  with the direct  ownership of real estate.  These include risks related to general and local economic  conditions,  dependence on management  skill,  heavy cash flow dependency,  possible lack of available mortgage  funds,  overbuilding,  extended  vacancies of properties,  increases in property  taxes and operating  expenses, changes in zoning laws,  losses due to costs  resulting from  environmental  problems,  casualty or  condemnation  losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

         In  general,  Equity  REITs may be  affected  by changes  in the value of the  underlying  property  owned by the trusts,  while  Mortgage  REITs may be  affected  by the  quality of any credit  extended.  In the event of a default by a borrower or lessee, a REIT may experience  delays and may incur  substantial  costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status.  The Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act, which means the Portfolio is not limited by the  Investment  Company Act of 1940 in the proportion of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the Internal  Revenue Code that must be met to relieve the Portfolio of liability for Federal  income tax if its  earnings  are  distributed  to  shareholders.  As a  non-diversified  fund,  a  price  decline  in any  one of the
Portfolio's  holdings may have a greater effect on the Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write (sell) put and covered call options and purchase put and call options on  securities or stock  indices  that are  listed  on a  national  securities  or  commodities  exchange.  The  Portfolio  may buy and sell financial futures  contracts,  stock and bond index futures  contracts,  foreign currency futures contracts and options on the  foregoing.  The  Portfolio  may enter into  forward  foreign  currency  exchange  contracts  in  connection  with its investments in foreign  securities.  The Portfolio may also enter into short sales,  which are  transactions  in which the
Portfolio sells a security it does not own at the time of the sale in  anticipation  that the market price of the security will decline.  The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these techniques and their risks is included below under "Certain Risk Factors and
Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market or general  economic  conditions  justify a temporary  defensive  position,  the Portfolio will invest all or a portion of its assets in high-grade  debt  securities, including corporate debt securities,  U.S. government securities, and short-term money market instruments,  without regard to whether the issuer is a real estate  company.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its  investment  objective of maximum total return will be limited.  The Portfolio may also invest funds  awaiting investment or funds held to satisfy  redemption  requests or to pay dividends and other  distributions  to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)")  through  active stock  selection  resulting in different  weightings  of common stocks relative to the index.

Principal Investment Policies and Risks:

         The  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in securities included in the S&P 500(R).  The 80% investment requirement applies at the time the Portfolio invests its assets.

         The S&P 500(R)is an index of 500 common  stocks,  most of which  trade on the New York Stock  Exchange  Inc.  (the
"NYSE").  The  Sub-advisor  believes that the S&P 500(R)is  representative  of the  performance  of publicly  traded common stocks in the U.S. in general.

         In seeking to outperform the S&P 500(R), the Sub-advisor  starts with a portfolio of stocks  representative  of the holdings of the index. It then uses a set of fundamental,  quantitative  criteria that are designed to indicate  whether a particular  stock will  predictably  perform better or worse than the S&P 500(R).  Based on these criteria,  the Sub-advisor determines  whether the Portfolio  should  over-weight,  under-weight or hold a neutral  position in the stock relative to the  proportion  of the S&P 500(R)that the stock  represents.  In addition,  the  Sub-advisor  may  determine  based on the quantitative  criteria  that (1) certain  S&P 500(R)stocks  should not be held by the  Portfolio  in any  amount,  and (2)
certain  equity  securities  that are not  included in the S&P 500(R)should be held by the  Portfolio.  The  Portfolio  may invest up to 15% of its total  assets in equity  securities  not  included in the S&P 500(R).  The  Portfolio is an actively managed fund.

         As a mutual fund  investing  primarily in common  stocks,  the Portfolio is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock  prices  generally  rise and periods  when prices  generally  decline.  The  Sub-advisor  believes  that the various quantitative  criteria  used to  determine  which  stocks to over- or  under-weight  will  balance  each other so that the overall  risk of the  Portfolio  is not  likely  to  differ  materially  from the risk of the S&P 500(R)itself.  While the
Portfolio  attempts to outperform  the S&P 500(R),  it is not expected  that any  outperformance  will be  substantial.  The
Portfolio also may underperform the S&P 500(R)over short or extended periods.

         About  the S&P  500(R).  The S&P 500(R)is a  well-known  stock  market  index  that  includes  common  stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common stocks publicly traded in the United States.  Stocks in the S&P 500(R)are weighted according to their market  capitalization  (the number of shares  outstanding  multiplied by the stock's current price).  The composition of the S&P 500(R)is determined by
S&P based on such factors as market  capitalization,  trading activity,  and whether the stock is representative of stocks in a  particular  industry  group.  The  composition  of the S&P 500(R)may be  changed  from  time to  time.  "Standard  &
Poor's(R)",  "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies,  Inc. and have been licensed for use by the Investment Manager.

         The Portfolio is not sponsored,  endorsed,  sold or promoted by Standard  &Poor's,  a division of The McGraw-Hill
Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express or implied,  to the  shareholders  of the
Portfolio  or any member of the  public  regarding  the  advisability  of  investing  in  securities  generally  or in the
Portfolio  particularly  or  the  ability  of the  S&P  500(R)to  track  general  stock  market  performance.  S&P's  only relationship  to the  Investment  Manager or the  Sub-advisor is a license  provided to the Investment  Manager of certain trademarks  and trade  names of S&P and of the S&P 500(R),  which is  determined,  composed  and  calculated  by S&P without regard to the Investment  Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the Investment
Manager,  Sub-advisor or the  shareholders of the Portfolio into  consideration  in determining,  composing or calculating the S&P 500(R). S&P is not responsible for and has not  participated  in the  determination  of the prices and amount of the
Portfolio  or the  timing  of the  issuance  or sale of the  Portfolio,  or in the  determination  or  calculation  of the
Portfolio's  net asset value.  S&P has no  obligation  or liability in connection  with the  administration,  marketing or trading of the Portfolio.

         S&P does not  guarantee the accuracy  and/or the  completeness  of the S&P 500(R)or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity from the use of the S&P 500(R)or any data included  therein.  S&P makes no express or implied  warranties  and  expressly  disclaims all  warranties  of  merchantability  or fitness for a particular  purpose or use with respect to the S&P 500(R)or any data included  therein.  Without  limiting  any of the  foregoing,  in no event shall S&P have any  liability  for any special, punitive,  indirect or  consequential  damages  (including  lost  profits),  even if notified of the  possibility  of such damages.

Other Investments:

         Derivatives.  The  Portfolio  may  invest  in  various  instruments  that are or may be  considered  derivatives,
including  securities  index  futures  contracts  and  related  options,   warrants  and  convertible  securities.   These
instruments  may be used for several  reasons:  to simulate full  investment in the S&P 500(R)while retaining cash for fund management  purposes,  to facilitate  trading,  to reduce  transaction costs or to seek higher investment returns when the futures  contract,  option,  warrant or  convertible  security  is priced more  attractively  than the  underlying  equity security or the S&P 500(R).  The Portfolio  will not use  derivatives  for  speculative  purposes or to leverage its assets.
The Portfolio will limit its use of securities index futures  contracts and related options so that, at all times,  margin deposits for futures  contracts and premiums on related  options do not exceed 5% of the  Portfolio's  assets and provided that the  percentage  of the  Portfolio's  assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information  about these derivative  instruments and their risks is included in this Prospectus under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio may maintain up to 25% of its assets in short-term  debt  securities  and money market  instruments  to meet  redemption  requests or to facilitate  investment  in the  securities of the S&P 500(R).
These securities include obligations issued or guaranteed by the U.S. Government or its agencies or  instrumentalities  or by any of the states,  repurchase  agreements,  commercial  paper,  and certain bank  obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment  strategy  utilizes  quantitative  management  techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks  stocks,  primarily the 1,500 largest publicly  traded  companies in the United  States  (measured  by the value of the stock),  from most  attractive  to least attractive.  This is determined by using a computer  model that combines  measures of at stock's value as well as measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth,  the Sub-advisor uses the rate of growth in a company's  earnings and changes in its earnings estimates, as well as other factors.

         In the second step, the Sub-advisor uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a compute to build a portfolio  of stocks from the ranking  described  above that it believes  will provide the optimal  balance  between risk and expected  return.  The goal is to create a portfolio  that provides  better returns than its benchmark without taking on significant additional risk.

         The  Sub-advisor  does not  attempt to time the market.  Instead,  it intends to keep the  Portfolio  essentially fully invested in stocks regardless of the movement of stock prices generally.

         The value of the  Portfolio's  shares depends on the value of the stocks and other  securities it owns. The value of the  individual  securities  the Portfolio  owns will up and down  depending on the  performance  of the companies that issued them, general market and economic conditions, and investor confidence.

         The  Portfolio's  performance  will be closely  tied to the  performance  of its  benchmark.  If the  Portfolio's benchmark goes down, it is likely that the Portfolio's performance will go down.

         Although  current income is an objective for the Portfolio,  if the stocks that make up its benchmark do not have a high dividend yield, the Portfolio's dividend will not be high.

         The Portfolio's  performance also may be affected by investments in initial public offerings  (IPOs).  The impact of IPOs on the  Portfolio's  performance  depends on the  strength of the IPO market and the size of the  Portfolio.  IPOs may have impact on the Portfolio's performance as its assets grow.

         Market  performance tends to be cyclical,  and, in the various cycles,  certain investment styles may fall in and out of favor. If the market is not favoring the  quantitative  style used by the Portfolio  and/or the stocks contained in the Portfolios'  respective  benchmark,  the  Portfolios'  gains may not be as big as, or their losses may be bigger than, other equity funds using different investment styles.

Other Investments:

         When the  Sub-advisor  believes  that it is  prudent,  the  Portfolio  may  invest a portion  of their  assets in convertible debt securities,  equity equivalent  securities,  foreign  securities,  short-term  securities,  non-leveraged futures  contracts  and  other  similar  securities.  Futures  contracts,  a type of  derivative  security,  can  help the
Portfolios'  cash assets remain liquid while performing more like stocks.  The Sub-advisor has a policy governing  futures contracts  and similar  derivative  securities  to help manage the risk of these types of  investments.  For example,  the
Sub-advisor  cannot  invest in a derivative  security if it would be possible for the Portfolio to lose more money than it invested.

AST Alliance GROWTH AND INCOME Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is  long-term  growth of capital  and income  while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The  Sub-advisor  will  take a  value-oriented  approach,  in that it will  try to keep  the  Portfolio's  assets invested in securities  that are selling at reasonable  valuations in relation to their  fundamental  business  prospects.
In doing so, the Portfolio may forgo some  opportunities for gains when, in the judgment of the Sub-advisor,  they are too risky.

         In seeking to achieve its objective,  the Portfolio invests primarily in the equity securities of U.S.  companies that the Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time, stock prices (of companies in which the Portfolio  invests) will come to reflect the  companies'  intrinsic  economic  values.  The  Sub-advisor  uses a disciplined  investment process to evaluate the companies in its extensive research  universe.  Through this process,  the
Sub-advisor  seeks to identify the stocks of companies  that offer the best  combination  of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare  their  own  earnings  estimates  and  financial  models  for each  company followed.  The Sub-advisor  employs these models to identify equity  securities whose current market prices do not reflect what it considers to be their  intrinsic  economic  value.  In  determining  a company's  intrinsic  economic  value,  the
Sub-advisor  takes into  account  any  factors it  believes  bear on the  ability of the company to perform in the future, including  earnings  growth,  prospective  cash flows,  dividend  growth and growth in book value.  The  Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between their stock prices and their  intrinsic  economic  values,  with companies with the greatest  disparities  receiving the highest ranking (i.e. being considered the most undervalued).

Other Investments:

         The  Portfolio,  in addition to investing in common  stocks and  convertible  securities,  may write covered call options listed on domestic  securities  exchanges with respect to securities in the Portfolio.  It is not intended for the
Portfolio to write  covered call options  with respect to  securities  with an aggregate  market value of more than 10% of the  Portfolio's  net assets at the time an option is  written.  The  Portfolio  also may  purchase  and sell  forward and futures  contracts  and related  options for hedging  purposes.  The Portfolio may also invest up to 10% of its net assets
(at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

         Temporary  Investments.  The  Portfolio  may  invest in  short-term  debt and  other  high  quality  fixed-income securities to create  reserve  purchasing  power and also for temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST DeAm Global ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

Principal Investment Policies and Risks:

         The Portfolio seeks to achieve its investment  objective by investing in several AST Portfolios (the  "Underlying
Portfolios")  selected by the Investment  Manager,  government  securities and cash. The Sub-advisor does not exercise any judgment or discretion in the selection of any Underlying  Portfolio and shall have no responsibility to oversee,  monitor or otherwise  direct the  management of the Underlying  Portfolios.  The Trust may, in the future,  seek exemptive  relief from the  provisions of the  Investment  Company Act of 1940 at which time the  Portfolio  may invest in other  securities including  derivatives.  The Portfolio  allocates  its assets by investing in shares of a diversified  group of Underlying
Portfolios.  The  Portfolio  intends its strategy of investing  in  combinations  of  Underlying  Portfolios  to result in investment  diversification that an investor could otherwise achieve only by holding numerous  investments.  The Portfolio is  expected  to be  invested  in at least six  Underlying  Portfolios  at any time.  The  investment  objectives  of such
Underlying Portfolios will be diversified.

         The precise allocation among the Underlying  Portfolios,  government  securities and cash investments will depend on the  Sub-advisor's  outlook for the markets.  Shifts among  Underlying  Portfolios  focused on different  asset classes will normally be done  gradually and the  Sub-advisor  will not attempt to precisely  "time" the market.  The  Portfolio's investments  in Underlying  Portfolios  that may invest  significant  portions of their assets in foreign  equity and debt securities  are  intended  to provide  additional  diversification.  The  Sub-advisor  will  normally  have at least three different countries represented in the foreign equity category.

         The Portfolio can change the allocations of its assets among  Underlying  Portfolios,  government  securities and cash at any time,  if the  Investment  Manager  believes  that doing so would  better  enable the  Portfolio to pursue its investment  objective.  From time to time, the Portfolio adjusts its investment  allocation within set limits based on the
Sub-advisor's  outlook for the economy,  financial  markets  generally and relative market  valuation of the asset classes represented  by each  Underlying  Portfolio.  The  intention  is to  re-balance  the  specific  allocations  periodically.
Additionally  the Portfolio may deviate from set limits when, in the  Sub-advisor's  opinion,  it is necessary to do so to pursue the Portfolio's  investment  objective or for temporary  defensive purposes.  Shares of the Underlying  Portfolios, may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit  losses, or to re-deploy assets to more promising opportunities.

         The  Portfolio is subject to a number of risks  inherent in certain types of  securities  held by the  Underlying
Portfolios.  Some of these risks  include,  but are not limited to the  following  risks:  equity  securities  may decline because  the stock  market as a whole  declines,  or because  of reasons  specific  to a  company,  such as  disappointing earnings or changes in its competitive  environment;  the Portfolio's level of risk will increase if a significant portion of the Portfolio is allocated to investment in  securities  of small-cap  companies;  and, any fixed income  allocation of the Portfolio may be subject to changes in market  interest rates and changes in the credit  quality of specific  issuers.
Investment  allocation in fixed income  securities with  intermediate to long  maturities,  could subject the Portfolio to the risk of substantial  declines in the  Portfolio's  share price when there are  significant  changes in market interest rates.  The Portfolio's  level of risk will increase if a significant  portion of the Portfolio is allocated to investment in lower-rated high yield bonds or in foreign  securities.  The Portfolio's  allocation of investments in  mortgage-backed and asset-backed  securities carry special risks in the event of declining  interest rates,  which would cause prepayments to increase, and the value of the securities to decrease.

         As a fund that invests in mutual funds (i.e., a fund of funds),  the Portfolio would be considered  "diversified"
because it invests in the  securities of the Underlying  Portfolios,  each of which is a diversified  investment  company, and  excluding  securities  held by the  Underlying  Portfolios,  the  Portfolio  may  "look  through"  to the  Underlying
Portfolios to determine its diversification status.

         It is expected that the Portfolio  normally will be invested in six Underlying  Portfolios.  It is expected that, at most times,  each of these six  portfolios  will  invest  primarily  in  particular  asset  classes  designated  by the
Investment  Manager,  and that the Portfolio will be invested in at least one AST Portfolio focused on each of these asset classes.  These  asset  classes  are "large cap  value",  "small cap  value",  "large  cap  growth",  "small cap  growth", international  equity and domestic bond ("cap" is short for  capitalization,  and refers to the level of capitalization of the companies in which a portfolio  invests).  It also is expected that, the Sub-advisor  also will be the Sub-advisor for each of the following  Underlying  Portfolios in which assets may be allocated provided,  however,  the Investment Manager may direct the  Sub-advisor  from time to time to cease  investments in any of the  Underlying  Portfolios and to commence investment  in one or more  other  Underlying  Portfolios  chosen  by the  Investment  Manager,  including  an  Underlying
Portfolio for which the Sub-advisor  does not serve as Sub-advisor:  the DeAM Large-Cap  Value  Portfolio;  the DeAM Small
Cap-Growth  Portfolio;  the DeAM Small-Cap Value Portfolio and the DeAM  International  Equity Portfolio.  The Sub-advisor is also expected to invest in the AST PIMCO Total Return Bond Portfolio and the AST Alliance Growth Portfolio.

         Government  Securities.  Government  securities  investments may include,  but are not limited to, U.S.  Treasury and  agency  issues.  Any cash  reserves  component  will  consist of high  quality  domestic  and  foreign  money  market instruments.  For additional information about the risks involved with fixed income securities,  see this Prospectus under
"Certain Risks Factors and Investment Methods."

         Mutual Fund  Shares.  Mutual fund shares have risks,  and the value of those shares  fluctuate.  Since the assets of the Portfolio may be invested in shares of the Underlying  Portfolios,  the investment performance of the Portfolio may be related to the investment  performance of the  Underlying  Portfolios in which the Portfolio may invest.  The Portfolio has no  control  over the  Underlying  Portfolios'  investment  strategies.  The  policy  of the  Portfolio  in part is to allocate  assets  among  the  Underlying  Portfolios  within  certain  limits.  Therefore,  the  Portfolio  may have  less flexibility  to invest  than a mutual  fund  without  such  constraints.  Finally,  the  Portfolio,  to the extent that it invests in mutual fund shares,  may be exposed to the same risks as the Underlying  Portfolios in direct proportion to the allocation of its assets among the Underlying  Portfolios.  These risks include the risks  associated with a multi-manager approach  to  investing  (should  assets  be  allocated  to  Underlying  Portfolios  that do not have as  Sub-advisor  the
Sub-advisor of this Portfolio).

         The  Portfolio's  exposure,  through  the  Underlying  Portfolios,  to  international  investments  subjects  the
Portfolio to risks posed by political or economic  conditions and regulatory  requirements  of a particular  country which may be less stable or mature than in the U.S.

         The  officers  and  Trustees  of the  Portfolio  presently  serve as  officers  and  Trustees  of the  Underlying
Portfolios.  ASISI  serves as the  investment  manager  for all the  Underlying  Portfolios  in which this  Portfolio  may invest,  and DeAM is the  Sub-advisor  for certain of the Underlying  Portfolios.  Therefore  conflicts may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

         For additional  information  about the risks involved with mutual funds, see this Prospectus under "Certain Risks
Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain cash reserves without  limitation for temporary  defensive or transition  purposes.  While the  Portfolio is in a defensive  or  transition  position,  the  opportunity  to achieve its investment  objective of a high level of total return may be limited.  Cash reserves also provide  flexibility  in meeting redemptions and paying expenses.

AST American Century Strategic Balanced Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The  Portfolio  intends to maintain  approximately  60% of its assets in equity  securities  and the remainder in bonds and other fixed income  securities.  Both the Portfolio's  equity and fixed income  investments  will go up and down in value.  The equity  securities will fluctuate  depending on the performance of the companies that issued them,  general market and economic  conditions,  and investor  confidence.  The fixed income  investments  will be affected  primarily by rising or falling  interest  rates and the  continued  ability of the  issuers of these  securities  to make  payments  of interest and  principal as they become due. As a Portfolio  that invests both in equity and fixed income  securities,  the
Portfolio's  risk of loss and share  price  fluctuation  will tend to be less than  funds  investing  primarily  in equity securities and more than funds investing primarily in fixed income securities.

         Generally,  when interest rates rise, the value of the  Portfolio's  fixed-income  securities  will decline.  The opposite is true when  interest  rates  decline.  The  interest  rate risk is higher for the  fixed-income  portion of the
Portfolio than for funds that have a shorter weighted average maturity, such as money market and short-term bond funds.

         The lowest rated bonds in which the  portfolio  may invest,  BBB- and BB-rated  bonds,  contain some  speculative characteristics.  Having these bonds in the portfolio  means the  Portfolio's  value may go down more if interest rates or other economic conditions change than if the Portfolio contained only higher-rated bonds.

         Because the equity portion of the Portfolio  uses  quantitative  management  techniques to try to achieve a total return that exceeds the total return of the S&P 500 Index,  its  performance  will  correlate to the index's  performance.
If the index goes down, it is likely that the Portfolio's performance will go down.

         Equity Investments.  For the equity portion of the Portfolio,  the Sub-advisor utilizes  quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily  the 1,500  largest  publicly  traded  companies in the United  States  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are determined by using a computer model that combines measures of a stock's  value and  measures of its growth  potential.  To measure  value,  the  Sub-advisor  uses ratios of stock price to book value and stock price to cash flow,  among  others.  To measure  growth,  the manager uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

         In the second step, the Sub-advisor uses a technique called portfolio  optimization.  In portfolio  optimization, the  Sub-advisor  uses a computer to build a portfolio  of stocks  from the  ranking  described  above that it thinks will provide the best  balance  between risk and  expected  return.  The goal is to create an equity  portfolio  that  provides better returns than the S&P 500(R)Index without taking on significant additional risk.

         Fixed Income  Investments.  The  fixed-income  portion of the  Portfolio is invested  primarily in a  diversified portfolio of high-grade  government,  corporate,  asset-backed and similar securities  payable in U.S. currency.  At least
80% of the fixed-income  assets will be invested in securities  that, at the time of purchase,  are rated within the three highest categories by a nationally  recognized  statistical  rating  organization.  Up to 20% of the fixed-income  portion may be invested in  securities  rated in the fourth  category,  and up to 15% may be invested in  securities  rated in the fifth  category.  Under  normal  market  conditions,  the weighted  average  maturity of the  fixed-income  portion of the
Portfolio will be in the three- to 10-year range.

Other Investments:

         When the  Sub-advisor  believes it is prudent,  the Portfolio  may invest a portion of its assets in  convertible debt securities,  equity-equivalent  securities,  foreign securities,  short-term securities and other similar securities.
The  Portfolio  also may  invest in  derivative  instruments  such as  options,  futures  contracts,  options  on  futures contracts,  and swap  agreements  (including,  but not limited to,  credit  default swap  agreements),  or in mortgage- or asset-backed  securities,  provided  that such  investments  are in keeping with the  Portfolio 's  investment  objective.
Futures  contracts,  a type of derivative  security,  can help the Portfolio 's cash assets remain liquid while performing more like stocks.  The Sub-advisor has a policy  governing  futures  contracts and similar  derivative  securities to help manage the risk of these types of  investments.  For example,  the Sub-advisor  cannot invest in a derivative  security if it would be possible  for the  Portfolio  to lose more money than it invested.  The  Sub-advisor  does not attempt to time the  market.  Instead,  under  normal  market  conditions,  they  intend  to keep  the  equity  portion  of the  portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         The use of derivative  instruments  involves risks different from, or possibly greater than, the risks associated with investing  directly in securities and other  traditional  instruments.  Derivatives  are subject to a number of risks including,  liquidity,  interest  rate,  market,  and credit risk.  They also involve the risk of  mispricing  or improper valuation,  the risk that changes in the value of the  derivative may not correlate  perfectly with the underlying  asset, rate or  index,  and the  risk of  default  or  bankruptcy  of the  other  party to the swap  agreement.  Gains or  losses involving some futures,  options,  and other  derivatives  may be  substantial - in part because a relatively  small price movement in these securities may result in an immediate and substantial gain or loss for the Portfolio.

         For further  information on these  securities and investment  practices,  see this Prospectus under "Certain Risk
Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  approximately  60% of its total assets in equity  securities  and 40% in fixed income  securities.  This mix may vary over shorter time  periods;  the equity  portion may range  between  50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates common stock investments in larger, more established  companies,  but the Portfolio may include small and medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller companies is not expected to be  substantial,  and will not constitute  more than 30% of the equity portion of the Portfolio.  Up to
35% of the equity portion may be invested in foreign (non-U.S.  dollar  denominated)  equity securities.  The fixed income portion of the Portfolio will be allocated among investment grade securities  (50-100% of the fixed income portion);  high yield or "junk" bonds (up to 30%);  foreign  (non-U.S.  dollar  denominated) high quality debt securities (up to 30%); and
cash reserves (up to 20%).

         The  precise  mix of equity  and fixed  income  investments  will  depend on the  Sub-advisor's  outlook  for the markets.  When  deciding  upon asset  allocations,  the  Sub-advisor  may favor fixed income  securities if the economy is expected to slow  sufficiently  to hurt corporate  profit growth.  The opposite may be true when strong economic growth is expected.  The  Portfolio's  investments  in foreign  equity  and debt  securities  are  intended  to  provide  additional diversification,  and the  Sub-advisor  will  normally have at least three  different  countries  represented  in both the foreign equity and foreign debt portions of the Portfolio.

         Securities  may be sold for a variety  of  reasons,  such as to effect a change  in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the  Portfolio  risk of loss and share price fluctuation  (and potential for gain) will tend to be less than funds  investing  primarily in equity  securities and more than funds  investing  primarily in fixed  income  securities.  Of course,  both equity and fixed  income  securities  may decline in value.

         Equity  securities may decline  because the stock market as a whole declines,  or because of reasons  specific to the company,  such as  disappointing  earnings or changes in its competitive  environment.  The Portfolio's  level of risk will increase if a significant  portion of the  Portfolio is invested in  securities  of small-cap  companies.  Like other fixed income funds,  the fixed income portion of the Portfolio is subject to changes in market  interest rates and changes in the  credit  quality  of  specific  issuers.  Because  of  the  Portfolio's  focus  on  fixed  income  securities  with intermediate  to long  maturities,  changes in market  interest rates may cause  substantial  declines in the  Portfolio's share  price.  The  Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio  is invested in lower-rated  high yield bonds or in foreign  securities.  Because a significant  portion of the  Portfolio's  fixed income investments  may be in  mortgage-related  and  asset-backed  securities,  this could add  increased  volatility  and carry special risks in the event of declining  interest rates which would cause  prepayments  to increase,  and the value of the securities to decrease.

         Equity  Securities.  When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects among growth and value-oriented  stocks,  domestic and international  stocks, and small-to large-cap stocks.
Domestic  stocks are drawn from the overall U.S.  market while  international  equities are selected  primarily from large companies  in  developed  countries.  Investments  in non-U.S.  dollar  denominated  stocks may be made solely for capital appreciation  or solely for income or any  combination  of both for the  purpose of  achieving  a higher  overall  return.
Stocks of companies in developing  countries may also be included.  The equity  portion of the Portfolio  also may include convertible securities, preferred stocks and warrants.

         Investments  in small  companies  involve  both  higher  risk  and  greater  potential  for  appreciation.  These companies  may have  limited  product  lines,  markets and  financial  resources,  or they may be  dependent on a small or inexperienced  management  group.  In addition,  their  securities  may trade less  frequently and move more abruptly than securities of larger companies.

         Fixed Income  Securities.  Bond  investments  are primarily  investment  grade (top four credit  ratings) and are chosen from across the entire  government  and corporate  bond markets.  A significant  portion of the  Portfolio's  fixed income  investments may be in  mortgage-related  (including  mortgage dollar rolls and derivatives such as  collateralized mortgage  obligations and stripped  mortgage-backed  securities) and asset-backed  securities.  While the weighted average maturities of each component of the fixed income  portion  (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio will  differ,  the  weighted  average  maturity  of the fixed  income  portion as a whole  (except  for the cash  reserves component)  is  expected  to be in the range of 7 to 12 years.  Maturities  will  reflect  the  sub-advisor's  outlook for interest rates. The cash reserves  component will consist of high quality  domestic and foreign money market  instruments, including money market funds managed by the Sub-advisor.

Other Investments:

         The Portfolio may enter into stock index,  interest rate or currency  futures  contracts (or options thereon) for hedging  purposes or to provide an efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The
Portfolio  may write  covered  call  options and purchase  put and call  options on foreign  currencies,  securities,  and financial  indices.  The  Portfolio  may invest up to 10% of its total  assets in hybrid  instruments,  which  combine the characteristics  of futures,  options and  securities.  To the extent the  Portfolio  uses these  investments,  it will be exposed to additional  volatility and potential  losses.  The Portfolio may enter into forward foreign  currency  exchange contracts in connection with its foreign investments.

         For an additional  discussion of these other  investments  and their risks,  see this  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed  income  portion of the  Portfolio  normally may consist of cash reserves including repurchase  agreements.  In addition,  the Portfolio may maintain cash reserves without limitation for temporary  defensive purposes.  While the Portfolio is in a defensive position,  the opportunity to achieve its  investment  objective of a high level of total return may be limited.  Cash  reserves  also  provide  flexibility  in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.  To achieve its  objectives,  the Portfolio  intends to invest  primarily in all types of high quality bonds  including  those  issued or  guaranteed  by the U.S.  or  foreign  governments  or their  agencies  and by  foreign authorities,  provinces  and  municipalities  as well  as  investment  grade  corporate  bonds  and  mortgage-related  and asset-backed securities of U.S. and foreign issuers.

      The Portfolio may also invest in convertible  securities and corporate  commercial  paper;  inflation-indexed  bonds issued by both governments and corporations;  structured  notes,  including hybrid or "indexed"  securities,  event-linked bonds and loan  participations;  delayed  portfolio loans and revolving credit  securities;  bank certificates of deposit, fixed time deposits and bankers'  acceptances;  repurchase agreements and reverse repurchase  agreements;  debt securities issued by federal,  state or local  governments and their agencies and  government-sponsored  enterprises;  obligations of
foreign  governments  or  their  subdivisions,   agencies  and  government-sponsored   enterprises;   and  obligations  of
international agencies or supranational entities.

      The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing  its  maturity  structure  and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market factors,  currency  trends,  and credit quality.  The  Portfolio  generally  invests in  countries  where the  combination  of  fixed-income  returns and currency exchange rates appears  attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency  risk  can be  minimized  through  hedging.  These  bonds  must,  at the  time  of  purchase,  have  received  an investment-grade  rating from at least one rating agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below investment-grade by other agencies.  Such bonds are called "split-rated").

         Although the  Portfolio  expects to maintain an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions  on the overall  portfolio or on  individual  securities.  The Portfolio  may and  frequently  does engage in foreign  currency  transactions  such as forward  foreign  currency  exchange  contracts,  hedging  its  foreign currency  exposure  back to the dollar or  against  other  foreign  currencies  ("cross-hedging").  The  Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities  and active  management of currency exposures.  The  Sub-advisor may use foreign forward  currency  contracts  ("forwards") to hedge the risk to the Portfolio when foreign currency  exchange rate movements are expected to be unfavorable to U.S.  investors.  The Sub-adviser may use forwards in an effort to benefit  from a currency  believed to be  appreciating  in value  versus  other  currencies.  The
Sub-advisor  may also invest in  currencies or forwards in cases where the Portfolio  does not hold bonds  denominated  in that  currency,  for example,  in situations  where the  Sub-advisor  wants currency  exposure to a particular  market but believes that the bonds are unattractive.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the  Portfolio to currencies  and forwards If the  Sub-advisor's  forecast of currency  movements  proves  wrong,  this investment  activity may cause a loss.  Also,  for emerging  markets,  it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

         The  Portfolio  may also invest up to 20% of its assets in the  aggregate  in below  investment-grade,  high-risk bonds ("junk bonds") and emerging  market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in
U.S.  dollars.  In  addition,  the  Portfolio  may  invest  up  to  30%  of  its  assets  in  mortgage-related  (including mortgage-dollar rolls and derivatives,  such as collateralized  mortgage obligations and stripped mortgage securities) and asset-backed securities.

         Like any fixed income fund, the value of the Portfolio  will fluctuate in response to changes in market  interest rates  and  the  credit  quality  of  particular  companies.  International  fixed  income  investing,  however,  involves additional  risks that can increase the potential for losses.  These  additional  risks include varying stages of economic and political  development of foreign countries,  differing regulatory and accounting  standards in non-U.S.  markets, and higher  transaction  costs.  Because a substantial  portion of the  Portfolio's  investments  are  denominated  in foreign currencies,  exchange rates are also likely to have a significant  impact on total Portfolio  performance.  For example, a rise in the U.S.  dollar's value relative to the Japanese yen will decrease the U.S.  dollar value of a Japanese bond held in the  Portfolio,  even  though the price of that bond in yen remains  unchanged.  Therefore,  because of these  currency risks and the risks of investing in foreign  securities  generally,  the Portfolio  will involve a greater  degree of risk and share price  fluctuation  than a fund investing  primarily in domestic fixed income  securities,  but ordinarily  will involve less risk than a fund  investing  exclusively in foreign fixed income  securities.  In addition,  the  Portfolio's focus on longer  maturity  bonds  will tend to cause  greater  fluctuations  in value  when  interest  rates  change.  The
Portfolio's  investments in mortgage-backed and asset-backed  securities could further result in increased volatility,  as these  securities are sensitive to interest rate changes.  Further,  these  securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt  Securities.  The  Portfolio's  investments  in debt  securities may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities or political subdivisions,  securities issued or guaranteed by supranational  organizations (e.g.,  European Investment Bank,  InterAmerican  Development Bank or
the World Bank), bank or bank holding company securities,  foreign and domestic corporate debt securities,  and commercial paper.

         The Portfolio may invest in zero coupon  securities,  which are securities  that are purchased at a discount from their face value, but that do not make cash interest payments.  Zero coupon securities are subject to greater  fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

         The Portfolio may invest in Brady Bonds,  which are used as a means of restructuring  the external debt burden of certain  emerging  countries.  Even if the bonds are  collateralized,  they are often considered  speculative  investments because of the country's  credit  history or other factors.  The Portfolio may purchase the securities of certain  foreign investment  funds or trusts called passive  foreign  investment  companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their  proportionate  share of the Trust's expenses,  shareholders will also indirectly bear similar expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The Portfolio  intends to select its  investments  from a number of country and market sectors,  and intends to have investments in securities of issuers from a minimum of three different  countries
(including the United States).  However,  the Portfolio is considered a  "nondiversified"  investment company for purposes of the Investment  Company Act of 1940. As such,  the Portfolio may invest more than 5% of its assets in the  fixed-income securities of individual foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any individual  corporate issuer,  except with respect to certain short-term  investments.  As a nondiversified  fund, a price decline in any one of the Portfolio's  holdings may have a greater effect on the Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         Swap Agreements.  The Portfolio may enter into interest rate,  index,  total return,  credit default and currency exchange  rate swap  agreements  for the  purposes of  attempting  to obtain a desired  return at a lower cost than if the
Portfolio  had  invested  directly  in an  instrument  that  yielded  the  desired  return or for the purpose of hedging a portfolio  position.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional  investors for periods  ranging  from a few weeks to more than one year.  In a standard  "swap"  transaction,  the two  parties  agree to exchange the returns (or  differentials  in rates of return) earned or realized on particular  investments or instruments.
The returns to be exchanged  between the parties are  calculated  with respect to a "notional  amount,"  i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a
"basket" of securities  representing a particular index.  Commonly used swap agreements  include interest rate caps, under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest  rate collars,  under which a party  sells a cap and  purchases  a floor or vice versa in an attempt to protect  itself  against  interest  rate movements exceeding given minimum or maximum levels.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are determined on a "net basis."  Consequently,  the  Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         There are risks in the use of swaps.  Whether the  Portfolio's  use of swap  agreements  will be successful  will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Interest  rate and currency  swaps could result in losses if interest  rate or currency  changes are not  correctly  anticipated.  Total  return  swaps  could  result  in  losses  if the  reference  index,  security  or investments  do not perform as  anticipated.  Credit  default  swaps could  result in losses if the  sub-advisor  does not correctly  evaluate  the  creditworthiness  of the  company  on which the  credit  default  swap is based.  Moreover,  the
Portfolio  may not receive the expected  amount under a swap  agreement  if the other party to the  agreement  defaults or becomes  bankrupt.  The Portfolio  will not enter into a swap  agreement  with any single  counterparty  if the net amount owed or to be received  under  existing  contracts  with that party would exceed 5% of total assets,  or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

         The Portfolio may buy and sell futures  contracts  (and related  options) for a number of reasons  including:  to manage  exposure to changes in interest  rates,  securities  prices and currency  exchange rates; as an efficient means of adjusting  overall  exposure to certain  markets;  to earn income;  to protect the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The  Portfolio  may  purchase or write call and put options on  securities,  financial indices,  and foreign  currencies.  The  Portfolio may invest up to 10% of its total assets in hybrid  instruments,  which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities in which the  Portfolio may invest and their risks in included  below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect  against  adverse  movements  of interest  rates,  the  Portfolio  may invest without limit in short-term  obligations  denominated  in U.S. and foreign  currencies  such as certain bank  obligations, commercial paper,  short-term  government and corporate  obligations,  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves also provide  flexibility in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment  objective of high current income and capital growth may be limited.

ASt Goldman Sachs High Yield Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek a high level of current income and may also consider the potential for capital appreciation.

Principal Investment Strategies and Risks:

         The Portfolio  will invest,  under normal  circumstances,  at least 80% of its net assets plus any borrowings for investment  purposes (measured at time of purchase) ( "Net Assets ") in high-yield,  fixed-income  securities that, at the time of purchase,  are  non-investment  grade securities.  Non-investment  grade securities are securities rated BB, Ba or below by  Moody's  Investors  Services,  Inc.  or  Standard  & Poor's  Corporation,  or,  if  unrated,  determined  by the
Sub-Adviser to be of comparable quality.

         The Portfolio may invest in all types of fixed income securities,  including,  senior and subordinated  corporate debt obligations (such as bonds, debentures,  notes and commercial paper),  convertible and non-convertible corporate debt obligations,  loan  participations,  custodial  receipts,  municipal  Securities  and preferred  stock.  The Portfolio may purchase the securities of issuers that are in default.

         The Portfolio may invest up to 25% of its total assets in obligations  of domestic and foreign  issuers which are denominated  in  currencies  other  than the U.S.  dollar and in  securities  of issuers  located  in  emerging  countries denominated  in any  currency.  However,  to the extent  that the  Sub-Adviser  has  entered  into  transactions  that are intended to hedge the Fund's position in a non-U.S.  dollar denominated  obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.

          Under  normal  market  conditions,  the  Portfolio  may invest up to 20% of its Net Assets in  investment  grade fixed-income  securities,  including  U.S.  Government  Securities.  The  Portfolio  may also  invest  in  common  stocks, warrants,  rights  and other  equity  securities,  but will  generally  hold  such  equity  investments  only when debt or preferred  stock of the issuer of such  equity  securities  is held by the  Portfolio  or when the equity  securities  are received by the Portfolio in connection with a corporate restructuring of an issuer.

         To the extent the Portfolio  invests in sovereign  debt  obligations  the  Portfolio  will be subject to the risk that the issuer of the  sovereign  debt or the  governmental  authorities  that  control the  repayment of the debt may be unable or  unwilling  to repay the  principal  or  interest  when due.  There are also risks  associated  with the general political and social environment of a country. These factors may include among other things government  instability,  poor socioeconomic  conditions,  corruption,  lack of law and order,  lack of  democratic  accountability,  poor quality of the bureaucracy,  internal and external  conflict,  and  religious and ethnic  tensions.  High  political  risk can impede the economic  welfare of a country.  The risks  associated with the general  economic  environment of a country can encompass, among other things,  low quality and growth rate of Gross Domestic Product  ( "GDP "),  high inflation or deflation,  high government  deficits as a percentage of GDP, weak financial  sector,  overvalued  exchange rate, and high current  account deficits as a percentage  of GDP. The risk factors  associated  with the  inability of a country to pay its external  debt obligations  in the  immediate  future may include but are not limited to high foreign debt as a percentage  of GDP,  high foreign debt service as a percentage of exports,  low foreign  exchange  reserves as a percentage  of  short-term  debt or exports, and an unsustainable exchange rate structure.

         Foreign Risk -The Portfolio will be subject to risks of loss with respect to their foreign  investments  that are not typically  associated  with domestic  issuers.  Loss may result because of less foreign  government  regulation,  less public  information  and less  economic,  political  and social  stability.  Loss may also result from the  imposition  of exchange  controls,  confiscations  and other government  restrictions.  The Portfolio will also be subject to the risk of negative  foreign  currency rate  fluctuations.  Foreign  risks will  normally be greatest  when the Portfolio  invests in issuers located in emerging countries.

         Emerging Countries Risk--The Portfolio may invest in emerging  countries.  The securities markets of Asian, Latin,
Central and South American,  Eastern European,  Middle Eastern,  African and other emerging countries are less liquid, are especially subject to greater price volatility,  have smaller market capitalizations,  have less government regulation and are not subject to as extensive and frequent  accounting,  financial and other  reporting  requirements  as the securities markets  of more  developed  countries.  These  risks are not  normally  associated  with  investments  in more  developed countries.

          "Junk Bond"  Risk--The Portfolio will invest in non-investment  grade fixed-income  securities (commonly known as
 "junk bonds ") that are considered  predominantly  speculative by traditional investment standards.  Non-investment grade fixed-income  securities  and unrated  securities of  comparable  credit  quality are subject to the increased  risk of an issuer's  inability to meet principal and interest payment  obligations.  These securities may be subject to greater price volatility  due to such factors as specific  corporate or municipal  developments,  interest  rate  sensitivity,  negative perceptions of the junk bond markets generally and less secondary market liquidity.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and the  opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.

      Fixed  income  securities  include  securities  issued  or  guaranteed  by the  U.S.  government,  its  agencies  or government-sponsored  enterprises;  corporate  debt  securities  of  U.S.  and  non-U.S.  issuers,  including  convertible securities and corporate commercial paper; mortgage and other asset-backed  securities;  inflation-indexed bonds issued by both governments and corporations;  structured notes,  including hybrid or "indexed"  securities,  event-linked  bonds and loan  participations;  delayed portfolio loans and revolving credit securities;  bank certificates of deposit,  fixed time deposits and bankers'  acceptances;  repurchase  agreements and reverse repurchase  agreements;  debt securities issued by state or local governments and their agencies and  government-sponsored  enterprises;  obligations of foreign  governments or their  subdivisions,  agencies and  government-sponsored  enterprises;  and  obligations of  international  agencies or supranational entities.

         To pursue its  objective,  the  Portfolio  normally  invests  primarily in high yield and  investment  grade debt securities,  securities  convertible into common stock and preferred stocks.  At least 20% of the Portfolio's  assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents.

         The  Sub-advisor  believes that a high total return  (current  income and capital  growth) may be derived from an
actively  managed,  diversified  portfolio  of  investments.  Through  portfolio  diversification,   credit  analysis  and
attention to current  developments  and trends in interest  rates and economic  conditions,  the  Sub-advisor  attempts to reduce the  Portfolio's  risks.  The Sub-advisor  seeks unusual values,  using  fundamental,  "bottom-up"  research (i.e., research on individual  companies rather than the economy as a whole) to identify  undervalued  securities.  The Portfolio may find good value in high yield  securities,  sometimes called  "lower-rated  bonds" or "junk bonds," and frequently may have  more than half of its  assets  invested  in those  securities.  Higher  yield on debt  securities  can occur  during periods  of high  inflation  when the  demand  for  borrowed  money is  high.  Also,  buying  lower-rated  bonds  when the
Sub-advisor believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may also make  significant  investments  in  mortgage-backed  securities.  Although the Portfolio expects to maintain a weighted average maturity in the range of five to twelve years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

         The  Portfolio  may  invest up to 20% of its net  assets in  equity  securities.  These  include  common  stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments.

         As a fund that invests  primarily in fixed income  securities,  the Portfolio is subject to the general risks and considerations  associated with investing in such  securities.  The value of an investment in the Portfolio will change as market  interest  rates  fluctuate.  When interest rates rise,  the prices of debt  securities are likely to decline,  and when interest  rates fall, the prices of debt  securities  tend to rise.  The Portfolio  generally  maintains a relatively long average  maturity,  and longer-term debt securities are usually more sensitive to interest rate changes.  Put another way,  the longer the  maturity of a security,  the greater the effect a change in interest  rates is likely to have on its price.

         There is also the risk that an issuer of a debt  security  will fail to make  timely  payments  of  principal  or interest to the Portfolio,  a risk that will be relatively  high because the Portfolio will likely have  substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal and/or interest  payments after the Portfolio purchases its securities.  In addition,  the market for high yield securities  generally is less liquid than the market for higher-rated  securities.  In addition,  the risk to which the Portfolio is subject may be high relative to other fixed income funds because of the Portfolio's investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt  securities.  In addition to the risks  associated  with fixed  income  securities  generally, mortgage-backed  securities are subject to the additional risk that early  repayments  will reduce the Portfolio's  return on such securities.

         To the extent that the Portfolio  invests in equity  securities,  it will be subject to the risks associated with investing in such securities.  In general,  stock values  fluctuate in response to the activities of individual  companies and in response to general  market and  economic  conditions.  The stock  markets  tend to be  cyclical,  with  periods of generally  rising  stock prices and other  periods of generally  declining  prices.  Accordingly,  the value of the equity securities that the Portfolio holds may decline over short or extended periods.

Other Investments:

         The  Portfolio  may invest up to 20% of its net  assets in foreign  securities  (securities  primarily  traded in countries  outside the United  States),  and may enter into forward  foreign  currency  contracts in connection with these foreign investments.

         Additional  information  on the types of securities  and  instruments in which the Portfolio may invest and their risks are included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While typically  fully invested,  the Portfolio may at times increase its investments in cash and short-term  debt  securities  for defensive  purposes.  The Portfolio may also invest in short-term  fixed income securities  to invest  uncommitted  cash balances or to maintain  liquidity to meet  shareholder  redemptions.  Short-term securities include obligations of the U.S. Government and its agencies and  instrumentalities,  commercial paper, and bank certificates  of deposit and bankers'  acceptances.  When the Portfolio  increases its cash position,  the  opportunity to achieve its investment objective of high total return will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate  debt  securities  of U.S.  and  non-U.S.  issuers,  including  convertible  securities  and  corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises;
o        derivative instruments, including swap agreements; and
o        obligations of international agencies or supranational entities.

         Portfolio holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange  rate  forecasting,  and  other  securities  selection  techniques.  The  proportion  of the  Portfolio's  assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management  of  duration  (a measure of a fixed  income  security's  expected  life that  incorporates  its yield,  coupon interest  payments,  final  maturity  and call  features  into one  measure) is one of the  fundamental  tools used by the
Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average portfolio  duration of the  Portfolio  generally  will vary  within a three- to  six-year  time frame  based on the  Sub-advisor's  forecast  for interest  rates.  The  Portfolio  may  invest up to 10% of its  assets in fixed  income  securities  that are rated  below investment grade ("junk bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard &
Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over  the long  term,  the  return  obtained  by a  portfolio  investing  primarily  in fixed  income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity securities.  At the same time,  the risk and price  fluctuation of a fixed income fund is expected to be less than that of an equity  portfolio,  so that a fixed income  portfolio is generally  considered  to be a more  conservative  investment.
However,  the Portfolio can and routinely does invest in certain complex fixed income securities  (including various types of  mortgage-backed  and  asset-backed  securities)  and engage in a number of investment  practices  (including  futures, options,  swaps and  dollar  rolls)  as  described  below,  that many  other  fixed  income  funds do not  utilize.  These investments and practices are designed to increase the Portfolio's  return or hedge its investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or financial information.  Generally,  the value of fixed income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed and asset-backed  securities and derivative instruments in which the
Portfolio  may invest may be  particularly  sensitive  to changes in interest  rates.  The  Portfolio  is also  subject to credit risk,  which is the  possibility  that an issuer of a security (or a  counterparty  to a derivative  contract) will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security,  the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including  futures,  options and  mortgage-backed  and  asset-backed  securities,  is  included  below under
"Certain Risk Factors and Investment Methods."

         U.S. Government Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar  instruments,  including  convertible  securities  and  preferred  stock.  Debt  securities  may be acquired  with warrants  attached.  The rate of return or return of  principal  on some  debt  obligations  may be linked or  indexed  to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other  physical or  weather-related  phenomenon.  Some  event-linked  bonds are  commonly  referred to as  "catastrophe bonds." If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion of the amount it  invested in the bond.
Event-linked  bonds often  provide for an  extension  of maturity to process and audit loss claims  where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose
the  Portfolio  to  certain   unanticipated   risks  including   credit  risk,   adverse   regulatory  or   jurisdictional
interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other  Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations.  The value of some mortgage-backed  and asset-backed  securities in which the Portfolio  invests may be particularly  sensitive to changes in market interest rates.

         Reverse Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under  "Certain Risk Factors and  Investment  Methods"),  the Portfolio may also enter into dollar rolls.
In a dollar  roll,  the  Portfolio  sells  mortgage-backed  or other  securities  for  delivery in the  current  month and simultaneously  contracts to purchase  substantially  similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any  interest  earned on the proceeds of the securities  sold. The Portfolio also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers.  The Portfolio may invest  up to  10%  of its  assets  in  securities  of  issuers  based  in  developing  countries  (as  determined  by the
Sub-advisor).  The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange  contracts  for the purpose of hedging  currency  exchange  risks  arising from the  Portfolio's  investment  or  anticipated  investment  in  securities denominated  in  foreign  currencies.  The Funds may also use  foreign  currency  options  and  foreign  currency  forward contracts  to increase  exposure to a foreign  currency or to shift  exposure to foreign  currency  fluctuations  from one country to another.

         Short Sales  "Against the Box." The Portfolio may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index futures contracts  and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest rates and  securities  indices.  The Portfolio may use these  techniques to hedge against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly  in an  instrument  that  yielded  the  desired  return.  The  Portfolio  may also  enter  into  options  on swap agreements.  A swap  option is a contract  that gives a  counterparty  the right  (but not the  obligation)  in return for payment of a premium,  to enter into a new swap agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some designated future time on specified terms.  Swap agreements are two-party  contracts entered into primarily by  institutional  investors for periods  ranging from a few weeks to more than one year.  In a standard  "swap"
transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return)  earned or realized on particular  investments or instruments.  The returns to be exchanged  between the parties are calculated with respect to a
"notional  amount," i.e., a specified dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign  currency,  or in a "basket"  of  securities  representing  a  particular  index.  Commonly  used swap agreements  include  interest rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make  payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The  Portfolio  may enter into  credit  default  swap  agreements.  The "buyer" in a credit  default  contract is obligated  to pay the  "seller" a periodic  stream of payments  over the term of the  contract  provided  that no event of default on an  underlying  reference  obligation  has  occurred.  If an event of default  occurs,  the seller must pay the buyer the full  notional  value,  or "par value," of the reference  obligation  in exchange for the reference  obligation.
The  Portfolio  may be either the buyer or seller in a credit  default swap  transaction.  If the Portfolio is a buyer and no event of default occurs,  the Portfolio will lose its investment and recover nothing.  However,  if an event of default occurs,  the  Portfolio  (if the buyer) will receive the full notional  value of the  reference  obligation  that may have little or no value.  As a seller,  the  Portfolio  receives a fixed rate of income  throughout  the term of the  contract, which  typically is between six months and three years,  provided that there is no default  event.  If an event of default occurs,  the  seller  must pay the  buyer  the full  notional  value of the  reference  obligation.  Credit  default  swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are determined on a "net basis."  Consequently,  the  Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and restrictions (as stated in this Prospectus and the  Trust's  SAI) swap  agreements  are  generally  valued by the  Portfolios  at market  value.  In the case of a credit default  swap sold by a  Portfolio  (i.e.,  where the  Portfolio  is selling  credit  default  protection),  however,  the
Portfolio  will  generally  value the swap at its  notional  amount.  The  manner  in which  certain  securities  or other instruments are valued by the Portfolios for purposes of applying  investment  policies and  restrictions  may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt Obligations.  The Portfolio may invest in collateralized  debt obligations  ("CDOs"),  which includes  collateralized  bond  obligations  ("CBOs"),  collateralized  loan  obligations  ("CLOs")  and  other  similarly structured  securities.  CBOs  and CLOs are  types of  asset-backed  securities.  A CBO is a trust  which is  backed  by a
diversified  pool  of  high  risk,  below  investment  grade  fixed  income  securities.   A  CLO  is  a  trust  typically
collateralized  by a pool of loans,  which may include,  among others,  domestic and foreign senior secured loans,  senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the  cashflows  from the trust are split  into two or more  portions,  called  tranches, varying in risk and yield.  The riskiest  portion is the "equity"  tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect  the other,  more  senior  tranches  from  default in all but the most  severe circumstances.  Since it is partially  protected from defaults,  a senior tranche from a CBO trust or CLO trust  typically have higher ratings and lower yields than their  underlying  securities,  and can be rated investment  grade.  Despite the protection  from the equity  tranche,  CBO or CLO  tranches  can  experience  substantial  losses due to actual  defaults,
increased  sensitivity  to  defaults  due  to  collateral  default  and  disappearance  of  protecting  tranches,   market
anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.  Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws.  As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions.  In addition to the normal risks associated with fixed income securities discussed elsewhere in this
Prospectus and the Trust's SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize total return,  consistent  with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio  will have a  non-fundamental  policy to invest,  under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio invests its assets.  Fixed income securities include:

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate  debt  securities  of U.S.  and  non-U.S.  issuers,  including  convertible  securities  and  corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt securities issued by state or local governments and their agencies and government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and
o        obligations of international agencies or supranational entities.

         Portfolio holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity)  that the  Sub-advisor  believes to be  relatively  undervalued.  In  selecting  fixed  income  securities,  the
Sub-advisor  uses economic  forecasting,  interest rate  anticipation,  credit and call risk  analysis,  foreign  currency exchange  rate  forecasting,  and  other  securities  selection  techniques.  The  proportion  of the  Portfolio's  assets committed to investment in securities with particular  characteristics (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial  markets,  and other factors.  The management  of  duration  (a measure of a fixed  income  security's  expected  life that  incorporates  its yield,  coupon interest  payments,  final  maturity  and call  features  into one  measure) is one of the  fundamental  tools used by the
Sub-advisor.

         The Portfolio will invest in fixed-income  securities of varying  maturities.  The average portfolio  duration of the  Portfolio  generally  will vary  within a one- to  three-year  time frame  based on the  Sub-advisor's  forecast  for interest  rates.  The  Portfolio  may  invest up to 10% of its  assets in fixed  income  securities  that are rated  below investment grade ("junk bonds") but are rated B or higher by Moody's Investors  Services,  Inc.  ("Moody's") or Standard &
Poor's Corporation ("S&P") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

         Generally,  over  the long  term,  the  return  obtained  by a  portfolio  investing  primarily  in fixed  income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity securities.  At the same time,  the risk and price  fluctuation of a fixed income fund is expected to be less than that of an equity  portfolio,  so that a fixed income  portfolio is generally  considered  to be a more  conservative  investment.
However,  the Portfolio can and routinely does invest in certain complex fixed income securities  (including various types of mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) as  described  below,  that many  other  fixed  income  funds do not  utilize.  These  investments  and practices are designed to increase the  Portfolio's  return or hedge its  investments,  but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate based on changes in interest  rates,  market  conditions,  investor  confidence  and  announcements  of  economic,  political  or financial information.  Generally,  the value of fixed income  securities  will change  inversely  with  changes in market  interest rates.  As interest rates rise,  market value tends to decrease.  This risk will be greater for long-term  securities than for  short-term  securities.  Therefore,  the  Portfolio's  share price is expected to  fluctuate  less than the AST PIMCO
Total Return Bond  Portfolio,  because its average  duration will be shorter.  Certain  mortgage-backed  and  asset-backed securities  and  derivative  instruments  in which the  Portfolio may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty to a derivative  contract) will default or become unable to meet its obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices  that the  Portfolio  will  engage  in.  More  information  about some of these investments,  including  futures,  options and  mortgage-backed  and  asset-backed  securities,  is  included  below under
"Certain Risk Factors and Investment Methods."

         U.S. Government Securities.  The Portfolio may invest in various types of U.S. Government  securities,  including those that are supported by the full faith and credit of the United  States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are  supported by the  discretionary  authority of the U.S.
Government  to  purchase  the  agency's  obligations;  and  still  others  that are  supported  only by the  credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt  securities  include  corporate  bonds,  debentures,  notes and other similar  instruments,  including  convertible  securities  and  preferred  stock.  Debt  securities  may be acquired  with warrants  attached.  The rate of return or return of  principal  on some  debt  obligations  may be linked or  indexed  to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the  Sub-advisor  may regard some  countries  or  companies  as  favorable  investments,  pure fixed income opportunities  may be  unattractive  or limited due to  insufficient  supply or legal or technical  restrictions.  In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

         Variable and Floating Rate Securities.  Variable and floating rate securities  provide for a periodic  adjustment in the interest rate paid on the  obligations.  The interest rates on these  securities are tied to other interest  rates, such as  money-market  indices or  Treasury  bill  rates,  and reset  periodically.  While  these  securities  provide the
Portfolio  with a certain  degree of  protection  against  losses  caused by rising  interest  rates,  they will cause the
Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.   Inflation-indexed  bonds  are  fixed  income  securities  whose  principal  value  is periodically  adjusted according to the rate of inflation.  The interest rate on these bonds is fixed at issuance,  and is generally lower than the interest rate on typical bonds.  Over the life of the bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted  principal upon maturity may be  guaranteed,  but the market value of the bonds is not  guaranteed,  and will  fluctuate.  The  Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the  return of  principal  and payment of interest is contingent upon the non-occurrence of a specific  "trigger" event, such as a hurricane,  earthquake or other  physical or  weather-related  phenomenon.  Some  event-linked  bonds are  commonly  referred to as  "catastrophe bonds." If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion of the amount it  invested in the bond.
Event-linked  bonds often  provide for an  extension  of maturity to process and audit loss claims  where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.  Event-linked  bonds may also expose
the  Portfolio  to  certain   unanticipated   risks  including   credit  risk,   adverse   regulatory  or   jurisdictional
interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

         Mortgage-Related   and  Other  Asset-Backed   Securities.   The  Portfolio  may  invest  all  of  its  assets  in
mortgage-backed  and  other  asset-backed   securities,   including   collateralized  mortgage  obligations  and  stripped
mortgage-backed  securities.  The  value of some  mortgage-backed  and  asset-backed  securities  in which  the  Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse Repurchase  Agreements and Dollar Rolls. In addition to entering into reverse  repurchase  agreements (as described  below under  "Certain Risk Factors and  Investment  Methods"),  the Portfolio may also enter into dollar rolls.
In a dollar  roll,  the  Portfolio  sells  mortgage-backed  or other  securities  for  delivery in the  current  month and simultaneously  contracts to purchase  substantially  similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the  securities  sold in a dollar roll,  but the Portfolio is compensated by the difference between the sales price and the lower price for the future  purchase,  as well as by any  interest  earned on the proceeds of the securities  sold. The Portfolio also could be  compensated  through the receipt of fee income.  Reverse  repurchase agreements  and  dollar  rolls can be  viewed as  collateralized  borrowings  and,  like  other  borrowings,  will tend to exaggerate  fluctuations  in Portfolio's  share price and may cause the Portfolio to need to sell portfolio  securities at times when it would otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may invest up to 20% of its  assets in  securities  denominated  in foreign currencies and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers.  The Portfolio may buy and sell  foreign  currency  futures  contracts  and  options on  foreign  currencies  and  foreign  currency  futures contracts,  and enter into forward foreign currency exchange  contracts for the purpose of hedging currency exchange risks arising from the Portfolio's  investment or anticipated  investment in securities  denominated in foreign currencies.  The
Funds may also use foreign  currency  options and foreign  currency  forward  contracts to increase  exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         Short Sales  "Against the Box." The Portfolio may sell  securities  short  "against the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may purchase and write call and put options on  securities,  securities indices and on foreign  currencies.  The  Portfolio  may invest in interest  rate futures  contracts,  stock index futures contracts  and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign  currencies,  interest rates and  securities  indices.  The Portfolio may use these  techniques to hedge against  changes in interest  rates,  currency exchange rates or securities prices or as part of its overall investment strategy.

         For a discussion  of futures and options and their risks,  see this  Prospectus  under  "Certain Risk Factors and
Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio  may enter into interest  rate,  index,  credit and currency  exchange rate swap agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had invested directly  in an  instrument  that  yielded  the  desired  return.  The  Portfolio  may also  enter  into  options  on swap agreements.  A swap  option is a contract  that gives a  counterparty  the right  (but not the  obligation)  in return for payment of a premium,  to enter into a new swap agreement or to shorten,  extend,  cancel or otherwise  modify an existing swap agreement,  at some designated future time on specified terms.  Swap agreements are two-party  contracts entered into primarily by  institutional  investors for periods  ranging from a few weeks to more than one year.  In a standard  "swap"
transaction,  the two parties agree to exchange the returns (or  differentials  in rates of return)  earned or realized on particular  investments or instruments.  The returns to be exchanged  between the parties are calculated with respect to a
"notional  amount," i.e., a specified dollar amount that is  hypothetically  invested at a particular  interest rate, in a particular  foreign  currency,  or in a "basket"  of  securities  representing  a  particular  index.  Commonly  used swap agreements  include  interest rate caps,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which, in return for a premium,  one party agrees to make  payments to the other to the extent that interest  rates fall below a specified  level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The  Portfolio  may enter into  credit  default  swap  agreements.  The "buyer" in a credit  default  contract is obligated  to pay the  "seller" a periodic  stream of payments  over the term of the  contract  provided  that no event of default on an underlying reference  obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional  value,  or "par value," of the  reference  obligation  in exchange for the  reference  obligation.  The
Portfolio  may be either the buyer or seller in a credit  default  swap  transaction.  If the  Portfolio is a buyer and no event of default  occurs,  the Portfolio  will lose its investment and recover  nothing.  However,  if an event of default occurs,  the  Portfolio  (if the buyer) will receive the full notional  value of the  reference  obligation  that may have little or no value.  As a seller,  the  Portfolio  receives a fixed rate of income  throughout  the term of the  contract, which  typically is between six months and three years,  provided that there is no default  event.  If an event of default occurs,  the  seller  must pay the  buyer  the full  notional  value of the  reference  obligation.  Credit  default  swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

         Under most swap  agreements  entered into by the  Portfolio,  the parties'  obligations  are determined on a "net basis."  Consequently,  the  Portfolio's  obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the Portfolio's use of swap  agreements  will be successful will depend on the  sub-advisor's  ability to predict that certain types of investments  are likely to produce  greater returns than other  investments.  Moreover,  the
Portfolio  may not receive the expected  amount under a swap  agreement  if the other party to the  agreement  defaults or becomes bankrupt.  The swaps market is relatively new and is largely unregulated.

         For purposes of applying the Portfolio's  investment  policies and restrictions (as stated in this Prospectus and the  Trust's  SAI) swap  agreements  are  generally  valued by the  Portfolios  at market  value.  In the case of a credit default  swap sold by a  Portfolio  (i.e.,  where the  Portfolio  is selling  credit  default  protection),  however,  the
Portfolio  will  generally  value the swap at its  notional  amount.  The  manner  in which  certain  securities  or other instruments are valued by the Portfolios for purposes of applying  investment  policies and  restrictions  may differ from the manner in which those investments are valued by other types of investors.

         Collateralized  Debt Obligations.  The Portfolio may invest in collateralized  debt obligations  ("CDOs"),  which includes  collateralized  bond  obligations  ("CBOs"),  collateralized  loan  obligations  ("CLOs")  and  other  similarly structured  securities.  CBOs  and CLOs are  types of  asset-backed  securities.  A CBO is a trust  which is  backed  by a
diversified  pool  of  high  risk,  below  investment  grade  fixed  income  securities.   A  CLO  is  a  trust  typically
collateralized  by a pool of loans,  which may include,  among others,  domestic and foreign senior secured loans,  senior unsecured loans, and subordinate  corporate loans,  including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs,  the  cashflows  from the trust are split  into two or more  portions,  called  tranches, varying in risk and yield.  The riskiest  portion is the "equity"  tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect  the other,  more  senior  tranches  from  default in all but the most  severe circumstances.  Since it is partially  protected from defaults,  a senior tranche from a CBO trust or CLO trust  typically have higher ratings and lower yields than their  underlying  securities,  and can be rated investment  grade.  Despite the protection  from the equity  tranche,  CBO or CLO  tranches  can  experience  substantial  losses due to actual  defaults,
increased  sensitivity  to  defaults  due  to  collateral  default  and  disappearance  of  protecting  tranches,   market
anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an  investment in a CDO depend  largely on the type of the  collateral  securities  and the class of the
CDO in which a Fund  invests.  Normally,  CBOs,  CLOs and other CDOs are  privately  offered and sold,  and thus,  are not registered  under the  securities  laws.  As a result,  investments  in CDOs may be  characterized  by the  Portfolios  as illiquid  securities,  however  an active  dealer  market  may  exist for CDOs  allowing  a CDO to  qualify  for Rule 144A transactions.  In addition to the normal  risks  associated  with fixed  income  securities  discussed  elsewhere  in this
Prospectus and the Trust's SAI (e.g.,  interest rate risk and default risk),  CDOs carry additional  risks including,  but are not limited  to: (i) the  possibility  that  distributions  from  collateral  securities  will not be adequate to make interest or other  payments;  (ii) the quality of the collateral may decline in value or default;  (iii) the Portfolio may invest in CDOs that are  subordinate  to other  classes;  and (iv) the complex  structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

AST Money Market portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the  Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words, the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the
Portfolio.  Of course,  there can be no assurance  that the  Portfolio  will achieve its goal of a stable net asset value, and  shares of the  Portfolio  are  neither  insured  nor  guaranteed  by the U.S.  government  or any other  entity.  For instance,  the  issuer or  guarantor  of a  portfolio  security  or the other  party to a  contract  could  default on its obligation,  and this could  cause the  Portfolio's  net asset value per share to fall below $1. In  addition,  the income earned by the Portfolio will fluctuate  based on market  conditions,  interest rates and other factors.  In a low interest rate  environment,  the yield for the Portfolio,  after deduction of operating  expenses,  may be negative even though the yield before  deducting  such expenses is positive.  A negative yield may also cause the  Portfolio's  net asset value per share to fall below $1.00.  The Investment  Manager may decide to reimburse  certain of these expenses to the Portfolio in order to  maintain  a  positive  yield,  however  it is under no  obligation  to do so and may cease  doing so at any time without prior notice.

         Under the  regulatory  requirements  applicable  to money market funds,  the  Portfolio  must maintain a weighted average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated  securities that have  effective  maturities of not more than 397 days.  In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance with guidelines  adopted by the Trustees of the Trust,  present minimal credit risks.  The
Portfolio will not purchase any security (other than a United States Government security) unless:

o        if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's and  Standard &
     Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if  rated  by more  than  one  nationally  recognized  statistical  rating  organization,  at  least  two  rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated, but is determined to be of comparable quality in accordance with procedures noted above.

These  standards  must be satisfied at the time an investment is made. If the quality of the  investment  later  declines, the Portfolio may continue to hold the  investment,  subject in certain  circumstances  to a finding by the Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject  to the  above  requirements,  the  Portfolio  will  invest  in one or more of the  types of  investments described below.

         United States  Government  Obligations.  The Portfolio may invest in obligations  of the U.S.  Government and its agencies and  instrumentalities  either directly or through repurchase  agreements.  U.S. Government  obligations include:
(i)  direct  obligations  issued  by the  United  States  Treasury  such as  Treasury  bills,  notes and  bonds;  and (ii)
instruments  issued or  guaranteed  by  government-sponsored  agencies  acting  under  authority  of  Congress.  Some U.S.
Government  Obligations  are  supported  by the full faith and credit of the U.S.  Treasury;  others are  supported by the right of the  issuer to borrow  from the  Treasury;  others  are  supported  by the  discretionary  authority  of the U.S.
Government to purchase the agency's  obligations;  still others are supported  only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The  Portfolio  may  invest  in high  quality  United  States  dollar-denominated  negotiable certificates of deposit,  time deposits and bankers'  acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting  certain total asset  minimums.  The Portfolio may also invest in obligations  of  international banking institutions  designated or supported by national governments to promote economic  reconstruction,  development or trade between  nations (e.g.,  the European  Investment  Bank, the  Inter-American  Development  Bank, or the World Bank).
These obligations may be supported by commitments of their member  countries,  and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United  States  issuers.  The  Portfolio  may also  invest in bonds and  commercial  paper of  foreign  issuers  if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed   Securities.   The  Portfolio  may  invest  in  asset-backed   securities  backed  by  credit  card
receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net assets, subject to the limitations of rule 2a-7 under in Investment Company Act of 1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the
Trustees of the Trust,  the Portfolio may invest in certain  synthetic  instruments.  Such instruments  generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates  evidencing  interests in the trust.  The  Sub-advisor  will review the structure of synthetic  instruments to identify  credit and liquidity  risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments  must be  denominated  in U.S.  dollars  and may be made  directly  in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information  on certain of these  investments,  see this  Prospectus  under  "Certain  Risk Factors and
Investment Methods."

PORTFOLIO TURNOVER:

         Each Portfolio may sell its portfolio  securities,  regardless of the length of time that they have been held, if the Sub-advisor  and/or the Investment  Manager  determines that it would be in the Portfolio's best interest to do so. It may be appropriate to buy or sell portfolio  securities due to economic,  market, or other factors that are not within the
Sub-advisor's or Investment  Manager's  control.  Such  transactions will increase a Portfolio's  "portfolio  turnover." A
100% portfolio  turnover rate would occur if all of the securities in a portfolio of  investments  were replaced  during a given period.

         Although turnover rates may vary  substantially  from year to year, the following  Portfolios had annual rates of turnover exceeding 100% as of December 31, 2003:

         AST DeAM International Equity Portfolio
         AST State Street Research Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST DeAM Small-Cap Value Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Alger All-Cap Growth Portfolio
         AST MFS Growth Portfolio
         AST DeAM Large-Cap Value Portfolio
         AST Hotchkis & Wiley Large-Cap Value Portfolio
         AST American Century Strategic Balanced Portfolio
         AST T. Rowe Price Global Bond Portfolio

         A high rate of  portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

..........The net asset value per share  ("NAV") of each  Portfolio  is  determined  as of the time of the close of regular trading on the New York Stock Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the number of total  shares of that  Portfolio  outstanding.  In  general,  the assets of each  Portfolio  (except the AST
Money Market  Portfolio) are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations are not readily  available or are believed to be inaccurate,  assets are valued by methods that are believed to accurately  reflect  their fair value.  The assets of the AST Money  Market  Portfolio  are valued by the  amortized  cost method,  which is intended to  approximate  market  value.  Because NAV is  calculated  and  purchases may be made only on business  days,  and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases  of  shares  of the  Portfolios  may be made  only by  separate  accounts  of  Participating  Insurance
Companies for the purpose of investing  assets  attributable  to variable  annuity  contracts and variable life  insurance policies  ("Contractholders"),  or by qualified  plans. The separate  accounts of the  Participating  Insurance  Companies place orders to purchase and redeem  shares of the Trust based on, among other things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the  variable  annuity contracts  and  variable  life  insurance  policies.  Orders are  effected on days on which the NYSE is open for  trading.
Orders received before the regular  trading on the NYSE (which is normally 4:00 P.M.  Eastern  Standard Time) are effected at the NAV  determined  as of the NYSE close on that same day.  Orders  received  after the NYSE close are effected at the
NAV  calculated  the next  business  day.  Payment for  redemptions  will be made  within  seven days after the request is received.  The Trust does not assess any  transaction  or other  surrender  fees,  either when it sells or when it redeems its  securities.  However,  surrender  charges,  mortality  and  expense  risk fees and other  charges  may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable life  insurance  policies.  Please refer to the prospectuses for the variable annuity contracts and variable  insurance  policies for further  information on these fees.

The  Portfolios  offered  by the  Trust  are not  designed  to  provide  Contractholders  with a means of  speculating  on short-term  market  movements.  Frequent  trading  by  Contractholders  may,  under  certain  circumstances,  disrupt  the management of the  Portfolios,  negatively  affect the  Portfolios'  performance  and increase  transaction  costs for all
Contractholders.  The Participating  Insurance Companies maintain the individual  Contractholder records and submit to the
Portfolios  only  aggregate  orders  combining  the  transactions  of  many  Contractholders.  The  Portfolios  themselves generally  cannot  monitor  trading by particular  Contractholders.  The vast majority of the assets of the Portfolios are held in separate  accounts of the American Skandia Life Assurance  Corporation  ("ASLAC"),  which imposes  restrictions on transfers by its  Contractholders.  For more  information  about the limits,  please see the  prospectus for your variable contract or contact your insurance company.

..........As of the date of this  Prospectus,  American Skandia Life Assurance  Corporation  ("ASLAC") and Kemper Investors
Life  Insurance  Company are the only  Participating  Insurance  Companies  Certain  conflicts  of interest may arise as a result of investment in the Trust by various insurance  companies for the benefit of their  Contractholders and by various qualified  plans.  These  conflicts  could arise because of  differences  in the tax  treatment of the various  investors, because of actions of the  Participating  Insurance  Companies  and/or the qualified  plans,  or other reasons.  The Trust does not  currently  expect that any  material  conflicts of interest  will arise.  Nevertheless,  the Trustees  intend to monitor events in order to identify any material  irreconcilable  conflicts and to determine what action,  if any,  should be taken in response to such  conflicts.  Should any conflict  arise that would require a substantial  amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment  Managers:  ASISI, One Corporate Drive,  Shelton,  Connecticut,  has served as Investment  Manager to the Trust since 1992, and serves as co-investment  manager to a total of 60 investment company portfolios  (including the Portfolios of the  Trust).  ASISI  serves  as  co-manager  of the  Trust  along  with  Prudential  Investments  LLC  ("PI")  (each an
"Investment  Manager"  and  together the  "Investment  Managers").  PI is located at Gateway  Center  Three,  100 Mulberry
Street,  Newark,  New Jersey,  and also  serves as  investment  manager to the  investment  companies  that  comprise  the
Prudential  mutual funds.  As co-manager,  PI also provides  supervision  and oversight of ASISI's  investment  management responsibilities with respect to the Trust.

..........The Trust's Investment Management  Agreements,  on behalf of each Portfolio,  with ASISI and PI, (the "Management
Agreements"),  provide that the Investment  Managers will furnish each  applicable  Portfolio with  investment  advice and administrative  services  subject to the  supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The Investment  Managers have engaged  Sub-advisors  to conduct the investment  programs of each  Portfolio,  including  the  purchase,  retention  and sale of  portfolio  securities.  The  Investment  Managers are responsible  for monitoring  the  activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  The
Investment  Managers must also provide,  or obtain and supervise,  the  executive,  administrative,  accounting,  custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an exemption  from the  Securities  and Exchange  Commission  that permits the  Investment
Managers,  subject to approval by the Board of Trustees of the Trust, to change  sub-advisors for a Portfolio and to enter into new  sub-advisory  agreements,  without  obtaining  shareholder  approval of the changes.  This  exemption  (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the Trust) is intended to facilitate the efficient  supervision and management of the  Sub-advisors  by the Investment  Managers and the
Trustees.

Sub-advisors:

         Alliance  Capital  Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas,  New York, NY 10105,  serves as
Sub-advisor  for the AST Alliance  Growth  Portfolio and AST Alliance  Growth and Income  Portfolio and for the portion of the AST  Alliance/Bernstein  Growth + Value Portfolio  invested in growth stocks.  Alliance is a leading global investment adviser supervising client accounts with assets as of December 31, 2003 totaling more than $475 billion.

         Syed  J.  Hansen  is the  individual  primarily  responsible  for  the  management  of the  AST  Alliance  Growth
Portfolio.  Mr.  Hasnain has been managing the portfolio  since May 2003 and is a Senior Vice  President,  U.S.  Large Cap
Growth  Portfolio  Manager and a member of the U.S.  Large Cap Growth  Equity Team. He has been  associated  with Alliance since 1994. The U.S. Large Cap Growth  Portfolio  Management  Team has been  responsible  for the Portfolio since Alliance became the Portfolio's Sub-Advisor in May 2000.

         Paul Rissman and Frank Caruso have been primarily  responsible  for the management of the AST Alliance Growth and
Income  Portfolio  since  Alliance  became the  Portfolio's  Sub-advisor  in May 2000.  Mr.  Rissman  has been Senior Vice
President of ACMC since 1994 and has been  associated  with Alliance  since 1989. Mr. Caruso is a Senior Vice President of
ACMC and has been associated with Alliance since 1994.

         Day to day investment  decisions for the growth  portion of the AST  Alliance/Bernstein  Growth +Value  Portfolio
have been made by Syed  Hasnain,  Stephanie  Simon  and Dan  Nordby  since the  Portfolio  commenced  operations.  Seth J.
Masters,   Chief  Investment  Officer  for  Style  Blend  Services,   has  overall   responsibility  for  rebalancing  and
administration  of the growth and value  components of the Portfolio.  Mr.  Hasnain has been managing the Portfolio  since
May 2003 and is Senior Vice  President,  U. S. Large Cap  Portfolio  Manager  and a member of the Global  Large Cap Growth
Equity  Team.  He has been  associated  with  Alliance  since  1995.  Ms.  Simon is Senior  Vice  President  and Large Cap
Portfolio Manager and joined ACMC in 1998 after serving as Chief Investment  Officer for Sargent  Management  Company from
1996 to 1998. Mr.  Nordby,  Senior Vice  President,  has been with Alliance since 1996. Mr. Masters has been with Alliance and,  prior to that,  Sanford C.  Bernstein & Co. LLC,  since 1991 and is the  chairman of the firm's US and Global  Style
Blend Investment Policy Groups and a member of the Bernstein  Global,  International and Emerging Markets Value Investment
Policy Group.

         American Century Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main Street,
Kansas City,  Missouri  64111,  serves as Sub-advisor for the AST American  Century Income & Growth  Portfolio and the AST
American Century  Strategic  Balanced  Portfolio.  American  Century has been providing  investment  advisory  services to investment  companies and institutional  clients since 1958. As of December 31, 2003,  American Century and its affiliates managed assets totaling approximately $87.4 billion.

         American  Century  utilizes a team of portfolio  managers,  assistant  portfolio  managers  and  analysts  acting together to manage the assets of the Portfolios.

         The  portfolio  manager  members of the  portfolio  team  responsible  for the  day-to-day  management of the AST
American Century Income & Growth Portfolio are John Schniedwind,  Jeffrey R. Tyler and Thomas Vaiana.  Mr.  Schniedwind is
Chief Investment  Officer - Quantitative  Equity for American  Century,  and has been with American Century since 1982. He is a CFA  charterholder.  Mr. Tyler,  Senior Vice  President and Senior  Portfolio  Manager,  joined  American  Century in
1988.  He is a CFA  charterholder.  Mr.  Vaiana,  Portfolio  Manager,  has been a member of the team that manages the Fund since  February  2001.  He joined  American  Century in February  1997 as a Credit  Analyst and was  promoted to Portfolio
Manager in August 2000.

         The portfolio  manager  members of the team  responsible  for the day-to-day  management of the equity portion of the AST American  Century  Strategic  Balanced  Portfolio are the same as the  individuals  noted above who manage the AST
American  Century Income & Growth  Portfolio.  The fixed income  portion of the AST American  Century  Strategic  Balanced
Portfolio is managed by a team of portfolio  managers with  expertise in different  areas of fixed income  investing.  The portfolio  managers  responsible  for the  day-to-day  management  of the fixed income  portion of the Fund are Jeffrey L.
Houston and John F. Walsh. Mr. Houston,  Vice President and Senior Portfolio  Manager,  has been a member of the team that manages the fixed  income  portion of the  Balanced  Fund since June 1995.  He joined  American  Century as an  Investment
Analyst  in  November  1990  and was  promoted  to  Portfolio  Manager  in 1994.  He is a CFA  charterholder.  Mr.  Walsh,
Portfolio  Manager,  has been a member of the team since January 1999. He joined  American  Century in February 1996 as an
Investment Analyst.

         Cohen & Steers Capital Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017, acts as the  Sub-advisor  for the AST Cohen & Steers Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios dedicated to investments  in real estate  investment  trusts  ("REITS").  As of December 31, 2003,  Cohen & Steers managed approximately $11.7 billion in assets.

         Robert H. Steers, and Martin Cohen,  Co-Chairmen and Co-Chief Executive  Officers,  formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Deutsche Asset Management,  Inc. ("DAMI"),  345 Park Avenue,  New York, New York 10154,  serves as Sub-advisor to the AST DeAM  International  Equity  Portfolio,  the AST DeAM Small-Cap  Growth  Portfolio,  the AST DeAM Small-Cap  Value
Portfolio  and the AST DeAM  Global  Allocation  Portfolio.  DAMI was  founded  in 1838 as Morgan  Grenfell  Inc.  and has provided  asset  management  services  since 1953. As of December 31, 2003,  as part of Deutsche  Asset  Management  group
("DeAM"), DAMI managed approximately $41 billion of DeAM Americas' $305.8 billion in assets.

         Janet Campagna and Robert Wang are the co-portfolio  managers for the AST DeAM  International  Equity  Portfolio, the AST DeAM  Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Value  Portfolio  and the AST DeAM  Large-Cap  Value
Portfolio  since May 2003.  Ms.  Campagna,  a Managing  Director,  joined DAMI in 1999 and is head of global and  tactical asset  allocation.  Prior to joining  DAMI,  she  served as  investment  strategist  and  manager of the asset  allocation strategies  group for Barclays Global Investors from 1994 to 1999. Mr. Wang, a Managing  Director,  joined DAMI in 1995 as portfolio  manager  for asset  allocation  and serves as senior  portfolio  manager  for multi  asset  class  quantitative strategies.

         Janet Campagna,  a Managing Director,  has been managing the AST DeAM Global Allocation  Portfolio since its DAMI became  the  Portfolio's  Sub-advisor  in May 2002.  Ms.  Campagna  joined  DAMI in 1999  after 11 years as an  investment strategist and manager of the Asset Allocation  group at Barclays Global  Investors and global asset  allocation  research director at First Quadrant Corp.

         Federated  Equity  Management  Company  of  Pennsylvania   ("Federated   Equity"),   Federated  Investors  Tower,
Pittsburgh,  Pennsylvania 15222-3779,  serves as Sub-advisor for the AST Federated Aggressive Growth Portfolio.  Federated
Advisory Services Company ("Federated Services"), an affiliate of the Adviser,  provides research,  quantitative analysis, equity trading and transaction  settlement and certain support  services to Federated  Equity.  The fee for these services is paid by the Federated  Equity and not by the  Portfolio.  Federated  Global  Investment  Management  Corp.  ("Federated
Global"),  450  Lexington  Avenue,  Suite  3700,  New York,  New York  10017-3943  serves as  Sub-Sub-advisor  for the AST
Federated  Aggressive  Growth  Portfolio.  Federated  Equity was organized in 2003, and Federated  Global was organized in
1995.  Federated  Equity,  Federated Global and their  affiliates  serve as investment  advisors to a number of investment companies and private  accounts.  Total assets under  management or  administration  by Federated and its affiliates as of
December 31, 2003 were approximately $198 billion.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive Growth Portfolio are Aash M.
Shah,  Lawrence  Auriana,  Hans P. Utsch and John  Ettinger.  Mr. Shah has managed the  Portfolio  since its  inception in
October 2000. Mr. Shah joined  Federated  Equity's  parent  company in 1993, has been a Portfolio  Manager since 1995, and has been a Vice  President of the parent  company since January 1997.  Mr. Shah served as an Assistant  Vice  President of the parent  company from 1995 through 1996.  Mr.  Auriana has managed the  portfolio  since May 2002. He and Mr. Utsch are
Co-Heads of Federated  Global's  Kaufman  Investment  Area. They joined  Federated  Global's parent company in April 2001.
Mr.  Auriana was the portfolio  manager of The Kaufmann Fund,  from 1985 to 2001.  From 1984 to 2001, he was the President and Treasurer of Edgemont  Asset  Management  Corp.,  the adviser to The Kaufmann  Fund.  Mr.  Auriana has been engaged in the  securities  business  since 1965.  Mr. Utsch has managed the  portfolio  since May 2002.  Mr. Utsch was the portfolio manager of The  Kaufmann  Fund,  from 1985 to 2001.  From 1984 to 2001,  he was  Chairman  of the Board and  Secretary  of
Edgemont  Asset  Management  Corp. Mr. Utsch has been engaged in the  securities  business  since 1962.  Mr.  Ettinger was named a portfolio  manager of the  Portfolio in May 2004.  Mr.  Ettinger  has been an  investment  analyst with  Federated
Equity's  parent company since April 2001. He served as an investment  analyst with Edgemont Asset  Management  Corp. from
1996 to 2001.

         Fred Alger Management,  Inc.  ("Alger"),  111 Fifth Avenue, New York, NY 10003, serves as Sub-advisor for the AST
Alger  All-Cap  Growth  Portfolio.  Alger has been an investment  advisor since 1964,  and as of December 31, 2003 managed mutual fund and other assets totaling approximately $10.9 billion.

         Fred M.  Alger  III is the  chief  market  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964, and co-managed all of Alger's portfolios  prior to 1995.  David Hyun is the individual  responsible  for the day-to-day  management of the Portfolio and has served in that capacity  since  September  2001.  Mr. Hyun has been employed by Alger as an Executive  Vice  President since  September  2001,  prior to which he was  employed  by Alger as an analyst  from 1991 until  1997,  as a Senior Vice
President and portfolio  manager from 1997 until June 2000, and a portfolio  manager at  Oppenheimer  Funds from June 2000 until September 2001.

         Due to the  impact  on  Alger  as a  result  of the  World  Trade  Center  destruction  on  September  11,  2001,
Massachusetts  Financial  Services  Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the AST Alger
All-Cap Growth  Portfolio from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,  Alger resumed the role as the sole Sub-advisor for the Portfolio.

         GAMCO  Investors,  Inc.,  ("GAMCO")  with  principal  offices  located at One  Corporate  Center,  Rye,  New York
10580-1434,  serves as  Sub-advisor  to the AST Gabelli  Small-Cap  Growth  Portfolio  and the AST Gabelli  All-Cap  Value
Portfolio.  GAMCO managed  approximately  $27.6 billion in assets as of December 31, 2003 and is a wholly owned subsidiary of Gabelli Asset Management Inc.

         Mario J. Gabelli,  CFA, is primarily  responsible  for the  day-to-day  management  of the AST Gabelli  Small-Cap
Value  Portfolio and the AST Gabelli  All-Cap Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli  Small-Cap  Value
Portfolio  since GAMCO became the  Portfolio's  Sub-advisor  and has managed the AST Gabelli All-Cap Value Portfolio since its inception.  Mr. Gabelli has been Chief  Executive  Officer and Chief  Investment  Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Goldman  Sachs Asset  Management,  L.P.  ("GSAM"),  is located at 32 Old Slip,  New York,  New York  10005.  GSAM registered as an investment  advisor in 1990.  GSAM serves as investment  Sub-advisor  for the AST Goldman Sachs Small-Cap
Value Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Goldman Sachs  Concentrated  Growth Portfolio,
and the AST  Goldman  Sachs High Yield  Portfolio  (formerly,  the AST  Federated  High Yield  Portfolio).  GSAM serves as investment  manager  for a wide  range of clients  including  pension  funds,  foundations  and  insurance  companies  and individual  investors.  GSAM,  along with other units of the  Investment  Management  Division of Goldman  Sachs,  managed approximately $375.7 billion in assets as of December 31, 2003.

         Among the portfolio  managers  responsible  for management of the AST Goldman Sachs Small-Cap Value Portfolio are
Eileen  Rominger,  Chip Otness,  Lisa Parisi and Kelly Flynn.  Ms. Rominger,  Managing  Director,  joined Goldman Sachs as senior  portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999.  From 1981 to 1999, she worked at Oppenheimer  Capital,  most recently as portfolio manager.  Mr. Otness,  Managing  Director,  joined Goldman Sachs as a senior  portfolio  manager in 2000. From 1998 to 2000, he headed Dolphin Asset  Management.  From 1970 to 1998, Mr. Otness
worked at J.P.  Morgan,  most  recently as a managing  director and senior  portfolio  manager  responsible  for small-cap institutional  equity investments.  Ms. Parisi,  Managing Director,  joined Goldman Sachs as a portfolio manager in August
2001.  From December 2000 to August 2001, she was a portfolio  manager at John A. Levin & Co. Mr. Flynn,  Vice  President, joined  Goldman  Sachs as a  portfolio  manager in April  2002.  Prior to joining  Goldman  Sachs,  Kelly spent 3 years at
Lazard Asset Management where he was a portfolio manager for Small Cap/Mid Cap Value products.

         The portfolio managers  responsible for the day-to-day  management of the AST Goldman Sachs  Concentrated  Growth
  Portfolio and the AST Goldman Sachs Mid-Cap Growth Portfolio since Goldman Sachs became each Portfolio's  Sub-advisor in
  November 2002 are Herbert Ehlers,  David Shell, CFA, Steven M. Barry, Gregory H. Ekizian,  CFA, Kenneth Berents,  Ernest
  C. Segundo,  Jr., CFA, Andrew F. Pyne, Scott Kolar, CFA and Mark D. Shattan.  Mr. Ehlers began his investment  career in the 1960s and is a Managing  Director/Partner of Goldman,  Sachs & Co. He is the Chief Investment Officer for the Growth
  Team. He served as CEP of Liberty  Investment  Management  ("Liberty") prior to Goldman Sachs' acquisition of Liberty in
  1997. Mr. Ehlers joined  Liberty's  predecessor  firm,  Eagle Asset  Management,  in 1980. Mr. Shell,  Mr. Barry and Mr.
  Ekizian are Co-Chief  Investment  Officers  and senior  portfolio  managers  for the Growth Team.  Mr. Shell served as a senior portfolio manager at Liberty prior to Goldman Sachs'  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1987. Mr. Ekizian served as a senior  portfolio  manager at Liberty prior to Goldman Sachs'
  acquisition of Liberty and had been employed by Liberty and its  predecessor  firm since 1990.  Prior to joining Goldman
  Sachs in 1999, Mr. Barry was a portfolio  manager at Alliance  Capital  Management where he served for eleven years. Mr.
  Berents is a senior  portfolio  manager.  Prior to joining  Goldman Sachs in 2000, he served for seven years as Managing
  Director and Director of Research for First Union  Securities,  Inc. Mr. Segundo is a senior  portfolio  manager.  Prior to Goldman Sachs' acquisition of Liberty,  Mr. Segundo served as a senior portfolio manager at Liberty and had been with
  Liberty and its  predecessor  firm since 1992. Mr. Pyne is a senior  portfolio  manager and joined the firm in 1997. Mr.
  Kolar is a senior  portfolio  manager and has been with the firm since 1994. Mr. Shattan is a senior  portfolio  manager and joined the firm in 1999.  From 1997 to 1999, Mr. Shattan was an equity research analyst for Salomon Smith Barney.

         The portfolio  managers  responsible  for the  day-to-day  management of the Portfolio are Andrew  Jessop,  Diana
  Gordon and Rob  Cignarella.  Mr.  Jessop,  Managing  Director and Head of the High Yield Team,  joined GSAM in 1997 as a portfolio  manager.  He is  responsible  for managing high yield assets.  Previously,  he worked six years managing high yield portfolios at Saudi  International  Bank in London. Ms. Gordon,  Vice President,  joined GSAM in 1999 covering the high yield  technology  and  communications  sectors in addition to trading.  Before  joining GSAM, she was a high yield portfolio  manager at Saudi  International  Bank. Mr.  Cignarella,  Vice President,  joined GSAM in 1998 as a high yield credit  research  analyst.  Prior to his  current  position he worked in  investment  banking at Salomon  Brothers.  Mr.
  Jessop,  Ms. Gordon and Mr.  Cignarella have managed the Portfolio since GSAM became the Portfolio's  sub-adviser in May
  2004.

         Hotchkis and Wiley Capital  Management,  LLC  ("Hotchkis & Wiley"),  725 South Figueroa  Street,  Suite 3900, Los
Angeles,  California  90017-5439,  serves as the  sub-adviser  for the AST  Hotchkis  & Wiley  Large-Cap  Value  Portfolio
(formerly,  AST INVESCO  Capital  Income  Portfolio).  Hotchkis & Wiley is a registered  investment  adviser,  the primary members of which are HWCap  Holdings,  a limited  liability  company whose members are employees of Hotchkis & Wiley,  and
Stephens Group, Inc. and affiliates,  which is a diversified  holding company.  As of December 31, 2003,  Hotchkis & Wiley managed approximately $9.6 billion in assets.

         Sheldon  Lieberman is responsible  for the day-to-day  management of the Portfolio.  Mr.  Lieberman,  a principal and portfolio  manager,  joined  Hotchkis & Wiley in 1994. Mr.  Lieberman has managed the Portfolio since Hotchkis & Wiley became the Portfolio's sub-adviser in May 2004.

         J. P. Morgan Investment  Management Inc. ("J.P.  Morgan"),  with principal offices at 522 Fifth Avenue, New York,
New York  10036,  serves as  Sub-advisor  for the AST  JPMorgan  International  Equity  Portfolio  (formerly,  AST  Strong
International  Equity  Portfolio).  J.P.  Morgan  and its  affiliates  offer a wide  range of  services  to  governmental, institutional,  corporate and individual customers,  and act as investment advisor to individual and institutional clients with combined assets under management of approximately $559 billion as of December 31, 2003.

         The portfolio managers responsible for the day-to-day management of the AST JPMorgan International Equity
Portfolio are James WT Fisher and Timothy Leask.  Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolios Group based in London.  He joined J.P. Morgan in 1985.  Mr. Leask, a Vice President of J.P.
Morgan, is a client portfolio manager in the International Equity Portfolios group based in New York.  He joined J.P.
Morgan in 1997.  They have managed the Portfolio since J. P. Morgan became its sub-advisor in February 2004.

         Lord, Abbett & Co. LLC ("Lord Abbett"),  90 Hudson Street,  Jersey City, New Jersey 07302,  serves as Sub-advisor for the AST Lord  Abbett  Bond-Debenture  Portfolio.  Lord  Abbett  has  been an  investment  manager  since  1929.  As of
December 31, 2003, Lord Abbett managed over $72 billion in a family of mutual funds and other advisory accounts.

         Christopher  J.  Towle,  CFA and  Partner  of Lord  Abbett,  heads the  management  team for the AST Lord  Abbett
Bond-Debenture Portfolio.  Mr. Towle has been with Lord Abbett since 1987.

         Marsico Capital  Management,  LLC ("MCM"),  located at 1200 17th Street,  Suite 1300, Denver, CO 80202, serves as
Sub-adviser to the AST Marsico Capital Growth  Portfolio.  MCM was organized in September 1997 as a registered  investment adviser. MCM provides investment  management services to other mutual funds,  institutional  accounts and private accounts and, as of December 31, 2003,  had  approximately  $30.1  billion under  management.  Thomas F. Marsico is the founder and
Chief Executive Officer of the Adviser.

         Thomas F. Marsico is the Chief  Investment  Officer of Marsico  Capital  Management,  and manages the  investment program of the AST Marsico Capital Growth Portfolio.  Mr. Marsico has over 20 years of experience as a securities  analyst and a portfolio  manager.  Prior to forming  Marsico  Capital,  Mr. Marsico  served as the portfolio  manager of the Janus
Twenty Fund from  January 31,  1988  through  August 11,  1997 and served in the same  capacity  for the Janus  Growth and
Income Fund from May 31, 1991 (the Fund's inception date) through August 11, 1997.

         Massachusetts   Financial  Services  Company  ("MFS"),   which  is  located  at  500  Boylston  Street,   Boston,
Massachusetts  02116,  serves as  Sub-advisor  for the AST MFS Global Equity  Portfolio and the AST MFS Growth  Portfolio.
MFS and its predecessor  organizations  have a history of money management  dating from 1924. As of December 31, 2003, the net assets under the management of the MFS organization were approximately $140.3 billion.

         The  portfolio  manager  responsible  for the  management  of the AST MFS  Global  Equity  Portfolio  is David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President of MFS, has managed the  Portfolio  since its  inception  and has been employed by MFS in the investment management area since 1988.

         The portfolio  managers  responsible for the management of the AST MFS Growth Portfolio are Stephen Pesek,  Irfan
Ali and Gregory  Locraft.  Mr. Pesek,  a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been  employed by MFS in the  investment  management  area since 1994.  Both Mr. Ali and Mr.  Locraft have managed the
Portfolio  since  October  2003.  Mr. Ali has been  employed in the  investment  management  area at MFS since  1993.  Mr.
Locraft has been employed by MFS in the investment management area since 1998.

         Neuberger Berman Management Inc. ("NB Management"),  605 Third Avenue, New York, NY 10158,  serves as Sub-advisor for the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  and the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio.  NB
Management and its  predecessor  firms have  specialized in the management of mutual funds since 1950.  Neuberger  Berman,
LLC, an affiliate of NB Management,  acts as a principal  broker in the purchase and sale of portfolio  securities for the
Portfolios for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance in the management of the  Portfolios  without  added cost to the  Portfolios or ASISI.  NB  Management  and its  affiliates  manage  securities accounts,  including mutual funds, that had  approximately  $70.5 billion of assets as of December 31, 2003. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

         The AST Neuberger  Berman  Mid-Cap  Growth  Portfolio is managed by a team lead by Jon D. Brorson,  consisting of the following  lead  portfolio  managers,  each of whom has managed the Portfolio  since January 2003.  Jon D. Brorson has co-managed an equity mutual fund and managed other equity  portfolios since 1990 at two other investment  managers,  where he also had  responsibility  for investment  research,  sales and trading.  Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity  portfolios for several other  investment  managers since 1985. Each team member is a
Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST  Neuberger  Berman  Mid-Cap Value
Portfolio is Andrew  Wellington and David M.  DiDomenico.  Mr.  Wellington has been managing the Portfolio since May 2003.
Mr.  Wellington  has been with NB  Management  since  2001,  where he is  currently  a Managing  Director  and a Portfolio
Manager.  From 2000 until 2001, Mr.  Wellington served as a Portfolio  Manager at Pzena Investment  Management  ("Pzena").
From 1996  until  1999,  he served as a Senior  Research  Analyst  at Pzena.  Mr.  DiDomenico  is a Vice  President  of NB
Management  and Neuberger  Berman LLC. He has been an associate  manager of the Portfolio  since  December 2003. He held a position at a private equity firm from 1999 to 2002.  Prior to 1999 he was an analyst at another investment firm.

         Pacific  Investment  Management  Company LLC ("PIMCO")  serves as Sub-advisor for the AST PIMCO Total Return Bond
Portfolio and the AST PIMCO Limited  Maturity  Bond  Portfolio.  PIMCO,  located at 840 Newport  Center Drive,  Suite 300,
Newport  Beach,  California  92660 is an  investment  counseling  firm  founded in 1971.  As of  December  31,  2003,  had approximately $373.7 billion of assets under management.

         William H. Gross,  Managing  Director,  Chief  Investment  Officer and founding  partner of PIMCO has,  since the inception  of  each  portfolio,  led a  portfolio  management  team  responsible  for  developing  and  implementing  each portfolio's investment strategy.

         Sanford  C.  Bernstein  & Co.,  LLC  ("Bernstein"),  767  Fifth  Avenue,  New  York,  New York  10153,  serves as
Sub-advisor for the AST Sanford  Bernstein Core Value  Portfolio,  the AST Sanford  Bernstein  Managed Index 500 Portfolio
and for the portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio  invested in value  stocks.  Bernstein is an indirect  wholly-owned  subsidiary of Alliance Capital Management,  L.P. ("Alliance") and management of the Portfolios are conducted by Bernstein  with the  investment  management  assistance of the Bernstein  Investment  Research and Management
unit (the  "Bernstein  Unit") of Alliance.  The Bernstein  Unit  services the former  investment  research and  management business of Sanford C. Bernstein & Co., Inc., a registered  investment  advisor and broker/dealer  acquired by Alliance in
October 2000 that managed value-oriented investment portfolios since 1967.

         Day-to-day  investment  management decisions for the value portion of the AST  Alliance/Bernstein  Growth + Value
Portfolio  and the AST  Sanford  Bernstein  Core  Value  Portfolio  will be made by Ranji H.  Nagaswami,  CFA and  Marilyn
Goldstein  Fedak.  Ms. Nagaswami is a senior  portfolio  manager and a member of the U.S. Value Equity  Investment  Policy
Group and the Risk  Investment  Policy Group.  Ms.  Nagaswami has been with Alliance since 1999. From 1986 until 1999, she was at UBS  Brinson  and its  predecessor  organizations,  where she  progressed  from  quantitative  analyst to  managing director to co-head of U.S. fixed income.  Ms. Fedak has been an Executive Vice  President and Chief  Investment  Officer-
U.S.  Value Equities of Alliance  since October 2000 and prior to that Chief  Investment  Officer and Chairman of the U.S.
Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management  decisions for the ASAF Sanford  Bernstein Managed Index 500 Fund will be made by Bernstein's  Structured Equity Investment  Policy Group,  which is chaired by Drew W. Demakis.  Mr. Demakis is a Senior
Vice President of Alliance  Capital and Chairman of the Risk Investment  Policy Group.  The Structured  Equity  Investment
Policy Group has managed the Fund since  Bernstein  became the Fund's  Sub-advisor  in May 2000.  Mr.  Demakis  joined the firm in 1998 from BARRA  RogersCasey,  where he was most  recently  Managing  Director and Head of  Research.  He has been responsible for the Fund since May 2003.

         State Street Research and Management  Company  ("State  Street"),  One Financial  Center,  Boston,  Massachusetts
02111,  serves as Sub-advisor for the AST State Street Research Small-Cap Growth Portfolio  (formerly,  AST PBHG Small-Cap
Growth  Portfolio).  State  Street  traces its heritage  back to 1924 and the  founding of one of  America's  first mutual funds.  As of December 31, 2003, State Street managed approximately $47.5 billion in assets.

         Tucker Walsh is the lead  portfolio  manager and is responsible  for the day-to-day  management of the Portfolio.
Andrew Morey is portfolio  manager of the  Portfolio.  Mr. Walsh,  a managing  director,  joined State Street in 1997. Mr.
Morey,  a senior vice  president,  joined State Street in 1995.  Mr. Walsh and Mr. Morey have managed the Portfolio  since
State Street became the Portfolio's sub-adviser in May 2004.

         T. Rowe Price Associates,  Inc. ("T. Rowe Price"),  100 East Pratt Street,  Baltimore,  Maryland 21202, serves as
Sub-advisor for the AST T. Rowe Price Natural  Resources  Portfolio and the AST T. Rowe Price Asset Allocation  Portfolio.
T. Rowe  Price  was  founded  in 1937 by the late  Thomas  Rowe  Price,  Jr. As of  December  31,  2003,  the firm and its affiliates managed approximately $190 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price  manages each  Portfolio  through an Investment  Advisory  Committee.  The  Committee  Chairman has
day-to-day  responsibility  for managing the  Portfolio  and works with the  Committee in  developing  and  executing  the
Portfolio's investment program.

         The Investment  Advisory Committee  Chairman for the AST T. Rowe Price Natural Resources  Portfolio is Charles M.
Ober.  Mr.  Ober  joined  T.  Rowe  Price  in 1980,  is a Vice  President  of T.  Rowe  Price  and an  Investment  Analyst
specializing in the area of energy and has been Chairman of the Portfolio's Investment Advisory Committee since May 2001.

         The Investment  Advisory  Committee  Chairman for the AST T. Rowe Price Asset  Allocation  Portfolio is Edmund M.
Notzon.  Mr. Notzon joined T. Rowe Price in 1989,  has been managing  investments  since 1991 and has been Chairman of the
Portfolio's Investment Advisory Committee since the Portfolio's inception.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street, Baltimore,  Maryland 21202,
serves  as  Sub-advisor  for the AST T.  Rowe  Price  Global  Bond  Portfolio.  T. Rowe  International  is a  wholly-owned subsidiary  of T. Rowe Price and the  successor of Rowe  Price-Fleming  International,  Inc., a joint  venture in which T.
Rowe  Price  was a  participant  that  was  founded  in  1979.  T.  Rowe  International  is  one of  the  world's  largest international  mutual fund asset  managers with  approximately  $22.9 billion under  management as of December 31, 2003 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The Portfolio has an investment  advisory  group that has  day-to-day  responsibility  for managing the Portfolio and developing and executing the Portfolio's  investment  program.  The advisory group consists of Christopher  Rothery, ,
Daniel O.  Shackelford,  Ian Kelson,  Brian Brennan and Michael  Conelius.  Mr.  Rothery joined T. Rowe  International  in
1994 and has 13 years of experience  managing  multi-currency  fixed-income  portfolios.  Mr.  Shackelford,  CFA joined T.
Rowe Price in 1999;  prior to that he was the  Principal and Head of Fixed Income for  Investment  Counselors of Maryland.
Mr.  Kelson  joined T. Rowe  International  in November  2000.  From 1985 to 2000,  Mr. Kelson was head of Fixed Income at
Morgan  Grenfell/Deutsche  Asset Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global fixed income  assets.  From 1989 to 2000 Mr. Fisher was Chief  Investment  Officer for Morgan  Grenfell.  Mr.  Brennan joined T.
Rowe Price in 2000.  Mr. Conelius joined T. Rowe International in 1995.

         Wells Capital Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the AST Money Market  Portfolio.  Wells is a wholly-owned  subsidiary of Wells Fargo & Co., which was founded in 1852 and, as of December 31, 2003, had approximately $124 billion in assets under management.

      The  co-portfolio  managers  responsible for management of the AST Money Market Portfolio are David D. Sylvester and
Laurie R. White.  Mr.  Sylvester,  Executive Vice President of Wells Capital and Head of Liquidity  Investments,  has over
25 years of investment  experience  and has been with the firm since 1979.  Ms. White,  Executive  Vice President of Wells
Capital,  has over 15 years of investment  experience and has been with the firm since 1991.  Mr.  Sylvester and Ms. White have managed the Portfolio since Wells became the Portfolio's Sub-advisor in September 2001.

         William  Blair &  Company,  L.L.C.,  located  at 222 West  Adams  Street,  Chicago,  Illinois  60606,  serves  as
Sub-advisor  to the AST William  Blair  International  Growth  Portfolio.  Since its  founding in 1935,  the firm has been dedicated to  researching,  financing  and  investing in high quality  growth  companies  through four primary  divisions:
investment  banking,  sales and trading,  asset  management and private  capital.  As of December 31, 2003,  William Blair managed approximately $17.3 billion in assets.

         The portfolio  manager  responsible for the day-today  management of the AST William Blair  International  Growth
Portfolio is W. George Greig.  Mr. Greig is a principal of William  Blair and joined the firm in 1996 as an  international portfolio manager and has managed the Fund since William Blair became its sub-advisor in November 2002.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable each month,  for the  performance of its services.
ASISI pays each Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional cost to any Portfolio.  The Investment  Management  fee for each  Portfolio will differ,  reflecting the differing  objectives, policies and  restrictions  of each Portfolio.  Each  Portfolio's fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio's shares.  The Portfolios do not pay any fee to PI.

         The fees paid to ASISI for the fiscal year ended  December 31, 2003,  stated as a percentage  of the  Portfolio's average daily net assets, were as follows:

    Portfolio:                                                                               Annual Rate:
    ----------                                                                               ------------
    AST JPMorgan International Equity                                                            0.88
    AST William Blair International Growth                                                       1.00
    AST DeAM International Equity                                                                1.00
    AST MFS Global Equity                                                                        1.00
    AST State Street Research Small-Cap Growth                                                   0.90
    AST DeAM Small-Cap Growth                                                                    0.95
    AST Federated Aggressive Growth                                                              0.95
    AST Goldman Sachs Small-Cap Value                                                            0.95
    AST Gabelli Small-Cap Value                                                                  0.90
    AST DeAM Small-Cap Value                                                                     0.95
    AST Goldman Sachs Mid-Cap Growth                                                             1.00
    AST Neuberger Berman Mid-Cap Growth                                                          0.90
    AST Neuberger Berman Mid-Cap Value                                                           0.90
    AST Alger All-Cap Growth                                                                     0.95
    AST Gabelli All-Cap Value                                                                    0.95
    AST T. Rowe Price Natural Resources                                                          0.90
    AST Alliance Growth                                                                          0.90
    AST MFS Growth                                                                               0.90
    AST Marsico Capital Growth                                                                   0.90
    AST Goldman Sachs Concentrated Growth                                                        0.90
    AST DeAM Large-Cap Value                                                                     0.85
    AST Hotchkis & Wiley Large-Cap Value                                                         0.75
    AST Alliance/Bernstein Growth + Value                                                        0.90
    AST Sanford Bernstein Core Value                                                             0.75
    AST Cohen & Steers Realty                                                                    1.00
    AST Sanford Bernstein Managed Index 500                                                      0.60
    AST American Century Income & Growth                                                         0.75
    AST Alliance Growth and Income                                                               0.75
    AST DeAM Global Allocation(1)                                                                0.97
    AST American Century Strategic Balanced                                                      0.85
    AST T. Rowe Price Asset Allocation                                                           0.85
    AST T. Rowe Price Global Bond                                                                0.80
    AST Goldman Sachs High Yield                                                                 0.75
    AST Lord Abbett Bond-Debenture                                                               0.80
    AST PIMCO Total Return Bond                                                                  0.65
    AST PIMCO Limited Maturity Bond                                                              0.65
    AST Money Market                                                                             0.50
    (1) The DeAM Global Asset Allocation  Portfolio  invests  primarily in shares of other AST Portfolios (the "Underlying
    Portfolios").  The only  management  fee  directly  paid by the  Portfolio  is a 0.10%  fee paid to  American  Skandia
    Investment  Services,  Inc. and  Prudential  Investments  LLC. The management fee shown in the chart for the Portfolio is (i) that 0.10%  management  fee paid by the  Portfolio  plus (ii) an  estimate of the  management  fees paid by the
    Underlying  Portfolios,  which are borne  indirectly  by investors in the  Portfolio.  The estimate was  calculated as based on the  percentage  of the  Portfolio  invested in each  Underlying  Portfolio as of December 31, 2003 using the management fee rates shown in the chart above.

         For more  information  about  investment  management  fees,  including  voluntary  fee  waivers and the fee rates applicable  at various  asset levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the Trust's
SAI under "Investment Advisory and Other Services."

         Other Expenses.  In addition to Investment  Management fees, each Portfolio pays other expenses,  including costs incurred in connection with the maintenance of its securities law  registrations,  printing and mailing  prospectuses  and statements  of  additional  information  to  shareholders,  certain  office and financial  accounting  services,  taxes or governmental fees, brokerage commissions,  custodial,  transfer and shareholder servicing agent costs, expenses of outside counsel  and  independent  accountants,  preparation  of  shareholder  reports and  expenses  of trustee  and  shareholder meetings.  The Trust may also pay  Participating  Insurance  Companies  for  printing  and  delivery of certain  documents
(including  prospectuses,  semi-annual  and  annual  reports  and any proxy  materials)  to holders  of  variable  annuity contracts  and variable  life  insurance  policies  whose assets are invested in the Trust as well as for other  services.
Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

         Distribution  Plan. The Trust has adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment Company Act of 1940 to permit American Skandia Marketing,  Incorporated  ("ASM") and Prudential  Investment
Management  Services LLC ("PIMS"),  both affiliates of ASISI and PI (each a "Distributor" and together the "Distributors")
to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the  Distribution  Plan,  transactions  for the purchase and sale of securities  for a Portfolio may be directed to certain  brokers for  execution  ("clearing  brokers")
who  have  agreed  to pay  part  of the  brokerage  commissions  received  on  these  transactions  to a  Distributor  for
"introducing"  transactions to the clearing broker. In turn, a Distributor will use the brokerage  commissions received as an introducing  broker to pay various  distribution-related  expenses,  such as advertising,  printing of sales materials, and payments to dealers.  The  Portfolios do not pay any separate fees or charges under the  Distribution  Plan, and it is expected that the brokerage commissions paid by a Portfolio will not increase as the result of the Distribution Plan.

TAX MATTERS:

..........Each Portfolio  intends to distribute  substantially  all its net investment  income.  Dividends from  investment income are expected to be declared and distributed  annually (except in the case of the AST Money Market Portfolio,  where dividends  will be declared daily and paid  monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and  short-term  capital gains of each Portfolio will be declared and  distributed at least annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various separate accounts of the Participating  Insurance  Companies and to qualified plans (not to holders of variable  insurance  contracts or to plan  participants) in the form of additional  shares (not in cash). The result is that the investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

..........Holders of variable  annuity  contracts or variable life insurance  policies  should consult the  prospectuses of their respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan participants  should consult any applicable plan documents for information on the federal income tax  consequences to such participants.  In addition,  variable  contract owners and qualified plan  participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS:

The financial  highlights  table is intended to help you understand the  Portfolios'  financial  performance  for the past five  years (or,  for  Portfolios  that have not been in  operation  for five  years,  since  their  inceptions).  Certain information  reflects  financial  results for a single  Portfolio share. The total returns in the table represent the rate that an investor  would have earned or lost in a  Portfolio.  The  information  for the year ended  December  31, 2003 has been  audited by KPMG LLP,  the  Trust's  independent  auditors.  The periods  presented  through  December  31, 2002 were audited by other auditors.  The report of the independent auditors,  along with the Portfolios' financial statements,  are included in the annual  reports of the  separate  accounts  funding the  variable  annuity  contracts  and  variable  life insurance  policies,  which are  available  without  charge upon  request to the Trust at One  Corporate  Drive,  Shelton,
Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------
                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                     PERIOD    BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO            ENDED      OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------            -----      ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST JPMorgan            12/31/03      $12.22      $0.14        $3.56        $3.70     $(0.11)        $ --        $(0.11)         $15.81
International Equity**  12/31/02       15.07       0.10        (2.87)       (2.77)     (0.08)          --         (0.08)          12.22
                        12/31/01       22.03       0.08        (4.75)       (4.67)     (0.03)        (2.26)       (2.29)          15.07
                        12/31/00       34.23       0.22        (8.09)       (7.87)     (0.07)        (4.26)       (4.33)          22.03
                        12/31/99       22.67       0.05        13.36        13.41        --          (1.85)       (1.85)          34.23

AST William Blair       12/31/03       $7.46      $0.06        $3.04        $2.98     $ --          $ --         $--             $10.44
International           12/31/02       10.39       0.11        (2.71)       (2.60)      (0.33)         --         (0.33)           7.46
Growth***
                        12/31/01       18.72       0.12        (3.73)       (3.61)      (0.82)       (3.90)       (4.72)          10.39
                        12/31/00       25.10      (0.04)       (6.03)       (6.07)      (0.13)       (0.18)       (0.31)          18.72
                        12/31/99       13.74      (0.03)       11.39        11.36       --             --         --              25.10

AST DeAM                12/31/03       $8.38      $0.11        $2.71        $2.82      $(0.05)      $  --        $(0.05)         $11.15
International Equity+   12/31/02       10.10       0.06        (1.78)       (1.72)      --             --         --               8.38
                        12/31/01       14.91      (0.01)       (4.80)       (4.81)      --             --         --              10.10
                        12/31/00       24.63      (0.07)       (5.10)       (5.17)      --           (4.55)       (4.55)          14.91
                        12/31/99       13.04      (0.07)       11.72        11.65       (0.03)       (0.03)       (0.06)          24.63

AST MFS Global Equity   12.31.03       $8.08      $0.02        $2.17        $2.19      $(0.02)     $ --            $(0.02)       $10.25
                        12/31/02        9.21       0.02        (1.15)       (1.13)      --?          --             --             8.08
                        12/31/01       10.23        --         (1.02)       (1.02)       --          --             --             9.21
                        12/31/00       11.03       0.01        (0.79)       (0.78)     (0.01)        (0.01)       (0.02)          10.23
                        12/31/99(1)    10.00       0.01         1.02         1.03        --          --             --            11.03

AST State Street        12/31/03      $10.41     $(0.09)       $4.80        $4.71      $ --          $ --         $ --           $15.12
Research Small-Cap      12/31/02       15.87      (0.13)       (5.33)       (5.46)       --            --           --            10.41
Growth*+                12/31/01       20.30      (0.07)       (1.27)       (1.34)       --          (3.09)       (3.09)          15.87
                        12/31/00       42.61      (0.22)      (18.08)      (18.30)       --          (4.01)       (4.01)          20.30
                        12/31/99       17.61      (0.03)       25.03        25.00        --            --           --            42.61

--------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on October 18, 1999.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** From December 10, 2001 to February 23, 2004, the Portfolio was known as the AST Strong  International  Equity Portfolio and Strong  Capital  Management,  Inc.  served as its  Sub-advisor.  From May 4, 1999 to December  10, 2001, A I M Capital
Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  From  October  15, 1996 to May 4, 1999,  Putnam  Investment
Management,  Inc.  served as  Sub-advisor  to the  Portfolio.  J. P.  Morgan  Investment  Management,  Inc.  has served as
Sub-advisor to the Portfolio since January 20, 2004.
*** Prior to November 11, 2002,  the  Portfolio  was known as the AST Janus  Overseas  Growth  Portfolio and Janus Capital
Management Served as its Sub-advisor.
+ Prior to May 1, 2002,  Portfolio  was known as the Founders  Passport  Portfolio  and Founders  Asset  Management,  Inc.
served as its Sub-advisor.  Deutsche Asset Management Inc. has served as Sub-advisor to the Portfolio since May 1, 2002.
*+ From  September  17, 2001 to April 29, 2004,  the Portfolio was known as the AST PBHG  Small-Cap  Growth  Portfolio and
Pilgrim Baxter & Associates,  Ltd. served as its  Sub-advisor.  From January 1, 1999 to September 17, 2001,  Janus Capital
Management LLC served as its  Sub-advisor.  Prior to January 1, 1999,  Founders Asset Management LLC served as Sub-advisor to the  Portfolio.  State Street  Research and Management  Company has served as  Sub-advisor  to the Portfolio  since May
1, 2004.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------
                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO    OF
NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE         (LOSS)      TO
AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET
------            ----------               ----                  -------------         -------------            ----
ASSETS
------

 30.60%           $339,039                   50%                       1.14%                 1.14%                    1.02%
(18.42%)           316,192                   50%                       1.21%                 1.21%                    0.84%
(22.75%)           444,271                  162%                       1.09%                 1.14%                    0.45%
(26.53%)           637,131                   86%                       1.16%                 1.16%                    0.63%
  64.13%           770,512                  159%                       1.18%                 1.18%                    0.18%

  39.95%          $641,549                   88%                       1.24%                 1.34%                    0.46%
 (25.67%)          318,832                   94%                       1.32%                 1.32%                    0.41%
 (23.55%)          587,377                   74%                       1.24%                 1.24%                    0.64%
 (24.62%)        1,094,019                   75%                       1.18%                 1.19%                   (0.02%)
  82.68%         1,551,045                   76%                       1.23%                 1.23%                   (0.18%)

  33.91%          $172,059                  138%                       1.12%                 1.27%                    1.22%
 (17.03%)          129,004                  354%                       1.34%                 1.44%                    0.59%
 (32.21%)          154,991                  712%                       1.66%                 1.60%                   (0.07%)
 (30.28%)          276,037                  514%                       1.34%                 1.38%                   (0.44%)
  89.71%           217,397                  309%                       1.29%                 1.29%                   (0.54%)

  27.14%          $102,938                   54%                       1.40%                 1.40%                    0.32%
 (12.26%)           60,167                   74%                       1.41%                 1.41%                    0.25%
  (9.97%)           55,882                   89%                       1.50%                 1.40%                    0.02%
  (7.19%)           29,514                  100%                       1.56%                 1.87%                    0.08%
  10.40%             1,291                  142%                       1.75%                 2.11%                    0.75%

  45.24%          $338,191                  107%                       1.20%                 1.20%                   (0.65%)
 (34.41%)          254,026                  123%                       1.23%                 1.23%                   (0.74%)
  (6.47%)          494,900                  136%                       1.16%                 1.16%                   (0.51%)
 (48.16%)          592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)

--------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                            ------------------------------------     ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST DeAM Small-Cap     12/31/03        $5.17     $(0.01)       $2.47        $2.46      $ --        $ --           $ --          $7.63
Growth**               12/31/02         7.03      (0.01)       (1.85)       (1.86)       --          --             --           5.17
                       12/31/01        11.72      (0.05)       (2.95)       (3.00)       --          (1.69)       (1.69)         7.03
                       12/31/00        15.59      (0.08)       (2.90)       (2.98)       --          (0.89)       (0.89)        11.72
                       12/31/99(1)     10.00      (0.05)        5.64         5.59        --          --             --          15.59

AST Federated          12/31/03        $5.09     $(0.05)       $3.57        $3.52      $ --         $ --          $ --         $8.61
Aggressive Growth      12/31/02         7.22      (0.04)       (2.05)       (2.09)       --          (0.04)       (0.04)        5.09
                       12/31/01         9.10     (0.03)       (1.85)       (1.88)       --?            --          --?          7.22
                       12/31/00(2)     10.00      0.01        (0.91)       (0.90)        --            --           --          9.10

AST Goldman Sachs      12/31/03       $12.96      $0.08        $5.19        $5.27     $(0.11)      $ --          $(0.11)       $18.12
Small-Cap Value***     12/31/02        15.55       0.11        (1.21)       (1.10)     (0.06)        (1.43)       (1.49)        12.96
                       12/31/01        14.55       0.08         1.34         1.42        --          (0.42)       (0.42)        15.55
                       12/31/00        10.87       0.01         3.67         3.68        --          --             --          14.55
                       12/31/99         9.99      (0.03)        0.91         0.88        --          --             --          10.87

AST Gabelli Small-Cap  12/31/03       $11.59      $0.01        $4.13        $4.14     $(0.03)      $ --          $(0.03)       $15.70
Value+                 12/31/02        13.07       0.03        (1.23)       (1.20)     (0.06)        (0.22)       (0.28)        11.59
                       12/31/01        13.02       0.04         0.84         0.88      (0.07)        (0.76)       (0.83)        13.07
                       12/31/00        11.39       0.10         2.23         2.33      (0.07)        (0.63)       (0.70)        13.02
                       12/31/99        11.44       0.08        (0.03)        0.05      (0.10)        --           (0.10)        11.39

AST DeAM               12/31/03        $7.75     $0.03        $3.33        $3.36        $(0.01)      $ --          $(0.01)    $11.10
Small-Cap Value        12/31/02        10.00      0.02        (2.27)       (2.25)        --            --           --          7.75

AST Goldman Sachs      12/31/03        $2.88     $(0.01)       $0.92        $0.91      $ --          $ --         $ --        $ 3.79
Mid-Cap Growth++       12/31/02         3.97      (0.02)      (1.07)       (1.09)        --            --           --          2.88
                       12/31/01         6.64     (0.03)       (2.64)       (2.67)       --?            --          --?          3.97
                       12/31/00(3)     10.00      0.01        (3.37)       (3.36)        --            --           --          6.64

--------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on January 4, 1999.
(2) Commenced operations on October 23, 2000.
* For 1999 and 2000,  includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to December 10, 2001, the Portfolio was known as the AST Scudder  Small-Cap  Growth  Portfolio and Zurich Scudder
Investments,  Inc. served as its Sub-advisor.  Deutsche Asset Management,  Inc. has served as Sub-advisor to the Portfolio since December 10, 2001.
*** Prior to May 1, 2001,  the  Portfolio was known as the AST Lord Abbett Small Cap Value  Portfolio  and Lord,  Abbett &
Co. LLC served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio  since May
1, 2001.
+ Prior to October 23, 2000,  the Portfolio  was known as the AST T. Rowe Price Small Company Value  Portfolio and T. Rowe
Price  Associates,  Inc.  served as its  Sub-advisor.  GAMCO  Investors,  Inc. has served as  Sub-advisor to the Portfolio since October 23, 2000.
++ Prior to November 11, 2002,  Janus Capital  Management  served as  Sub-advisor  to the AST Goldman Sachs Mid-Cap Growth
Portfolio  (formerly,  the AST Janus Mid-Cap Growth  Portfolio).  Goldman Sachs Asset Management has served as Sub-advisor to the Portfolio since November 11, 2002.

                                                                            RATIOS OF EXPENSES
                           SUPPLEMENTAL DATA                                   TO AVERAGE NET ASSETS*
    --------------------------------------------                   ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO    OF
NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER          INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE          (LOSS)     TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT            NET
------             ----------              ----                  -------------         -------------            ----
ASSETS
------

   47.58%         $403,430                  185%                       1.02%                 1.17%                   (0.19%)
  (26.46%)         293,297                  132%                       1.00%                 1.15%                   (0.12%)
  (28.43%)         537,324                  196%                       1.16%                 1.17%                   (0.64%)
  (20.95%)         791,839                  136%                       1.11%                 1.13%                   (0.67%)
   55.90%          841,984                  133%                       1.14%                 1.14%                   (0.67%)

   69.16%         $187,565                   96%                       1.22%                 1.22%                   (0.99%)
  (29.19%)          39,072                  250%                       1.35%                 1.38%                   (1.02%)
  (20.61%)          49,489                  244%                       1.35%                 1.78%                   (0.84%)
   (9.00%)           1,938                   49%                       1.35%                 7.22%                    2.67%

   41.08%         $343,442                   67%                       1.26%                 1.26%                    0.40%
   (7.93%)         315,101                  129%                       1.27%                 1.27%                    0.62%
     9.91%         432,511                  159%                       1.18%                 1.18%                    0.69%
   33.85%          227,759                   67%                       1.15%                 1.15%                   (0.13%)
     8.81%          74,192                   85%                       1.24%                 1.24%                   (0.36%)

   35.78%         $774,416                   26%                       1.10%                 1.10%                    0.04%
   (9.38%)         501,070                   24%                       1.10%                 1.10%                    0.20%
     6.98%         538,479                   59%                       1.08%                 1.08%                    0.54%
   21.86%          333,586                   88%                       1.12%                 1.12%                    0.87%
     0.58%         261,493                   26%                       1.11%                 1.11%                    0.64%

   43.46%          $51,980                  193%                       1.15%                 1.36%                    0.62%
  (22.50%)          13,419                  122%                       1.15%                 1.48%                    0.43%

   31.60%         $160,549                   59%                       1.31%                 1.41%                   (0.54%)
  (27.46%)          61,373                  162%                       1.31%                 1.33%                   (0.65%)
  (40.17%)          71,039                  203%                       1.34%                 1.34%                   (0.63%)
  (33.60%)          65,098                   55%                       1.28%                 1.28%                    0.18%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                                            -----------------------------------------   -----------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Neuberger Berman    12/31/03      $9.39     $(0.09)       $2.96        $2.87      $ --          $ --         $ --        $12.26
Mid-Cap Growth          12/31/02      13.65      (0.13)       (4.13)       (4.26)       --            --           --          9.39
                        12/31/01      21.63      (0.06)       (5.02)       (5.08)       --            (2.90)     (2.90)        13.65
                        12/31/00      24.03      (0.04)       (1.74)       (1.78)       --            (0.62)     (0.62)        21.63
                        12/31/99      17.26      (0.11)        8.21         8.10        --            (1.33)     (1.33)        24.03

AST Neuberger Berman    12/31/03     $13.09      $0.02        $4.72        $4.74      $(0.03)        $ --       $(0.03)       $17.80
Mid-Cap Value           12/31/02      15.41       0.03        (1.56)       (1.53)      (0.08)         (0.71)     (0.79)        13.09
                        12/31/01      16.85       0.08        (0.60)       (0.52)      (0.02)         (0.90)     (0.92)        15.41
                        12/31/00      13.32       0.02         3.60         3.62       (0.04)         (0.05)     (0.09)        16.85
                        12/31/99      13.16       0.10         0.60         0.70       (0.24)         (0.30)     (0.54)        13.32

AST Alger All-Cap       12/31/03      $3.66     $(0.02)       $1.32        $1.30       $ --         $ --         $ --         $4.96
Growth                  12/31/02       5.70      (0.04)       (2.00)       (2.04)        --           --           --          3.66
                        12/31/01       6.84      (0.02)       (1.12)       (1.14)        --           --           --          5.70
                        12/31/00(1)   10.00        --         (3.16)       (3.16)        --           --           --          6.84

AST Gabelli All-Cap     12/31/03      $7.77      $0.04        $2.72        $2.76      $(0.07)       $ --        $(0.07)      $10.46
Value                   12/31/02       9.86       0.06        (2.09)       (2.03)      (0.06)         --         (0.06)        7.77
                        12/31/01      10.09       0.04        (0.25)      (0.21)       (0.01)       (0.01)       (0.02)        9.86
                        12/31/00(2)   10.00       0.03         0.06        0.09          --           --           --         10.09

AST T. Rowe Price       12/31/03     $13.56      $0.12        $4.25        $4.37      $(0.20)      $(0.28)      $(0.48)       $17.45
Natural Resources       12/31/02      15.12       0.07        (0.85)       (0.78)      (0.24)       (0.54)       (0.78)        13.56
                        12/31/01      16.50       0.15        (0.04)        0.11       (0.20)       (1.29)       (1.49)        15.12
                        12/31/00      13.16       0.17         3.31         3.48       (0.14)         --         (0.14)        16.50
                        12/31/99      11.97       0.14         2.67         2.81       (0.18)       (1.44)       (1.62)        13.16

AST Alliance Growth+    12/31/03      $6.75     $(0.01)       $1.61        $1.60       $ --         $ --         $ --         $ 8.35
                        12/31/02       9.78      (0.03)       (3.00)       (3.03)        --           --           --           6.75
                        12/31/01      15.15      (0.02)       (1.93)       (1.95)        --         (3.42)       (3.42)         9.78
                        12/31/00      18.95      --           (2.24)       (2.24)        --         (1.56)       (1.56)        15.15
                        12/31/99      16.07      (0.07)        4.85         4.78         --         (1.90)       (1.90)        18.95

--------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on January 3, 2000.
(2) Commenced operations on October 23, 2000.
* For 1999 and 2000,  includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
+ From December 31, 1998 to April 30, 2000,  the Portfolio was known as the AST  Oppenheimer  Large-Cap  Growth  Portfolio and  OppenheimerFunds,  Inc. served as its Sub-advisor.  Alliance Capital Management L.P. has served as Sub-advisor to the
Portfolio since May 1, 2000.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*
    -------------------------------------------                    ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO    OF
NET
                    NET ASSETS AT        PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
      TOTAL         END OF PERIOD        TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)       TO
AVERAGE
    RETURN            (IN 000'S)          RATE                   REIMBURSEMENT         REIMBURSEMENT           NET ASSETS
----------            ----------          ----                   -------------         -------------           ----------

   30.56%            $360,010               150%                       1.17%                 1.17%                (0.83%)
  (31.21%)            287,458               104%                       1.16%                 1.16%                (0.84%)
  (25.79%)            518,580               117%                       1.12%                 1.12%                (0.60%)
   (8.07%)            719,405               121%                       1.09%                 1.09%                (0.55%)
   51.37%             394,325               148%                       1.13%                 1.13%                (0.71%)

   36.32%          $1,027,374                70%                       1.15%                 1.15%                 0.15%
  (10.56%)            760,973                92%                       1.16%                 1.16%                 0.20%
   (3.03%)          1,003,034               221%                       1.22%                 1.22%                 0.55%
   27.49%             978,649               220%                       1.24%                 1.24%                 0.19%
    5.67%             664,383               176%                       1.13%                 1.13%                 0.39%

   35.52%            $402,505               159%                       1.40%                 1.40%                (0.53%)
  (35.79%)            323,286               182%                       1.29%                 1.29%                (0.67%)
  (16.67%)            743,059               150%                       1.20%                 1.20%                (0.37%)
  (31.60%)            205,079               123%                       1.24%                 1.24%                (0.05%)

   35.85%            $181,874                30%                       1.20%                 1.20%                 0.41%
  (20.71%)            113,557                28%                       1.19%                 1.19%                 0.63%
   (2.18%)            158,886                68%                       1.20%                 1.20%                 0.89%
    0.90%              14,165                31%                       1.45%                 1.59%                 2.71%

   33.52%            $170,860                43%                       1.17%                 1.17%                 0.77%
   (5.53%)            122,686                56%                       1.16%                 1.16%                 0.54%
    0.70%             135,550                36%                       1.08%                 1.11%                 0.85%
   26.79%             134,644                96%                       1.14%                 1.20%                 1.13%
   28.11%             102,225                72%                       1.16%                 1.16%                 1.11%

   23.70%            $237,056                63%                       1.16%                 1.16%                (0.14%)
  (30.98%)            240,490                59%                       1.13%                 1.13%                (0.31%)
  (14.72%)            452,984               106%                       1.13%                 1.13%                (0.22%)
  (13.74%)            467,362               135%                       1.16%                 1.16%                (0.46%)
   33.91%             364,454               316%                       1.11%                 1.11%                (0.50%)

--------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST MFS Growth**       12/31/03        $5.94     $(0.01)       $1.37        $1.36      $ --          $ --         $ --         $7.30
                       12/31/02         8.27      (0.02)       (2.31)      $(2.33)       --            --           --          5.94
                       12/31/01        10.56     (0.01)       (2.28)       (2.29)       --?            --           --          8.27
                       12/31/00        11.30      0.01        (0.75)       (0.74)        --            --           --         10.56
                       12/31/99(1)     10.00      0.01         1.29         1.30         --            --           --         11.30

AST Marsico Capital    12/31/03       $11.72     $(0.02)       $3.74        $3.72      $ --        $ --           $ --         $15.44
Growth                 12/31/02        13.88      (0.04)       (2.12)       (2.16)       --          --             --          11.72
                       12/31/01        18.10      (0.04)       (3.84)       (3.88)       --          (0.34)       (0.34)        13.88
                       12/31/00        21.63      (0.01)       (3.00)       (3.01)       --          (0.52)       (0.52)        18.10
                       12/31/99        14.20      (0.03)        7.48         7.45      (0.01)        (0.01)       (0.02)        21.63

AST Goldman Sachs      12/31/03       $16.71     $(0.05)       $4.25        $4.20     $(0.06)        $ --        $(0.06)       $20.85
Concentrated Growth*+  12/31/02        23.97       0.06        (7.18)       (7.12)     (0.14)          --         (0.14)        16.71
                       12/31/01        35.08       0.13       (11.24)      (11.11)       --            --           --          23.97
                       12/31/00        55.21      (0.06)      (15.55)      (15.61)     (0.07)        (4.45)       (4.52)        35.08
                       12/31/99        37.00       0.05        19.65        19.70        --          (1.49)       (1.49)        55.21

AST DeAM Large-Cap     12/31/03        $7.85      $0.09        $1.98        $2.07     $(0.07)        $ --        $(0.07)       $9.85
Value*+                12/31/02         9.30       0.06        (1.48)       (1.42)     (0.03)          --         (0.03)        7.85
                       12/31/01         9.85       0.01        (0.55)       (0.54)     (0.01)          --        (0.01)         9.30
                       12/31/00(2)     10.00       0.03        (0.18)       (0.15)       --            --           --          9.85

AST                    12/31/03        $7.25      $0.03        $1.85        $1.88     $(0.05)       $ --         $(0.05)       $9.08
Alliance/Bernstein
Growth + Value         12/31/02         9.71       0.06        (2.47)       (2.41)     (0.01)        (0.04)       (0.05)        7.25
                       12/31/01(3)     10.00       0.01        (0.30)       (0.29)       --            --           --          9.71

--------------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on October 18, 1999.
(2) Commenced operations on October 23, 2000.
(3) Commenced operations on May 1, 2001.
* For 1999 and 2000,  includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Acquired the AST Alger Growth Portfolio on February 16, 2001.
*+ Prior to November 11, 2002,  the Portfolio was known as the AST JanCap  Growth  Portfolio and Janus Capital  Management
served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio since November 11,
2002.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY             RATIO
OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER
INVESTMENT INCOME
      TOTAL     END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE             (LOSS)
TO AVERAGE
    RETURN         (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
    ------         ----------              ----                  -------------         -------------               ----
ASSETS
------

   22.90%         $593,307                  262%                       1.25%                 1.25%                   (0.20%)
  (28.17%)         526,085                  198%                       1.18%                 1.18%                   (0.28%)
  (21.68%)         974,397                  210%                       1.11%                 1.11%                   (0.12%)
   (6.53%)          82,051                  243%                       1.24%                 1.24%                    0.08%
   13.00%            4,868                   60%                       1.35%                 1.35%                    0.76%

   31.74%       $1,710,581                   82%                       1.10%                 1.11%                   (0.21%)
  (15.56%)       1,081,101                  109%                       1.09%                 1.10%                   (0.29%)
  (21.71%)       1,252,427                  111%                       1.06%                 1.08%                   (0.25%)
  (14.25%)       1,770,849                  118%                       1.04%                 1.06%                   (0.09%)
   52.58%        1,723,736                  115%                       1.08%                 1.08%                   (0.25%)

   25.25%       $1,151,200                   21%                       1.06%                 1.13%                   (0.26%)
  (29.84%)       1,147,612                  109%                       1.06%                 1.09%                    0.23%
  (31.67%)       2,452,732                   46%                       1.04%                 1.07%                    0.45%
  (30.97%)       4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
   55.01%        5,923,778                   35%                       1.00%                 1.04%                    0.12%

   26.59%         $133,821                  161%                       0.99%                 1.09%                    1.13%
  (15.30%)         109,994                  202%                       1.07%                 1.15%                    0.96%
   (5.53%)          45,357                  134%                       1.35%                 1.35%                    0.51%
   (1.50%)           6,351                    1%                       1.35%                 2.41%                    3.39%

   26.10%          $63,837                   25%                       1.15%                 1.15%                    0.50%
  (25.00%)          32,065                   43%                       1.15%                 1.15%                    0.60%
   (2.80%)          34,007                   95%                       1.35%                 1.45%                    0.46%

--------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST Sanford Bernstein  12/31/03       $8.77         $0.18        $2.28       $2.46      $(0.06)       $ --         $(0.06)     $11.17
Core Value             12/31/02       10.14          0.09        (1.43)      (1.34)      (0.03)         --         (0.03)        8.77
                       12/31/01(1)    10.00          0.04         0.10        0.14         --           --           --         10.14

AST Cohen & Steers     12/31/03      $10.05         $0.49        $3.02       $3.51      $(0.41)      $(0.24)       $(0.65)      $12.91
Realty                 12/31/02       10.11          0.49        (0.22)       0.27       (0.33)       --            (0.33)       10.05
                       12/31/01       10.18          0.50        (0.23)       0.27       (0.34)       --            (0.34)       10.11
                       12/31/00        8.36          0.32         1.78        2.10       (0.28)       --            (0.28)       10.18
                       12/31/99        8.41          0.33        (0.15)       0.18       (0.23)       --            (0.23)        8.36

AST Sanford Bernstein  12/31/03       $8.75         $0.11        $2.24       $2.35      $(0.12)     $ --           $(0.12)      $10.98
Managed Index 500+     12/31/02       11.14          0.11        (2.39)      (2.28)      (0.11)       --            (0.11)        8.75
                       12/31/01       12.63          0.11        (1.36)      (1.25)      (0.11)       (0.13)        (0.24)       11.14
                       12/31/00       14.96          0.10        (1.40)      (1.30)      (0.08)       (0.95)        (1.03)       12.63
                       12/31/99       12.78          0.08         2.56        2.64       (0.06)       (0.40)        (0.46)       14.96

AST American Century   12/31/03       $9.41         $0.15        $2.51       $2.66      $(0.12)       $ --         $(0.12)      $11.95
Income & Growth++      12/31/02       11.84          0.12        (2.45)      (2.33)      (0.10)         --          (0.10)        9.41
                       12/31/01       13.02          0.10        (1.19)      (1.09)      (0.09)         --          (0.09)       11.84
                       12/31/00       15.65          0.07        (1.74)      (1.67)      (0.08)       (0.88)        (0.96)       13.02
                       12/31/99       13.47          0.09         2.84        2.93       (0.11)       (0.64)        (0.75)       15.65

AST Alliance           12/31/03      $13.57         $0.14        $4.19       $4.33      $(0.19)     $ --           $(0.19)      $17.71
Growth and Income**    12/31/02       18.70          0.18        (4.35)      (4.17)      (0.13)       (0.83)        (0.96)       13.57
                       12/31/01       21.38          0.12        (0.15)      (0.03)      (0.19)       (2.46)        (2.65)       18.70
                       12/31/00       23.50          0.19         0.57        0.76       (0.23)       (2.65)        (2.88)       21.38
                       12/31/99       21.68          0.23         3.04        3.27       (0.25)       (1.20)        (1.45)       23.50

AST Hotchkis & Wiley   12/31/03      $12.55         $0.24        $2.18       $2.42      $(0.31)       $ --        $(0.31)      $14.66
Large-Cap Value***     12/31/02       15.59          0.30        (2.96)      (2.66)       0.38)         --         (0.38)       12.55
                       12/31/01       17.59          0.34        (1.82)      (1.48)      (0.36)       (0.16)       (0.52)       15.59
                       12/31/00       18.65          0.38         0.32        0.70       (0.36)       (1.40)       (1.76)       17.59
                       12/31/99       17.50          0.36         1.61        1.97       (0.32)       (0.50)       (0.82)       18.65

AST DeAM Global        12/31/03       $9.38         $0.12        $1.69       $1.81      $(0.12)       $ --        $(0.12)      $11.07
Allocation++           12/31/02       11.46          0.11        (1.84)      (1.73)      (0.35)         --          (0.35)        9.38
                       12/31/01       13.30          0.34        (1.87)      (1.53)      (0.31)         --          (0.31)       11.46
                       12/31/00       15.24          0.34        (0.89)      (0.55)      (0.32)       (1.07)        (1.39)       13.30
                       12/31/99       14.13          0.32         2.30        2.62       (0.35)       (1.16)        (1.51)       15.24

--------------------------------------------------------------------------------------------------------------------------
 (1) Commenced operations on May 1, 2001.
* Includes commissions  received by American Skandia Marketing,  Inc. under the Trust's Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
+ Prior to May 1, 2000,  the  Portfolio  was known as the AST Bankers  Trust Managed Index 500 Portfolio and Bankers Trust
Company served as its  Sub-advisor.  Sanford C.  Bernstein & Co. has served as  Sub-advisor to the Portfolio  since May 1,
2000.
++ Prior to May 4,  1999,  the  Portfolio  was known as the AST  Putnam  Value  Growth  and  Income  Portfolio  and Putnam
Investment  Management,  Inc.  served as its  Sub-advisor.  American  Century  Investment  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 4, 1999.
**Prior to May 1, 2000,  Lord,  Abbett & Co. LLC served as  Sub-advisor  to the AST Alliance  Growth and Income  Portfolio
(formerly,  the AST Lord Abbett Growth and Income  Portfolio).  Alliance Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
*** Prior to May 1, 2004,  the Portfolio was known as the AST INVESCO  Capital  Income  Portfolio and INVESCO Funds Group,
Inc.  served as its  Sub-advisor.  Hotchkis and Wiley Capital  Management,  LLC has served as Sub-advisor to the Portfolio since May 1, 2004.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO    OF
NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)       TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
------             ----------              ----                  -------------         -------------               ----
ASSETS
------

   28.31%         $192,547                   90%                       1.14%                 1.14%                    1.55%
  (13.24%)         199,176                   28%                       1.00%                 1.00%                    1.63%
    1.40%           44,100                   25%                       1.15%                 1.15%                    1.36%

   37.43%         $289,502                   34%                       1.24%                 1.24%                    5.43%
    2.65%          177,520                   60%                       1.26%                 1.26%                    5.11%
     2.85%         139,631                   59%                       1.21%                 1.21%                    5.01%
   26.19%          132,486                   59%                       1.28%                 1.28%                    5.21%
     2.26%          56,697                   51%                       1.27%                 1.27%                    4.95%

   27.32%         $541,492                   45%                       0.84%                 0.84%                    1.03%
  (20.64%)         441,169                   36%                       0.84%                 0.84%                    1.04%
  (10.01%)         623,363                   54%                       0.77%                 0.78%                    0.95%
   (8.82%)         704,897                   84%                       0.78%                 0.78%                    0.84%
   21.23%          633,567                  101%                       0.79%                 0.77%                    0.74%

   28.78%         $305,810                   81%                       0.99%                 0.99%                    1.46%
  (19.81%)         259,122                   83%                       0.98%                 0.98%                    1.04%
   (8.44%)         374,739                   55%                       0.94%                 0.94%                    0.76%
  (10.77%)         487,880                   61%                       0.94%                 0.94%                    0.68%
   22.98%          360,630                  125%                       0.98%                 0.98%                    0.86%

   32.43%       $1,836,529                   62%                       0.97%                 0.99%                    1.01%
  (23.28%)       1,169,698                   79%                       0.96%                 0.98%                    0.99%
   (0.48%)       1,875,230                  103%                       0.94%                 0.96%                    0.74%
    5.52%        1,595,755                  144%                       1.05%                 1.06%                    0.96%
   16.09%        1,498,306                   69%                       0.92%                 0.94%                    1.09%

   19.94%         $640,112                  100%                       0.98%                 0.98%                    1.50%
  (17.49%)         660,533                   32%                       0.95%                 0.95%                    1.80%
   (8.59%)       1,029,069                   26%                       0.91%                 0.92%                    2.17%
     4.74%       1,173,070                   55%                       0.94%                 0.95%                    2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%

   19.53%         $264,808                   18%                       0.14%                 0.14%                    1.08%
  (15.43%)        $284,362                  160%                       0.47%                 0.47%                    0.91%
  (11.73%)         481,159                   77%                       0.89%                 0.95%                    2.68%
   (4.36%)         622,641                   60%                       0.95%                 0.95%                    2.70%
   20.85%          499,571                  154%                       1.00%                 1.00%                    2.37%

--------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                      PERIOD   BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED      TOTAL
END
PORTFOLIO             ENDED     OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS     DISTRIBUTIONS
---------             -----     ---------      ------     -----------   ----------   ------      -----     -------------
OF PERIOD
---------

AST American Century    12/31/03     $11.14       $0.18        $1.87        $2.05     $(0.27)        $ --        $(0.27)       $12.92
Strategic Balanced      12/31/02      12.62        0.26        (1.47)       (1.21)     (0.27)          --         (0.27)        11.14
                        12/31/01      13.70        0.27        (0.78)       (0.51)     (0.25)        (0.32)       (0.57)        12.62
                        12/31/00      15.30        0.32        (0.81)       (0.49)     (0.23)        (0.88)       (1.11)        13.70
                        12/31/99      13.66        0.20         1.56         1.76      (0.12)          --         (0.12)        15.30

AST T. Rowe Price       12/31/03     $12.74       $0.24        $2.73        $2.97     $(0.35)       $ --         $(0.35)      $15.36
Asset Allocation        12/31/02      15.05        0.34        (1.76)       (1.42)     (0.39)        (0.50)       (0.89)       12.74
                        12/31/01      18.12        0.41        (1.21)       (0.80)     (0.52)        (1.75)       (2.27)       15.05
                        12/31/00      18.86        0.52        (0.63)       (0.11)     (0.45)        (0.18)       (0.63)       18.12
                        12/31/99      17.47        0.44         1.32         1.76      (0.36)        (0.01)       (0.37)       18.86

AST T. Rowe Price       12/31/03     $11.10       $0.27        $1.12        $1.39    $(0.37)        $(0.02)       $(0.39)     $12.10
Global Bond++           12/31/02       9.65        0.05         1.40         1.45        --          --            --          11.10
                        12/31/01       9.40        0.56        (0.31)        0.25        --          --            --           9.65
                        12/31/00       9.60        0.48        (0.53)       (0.05)     (0.15)        --            (0.15)       9.40
                        12/31/99      11.46        0.33        (1.25)       (0.92)     (0.71)        (0.23)        (0.94)       9.60

AST Goldman Sachs       12/31/03      $7.89       $0.62        $0.95        $1.57     $(0.69)       $ --         $(0.69)       $8.77
High Yield**            12/31/02     8.86          0.69        (0.70)       (0.01)     (0.96)          --         (0.96)        7.89
                        12/31/01       9.71        0.74        (0.66)        0.08      (0.93)          --         (0.93)        8.86
                        12/31/00      11.92        1.18        (2.23)       (1.05)     (1.16)          --         (1.16)        9.71
                        12/31/99      12.65        1.03        (0.77)        0.26      (0.91)        (0.08)       (0.99)       11.92

AST Lord Abbett Bond    12/31/03     $10.07       $0.44        $1.37        $1.81     $(0.44)        $ --        $(0.44)      $11.44
Debenture               12/31/02      10.45        0.42        (0.39)        0.03      (0.41)          --         (0.41)       10.07
                        12/31/01      10.15        0.39        (0.08)        0.31      (0.01)          --         (0.01)       10.45
                       12/31/00(1)    10.00        0.02         0.13         0.15        --            --           --         10.15

AST PIMCO Total         12/31/03     $12.24       $0.35        $0.27        $0.62     $(0.43)       $(0.44)      $(0.87)      $11.99
Return Bond             12/31/02      11.93        0.39         0.66         1.05      (0.52)        (0.22)       (0.74)       12.24
                        12/31/01      11.60        0.56         0.42         0.98      (0.65)          --         (0.65)       11.93
                        12/31/00      10.99        0.65         0.56         1.21      (0.60)          --         (0.60)       11.60
                        12/31/99      12.02        0.58        (0.71)       (0.13)     (0.52)        (0.38)       (0.90)       10.99

AST PIMCO Limited       12/31/03     $11.36       $0.22        $0.14        $0.36     $(0.22)       $(0.13)      $(0.35)       $11.37
Maturity Bond           12/31/02      11.30        0.24         0.43         0.67      (0.47)        (0.14)       (0.61)        11.36
                        12/31/01      11.07        0.50         0.36         0.86      (0.63)          --         (0.63)        11.30
                        12/31/00      10.84        0.68         0.17         0.85      (0.62)          --         (0.62)        11.07
                        12/31/99      11.08        0.59        (0.22)        0.37      (0.61)          --         (0.61)        10.84

AST Money Market+++     12/31/03       $1.00    $  --?         $ --        $ --?       $ --?          --?        $ --?            $1.00
                        12/31/02        1.00       0.01          --          0.01      (0.01)         --?         (0.01)           1.00
                        12/31/01        1.00       0.04          --          0.04      (0.04)         --?         (0.04)           1.00
                        12/31/00        1.00       0.06          --          0.06      (0.06)         --?         (0.06)           1.00
                        12/31/99        1.00       0.04          --          0.04      (0.04)         --?         (0.04)           1.00
---------------------- ----------- ---------- ------------ ------------ ---------- ------------- ------------ ------------ -------------
(1) Commenced operations on October 23, 2000.
* For 1999 and 2000,  includes  commissions  received by American Skandia Marketing,  Inc. under the Trust's  Distribution
Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
++ Prior to May 1, 2000,  the AST T. Rowe Price  Global Bond  Portfolio  was known as the AST T. Rowe Price  International
Bond Portfolio.
** Prior to May 1, 2004,  the  Portfolio  was known as the AST Federated  High Yield  Portfolio  and Federated  Investment
Counseling  served as its  Sub-advisor.  Goldman Sachs Asset  Management has served as the Portfolio's  Sub-advisor  since
May 1, 2004.
+++Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.  Wells
Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
? Amount represents less than a penny per share.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY          RATIO    OF
NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER         INVESTMENT
INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE        (LOSS)       TO
AVERAGE
RETURN             (IN 000'S)              RATE                  REIMBURSEMENT         REIMBURSEMENT               NET
------             ----------              ----                  -------------         -------------               ----
ASSETS
------

   18.87%            $235,818               145%                       1.11%                 1.11%                  1.57%
   (9.74%)           $179,368               126%                       1.10%                 1.10%                  2.16%
   (3.80%)            210,722               124%                       1.08%                 1.08%                  2.19%
   (3.11%)            217,483               125%                       1.10%                 1.10%                  2.23%
   12.97%             216,748               104%                       1.10%                 1.10%                  1.93%

   24.02%            $360,152                94%                       1.12%                 1.12%                  1.84%
   (9.89%)            269,119               107%                       1.11%                 1.11%                  2.37%
   (4.79%)            332,791               103%                       1.10%                 1.10%                  2.46%
   (0.48%)            395,375                43%                       1.08%                 1.08%                  2.64%
   10.28%             447,542                17%                       1.07%                 1.07%                  2.65%

   12.86%            $229,630               196%                       1.06%                 1.06%                  2.57%
   15.03%             209,594               323%                       1.06%                 1.06%                  3.13%
    2.66%             108,014               187%                       0.87%                 1.08%                  4.83%
   (0.45%)            122,200               171%                       1.12%                 1.12%                  4.35%
   (8.33%)            138,144               106%                       1.11%                 1.11%                  3.51%

   21.59%            $868,511                65%                       0.93%                 0.93%                  7.56%
    0.04%             576,441                41%                       0.94%                 0.94%                  9.02%
    0.14%             525,821                48%                       0.95%                 0.95%                 10.22%
   (9.69%)            497,882                20%                       0.96%                 0.96%                 10.36%
    2.00%             623,788                39%                       0.94%                 0.94%                  9.09%

   18.74%            $346,412                84%                       1.04%                 1.04%                  6.31%
    0.41%             164,939                43%                       1.04%                 1.04%                  7.16%
    3.04%              62,456               102%                       1.10%                 1.10%                  7.23%
    1.50%               6,783                 9%                       1.20%                 3.07%                  4.39%

    5.32%          $2,107,944               222%                       0.78%                 0.80%                  2.85%
    9.22%           2,255,048               229%                       0.78%                 0.80%                  3.90%
    8.87%           1,638,346               343%                       0.79%                 0.81%                  5.02%
   11.57%           1,258,218               365%                       0.82%                 0.82%                  6.14%
   (1.09%)          1,005,763               227%                       0.82%                 0.82%                  5.46%

    3.28%          $1,005,924               208%                       0.82%                 0.82%                  1.74%
    6.21%           1,058,843               271%                       0.83%                 0.83%                  2.87%
    7.97%             611,197               445%                       0.83%                 0.83%                  5.10%
    8.43%             417,842               171%                       0.87%                 0.87%                  6.14%
    3.37%             406,604               178%                       0.86%                 0.86%                  5.51%

    0.63%          $1,762,117                N/A                       0.59%                 0.64%                  0.63%
    1.29%           2,744,716                N/A                       0.58%                 0.63%                  1.27%
    3.77%           2,652,093                N/A                       0.59%                 0.64%                  3.60%
    6.07%           2,244,193                N/A                       0.60%                 0.65%                  5.93%
    4.60%           2,409,157                N/A                       0.60%                 0.65%                  4.52%
--------------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

..........The following is a description of certain  securities  and  investment  methods that the Portfolios may invest in or use, and certain of the risks  associated with such securities and investment  methods.  The primary  investment  focus of each  Portfolio is described  above under  "Investment  Objective and  Policies"  and an investor  should refer to that section to obtain information about each Portfolio.  In general,  whether a particular  Portfolio may invest in a specific type of security or use an investment  method is described  above or in the Trust's SAI under  "Investment  Objectives and
Policies."  As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

..........To the extent  permitted by the  investment  objectives  and policies of a Portfolio,  a Portfolio  may invest in securities and other instruments that are commonly referred to as  "derivatives."  For instance,  a Portfolio may purchase and write  (sell) call and put options on  securities,  securities  indices and  foreign  currencies,  enter into  futures contracts  and use  options on futures  contracts,  and enter into swap  agreements  with  respect to foreign  currencies, interest rates, and securities  indices.  In general,  derivative  instruments are securities or other  instruments  whose value is derived from or related to the value of some other instrument or asset.

..........There are many  types of  derivatives  and many  different  ways to use them.  Some  derivatives  and  derivative strategies  involve very little risk,  while others can be extremely  risky and can lead to losses in excess of the amount invested in the  derivative.  A  Portfolio  may use  derivatives  to hedge  against  changes in  interest  rates,  foreign currency  exchange  rates or  securities  prices,  to  generate  income,  as a low cost  method of gaining  exposure  to a particular securities market without investing directly in those securities, or for other reasons.

..........The use of these  strategies  involves  certain  special  risks,  including the risk that the price  movements of derivative  instruments  will not  correspond  exactly  with those of the  investments  from which  they are  derived.  In addition,  strategies  involving  derivative  instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain.  Furthermore,  regulatory  requirements  for a Portfolio to set aside assets to meet its obligations with  respect to  derivatives  may  result in a  Portfolio  being  unable to  purchase  or sell  securities  when it would otherwise be favorable  to do so, or in a Portfolio  needing to sell  securities  at a  disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions  when  desired.  There is no assurance  that a Portfolio  will engage in derivative  transactions.  Certain  derivative  instruments and some of their risks are described in more detail below.

..........Options.  Most of the  Portfolios  may  purchase or write  (sell) call or put  options on  securities,  financial indices or  currencies.  The  purchaser of an option on a security or currency  obtains the right to purchase (in the case of a call  option) or sell (in the case of a put option) the  security or currency at a specified  price  within a limited period of time.  Upon exercise by the purchaser,  the writer  (seller) of the option has the obligation to buy or sell the underlying  security at the  exercise  price.  An option on a  securities  index is similar to an option on an  individual security,  except  that the value of the  option  depends on the value of the  securities  comprising  the index,  and all settlements are made in cash.

..........A  Portfolio  will pay a premium to the party  writing  the option when it  purchases  an option.  In order for a call  option  purchased  by a  Portfolio  to be  profitable,  the  market  price  of the  underlying  security  must  rise sufficiently  above the exercise price to cover the premium and other  transaction  costs.  Similarly,  in order for a put option to be profitable,  the market price of the underlying  security must decline  sufficiently below the exercise price to cover the premium and other transaction costs.

..........Generally,  the  Portfolios  will write call  options  only if they are covered  (i.e.,  the  Portfolio  owns the security  subject  to the  option  or has the  right to  acquire  it  without  additional  cost  or,  if  additional  cash consideration is required,  cash or other assets  determined to be liquid in such amount are segregated on the Portfolios'
records).  By writing a call  option,  a Portfolio  assumes  the risk that it may be required to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that writes a covered call  option  gives up the  opportunity  for gain above the  exercise  price  should the  market  price of the  underlying security  increase,  but retains the risk of loss should the price of the underlying  security  decline.  A Portfolio will write call  options in order to obtain a return from the premiums  received  and will retain the  premiums  whether or not the  options  are  exercised,  which will help  offset a decline  in the  market  value of the  underlying  securities.  A
Portfolio that writes a put option likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A Portfolio may sell an option that it has previously  purchased  prior to the purchase or sale of the underlying security.  Any such sale would result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and other  transaction  costs paid on the  option.  A  Portfolio  may  terminate  an option it has written by entering into a closing  purchase  transaction in which it purchases an option of the same series as the option written.

         Futures  Contracts  and  Related  Options.  Each  Portfolio  (except  the AST  Neuberger  Berman  Mid-Cap  Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value  Portfolio,  the AST Lord Abbett  Bond-Debenture  Portfolio and the AST
Money  Market  Portfolio)  may enter  into  financial  futures  contracts  and  related  options.  The seller of a futures contract  agrees to sell the securities or currency  called for in the contract and the buyer agrees to buy the securities or currency at a specified  price at a  specified  future  time.  Financial  futures  contracts  may relate to  securities indices,  interest rates or foreign  currencies.  Futures  contracts are usually  settled through net cash payments rather than  through  actual  delivery of the  securities  underlying  the  contract.  For  instance,  in a stock  index  futures contract,  the two parties  agree to take or make  delivery of an amount of cash equal to a specified  dollar amount times the  difference  between the stock index  value when the  contract  expires and the price  specified  in the  contract.  A
Portfolio may use futures contracts to hedge against movements in securities  prices,  interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract  gives the  purchaser  the right,  in return for the premium  paid,  to assume a position in the  contract  at the  exercise  price at any time during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell futures or options on futures  contracts or stock indices for purposes  other than bona fide  hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial  margin  deposits and premiums required to establish  positions in futures  contracts and related  options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio's net assets; and

         (ii)     enter  into any  futures  contracts  if the  aggregate  amount  of that  Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly volatile and their use can reduce a Portfolio's  performance.  Successful use of these  strategies  requires the ability to predict future  movements in securities  prices,  interest rates,  currency  exchange rates, and other economic  factors.  If a Sub-advisor seeks to protect a Portfolio against potential adverse  movements in the relevant  financial markets using these  instruments,  and such markets do not move in the predicted  direction,  the Portfolio  could be left in a less  favorable  position than if such  strategies  had not been used. A Portfolio's  potential  losses from the use of futures  extends  beyond its initial investment in such contracts.

         Among the other  risks  inherent in the use of options  and  futures  are (a) the risk of  imperfect  correlation between the price of options and futures and the prices of the  securities  or  currencies  to which they relate,  (b) the fact that skills needed to use these  strategies  are different from those needed to select  portfolio  securities and (c)
the possible need to defer closing out certain  positions to avoid  adverse tax  consequences.  With respect to options on stock  indices  and stock  index  futures,  the risk of  imperfect  correlation  increases  the more the  holdings  of the
Portfolio differ from the composition of the relevant index.  These  instruments may not have a liquid  secondary  market.
Option positions  established in the  over-the-counter  market may be particularly  illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in securities of foreign  issuers may involve risks that are not present with domestic  investments.
While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve
"sovereign  risks" in addition to the credit and market risks to which securities  generally are subject.  Sovereign risks includes local political or economic developments,  potential  nationalization,  withholding taxes on dividend or interest payments,  and currency  blockage  (which would  prevent cash from being brought back to the United  States).  Compared to
United States  issuers,  there is generally less publicly  available  information  about foreign  issuers and there may be less governmental  regulation and supervision of foreign stock exchanges,  brokers and listed  companies.  Foreign issuers are not  generally  subject  to  uniform  accounting  and  auditing  and  financial  reporting  standards,  practices  and requirements  comparable to those  applicable to domestic  issuers.  In some countries,  there may also be the possibility of  expropriation  or  confiscatory  taxation,  difficulty in enforcing  contractual and other  obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities  of some  foreign  issuers are less  liquid and their  prices are more  volatile  than  securities  of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently  informed about corporate  actions and  decisions  that may affect the price of portfolio  securities.  Brokerage  commissions  on foreign securities  exchanges,  which may be fixed,  may be higher than in the United States.  Settlement of  transactions in some foreign  markets may be less  frequent or less  reliable  than in the United  States,  which could affect the liquidity of investments.  For  example,  securities  that are  traded in  foreign  markets  may  trade on days  (such as  Saturday  or
Holidays)  when a  Portfolio  does not  compute  its  price or accept  purchase  or  redemption  orders.  As a  result,  a shareholder may not be able to act on developments taking place in foreign countries as they occur.

         American  Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  Global Depositary  Receipts
("GDRs"), and International  Depositary Receipts ("IDRs"). ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic bank  evidencing its ownership of a security of a foreign  issuer.  ADRs  generally are publicly  traded in the
United  States.  ADRs are  subject  to many of the same  risks as  direct  investments  in  foreign  securities,  although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign  countries,  such as the risk of  expropriation.  EDRs,  GDRs and IDRs are receipts  similar to ADRs that typically  trade in countries  other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes arrangements to have its securities traded as depositary receipts.  In unsponsored  programs,  the issuer may not be directly involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose material information in the United  States and,  therefore,  the import of such  information  may not be  reflected in the market value of such securities.

         Developing  Countries.  Although none of the Portfolios  invest  primarily in securities of issuers in developing countries,  many of the Funds may  invest in these  securities  to some  degree.  Many of the risks  described  above with respect to  investing  in  foreign  issuers  are  accentuated  when the  issuers  are  located  in  developing  countries.
Developing  countries may be politically and/or economically  unstable,  and the securities markets in those countries may be less  liquid or  subject  to  inadequate  government  regulation  and  supervision.  Developing  countries  have  often experienced  high rates of inflation or sharply devalued their  currencies  against the U.S. dollar,  causing the value of investments  in companies  located in these  countries to decline.  Securities of issuers in  developing  countries may be more volatile and, in the case of debt  securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries  may include  securities  created  through the Brady Plan,  under which certain  heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign  securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably,  by exchange rates and  exchange  control  regulations.  A  Portfolio's  share  price may,  therefore,  also be  affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign exchange markets,  including  perceptions of the relative merits of investment in different  countries,  actual or
perceived  changes  in  interest  rates  or  other  complex  factors.   Currency  exchange  rates  also  can  be  affected
unpredictably  by the  intervention  or the failure to intervene by U.S. or foreign  governments or central  banks,  or by currency  controls  or  political  developments  in the U.S.  or abroad.  In  addition,  a  Portfolio  may incur  costs in connection with conversions between various currencies.

         Foreign  Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign  currencies will need to engage in foreign currency  exchange  transactions.  Such transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio  may enter into forward  foreign  currency exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified  currency at a specified future  date at a price set at the time of the  contract.  A  Portfolio  may enter  into a forward  contract  to  increase exposure  to a foreign  currency  when it wishes to "lock in" the U.S.  dollar  price of a  security  it  expects to or is obligated  to purchase or sell in the future.  This  practice  may be referred to as  "transaction  hedging." In addition, when a  Portfolio's  Sub-advisor  believes  that the  currency of a particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward contract to sell or buy the first foreign currency  (or a  currency  that acts as a proxy  for such  currency).  This  practice  may be  referred  to as  "portfolio hedging." In any event,  the precise  matching of the forward  contract  amounts and the value of the securities  involved generally  will not be  possible.  No  Portfolio  will enter into a forward  contract if it would be  obligated to sell an amount of foreign  currency in excess of the value of the Fund's  securities or other assets  denominated in or exposed to that  currency,  or will sell an amount of proxy  currency in excess of the value of securities  denominated in or exposed to the related  currency  unless open positions in forwards used for  non-hedging  purposes are covered by the segregation on the  Portfolios'  records of assets  determined to be liquid and marked to market daily.  The effect of entering into a forward  contract on a  Portfolio's  share price will be similar to selling  securities  denominated  in one  currency and purchasing  securities  denominated in another.  Although a forward contract may reduce a Portfolio's losses on securities denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the  currency's  value moves in a direction not anticipated by the Sub-advisor.  In addition,  foreign  currency  hedging may entail  significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks  represent  shares of  ownership in a company.  Generally,  preferred  stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes  of  receiving  dividend payments and on the company's  assets in the event of liquidation.  (Some of the  Sub-advisors  consider  preferred stocks to be equity  securities  for  purposes of the various  Portfolios'  investment  policies and  restrictions,  while others consider them fixed income  securities.)  After other claims are  satisfied,  common  stockholders  participate in company profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or  reinvested  in the  company  to help it grow.
Increases and decreases in earnings are usually  reflected in a company's  stock price,  so common stocks  generally  have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and governments.  Fixed-income  securities are generally  subject to two kinds of risk:  credit risk and market  risk.  Credit risk  relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by Moody's  Investors  Service,
Inc. ("Moody's") and Standard & Poor's Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's
SAI,  provide a generally  useful  guide as to such  credit  risk.  The lower the rating,  the greater the credit risk the rating  service  perceives to exist with respect to the security.  Increasing the amount of Portfolio  assets  invested in lower-rated  securities  generally will increase the Portfolio's  income,  but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the prices of fixed income  securities  generally  will be affected by changes in the level of interest  rates in the markets  generally.  An increase in interest rates will tend to reduce the prices of such  securities,  while a decline in interest rates will tend to increase their prices.  In general, the longer the  maturity  or  duration of a fixed  income  security,  the more its value will  fluctuate  with  changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield  bonds (commonly known as "junk bonds") are those that are rated lower than the four highest  categories by a nationally  recognized  statistical  rating  organization (for example,  lower than Baa by Moody's or BBB by S&P), or, if not rated, are of equivalent  investment  quality as determined by the  Sub-advisor.  Lower-rated  bonds are  generally  considered  to be high risk  investments  as they are  subject to greater  credit risk than  higher-rated  bonds.  In  addition,  the market for  lower-rated  bonds may be thinner and less active than the market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the  prices of  higher-rated  bonds,  particularly  in times of market  stress.  Because  the risk of default is higher in lower-rated bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds. In addition,  the exercise by an issuer of redemption or call  provisions that are common in lower-rated  bonds may result in their replacement by lower yielding bonds.

         Bonds rated in the four highest ratings  categories are frequently  referred to as "investment  grade."  However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities are securities  representing interests in "pools" of mortgage loans on residential or commercial  real  property and that  generally  provide for monthly  payments of both  interest and  principal,  in effect
"passing  through"  monthly  payments  made by the  individual  borrowers on the  mortgage  loans (net of fees paid to the issuer or guarantor of the securities).  Mortgage-backed  securities are frequently issued by U.S.  Government agencies or
Government-sponsored  enterprises,  and  payments of interest  and  principal  on these  securities  (but not their market prices) may be guaranteed  by the full faith and credit of the U.S.  Government or by the agency only, or may be supported by the  issuer's  ability  to borrow  from the U.S.  Treasury.  Mortgage-backed  securities  created  by  non-governmental issuers may be supported by various forms of insurance or guarantees.

         Like  other  fixed-income  securities,  the value of a  mortgage-backed  security  will  generally  decline  when interest  rates  rise.  However,  when  interest  rates  are  declining,  their  value may not  increase  as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising,  for example,  from sale of the underlying  property,  refinancing,  or  foreclosure)  may serve to reduce the remaining life of the security.
If a  security  has been  purchased  at a  premium,  the value of the  premium  would be lost in the event of  prepayment.
Prepayments on some  mortgage-backed  securities may necessitate that a Portfolio find other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition,  the mortgage  securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are a type  of  mortgage  pass-through  security  that  are typically  issued in multiple series with each series having a different  maturity.  Principal and interest  payments from the  underlying  collateral  are first used to pay the principal on the series with the shortest  maturity;  in turn,  the remaining  series are paid in order of their  maturities.  Therefore,  depending  on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are mortgage pass-through securities that have been divided into interest and principal  components.  "IOs"  (interest  only  securities)  receive the interest payments on the underlying  mortgages while "POs" (principal only  securities)  receive the principal  payments.  The cash flows and yields on IO and PO classes are extremely  sensitive to the rate of principal payments  (including  prepayments)
on the  underlying  mortgage  loans.  If the underlying  mortgages  experience  higher than  anticipated  prepayments,  an investor in an IO class of a stripped  mortgage-backed  security may fail to recoup fully its initial investment,  even if the IO class is  highly  rated or is  derived  from a  security  guaranteed  by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be affected more severely  than  would be the case  with a  traditional  mortgage-backed  security.  Unlike  other  fixed-income  and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually are similar to mortgage pass-through  securities,  but they are secured by and payable from payments on assets such as credit card,  automobile  or trade loans,  rather than  mortgages.  The credit quality of these securities  depends  primarily upon the quality of the underlying  assets and the level of credit support or enhancement  provided.  In addition,  asset-backed  securities  involve  prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may invest in  convertible  securities.  Convertible  securities  are bonds,  notes, debentures  and preferred  stocks that may be converted  into or exchanged for shares of common  stock.  Many  convertible securities are rated below  investment  grade because they fall below  ordinary debt  securities in order of preference or
priority  on  the  issuer's  balance  sheet.   Convertible   securities  generally  participate  in  the  appreciation  or depreciation of the underlying  stock into which they are  convertible,  but to a lesser degree.  Frequently,  convertible securities  are callable by the issuer,  meaning that the issuer may force  conversion  before the holder would  otherwise choose.

         Warrants are options to buy a stated  number of shares of common  stock at a specified  price any time during the life of the  warrants.  The  value of  warrants  may  fluctuate  more  than the  value of the  securities  underlying  the warrants.  A  warrant  will  expire  without  value if the  rights  under  such  warrant  are not  exercised  prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The  Portfolios  (other than the AST DeAM Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the Alger All-Cap Growth Portfolio, the AST Alliance Growth
Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio, the AST
Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  and the AST Alliance Growth and
Income  Portfolio)  may  purchase  securities  on a  when-issued,  delayed-delivery  or forward  commitment  basis.  These transactions  generally  involve the purchase of a security  with  payment and delivery due at some time in the future.  A
Portfolio does not earn interest on such securities  until  settlement and bears the risk of market value  fluctuations in between  the  purchase  and  settlement  dates.  If the seller  fails to complete  the sale,  the  Portfolio  may lose the opportunity  to obtain a favorable  price and yield.  While the  Portfolios  will  generally  engage in such  when-issued, delayed-delivery  and forward commitment  transactions with the intent of actually  acquiring the securities,  a Portfolio may sometimes  sell such a security  prior to the  settlement  date.  The AST Money Market  Portfolio  will not enter into these  commitments if they would exceed 15% of the value of the Portfolio's  total assets less its liabilities  other than liabilities created by these commitments.

         Certain  Portfolios  may  also  sell  securities  on a  delayed-delivery  or  forward  commitment  basis.  If the
Portfolio  does so, it will not  participate  in future  gains or losses  on the  security.  If the other  party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the  Trustees  of the Trust,  each  Portfolio  may invest up to 15% of its net assets in illiquid  securities (except for the AST Money Market Portfolio,  which is limited to 10% of net assets, and the
AST  Alliance/Bernstein  Growth + Value  Portfolio,  the AST Sanford  Bernstein  Core Value  Portfolio and the AST Sanford
Bernstein  Managed Index 500  Portfolio,  which is limited to 5% of its net assets).  Illiquid  securities are those that, because of the absence of a readily  available  market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of business at  approximately  the amount at which the Portfolio has valued the  investment.  Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time  considered  most advantageous  by its  Sub-advisor  and may incur  expenses that would not be incurred in the sale of securities  that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among  qualified  institutional  buyers under Rule 144A of the Securities Act of 1933.  These
Rule  144A  securities,  and well as  commercial  paper  that is sold in  private  placements  under  Section  4(2) of the
Securities Act, may be deemed liquid by the Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the
Trust.  However,  the liquidity of a Portfolio's  investments  in Rule 144A  securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each Portfolio may enter into repurchase  agreements.  Repurchase  agreements are agreements by which a Portfolio purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed upon price and date.  The resale  price is in excess of the purchase  price and  reflects an agreed upon market rate  unrelated to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully  collateralized  and can be entered into only with  well-established  banks and broker-dealers that have been deemed creditworthy by the Sub-advisor.  The AST
Goldman Sachs High Yield Portfolio may enter into repurchase  agreements  collateralized  by securities  issued by foreign governments.  Repurchase  transactions are intended to be short-term  transactions,  usually with the seller  repurchasing the  securities  within  seven  days.  Repurchase  agreements  that  mature  in more  than  seven  days are  subject  to a
Portfolio's limit on illiquid securities.

         A Portfolio  that enters into a repurchase  agreement  may lose money in the event that the other party  defaults on its  obligation  and the Portfolio is delayed or prevented  from  disposing of the  collateral.  A Portfolio also might incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral  or asserting its legal rights under the  agreement.  If a defaulting  seller filed for bankruptcy or became  insolvent,  disposition of collateral might be delayed pending court action.

         The AST Neuberger  Berman Mid-Cap Growth  Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios   (specifically,   the  AST  JPMorgan  International  Equity  Portfolio,  AST  William  Blair
International  Growth Portfolio,  the AST State Street Research Small-Cap Growth Portfolio,  the AST Goldman Sachs Mid-Cap
Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,
the AST Marsico Capital Growth Portfolio,  the AST Goldman Sachs  Concentrated  Growth  Portfolio,  the AST DeAM Large-Cap
Value Portfolio,  the AST Lord Abbett  Bond-Debenture  Portfolio,  the AST Goldman Sachs High Yield  Portfolio,  AST PIMCO
Total Return Bond Portfolio,  the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market  Portfolio) may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a Portfolio sells a portfolio  instrument and agrees to  repurchase  it at an agreed upon date and price,  which  reflects an effective  interest  rate.  It may also be viewed as a borrowing of money by the Portfolio  and, like borrowing  money,  may increase  fluctuations  in a Portfolio's share price.  When entering into a reverse  repurchase  agreement,  a Portfolio  must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that immediately  after such borrowing the value of the Portfolio's  assets  (including  borrowings)  less its liabilities (not including  borrowings)  is at least three times the amount of the  borrowings.  Should a Portfolio,  for any reason,  have borrowings  that do not meet the above test,  such Portfolio must reduce such  borrowings so as to meet the necessary test within  three  business  days.  Certain  Portfolios  (the  AST  DeAM  International  Equity  Portfolio,  the AST  JPMorgan
International  Equity  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger  Berman Mid-Cap Value Portfolio,  the AST Gabelli All-Cap Value  Portfolio,  the AST T. Rowe
Price Natural  Resources  Portfolio,  the AST DeAM Global  Allocation  Portfolio,  the AST T. Rowe Price Asset  Allocation
Portfolio and the AST Money Market  Portfolio) will not purchase  securities when outstanding  borrowings are greater than
5% of the  Portfolio's  total assets.  If a Portfolio  borrows money,  its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each  Portfolio  may  lend  securities  with a value  of up to 33 1/3% of its  total  assets  to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income. Voting rights on loaned securities  typically pass to the borrower,  although a Portfolio has the right to terminate a securities loan,  usually within three business  days, in order to vote on significant  matters or for other reasons.  All securities loans will be collateralized  by cash or securities  issued or guaranteed by the U.S.  Government or its agencies at least equal in value to the market value of the loaned  securities.  Any cash  collateral  received by a Portfolio in connection with such loans normally will be invested in short-term  instruments,  which may not be  immediately  liquid under certain circumstances.  Any losses resulting from the investment of cash collateral would be borne by the lending  Portfolio.  The
Portfolio  could also  suffer a loss  where the value of the  collateral  falls  below the  market  value of the  borrowed securities,  in the event of a Borrower's  default.  These events could trigger  adverse tax  consequences to a Portfolio.
Lending securities  involves certain other risks,  including the risk that the Portfolio will be delayed or prevented from recovering  the  collateral  if the  borrower  fails to timely  return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the Sub-advisors for the various
Portfolios  can "sweep"  excess cash  balances of the  Portfolios  to those funds for temporary  investment  purposes.  In addition,  certain  Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies.  Mutual funds pay their own operating expenses,  including investment  management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their  proportionate  share of such funds' expenses.  Furthermore, the AST DeAM Global Allocation Portfolio, focuses its investments in mutual funds including other AST portfolios.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a  securities  exchange.  An ETF  represents  a fixed portfolio  of  securities  designed to track a  particular  market  index.  Consistent  with their  respective  investment objectives and when otherwise  permissible,  the various  portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while  awaiting  purchase of underlying  securities.  The risks of owning an ETF generally  reflect the risks of owning the underlying  securities  they are designed to track,  although lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         The AST JPMorgan  International Equity Portfolio,  the AST William Blair International Growth Portfolio,  the AST
State Street Research Small-Cap Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST Goldman Sachs
Mid-Cap Growth Portfolio,  the AST Goldman Sachs  Concentrated  Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,
the AST American  Century Income & Growth  Portfolio,  the AST Gabelli All-Cap Value  Portfolio,  the AST Hotchkis & Wiley
Large-Cap  Value  Portfolio,  the AST DeAM Global  Allocation  Portfolio,  the AST  American  Century  Strategic  Balanced
Portfolio,  the AST Goldman Sachs High Yield Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO Limited
Maturity Bond  Portfolio and the AST Federated  Aggressive  Growth  Portfolio  make short sales "against the box." A short sale against the box involves  selling a security that the Portfolio  owns, or has the right to obtain without  additional costs,  for  delivery  at a  specified  date in the future.  A  Portfolio  may make a short sale  against the box to hedge against  anticipated  declines  in the market  price of a  portfolio  security.  If the value of the  security  sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

         Certain  Portfolios  may  participate  in  the  initial  public  offering  ("IPO")  market,  and a  portion  of a
Portfolio's  returns may be  attributable  to Portfolio  investments in IPOs.  There is no guarantee that as a Portfolio's assets grow it will be able to  experience  significant  improvement  in  performance  by investing in IPOs. A Portfolio's purchase of shares issued as part of, or a short period after,  companies'  IPOs,  exposes it to the risks associated with companies that have little  operating  history as public  companies,  as well as to the risks inherent in those sectors of the  market  where  these new  issuers  operate.  The  market  for IPO  issuers  has been  volatile,  and share  prices of newly-public companies have fluctuated in significant amounts over short periods of time.

                                                          NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Managers
American Skandia Investment Services, Incorporated                     Prudential Investments LLC
One Corporate Drive                                                    Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484                                             Newark, NJ  07102

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Equity Management Company
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management, LLC
J.P. Morgan Investment Management, Inc.
Lord, Abbett & Co. LLC
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Sanford C. Bernstein & Co., LLC
State Street Research and Management Company
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.
William Blair & Company L.L.C.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
KPMG LLP
757 Third Avenue
New York, NY 10017

Legal Counsel
Shea & Gardner
1800 Massachusetts Ave, N.W.
Washington, D.C. 20036

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling (800)  752-6342 or by writing to the American  Skandia Trust at
One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information  about the  Portfolios  is included in a Statement of  Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available in the annual and semi-annual  reports to holders of variable annuity contracts and variable life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions and investment  strategies  that  significantly affected  each  Portfolio's  performance  during its last  fiscal  year.  The  Statement  of  Additional  Information  and additional copies of annual and semi-annual reports are available without charge by calling the above number.

         Delivery of  Prospectus  and other  Documents to  Households.  To lower costs and eliminate  duplicate  documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's  prospectus,  prospectus  supplements,  annual and  semi-annual  reports,  proxy  statements  and  information statements,  or any other required  documents to your address even if more than one  shareholder  lives there. If you have previously  consented to have any of these documents  delivered to multiple investors at a shared address,  as required by law,  and wish to revoke this consent or  otherwise  would  prefer to continue to receive  your own copy,  you should call
1-800-SKANDIA or write to "American  Skandia Trust,  c/o American  Skandia Life Assurance  Corporation." at P.O. Box 7038,
Bridgeport,  CT  06601-9642.  The Trust will begin  sending  individual  copies to you  within  thirty  days of receipt of revocation.

         The  information in the Trust's filings with the Securities and Exchange  Commission  (including the Statement of
Additional  Information) is available from the  Commission.  Copies of this  information may be obtained,  upon payment of duplicating  fees,  by  electronic  request to  publicinfo@sec.gov  or by  writing  the  Public  Reference  Section of the
                                                --------------------
Commission,  Washington,  D.C.  20549-0102.  The  information can also be reviewed and copied at the  Commission's  Public
Reference Room in Washington,  D.C.  Information on the operation of the Public  Reference Room may be obtained by calling the  Commission  at  1-202-942-8090.  Finally,  information  about the Trust is  available  on the EDGAR  database  on the
Commission's Internet site at http://www.sec.gov.
                              -------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                             May 1, 2004

                                                  AMERICAN SKANDIA TRUST
                                      One Corporate Drive, Shelton, Connecticut 06484
---------------------------------------------------------------------------------------------------------------------------
American Skandia Trust (the "Trust") is a managed,  open-end  investment company whose separate  portfolios  ("Portfolios")
are  diversified,  unless  otherwise  indicated.  The  Trust  seeks to meet the  differing  objectives  of its  Portfolios.
Currently,  these Portfolios are the AST JPMorgan  International Equity Portfolio  (formerly,  the AST Strong International
Equity Portfolio),  the AST William Blair International Growth Portfolio,  the AST DeAM International Equity Portfolio, the
AST MFS Global  Equity  Portfolio,  the AST State  Street  Research  Small-Cap  Growth  Portfolio  (formerly,  the AST PBHG
Small-Cap Growth Portfolio),  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated Aggressive Growth Portfolio,  the
AST Goldman  Sachs  Small-Cap  Value  Portfolio,  the AST Gabelli  Small-Cap  Value  Portfolio,  the DeAM  Small-Cap  Value
Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST
Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Alger  All-Cap  Growth  Portfolio,  the AST  Gabelli  All-Cap  Value
Portfolio,  the AST T. Rowe Price  Natural  Resources  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST MFS Growth
Portfolio,  the AST Marsico Capital Growth Portfolio,  the AST Goldman Sachs  Concentrated  Growth Portfolio,  the AST DeAM
Large-Cap Value  Portfolio,  the AST Hotchkis & Wiley Large-Cap Value Portfolio  (formerly,  the AST INVESCO Capital Income
Portfolio),  the AST Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio, the AST
Cohen & Steers Realty Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST American Century Income &
Growth  Portfolio,  the AST  Alliance  Growth and Income  Portfolio,  the AST DeAM  Global  Allocation  Portfolio,  the AST
American Century Strategic  Balanced  Portfolio,  the AST T. Rowe Price Asset Allocation  Portfolio,  the AST T. Rowe Price
Global Bond Portfolio, the AST Goldman Sachs High Yield Portfolio (formerly,  the AST Federated High Yield Portfolio),  the
AST Lord Abbett Bond-Debenture  Portfolio,  the AST PIMCO Total Return Bond Portfolio,  the AST PIMCO Limited Maturity Bond
Portfolio and the AST Money Market Portfolio.

American  Skandia  Investment  Services,  Incorporated  ("ASISI")  serves as co-manager of the Trust along with  Prudential
Investments  LLC ("PI") (each an "Investment  Manager" and together the  "Investment  Managers").  The Investment  Managers
engage a sub-advisor  ("Sub-advisor")  for each  Portfolio.  The  Sub-advisor  for each  Portfolio is as follows:  (a) J.P.
Morgan  Investment  Management Inc.: AST JP Morgan  International  Equity  Portfolio;  (b) William Blair & Company LLC: AST
William Blair  International  Growth  Portfolio:  (c) American Century  Investment  Management,  Inc.: AST American Century
Income & Growth Portfolio,  AST American Century Strategic  Balanced  Portfolio;  (d) Deutsche Asset Management,  Inc.: AST
DeAM  International  Equity Portfolio,  AST DeAM Small-Cap Growth Portfolio,  AST DeAM Small-Cap Value Portfolio,  AST DeAM
Large-Cap Value Portfolio,  DeAM Global Allocation Portfolio;  (e) Massachusetts Financial Services Company: AST MFS Global
Equity Portfolio,  AST MFS Growth Portfolio;  (f) State Street Research and Management  Company:  AST State Street Research
Small-Cap Growth  Portfolio;  (g) Federated Equity  Management  Company of Pennsylvania:  AST Federated  Aggressive  Growth
Portfolio;  (h) Goldman Sachs Asset  Management,  L.P.:  AST Goldman Sachs  Small-Cap  Value  Portfolio,  AST Goldman Sachs
Mid-Cap Growth Portfolio,  AST Goldman Sachs  Concentrated  Growth Portfolio,  AST Goldman Sachs High Yield Portfolio:  (i)
GAMCO  Investors,  Inc.;  AST Gabelli  Small-Cap  Value  Portfolio,  AST Gabelli  All-Cap Value  Portfolio;  (j) Fred Alger
Management,  Inc.: AST Alger All-Cap Growth  Portfolio;  (k) Neuberger Berman Management Inc.: AST Neuberger Berman Mid-Cap
Value  Portfolio,  AST Neuberger Berman Mid-Cap Growth  Portfolio;  (l) T. Rowe Price  Associates,  Inc.: AST T. Rowe Price
Natural  Resources  Portfolio,  AST T. Rowe Price Asset Allocation  Portfolio;  (m) Alliance  Capital  Management L.P.: AST
Alliance Growth Portfolio,  the growth portion of the AST Alliance/Bernstein  Growth + Value Portfolio, AST Alliance Growth
and Income Portfolio;  (n) Marsico Capital Management,  LLC: AST Marsico Capital Growth Portfolio; (o) Sanford C. Bernstein
& Co., LLC: the value portion of the AST Alliance/Bernstein  Growth + Value Portfolio,  AST Sanford Bernstein Managed Index
500  Portfolio,  AST Sanford  Bernstein Core Value  Portfolio;  (p) Cohen & Steers  Capital  Management,  Inc.: AST Cohen &
Steers Realty Portfolio;  (q) Hotchkis and Wiley Capital  Management,  LLC: AST Hotchkis & Wiley Large-Cap Value Portfolio;
(r) T. Rowe Price  International,  Inc.:  AST T. Rowe Price  Global Bond  Portfolio  (s) Lord,  Abbett & Co. LLC:  AST Lord
Abbett  Bond-Debenture  Portfolio;  (t) Pacific  Investment  Management Company LLC: AST PIMCO Total Return Bond Portfolio,
AST PIMCO Limited Maturity Bond Portfolio;  and (u) Wells Capital Management, Incorporated: AST Money Market Portfolio.

This  Statement of Additional  Information  ("SAI" or  "Statement")  is not a prospectus.  It should be read in conjunction with the Trust's current Prospectus,  a copy of which may be obtained by writing the Trust's  administrative  office at One
Corporate  Drive,  Shelton,  Connecticut  06484 or by calling (203)  926-1888.  This SAI relates to the Trust's  Prospectus dated May 1, 2004.

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Caption                                                                                                                         Page
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GENERAL INFORMATION AND HISTORY:

..........Prior to May 1, 1992, the Trust was known as the Henderson  International Growth Fund, which consisted of only one portfolio.  This initial Portfolio is currently known as the AST JPMorgan  International  Equity Portfolio  (formerly known as  the  AST  Strong  International  Equity  Portfolio,  the  AST  AIM  International  Equity  Portfolio,  the  AST  Putnam
International  Equity Portfolio and the Seligman Henderson  International  Equity  Portfolio).  The AST Alliance Growth and
Income  Portfolio  (formerly  known as the AST Lord  Abbett  Growth and Income  Portfolio)  was first  offered as of May 1,
1992. The AST Goldman Sachs  Concentrated  Growth  Portfolio  (formerly  known as the AST JanCap Growth  Portfolio) and the
AST Money Market  Portfolio  were first offered as of November 4, 1992. The AST Neuberger  Berman  Mid-Cap Value  Portfolio
(formerly known as the Federated  Utility Income Portfolio) and the AST DeAM Global  Allocation  Portfolio  (formerly known as the AIM Balanced  Portfolio,  the AST Putnam Balanced Portfolio and the AST Phoenix Balanced Asset Portfolio) were first offered  as of May 1, 1993.  The  Goldman  Sachs  High Yield  Portfolio  (formerly  known as the AST  Federated  High Yield
Portfolio),  the AST T. Rowe Price Asset  Allocation  Portfolio,  AST State  Street  Research  Small-Cap  Growth  Portfolio
(formerly  known as the AST PBHG Small-Cap  Growth  Portfolio,  the AST Janus Small-Cap  Growth  Portfolio and the Founders
Capital  Appreciation  Portfolio),  the AST Hotchkis & Wiley Large-Cap  Value Portfolio  (formerly known as the AST INVESCO
Capital  Income  Portfolio)  and the AST PIMCO Total Return Bond  Portfolio were first offered as of December 31, 1993. The
AST T. Rowe Price  Global  Bond  Portfolio  (formerly  known as the AST Scudder  International  Bond  Portfolio)  was first offered as of May 1, 1994.  The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  (formerly  known as the Berger  Capital
Growth  Portfolio) was first offered as of October 19, 1994. The AST DeAM  International  Equity Portfolio  (formerly known as AST Founders Passport Portfolio and the Seligman  Henderson  International  Small Cap Portfolio),  the AST T. Rowe Price
Natural  Resources  Portfolio and the AST PIMCO Limited  Maturity Bond  Portfolio were first offered as of May 2, 1995. The
AST Alliance  Growth  Portfolio  (formerly  known as the AST  Oppenheimer  Large-Cap  Growth  Portfolio  and the  Robertson
Stephens  Value + Growth  Portfolio)  was first  offered as of May 2, 1996.  The AST  William  Blair  International  Growth
Portfolio  (formerly  known as the AST  Janus  Overseas  Growth  Portfolio),  the AST  Gabelli  Small-Cap  Value  Portfolio
(formerly  known as the AST T. Rowe Price Small Company  Value  Portfolio),  the AST American  Century  Strategic  Balanced
Portfolio and the AST American  Century Income & Growth  Portfolio  (formerly known as the AST Putnam Value Growth & Income
Portfolio)  were first  offered as of January 2, 1997.  The AST Marsico  Capital  Growth  Portfolio was first offered as of
December 22,  1997.  The AST Goldman  Sachs  Small-Cap  Value  Portfolio  (formerly  known as the AST Lord Abbett Small Cap
Value  Portfolio),  the AST Cohen & Steers  Realty  Portfolio,  and the AST Sanford  Bernstein  Managed Index 500 Portfolio
(formerly  known as the AST Bankers Trust Managed Index 500  Portfolio)  were first offered as of January 2, 1998.  The AST
DeAM Small-Cap Growth  Portfolio  (formerly known as the AST Scudder  Small-Cap  Growth  Portfolio) was first offered as of
January 4, 1999.  The AST MFS Global  Equity  Portfolio and the AST MFS Growth  Portfolio  were first offered as of October
18,  1999.  The AST Alger  All-Cap  Growth  Portfolio  was first  offered as of December 30,  1999.  The AST Goldman  Sachs
Mid-Cap Growth  Portfolio  (formerly known as the AST Janus Mid-Cap Growth  Portfolio) was first offered as of May 1, 2000.
The AST Federated  Aggressive  Growth  Portfolio,  the AST Gabelli  All-Cap Value  Portfolio,  the AST DeAM Large-Cap Value
Portfolio  (formerly known as the Janus Strategic Value  Portfolio) and the AST Lord Abbett  Bond-Debenture  Portfolio were first  offered on October 23, 2000.  The AST  Alliance/Bernstein  Growth + Value  Portfolio  and the AST Sanford  Bernstein
Core Value  Portfolio were first offered on May 1, 2001. The AST DeAM Small-Cap  Growth  Portfolio was first offered on May
1, 2002.

INVESTMENT OBJECTIVES AND POLICIES:

..........The following  information  supplements,  and should be read in  conjunction  with,  the discussion in the Trust's
Prospectus  of the  investment  objective  and  policies of each  Portfolio.  The  investment  objective  and  supplemental information  regarding the  investment  policies for each of the  Portfolios  are described  below and should be considered separately.  Each Portfolio has a different  investment  objective and certain  policies may vary. As a result,  the risks, opportunities  and  return  in each  Portfolio  may  differ.  There can be no  assurance  that any  Portfolio's  investment objective  will be  achieved.  Certain  risk  factors  in  relation  to various  securities  and  instruments  in which the
Portfolios  may invest are  described  in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

..........The  investment  objective  and the  investment  policies and  limitations  of each  Portfolio,  unless  otherwise specified,  are not  "fundamental"  policies and may be changed by the Board of Trustees of the Trust  without  approval of the  shareholders of the affected  Portfolio.  Those investment  policies  specifically  labeled as fundamental,  including those  described  in the  "Investment  Restrictions"  section of this  Statement,  may not be changed  without  shareholder approval.  Fundamental  investment  policies of a Portfolio may be changed only with the approval of at least the lesser of
(1) 67% or more of the total shares of the  Portfolio  represented  at a meeting at which more than 50% of the  outstanding shares of the Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST JPMorgan International Equity Portfolio:

Investment  Objective:  The  investment  objective  of  the  Portfolio  (formerly,  the  AST  Strong  International  Equity
Portfolio) is to seek long-term capital growth by investing in a diversified portfolio of international equity securities.

Investment Policies:

         Real Estate  Investment  Trusts  ("REITs").  The Portfolio may invest in equity and/or debt  securities  issued by
REITs.  Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Portfolio.   By  investing  in  REITs  indirectly  through  the  Portfolio,  a  shareholder  will  bear  not  only  his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Reverse  Repurchase  Agreements.  The  Portfolio  may  employ  reverse  repurchase  agreements  (i) for  temporary emergency  purposes,  such as to meet  unanticipated net redemptions so as to avoid liquidating other portfolio  securities during  unfavorable  market  conditions;  (ii) to cover  short-term  cash  requirements  resulting from the timing of trade settlements;  or (iii) to take  advantage of market  situations  where the  interest  income to be earned from the from the investment of the proceeds of the transaction is greater than the interest  expense of the  transaction.  The Portfolio may enter  into  reverse  repurchase  agreements  in  amounts  not  exceeding  10% of the  value of its total  assets.  Reverse repurchase  agreements  involve  the risk  that the  market  value  of  securities  retained  by the  Portfolio  in lieu of liquidation  may decline  below the  repurchase  price of the  securities  sold by the  Portfolio  that it is  obligated to repurchase.  This risk could cause a reduction in the net asset value of the Portfolio's shares.

         Additional  information about reverse repurchase agreements and their risks are included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  While  securities  are being lent,  the Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the borrower.  The  Portfolio  has the right to call its loans and obtain the  securities on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time that  coincides  with the  normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit,  consist of possible delay in  receiving  additional  collateral  or in the  recovery  of the  securities  or  possible  loss of  rights  in the collateral  should the borrower  fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The  Portfolio may borrow money to a limited  extent from banks for  temporary or emergency  purposes subject  to the  limitations  under the 1940  Act.  In  addition,  the  Portfolio  does not  intend to engage in  leverage;
therefore,  consistent  with current  interpretations  of the SEC, the Portfolio  will not purchase  additional  securities while  borrowings  from banks  exceed 5% of the  Portfolio's  total  assets.  Additional  information  about  borrowing  is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Issued on a  When-Issued  or  Delayed-Delivery  Basis.  The  Portfolio  may purchase  securities  on a
"when-issued"  basis, that is, delivery of and payment for the securities is not fixed at the date of purchase,  but is set after the securities are issued (normally  within  forty-five days after the date of the  transaction).  The Portfolio also may purchase or sell  securities on a  delayed-delivery  basis.  The payment  obligation and the interest rate that will be received on the delayed  delivery-securities  are fixed at the time the buyer enters into the commitment.  If the Portfolio purchases  a  when-issued  security  or enters into a  delayed-delivery  agreement,  the  Portfolio's  custodian  bank will segregate  cash or other  liquid  assets in an amount at least  equal to the  when-issued  commitment  or  delayed-delivery agreement  commitment.  Additional  information  about  when-issued and  delayed-delivery  transactions  and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As described in the Trust's  Prospectus,  the Portfolio may from time to time make short sales against the box. To secure its obligation to deliver the securities  sold short,  the Portfolio will deposit in escrow in a separate  account with its custodian an equal amount of the  securities  sold short or  securities  convertible into or exchangeable  for such securities.  Because the Portfolio  ordinarily will want to continue to receive interest and dividend  payments on securities in its portfolio that are convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes  that the price of a security  may decline, causing a decline in the value of a security  owned by the Portfolio or a security  convertible  into or  exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced by a gain in the short position.  Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the
Portfolio owns, either directly or indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the conversion  premium.  In  determining  the number of shares to be sold short against the  Portfolio's  position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the Portfolio's total assets be deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The  Portfolio  normally  invests  primarily  in  foreign  securities,   including  American
Depositary  Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs,  in  registered  form,  are designed for use in the United  States  securities  markets,  and EDRs,  in bearer  form,  are designed for use in European securities  markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC  markets in the  United  States or
Europe,  as the case may be.  ADRs,  like other  securities  traded in the  United  States,  will be subject to  negotiated commission rates.

         To the extent the Portfolio invests in securities denominated in foreign currencies,  the Portfolio bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Portfolio's  investments in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including  common and  preferred  stock,  depositary  receipts for stock and fixed income or equity  securities  exchangeable for or convertible into stock) of foreign companies that generally are listed on a recognized  foreign  securities  exchange or traded in a foreign  over-the-counter  market. The Portfolio may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market.

         Investments by the Portfolio in foreign securities,  whether denominated in U.S. currencies or foreign currencies, may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Investment  by the  Portfolio in ADRs,  EDRs and similar  securities  also may entail some or all or these risks. The Sub-advisor seeks to mitigate the risks associated with foreign  investment  through  diversification  and active professional management.

                  Developing  Countries.  A developing country or emerging market country can be considered to be a country that is in the  initial  stages of its  industrialization  cycle.  Currently,  emerging  markets  generally  include  every country in the world  other than the  developed  European  countries  (primarily  in Western  Europe),  the United  States,
Canada,  Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The  characteristics  of markets can change over time.
Currently,  the Sub-advisor  believes that investing in many emerging  markets is not desirable or feasible  because of the
lack  of  adequate  custody  arrangements  for  the  Portfolio's  assets,   overly  burdensome   repatriation  and  similar
restrictions,  the lack of organized and liquid  securities  markets,  unacceptable  political  risks or other reasons.  As desirable  opportunities to invest in securities in emerging markets develop,  the Portfolio may expand and further broaden the group of emerging markets in which it invests.

         Many of the risks  relating  to  foreign  securities  generally  will be greater  for  emerging  markets  than for developed  countries.  Many emerging  markets have  experienced  substantial  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have very  negative  effects on the economies and securities  markets for certain  developing  markets.  Economies in emerging markets  generally are heavily  dependent upon international  trade and  accordingly,  have been and may  continue to be affected  adversely by trade  barriers,  exchange controls,  managed  adjustments in relative currency values and other  protectionist  measures imposed or negotiated by the countries  with which they trade.  These  economies  also have been and may  continue to be affected  adversely by economic conditions in the countries  with which they trade.  There also may be a lower level of securities  market  monitoring  and regulation of developing markets and the activities of investors in such markets,  and enforcement of existing  regulations has been  extremely  limited.  The  possibility  of revolution  and the  dependence on foreign  economic  assistance may be greater in these countries than in developed countries.

         In addition,  brokerage commissions,  custodial services and other costs relating to investment in foreign markets are often higher than the costs of  investing  in the United  States;  this is  particularly  true with respect to emerging markets.  Such markets have different  settlement and clearance  procedures.  In certain markets there have been times when settlements have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such transactions.  Such  settlement  problems  may cause  emerging  market  securities  to be  illiquid.  The  inability of the
Portfolio to make intended  securities  purchases due to settlement  problems could cause the Portfolio to miss  attractive investment  opportunities.  Inability to dispose of a portfolio  security  caused by  settlement  problems  could result in losses to the  Portfolio due to  subsequent  declines in value of the  portfolio  security or, if the Portfolio has entered into a contract to sell the  security,  could result in  liability  to the  purchaser.  Certain  emerging  markets may lack clearing  facilities  equivalent to those in developed  countries.  Accordingly,  settlements can pose additional  risks in such markets and ultimately  can expose the Portfolio to the risk of losses  resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation may arise in one or more  emerging  markets as a result of which trading of securities may cease or may be substantially  curtailed and prices for the Portfolio's  portfolio  securities in such markets may not be readily available.  The Portfolio's  portfolio securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Trust's Board of Trustee.

         Portfolio  Turnover.  Any particular security will be sold, and the proceeds  reinvested,  whenever such action is deemed  prudent from the  viewpoint of the  Portfolio's  investment  objective,  regardless  of the holding  period of that security.  Additional  information  about portfolio  turnover is included in this Statement under "Portfolio  Transactions"
and the Trust's Prospectus under  "Portfolio Turnover."

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts,  futures contracts,  options on securities,  options on indices,  options on currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated  with the  Portfolio's  investments.  These  instruments are often referred to as "derivatives,"  which may be defined as financial  instruments  whose  performance is derived,  at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of  Options,  Futures  and  Currency  Strategies.  The use by the  Portfolio  of  options,  futures contracts  and  forward  currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be imperfect  correlation,  or even no correlation,  between the price movements or an instrument (such as an option contract)
and the price movements of the investments  being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential  decline in a security  and the  security  does  decline in price,  the put  option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments being hedged, such as changing interest rates,  market liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging  transaction if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

                   Cover.  Transactions  using  forward  contracts,  futures  contracts  and options  (other  than  options purchased by a Portfolio)  expose the  Portfolio to an  obligation to another  party.  A Portfolio  will not enter into any such  transactions  unless it owns either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other options,  forward  contracts or futures  contracts  or (2) cash or liquid  assets with a value  sufficient  at all times to cover its  potential  obligations  not covered as  provided in (1) above.  The  Portfolio  will comply with SEC  guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

                  Assets used as cover cannot be sold while the position in the  corresponding  forward  contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large portion of a Portfolio's assets is used for cover or otherwise set aside, it could affect  portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

                  Writing Call  Options.  The  Portfolio  may write (sell)  covered  call  options on  securities,  futures contracts,  forward contracts,  indices and currencies.  Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or  currency.  The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract  or currency would decline below the exercise price less the premium received.

                  Purchasing  Put  Options.  The  Portfolio  may  purchase put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has written  other put options.  For  example,  where the  Portfolio  has written a put option on an  underlying  security, rather than entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price  and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in combinations,  these strategies are commonly referred to as "put spreads."  Likewise,  the Portfolio may write call options on underlying  securities,  contracts or currencies  against which it has purchased  protective put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call Options.  The  Portfolio  may purchase  covered call options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying  securities,  contracts or currencies  against which it has written other call  options.  For example,  where the  Portfolio  has written a call option on an underlying  security, rather than entering a closing  transaction of the written  option,  it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  call.  Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation  (which would guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index  options may be greater than  options on  securities.
Because index options are settled in cash,  when the Portfolio  writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring and holding the underlying  securities.  The Portfolio can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of securities  similar to those on which the underlying index is based.  However,  the Portfolio cannot,  as a practical matter,  acquire and hold a portfolio containing  exactly  the same  securities  as  underlie  the index  and,  as a  result,  bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

                  Limitations  on Options.  The  Portfolio  will not write  options if,  immediately  after such sale,  the aggregate  value of securities or obligations  underlying the  outstanding  options  exceeds 20% of the  Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest Rate,  Currency and Stock Index Futures  Contracts.  The Portfolio may enter into interest rate, currency or stock index futures  contracts  (collectively,  "Futures" or "Futures  Contracts")  and options on Futures as a hedge  against  changes  in  prevailing  levels  of  interest  rates,  currency  exchange  rates  or  stock  price  levels, respectively,  in order to establish more  definitely the effective  return on securities or currencies held or intended to be  acquired  by it. The  Portfolio's  hedging  may  include  sales of Futures as an offset  against the effect of expected increases in interest  rates,  and decreases in currency  exchange  rates and stock  prices,  and purchase of Futures as an offset  against the effect of expected  declines in interest  rates,  and  increases  in currency  exchange  rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures exchanges and are standardized as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and trading  thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or Futures will be purchased  to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid  secondary  market or the  imposition of price  limits,  it could incur  substantial  losses.  The  Portfolio  would continue  to be  subject  to market  risk with  respect  to the  position.  In  addition,  except in the case of  purchased options,  the  Portfolio  might be required to maintain  the  position  being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their risks is included in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract  is an  obligation,  usually  arranged  with a  commercial  bank or other currency  dealer,  to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make delivery of the currency at the maturity of the forward  contract.  The
Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward  contracts  varies with factors such as the currencies  involved, the length of the  contract  period and the market  conditions  then  prevailing.  Because  forward  contracts  are usually entered into on a principal  basis,  no fees or commissions are involved.  The use of forward  contracts does not eliminate fluctuations in the prices of the underlying  securities the Portfolio owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST JPMorgan  International  Equity  Portfolio.  These limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Make investments for the purpose of gaining control of a company's management.

AST William Blair International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures  contracts  positions and options on futures  contracts  written by the Portfolio  would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy,  and only pursuant to procedures  adopted,  by the  Sub-advisor  for monitoring the  creditworthiness  of those  entities.  To the extent that an option bought or written by the Portfolio in a negotiated  transaction is illiquid,  the value of an option bought or the amount of the Portfolio's  obligations  under an option  written  by the  Portfolio,  as the  case  may be,  will be  subject  to the  Portfolio's  limitation  on  illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  at a time  when  the  Sub-advisor  believes  it  would  be  advantageous  for the  Portfolio  to do so.  For a description of these  strategies and  instruments  and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar instruments.  Eurodollar instruments are
U.S.  dollar-denominated  futures  contracts  or options  thereon  which are linked to the London  Interbank  Offered  Rate
("LIBOR"), although foreign currency-denominated  instruments are available from time to time. Eurodollar futures contracts enable  purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The
Portfolio  might use Eurodollar  futures  contracts and options  thereon to hedge against  changes in LIBOR,  to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related  Products.  The Portfolio may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Portfolio's  obligations  over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or  high-grade  liquid assets having an aggregate net asset value at least equal to the accrued excess will be  maintained  in a segregated  account by the custodian of the  Portfolio.  If the  Portfolio  enters into an interest  rate swap on other than a net basis,  it would  maintain a  segregated  account in the full  amount  accrued on a daily basis of its  obligations  with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default  by the other  party to such a  transaction,  the  Portfolio  will have  contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells (i.e.,  writes)  caps and floors,  it will  segregate  cash or  high-grade  liquid  assets  having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its obligations  with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its counterparty to collateralize  obligations under the swap. Under the documentation  currently used in those markets, the risk of loss with  respect to interest  rate swaps is limited to the net amount of the payments  that the  Portfolio is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Portfolio  would  risk the loss of the net amount of the  payments  that it  contractually  is  entitled  to  receive.  The
Portfolio  may buy and sell (i.e.,  write)  caps and floors  without  limitation,  subject to the  segregation  requirement described  above.  For an additional  discussion of these  strategies,  see this Statement  under "Certain Risk Factors and
Investment Methods."

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio will limit its aggregate investment  in a money  market fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step  Coupon  Securities.  The  Portfolio  may  invest  up to 10% of its  assets in zero-coupon,  pay-in-kind  and step coupon  securities.  For a discussion  of  zero-coupon  debt  securities  and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Pass-Through  Securities.  The  Portfolio  may  invest  in  various  types  of  pass-through  securities,  such as mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate  of interest in a pool of debt  obligations  that have been  repackaged by an  intermediary,  such as a bank or broker-dealer.  The  purchaser  of a  pass-through  security  receives  an  undivided  interest in the  underlying  pool of securities.  The issuers of the underlying  securities make interest and principal  payments to the intermediary  which are passed through to purchasers,  such as the Portfolio.  For an additional discussion of pass-through  securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are receipts  issued by an American bank or trust company  evidencing  ownership of underlying  securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S.  securities  markets.  Unsponsored ADRs may be created without the  participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the
ADR  facility,  whereas  foreign  issuers  typically  bear  certain  costs in a sponsored  ADR.  The bank or trust  company depositary of an  unsponsored  ADR may be under no obligation to distribute  shareholder  communications  received from the foreign issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts ("EDRs"), receipts issued by a European financial  institution  evidencing an arrangement  similar to that of ADRs, Global Depositary
Receipts ("GDRs") and in other similar  instruments  representing  securities of foreign  companies.  EDRs, in bearer form, are designed for use in European  securities  markets.  GDRs are securities  convertible into equity  securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income  producing  securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are similar to a put,  give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Portfolio will not invest more than 5% of its assets in inverse  floaters.  The
Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain cash to make additional  investments.  While a reverse repurchase  agreement is outstanding,  the Portfolio will maintain cash and  appropriate  liquid assets in a segregated  custodial  account to cover its obligation  under the agreement.  The Portfolio will enter into reverse  repurchase  agreements  only with parties that
Sub-advisor deems creditworthy.  For an additional description of these investment  techniques,  see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST William Blair International  Growth Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval:

         1.       The Portfolio  will not change its policy to invest at least 80% of the value of its assets in securities of issuers that are  economically  tied to countries  other than the United States unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio will not (i) enter into any futures  contracts and related  options for purposes other than bona fide  hedging  transactions  within the meaning of CFTC  regulations  if the  aggregate  initial  margin and  premiums required to establish  positions in futures  contracts and related  options that do not fall within the  definition of bona fide  hedging  transactions  will exceed 5% of the fair market  value of the  Portfolio's  net  assets,  after  taking into account  unrealized  profits and  unrealized  losses on any such  contracts  it has entered  into;  and (ii) enter into any futures  contracts if the aggregate amount of the Portfolio's  commitments under  outstanding  futures contracts  positions would exceed the market value of its total assets.

         3.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         4.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         5.       The Portfolio does not currently intend to purchase securities of other investment  companies,  except in compliance with the 1940 Act.

         6.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin, guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         7.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule, and Section 4(2) commercial paper.  Accordingly, such securities may not be subject to the foregoing limitation.

         8.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Options On Stock  Indices and Stocks.  An option is a right to buy or sell a security at a specified  price within a  limited  period  of time.  The  Portfolio  may  write  ("sell")  covered  call  options  on any or all of its  portfolio securities.  In addition,  the Portfolio may purchase  options on securities.  The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write ("sell") options on any or all of its portfolio  securities and at such time and from time to time as the  Sub-advisor  shall  determine to be  appropriate.  No specified  percentage  of the  Portfolio's  assets is invested in  securities  with  respect to which  options  may be  written.  The extent of the  Portfolio's  option  writing activities  will vary from time to time  depending  upon the  Sub-advisor's  evaluation  of market,  economic  and monetary conditions.

         When the  Portfolio  purchases a security  with respect to which it intends to write an option,  it is likely that the  option  will be  written  concurrently  with or  shortly  after  purchase.  The  Portfolio  will  write an option on a particular  security only if the Sub-advisor  believes that a liquid secondary market will exist on an exchange for options of the same  series,  which  will  permit the  Portfolio  to enter into a closing  purchase  transaction  and close out its position.  If the  Portfolio  desires to sell a  particular  security on which it has  written an option,  it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing  purchase  transactions  to reduce the percentage of its assets against which options are written,  to realize a profit on a previously  written  option,  or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

         Options written by the Portfolio will normally have  expiration  dates between three and nine months from the date written.  The  exercise  prices of options may be below,  equal to or above the  current  market  values of the  underlying securities at the times the options are written.  From time to time for tax and other  reasons,  the Portfolio may purchase an underlying  security for delivery in accordance  with an exercise  notice  assigned to it, rather than  delivering  such security from its portfolio.

         A stock index  measures  the  movement of a certain  group of stocks by  assigning  relative  values to the stocks included in the index.  The Portfolio  purchases put options on stock indices to protect the portfolio  against  decline in value.  The  Portfolio  purchases  call  options on stock  indices to  establish  a position  in  equities  as a  temporary substitute  for  purchasing  individual  stocks that then may be acquired  over the option  period in a manner  designed to minimize  adverse  price  movements.  Purchasing  put and call  options on stock  indices  also  permits  greater  time for evaluation  of  investment  alternatives.  When the  Sub-advisor  believes  that the trend of stock prices may be downward, particularly  for a short period of time,  the purchase of put options on stock indices may eliminate the need to sell less liquid  stocks and possibly  repurchase  them later.  The purpose of these  transactions  is not to generate  gain,  but to
"hedge" against  possible loss.  Therefore,  successful  hedging  activity will not produce net gain to the Portfolio.  Any gain in the price of a call option is likely to be offset by higher prices the  Portfolio  must pay in rising  markets,  as cash  reserves  are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         Transactions  in options are subject to  limitations,  established by each of the exchanges upon which options are traded,  governing the maximum  number of options  which may be written or held by a single  investor or group of investors acting in concert,  regardless  of whether the options are held in one or more  accounts.  Thus,  the number of options the
Portfolio may hold may be affected by options held by other  advisory  clients of the  Sub-advisor.  As of the date of this
Statement,  the  Sub-advisor  believes  that these  limitations  will not affect the purchase of stock index options by the
Portfolio.

         One  risk of  holding  a put or a call  option  is that if the  option  is not  sold  or  exercised  prior  to its expiration,  it becomes  worthless.  However,  this risk is limited to the premium  paid by the  Portfolio.  Other risks of purchasing  options include the possibility  that a liquid  secondary market may not exist at a time when the Portfolio may wish to close out an option  position.  It is also  possible  that trading in options on stock indices might be halted at a time when the securities  markets  generally were to remain open. In cases where the market value of an issue  supporting a covered  call  option  exceeds  the  strike  price  plus the  premium  on the call,  the  Portfolio  will lose the right to appreciation  of the stock for the duration of the option.  For an  additional  discussion  of options on stock indices and stocks and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Futures  Contracts.  The Portfolio may enter into futures  contracts  (or options  thereon) for hedging  purposes.
U.S.  futures  contracts are traded on exchanges which have been  designated  "contract  markets" by the Commodity  Futures
Trading Commission  ("CFTC") and must be executed through a futures commission  merchant (an "FCM") or brokerage firm which is a member  of the  relevant  contract  market.  Although  futures  contracts  by their  terms  call for the  delivery  or acquisition of the  underlying  commodities  or a cash payment based on the value of the  underlying  commodities,  in most cases  the  contractual  obligation  is offset  before  the  delivery  date of the  contract  by  buying,  in the case of a contractual  obligation to sell, or selling, in the case of a contractual  obligation to buy, an identical futures contract on a commodities exchange.  Such a transaction cancels the obligation to make or take delivery of the commodities.

         The  acquisition  or sale of a futures  contract  could occur,  for example,  if the Portfolio  held or considered purchasing  equity  securities  and sought to protect  itself from  fluctuations  in prices without buying or selling those securities.  For example,  if prices were expected to decrease,  the Portfolio  could sell equity index futures  contracts, thereby  hoping to offset a  potential  decline  in the value of equity  securities  in the  portfolio  by a  corresponding increase in the value of the futures  contract  position  held by the  Portfolio and thereby  prevent the  Portfolio's  net asset value from declining as much as it otherwise  would have. The Portfolio also could protect  against  potential  price declines by selling portfolio  securities and investing in money market instruments.  However,  since the futures market is more liquid than the cash market,  the use of futures  contracts as an  investment  technique  would allow the Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities  are  expected to  increase,  futures  contracts  could be bought to attempt  to hedge  against  the  possibility  of having to buy  equity  securities  at higher  prices.  This  technique  is sometimes known as an anticipatory  hedge.  Since the  fluctuations in the value of futures  contracts should be similar to those of equity  securities,  the Portfolio  could take advantage of the potential  rise in the value of equity  securities without  buying them until the market had  stabilized.  At that time,  the futures  contracts  could be liquidated  and the
Portfolio could buy equity securities on the cash market.

         The  Portfolio may also enter into interest rate and foreign  currency  futures  contracts.  Interest rate futures contracts currently are traded on a variety of fixed-income  securities,  including long-term U.S. Treasury Bonds, Treasury
Notes,  Government National Mortgage Association modified  pass-through  mortgage-backed  securities,  U.S. Treasury Bills, bank  certificates  of deposit and  commercial  paper.  Foreign  currency  futures  contracts  currently  are traded on the
British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions,  whether long, short or a combination thereof, enter into futures and options  thereon for which the  aggregate  initial  margins and  premiums  exceed 5% of the fair market  value of its total assets after taking into account  unrealized  profits and losses on options  entered into. In the case of an option that is
"in-the-money,"  the  in-the-money  amount may be  excluded in  computing  such 5%. In general a call option on a future is
"in-the-money"  if the value of the future exceeds the exercise  ("strike")  price of the call; a put option on a future is
"in-the-money"  if the value of the future  which is the subject of the put is exceeded by the strike price of the put. The
Portfolio may use futures and options  thereon solely for bona fide hedging or for other  non-speculative  purposes.  As to long  positions  which  are  used  as part of the  Portfolio's  strategies  and are  incidental  to its  activities  in the underlying cash market,  the "underlying  commodity  value" of the Portfolio's  futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable  manner,  or short-term U.S. debt obligations or other  dollar-denominated high-quality,  short-term money instruments so set aside,  plus sums deposited on margin;  (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission  merchant.  The "underlying  commodity value" of a future is computed by multiplying the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the  Portfolio  purchases or sells a security,  no price is paid or received by the
Portfolio upon the purchase or sale of a futures  contract.  Instead,  the Portfolio is required to deposit in a segregated asset account an amount of cash or qualifying  securities  (currently U.S.  Treasury bills),  currently in a minimum amount of $15,000.  This is called  "initial  margin." Such initial  margin is in the nature of a  performance  bond or good faith deposit on the  contract.  However,  since  losses on open  contracts  are  required to be reflected in cash in the form of variation margin payments,  the Portfolio may be required to make additional  payments during the term of a contract to its broker.  Such  payments  would be  required,  for example,  where,  during the term of an interest  rate  futures  contract purchased by the Portfolio,  there was a general  increase in interest  rates,  thereby making the  Portfolio's  securities less  valuable.  In all instances  involving the purchase of financial  futures  contracts by the  Portfolio,  an amount of cash  together  with such other  securities  as  permitted by  applicable  regulatory  authorities  to be utilized for such purpose,  at least equal to the market value of the future  contracts,  will be deposited in a segregated  account with the
Portfolio's  custodian to  collateralize  the  position.  At any time prior to the  expiration of a futures  contract,  the
Portfolio may elect to close its position by taking an opposite  position  which will operate to terminate the  Portfolio's position in the futures contract.

         Because futures  contracts are generally  settled within a day from the date they are closed out,  compared with a settlement period of three business days for most types of securities,  the futures markets can provide superior  liquidity to the securities  markets.  Nevertheless,  there is no assurance a liquid  secondary  market will exist for any particular futures contract at any particular time. In addition,  futures exchanges may establish daily price  fluctuation  limits for futures  contracts  and may halt  trading if a  contract's  price moves  upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be impossible  for the Portfolio to enter into new positions or close out existing  positions.  If the secondary  market for a futures contract were not liquid because of price  fluctuation  limits or  otherwise,  the  Portfolio  would not promptly be able to  liquidate  unfavorable futures  positions  and  potentially  could be required to continue to hold a futures  position  until the  delivery  date, regardless  of changes  in its  value.  As a result,  the  Portfolio's  access to other  assets  held to cover its  futures positions also could be impaired.  For an additional  discussion of futures  contracts and certain risks involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The  Portfolio may purchase put and call options on futures  contracts.  An option on a futures  contract  provides  the  holder  with the right to enter into a "long"  position  in the  underlying  futures contract,  in the case of a call option,  or a "short" position in the underlying  futures  contract,  in the case of a put option,  at a fixed  exercise  price to a stated  expiration  date.  Upon exercise of the option by the holder,  a contract market  clearing  house  establishes a  corresponding  short  position for the writer of the option,  in the case of a call option,  or a  corresponding  long  position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks  associated  with the trading of futures  contracts,  such as payment of variation margin deposits.

         A position in an option on a futures  contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction,  subject to the availability of a liquid secondary  market,  which is the purchase  or sale of an option of the same  series  (i.e.,  the same  exercise  price and  expiration  date) as the  option previously  purchased or sold. The  difference  between the premiums paid and received  represents  the trader's  profit or loss on the transaction.

         An option, whether based on a futures contract, a stock index or a security,  becomes worthless to the holder when it expires.  Upon exercise of an option,  the exchange or contract  market  clearing  house assigns  exercise  notices on a random basis to those of its members  which have written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving  such notices then assigns them on a random basis to those of its  customers  which have written options  of the same  series  and  expiration  date.  A writer  therefore  has no control  over  whether an option  will be exercised against it, nor over the time of such exercise.

         The purchase of a call option on a futures  contract is similar in some  respects to the purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending on the pricing of the option  compared to either the price of the futures  contract upon which it is based or the price of the  underlying  instrument,  ownership of the option may or may not be less risky than  ownership of the futures  contract or the underlying  instrument.  As with the  purchase  of futures  contracts,  when the  Portfolio  is not fully  invested  it could buy a call option on a futures contract  to hedge  against a market  advance.  The  purchase  of a put  option on a futures  contract  is  similar in some respects to the purchase of protective put options on portfolio  securities.  For example,  the Portfolio  would be able to buy a put option on a futures  contract  to hedge the  Portfolio  against  the risk of falling  prices.  For an  additional discussion  of options on futures  contracts  and  certain  risks  involved  therein,  see this  Statement  and the Trust's
Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign  currencies would be utilized.  For example,  a decline in the U.S.
dollar value of a foreign  currency in which  portfolio  securities are  denominated  would reduce the U.S. dollar value of such  securities,  even if their  value in the  foreign  currency  remained  constant.  In order to  protect  against  such diminutions  in the value of portfolio  securities,  the Portfolio  could buy put options on the foreign  currency.  If the value of the  currency  declines,  the  Portfolio  would have the right to sell such  currency  for a fixed  amount in U.S.
dollars and would thereby  offset,  in whole or in part, the adverse  effect on the Portfolio  which  otherwise  would have resulted.  Conversely,  when a rise is projected in the U.S. dollar value of a currency in which  securities to be acquired are  denominated,  thereby  increasing  the cost of such  securities,  the Portfolio  could buy call options  thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

         Options on foreign  currencies  traded on  national  securities  exchanges  are  within  the  jurisdiction  of the
Securities and Exchange  Commission (the "SEC"),  as are other securities  traded on such exchanges.  As a result,  many of the  protections  provided to traders on organized  exchanges  will be  available  with  respect to such  transactions.  In particular,  all  foreign  currency  option  positions  entered  into on a national  securities  exchange  are  cleared and guaranteed by the Options Clearing  Corporation  ("OCC"),  thereby reducing the risk of counterparty  default.  Further,  a liquid  secondary  market in options  traded on a national  securities  exchange may be more readily  available than in the over-the-counter  market,  potentially  permitting  the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  however,  is subject to the risks of the availability  of a liquid  secondary  market  described  above, as well as the risks  regarding  adverse market  movements, margining  of  options  written,  the  nature  of the  foreign  currency  market,  possible  intervention  by  governmental authorities,  and the effects of other  political  and economic  events.  In addition,  exchange-traded  options on foreign currencies  involve certain risks not presented by the  over-the-counter  market.  For example,  exercise and settlement of such options must be made exclusively  through the OCC, which has established  banking  relationships in applicable foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its clearing member,  impose special  procedures on exercise and settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The successful use of the investment  practices described above with respect to futures  contracts,  options on futures  contracts,  and options on  securities  indices,  securities,  and foreign  currencies draws upon skills and experience which are different from those needed to select the other  instruments in which the Portfolio  invests.  Should  interest or exchange rates or the prices of securities or financial  indices move in an unexpected  manner,  the Portfolio may not achieve the desired  benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used.  Unlike many  exchange-traded  futures contracts and options on futures  contracts,  there are no daily price  fluctuation  limits with respect to options on currencies and negotiated or  over-the-counter  instruments,  and adverse market movements could therefore continue to an unlimited extent over a period of time.  In addition,  the  correlation  between  movements in the price of the  securities  and  currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Portfolio's  ability to dispose of its positions in the foregoing  instruments will depend on the availability of liquid markets in the  instruments.  Markets in a number of the instruments are relatively new and still  developing and it is impossible to predict the amount of trading  interest that may exist in those  instruments in the future.  Particular risks exist with respect to the use of each of the foregoing  instruments and could result in such adverse  consequences to the Portfolio as the possible  loss of the entire  premium paid for an option bought by the Portfolio and the possible need to defer closing out positions in certain  instruments  to avoid adverse tax  consequences.  As a result,  no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

         In addition,  options on U.S.  Government  securities,  futures contracts,  options on futures contracts,  forward contracts  and  options  on  foreign  currencies  may be  traded on  foreign  exchanges  and  over-the-counter  in  foreign countries.  Such  transactions  are  subject  to the risk of  governmental  actions  affecting  trading in or the prices of foreign  currencies  or  securities.  The value of such  positions  also could be affected  adversely by (i) other  complex foreign  political  and  economic  factors,  (ii) lesser  availability  than in the United  States of data on which to make trading  decisions,  (iii) delays in the  Portfolio's  ability to act upon  economic  events  occurring in foreign  markets during  nonbusiness  hours in the United  States,  (iv) the  imposition  of  different  exercise and  settlement  terms and procedures and margin  requirements  than in the United States,  and (v) low trading volume.  For an additional  discussion of certain  risks  involved in  investing in futures and  options,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments in foreign  countries  involve certain risks which are not typically  associated with U.S.  investments.  For a discussion  of certain  risks  involved in foreign  investing,  see this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts  for  Purchase or Sale of Foreign  Currencies.  The  Portfolio  generally  conducts its foreign currency  exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign exchange currency market.  When the Portfolio  purchases or sells a security  denominated in a foreign currency,  it may enter into a forward foreign currency contract  ("forward  contract") for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign currency  involved in the underlying  security  transaction.  A forward contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price set at the time of the  contract.  The  Portfolio  generally  will not enter into forward contracts with a term greater than one year. In this manner,  the Portfolio may obtain  protection  against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the foreign  currency during the period between the date the  security is  purchased or sold and the date upon which  payment is made or  received.  Although  such contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which might result should the value of such currency  increase.  The Portfolio  will not speculate in forward contracts.

         Forward  contracts are traded in the interbank market  conducted  directly between currency traders (usually large commercial  banks) and their  customers.  Generally a forward contract has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although foreign  exchange dealers do not charge a fee for conversion,  they do realize a profit based on the  difference  between the prices at which they buy and sell  various  currencies.  When the  Sub-advisor believes that the currency of a particular  foreign  country may suffer a substantial  decline  against the U.S. dollar (or sometimes against another  currency),  the Portfolio may enter into a forward contract to sell, for a fixed dollar or other currency  amount,  foreign currency  approximating  the value of some or all of the Portfolio's  securities  denominated in that currency.  In addition,  the Portfolio may engage in "proxy-hedging,"  i.e., entering into forward contracts to sell a different  foreign currency than the one in which the underlying  investments are denominated with the expectation that the value of the hedged  currency will correlate with the value of the underlying  currency.  The Portfolio will not enter into forward  contracts or maintain a net exposure to such contracts  where the  fulfillment of the contracts  would require the
Portfolio to deliver an amount of foreign  currency or a proxy currency in excess of the value of its portfolio  securities or other assets  denominated  in the currency  being  hedged.  Forward  contracts  may,  from time to time,  be  considered illiquid, in which case they would be subject to the Portfolio's limitation on investing in illiquid securities.

         At the consummation of a forward contract for delivery by the Portfolio of a foreign  currency,  the Portfolio may either make delivery of the foreign  currency or terminate its  contractual  obligation to deliver the foreign  currency by purchasing an offsetting  contract  obligating it to purchase,  at the same maturity  date,  the same amount of the foreign currency.  If the Portfolio  chooses to make delivery of the foreign  currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated  in such currency or through  conversion of other  Portfolio  assets into such currency.

         Dealings in forward  contracts by the Portfolio will be limited to the  transactions  described  above. Of course, the Portfolio is not required to enter into such  transactions with regard to its foreign  currency-denominated  securities and will not do so  unless  deemed  appropriate  by the  Sub-advisor.  It also  should  be  realized  that  this  method of protecting  the value of the  Portfolio's  securities  against a decline  in the  value of a  currency  does not  eliminate fluctuations  in the underlying  prices of the securities.  It simply  establishes a rate of exchange which can be achieved at some future point in time.  Additionally,  although such  contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential gain which might result should the value of such currency  increase.  For an additional  discussion of forward  foreign  currency  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  That Are Not Readily  Marketable.  The  Portfolio may invest up to 15% of the value of its net assets, measured at the time of  investment,  in  investments  that are not readily  marketable.  As security which is not "readily marketable"  is generally  considered to be a security that cannot be disposed of within seven days in the ordinary  course of  business  at  approximately  the amount at which it is valued.  The  Portfolio  may  invest in  restricted  securities, subject to the foregoing 15%  limitation.  "Restricted"  securities  generally  include  securities that are not registered under the  Securities  Act of 1933 (the "1933  Act") and are  subject to legal or  contractual  restrictions  upon  resale.
Restricted securities  nevertheless may be "readily marketable" and can often be sold in privately negotiated  transactions or in a registered public offering.

         The Portfolio may not be able to dispose of a security that is not "readily  marketable" at the time desired or at a reasonable  price.  In addition,  in order to resell such a security,  the  Portfolio  might have to bear the expense and incur the delays associated with effecting  registration.  In purchasing such securities,  the Portfolio does not intend to engage in underwriting  activities,  except to the extent the Portfolio may be deemed to be a statutory  underwriter  under the 1933 Act in disposing of such securities.

         Rule 144A  Securities.  In recent years, a large  institutional  market has developed for certain  securities that are not registered under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general public, but instead will often depend on an efficient  institutional  market in which such unregistered  securities can  readily  be resold or on an  issuer's  ability  to honor a demand for  repayment.  Therefore,  the fact that there are contractual  or legal  restrictions  on resale to the general  public or certain  institutions  is not  dispositive  of the liquidity or such investments.

         Rule 144A under the 1933 Act,  establishes  a "safe harbor" from the  registration  of the 1933 Act for resales of certain  securities to qualified  institutional  buyers.  The Portfolio may invest in Rule 144A  securities that may or may not be readily  marketable.  Rule 144A  securities  are readily  marketable  if  institutional  markets for the  securities develop  pursuant  to Rule 144A that  provide  both  readily  ascertainable  values for the  securities  and the ability to liquidate the securities when liquidation is deemed necessary or advisable.  However,  an insufficient  number of qualified institutional  buyers  interested  in purchasing a Rule 144A  security  held by the  Portfolio  could affect  adversely the marketability of the security.  In such an instance,  the Portfolio might be unable to dispose of the security  promptly or at reasonable prices.

         Lower-Rated  or  Unrated  Fixed-Income  Securities.  The  Portfolio  may  invest up to 5% of its  total  assets in fixed-income  securities  which are  unrated or are rated  below  investment  grade  either at the time of purchase or as a result of reduction in rating after  purchase.  (This  limitation  does not apply to  convertible  securities and preferred stocks.)  Investments  in  lower-rated  or unrated  securities  are  generally  considered  to be of high risk.  These debt securities,  commonly  referred to as junk bonds, are generally  subject to two kinds of risk, credit risk and market risk.
Credit risk relates to the ability of the issuer to meet  interest or principal  payments,  or both,  as they come due. The ratings given a security by Moody's Investors Service,  Inc.  ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk.  For a description  of securities  ratings,  see the Appendix to this  Statement.  The lower the rating given a security by a rating service,  the greater the credit risk such rating service  perceives to exist with  respect to the  security.  Increasing  the  amount of the  Portfolio's  assets  invested  in  unrated or lower  grade securities,  while  intended to increase the yield  produced by those  assets,  will also  increase the risk to which those assets are subject.

         Market  risk  relates  to the fact that the  market  values of debt  securities  in which  the  Portfolio  invests generally  will be affected by changes in the level of interest  rates.  An increase in interest  rates will tend to reduce the market values of such  securities,  whereas a decline in interest rates will tend to increase their values.  Medium and lower-rated  securities (Baa or BBB and lower) and non-rated  securities of comparable  quality tend to be subject to wider fluctuations in yields and market values than higher rated  securities and may have speculative  characteristics.  In order to decrease the risk in investing in debt  securities,  in no event will the Portfolio ever invest in a debt security rated below B by Moody's or by S&P.  Of course,  relying in part on ratings  assigned by credit  agencies  in making  investments will not protect the Portfolio from the risk that the  securities in which they invest will decline in value,  since credit ratings represent evaluations of the safety of principal,  dividend, and interest payments on debt securities,  and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because  investment  in medium and  lower-rated  securities  involves  greater  credit  risk,  achievement  of the
Portfolio's  investment objective may be more dependent on the Sub-advisor's own credit analysis than is the case for funds that do not invest in such  securities.  In addition,  the share price and yield of the Portfolio  may fluctuate  more than in the case of funds investing in higher quality,  shorter term securities.  Moreover,  a significant  economic downturn or major increase in interest rates may result in issuers of lower-rated  securities  experiencing increased financial stress, which would adversely affect their ability to service their principal,  dividend, and interest obligations,  meet projected business goals, and obtain  additional  financing.  In this regard, it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has  experienced  economic  downturns in recent years,  this market has involved a significant  increase in the use of high yield debt securities to fund highly  leveraged corporate  acquisitions and restructurings.  Past experience may not,  therefore,  provide an accurate indication of future performance of the high yield debt  securities  market,  particularly  during periods of economic  recession.  Furthermore, expenses  incurred in  recovering an investment in a defaulted  security may  adversely  affect the  Portfolio's  net asset value.  Finally,  while the  Sub-advisor  attempts to limit  purchases of medium and  lower-rated  securities to securities having an established  secondary  market,  the secondary  market for such securities may be less liquid than the market for higher quality  securities.  The reduced  liquidity of the secondary  market for such  securities may adversely  affect the market  price of, and  ability of the  Portfolio  to value,  particular  securities  at certain  times,  thereby  making it difficult  to make  specific  valuation  determinations.  The  Portfolio  does not  invest in any  medium  and  lower-rated securities  which present  special tax  consequences,  such as zero-coupon  bonds or pay-in-kind  bonds.  For an additional discussion of certain risks  involved in  lower-rated  securities,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         The  Sub-advisor  seeks  to  reduce  the  overall  risks  associated  with  the  Portfolio's  investments  through diversification  and  consideration of factors  affecting the value of securities it considers  relevant.  No assurance can be given,  however,  regarding  the degree of success  that will be  achieved  in this  regard or that the  Portfolio  will achieve its investment objective.

         Convertible  Securities.  The  Portfolio may buy  securities  convertible  into common stock if, for example,  the
Sub-advisor  believes  that a company's  convertible  securities  are  undervalued  in the market.  Convertible  securities eligible for purchase include  convertible bonds,  convertible  preferred stocks, and warrants.  A warrant is an instrument issued by a corporation  which gives the holder the right to subscribe to a specific  amount of the  corporation's  capital stock at a set price for a specified period of time.  Warrants do not represent  ownership of the securities,  but only the right to buy the  securities.  The  prices of  warrants  do not  necessarily  move  parallel  to the  prices of  underlying securities.  Warrants may be considered  speculative  in that they have no voting  rights,  pay no  dividends,  and have no rights with  respect to the assets of a  corporation  issuing  them.  Warrant  positions  will not be used to increase  the leverage of the Portfolio;  consequently,  warrant positions are generally  accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in U.S.
government  obligations,  commercial paper, bank obligations,  repurchase  agreements,  negotiable U.S.  dollar-denominated obligations  of domestic  and  foreign  branches  of U.S.  depository  institutions,  U.S.  branches of foreign  depository institutions,  and foreign depository  institutions,  in cash, or in other cash equivalents,  if the Sub-advisor determines it to be appropriate for purposes of enhancing  liquidity or preserving  capital in light of prevailing  market or economic conditions.  U.S.  government  obligations  include Treasury bills,  notes and bonds, and issues of United States agencies, authorities  and  instrumentalities.  Some  government  obligations,  such  as  Government  National  Mortgage  Association pass-through  certificates,  are supported by the full faith and credit of the United States Treasury.  Other  obligations, such as  securities  of the Federal  Home Loan Banks,  are  supported  by the right of the issuer to borrow from the United
States Treasury;  and others, such as bonds issued by Federal National Mortgage  Association (a private  corporation),  are supported  only by the credit of the agency,  authority or  instrumentality.  The Portfolio  also may invest in obligations issued by the  International  Bank for  Reconstruction  and  Development  (IBRD or "World Bank").  For more  information on mortgage-backed  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST DeAM International Equity Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

         2.       Invest  more  than  15% of the  market  value of its net  assets  in  securities  which  are not  readily marketable, including repurchase agreements maturing in over seven days;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         4.       Invest in companies for the purpose of exercising control or management.

         5.       Purchase any  securities on margin except to obtain such  short-term  credits as may be necessary for the clearance of  transactions  (and  provided  that margin  payments and other  deposits in connection  with  transactions  in options, futures and forward contracts shall not be deemed to constitute purchasing securities on margin); or

         6.       Sell securities short.

         In addition,  in periods of uncertain  market and economic  conditions,  as  determined  by the  Sub-advisor,  the
Portfolio  may depart from its basic  investment  objective  and assume a defensive  position with up to 100% of its assets temporarily invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction is adhered to at the time of  investment,  a later increase or decrease in percentage beyond the specified limit that results from a change in values or net assets will not be considered a violation.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S. Government  Securities.  The Portfolio may invest in U.S. Government  securities  including (i) U.S. Treasury obligations,  all of which  are  backed by the full  faith  and  credit  of the U.S.  Government  and (ii) U.S.  Government securities,  some of which  are  backed by the full  faith  and  credit of the U.S.  Treasury,  e.g.,  direct  pass-through certificates of the Government National Mortgage Association  ("GNMA");  some of which are backed only by the credit of the issuer  itself,  e.g.,  obligations  of the Student  Loan  Marketing  Association;  and some of which are  supported by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations,  e.g.,  obligations  of the Federal
National Mortgage Association ("FNMA").

         U.S. Government securities also include interest in trust or other entities representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Equity  Securities.  The Portfolio may invest in all types of equity securities,  including the following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.   The  Portfolio  may  invest  in  dollar-denominated   and  non-dollar  denominated  foreign
securities.  Investing in securities of foreign issuers generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary
Receipts  ("GDRs") and other types of depositary  receipts.  ADRs are  certificates by a U.S.  depository  (usually a bank)
and  represent  a  specified  quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as collateral.  GDRs and other types of  depositary  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by either a foreign  or a U.S.  company.  For the  purposes  of the
Portfolio's  policy to invest a certain  percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depositary  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of
ADR.  Although the U.S.  investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as  potential  currency  exchange and other  difficulties.  The  Portfolio may purchase  securities  in local markets and direct  delivery of these shares to the local depositary of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not  subject  to the same  reporting requirements  in the United States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields of certain of the  securities  in the  Portfolio's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently over the history of certain emerging markets and could adversely affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations  in the currencies in which a Portfolio's  portfolio  securities are  denominated  may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure  and  regulatory  standards are in many respects less stringent  than U.S.  standards.  Furthermore,  there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets, as a result of which trading of  securities  may cease or may be  substantially  curtailed  and prices for the  Portfolio's  securities  in such markets may not be readily  available.  The Portfolio  may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC. If market prices are not readily  available,  the  Portfolio's  securities in the  affected  markets  will be valued at fair value  determined  in good faith by or under the  direction  of the Board of
Trustee.

         Withholding.  Income from  securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio  makes its  investments.  The Portfolio's net asset  value may also be  affected  by changes  in the rates or  methods of  taxation  applicable  to the  Portfolio  or to entities in which the Portfolio has invested.  The Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended  investments  from  fluctuations  in currency  exchange  rates) as well as for  non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The  Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which presents  greater  profit  potential  but also involves  increased  risk.  For example,  the Portfolio may purchase a given foreign  currency  through a Forward  Contract  if, in the  judgment  of the  Sub-advisor,  the value of such  currency  is expected to rise relative to the U.S.  dollar.  Conversely,  the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices or foreign currencies or commodities.
The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal  bond indices and any other indices of foreign or domestic  fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended  stock  investments  from broad  fluctuations  in stock  prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the
Portfolio's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio securities  may be  offset,  in whole or in  part,  by gains on the  futures  position.  When the  Portfolio  is not  fully invested in the securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of  securities  that the
Portfolio  intends to purchase.  As such purchases are made, the  corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these  transactions,  the Portfolio  will purchase such  securities  upon termination  of the futures  position,  but under  unusual  market  conditions,  a long futures  position may be terminated without a related purchase of securities.

         The  Portfolio  may purchase and sell foreign  currency  futures  contracts  for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates. Such fluctuations  could reduce
the  dollar  value  of  portfolio  securities   denominated  in  foreign  currencies,   or  increase  the  dollar  cost  of
foreign-denominated  securities, or increase the dollar cost of foreign-denominated  securities to be acquired, even if the value of such  securities  in the  currencies  in which they are  denominated  remains  constant.  The  Portfolio  may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated  in such  currency and it anticipates  a decline in the value of such  currency  relative  to the  dollar.  In the event  such  decline  occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated  securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Portfolio purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further  information  on Futures  Contracts,  see this  Statement  under  "Certain Risk Factors and Investment
Methods."

         Investment in Other Investment Companies.  The Portfolio may invest in other investment companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described  below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and  non-hedging  purposes  in a manner  similar  to that in which  Futures  Contracts  on foreign  currencies,  or Forward
Contracts,  will be  utilized.  For  example,  where a rise in the dollar  value of a currency  in which  securities  to be acquired are  denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options  thereon.  The purchase of such options could offset,  at least partially,  the effect of the adverse  movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Portfolio to hedge such  increased cost up to the amount of the premium.  Foreign  currency  options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts may be traded on foreign  exchanges.  The  Portfolio  may cover the  writing of call  Options on  Futures  Contracts  (a)  through purchases of the underlying  Futures  Contract,  (b) through  ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures Contract and in the same principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the Portfolio  owns liquid and unencumbered  assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a)
through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the  security  or index  underlying  the  Futures  Contract,  or (c)  through the holding of a put on the same
Futures  Contract  and in the same  principal  amount as the put written  where the  exercise  price of the put held (i) is equal to or greater  than the exercise  price of the put written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the  Portfolio,  the Portfolio  will be required to sell the  underlying  Futures  Contract which,  if the  Portfolio has covered its  obligation  through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put  Option on a Futures  Contract  written  by the  Portfolio  is  exercised,  the
Portfolio will be required to purchase the underlying  Futures  Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written  by the  Portfolio  may also be  covered  in such  other  manner  as may be in  accordance  with the requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded,  and applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit the  Portfolio  to write  another  put option to the extent  that the  Portfolio  owns liquid and unencumbered  assets. Such transactions  permit the Portfolio to generate additional premium income,  which will partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be acquired.
Also,  effecting a closing  transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other  investments  of the  Portfolio,  provided  that another  option on such security is not written.  If the  Portfolio  desires  to sell a  particular  security  from its  portfolio  on which it has  written a call option,  it will effect a closing  transaction  in connection  with the option prior to or concurrent  with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the  Portfolio may purchase a security  and then  write a call  option  against  that  security.  The  exercise  price of the call  option the
Portfolio  determines  to write will depend upon the  expected  price  movement of the  underlying  security.  The exercise price of a call option may be below ("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected that the premiums  received from writing the call option plus the appreciation in the market price of the underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the  underlying  security  alone.  If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised  and the price of the  underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will expire worthless and the Portfolio's  gain will be limited to the premium  received,  less related  transaction costs.  If the market price of the underlying  security  declines or otherwise is below the exercise  price,  the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise price;  the Portfolio's  return will be the premium  received from the put option  minus the amount by which the market price of the  security is below the  exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put  options  may be used by the  Portfolio  in the same  market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation to sell and  purchase  the same  security in the event that one of the options is  exercised.  If the price of the security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will  likely be  exercised  and the  Portfolio  will be  required to sell the  underlying  security at a below  market price.  This  loss may be  offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two options.  Conversely,  if the price of the security  declines by a  sufficient  amount,  the put will likely be  exercised.
The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither  the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken by the  Portfolio  solely for hedging  purposes,  and could involve  certain risks which are not present in the case of hedging  transactions.  Moreover,  even where options are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge  against an increase in the price of securities  that the
Portfolio  anticipates  purchasing  in the future.  If such increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion  or exchange of other  securities in its  portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry  or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term  debt  securities  awaiting  investment.  When purchasing call options for this purpose,  the
Portfolio  will also  bear the risk of  losing  all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase of call options on stock  indices when the  Portfolio  is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks of loss and of  increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging Instruments with the Portfolio's  Portfolio.  The use of derivatives for
"cross  hedging"  purposes  (such as a transaction  in a Forward  Contract on one currency to hedge exposure to a different currency)  may  involve  greater  correlation  risks.  Consequently,  the  Portfolio  bears  the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small  number of  securities.  Nevertheless,  where the  Portfolio  enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index  should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's  portfolio or the intended  acquisitions  being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of  performance  thereunder.  This  could  increase  the  extent  of any loss  suffered  by the  Portfolio  in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through  segregation  of securities,  such  securities  may not match the  composition of the index,  and the
Portfolio may not be fully  covered.  As a result,  the Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully protect it against risk of loss and,  in any  event,  the  Portfolio  could  suffer  losses on the  option  position  which  might not be offset by corresponding  portfolio  gains.  The Portfolio may also enter into futures,  Forward  Contracts for non-hedging  purposes.
For example,  the Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward Contracts may be leveraged,  which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering  into  transactions  in  derivatives  for other than  hedging  purposes,  therefore,  could  expose the
Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect to the writing of  straddles  on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the  amount of the  premiums  received.  Such  transactions,  therefore,  create an  opportunity  for increased return by providing the Portfolio with two  simultaneous  premiums on the same security,  but involve  additional risk,  since the  Portfolio  may have an option  exercised  against  it  regardless  of whether  the price of the  security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be  required  to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient cash available to meet margin requirements,  it will be necessary to liquidate  portfolio  securities or other assets at a time when it is  disadvantageous to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's  ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential   Bankruptcy  of  a  Clearinghouse  or  Broker.   When  the  Portfolio   enters  into   transactions  in
exchange-traded  futures or  options,  it is exposed  to the risk of the  potential  bankruptcy  of the  relevant  exchange clearinghouse  or the broker through which the Portfolio has effected the  transaction.  In that event, the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection with its transactions, for an  indefinite  period  of  time,  and  could  sustain  losses  of a  portion  or all of such  amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions  or  restrictions.  The  Sub-advisor  does not believe  that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the  Portfolio.  Further,  the value of such positions could be adversely  affected by a number of other  complex  political  and economic  factors  applicable  to the  countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which  trading  systems  will be based  may not be as  complete  as the  comparable  data on which the  Portfolio  makes investment and trading decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected  in the  forward,  futures or options market until the following  day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the  institution  acts as broker and is able to find another  counterparty  willing to enter into the transaction with the Portfolio.  Where no such  counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may  decide to  discontinue  their role as  market-makers  in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio  may hold cash and invest in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash  (including  foreign  currency) or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike price of warrants  typically is much lower than the current  market  price of the  underlying  securities,  yet they are  subject to similar  price  fluctuations,  in absolute terms.  As a result,  warrants may be more  volatile  investments  than the  underlying  securities  and may offer  greater potential for capital appreciation as well as capital loss.

         Additional  information regarding warrants is included in this Statement and the Trust's Prospectus under "Certain
Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or
"delayed  delivery  basis." The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more  information  about  when-issued  securities,  please see this Statement  under "Certain Risk Factors and
Investment Methods."

         Investment Policy Which May be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST MFS  Global  Equity  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its  policy to invest at least  80% of the  value of its  assets in equity  securities  unless it provides 60 days prior written notice to its shareholders.

AST State Street Research Small-Cap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio  (formerly,  the AST PBHG Small-Cap Growth Portfolio) is capital  growth.  Realization  of income is not a  significant  investment  consideration  and any income  realized  on the
Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are described in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received  from the foreign  issuer or to pass through  voting  rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  Global Depositary  Receipts ("GDRs") and in other similar  instruments representing securities of foreign companies.

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The  Portfolio  will not enter into any futures  contracts  or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures contract positions  and options on futures  contracts  written by the  Portfolio  would exceed the market  value of the  Portfolio's total  assets.  The  Portfolio  may invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for  monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the
Portfolio  in a negotiated  transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's obligations under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  when the  Sub-advisor  believes it would be  advantageous  for the  Portfolio to do so. For a  description  of these strategies and instruments and certain of their risks,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights, bonds, notes and preferred stocks which are convertible  into or exchangeable  for common stocks.  Convertible  securities  have  characteristics  similar to both fixed income and equity  securities.  Because of the conversion  feature,  the market value of convertible  securities tends to move together with the market value of the underlying  common stock.  As a result,  the  Portfolio's  selection of convertible  securities is based,  to a great  extent,  on the  potential  for capital  appreciation  that may exist in the underlying  stock.  The value of convertible  securities is also affected by prevailing  interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants are instruments  giving holders the right, but not the obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued and Delayed-Delivery  Securities.  When-issued and delayed-delivery  securities are securities subject
to  settlement  on  a  future  date.  For  fixed  income   securities,   the  interest  rate  realized  on  when-issued  or
delayed-delivery  securities  is  fixed  as of  the  purchase  date  and  no  interest  accrues  to  the  Portfolio  before settlement.  These  securities  are subject to market  fluctuation  due to changes in market  interest  rates and will have the  effect of  leveraging  the  Portfolio's  assets.  The  Portfolio  is  permitted  to invest in forward  commitments  or when-issued  securities  where such purchases are for investment and not for leveraging  purposes.  One or more  segregated accounts will be established with the Portfolio's  Custodian/Custodian  Bank, and the Portfolio will maintain liquid assets in such accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities.

         Small and Medium Capitalization  Stocks.  Investments in common stocks in general are subject to market risks that may cause their  prices to  fluctuate  over time.  Therefore,  an  investment  in the  Portfolio  may be more  suitable for long-term  investors  who can bear the risk of these  fluctuations.  While  the  Sub-advisor  intends  to  invest  in small capitalization  companies  that have strong  balance  sheets and  favorable  business  prospects,  any  investment in small capitalization  companies  involves greater risk and price volatility than that customarily  associated with investments in larger,  more  established  companies.  This  increased  risk may be due to the  greater  business  risks of their small or medium size,  limited  markets and financial  resources,  narrow product lines and frequent lack of management  depth.  The securities of small capitalization  companies are often traded in the  over-the-counter  market, and might not be traded in volumes  typical of securities  traded on a national  securities  exchange.  Thus, the  securities of small  capitalization companies  are likely to be less  liquid,  and subject to more  abrupt or erratic  market  movements,  than  securities  of larger, more established companies.

         Over-The-Counter  Market.  The Portfolio  will invest in  over-the-counter  stocks.  In contrast to the securities exchanges,  the  over-the-counter  market is not a  centralized  facility  which limits  trading  activity to securities of companies  which  initially  satisfy  certain  defined  standards.  Generally,  the  volume of trading  in an  unlisted  or over-the-counter  common  stock is less than the volume of trading in a listed  stock.  This means that the depth of market liquidity  of some  stocks in which the  Portfolio  invests  may not be as great as that of other  securities  and,  if the
Portfolio were to dispose of such a stock,  they might have to offer the shares at a discount from recent  prices,  or sell the shares in small lots over an extended period of time.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST State Street Research  Small-Cap Growth Portfolio.  These limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Portfolio's  Sub-advisor acting pursuant to authority  delegated by the  Trustees,  may determine  that a readily  available  market exists for  securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         5.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio,  as part of its options transactions,  may also use options on  securities  indices in an  attempt to hedge  against  market  conditions  affecting  the value of  securities  that the
Portfolio  owns or intends to  purchase,  and not for  speculation.  When the  Portfolio  writes an option on a  securities index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  In addition,  where the  Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will segregate and  mark-to-market,  until the option expires or is closed out,  cash or cash  equivalents  equal in value to such excess.  The Portfolio may also purchase and sell options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific securities,  cannot cover its potential settlement  obligations by acquiring and holding the underlying securities.  Index options  involve risks similar to those risks relating to transactions  in financial  futures  contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds. At the time of delivery,  in the case of fixed income securities  pursuant to the contract,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustees of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

                  The  Portfolio  will  currently  invest  in  only  those   collateralized   obligations  that  are  fully
collateralized  and  that  meet  the  quality  standards  otherwise  applicable  to  the  Portfolio's  investments.   Fully
collateralized  means that the  collateral  will  generate  cash flows  sufficient  to meet  obligations  to holders of the collateralized  obligations  under  even  the most  conservative  prepayment  and  interest  rate  projections.  Thus,  the collateralized  obligations  are  structured  to  anticipate  a  worst  case  prepayment  condition  and  to  minimize  the reinvestment  rate risk for cash flows between coupon dates for the  collateralized  obligations.  A worst case  prepayment condition  generally  assumes  immediate  prepayment of all  securities  purchased at a premium and zero  prepayment of all securities  purchased at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment rates and by other means such as by maintaining  the  flexibility  to increase  principal  distributions  in a low interest rate environment.  The effective credit quality of the  collateralized  obligations in such instances is the credit quality of the issuer of the collateral.  The requirements as to  collateralization  are determined by the issuer or sponsor of the collateralized  obligation  in order to satisfy  rating  agencies,  if rated.  The Portfolio  does not currently  intend to invest more than 5% of its total assets in collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustees.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         The Portfolio may also invest in "inverse  floaters." These inverse  floaters are more volatile than  conventional fixed or floating  rate  collateralized  obligations,  and their yield and value will  fluctuate in inverse  proportion  to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse floater will generally increase when market yields (as reflected by the index)  decrease and decrease when market yields  increase.  The extent of the volatility of inverse  floaters  depends on the extent of anticipated  changes in market rates of interest.  Generally, inverse  floaters  provide for interest rate  adjustments  based upon a multiple of the  specified  interest  index,  which further increases their volatility.  The degree of additional  volatility will be directly  proportional to the size of the multiple used in determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5%
of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Small-Cap  Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Portfolio may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.  The  Portfolio  cannot  predict the income it will  receive  from equity  securities  because issuers  generally have discretion as to the payment of any dividends or  distributions.  However,  equity securities offer greater potential for appreciation than many other types of securities,  because their value generally  increases  directly with any increase in the value of the issuer's  business.  Types of equity  securities  in which the  Portfolio  may invest include common stocks, preferred stocks, real estate investment trusts, and American Depositary Receipts.

                  Preferred  Stocks.  In  addition  to the right to receive  specified  dividends  or  distributions,  some preferred stocks also  participate in dividends and  distributions  paid on common stock.  Preferred stocks may also permit the issuer to redeem the stock.  The Portfolio may also treat such redeemable preferred stock as a fixed income security.

                  Real Estate  Investment Trusts (REITs).  REITs are real estate investment trusts that lease,  operate and finance  commercial  real estate.  REITs are exempt from federal  corporate  income tax if they limit their  operations and distribute  most of their income.  Such tax  requirements  limit a REIT's  ability to respond to changes in the  commercial real estate market.

                  Warrants and Interests in Limited Liability  Companies.  Entities such as limited  partnerships,  limited liability  companies,  business trusts and companies organized the United States may issue securities  comparable to common or preferred stock.

For additional  information on equity  securities and their risks,  see the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed Income  Securities.  Fixed income  securities pay interest,  dividends or distributions at a specified rate.
The rate may be a fixed  percentage of the principal or may be adjusted  periodically.  In addition,  the issuer of a fixed income  security  must  repay the  principal  amount of the  security,  normally  within a  specified  time.  Fixed  income securities  provide  more regular  income than equity  securities.  However,  the returns on fixed  income  securities  are limited and normally do not increase with the issuer's  earnings.  This limits the potential  appreciation  of fixed income securities as compared to equity securities.

         A security's  yield  measures the annual income earned on the security as a percentage of its price.  A security's yield will  increase or decrease  depending  upon whether it costs less (a discount) or more (a premium) than the principal amount.  If the issuer may redeem the  security  before its  scheduled  maturity,  the price and yield of the  security may change based upon the probability of an early redemption.

         Market factors other than changes in interest rates,  such as the demand for particular  fixed income  securities, may cause the price of  certain  fixed  income  securities  to fall  while the  prices of other  securities  rise or remain unchanged.  Fixed  income  securities  are also  subject  to call  risk.  Call risk is the  possibility  that an issuer may redeem a fixed income  security  before  maturity (a call) at a price below its current  market  price.  An increase in the likelihood  of a call may reduce the  security's  price.  If a fixed income  security is called,  the Portfolio may have to reinvest the proceeds in other fixed income  securities  with lower  interest  rates,  higher credit  risks,  or other less favorable characteristics.

         If a security is downgraded,  the Sub-advisor  will reevaluate the security,  but will not be required to sell it.
If the Portfolio buys securities that have not received a rating,  the Portfolio must rely entirely upon the  Sub-advisor's credit  assessment.  Trading  opportunities  are more limited for fixed income  securities that are unrated,  have received ratings below investment grade or are not widely held.

         Fixed income  securities  generally  compensate for greater  credit risk by paying  interest at a higher rate. The difference  between the yield of a security  and the yield of a U.S.  Treasury  security  with a comparable  maturity  (the spread)  measures the additional  interest paid for risk.  Spreads may increase  generally in response to adverse  economic or market  conditions.  A  security's  spread may also  increase if the  security's  rating is lowered,  or the security is perceived to have an increased credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed  income  securities  and their risks is included  in this  Statement  and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury  Securities.  Treasury securities are direct obligations of the federal government of the United
States. Treasury securities are generally regarded as having the lowest credit risks.

                  Agency  Securities.  Agency  securities are issued or guaranteed by a federal agency or other  government sponsored  entity acting under federal  authority (a "GSE").  The United States  supports some GSEs with its full faith and credit.  Other GSEs  receive  support  through  federal  subsidies,  loans or other  benefits.  A few GSEs have no explicit financial  support,  but are regarded as having implied support because the federal  government  sponsors their activities.
Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed  Securities.  Mortgage-backed  securities represent interests in pools of mortgages.  The mortgages  that  comprise a pool normally  have similar  interest  rates,  maturities  and other terms.  Mortgages may have fixed or adjustable interest rates.  Interests in pools of adjustable rate mortgages are known as ARMs.

         Mortgage-backed  securities come in a variety of forms. Many have extremely  complicated  terms. The simplest form of  mortgage-backed  securities are  pass-through  certificates.  Holders of pass-through  certificates  receive a pro rata share of all payments and pre-payments from the underlying  mortgages.  As a result,  the holders assume all the prepayment risks of the underlying mortgages.

                  Commercial  Paper.  Commercial paper is an issuer's  obligation with a maturity of less than nine months.
Companies  typically  issue  commercial  paper to pay for current  expenditures.  Most  issuers  constantly  reissue  their commercial  paper and use the proceeds (or bank loans) to repay  maturing  paper.  If the issuer cannot  continue to obtain liquidity in this fashion,  its  commercial  paper may default.  The short  maturity of  commercial  paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt Securities.  Corporate debt securities are fixed income  securities  issued by businesses.
Notes,  bonds,  debentures and commercial  paper are the most prevalent types of corporate debt  securities.  The Portfolio may also purchase  interests in bank loans to companies.  The credit risks of corporate debt  securities  vary widely among issuers.

         In addition,  the credit risk of an issuer's  debt  security may vary based on its  priority  for  repayment.  For example,  higher ranking  (senior) debt  securities have a higher  priority than lower ranking  (subordinated)  securities.
This means that the issuer might not make payments on subordinated  securities  while continuing to make payments on senior securities.  In addition,  in the event of  bankruptcy,  holders of senior  securities  will have  priority over holders of subordinated  securities  in terms their  claims on the  company's  assets.  Some  subordinated  securities,  such as trust preferred  and capital  securities  notes,  also  permit the issuer to defer  payments  under  certain  circumstances.  For example,  insurance  companies  issue  securities  known as surplus  notes that permit the  insurance  company to defer any payment that would reduce its capital below regulatory requirements.

                  Bank   Instruments.   Bank  instruments  are  unsecured   interest-bearing   deposits  with  banks.  Bank
instruments  include bank accounts,  time deposits,  certificates of deposit and banker's  acceptances.  Yankee instruments are denominated in U.S.  dollars and issued by U.S.  branches of foreign banks.  Eurodollar  instruments are denominated in
U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are corporate debt  securities that the issuer must repay upon demand.  Other demand  instruments  require a third party,  such as a dealer or bank,  to  repurchase  the security for its face value upon demand.  Because of the demand  feature,  the prices of demand  instruments  generally  fluctuate as though they were short-term securities, even though these instruments may have longer stated maturities.

         Convertible  Securities.  Convertible  securities are fixed income securities that the Portfolio has the option to exchange for equity  securities at a specified  conversion  price.  The option  allows the Portfolio to realize  additional returns if the market price of the equity  securities  exceeds the conversion  price.  For example,  the Portfolio may hold fixed income  securities  that are convertible  into shares of common stock at a conversion  price of $10 per share. If the market  value of the shares of common  stock  reached  $12,  the  Portfolio  could  realize an  additional  $2 per share by converting its fixed income securities.

         Convertible  securities  have lower yields than comparable  fixed income  securities.  In addition,  at the time a convertible  security is issued the conversion price exceeds the market value of the underlying  equity  securities.  Thus, convertible  securities  may provide  lower  returns than  non-convertible  fixed income  securities  or equity  securities depending  upon changes in the price of the  underlying  equity  securities.  However,  convertible  securities  permit the
Portfolio to realize some of the potential  appreciation of the underlying  equity  securities with less risk of losing its initial investment.

         The  Portfolio  treats  convertible  securities  as both fixed  income and equity  securities  for purposes of its investment policies and limitations, because of their unique characteristics.

         Derivative Contracts.  For purposes of the Portfolio,  derivative contracts are financial instruments that require payments based upon changes in the values of designated (or  underlying)  securities,  currencies,  commodities,  financial indices or other assets.  Some derivative  contracts (such as futures,  forwards and options) require payments  relating to a future trade involving the underlying asset.  The other party to a derivative contract is referred to as a counterparty.

         Many derivative contracts are traded on securities or commodities  exchanges.  In this case, the exchange sets all the terms of the contract  except for the price.  Investors make payments due under their  contracts  through the exchange.
Most exchanges  require  investors to maintain margin accounts  through their brokers to cover their potential  obligations to the exchange.  Parties to the contract make (or collect)  daily  payments to the margin  accounts to reflect  losses (or gains) in the value of their contracts.  This protects  investors against potential  defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges  may  limit the  amount of open  contracts  permitted  at any one time.  Such  limits  may  prevent  the
Portfolio  from closing out a position.  If this happens,  the  Portfolio  will be required to keep the contract open (even if it is losing money on the  contract),  and to make any  payments  required  under the  contract  (even if it has to sell portfolio securities at unfavorable prices to do so).

         The Portfolio may also trade  derivative  contracts  over-the-counter  (OTC) in transactions  negotiated  directly between the Portfolio  and the  counterparty.  OTC contracts do not  necessarily  have  standard  terms,  so they cannot be directly  offset with other OTC contracts.  In addition,  OTC contracts with more  specialized  terms may be more difficult to price than exchange traded contracts.

         Depending upon how the Portfolio uses  derivative  contracts and the  relationships  between the market value of a derivative  contract and the underlying asset,  derivative  contracts may increase or decrease the Portfolio's  exposure to risks relating to changes in security  prices,  interest rates and currency  exchange rates.  OTC contracts also expose the
Portfolio to the risk that a counterparty will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The Portfolio may buy call options on individual  securities,  indices and futures in  anticipation of an increase in the value of the underlying asset.
o        The Portfolio may buy put options on individual  securities,  indices and futures in anticipation of a decrease in the value of the underlying asset.
o        The  Portfolio  may write call  options on  portfolio  securities,  indices and  futures to  generate  income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset.
o        The  Portfolio  may also write put options on portfolio  securities,  indices and futures to generate  income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset.

         For additional  information on derivative  contracts,  including  futures and options,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales. The Portfolio may make short sales of securities  listed on one or more national  exchanges or on the
NASDAQ  stock  exchange.  A short  sale  means  selling a  security  the  Portfolio  does not own to take  advantage  of an anticipated  decline in the stock's price.  Once the Portfolio  sells the security  short,  it has an obligation to replace the  borrowed  security.  If it can buy the  security  back at a lower  price,  a  profit  results.  In no  event  will the
Portfolio engage in short sales  transactions if it would cause the market value of all of the Portfolio's  securities sold short to  exceed  25% of its net  assets.  The  value of the  securities  of any one  issuer  that  may be  shorted  by the
Portfolio is limited to the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities of any class of the issuer.  The Portfolio  may also "sell short against the box," i.e.,  the  Portfolio  owns  securities  identical to those sold  short.  Short  sales  against  the box are not  subject to the 25%  limitation.  A capital  gain is  recognized immediately  upon  entering  into a short sale against the box with  respect to an  appreciated  security.  Short sales are speculative in nature, and may reduce returns or increase volatility.

         Foreign  Securities.  Foreign  securities are securities of issuers based outside the United States. The Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or  its  subsidiaries)  derived  in  its  most  current  fiscal  year  at  least  50%  of  its  total  assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

         Investment  income on foreign  securities  may be subject to foreign  withholding or other taxes that could reduce the return on these  securities.  Tax treaties  between the United  States and foreign  countries,  however,  may reduce or eliminate  the amount of foreign taxes to which the Portfolio  would be subject.  The effective  rate of foreign tax cannot be predicted since the amount of Portfolio assets to be invested within various countries is uncertain.

         Additional  Information  about foreign  securities  and their risks is included in this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign  Government  Securities.   Foreign  government  securities  generally  consist  of  fixed  income securities supported by national,  state or provincial  governments or similar political  subdivisions.  Foreign government securities  also include debt  obligations of  supranational  entities,  such as  international  organizations  designed or supported by governmental  entities to promote economic  reconstruction or development,  international banking institutions and  related  government  agencies.  Examples  of  these  include,  but are not  limited  to,  the  International  Bank for
Reconstruction  and  Development  (the World  Bank),  the Asian  Development  Bank,  the European  Investment  Bank and the
Inter-American Development Bank.

         Foreign  government  securities  also include  fixed  income  securities  of  quasi-governmental  agencies  (i.e., securities issued by entities owned by a national,  state or equivalent  government or obligations of a political unit that are not backed by the  national  government's  full faith and  credit).  Further,  foreign  government  securities  include mortgage-related  securities  issued  or  guaranteed  by  national,  state or  provincial  governmental  instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery  Transactions.  The Portfolio  records a  delayed-delivery  or  when-issued  transaction  when it agrees to buy the securities and reflects their value in  determining  the price of its shares.  Settlement  dates may be a month or more after entering into these  transactions so that the market values of the securities  bought may vary from the purchase prices.  Additional  information on  delayed-delivery  and when-issued  transactions is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities Lending.  The Portfolio may lend portfolio  securities to borrowers that are deemed creditworthy by the
Investment  Manager or  Sub-advisor.  The borrower  must furnish  additional  collateral  if the market value of the loaned securities  increases.  Also, the borrower must pay the Portfolio the  equivalent of any dividends or interest  received on the loaned  securities.  The Portfolio may pay  administrative  and custodial fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash  collateral  to a securities  lending  agent or broker.  Additional information  about  securities  lending and its risks is  included  in this  Statement  and the  Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Federated  Aggressive  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Portfolio's net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital appreciation.

Investment Policies:

         Foreign Currency Hedging  Techniques.  The Portfolio  expects to enter into forward foreign currency  contracts in primarily  two  circumstances.  First,  when the  Portfolio  enters into a contract  for the purchase or sale of a security denominated  in a foreign  currency,  it may  desire to "lock  in" the U.S.  dollar  price of the  security.  Second,  when management  believes that the currency of a particular  foreign country may suffer a decline against the U.S.  dollar,  the
Portfolio may enter into a forward contract to sell the amount of foreign currency  approximating  the value of some or all of the  Portfolio's  securities  denominated  in such foreign  currency or, in the  alternative,  the  Portfolio  may use a cross-hedging  technique  whereby it sells another  currency  which the  Portfolio  expects to decline in a similar way but which has a lower  transaction  cost.  The  Portfolio  does not intend to enter into  forward  contracts  under this second circumstance on a continuous  basis. For an additional  discussion of forward foreign currency  contracts and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  also may purchase  foreign  currency put options and write  foreign  currency call options on U.S.
exchanges or U.S.  over-the-counter  markets.  Exchange-listed  options  markets in the United States include several major currencies,  and trading may be thin and illiquid.  A number of major  investment  firms trade  unlisted  options which are more flexible than  exchange-listed  options with respect to strike price and maturity  date.  Unlisted  options  generally are available in a wider range of  currencies.  Unlisted  foreign  currency  options are generally  less liquid than listed options  and  involve  the credit risk  associated  with the  individual  issuer.  Unlisted  options,  together  with other illiquid  securities,  are subject to a limit of 15% of the Portfolio's net assets.  The premiums paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency only in  conjunction  with a purchase of a put option on that  currency.  Such a strategy is designed to reduce the cost of downside  currency  protection  by limiting  currency appreciation  potential.  The  face  value  of such  call  writing  may  not  exceed  90% of the  value  of the  securities denominated  in such  currency  invested in by the  Portfolio or in such cross  currency  (referred to above) to cover such call writing.  For an additional  discussion of foreign  currency  options and certain  risks  involved  therein,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Call Options on Stock.  The  Portfolio  may, from time to time,  write call options on its  portfolio  securities.
The Portfolio  may write only call options  which are  "covered,"  meaning that the  Portfolio  either owns the  underlying security or has an absolute and immediate  right to acquire that security,  without  additional  cash  consideration,  upon conversion or exchange of other  securities  currently  held in its portfolio.  In addition,  the Portfolio will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction.

         The  Portfolio  would  not be able to  effect a  closing  purchase  transaction  after it had  received  notice of exercise.  In order to write a call  option,  the  Portfolio  is required to comply with the rules of The Options  Clearing
Corporation  and the various  exchanges  with respect to  collateral  requirements.  The  Portfolio  may not purchase  call options  except in  connection  with a closing  purchase  transaction.  It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Portfolio for writing the option.

         Generally,  the Portfolio intends to write listed covered call options during periods when it anticipates declines in the market  values of portfolio  securities  because the premiums  received may offset to some extent the decline in the
Portfolio's  net asset  value  occasioned  by such  declines  in  market  value.  Except  as part of the "sell  discipline"
described  below,  the Portfolio will  generally not write listed covered call options when it anticipates  that the market values of its portfolio securities will increase.

         One reason for the Portfolio to write call options is as part of a "sell  discipline."  If the  Portfolio  decides that a portfolio  security  would be  overvalued  and should be sold at a certain price higher than the current  price,  it could write an option on the stock at the higher price.  Should the stock  subsequently  reach that price and the option be exercised,  the Portfolio  would,  in effect,  have increased the selling price of that stock,  which it would have sold at that price in any  event,  by the  amount of the  premium.  In the event the  market  price of the stock  declined  and the option were not  exercised,  the premium would offset all or some portion of the decline.  It is possible that the price of the stock could increase beyond the exercise  price; in that event,  the Portfolio would forego the opportunity to sell the stock at that higher price.

         In  addition,  call  options may be used as part of a different  strategy in  connection  with sales of  portfolio securities.  If, in the judgment of the  Sub-advisor,  the market price of a stock is overvalued and it should be sold, the
Portfolio  may elect to write a call option with an exercise  price below the current  market  price.  As long as the value of the  underlying  security  remains  above the  exercise  price during the term of the option,  the option  will,  in all probability,  be exercised,  in which case the Portfolio will be required to sell the stock at the exercise  price.  If the sum of the premium and the  exercise  price  exceeds the market  price of the stock at the time the call option is written, the  Portfolio  would,  in effect,  have  increased the selling  price of the stock.  The Portfolio  would not write a call option in these  circumstances  if the sum of the premium and the exercise price were less than the current market price of the stock.  For an additional  discussion of call options and certain risks  involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put Options on Stock.  The  Portfolio  may also write listed put options.  Writing  listed put options is a useful portfolio  investment  strategy when the Portfolio has cash or other reserves available for investment as a result of sales of Portfolio  shares or, more  importantly,  because the  Sub-advisor  believes a more  defensive  and less fully  invested position  is  desirable  in light of market  conditions.  If the  Sub-advisor  wishes to invest its cash or  reserves  in a particular  security at a price lower than current market value,  it may write a put option on that security at an exercise price which  reflects  the lower price it is willing to pay.  The buyer of the put option  generally  will not exercise the option unless the market price of the  underlying  security  declines to a price near or below the exercise  price.  If the
Portfolio  writes a listed put, the price of the underlying  stock declines and the option is exercised,  the premium,  net of  transaction  charges,  will reduce the purchase  price paid by the Portfolio for the stock.  The price of the stock may decline  by an amount in excess of the  premium,  in which  event the  Portfolio  would have  foregone  an  opportunity  to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer  wishes to invest in the stock on which the put option had been written,  the Portfolio may be able to effect a closing  purchase  transaction on an exchange by purchasing a put option of the same series as the one which it has  previously  written.  The cost of effecting a closing  purchase  transaction  may be  greater  than the  premium  received  on  writing  the put option and there is no guarantee that a closing  purchase  transaction  can be effected.  For an additional  discussion of put options and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such date it holds a  portfolio  of stocks at least  equal to the value of the index  times the  multiplier  times the number of contracts.  When the Portfolio writes a call option on a broadly-based  stock market index, the Portfolio will segregate or put  into  escrow  with its  custodian,  or  pledge  to a broker  as  collateral  for the  option,  one or more  "qualified securities"  with a market  value at the time the option is written of not less than 100% of the current  index value times the multiplier times the number of contracts.

         Trading in index options  commenced in April 1983 with the S&P 100 option  (formerly  called the CBOE 100).  Since that time a number of  additional  index option  contracts  have been  introduced  including  options on industry  indices.
Although the markets for certain index option  contracts  have developed  rapidly,  the markets for other index options are still  relatively  illiquid.  The ability to  establish  and close out  positions  on such  options  will be subject to the development  and  maintenance of a liquid  secondary  market.  It is not certain that this market will develop in all index option  contracts.  The  Portfolio  will  not  purchase  or sell  any  index  option  contract  unless  and  until,  in the
Sub-advisor's  opinion,  the market for such options has  developed  sufficiently  that such risk in  connection  with such transactions  in no greater than such risk in  connection  with options on stocks.  For an  additional  discussion of stock index options and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The  Portfolio  will engage in  transactions  in stock index  futures  contracts as a hedge against changes  resulting from market  conditions in the values of securities which are held in the Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions  when they are  economically  appropriate for the  reduction of risks  inherent in the ongoing  management of the  Portfolio.  The Portfolio may not purchase or sell stock index futures if,  immediately  thereafter,  more than  one-third of its net assets would be hedged and, in addition, except as described  above in the case of a call written and held on the same index,  will write call options on indices or sell stock index futures only if the amount  resulting from the  multiplication  of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable  multiplier(s),  and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock  Options,  Options on Stock Indices and Stock Index Futures  Transactions.  The Portfolio may
write put and call  options  on stocks  only if they are  covered,  and such  options  must  remain  covered so long as the
Portfolio is obligated as a writer.  The  Portfolio  does not  currently  intend to write covered call options with respect to  securities  with an aggregate  market  value of more than 5% of its gross assets at the time an option is written.  The
Portfolio will not (a) write puts having an aggregate  exercise price greater than 25% of the  Portfolio's  net assets;  or
(b) purchase (i) put options on stocks not held in the Portfolio's  portfolio,  (ii) put options on stock indices, or (iii)
call options on stocks or stock indices if, after any such  purchase,  the  aggregate  premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special Risks of Writing Calls on Indices.  Because  exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement  obligations in advance and, unlike call writing on specific  stocks,  cannot provide  in advance  for,  or cover,  its  potential  settlement  obligations  by  acquiring  and  holding  the  underlying securities.  However,  the Portfolio will write call options on indices only under the circumstances  described above under
"Limitations on Stock Options, Options on Stock Indices and Stock Index Futures Transactions."

         Unless the Portfolio has other liquid assets that are  sufficient to satisfy the exercise of a call, the Portfolio would be  required  to  liquidate  portfolio  securities  in order to satisfy the  exercise.  Because an  exercise  must be settled  within hours after  receiving  the notice of exercise,  if the Portfolio  fails to anticipate an exercise,  it may have to  borrow  (in  amounts  not  exceeding  20% of the  Portfolio's  total  assets)  pending  settlement  of the sale of securities in its portfolio and would incur interest charges thereon.

         When the Portfolio has written a call,  there is also a risk that the market may decline between the time the call is written and the time the Portfolio is able to sell stocks in its portfolio.  As with stock  options,  the Portfolio will not learn that an index option has been  exercised  until the day following  the exercise date but,  unlike a call on stock where the Portfolio would be able to deliver the underlying  securities in settlement,  the Series may have to sell part of its stock  portfolio in order to make  settlement in cash,  and the price of such stocks might  decline  before they can be sold.  This  timing  risk makes  certain  strategies  involving  more than one option  substantially  more risky with index options than with stock  options.  For example,  even if an index call which the  Portfolio  has written is "covered" by an index call held by the Portfolio  with the same strike price,  the Portfolio will bear the risk that the level of the index may decline  between the close of trading on the date the exercise  notice is filed with the clearing  corporation  and the close of trading on the date the Portfolio  exercises  the call it holds or the time the Portfolio  sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

         Short Sales.  The Portfolio may make short sales of securities or maintain a short position,  provided that at all times when a short position is open the Portfolio owns an equal amount of such  securities or securities  convertible  into or  exchangeable,  without payment of any further  consideration,  for an equal amount of the securities of the same issuer as the securities  sold short (a "short sale  against-the-box"),  and that not more than 25% of the  Portfolio's net assets
(determined  at the time of the short  sale)  may be  subject  to such  sales.  Notwithstanding  this 25%  limitation,  the
Portfolio  does not  currently  intend to have more than 5% of its net assets  (determined  at the time of the short  sale)
subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight  bonds or other debt  securities,  including  lower rated, high-yield  bonds.  Neither an issuer's  ceasing to be rated  investment grade nor a rating reduction below that grade will require  elimination of a bond from the Portfolio's  portfolio.  The Portfolio has no present intention to commit more than
5% of gross  assets  to  investing  in debt  securities.  For a  discussion  of debt  securities,  including  lower  rated, high-yield bonds, see this Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs  involves  certain  unique  risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
REITs are dependent upon management skills, are not diversified  (except to the extent the Code requires),  and are subject
to  the  risks  of  financing  projects.  REITs  are  subject  to  heavy  cash  flow  dependency,   default  by  borrowers,
self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for distributed  income under the
Code and failing to maintain their exemptions from the Investment  Company Act of 1940. REITs  (especially  mortgage REITs)
are also subject to interest rate risks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman  Sachs  Small-Cap  Value  Portfolio.  The  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Effective  July 31,  2002,  change  its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge  its  assets  (other  than to secure  borrowings  or to the extent  permitted  by the  Portfolio's investment policies as permitted by applicable law);

         3.       Make short sales of securities or maintain a short position except to the extent  permitted by applicable law;

         4.       Invest  knowingly  more than 15% of its net assets (at the time of  investment)  in illiquid  securities, except for  securities  qualifying  for resale under Rule 144A of the  Securities  Act of 1933,  deemed to be liquid by the
Board of Trustees;

         5.       Invest in the securities of other investment companies except as permitted by applicable law;

         6.       Invest in real estate limited partnership  interests or interests in oil, gas or other mineral leases, or exploration  or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities; or

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  provide  long-term  capital  appreciation  by investing primarily in small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily  all of the  Portfolio's  assets are invested in common  stocks,  the  Portfolio may invest in convertible  securities,  corporate  debt  securities  and  preferred  stocks.  The  fixed-income  securities  in which the
Portfolio may invest  include,  but are not limited to, those  described  below.  See this  Statement  under  "Certain Risk
Factors and Investment Methods," for an additional discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Lower-Rated  Debt  Securities.  The Portfolio's  investment  program permits it to purchase below investment grade securities,  commonly  referred to as "junk bonds." The Portfolio will not purchase a junk bond if  immediately  after such purchase  the  Portfolio  would  have  more  than 5% of its total  assets  invested  in such  securities.  Since  investors generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher  quality  securities.  However,  the  principal  value of lower-rated  securities  generally will fluctuate more widely than higher  quality  securities.  Lower quality  investments entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance with the investment policies contained in the Trust's Prospectus.

         Junk bonds are regarded as  predominantly  speculative  with respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its  investment  objective will be more dependent on the  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher quality bonds.  For a discussion  of the special  risks  involved in low-rated  bonds,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interests  in a pool  of mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its  rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance  with the  investment  policies  contained in the Trust's  Prospectus.  For a discussion  of  mortgage-backed securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt of  prepayments  on the  mortgages.  Therefore,  depending  on the type of CMOs in which the
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only  securities)  receive  the  interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be issued by U.S.  Government  Agencies or by private issuers  similar to those  described  above with  respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction as interest  rates.  The value of the other  mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will tend to move in the  opposite direction  compared to interest  rates.  Under the Internal  Revenue  Code of 1986,  as amended,  POs may generate  taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

         The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of  principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal payments may have a material adverse effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial investment in an IO class of a stripped  mortgage-backed  security, even if the IO class is rated AAA or Aaa or is derived from a full
faith  and  credit  obligation.   Conversely,  if  the  underlying  mortgage  assets  experience  slower  than  anticipated prepayments  of  principal,  the  price on a PO  class  will be  affected  more  severely  than  would  be the case  with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid  securities  and,  accordingly,  limit its  investments  in such  securities,  together  with all  other  illiquid securities,  to 15% of the  Portfolio's  net assets.  The  Sub-advisor  will  determine the liquidity of these  investments based on the following guidelines:  the type of issuer; type of collateral,  including age and prepayment  characteristics;
rate of interest on coupon  relative to current  market rates and the effect of the rate on the potential for  prepayments;
complexity of the issue's  structure,  including the number of tranches;  size of the issue;  and the number of dealers who make a  market  in the IO or PO.  The  Portfolio  will  treat  non-government-issued  IOs and POs not  backed  by  fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The  Portfolio  may  invest  a  portion  of its  assets  in debt  obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the originator or any other  affiliated  entities and the amount and quality of any credit support  provided to the securities.
The rate of principal payment on asset-backed  securities  generally depends on the rate of principal  payments received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered  call  options,  the
Portfolio  expects to generate  additional  premium income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will generally be written on securities or currencies  which, in the Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be attractive  investments  for the Portfolio.

         The  Portfolio  will write only  covered  call  options.  This means that the  Portfolio  will own the security or currency  subject to the option or an option to  purchase  the same  underlying  security or  currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the expiration of its  obligation as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the underlying  security or currency.  The
Portfolio  does not  consider  a  security  or  currency  covered  by a call to be  "pledged"  as that  term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor, in determining whether a particular call option should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances  where the  Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.
Since the Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the underlying  security or currency would decline below the exercise price  less  the  premiums  received.  Such a  decline  could  be  substantial  and  result  in a  significant  loss to the
Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any,  with  respect to such  specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  put  options  for  defensive  purposes  in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The premium paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

         Purchasing Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio  has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples  of such uses of call  options  are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving dealer options.  Certain
risks  are  specific  to  dealer  options.   While  the  Portfolio  would  look  to  a  clearing  corporation  to  exercise exchange-traded  options,  if the  Portfolio  were to  purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock  index, interest  rate and currency  futures  ("futures"  or "futures  contracts").  The  Portfolio  may also enter into futures on commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The  Portfolio  may  purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindices  whose movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts  which are traded on national or foreign futures  exchanges,  and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield enhancement,  and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Portfolio,  an amount of cash or other  liquid  assets  equal to the market  value of the  futures  contracts  and  options thereon (less any related  margin  deposits),  will be identified  by the Portfolio to cover the position,  or  alternative cover (such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account cannot be sold while the position in the  corresponding  option or future is open,  unless they are  replaced  with similar assets.  As a result,  the commitment of a large portion of the  Portfolio's  assets to cover or identified  accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase or sell  futures  contracts  (or options thereon)  may be made on behalf of the  Portfolio  and other  mutual funds or  portfolios  of mutual  funds  managed by the
Sub-advisor or its  affiliates.  Such aggregated  orders would be allocated  among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this  Statement  and Trust's  Prospectus  under  "Certain  Risk Factors and
Investment Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such  futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  and  non-U.S.  dollar-denominated securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any international  mutual fund while others  relate more to the  countries  in which the  Portfolio  will  invest.  Many of the risks are more pronounced for investments in developing or emerging  countries,  such as many of the countries of Southeast
Asia,  Latin  America,  Eastern  Europe and the Middle East.  For an additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection with the management of the foreign  securities portion of its portfolio.  The Portfolio's use of such contracts would include,  but not be limited to, the following.  First,  when the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may  desire  to "lock  in" the U.S.  dollar  price of the  security.  Second,  when the  Sub-advisor believes that one currency may experience a substantial  movement against another  currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio  may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold exceeds the value of the securities denominated  in such  currency.  The use of this  basket  hedging  technique  may be more  efficient  and  economical  than entering into separate  forward  contracts for each  currency held in the  Portfolio.  The precise  matching of the forward contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities  in foreign  currencies  will  change as a  consequence  of market  movements  in the value of those  securities between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency market  movement  is  extremely  difficult,  and the  successful  execution  of a  short-term  hedging  strategy  is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is  important  to have the  flexibility  to enter into such  forward  contracts  when it  determines  that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward  contracts for any other purpose  consistent with the Portfolio's  investment objective and policies.  However,  the Portfolio will not enter into a forward  contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid assets and currency  available for cover of the forward  contract(s).  In determining  the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risk factors involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign  Exchange  Contracts.  The Portfolio may
enter into certain option,  futures,  and forward foreign exchange contracts,  including options and futures on currencies, which may be treated as Section 1256 contracts and/or part of a straddle.

         Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Gains or losses from the  normal  closing  or  settlement  of such  contracts,  as  well  as from  the  disposition  of such  contracts  will be characterized as 60% long-term  capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term  capital gain or loss  regardless  of the holding  period of the  instrument  (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The Portfolio will be required to distribute  net gains on such  transactions  to  shareholders even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign dollar  denominated  bond or currency  position (or certain other  positions) may be considered  straddles for tax  purposes  in which  case a loss on any  position  in a  straddle  will be  subject  to  deferral  to the extent of unrealized  gain in an offsetting  position.  The holding  period of the  securities or currencies  comprising the straddle will be  deemed  not to begin  until  the  straddle  is  terminated.  The  holding  period of the  security  offsetting  an
"in-the-money  qualified  covered  call"  option on an equity  security  will not  include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than one year prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived  from  qualifying  income,  i.e.,  generally dividends,  interest,  income derived from certain  securities  loans, and gains from the sale of securities or currencies.
There could be  legislative,  judicial or  administrative  developments  that limit the extent that net gain  realized from option,  futures or foreign  forward  exchange  contracts  on  currencies  is  qualifying  income for  purposes  of the 90%
requirement.

         In addition,  entering into certain options, futures contracts, or forward contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain to the  Portfolio.  The Portfolio  would be required to  distribute  any such gain even though it would not receive  proceeds  from the sale at the time the option,  futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments).  Hybrid  Instruments may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved  in  investing  in hybrid  instruments  see this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in reverse repurchase  agreements,  the Portfolio  reserves the right to do so. Reverse repurchase  agreements are ordinary  repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement  may be preferable to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the
Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its  obligations to deliver the  securities  sold short,  the Portfolio  will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into, or exchangeable  for, the  securities.  The Portfolio may close out a short  position by  purchasing  and  delivering an equal amount of  securities  sold  short,  rather  than by  delivering  securities  already  held by the  Portfolio,  because the
Portfolio  may want to continue  to receive  interest  and  dividend  payments  on  securities  in its  portfolio  that are convertible into the securities sold short.

         Warrants.  The  Portfolio may acquire  warrants.  For a discussion of certain  risks  involved  therein,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small,  less  well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies may have a limited trading  market,  which may  adversely  affect  their  disposition  and can result in their being  priced  lower than might otherwise be the case. If other  investment  companies  and investors who invest in such issuers trade the same  securities when the  Portfolio  attempts to dispose of its holdings,  the  Portfolio may receive lower prices than might  otherwise be obtained.

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In  making  such  investments,  the  Portfolio  will  be  subject  to its  diversification  and  other  investment restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be  invested  in the  securities  of any issuer  (see this  Statement  under  "Fundamental  Investment  Restrictions").
Because  such  investments  are  ordinarily  short term in nature,  they will tend to increase  the  Portfolio's  portfolio turnover  rate,  thereby  increasing  its brokerage  and other  transaction  expenses.  The  Sub-advisor  intends to select investments of the type described  that, in its view,  have a reasonable  prospect of capital growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent marked to market on a daily  basis.  The  collateral  received  will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the  Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The  Portfolio  has a right to call each loan and obtain the  securities  on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured credit,  consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         When-Issued   Securities  and  Forward  Commitment   Contracts.   The  Portfolio  may  purchase  securities  on  a
"when-issued"  or delayed  delivery  basis and may purchase  securities on a forward  commitment  basis.  Any or all of the
Portfolio's  investments  in  debt  securities  may be in the  form  of  when-issueds  and  forwards.  The  price  of  such securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made, but delivery and  payment  take  place at a later  date.  Normally,  the  settlement  date  occurs  within 90 days of the  purchase  for when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities  by  maintaining  cash  and/or  other  liquid  assets  with its  custodian  bank  equal in value to these commitments  during the time between the purchase and the  settlement.  Such segregated  securities  either will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion  of these  securities  and the risks  involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Money  Market  Securities.  The  Portfolio  will  hold a  certain  portion  of its  assets  in  U.S.  and  foreign dollar-denominated  money market securities,  including repurchase agreements,  rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions in the  securities  of companies  that may also be suitable for  investment by the  Portfolio.  The securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the  completion  of  non-negotiated  offers for control of the  company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their advisory  accounts have or acquire a significant  position in the same securities.  However,  the Sub-advisor does not believe that the  investment  activities of its  affiliates  will have a material  adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution  over  orders  entered on behalf of  accounts  in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Portfolio may invest in the  securities of companies that are  investment  management  clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or  their  officers  or  directors  may  be  minority shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Gabelli  Small-Cap Value Portfolio.  These limitations are not  "fundamental"  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders (this limitation is effective on July 31, 2002).

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Portfolio's net asset value;

         5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         6.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act or the  conditions  of any order of exemption  from the SEC  regarding the purchase of securities of money market funds managed by the Sub-advisor or its affiliates;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         9.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

         10.      Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         11.      Invest  in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the net  assets  of the
Portfolio would be invested in warrants,  except that this restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

         Options on  Securities  Indices.  The  Portfolio,  as part of its  options  transactions,  may also use options on securities  indices in an attempt to hedge against market  conditions  affecting the value of securities that the Portfolio owns or intends to purchase,  and not for speculation.  When the Portfolio writes an option on a securities  index, it will be required to deposit with its  custodian and  mark-to-market  eligible  securities  to the extent  required by applicable regulation.  Where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The  Portfolio  may also purchase and sell options on indices other than securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance  and,  unlike  call  writing on  specific securities,  cannot cover its potential settlement  obligations by acquiring and holding the underlying  securities.  Index options involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the  Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and would not  materially  alter the risk  profile  of the  Portfolio.  Fully  collateralized  means that the  collateral  will generate  cash flows  sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated. The Portfolio does not currently  intend to invest more than 5% of its total assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustee.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Small-Cap  Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in small  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Goldman Sachs Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly the AST Janus Mid-Cap Growth Portfolio) is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Depositary  Receipts.  The  Portfolio  may  invest in  sponsored  and  unsponsored  American  Depositary  Receipts
("ADRs"),  which are described in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods."  Holders of
unsponsored  ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute shareholder  communications  received  from the foreign  issuer or to pass through  voting  rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  Global Depositary  Receipts ("GDRs") and in other similar  instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor in excess of the  limitations of Section  12(d)(1) under the terms of an SEC exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The  Portfolio  may invest in municipal  obligations  issued by states,  territories  and possessions  of the United  States and the District of  Columbia.  The value of  municipal  obligations  can be affected by changes in their  actual or perceived  credit  quality.  The credit  quality of  municipal  obligations  can be affected by among other things the financial  condition of the issuer or guarantor,  the issuer's future borrowing plans and sources of revenue,  the  economic  feasibility  of the revenue  bond  project or general  borrowing  purpose,  political  or economic developments in the region where the security is issued,  and the liquidity of the security.  Because municipal  securities are generally traded  over-the-counter,  the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security.  The  liquidity of some  municipal  obligations  may be enhanced by demand  features,  which would enable the Portfolio to demand payment on short notice from the issuer or a financial intermediary.

         Income-Producing  Securities.  Types of income producing  securities that the Portfolio may purchase include,  but are not limited to, (i) variable  and floating  rate  obligations,  which are  securities  having  interest  rates that are adjusted  periodically  according to a specified  formula,  usually with  reference to some  interest  rate index or market interest  rate,  (ii)  standby  commitments,  which are  instruments  similar  to puts that give the  holder  the option to obligate a broker,  dealer or bank to repurchase a security at a specified price, and (iii) tender option bonds,  which are relatively  long-term  bonds that are coupled  with the  agreement  of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities the option to tender the securities to the  institution  at periodic  intervals.  The
Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of its  portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt instruments  the  interest  on which  varies in an  inverse  relationship  to the  interest  rate on another  security.  If movements  in interest  rates are  incorrectly  anticipated,  the  Portfolio  could lose money or its net asset value could decline by the use of inverse  floaters.  The  Portfolio  will not invest  more than 5% of its assets in inverse  floaters.
The Portfolio may also invest in strip bonds,  which are debt securities that are stripped of their interest  (usually by a financial  intermediary)  after the securities are issued. The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this Statement  under "Certain Risk Factors and Investment
Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.  Additionally, the
Portfolio may have to sell portfolio holdings so that it is able to distribute cash in order to satisfy current federal tax law requirements to distribute income accrued, but not actually received, on zero coupon, step coupon and pay-in-kind securities.  This may cause the Portfolio to incur capital gains or losses on such sales, as well as reduce the assets to which Portfolio expenses could be allocated and reduce the rate of return for the Portfolio.  For additional discussion of potential tax consequences of investing in zero coupon securities, see this Statement under "Tax Matters."

         High-Yield/High-Risk  Securities.  The Portfolio may invest in bonds that are rated below  investment  grade.  The
Portfolio  may also  invest  in  unrated  debt  securities  of  foreign  and  domestic  issuers.  Unrated  debt,  while not necessarily  of lower  quality than rated  securities,  may not have as broad a market.  Because of the size and  perceived demand of the issue,  among other  factors,  certain  municipalities  may not incur the costs of  obtaining  a rating.  The
Sub-advisor  will  analyze  the  creditworthiness  of the  issuer,  as well as any  financial  institution  or other  party responsible for payments on the security,  in determining  whether to purchase unrated municipal bonds.  Unrated bonds will be included in those bonds rated below investment  grade unless the Sub-advisor  deems such securities to be the equivalent of investment  grade  securities.  For a description of these  securities  and a discussion of the risks involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The  Portfolio  may purchase  defaulted  securities  subject to the above  limits,  but only when the  Sub-advisor believes,  based upon its analysis of the financial  condition,  results of operations  and economic  outlook of an issuer, that there is  potential  for  resumption  of income  payments and that the  securities  offer an unusual  opportunity  for capital  appreciation.  Notwithstanding the Sub-advisor's  belief as to the resumption of income,  however, the purchase of any security on which  payment of interest or dividends is suspended  involves a high degree of risk.  Such risk  includes, among other things, the following:

                  Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial  and  market  risks  that can result in  substantial  or, at times,  even  total  losses.  Issuers  of  defaulted securities may have substantial  capital needs and may become involved in bankruptcy or reorganization  proceedings.  Among the problems  involved in  investments  in such issuers is the fact that it may be  difficult to obtain  information  about their  condition.  The market  prices of  securities  of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread  between the bid and asked prices of such  securities  may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the Portfolio  generally  will purchase  securities  for which the  Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively  traded than other  securities  and it may be difficult to dispose of  substantial  holdings of such  securities  at  prevailing  market prices.  The  Portfolio  will limit  holdings of any such  securities  to amounts that the  Sub-advisor  believes  could be readily sold, and holdings of such securities  would,  in any event, be limited so as not to limit the Portfolio's  ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted  securities  require active  monitoring  and may, at times,  require  participation  in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may use reverse  repurchase  agreements to provide cash to satisfy unusually  heavy  redemption  requests or for other  temporary  or  emergency  purposes  without the  necessity  of selling portfolio  securities,  or to earn  additional  income on  portfolio  securities,  such as  Treasury  bills or  notes.  The
Portfolio will enter into reverse repurchase  agreements only with parties that the Sub-advisor deems  creditworthy.  Using reverse  repurchase  agreements  to earn  additional  income  involves  the risk that the  interest  earned on the invested proceeds  is less than the  expense  of the  reverse  repurchase  agreement  transaction.  This  technique  may also have a leveraging  effect on the Portfolio,  although the requirement  for the Portfolio to segregate  assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements and their risks, see the Trust's Prospectus under
"Certain Risk Factors and Investment Methods."

         Futures,  Options and Forward Contracts.  The Portfolio may enter into futures contracts on securities,  financial indices,  and  foreign  currencies  and  options on such  contracts,  and may invest in  options on  securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The  Portfolio  will not enter into any futures  contracts  or options on futures  contracts if the aggregate amount of the Portfolio's  commitments  under  outstanding  futures contract positions  and options on futures  contracts  written by the  Portfolio  would exceed the market  value of the  Portfolio's total  assets.  The  Portfolio  may invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The Portfolio may buy or write options in privately  negotiated  transactions  on the types of securities,  and on indices based on the types of  securities,  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the Sub-advisor  pursuant to procedures adopted by the Sub-advisor for  monitoring  the  creditworthiness  of those  entities.  To the  extent  that an option  purchased  or  written  by the
Portfolio  in a negotiated  transaction  is illiquid,  the value of the option  purchased or the amount of the  Portfolio's obligations under an option it has written,  as the case may be, will be subject to the Portfolio's  limitation on illiquid investments.  In the  case of  illiquid  options,  it may not be  possible  for  the  Portfolio  to  effect  an  offsetting transaction  when the  Sub-advisor  believes it would be  advantageous  for the  Portfolio to do so. For a  description  of these strategies and instruments and certain of their risks,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar instruments.  Eurodollar instruments are
U.S.  dollar-denominated  futures  contracts  or  options  thereon  that are linked to the London  Interbank  Offered  Rate
("LIBOR"),  although  foreign  currency-denominated  instruments  are  available  from  time to  time.  Eurodollar  futures contracts  enable  purchasers  to obtain a fixed  rate for the  lending  of funds and  sellers  to obtain a fixed  rate for borrowings.  The Portfolio  might use Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

         Swaps and Swap-Related  Products.  The Portfolio may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Portfolio's  obligations  over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with  respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one NRSRO at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market in certain  instances may be relatively more liquid than it has  historically  been. Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and,  accordingly,  are less liquid than swaps.  To the extent the  Portfolio  sells (i.e.,  writes)  caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate  net asset value at least equal to the full amount,  accrued on a daily basis,  of its obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its counterparty to collateralize  obligations under the swap. Under the documentation  currently used in those markets, the risk of loss with  respect to interest  rate swaps is limited to the net amount of the payments  that the  Portfolio is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Portfolio  would risk the loss of the payments  that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs Mid-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase agreements,  deposits of assets to margin, guarantee positions in futures,  options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         5.       The  Portfolio  does not currently  intend to purchase any security or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Trustees,  or the Portfolio's  Sub-advisor acting pursuant to authority  delegated by the  Trustees,  may determine  that a readily  available  market exists for  securities eligible for resale  pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule,  Section 4(2)  commercial  paper and  municipal  lease  obligations.  Accordingly,  such  securities  may not be subject to the foregoing limitation.

         6.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio  may lend  portfolio  securities  with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.  Borrowers  are required continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily.  The  Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason, the collateral should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells  portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed price  reflecting  a market rate of interest;  these agreements are considered borrowings for purposes of the Portfolio's  investment  limitations and policies concerning  borrowings.  There is a risk  that the  counterparty  to a  reverse  repurchase  agreement  will be  unable  or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio  may write  covered  call options on  securities  it owns.  Generally,  the purpose of writing these options is to reduce the effect of price  fluctuation of securities  held by the  Portfolio's  net asset  value.  Securities  on which call  options  may be written by the  Portfolio  are  purchased  solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio  writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing  the call  option.  The  Portfolio  writes  only  "covered"  call  options on  securities  it owns.  So long as the obligation  of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring  it to deliver the  underlying  security  against  payment of the  exercise  price.  The  Portfolio  may be  obligated  to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call  option,  it pays a premium  for the right to  purchase a security  from the writer at a  specified  price  until a specified  date.  A call option  would be  purchased  by the  Portfolio  to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call options,  which the  Portfolio  will not do), but is capable of enhancing the Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security  above the  exercise  price,  but conversely  retains the risk of loss should the price of the  security  decline.  If a call option that the  Portfolio  has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  in the case of a call  option,  that gain may be offset by a decline  in the  market  value of the  underlying  security  during  the option period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale or  purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts between the Portfolio and its counter-party  with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases  an OTC option,  it generally  will be able to "close out" the option  prior to its  expiration  only by entering  into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased  the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in
OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this
Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or purchases) an option is the amount at which the option is currently  traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability  on the  Portfolio's  statement  of assets and  liabilities.  This  liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  equity and debt  securities  issued by foreign  issuers  (including  governments,  quasi-governments  and  foreign  banks) and  foreign  branches  of U.S.  banks, including  negotiable CDs and  commercial  paper.  These  investments  are subject to the  Portfolio's  quality  standards.
While  investments  in  foreign  securities  are  intended  to  reduce  risk by  providing  further  diversification,  such investments  involve  sovereign  and other  risks,  in addition to the credit and market  risks  normally  associated  with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing  securities that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3)
warrants,  (4) CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'  acceptances  issued by  foreign  banks,  (5)
obligations of other  corporations,  and (6)  obligations of foreign  governments,  or their  subdivisions,  agencies,  and
instrumentalities,   international  agencies,  and  supranational   entities.   Risks  of  investing  in  foreign  currency
denominated  securities  include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse changes in investment  or exchange  control  regulations  (which  could  prevent cash from being  brought  back to the U.S.),  and (3)
expropriation or  nationalization of foreign portfolio  companies.  Mail service between the U.S. and foreign countries may be slower or less reliable than within the United  States,  thus  increasing  the risk of delayed  settlements of portfolio transactions or loss of certificates for portfolio  securities.  For an additional  discussion of the risks associated with foreign  securities,  whether  denominated  in U.S.  dollars or foreign  currencies,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the  Portfolio is uninvested  and no return is earned  thereon.  The  inability of the Portfolio to make intended  security purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose  of  portfolio  securities  due to  settlement  problems  could  result  either in losses to the  Portfolio  due to subsequent  declines in value of the  portfolio  securities,  or, if the  Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their  agencies or  instrumentalities.  Foreign debt  securities  are subject to risks similar to those of other foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this  Statement and in the Trust's  Prospectus  under  "Investment  Objectives  and Policies" and "Certain Risk Factors and
Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Portfolio may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio  is not  restricted  in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio may engage in foreign  currency  exchange  transactions.  Foreign currency  exchange  transactions  will be conducted either on a spot (i.e.,  cash) basis at the spot rate prevailing in the
                                                                      ----
foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies
("forward  contracts").  The  Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future foreign currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract for the purchase  or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign  currency  involved  in the  underlying security  transactions,  the  Portfolio  will be able to protect  itself  against a  possible  loss.  When the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also  enter  into a forward  contract  to sell the  amount of foreign  currency  for a fixed  amount of  dollars  which approximates the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts in one  currency to hedge  against fluctuations in the value of securities  denominated in a different currency,  when the Sub-advisor  believes that there is a pattern of  correlation  between the two  currencies.  The  Portfolio  may also  purchase and sell forward  contracts for non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency will appreciate or depreciate in value, but securities in that currency do not present  attractive  investment  opportunities  and are not held in the  Portfolio's portfolio.

         When the Portfolio engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other  assets  denominated  in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign currency or terminate its  contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such  foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign currency,  it may be  required  to obtain  such  currency  through the sale of  portfolio  securities  denominated  in such currency  or  through  conversion  of  other  assets  into  such  currency.  If  the  Portfolio  engages  in an  offsetting transaction,  it will  incur a gain or a loss to the  extent  that  there has been a change  in  forward  contract  prices.
Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed  appropriate by the
Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be achieved  at some future  point in time.  The  precise  projection  of  short-term  currency market movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter  forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit from such  transactions,  unanticipated changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there  may  be  imperfect  correlation  between  the  Portfolio's  holdings  of  securities denominated in a particular  currency and forward contracts entered into by the Portfolio.  Such imperfect  correlation may cause the  Portfolio  to sustain  losses  which will  prevent it from  achieving  a complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter  into a  forward  contract  with a term of  greater  than one year.  The
Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies,  the Portfolio will either cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider  its  position  covered if it has securities  in the  currency  subject to the forward  contract,  or otherwise  has the right to obtain that  currency at no additional cost. In the  alternative,  the Portfolio will place cash, fixed income,  or equity  securities  (denominated in the foreign  currency  subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal  the  value of the  Portfolio's  assets  which  are  committed  to the  consummation  of  foreign  currency  exchange contracts.  If the value of the securities  placed in the separate  account  declines,  the Portfolio will place additional cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S.-dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the  Portfolio  may  purchase  put options on the foreign  currency.  If the value of the  currency declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such  currency.  This  would  result  in a gain  that may  offset,  in whole or in part,  the  negative  effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options on such currency.  If the value of such currency  increases  sufficiently,  the  Portfolio  will have the right to purchase that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a purchase  would result in a gain that may offset, at least partially,  the effect of any  currency-related  increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions,  however, the benefit the Portfolio derives from purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes.  For example,  if the Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If unanticipated  exchange rate fluctuations  occur, a put or call option may be exercised and the Portfolio could be  required  to purchase  or sell the  underlying  currency  at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be  required to forego all or a portion of the benefits  which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.
Options  on  foreign  currencies  may be traded on U.S.  or  foreign  exchanges  or  over-the-counter  options  or  foreign currencies  that are traded on the OTC market and involve  liquidity  and credit  risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire  that  foreign  currency without  additional  cash  consideration.  A call option is also covered if the Portfolio  holds a call on the same foreign currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the difference is maintained by the Portfolio in cash,  fixed income or equity  securities in a segregated  account with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Portfolio will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation of a large percentage of the Portfolio's  assets could impede portfolio  management or the Portfolio's  ability to meet current  obligations.  The  Portfolio  may be unable  promptly to dispose of assets that cover,  or are  segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.
REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the
Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs)
are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio  may invest in preferred  stock.  Unlike  interest  payments on debt  securities, dividends  on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although preferred  shareholders  may have certain  rights if  dividends  are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money  market  instruments,  U.S.  Government  or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's Ratings
Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any other  nationally  recognized  statistical  rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor to such rated  securities.
The ratings of an NRSRO  represent  its opinion as to the quality of  securities  it  undertakes  to rate.  Ratings are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio  mainly refers to ratings  assigned by
S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they no longer would be eligible for purchase by the  Portfolio,  the  Portfolio  will engage in an orderly  disposition  of the  securities to the extent necessary to ensure that the Portfolio's holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The  Portfolio  may invest in  convertible  securities  of any  quality.  A  convertible security  entitles the holder to receive  interest  paid or accrued on debt or the dividend  paid on preferred  stock until the  convertible  security  matures or is redeemed,  converted or  exchanged.  Before  conversion,  convertible  securities ordinarily  provide a stream of income with  generally  higher  yields  than those of common  stocks of the same or similar issuers,  but  lower  than  the  yield  on  non-convertible  debt.  Convertible  securities  are  usually  subordinated  to comparable-tier  nonconvertible  securities  but rank senior to common  stock in a  corporation's  capital  structure.  The value of a  convertible  security  is a function  of (1) its yield in  comparison  with the yields of other  securities  of comparable maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted into the underlying  common stock.  Convertible  debt  securities are subject to the  Portfolio's  investment  policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established  in the  security's  governing  instrument.  If a  convertible  security  held by the  Portfolio  is called for redemption,  the Portfolio  will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse  effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial paper  receiving  the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the  Sub-advisor  to be of equivalent quality.

         The Portfolio may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Banking  and  Savings  Institution  Securities.  The  Portfolio  may invest in  banking  and  savings  institution obligations,  which include CDs, time deposits,  bankers'  acceptances,  and other  short-term debt  obligations  issued by savings  institutions.  CDs are receipts for funds deposited for a specified  period of time at a specified rate of return;
time  deposits  generally are similar to CDs, but are  uncertificated;  and bankers'  acceptances  are time drafts drawn on commercial banks by borrowers,  usually in connection with international commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the Portfolio invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Neuberger  Berman Mid-Cap Growth  Portfolio.  These  limitations  are not  fundamental  restrictions  and can be changed without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase  securities if outstanding  borrowings,  including any reverse  repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such  short-term  credits as are  necessary for the clearance of  securities  transactions.  Margin  payments in connection with  transactions  in futures  contracts and options on futures  contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The  Portfolio  may not sell  securities  short,  unless it owns or has the  right to  obtain  securities equivalent  in kind and  amount to the  securities  sold  without  payment of  additional  consideration.  Transactions  in futures contracts and options shall not constitute selling securities short.

         6.       The  Portfolio  may not purchase  any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary  course of  business  for  approximately  the amount at which the  Portfolio  has valued the  securities,  such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans.  In order to realize  income,  the Portfolio  may lend  portfolio  securities  with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.  Borrowers  are required continuously to secure their  obligations to return securities on loan from the Portfolio by depositing  collateral,  which will be marked to market daily,  in a form  determined to be satisfactory by the Trustees and equal to at least 100% of the market value of the loaned  securities,  which will also be marked to market daily.  The  Sub-advisor  believes the risk of loss on these  transactions is slight because,  if a borrower were to default for any reason, the collateral should satisfy the obligation.  However,  as with other extensions of secured credit,  loans of portfolio  securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse  Repurchase  Agreements.  In a reverse  repurchase  agreement,  the Portfolio sells  portfolio  securities subject to its  agreement  to  repurchase  the  securities  at a later date for a fixed price  reflecting  a market rate of interest;  these agreements are considered borrowings for purposes of the Portfolio's  investment  limitations and policies concerning  borrowings.  There is a risk  that the  counterparty  to a  reverse  repurchase  agreement  will be  unable  or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase  call options in related  closing  transactions.  Generally,  the purpose of writing  these options is to reduce the effect of price  fluctuations  of securities  held by the Portfolio on the  Portfolio's  net asset value.  Securities on which call options may be written by the  Portfolio  are purchased  solely on the basis of investment considerations consistent with the Portfolio's investment objectives.

         When the Portfolio  writes a call option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain date if the  purchaser  decides to exercise the option.  The  Portfolio  receives a premium for writing  the call  option.  The  Portfolio  writes  only  "covered"  call  options on  securities  it owns.  So long as the obligation  of the writer of the call option  continues,  the writer may be assigned an exercise  notice,  requiring  it to deliver the  underlying  security  against  payment of the  exercise  price.  The  Portfolio  may be  obligated  to deliver securities underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases a call  option,  it pays a premium  for the right to  purchase a security  from the writer at a  specified  price  until a specified  date.  A call option  would be  purchased  by the  Portfolio  to offset a previously written call option.

         The writing of covered call options is a conservative  investment  technique believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered  call options,  which the  Portfolio  will not do), but is capable of enhancing the Portfolio's total return.  When writing a covered call option,  the Portfolio,  in return for the premium, gives up the  opportunity  for profit from a price  increase in the  underlying  security  above the  exercise  price,  but conversely  retains the risk of loss should the price of the  security  decline.  If a call option that the  Portfolio  has written  expires  unexercised,  the Portfolio will realize a gain in the amount of the premium;  however,  that gain may be offset by a decline  in the market  value of the  underlying  security  during the  option  period.  If the call  option is exercised, the Portfolio will realize a gain or loss from the sale or purchase of the underlying security.

           The exercise price of an option may be below, equal to, or above the market value of the underlying  security at the time the option is  written.  Options  normally  have  expiration  dates  between  three and nine  months from the date written.  The  obligation  under any option  terminates  upon  expiration  of the option or, at an earlier  time,  when the writer offsets the option by entering into a "closing  purchase  transaction" to purchase an option of the same series.  If an option is purchased by the Portfolio and is never  exercised,  the Portfolio  will lose the entire amount of the premium paid.

           Options  are  traded  both  on  national  securities  exchanges  and in  the  over-the-counter  ("OTC")  market.
Exchange-traded  options are issued by a clearing organization  affiliated with the exchange on which the option is listed;
the clearing organization in effect guarantees completion of, every  exchange-traded  option. In contrast,  OTC options are contracts between the Portfolio and its counter-party  with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases  an OTC option,  it generally  will be able to "close out" the option  prior to its  expiration  only by entering  into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased  the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in
OTC options,  and will limit  counterparties  in such  transactions  to dealers with a net worth of at least $20 million as reported in their latest  financial  statements.  For an  additional  discussion  of OTC options and their risks,  see this
Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or purchases) an option is the amount at which the option is currently  traded on the applicable  exchange,  less (or plus) a commission.  The premium may reflect,  among other things,  the current market price of the underlying  security,  the  relationship of the exercise price to the market price, the historical price volatility of the underlying  security,  the length of the option period, the general supply of and demand for credit,  and the general  interest rate  environment.  The premium  received by the Portfolio for writing an option is recorded as a liability  on the  Portfolio's  statement  of assets and  liabilities.  This  liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions in connection  with purchasing or writing  options,  including those used to close out existing positions.  These brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an additional  discussion of options and their risks,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest in U.S.  dollar-denominated  securities  issued by foreign  issuers
(including  governments and  quasi-governments) and foreign branches of U.S. banks, including negotiable CDs and commercial paper.  These investments are subject to the Portfolio's  quality  standards.  While investments in foreign  securities are intended to reduce risk by providing  further  diversification,  such  investments  involve  sovereign and other risks,  in addition to the credit and market risks normally associated with domestic securities.

         The Portfolio may invest in equity, debt, or other income-producing  securities that are denominated in or indexed to foreign  currencies,  including,  but not limited to (1) common and preferred stocks,  (2) convertible  securities,  (3)
CDs,  commercial paper,  fixed-time  deposits,  and bankers'  acceptances issued by foreign banks, (4) obligations of other corporations,  and (5)  obligations  of  foreign  governments,  or their  subdivisions,  agencies,  and  instrumentalities, international  agencies,  and  supranational  entities.  Risks of  investing  in foreign  currency  denominated  securities include (1)  nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse  changes in  investment or exchange control  regulations  (which  could  prevent  cash  from  being  brought  back  to the  U.S.),  and  (3)  expropriation  or nationalization  of foreign  portfolio  companies.  Mail service  between the U.S. and foreign  countries  may be slower or less reliable than within the United States, thus increasing the risk of delayed  settlements of portfolio  transactions or loss of  certificates  for  portfolio  securities.  For an  additional  discussion  of the risks  associated  with  foreign securities,  whether  denominated in U.S.  dollars or foreign  currencies,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Prices of foreign  securities  and exchange  rates for foreign  currencies  may be affected by the interest  rates prevailing in other  countries.  The interest rates in other  countries are often affected by local factors,  including the strength  of the local  economy,  the  demand  for  borrowing,  the  government's  fiscal and  monetary  policies,  and the international  balance of  payments.  Individual  foreign  economies  may differ  favorably  or  unfavorably  from the U.S.
economy in such respects as gross national product,  rate of inflation,  capital reinvestment,  resource  self-sufficiency, and balance of payments position.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the  Portfolio is uninvested  and no return is earned  thereon.  The  inability of the Portfolio to make intended  security purchases due to settlement problems could cause the Portfolio to miss attractive  investment  opportunities.  Inability to dispose  of  portfolio  securities  due to  settlement  problems  could  result  either in losses to the  Portfolio  due to subsequent  declines in value of the  portfolio  securities,  or, if the  Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate  bonds and  debentures  and sovereign  debt  instruments  issued or guaranteed by foreign  governments,  their agencies or  instrumentalities.  The Portfolio may invest in lower-rated foreign debt  securities  subject to the  Portfolio's 15% limitation on lower-rated  debt  securities.  Foreign debt securities are subject  to  risks  similar  to those  of  other  foreign  securities,  as well as  risks  similar  to those of other  debt securities,  as discussed in this Statement and in the Trust's  Prospectus under  "Investment  Objectives and Policies" and
"Certain Risk Factors and Investment Methods."

         In order to limit the risk  inherent in investing in foreign  currency-denominated  securities,  the Portfolio may not purchase any such  security if after such  purchase  more than 10% of its total assets (taken at market value) would be invested in such  securities.  Within such  limitation,  however,  the  Portfolio  is not  restricted  in the amount it may invest in securities denominated in any one foreign currency.

         Foreign  Currency  Transactions.  The  Portfolio may engage in foreign  currency  exchange  transactions.  Foreign currency  exchange  transactions  will be conducted either on a spot (i.e.,  cash) basis at the spot rate prevailing in the
                                                                      ----
foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies
("forward  contracts").  The  Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future foreign currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward contract  involves an obligation to purchase or sell a specific  currency at a future date, which may be any fixed  number of days  (usually  less than one year) from the date of the  contract  agreed upon by the  parties,  at a price set at the time of the contract.  These  contracts  are traded in the interbank  market  conducted  directly  between traders (usually large  commercial  banks) and their customers.  A forward contract  generally has no deposit  requirement, and no  commissions  are  charged  at any stage for  trades.  Although  foreign  exchange  dealers  do not charge a fee for conversion,  they do realize a profit based on the difference  (the spread)  between the price at which they are buying and selling various currencies.

         When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a security  denominated  in a foreign currency,  it may wish to "lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract for the purchase  or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign  currency  involved  in the  underlying security  transactions,  the  Portfolio  will be able to protect  itself  against a  possible  loss.  When the  Sub-advisor believes that the currency of a particular  foreign country may suffer a substantial  decline against the U.S.  dollar,  it may also  enter  into a forward  contract  to sell the  amount of foreign  currency  for a fixed  amount of  dollars  which approximates  the value of some or all of a Portfolio's  securities  denominated  in such foreign  currency.  The Portfolio may also engage in cross-hedging by using forward  contracts in one currency to hedge against  fluctuations in the value of securities  denominated  in a different  currency,  when the  Sub-advisor  believes that there is a pattern of  correlation between the two currencies.

         When the Portfolio engages in forward contracts for hedging purposes,  it will not enter into forward contracts to sell currency or maintain a net exposure to such  contracts if their  consummation  would obligate the Portfolio to deliver an amount of foreign  currency in excess of the value of its  portfolio  securities  or other  assets  denominated  in that currency.  At the consummation of the forward  contract,  the Portfolio may either make delivery of the foreign currency or terminate its  contractual  obligation to deliver by purchasing an offsetting  contract  obligating it to purchase the same amount of such  foreign  currency at the same  maturity  date.  If the  Portfolio  chooses to make  delivery of the foreign currency,  it may be  required  to obtain  such  currency  through the sale of  portfolio  securities  denominated  in such currency  or  through  conversion  of  other  assets  into  such  currency.  If  the  Portfolio  engages  in an  offsetting transaction,  it will  incur a gain or a loss to the  extent  that  there has been a change  in  forward  contract  prices.
Closing purchase  transactions  with respect to forward  contracts are usually made with the currency trader who is a party to the original forward contract.

         The Portfolio is not required to enter into such transactions and will not do so unless deemed  appropriate by the
Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply  establishes a rate of exchange  which can be achieved  at some future  point in time.  The  precise  projection  of  short-term  currency market movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While the Portfolio may enter  forward  contracts to reduce  currency  exchange rate risks,  transactions  in such contracts  involve  certain  other risks.  Thus,  while the  Portfolio  may benefit from such  transactions,  unanticipated changes in currency  prices may result in a poorer overall  performance for the Portfolio than if it had not engaged in any such  transactions.  Moreover,  there  may  be  imperfect  correlation  between  the  Portfolio's  holdings  of  securities denominated in a particular  currency and forward contracts entered into by the Portfolio.  Such imperfect  correlation may cause the  Portfolio  to sustain  losses  which will  prevent it from  achieving  a complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter  into a  forward  contract  with a term of  greater  than one year.  The
Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the Portfolio engages in forward contracts for the sale or purchase of currencies,  the Portfolio will either cover its  position or  establish a  segregated  account.  The  Portfolio  will  consider  its  position  covered if it has securities  in the  currency  subject to the forward  contract,  or otherwise  has the right to obtain that  currency at no additional cost. In the  alternative,  the Portfolio will place cash, fixed income,  or equity  securities  (denominated in the foreign  currency  subject to the forward  contract) in a separate  account.  The amounts in such separate account will equal  the  value of the  Portfolio's  assets  which  are  committed  to the  consummation  of  foreign  currency  exchange contracts.  If the value of the securities  placed in the separate  account  declines,  the Portfolio will place additional cash or  securities  in the  account  on a daily  basis so that the  value of the  account  will  equal  the  amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The  Portfolio  may write and  purchase  covered  call and put options on foreign currencies  in amounts  not  exceeding  5% of its net assets for the  purpose of  protecting  against  declines in the U.S.
dollar value of portfolio  securities or increases in the U.S.-dollar cost of securities to be acquired,  or to protect the dollar  equivalent  of  dividend,  interest,  or other  payment on those  securities.  A decline  in the dollar  value of a foreign currency in which portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their  value in the  foreign  currency  remains  constant.  In order to  protect  against  such  decreases  in the value of portfolio  securities,  the  Portfolio  may  purchase  put options on the foreign  currency.  If the value of the  currency declines,  the  Portfolio  will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such  currency.  This  would  result  in a gain  that may  offset,  in whole or in part,  the  negative  effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which securities to be acquired by the Portfolio are denominated rises,  thereby  increasing the cost of such securities,  the Portfolio may purchase call options on such currency.  If the value of such currency  increases  sufficiently,  the  Portfolio  will have the right to purchase that currency for a fixed amount of dollars  which is less than the market value of that  currency.  Such a purchase  would result in a gain that may offset, at least partially,  the effect of any  currency-related  increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options transactions,  however, the benefit the Portfolio derives from purchasing foreign  currency  options will be reduced by the amount of the premium and related  transaction  costs.  In  addition,  if currency  exchange rates do not move in the direction or to the extent  anticipated,  the Portfolio could sustain losses on transactions  in foreign  currency  options  which would  deprive it of a portion or all of the  benefits  of  advantageous changes in such rates.

         The Portfolio may also write options on foreign currencies for hedging purposes.  For example,  if the Sub-advisor anticipates a decline in the dollar value of foreign currency  denominated  securities because of declining exchange rates, it could,  instead of  purchasing a put option,  write a call option on the  relevant  currency.  If the  expected  decline occurs,  the option will most likely not be exercised,  and the decrease in value of portfolio  securities  will be offset, at least in part, by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option, to hedge against an  anticipated  increase in the dollar cost of securities to be acquired.  If exchange  rates move in the manner  projected,  the put option most likely will not be exercised,  and such increased cost will be offset,  at least in part, by the amount of the premium received.  However, as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium,  and only if rates move in the expected direction.

         If unanticipated  exchange rate fluctuations  occur, a put or call option may be exercised and the Portfolio could be  required  to purchase  or sell the  underlying  currency  at a loss which may not be fully  offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the  Portfolio  also may be  required to forego all or a portion of the benefits  which might  otherwise  have been obtained from favorable  movements in currency  exchange  rates.
Certain options on foreign  currencies are traded on the OTC market and involve  liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         A call option  written on foreign  currency by the  Portfolio is "covered" if the  Portfolio  owns the  underlying foreign  currency  subject to the call,  or if it has an absolute and  immediate  right to acquire  that  foreign  currency without  additional  cash  consideration.  A call option is also covered if the Portfolio  holds a call on the same foreign currency for the same  principal  amount as the call written  where the exercise  price of the call held is (a) equal to or less than the exercise  price of the call written or (b) greater than the exercise  price of the call written if the amount of the difference is maintained by the Portfolio in cash,  fixed income or equity  securities in a segregated  account with its custodian.

         The risks of currency options are similar to the risks of other options,  as discussed above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign Currencies  ("Hedging  Instruments").
The Portfolio will comply with SEC staff  guidelines  regarding  "cover" for Hedging  Instruments and, if the guidelines so require,  set aside in a segregated  account with its  custodian the  prescribed  amount of cash,  fixed income,  or equity securities.  Securities  held in a  segregated  account  cannot be sold while the  futures,  option,  or  forward  strategy covered  by those  securities  is  outstanding,  unless  they  are  replaced  with  other  suitable  assets.  As a  result, segregation of a large percentage of the Portfolio's  assets could impede portfolio  management or the Portfolio's  ability to meet current  obligations.  The  Portfolio  may be unable  promptly to dispose of assets that cover,  or are  segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment Trusts (REITs).  The Portfolio may invest in shares of REITs.  REITs are pooled investment vehicles  which invest  primarily in real estate or real estate  related  loans.  REITs are generally  classified as equity
REITs,  mortgage  REITs or a  combination  of equity and mortgage  REITs.  Equity REITs invest the majority of their assets directly in real  property  and derive  income  primarily  from the  collection  of rents.  Equity  REITs can also  realize capital gains by selling  properties  that have  appreciated  in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Like regulated  investment  companies such as the  Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided  they comply with  certain requirements  under the Internal Revenue Code (the "Code").  The Portfolio will indirectly bear its proportionate  share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs  involves  certain  unique  risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
REITs are dependent upon management skills, are not diversified  (except to the extent the Code requires),  and are subject
to  the  risks  of  financing  projects.  REITs  are  subject  to  heavy  cash  flow  dependency,   default  by  borrowers,
self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for distributed  income under the
Code and failing to maintain their exemptions from the Investment  Company Act of 1940. REITs  (especially  mortgage REITs)
are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio  may invest in preferred  stock.  Unlike  interest  payments on debt  securities, dividends  on  preferred  stock are  generally  payable at the  discretion  of the issuer's  board of  directors,  although preferred  shareholders  may have certain  rights if  dividends  are not paid.  Shareholders  may suffer a loss of value if dividends are not paid,  and generally  have no legal recourse  against the issuer.  The market prices of preferred  stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed  Income  Securities.  The  Portfolio  may invest in money  market  instruments,  U.S.  Government  or Agency securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from Standard & Poor's Ratings
Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any other  nationally  recognized  statistical  rating organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed  comparable by the  Sub-advisor  to such rated  securities
("Comparable  Unrated  Securities").  In addition,  the Portfolio  may invest up to 15% of its net assets,  measured at the time of investment,  in corporate debt  securities  rated below  investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO  represent  its  opinion  as to the  quality of  securities  it  undertakes  to rate.  Ratings  are not absolute  standards of quality;  consequently,  securities  with the same maturity,  coupon,  and rating may have different yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio  mainly refers to ratings  assigned by
S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities are subject to the risk of an issuer's  inability to meet principal and interest payments on the  obligations  ("credit  risk") and also may be subject to price  volatility  due to such  factors as  interest  rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market  liquidity  ("market  risk").
Lower-rated  securities  are more  likely to react to  developments  affecting  market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or  developments  regarding the  individual  issuer are more likely to cause price volatility  and weaken the capacity of the issuer of such  securities to make  principal and interest  payments than is the case for higher-grade debt securities.  An economic downturn  affecting the issuer may result in an increased  incidence of default.  The market for lower-rated  securities may be thinner and less active than for higher-rated  securities.  Pricing of thinly  traded  securities  requires  greater  judgment  than pricing of securities  for which market  transactions  are regularly reported.

         Convertible Securities.  The Portfolio may invest in convertible  securities.  A convertible security entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security matures or is redeemed,  converted or exchanged.  Before conversion,  convertible securities ordinarily provide a stream of income with generally  higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on non-convertible  debt.  Convertible  securities are usually  subordinated to comparable-tier  nonconvertible  securities but rank senior to common stock in a corporation's  capital  structure.  The value of a convertible  security is a function of (1) its yield in comparison  with the yields of other  securities of comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth,  at market value,  if converted  into the underlying  common stock.  Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed-income investments.

         Convertible  securities are typically  issued by smaller  companies whose stock prices may be volatile.  The price of a  convertible  security  often  reflects  such  variations  in the price of the  underlying  common stock in a way that nonconvertible  debt does not. A  convertible  security may be subject to redemption at the option of the issuer at a price established  in the  security's  governing  instrument.  If a  convertible  security  held by the  Portfolio  is called for redemption,  the Portfolio  will be required to convert it into the  underlying  common stock,  sell it to a third party or permit the issuer to redeem the  security.  Any of these actions could have an adverse  effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial Paper. Commercial paper is a short-term debt security issued by a corporation,  bank, municipality,  or other  issuer,  usually for purposes  such as financing  current  operations.  The  Portfolio may invest only in commercial paper  receiving  the highest  rating from S&P (A-1) or Moody's  (P-1),  or deemed by the  Sub-advisor  to be of equivalent quality.

         The Portfolio may invest in commercial  paper that cannot be resold to the public  because it was issued under the exception for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While such  securities  normally will be considered  illiquid and subject to the Portfolio's 15% limitation on investments in illiquid  securities,  the Sub-advisor may in certain cases determine that such paper is liquid under guidelines established by the Board of Trustees.

         Zero Coupon  Securities.  The  Portfolio  may invest up to 5% of its net assets in zero coupon  securities,  which are debt  obligations  that do not entitle the holder to any  periodic  payment of interest  prior to maturity or specify a future date when the  securities  begin paying  current  interest.  Rather,  they are issued and traded at a discount  from their face amount or par value,  which discount varies  depending on prevailing  interest  rates,  the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The market prices of zero coupon  securities  generally  are more volatile than the prices of securities  that pay interest  periodically  and are likely to respond to changes in interest  rates to a greater  degree than do other types of debt securities having similar maturities and credit quality.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Neuberger  Berman Mid-Cap Value  Portfolio.  These  limitations  are not  fundamental  restrictions,  and can be changed without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its assets in medium capitalization companies unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio may not purchase  securities if outstanding  borrowings,  including any reverse  repurchase agreements, exceed 5% of its total assets.

         3.       Except for the purchase of debt securities and engaging in repurchase  agreements,  the Portfolio may not make any loans other than securities loans.

         4.       The  Portfolio may not purchase  securities on margin from brokers,  except that the Portfolio may obtain such  short-term  credits as are  necessary for the clearance of  securities  transactions.  Margin  payments in connection with  transactions  in futures  contracts and options on futures  contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5.       The  Portfolio  may not sell  securities  short,  unless it owns or has the  right to  obtain  securities equivalent  in kind and  amount to the  securities  sold  without  payment of  additional  consideration.  Transactions  in futures contracts and options shall not constitute selling securities short.

         6.       The  Portfolio  may not purchase  any security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold within  seven days in the ordinary  course of  business  for  approximately  the amount at which the  Portfolio  has valued the  securities,  such as repurchase agreements maturing in more than seven days.

         7.       The Portfolio may not invest in puts, calls, straddles,  spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against  portfolio  securities  having a market value not exceeding
10% of its net assets and (ii)  purchase call options in related  closing  transactions.  The  Portfolio  does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts.

         8.       The  Portfolio  may not invest more than 10% of the value of its total  assets in  securities  of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In order to afford the Portfolio  the  flexibility  to take  advantage of new  opportunities  for investments in accordance with its investment objective or to meet redemptions,  it may, under normal  circumstances,  hold up to 15% of its total assets in money market  instruments  including,  but not limited to,  certificates of deposit,  time deposits and bankers' acceptances issued by domestic bank and thrift institutions,  U.S. Government securities,  commercial paper and repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical market factors suggests that common stock prices will decline  sufficiently so that a temporary  defensive  position is deemed  advisable, the Portfolio may invest in cash, commercial paper, high-grade bonds or cash equivalents, all without limitation.

         U.S.  Government  Obligations.  Obligations,  bills,  notes,  bonds, and other debt securities  issued by the U.S.
Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         Short-term  Corporate Debt  Securities.  These are outstanding  nonconvertible  corporate debt  securities  (e.g., bonds and  debentures)  which have one year or less  remaining  to  maturity.  Corporate  debt  securities  may have fixed, variable,  or floating rates.  For additional  discussion on Short-term  Corporate Debt Securities see this Statement under
"Certain Risk Factors and Investment Methods."

         Commercial Paper.  These are short-term  promissory notes issued by corporations  primarily to finance  short-term credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the  Portfolio  would acquire a high quality money market  instrument  for a relatively  short period  (usually not more than one week)  subject to an obligation of the seller to repurchase,  and the Portfolio to resell,  the  instrument at an agreed price  (including  accrued  interest) and time, thereby  determining the yield during the Portfolio's  holding period.  Repurchase  agreements may be viewed as loans by the Portfolio  collateralized by the underlying  instrument.  This arrangement results in a fixed rate of return that is not  subject to market  fluctuations  during the  Portfolio's  holding  period and not  necessarily  related to the rate of return on the  underlying  instrument.  The value of the sold  securities,  including  accrued  interest,  will be at least equal at all times to the total  amount of the  repurchase  obligation,  including  interest.  For  additional  information about  repurchase  agreements  and their risks,  see the Trust's  Prospectus  under  "Certain  Risk factors and  Investment
Methods."

         Small  Capitalization and Related  Investments.  Certain companies in which the Portfolio will invest may still be in the  developmental  stage.  Investing in smaller,  newer  issuers  generally  involves  greater  risk than  investing in larger,  more established  issuers.  Such companies may have limited product lines,  markets or financial resources and may lack  management  depth.  Their  securities  may have  limited  marketability  and may be subject to more abrupt or erratic price  movements than securities of larger,  more  established  companies or the market averages in general.  The Portfolio also may invest in older  companies  that appear to be  entering a new stage of growth  progress  owing to factors  such as management  changes or development of new  technology,  products or markets,  or companies  providing  products or services with a high unit volume growth rate.  These companies may be subject to many of the same risks as small-cap companies.

         Convertible  Securities,  Warrants,  and  Rights.  The  Portfolio  may invest in  securities  convertible  into or exchangeable  for equity  securities,  including  warrants and rights.  A warrant is a type of security  that  entitles the holder to buy a  proportionate  amount of common stock at a specified  price,  usually  higher than the market price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also  represent  the right to buy common  shares,  normally have a  subscription  price lower than the current market value of the common stock and a life of two to four  weeks.  Warrants  may be  freely  transferable  and may be  traded  on the  major  securities  exchanges.  For additional  discussion  about  Convertible  Securities,  Warrants,  and Rights and their risks,  see this  Statement  under
"Certain Risk Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent otherwise consistent with applicable law, the Portfolio may invest up to 5% of its total assets in Portfolio  Depositary  Receipts,  exchange-traded  shares issued by  investment  companies, typically unit investment  trusts,  holding  portfolios of common stocks designed to replicated and,  therefore,  track the performance  of various  broadly-based  securities  indexes or sectors of such  indexes.  For example,  the  Portfolio  may invest in Standard & Poor's  Depositary  Receipts(R)(SPDRs),  issued by a unit investment  trust whose portfolio tracks the
S&P 500 Composite  Stock Price Index,  or Standard & Poor's  MidCap 400  Depositary  Receipts(R)(MidCap  SPDRs),  which are similarly  linked to the S&P Midcap 400 Index.

         Lending of Portfolio  Securities.  The Portfolio will not lend  securities to the  Sub-advisor or its  affiliates.
By lending its  securities,  the Portfolio  can increase its income by  continuing to receive  interest or dividends on the loaned  securities as well as by either  investing the cash collateral or by earning income in the form of interest paid by the  borrower  when U.S.  Government  securities  are used as  collateral.  The  Portfolio  will  adhere  to the  following conditions  whenever its  securities  are loaned:  (a) the Portfolio  must receive at least 100 percent cash  collateral or equivalent  securities from the borrower,  (b) the borrower must increase this collateral  whenever the market value of the loaned  securities  including  accrued  interest  exceeds  the value of the  collateral,  (c) the  Portfolio  must  receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions on the loaned  securities and any increase in market value,  (d) the Portfolio may pay only  reasonable  custodian fees in connection  with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The  Portfolio  may  purchase  put and call  options and write  (sell) put and covered  call  options on securities and securities  indexes to increase gain or to hedge against the risk of unfavorable  price movements  although, as in the past,  it does not  currently  intend to rely on these  strategies  extensively,  if at all. The  Portfolio  will purchase or write  options  only if such  options  are  exchange-traded  or traded on an  automated  quotation  system of a national securities association.

         The Portfolio  will only sell options that are  "covered." A call option written by the Portfolio on a security is
"covered" if the Portfolio  owns the  underlying  security  covered by the call or has an absolute and  immediate  right to acquire that security without  additional cash  consideration  (or for additional cash  consideration  held in a segregated account)  upon  conversion  or exchange of other  securities  held in its  portfolio.  A call option is also covered if the
Portfolio  holds a call on the same security as the call written where the exercise  price of the call held is (a) equal to or less than the  exercise  price of the call  written or (b) greater  than the  exercise  price of the call written if the difference  is  maintained  by the  Portfolio  in cash or other  liquid  assets in a  segregated  account.  A put option is considered  to be  "covered" if the  Portfolio  maintains  cash or other  liquid  assets with a value equal to the exercise price in a segregated  account or else holds a put on the same security as the put written where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         Although  the  Portfolio  will  generally  not purchase or write  options that appear to lack an active  secondary market,  there is no assurance  that a liquid  secondary  market on an exchange will exist for any  particular  option.  In such event it might not be possible to effect  closing  transactions  in particular  options,  so that the Portfolio  would have to exercise its option in order to realize any profit and would incur brokerage  commissions  upon the exercise of the options.  If the  Portfolio,  as a covered call option  writer,  is unable to effect a closing  purchase  transaction  in a secondary  market,  it will not be able to sell the  underlying  security until the option  expires,  until it delivers the underlying security upon exercise, or until it otherwise covers the position.

         In addition to options on securities,  the Portfolio may also purchase and sell call and put options on securities indexes.  The  Portfolio  may offset its position in stock index  options  prior to  expiration  by entering into a closing transaction  on an exchange or it may let the option  expire  unexercised.  The Portfolio  will not purchase  these options unless the Sub-advisor is satisfied with the  development,  depth and liquidity of the market and the Sub-advisor  believes the options can be closed out.

         The Portfolio will not purchase  options if, as a result,  the aggregate cost of all  outstanding  options exceeds
10% of the  Portfolio's  total  assets,  although no more than 5% of the total  assets will be  committed  to  transactions entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index Futures.  Futures are generally  bought and sold on the commodities exchanges where they are listed.  A stock index future obligates the seller to deliver (and the purchaser to take)
an amount of cash equal to a specific  dollar amount times the  difference  between the value of a specific  stock index at the close of the last  trading day of the contract and the price at which the  agreement is made.  No physical  delivery of the underlying stocks in the index is made.

         While  incidental to its  securities  activities,  the Portfolio may purchase  index futures as a substitute for a comparable  market  position in the  underlying  securities.  Securities  index futures might be sold to protect  against a general  decline  in the value of  securities  of the type that  comprise  the  index.  Put  options  on  futures  might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices.

         In an effort to compensate for the imperfect  correlation of movements in the price of the securities being hedged and movements in the price of the stock index  futures,  the  Portfolio may buy or sell stock index futures  contracts in a greater or lesser dollar amount than the dollar amount of the securities  being hedged if the historical  volatility of the stock index  futures has been less or greater  than that of the  securities.  Such "over  hedging" or "under  hedging"  may adversely  affect the  Portfolio's  net investment  results if market  movements are not as  anticipated  when the hedge is established.

         The  Portfolio  will sell  options  on stock  index  futures  contracts  only as part of closing  transactions  to terminate options positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The  Portfolio's  use, if any, of stock index  futures and options  thereon will in all cases be  consistent  with applicable  regulatory  requirements  and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging,  risk management or other portfolio management  purposes.  If the Portfolio exercises an option on a futures  contract  it will be  obligated  to post  initial  margin  (and  potential  subsequent  variation  margin) for the resulting  futures  position  just as it  would  for any  position.  In order to cover  its  potential  obligations  if the
Portfolio  enters into futures  contracts or options thereon,  the Portfolio will maintain a segregated  account which will contain  only liquid  assets in an amount equal to the total  market  value of such  futures  contracts  less the amount of initial margin on deposit for such contracts.

         For  additional  information  about futures  contracts  and related  options,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The Portfolio may borrow from banks for temporary or emergency  purposes.  If asset  coverage for such borrowings  should decline below the required 300% as a result of market  fluctuations or other reasons,  the Portfolio may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset coverage,  even though it may be  disadvantageous  from an  investment  standpoint  to sell  securities at that time.  Additional  information  about borrowings and its risks is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alger All-Cap Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term  credit  necessary for clearance of purchases of portfolio  securities  and (ii) the  Portfolio  may take margin  deposits in  connection  with  futures  contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer any security  owned by the Portfolio as security for indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or  investments  and  then  such mortgaging,  pledging or hypothecating  may not exceed 33 1/3% of the Portfolio's  total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

5.       The Portfolio may not invest more than 15% of the assets of the Portfolio  (taken at the time of the  investments)
in  "illiquid  securities,"  illiquid  securities  being  defined to  include  securities  subject to legal or  contractual restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days, certain  options  traded over the counter  that the  Portfolio  has  purchased,  securities  being used to cover  options a
Portfolio  has written,  securities  for which market  quotations  are not readily  available,  or other  securities  which legally or in the Sub-advisor's option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities  when it appears to the  Portfolio's
Sub-advisor  that it may not be prudent to be fully invested in common stocks.  In evaluating a convertible  security,  the
Sub-advisor  places primary  emphasis on the  attractiveness  of the underlying  common stock and the potential for capital growth through  conversion.  The Portfolio will normally  purchase only investment grade convertible debt securities having a rating of, or  equivalent  to, at least "BBB"  (which  securities  may have  speculative  characteristics)  by Standard &
Poor's  Rating  Service  ("S&P") or, if unrated,  judged by the  Sub-advisor  to be of  comparable  quality.  However,  the
Portfolio  may also  invest  up to 25% of its  assets  in more  speculative  convertible  debt  securities,  provided  such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities  may include  corporate  notes or  preferred  stock but are  ordinarily  a long-term  debt obligation  of the  issuer  convertible  at a stated  exchange  rate  into  common  stock of the  issuer.  As with all debt securities,  the market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase  as interest  rates  decline.  Convertible  securities  generally  offer  lower  interest or dividend  yields than non-convertible  securities  of  similar  quality.  However,  when  the  market  price of the  common  stock  underlying  a convertible  security  exceeds the conversion  price,  the price of the convertible  security tends to reflect the value of the underlying  common stock. As the market price of the underlying common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the  underlying  common stock.
Convertible  securities rank senior to common stocks in an issuer's  capital  structure and  consequently  entail less risk than the  issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible  securities for the Portfolio,  the Sub-advisor relies primarily on its own evaluation of the issuer and the  potential  for capital  growth  through  conversion.  It does not rely on the rating of the security or sell the security  because of a change in rating absent a change in its own evaluation of the  underlying  common stock and the ability of the issuer to pay  principal  and  interest or dividends  when due without  disrupting  its business  goals.
Interest  or  dividend  yield is a factor  only to the  extent  it is  reasonably  consistent  with  prevailing  rates  for securities of similar  quality and thereby  provides a support  level for the market price of the  security.  The Portfolio will purchase the convertible  securities of highly leveraged  issuers only when, in the judgment of the  Sub-advisor,  the risk of default is outweighed by the potential for capital growth.

         The issuers of debt obligations having speculative  characteristics may experience  difficulty in paying principal and  interest  when due in the event of a downturn  in the  economy or  unanticipated  corporate  developments.  The market prices of such  securities  may become  increasingly  volatile  in  periods  of  economic  uncertainty.  Moreover,  adverse publicity  or the  perceptions  of  investors,  over  which the  Sub-advisor  has no  control  and  whether or not based on
Fundamental  analysis,  may decrease the market price and  liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid  exposing the Portfolio to such risks,  there is no assurance  that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

         Lower-rated  Debt Securities.  The Portfolio may invest up to 5% of its assets in low-rated and unrated  corporate debt  securities  (often  referred  to as "junk  bonds").  Corporate  debt  securities  that are  either  unrated or have a predominantly  speculative rating may present  opportunities for significant long-term capital growth if the ability of the issuer to repay principal and interest when due is  underestimated  by the market or the rating  organizations.  Because of its perceived  credit weakness,  the issuer is generally  required to pay a higher interest rate and/or its debt securities may be selling at a significantly  lower market price than the debt  securities of other issuers.  If the inherent value of such  securities is higher than was perceived and such value is eventually  recognized,  the market value of the securities may  appreciate  significantly.  The  Sub-advisor  believes that its research on the credit and balance  sheet  strength of certain  issuers may enable it to select a limited  number of corporate  debt  securities  that, in certain  markets,  will better serve the objective of capital growth than  alternative  investments in common  stocks.  Of course,  there can be no assurance  that the  Sub-advisor  will be successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The ratings of Moody's  Investors  Service,  Inc.  ("Moody's")  and S&P generally  represent the opinions of those organizations  as to the quality of the securities  that they rate.  Such ratings,  however,  are relative and  subjective, and are not absolute  standards of quality.  Although the  Sub-advisor  uses these ratings as a criterion for the selection of  securities  for the  Portfolio,  the  Sub-advisor  also  relies  on its  independent  analysis  to  evaluate  potential investments  for the  Portfolio.  The Portfolio  does not intend to purchase  debt  securities  for which a liquid  trading market does not exist, but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and their risks is included in this  Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment  Methods."  Additional  information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The Portfolio may borrow subject to certain  restrictions  set forth in the Trust's  Prospectus  under
"Certain Risk Factors and Investment  Methods" and in this Statement  under  "Investment  Restrictions."  The Portfolio may mortgage,  pledge or hypothecate up to 20% of its assets to secure permissible  borrowings.  Money borrowed will be subject to interest  costs,  which may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants  and  Rights.  The  Portfolio  may invest in  warrants  and rights (in  addition to those acquired in units or attached to other  securities),  which entitle the holder to buy equity securities at a specific price for or at the end of a specific  period of time.  The value of a right or warrant may  decline  because of a decline in the value of the underlying  security,  the passage of time,  changes in interest rates or in the dividend or other policies of the issuer whose  equity  underlies  the  warrant,  a change in the  perception  as to the future  price of the  underlying security,  or any  combination  thereof.  Additional  information  about warrants and rights and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio may invest in small,  less  well-known  companies that have operated for less than three years  (including  predecessors).  The  securities  of such  companies may have a limited trading  market,  which may  adversely  affect  their  disposition  and can result in their being  priced  lower than might otherwise be the case. If other  investment  companies  and investors who invest in such issuers trade the same  securities when the  Portfolio  attempts to dispose of its holdings,  the  Portfolio may receive lower prices than might  otherwise be obtained.

         Corporate Reorganizations.  In general,  securities of companies engaged in reorganization  transactions sell at a premium to their  historic  market  price  immediately  prior to the  announcement  of the tender  offer or  reorganization proposal.  However,  the increased  market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated  transaction  were approved or consummated.  Such investments may be advantageous when  the  discount  significantly  overstates  the  risk of the  contingencies  involved,  significantly  undervalues  the securities,  assets or cash to be received by shareholders of the issuer as a result of the  contemplated  transaction,  or fails  adequately  to recognize  the  possibility  that the offer or proposal may be replaced or  superseded by an offer or proposal of greater value. The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the Sub-advisor,  which must appraise not only the value of the issuer and its component  businesses and the assets or securities to be received as a result of the  contemplated  transaction,  but also the financial  resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In  making  such  investments,  the  Portfolio  will  be  subject  to its  diversification  and  other  investment restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its assets may be  invested in the  securities  of any issuer (see this  Statement  under  "Investment  Restrictions").  Because  such investments  are  ordinarily  short term in nature,  they will tend to increase the  Portfolio's  portfolio  turnover rate, thereby  increasing its brokerage and other  transaction  expenses.  The Sub-advisor  intends to select  investments of the type  described  that, in its view,  have a reasonable  prospect of capital  growth that is significant in relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and  Forward  Commitment  Transactions.  The  Portfolio  may  enter  into  forward commitments  for the purchase or sale of securities,  including on a "when issued" or "delayed  delivery"  basis, in excess of customary  settlement periods for the type of securities  involved.  In some cases, the obligations of the parties under a forward  commitment may be conditioned upon the occurrence of a subsequent  event, such as approval and consummation of a merger,  corporate  reorganization or debt restructuring (i.e., a when, as and if issued security).  When such transactions are  negotiated,  the price is fixed at the time of the  commitment,  with  payment and delivery  generally  taking place a month or more after the date of the  commitment.  While the Portfolio  will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the Portfolio  may sell the security  before the  settlement  date if it is deemed  advisable.  The Portfolio will segregate  with its custodian  cash or liquid  securities in an aggregate  amount at least  equal  to the  amount  of  its  outstanding  forward  commitments.  Additional  information  regarding  when-issued, delayed-delivery  and  forward  commitment  transactions  and their risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio  may invest up to 10% of its total assets in the  securities of other investment  companies,  including  small  business  investment  companies.  (Not more than 5% of its  total  assets  may be invested in any one  investment  company,  nor will the  Portfolio  purchase  more than 3% of the  securities  of any other investment  company.)  To the  extent  that  the  Portfolio  invests  in the  securities  of  other  investment  companies, shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The  Portfolio  may,  from time to time,  make short sales of securities it owns or has the right to acquire  through  conversion or exchange of other  securities it owns (short sales "against the box"). In a short sale, the
Portfolio does not  immediately  deliver the securities  sold or receive the proceeds from the sale. The Portfolio may make a short sale  against the box in order to hedge  against  market  risks when it believes  that the price of a security  may decline,  affecting the Portfolio  directly if it owns that security or causing a decline in the value of a security  owned by the Portfolio that is convertible into the security sold short.

         To secure its  obligations to deliver the  securities  sold short,  the Portfolio  will segregate  assets with its custodian in an amount at least equal to the value of the  securities  sold short or the  securities  convertible  into, or exchangeable  for, the  securities.  The Portfolio may close out a short  position by  purchasing  and  delivering an equal amount of  securities  sold  short,  rather  than by  delivering  securities  already  held by the  Portfolio,  because the
Portfolio  may want to continue  to receive  interest  and  dividend  payments  on  securities  in its  portfolio  that are convertible into the securities sold short.

         Options.  The  Portfolio  may  purchase or sell listed call or put options on  securities  as a means of achieving additional  return or of  hedging  the value of the  Portfolio's  portfolio.  In  addition  to  changes  in the price of an underlying  security,  other  principal  factors  affecting the market value of a put or a call option  include  supply and demand, interest rates, price volatility of the underlying security and the time remaining until the expiration date.

         The Portfolio  will only write calls options if they are covered.  A call option is covered if the Portfolio  owns the  underlying  security  covered by the call or has an absolute  and  immediate  right to acquire that  security  without additional cash  consideration  (or for additional cash  consideration if cash or other liquid assets with a value equal to such  additional  consideration  are  segregated  with the  Portfolio's  custodian)  upon  conversion  or exchange of other securities  held in its  portfolio.  A call option is also covered if the  Portfolio  holds a call on the same  security as the call  written  where the exercise  price of the call held is (1) equal to or less than the  exercise  price of the call written or (2) greater than the exercise  price of the call written if cash or other liquid assets equal to the  difference are  segregated  with the  custodian.  If the Portfolio  writes a put option,  the Portfolio  will  segregate cash or other assets with a value equal to the exercise  price of the option,  or will hold a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the  Portfolio  has  written an option,  it may  terminate  its  obligation  by  effecting  a closing  purchase transaction.  However,  once the Portfolio has been assigned an exercise  notice,  the Portfolio will be unable to effect a closing  purchase  transaction.  Similarly,  if the  Portfolio is the holder of an option it may  liquidate its position by effecting  a closing  sale  transaction.  This is  accomplished  by  selling  an option  of the same  series as the  option previously  purchased.  There can be no assurance that either a closing  purchase or sale  transaction can be effected when the  Portfolio  so desires.  The  Portfolio  will  realize a profit  from a closing  sale  transaction  if the price of the transaction  is more than the premium paid to purchase the option;  the  Portfolio  will realize a loss from a closing sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase  or write only those  options  for which  there  appears to be an active secondary  market.  If, however,  there is no liquid  secondary  market when the Sub-advisor  wishes to close out an option the Portfolio has purchased,  it might not be possible to effect a closing sale  transaction,  so that the Portfolio  would have to exercise  its options in order to realize any profit and would incur  brokerage  commissions  upon the  exercise of call  options and upon the  subsequent  disposition  of  underlying  securities  for the  exercise of put  options.  If the
Portfolio,  as a covered call option writer,  is unable to effect a closing purchase  transaction in a secondary market, it will not be able to sell the  underlying  security  until the option  expires or it delivers the  underlying  security upon exercise or otherwise covers the position.

         In addition to options on securities,  the Portfolio may also purchase and sell call and put options on securities indices.  The  Portfolio  may offset its position in stock index  options  prior to  expiration  by entering into a closing transaction on an exchange or it may let the option it has purchased  expire  unexercised.  The Portfolio may write put and call options on stock indices for the purposes of increasing its gross income,  thereby partially  protecting its portfolio against  declines in the value of the  securities  it owns or  increases  in the value of  securities  to be  acquired.  In addition,  the  Portfolio may purchase put and call options on stock  indices in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or  industry  segment  advance.  While one purpose of writing such options is to generate additional income for the Portfolio,  the Portfolio  recognizes that it may be required to  deliver  an amount of cash in excess of the  market  value of a stock  index at such time as an option  written  by the
Portfolio is exercised by the holder.  Because options on securities  indices  require  settlement in cash, the Sub-advisor may be forced to liquidate  portfolio  securities to meet settlement  obligations.  The Portfolio will not purchase options on indexes unless the  Sub-advisor is satisfied with the  development,  depth and liquidity of the market and believes that the options can be closed out.

         Although  the  Sub-advisor  will  attempt to take  appropriate  measures  to  minimize  the risks  relating to the
Portfolio's  writing  of put  and  call  options,  there  can be no  assurance  that  the  Portfolio  will  succeed  in any option-writing program it undertakes.

         Additional  information  about options on securities  and  securities  indices and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts and Options on Futures.  The Portfolio  may enter into futures  contracts  that are traded on a
U.S.  exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts, the Portfolio may at some future date enter into such options.  Investments in futures  contracts and related  options will be made by the Portfolio  solely for the purpose of hedging against changes in the value of its portfolio  securities or in the value of securities it intends to purchase.  Such investments  will only be made if they are  economically  appropriate to the  reduction of risks  involved in the  management  of the  Portfolio.  In this regard,  the  Portfolio may enter into futures contracts or options on futures relating to securities  indices or other financial  instruments,  including but not limited  to U.S.  Government  securities.  Futures  exchanges  and  trading in the United  States are  regulated  under the
Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial margin payments required in connection with futures  contracts will range from  approximately 1% to 10% of the  contract  amount.  Initial  margin  amounts  are  subject  to  change by the  exchange  or board of trade on which the contract  is traded,  and  brokers or members of such board of trade may charge  higher  amounts.  At any time prior to the expiration  of a futures  contract,  the portfolio  may elect to close the position by taking an opposite  position,  which will operate to terminate the Portfolio's  existing  position in the contract.  At expiration,  certain futures  contracts, including  stock and bond index  futures,  are settled on a net cash payment  basis rather than by the sale and delivery of the securities underlying the futures contracts.

         The potential  loss related to the purchase of an option on a futures  contract is limited to the premium paid for the  option  (plus  transaction  costs).  There  are no daily  cash  payments  by the  purchaser  of an option on a futures contract to reflect  changes in the value of the underlying  contract;  however,  the value of the option does change daily and that change would be reflected in the net asset value of the Portfolio.

         The Sub-advisor  may use such  instruments for the Portfolio  depending upon market  conditions  prevailing at the time and the perceived  investment  needs of the  Portfolio.  In the event the Portfolio  enters into futures  contracts or writes  related  options,  an amount of cash or other  liquid  assets  equal to the market  value of the  contract  will be segregated with the Portfolio's  custodian to  collateralize  the positions,  thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and  options  when it  chooses.  In addition,  hedging practices may not be available,  may be too costly to be used  effectively,  or may be unable to be used for other reasons.

         Additional  information about futures contracts,  options on futures contracts and their risks is included in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and Related  Limitations.  Affiliates of the Sub-advisor may, in the ordinary course of their  business,  acquire for their own account or for the accounts of their advisory  clients,  significant  (and possibly controlling)  positions in the  securities  of companies  that may also be suitable for  investment by the  Portfolio.  The securities  in which the Portfolio  might invest may thereby be limited to some extent.  For  instance,  many  companies in the past several years have adopted so-called  "poison pill" or other defensive  measures designed to discourage or prevent the  completion  of  non-negotiated  offers for control of the  company.  Such  defensive  measures  may have the effect of limiting the shares of the company that might  otherwise be acquired by the Portfolio if the affiliates of the  Sub-advisor or their advisory  accounts have or acquire a significant  position in the same securities.  However,  the Sub-advisor does not believe that the  investment  activities of its  affiliates  will have a material  adverse effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition,  orders for the Portfolio  generally are accorded  priority of execution  over  orders  entered on behalf of  accounts  in which the  Sub-advisor  or its  affiliates  have a  substantial pecuniary  interest.  The Portfolio may invest in the  securities of companies that are  investment  management  clients of the  Sub-advisor's  affiliates.  In  addition,  portfolio  companies  or  their  officers  or  directors  may  be  minority shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Gabelli  All-Cap  Value  Portfolio.  These  limitations  are not  Fundamental  restrictions  and can be changed without shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge  or  hypothecate  any of  its  assets  except  that,  in  connection  with  permissible borrowings, not more than 20% of the assets of the Portfolio (not including amounts borrowed) may be used as collateral;

         3.       Invest in the securities of other investment  companies except in compliance with the Investment  Company
Act of 1940;

         4.       Invest,  in the aggregate,  more than 15% of the value of its total assets in securities for which market quotations  are not readily  available,  securities  that are  restricted  for public  sale,  or in  repurchase  agreements maturing or terminable in more than seven days;

         5.       Sell  securities  short,  except that the Portfolio may make short sales if it owns the  securities  sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  long-term  growth  of  capital  through investment primarily in common stocks of companies which own, develop,  refine,  service or transport natural resources and other basic  commodities.  Current  income is not a factor in the  selection  of stocks for  investment  by the  Portfolio.
Total return will consist primarily of capital appreciation (or depreciation).

Investment  Policies:  The Portfolio will invest  primarily in equity  securities  (e.g.,  common stocks).  This portion of the  Portfolio's  assets  will  be  subject  to all of the  risks  of  investing  in  the  stock  market.  Up to 50% of the
Portfolio's  assets may be  invested  in foreign  securities.  The portion of the  Portfolio's  assets  invested in foreign securities will be subject to the additional  risks of  international  investing.  Please see the discussion under "Certain
Risk Factors and Investment  Methods" for more information  about the risk factors of foreign  investing.  There is risk in all  investment.  The value of the portfolio  securities  of the Portfolio  will  fluctuate  based upon market  conditions.
Although  the  Portfolio  seeks to reduce risk by investing  in a  diversified  portfolio,  such  diversification  does not eliminate all risk. The  fixed-income  securities in which the Portfolio may invest include,  but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury;  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks, and foreign branches of foreign banks.

         Short-Term  Corporate Debt  Securities.  Outstanding  nonconvertible  corporate debt securities  (e.g.,  bonds and debentures)  which have one year or less  remaining  to maturity.  Corporate  notes may have fixed,  variable,  or floating rates.

         Commercial  Paper.  Short-term  promissory  notes issued by corporations  primarily to finance  short-term  credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government  Securities.  Issued  or  guaranteed  by  a  foreign  government,  province,  instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Debt Obligations.  Although  primarily all of the Portfolio's  assets are invested in common stocks, the Portfolio may invest in  convertible  securities,  corporate and  government  debt  securities  and  preferred  stocks which hold the prospect of contributing to the  achievement of the Portfolio's  objective.  See this Statement under "Certain Risk Factors and Investment Methods," for a discussion of debt obligations.

         The Portfolio's  investment  program permits it to purchase below  investment  grade  securities.  Since investors generally  perceive that there are greater risks  associated with investment in lower quality  securities,  the yields from such  securities  normally  exceed those  obtainable  from higher  quality  securities.  However,  the  principal  value of lower-rated  securities  generally will fluctuate more widely than higher  quality  securities.  Lower quality  investments entail a higher risk of default -- that is, the  nonpayment  of interest and  principal  by the issuer than higher  quality investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and  attention to trends in the economy,  industries  and financial markets,  such efforts will not eliminate all risk.  There can, of course,  be no assurance that the Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the security.  To the extent that the ratings  given by Moody's or S&P may change as a result of changes in such  organizations or their rating  systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance with the investment policies contained in the prospectus.

         Risks of Low-Rated Debt  Securities.  The Portfolio may invest in low quality bonds commonly  referred to as "junk bonds." Junk bonds are regarded as  predominantly  speculative  with  respect to the  issuer's  continuing  ability to meet principal and interest  payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment risk, to the extent the Portfolio  invests in such bonds,  achievement of its  investment  objective will be more dependent on  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated bonds,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities  are  securities  representing  interest  in a  pool  of mortgages.  After  purchase  by the  Portfolio,  a security  may cease to be rated or its  rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  the Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the  security.  To the  extent  that the  ratings  given by  Moody's  or S&P may  change  as a result  of  changes  in such organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance  with the  investment  policies  continued in the Trust's  Prospectus.  For a discussion  of  mortgage-backed securities and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt  of  prepayments  on the  mortgages.  Therefore,  depending  on the  type of CMOs in which a
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may  invest  a  portion  of its  assets  in debt  obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated from the credit risk of the originator or any other  affiliated  entities and the amount and quality of any credit support  provided to the securities.
The rate of principal payment on asset-backed  securities  generally depends on the rate of principal  payments received on the  underlying  assets which in turn may be affected by a variety of economic and other  factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests in a pool of mortgages,  the cash flow of which has been separated into its interest and principal  components.  "IOs" (interest only  securities)  receive  the  interest  portion of the cash flow while "POs"  (principal  only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed  Securities may be issued by U.S.  Government  Agencies or by private issuers  similar to those  described  above with  respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest  rates rise and fall,  the value of IOs tends to move in the same  direction as interest  rates.  The value of the other  mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will tend to move in the  opposite direction  compared to interest rates.  Under the Internal Revenue Code of 1986, as amended (the "Code"),  POs may generate taxable income from the current  accrual of original issue discount,  without a  corresponding  distribution of cash to the
Portfolio.

         The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of  principal  payments
(including  prepayments)  on the  related  underlying  mortgage  assets.  For  example,  a rapid or slow rate of  principal payments may have a material adverse effect on the prices of IOs or POs,  respectively.  If the underlying  mortgage assets experience greater than anticipated  prepayments of principal,  an investor may fail to recoup fully its initial investment in an IO class of a stripped  mortgage-backed  security, even if the IO class is rated AAA or Aaa or is derived from a full
faith  and  credit  obligation.   Conversely,  if  the  underlying  mortgage  assets  experience  slower  than  anticipated prepayments  of  principal,  the  price on a PO  class  will be  affected  more  severely  than  would  be the case  with a traditional mortgage-backed security.

         The Portfolio will treat IOs and POs, other than  government-issued IOs or POs backed by fixed rate mortgages,  as illiquid  securities  and,  accordingly,  limit its  investments  in such  securities,  together  with all  other  illiquid securities,  to 15% of the Portfolio's net assets.  Sub-advisor will determine the liquidity of these  investments based on the following guidelines:  the type of issuer; type of collateral,  including age and prepayment  characteristics;  rate of interest  on coupon  relative  to  current  market  rates  and the  effect of the rate on the  potential  for  prepayments;
complexity  of the issue's  structure,  including  the number of tranches;  size of the issue and the number of dealers who make a  market  in the IO or PO.  The  Portfolio  will  treat  non-government-issued  IOs and POs not  backed  by  fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Writing  Covered Call Options.  The Portfolio may write (sell)  American or European style  "covered" call options and  purchase  options to close out options  previously  written by a  Portfolio.  In writing  covered  call  options,  the
Portfolio  expects to generate  additional  premium income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the  security or currency  involved in the option.  Covered  call  options  will generally be written on securities or  currencies  which,  in  Sub-advisor  is opinion,  are not expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be attractive  investments  for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its custodian for the term of the option, an account consisting of cash, U.S.  government  securities or other liquid high-grade debt obligations or other suitable  collateral as permitted by the SEC having a value equal to the fluctuating  market value of the optioned securities or currencies.  While such an option would be "covered" with sufficient  collateral to satisfy SEC  prohibitions on issuing senior securities, this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered call option,  a Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise price, but conversely  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities  or  currencies  not  subject  to an option,  the
Portfolio  has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the underlying  security or currency.  The
Portfolio  does not  consider  a  security  or  currency  covered  by a call to be  "pledged"  as that  term is used in the
Portfolio's  policy which limits the pledging or mortgaging of its assets.  If the Portfolio  writes  uncovered  options as described  above it will bear the risk of having to  purchase  the  security  subject to the option at a price  higher than the exercise price of the option.  As the price of a security could  appreciate  substantially,  the Portfolio's loss could be significant.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances  where the  Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the current  market price of the security or currency.  In such event the Portfolio  would write a put option at an exercise  price  which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.
Since the Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this technique  could be used to enhance current return during periods of market  uncertainty.  The risk in such a transaction  would be that the market price of the underlying  security or currency would decline below the exercise price  less  the  premiums  received.  Such a  decline  could  be  substantial  and  result  in a  significant  loss to the
Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any,  with  respect to such  specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  put  options  for  defensive  purposes  in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The premium paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

         Purchasing Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio  has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples  of such uses of call  options  are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations  make it inadvisable  to realize such gains through a closing  purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

         Dealer  (Over-the-Counter)  Options.  The Portfolio may engage in transactions  involving dealer options.  Certain
risks  are  specific  to  dealer  options.   While  the  Portfolio  would  look  to  a  clearing  corporation  to  exercise exchange-traded  options,  if the  Portfolio  were to  purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer options, see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including  stock  index, interest  rate and currency  futures  ("futures"  or "futures  contracts").  The  Portfolio  may also enter into futures on commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

         Stock index futures  contracts may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management tool, or as an efficient way for the Sub-advisor to implement  either an increase or decrease in portfolio  market exposure in response to changing  market  conditions.  The  Portfolio  may  purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the Portfolio must sell futures contacts with respect to indices or subindices  whose movements will have a significant  correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts  which are traded on national or foreign futures  exchanges,  and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The Portfolio  will engage in futures  contracts  and options  thereon only for bona fide hedging,  yield enhancement,  and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

         The Portfolio may not purchase or sell futures  contracts or related  options if, with respect to positions  which do not
qualify as bona fide hedging under  applicable  CFTC rules,  the sum of the amounts of initial margin deposits and premiums paid on those  positions  would exceed 5% of the net asset value of the  Portfolio  after  taking into  account  unrealized profits and unrealized losses on any such contracts it has entered into; provided,  however,  that in the case of an option that is in-the-money  at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5% limitation.
For purposes of this policy options on futures  contracts and foreign  currency  options  traded on a commodities  exchange will be  considered  "related  options."  This  policy may be  modified  by the Board of  Trustees  of the Trust  without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In  instances  involving  the purchase of futures  contracts or the writing of call or put options  thereon by the
Portfolio,  an amount of cash,  U.S.  government  securities or other liquid,  high-grade  debt  obligations,  equal to the market value of the futures  contracts and options  thereon (less any related margin  deposits),  will be identified by the
Portfolio to cover the position,  or alternative  cover (such as owning an offsetting  position)  will be employed.  Assets used as cover or held in an identified  account cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the  commitment  of a large  portion of a Portfolio's assets to cover or identified  accounts could impede  portfolio  management or the  Portfolio's  ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio may purchase and sell options on the same types of futures in which it may invest.  As an alternative to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time,  a single  order to purchase or sell  futures  contracts  (or options thereon)  may be made on behalf of the  Portfolio  and other  mutual funds or  portfolios  of mutual  funds  managed by the
Sub-advisor or T. Rowe Price  International,  Inc. Such  aggregated  orders would be allocated  among such  portfolios in a fair and non-discriminatory manner.

         See this Statement and Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods" for a description of certain risks in options and future contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other than those  described  above,  it  reserves  the right to do so.  Such  futures and options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest up to 50% of its total  assets  in U.S.  dollar-denominated  and
non-U.S.  dollar-denominated  securities  of foreign  issuers.  There are special  risks in foreign  investing.  Certain of these  risks are  inherent  in any  international  mutual  fund while  others  relate  more to the  countries  in which the
Portfolio will invest.  Many of the risks are more  pronounced for  investments in developing or emerging  countries,  such as many of the  countries  of  Southeast  Asia,  Latin  America,  Eastern  Europe and the Middle  East.  For an  additional discussion of certain risks  involved in investing in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Currency  Transactions.  A forward foreign currency  exchange  contract involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These contracts are principally  traded in the interbank market  conducted  directly  between currency  traders  (usually large,  commercial  banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         The Portfolio may enter into forward  contracts for a variety of purposes in connection with the management of the foreign  securities portion of its portfolio.  The Portfolio's use of such contracts would include,  but not be limited to, the following.  First,  when the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may  desire  to "lock  in" the U.S.  dollar  price of the  security.  Second,  when the  Sub-advisor believes that one currency may experience a substantial  movement against another  currency,  including the U.S. dollar, it may enter into a forward  contract to sell or buy the amount of the former  foreign  currency,  approximating  the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the
Portfolio  may hedge all or part of its foreign  currency  exposure  through the use of a basket of  currencies  or a proxy currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold exceeds the value of the securities denominated  in such  currency.  The use of this  basket  hedging  technique  may be more  efficient  and  economical  than entering into separate  forward  contracts for each  currency held in the  Portfolio.  The precise  matching of the forward contract  amounts and the value of the  securities  involved will not generally be possible  since the future value of such securities  in foreign  currencies  will  change as a  consequence  of market  movements  in the value of those  securities between the date the forward  contract is entered  into and the date it matures.  The  projection  of  short-term  currency market  movement  is  extremely  difficult,  and the  successful  execution  of a  short-term  hedging  strategy  is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor believes that it is  important  to have the  flexibility  to enter into such  forward  contracts  when it  determines  that the best interests of the Portfolio will be served.

         The Portfolio may enter into forward  contracts for any other purpose  consistent with the Portfolio's  investment objective and policies.  However,  the Portfolio will not enter into a forward  contract,  or maintain exposure to any such contract(s),  if the amount of foreign currency required to be delivered  thereunder would exceed the Portfolio's  holdings of liquid,  high-grade  debt  securities and currency  available for cover of the forward  contract(s).  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the Portfolio  may sell the  portfolio  security and make delivery of the foreign  currency,  or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risk factors involved in foreign currency  transactions,  see this Statement and the Trust's Prospectus under "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward  foreign  exchange  contracts,  including  options  and  futures  on  currencies,  which  offset a  foreign  dollar denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the  securities or  currencies  comprising  the straddle  will be deemed not to begin until the straddle is  terminated.
The holding period of the security  offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the  "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed  and  combine the  elements of futures  contracts, options or other  financial  instruments  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter
"Hybrid  Instruments.  Hybrid  Instruments  may take a variety of forms,  including,  but not limited to, debt  instruments with  interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or convertible  securities with the conversion  terms related to a particular  commodity.  For a discussion of certain  risks  involved  in  investing  in hybrid  instruments  see this  statement  under  "Certain  Risk  Factors and
Investment Methods."

         Reverse  Repurchase  Agreements.  Although the Portfolio has no current intention,  in the foreseeable  future, of engaging in reverse repurchase  agreements,  the Portfolio  reserves the right to do so. Reverse repurchase  agreements are ordinary repurchase  agreements in which a Portfolio is the seller of, rather than the investor in, securities,  and agrees to  repurchase  them at an agreed  upon time and  price.  Use of a reverse  repurchase  agreement  may be  preferable  to a regular sale and later  repurchase of the  securities  because it avoids  certain  market risks and  transaction  costs.  A reverse repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The  Portfolio may acquire  warrants.  For a discussion of certain  risks  involved  therein,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio Securities.  Securities loans are made to broker-dealers or institutional  investors or other persons,  pursuant to  agreements  requiring  that the loans be  continuously  secured by  collateral at least equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The  collateral  received will consist of cash or U.S.  government  securities.  While the  securities  are being lent,  the  Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The  Portfolio  has a right to call each loan and obtain the  securities  on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in anticipation  of any  important  vote.  The risks in lending  portfolio  securities,  as with other  extensions  of secured credit,  consist of possible  delay in receiving  additional  collateral  or in the recovery of the  securities or possible loss of rights in the collateral should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC and certain state regulatory agencies, the Portfolio may make  loans to, or borrow  funds  from,  other  mutual  funds  sponsored  or advised  by the  Sub-advisor  or T. Rowe Price
International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued   Securities  and  Forward  Commitment   Contracts.   The  Portfolio  may  purchase  securities  on  a
"when-issued"  or delayed  delivery  basis and may purchase  securities on a forward  commitment  basis.  Any or all of the
Portfolio's  investments  in  debt  securities  may be in the  form  of  when-issueds  and  forwards.  The  price  of  such securities,  which may be expressed in yield terms,  is fixed at the time the  commitment to purchase is made, but delivery and  payment  take  place at a later  date.  Normally,  the  settlement  date  occurs  within 90 days of the  purchase  for when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities by maintaining  cash and/or liquid,  high-grade debt securities with its custodian bank equal in value to these commitments  during the time between the purchase and the settlement.  Such segregated  securities either will mature or, if necessary,  be sold on or before the settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST T. Rowe Price Natural  Resources  Portfolio.  These  limitations are not  "fundamental"  restrictions and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to  invest  at least 80% of the value of its  assets in the securities of natural resource companies unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         3.       Invest in companies for the purpose of exercising management or control;

         4.       Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial margin and premiums on such options would exceed
5% of the Portfolio's net asset value;

         5.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         6.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act.

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         9.       Invest in puts, calls, straddles,  spreads, or any combination thereof, except to the extent permitted by the Trust's Prospectus and this Statement;

         10.      Effect short sales of securities; or

         11.      Invest  in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the net  assets  of the
Portfolio would be invested in warrants,  except that this restriction  does not apply to warrants  acquired as a result of the purchase of another security.  For purposes of these percentage  limitations,  the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The  Portfolio's  investment  objective  is to  seek  long-term  growth  of  capital  by  investing predominantly in the equity securities  (common stocks,  securities  convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of a limited number of large,  carefully selected,  high-quality U.S. companies that, in the judgment of the Portfolio's Sub-advisor, are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately  500 companies that are considered by the Sub-advisor to have strong  management,  superior industry  positions,  excellent balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the largest  multi-national  investment  firms,  the
Sub-advisor has access to considerable  information  concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe.

         The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company followed.
While each analyst has  responsibility for following  companies in one or more identified  sectors and/or  industries,  the lateral  structure of the  Sub-advisor's  research  organization  and constant  communication  among the analysts result in decision-making  based on the relative  attractiveness of stocks among industry  sectors.  The focus during this process is on the early  recognition  of change on the  premise  that value is created  through  the  dynamics  of  changing  company, industry and economic  fundamentals.  Research emphasis is placed on the  identification  of companies whose  substantially above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of approximately  500 companies to maintain a list of favored  securities,  the "Alliance 100," considered by the Sub-advisor to have the most clearly superior  earnings potential and  valuation  attraction.  The  Sub-advisor's  concentration  on a limited  universe of companies  allows it to devote its extensive  resources to constant  intensive  research of these companies.  Companies are constantly added to and deleted from the Alliance 100 as their  fundamentals and valuations  change.  The Sub-advisor's  Large Cap Growth Group, in turn,  further  refines,  on a weekly basis,  the selection  process for the Portfolio with each  portfolio  manager in the
Group selecting 25 such companies that appear to the manager most attractive at current prices.  These  individual  ratings are then  aggregated  and ranked to produce a composite  list of the 25 most highly  regarded  stocks,  the  "Favored  25."
Approximately  70% of the  Portfolio's  net assets  will  usually be  invested  in the  Favored 25 with the  balance of the
Portfolio's  investment  portfolio  consisting  principally  of other stocks in the Alliance 100.  Portfolio  emphasis upon particular  industries  or sectors is a  by-product  of the stock  selection  process  rather  than the result of  assigned targets or ranges.

         The Sub-advisor  expects the average  weighted  market  capitalization  of companies  represented in the Portfolio
(i.e.,  the number of a company's shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average weighted market  capitalization of companies  comprising the Standard & Poor's 500 Composite Stock Price
Index,  a widely  recognized  unmanaged  index of market  activity  based  upon the  aggregate  performance  of a  selected portfolio  of  publicly  traded  stocks,  including  monthly  adjustments  to reflect the  reinvestment  of  dividends  and distributions.  Investments will be made upon their potential for capital appreciation.

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated
exchange rate into common stock. Prior to their conversion,  convertible  securities have the same general  characteristics as  non-convertible  debt securities,  as they provide a stable stream of income with generally higher yields than those of equity  securities  of the  same or  similar  issuers.  As with all  debt  securities,  the  market  value  of  convertible securities  tends to decline  as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally offer lower interest or dividend yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock  underlying a convertible  security  increases,  the price of the convertible security  increasingly  reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade  increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks on an issuer's  capital  structure.  They are consequently of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of its net assets in the  convertible  securities of companies  whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above.  Additional  information about  convertible  securities is included in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and Warrants.  The  Portfolio  may invest up to 5% of its net assets in rights or warrants,  but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for  inclusion in the  Portfolio.
Rights and warrants may be more  speculative  than certain other types of  investments in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be purchased  nor do they  represent any rights in the assets of the issuing  company.  Also,  the value of a right or warrant does not  necessarily  change with the value of the underlying  securities.  Additional  information  about warrants is included in the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The Portfolio may invest up to 15% of the value of its total assets in securities of foreign issuers whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above. For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized outside the United States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign countries.  Companies  that do not fall within this  definition  are deemed to be U.S.  companies.  Additional  information about foreign  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

Options and Futures:

         While the Portfolio  does not anticipate  utilizing  them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions  as described  below.  Additional  information  about  option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell  exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the  opportunity  for profit from the  writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option that has been written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The  Portfolio  will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned  securities or has an absolute and immediate right to acquire that security without  additional cash consideration
(or for additional cash  consideration  held in a segregated account by its custodian) upon conversion or exchange of other securities  held in its  portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or
(ii) is greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer  taxes and other  expenses of the  Portfolio  must be deducted  from such premium  receipts.  Calls written by the
Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call dealers,  most, if not all,  of whom are  members of a  national  securities  exchange  on which  options  are  traded,  and will be  endorsed  or guaranteed by a member of a national  securities exchange or qualified  broker-dealer,  which may be Sanford C. Bernstein &
Company,  LLC, an affiliate of the  Sub-advisor.  The  endorsing or  guaranteeing  firm requires that the option writer (in this case the Portfolio)  maintain a margin account  containing either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the
Portfolio's  portfolio  securities  subject to outstanding  call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is permitted to invest in privately  negotiated  (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted  procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Portfolio  would be in a position to realize a gain if, during the option period,  the price of the shares  increased by an amount in excess of the premium paid and commissions  payable on exercise.  It would realize a loss if the price of the security  declined or remained  the same or did not increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased  or remained  the same or did not  decrease  during that period by more than the amount of the premium and commissions  payable on exercise.  In addition,  the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including  options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The  Portfolio  may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the  Portfolio's  securities  probably will not  correlate  perfectly  with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable  price  movements of the hedged  portfolio  securities  do not equal or exceed  losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the  Sub-advisor's assessment  of  fundamentals  in the context of  changing  market  valuations.  Therefore,  they may under some  conditions involve  frequent  purchases  and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The
Sub-advisor  expects that more of its  portfolio  turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination  of a particular  issuer's  securities  from the
Portfolio.  For more  information on portfolio  turnover,  see this Statement and the Trust's  Prospectus  under "Portfolio
Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth  Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities or purchase  securities  on margin except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Portfolio's net assets (taken at market value) would be so invested;

Whenever any investment  restriction  states a maximum  percentage of the  Portfolio's  assets which may be invested in any security or other  asset,  it is intended  that such  percentage  be  determined  immediately  after and as a result of the
Portfolio's  acquisition  of such  securities or other assets.  Accordingly,  any later  increase or decrease in percentage beyond the specified  limitation  resulting  from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to provide  long-term  growth of capital and future income rather than current income.

Investment Policies:

         U.S. Government  Securities.  The Portfolio may invest in U.S. Government  securities  including (i) U.S. Treasury obligations,  all of which  are  backed by the full  faith  and  credit  of the U.S.  Government  and (ii) U.S.  Government securities,  some of which  are  backed by the full  faith  and  credit of the U.S.  Treasury,  e.g.,  direct  pass-through certificates of the Government National Mortgage Association  ("GNMA");  some of which are backed only by the credit of the issuer  itself,  e.g.,  obligations  of the Student  Loan  Marketing  Association;  and some of which are  supported by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations,  e.g.,  obligations  of the Federal
National Mortgage Association ("FNMA").

         U.S. Government securities also include interest in trust or other entities representing  interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

         Variable  and  Floating  Rate  Obligations.  The  Portfolio  may invest in floating or variable  rate  securities.
Investments in variable or floating rate  securities  normally will involve  industrial  development or revenue bonds which provide  that the rate of interest is set as a specific  percentage  of a designated  base rate,  such as rates on Treasury
Bonds or Bills or the prime rate at a major  commercial  bank, and that a bondholder can demand payment of the  obligations on behalf of the Portfolio on short notice at par plus accrued  interest,  which amount may be more or less than the amount of the  bondholder  paid for them.  The  maturity  of  floating  or  variable  rate  obligations  (including  participation interests  therein)  is deemed to be the longer of (i) the notice  period  required  before the  Portfolio  is  entitled to receive  payment of the  obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the  obligations  mature on a specified  date, which may range up to thirty years from the date of issuance.

         Equity  Securities.  The Portfolio may invest in all types of equity securities,  including the following:  common stocks,  preferred  stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible into stocks; and depositary  receipts for those securities.  These securities may be listed on securities  exchanges,  traded in various over-the-counter markets or have no organized market.

         Foreign  Securities.   The  Portfolio  may  invest  in  dollar-denominated   and  non-dollar  denominated  foreign
securities.  Investing in securities of foreign issuers generally  involves risks not ordinarily  associated with investing in securities of domestic  issuers.  For a discussion of the risks involved in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The  Portfolio  may invest in American  Depositary  Receipts  ("ADRs"),  Global  Depositary
Receipts  ("GDRs") and other types of depositary  receipts.  ADRs are  certificates by a U.S.  depository  (usually a bank)
and  represent  a  specified  quantity  of shares of an  underlying  non-U.S.  stock on deposit  with a  custodian  bank as collateral.  GDRs and other types of  depositary  receipts are  typically  issued by foreign  banks or trust  companies and evidence  ownership  of  underlying  securities  issued by either a foreign  or a U.S.  company.  For the  purposes  of the
Portfolio's  policy to invest a certain  percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A  sponsored  ADR is  issued  by a  depositary  which  has an  exclusive relationship  with the  issuer  of the  underlying  security.  An  unsponsored  ADR may be  issued  by any  number  of U.S.
depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to distribute  notices of shareholder meetings and voting  instructions,  and to provide  shareholder  communications and other information to the ADR holders at the request of the issuer of the deposited  securities.  The depositary of an unsponsored  ADR, on the other hand, is under no obligation  to distribute  shareholder  communications  received from the issuer of the deposited  securities or to pass through  voting  rights to ADR holders in respect of the deposited  securities.  The Portfolio may invest in either type of
ADR.  Although the U.S.  investor holds a substitute  receipt of ownership rather than direct stock  certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as  potential  currency  exchange and other  difficulties.  The  Portfolio may purchase  securities  in local markets and direct  delivery of these shares to the local depositary of an ADR agent bank in the foreign  country.  Simultaneously,  the ADR agents create a certificate  which settles at the  Portfolio's  custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using existing  ADRs.  A foreign  issuer of the  security  underlying  an ADR is  generally  not  subject  to the same  reporting requirements  in the United States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor will be limited to the  information  the foreign  issuer is required to disclose in its country and the market  value of an ADR may not reflect undisclosed  material information  concerning the issuer of the underlying  security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

         Emerging  Markets.  The Portfolio may invest in securities of government,  government-related,  supranational  and corporate issuers located in emerging markets.  Such investments entail significant risks as described below.

         Company Debt.  Governments of many emerging market  countries have exercised and continue to exercise  substantial influence  over many aspects of the private sector  through the ownership or control of many  companies,  including some of the  largest  in any given  country.  As a result,  government  actions in the future  could have a  significant  effect on economic  conditions in emerging  markets,  which in turn, may adversely  affect  companies in the private sector,  general market  conditions  and  prices  and  yields of certain of the  securities  in the  Portfolio's  portfolio.  Expropriation, confiscatory  taxation,  nationalization,  political,  economic or social  instability or other similar  developments  have occurred  frequently over the history of certain emerging markets and could adversely affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some  emerging  market  countries may have managed  currencies,  which are not free floating against the U.S.  dollar.  In  addition,  there is risk that  certain  emerging  market  countries  may  restrict  the free
conversion  of  their  currencies  into  other  currencies.   Further,  certain  emerging  market  currencies  may  not  be internationally  traded.  Certain of these  currencies have  experienced a steep  devaluation  relative to the U.S. dollar.
Any  devaluations  in the currencies in which a Portfolio's  portfolio  securities are  denominated  may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations  in inflation  rates have had and may continue to have adverse effects  on the  economies  and  securities  markets  of  certain  emerging  market  countries.  In an  attempt  to control inflation,  wage and price  controls have been imposed in certain  countries.  Of these  countries,  some, in recent years, have begun to control inflation through prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of emerging  market  countries  are substantially  smaller,  less  developed,  less  liquid and more  volatile  than the major  securities  markets in the U.S.
Disclosure and  regulatory  standards are in many respects less  stringent  than U.S.  standards.  Furthermore , there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the  securities of emerging  market issuers  compared to volume of trading in the securities of U.S.  issuers could cause prices to be erratic for reasons  apart from factors that affect the soundness  and  competitiveness  of the  securities  issuers.  For example, limited  market size may cause prices to be unduly  influenced by traders who control large  positions.  Adverse  publicity and investors'  perceptions,  whether or not based on in-depth fundamental  analysis,  may decrease the value and liquidity of portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging markets,  as a result of which trading of  securities  may cease or may be  substantially  curtailed  and prices for the  Portfolio's  securities  in such markets may not be readily  available.  The Portfolio  may suspend  redemption of its shares for any period during which an emergency  exists,  as determined by the SEC. If market prices are not readily  available,  the  Portfolio's  securities in the  affected  markets  will be valued at fair value  determined  in good faith by or under the  direction  of the Board of
Trustees.

         Withholding.  Income from  securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging  market  countries in which the Portfolio  makes its  investments.  The Portfolio's net asset  value may also be  affected  by changes  in the rates or  methods of  taxation  applicable  to the  Portfolio  or to entities in which the Portfolio has invested.  The Sub-advisor  will consider the cost of any taxes in determining  whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific  currency at a future date at a price at the time the contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its current or intended  investments  from  fluctuations  in currency  exchange  rates) as well as for  non-hedging purposes.

         The Portfolio does not presently intend to hold Forward  Contracts  entered into until maturity,  at which time it would be required to deliver or accept  delivery of the underlying  currency,  but will seek in most instances to close out positions in such Contracts by entering into offsetting  transactions,  which will serve to fix the  Portfolio's  profit or loss based upon the value of the Contracts at the time the offsetting transactions is executed.

         The  Portfolio  will also enter into  transactions  in Forward  Contracts for other than hedging  purposes,  which presents  greater  profit  potential  but also involves  increased  risk.  For example,  the Portfolio may purchase a given foreign  currency  through a Forward  Contract  if, in the  judgment  of the  Sub-advisor,  the value of such  currency  is expected to rise relative to the U.S.  dollar.  Conversely,  the Portfolio may sell the currency through a Forward Contract if the Sub-advisor believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign  currencies,  interest rates or interest-rate  related  instruments,  indices of foreign currencies or commodities.
The Portfolio  also may purchase and sell Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal  bond indices and any other indices of foreign or domestic  fixed income  securities that may become  available for trading.  Such investment  strategies will be used for hedging  purposes and for non-hedging purposes, subject to applicable law.

         Futures  Contracts  differ from options in that they are  bilateral  agreements,  with both the  purchaser and the seller equally  obligated to complete the  transaction.  Futures  Contracts call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases or sales of stock index  futures  contracts  are used to attempt to protect the  Portfolio's  current or intended  stock  investments  from broad  fluctuations  in stock  prices.  For example,  the Portfolio may sell stock index futures  contracts in  anticipations  of or during market  decline to attempt to offset the decrease in market value of the
Portfolio's  securities  portfolio that might  otherwise  result.  If such decline  occurs,  the loss in value of portfolio securities  may be  offset,  in whole or in  part,  by gains on the  futures  position.  When the  Portfolio  is not  fully invested in the securities  market and  anticipates a significant  market  advance,  it may purchase stock index futures in order to gain rapid market  exposure that may, in part or entirely,  offset  increases in the cost of  securities  that the
Portfolio  intends to purchase.  As such purchases are made, the  corresponding  positions in stock index futures contracts will be closed out. In a substantial  majority of these  transactions,  the Portfolio  will purchase such  securities  upon termination  of the futures  position,  but under  unusual  market  conditions,  a long futures  position may be terminated without a related purchase of securities.

         The  Portfolio  may purchase and sell foreign  currency  futures  contracts  for hedging  purposes,  to attempt to protect its current or intended  investments from fluctuations in currency  exchange rates. Such fluctuations  could reduce
the  dollar  value  of  portfolio  securities   denominated  in  foreign  currencies,   or  increase  the  dollar  cost  of
foreign-denominated  securities, or increase the dollar cost of foreign-denominated  securities to be acquired, even if the value of such  securities  in the  currencies  in which they are  denominated  remains  constant.  The  Portfolio  may sell futures  contracts on a foreign  currency,  for example,  where it holds  securities  denominated  in such  currency and it anticipates  a decline in the value of such  currency  relative  to the  dollar.  In the event  such  decline  occurs,  the resulting  adverse effect on the value of  foreign-denominated  securities may be offset,  in whole or in part, by gains on the futures contracts.

         Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated  securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting  from the rise in the dollar value of the  underlying  currencies.  Where the Portfolio purchases  futures  contracts  under such  circumstances,  however,  and the prices of  securities  to be acquired  instead decline,  the Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         For further  information  on Futures  Contracts,  see this  Statement  under  "Certain Risk Factors and Investment
Methods."

         Investment in Other Investment Companies.  The Portfolio may invest in other investment companies,  including both open-end and closed-end  companies.  Investments in closed-end  investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         Options.  The Portfolio may invest in the following  types of options,  which involves the risks  described  below under the caption "Risk Factors."

         Options on Foreign  Currencies.  The Portfolio may purchase and write  options on foreign  currencies  for hedging and  non-hedging  purposes  in a manner  similar  to that in which  Futures  Contracts  on foreign  currencies,  or Forward
Contracts,  will be  utilized.  For  example,  where a rise in the dollar  value of a currency  in which  securities  to be acquired are  denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options  thereon.  The purchase of such options could offset,  at least partially,  the effect of the adverse  movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency  which,  if rates move in the manner  projected,  will expire  unexercised  and allow the Portfolio to hedge such  increased cost up to the amount of the premium.  Foreign  currency  options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write  options to buy or sell those Futures
Contracts in which it may invest as described  above under "Futures  Contracts."  Such  investment  strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

         Options on Futures  Contracts  that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the regulation by the CFTC and the performance  guarantee of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts may be traded on foreign  exchanges.  The  Portfolio  may cover the  writing of call  Options on  Futures  Contracts  (a)  through purchases of the underlying  Futures  Contract,  (b) through  ownership of the instrument,  or instruments  included in the index,  underlying the Futures Contract,  or (c) through the holding of a call on the same Futures Contract and in the same principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise  price of the call written if the Portfolio  owns liquid and unencumbered  assets equal to the difference.  The Portfolio may cover the writing of put Options on Futures  Contracts (a)
through sales of the underlying  Futures  Contract,  (b) through the ownership of liquid and  unencumbered  assets equal to the value of the  security  or index  underlying  the  Futures  Contract,  or (c)  through the holding of a put on the same
Futures  Contract  and in the same  principal  amount as the put written  where the  exercise  price of the put held (i) is equal to or greater  than the exercise  price of the put written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.
Put and call Options on Futures  Contracts may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and applicable  laws and  regulations.  Upon the exercise of a call Option on a Futures  Contract  written by the  Portfolio,  the Portfolio  will be required to sell the  underlying  Futures  Contract which,  if the  Portfolio has covered its  obligation  through the purchase of such  Contract,  will serve to liquidate its futures  position.  Similarly,  where a put  Option on a Futures  Contract  written  by the  Portfolio  is  exercised,  the
Portfolio will be required to purchase the underlying  Futures  Contract which, if the Portfolio has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on Futures  Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         Options on  Securities.  The  Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio owns the security  underlying the call or has an absolute and immediate  right to acquire that security  without  additional cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion or exchange of other  securities  held in its portfolio.  A call option is also covered if the Portfolio holds a call on the same security and in the same  principal  amount as the call written where the exercise  price of the call held
(a) is equal to or less than the exercise  price of the call written or (b) is greater than the exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the  portfolio  writes a put option it must segregate  liquid and  unencumbered  assets with a value equal to the exercise price, or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call  options  written  by the  Portfolio  may also be  covered  in such  other  manner  as may be in  accordance  with the requirements  of the exchange on which,  or the  counterparty  with which,  the option is traded,  and applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the  Portfolio to write another call option on the underlying  security with either a different  exercise price or expiration  date or both, or in the case of a written put option will  permit the  Portfolio  to write  another  put option to the extent  that the  Portfolio  owns liquid and unencumbered  assets. Such transactions  permit the Portfolio to generate additional premium income,  which will partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be acquired.
Also,  effecting a closing  transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other  investments  of the  Portfolio,  provided  that another  option on such security is not written.  If the  Portfolio  desires  to sell a  particular  security  from its  portfolio  on which it has  written a call option,  it will effect a closing  transaction  in connection  with the option prior to or concurrent  with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the  Portfolio may purchase a security  and then  write a call  option  against  that  security.  The  exercise  price of the call  option the
Portfolio  determines  to write will depend upon the  expected  price  movement of the  underlying  security.  The exercise price of a call option may be below ("in-the-money"),  equal to ("at-the-money") or above  ("out-of-the-money") the current value of the underlying  security at the time the option is written.  Buy-and-write  transactions  using  in-the-money call options may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option period.  Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected that the premiums  received from writing the call option plus the appreciation in the market price of the underlying  security up to the  exercise  price will be greater than the  appreciation  in the price of the  underlying  security  alone.  If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the premium  received by it for writing the option,  adjusted  upwards or downwards by the difference  between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction  costs.  If the options are not exercised  and the price of the  underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to  buy-and-write transactions.  If the market price or the  underlying  security  rises or otherwise  is above the exercise  price,  the put option will expire worthless and the Portfolio's  gain will be limited to the premium  received,  less related  transaction costs.  If the market price of the underlying  security  declines or otherwise is below the exercise  price,  the Portfolio may elect to close the position or retain the option until it is exercised,  at which time the  Portfolio  will be required to take delivery of the security at the exercise price;  the Portfolio's  return will be the premium  received from the put option  minus the amount by which the market price of the  security is below the  exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put  options  may be used by the  Portfolio  in the same  market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call options on the same security,  known as "straddles" with the same exercise  price and expiration  date. By writing a straddle,  the Portfolio  undertakes a simultaneous  obligation to sell and  purchase  the same  security in the event that one of the options is  exercised.  If the price of the security subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and transaction  costs,  the call will  likely be  exercised  and the  Portfolio  will be  required to sell the  underlying  security at a below  market price.  This  loss may be  offset,  however,  in whole or in part,  by the  premiums  received  on the  writing  of the two options.  Conversely,  if the price of the security  declines by a  sufficient  amount,  the put will likely be  exercised.
The writing of straddles  will likely be  effective,  therefore,  only where the price of the security  remains  stable and neither  the call nor the put is  exercised.  In those  instances  where one of the options is  exercised,  the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         The writing of options on securities  will not be undertaken by the  Portfolio  solely for hedging  purposes,  and could involve  certain risks which are not present in the case of hedging  transactions.  Moreover,  even where options are written  for  hedging  purposes,  such  transactions  constitute  only a partial  hedge  against  declines  in the value of portfolio  securities  or against  increases in the value of  securities  to be acquired,  up to the amount of the premium.
The Portfolio may also purchase options for hedging purposes or to increase its return.

         The Portfolio  may also  purchase  call options to hedge  against an increase in the price of securities  that the
Portfolio  anticipates  purchasing  in the future.  If such increase  occurs,  the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.

         Options on Stock  Indices.  The Portfolio may write (sell)  covered call and put options and purchase call and put options on stock indices.  The Portfolio may cover written call options on stock indices by owning  securities  whose price changes,  in the opinion of the Sub-advisor,  are expected to be similar to those of the underlying  index, or by having an absolute and immediate  right to acquire such securities  without  additional  cash  consideration  (or for additional cash consideration  if the  Portfolio  owns  liquid and  unencumbered  assets  equal to the amount of cash  consideration)  upon conversion  or exchange of other  securities in its  portfolio.  The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same  principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call  written or (b) is greater  than the exercise  price of the call written if the Portfolio own liquid and  unencumbered  assets equal to the difference.  If the Portfolio writes put options on stock indices,  it must segregate liquid and  unencumbered  assets with a value equal to the exercise price, or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise price of the put held (a) is equal to or greater  than the exercise  price of the put written or (b) is less than the exercise  price of the put written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The  purchase  of call  options on stock  indices  may be used by the  Portfolio  to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry  or market  segment,  at a time when the  Portfolio  holds uninvested cash or short-term  debt  securities  awaiting  investment.  When purchasing call options for this purpose,  the
Portfolio  will also  bear the risk of  losing  all or a portion  of the  premium  paid it the value of the index  does not rise.  The  purchase of call options on stock  indices when the  Portfolio  is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks of loss and of  increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index option may be a "broad-based"  index,  such as the Standard & Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which  ordinarily will reflect  movements in the stock market in general.  In contrast,  certain  options may be based on narrower  market  indices,  such as the Standard &
Poor's 100 Index,  or on indices of securities of particular  industry  groups,  such as those of oil and gas or technology companies.  A stock  index  assigns  relative  values to the stocks  included  in the index and the index  fluctuates  with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an additional discussion of options, see this Statement under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As discussed in the Trust's  Prospectus,  the  Portfolio may engage in short sales if, at the time of the short  sale,  the  Portfolio  owns or has the right to  acquire  securities  equivalent  in kind and amount to the  securities  being sold short.  While the short sale is maintained,  the Portfolio  will segregate  assets to collateralize  its  obligation  to deliver the  securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  There will be certain additional  transaction  costs  associated  with short sales,  but the  Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Special Risk Factors.

Risk of Imperfect  Correlation of Hedging  Instruments  with the Portfolio's  Portfolio.  The use of derivatives for "cross hedging"  purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different  currency)
may  involve  greater  correlation  risks.  Consequently,  the  Portfolio  bears the risk  that the price of the  portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index futures  contracts or options based upon a narrower index of securities,  such as those of a particular  industry  group,  may present greater risk than options or futures based on a broad market index.
This is due to the fact  that a  narrower  index is more  susceptible  to rapid  and  extreme  fluctuations  as a result of changes in the value of a small  number of  securities.  Nevertheless,  where the  Portfolio  enters into  transactions  in options or futures on  narrowly-based  indices for hedging  purposes,  movements in the value of the index  should,  if the hedge is successful,  correlate closely with the portion of the Portfolio's  portfolio or the intended  acquisitions  being hedged.

         The trading of derivatives  for hedging  purposes  entails the additional  risk of imperfect  correlation  between movements in the price of the derivative  and the price of the  underlying  index or  obligation.  The  anticipated  spread between the prices may be  distorted  due to the  difference  in the nature of the markets  such as  differences  in margin requirements,  the liquidity of such markets and the  participation  of speculators  in the  derivatives  markets.  In this regard,  trading by speculators in derivatives has in the past occasionally  resulted in market  distortions,  which may be difficult or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails the risk that  changes in the value of the  underlying
Futures  Contracts  will not be fully  reflected in the value of the option.  The risk of imperfect  correlation,  however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on
Futures  Contracts,  the Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of  performance  thereunder.  This  could  increase  the  extent  of any loss  suffered  by the  Portfolio  in connection with such transactions.

         In writing a covered call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position  will not  correlate  closely with changes in the value of the option or underlying  index or instrument.  For example,  where the Portfolio  covers a call option written on a stock index through  segregation  of securities,  such  securities  may not match the  composition of the index,  and the
Portfolio may not be fully  covered.  As a result,  the Portfolio  could be subject to risk of loss in the event of adverse market movements.

         Risks of Non-Hedging  Transactions.  The Portfolio may enter transactions in derivatives for non-hedging  purposes as well as hedging purposes.  Non-hedging  transactions in such instruments  involve greater risks and may result in losses which may not be offset by increases  in the value of  portfolio  securities  or declines in the cost of  securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the Portfolio may not fully protect it against risk of loss and,  in any  event,  the  Portfolio  could  suffer  losses on the  option  position  which  might not be offset by corresponding  portfolio  gains.  The Portfolio may also enter into futures,  Forward  Contracts for non-hedging  purposes.
For example,  the Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the  underlying instrument or to obtain desired  exposure to an index or market.  In such  instances,  the Portfolio will be exposed to the same economic risks incurred in purchasing or selling the underlying  instrument or instruments.  However,  transactions in futures,  Forward Contracts may be leveraged,  which could expose the Portfolio to greater risk of loss than such purchases or sales.  Entering  into  transactions  in  derivatives  for other than  hedging  purposes,  therefore,  could  expose the
Portfolio to significant risk of loss if the prices,  rates or values of the underlying  instruments or indices do not move in the direction or to the extent anticipated.

         With  respect to the writing of  straddles  on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the  amount of the  premiums  received.  Such  transactions,  therefore,  create an  opportunity  for increased return by providing the Portfolio with two  simultaneous  premiums on the same security,  but involve  additional risk,  since the  Portfolio  may have an option  exercised  against  it  regardless  of whether  the price of the  security increases or decreases.

         Risk of a Potential  Lack of a Liquid  Secondary  Market.  Prior to exercise  or  expiration,  a futures or option position can only be terminated  by entering  into a closing  purchase or sale  transaction.  In that event,  it may not be possible  to close out a position  held by the  Portfolio,  and the  Portfolio  could be  required  to purchase or sell the instrument  underlying an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient cash available to meet margin requirements,  it will be necessary to liquidate  portfolio  securities or other assets at a time when it is  disadvantageous to do so. The inability to close out options and futures  positions,  therefore,  could have an adverse impact on the Portfolio's  ability  effectively to hedge its portfolio, and could result in trading losses.

         The trading of Futures Contracts and options is also subject to the risk of trading halts,  suspensions,  exchange or clearinghouse  equipment  failures,  government  intervention,  insolvency of a brokerage firm or clearinghouse or other disruptions  of normal  trading  activity,  which could at times make it difficult  or  impossible  to  liquidate  existing positions or to recover excess variation margin payments.

         Potential   Bankruptcy  of  a  Clearinghouse  or  Broker.   When  the  Portfolio   enters  into   transactions  in
exchange-traded  futures or  options,  it is exposed  to the risk of the  potential  bankruptcy  of the  relevant  exchange clearinghouse  or the broker through which the Portfolio has effected the  transaction.  In that event, the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection with its transactions, for an  indefinite  period  of  time,  and  could  sustain  losses  of a  portion  or all of such  amounts.  Moreover,  the performance  guarantee of an exchange  clearinghouse  generally extends only to its members and the Portfolio could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures  and  options are traded may impose  limitations governing  the maximum  number of positions on the same side of the market and  involving  the same  underlying  instrument which may be held by a single  investor,  whether  acting  alone or in concert  with  others  (regardless  of whether  such contracts  are held on the same or different  exchanges  or held or written in one or more  accounts or through one or more brokers.)  Further,  the CFTC and the  various  contract  markets  have  established  limits  referred  to as  "speculative position  limits" on the  maximum  net long or net short  position  which any  person  may hold or control in a  particular futures or option  contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions  or  restrictions.  The  Sub-advisor  does not believe  that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks of Options on Futures  Contracts.  The amount of risk the Portfolio assumes when it purchases an Option on a
Futures  Contract is the premium paid for the option,  plus related  transaction  costs.  In order to profit from an option purchased,  however,  it may be necessary to exercise the option and to liquidate the underlying Futures Contract,  subject to the  risks of the  availability  of a liquid  offset  market  described  herein.  The  writer  of an Option on a Futures
Contract is subject to the risks of commodity  futures  trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements in the price of the option may not correlate  with movements in the price of the underlying security, index, currency or Futures Contract.

         Risks of Transactions in Foreign Currencies and Over-the-Counter  Derivatives and Other Transactions Not Conducted
on U.S.  Exchanges.  Transactions  in Forward  Contracts on foreign  currencies,  as well as futures and options on foreign currencies and  transactions  executed on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined above. In addition,  however,  such  transactions are subject to the risk of governmental  actions affecting trading in or the prices of currencies  underlying  such  contracts,  which could  restrict or eliminate  trading and could have a substantial  adverse effect on the value of positions held by the  Portfolio.  Further,  the value of such positions could be adversely  affected by a number of other  complex  political  and economic  factors  applicable  to the  countries issuing the underlying currencies.

         Further,  unlike  trading  in most other  types of  instruments,  there is no  systematic  reporting  of last sale information with respect to the foreign currencies  underlying  contracts thereon.  As a result, the available  information on which  trading  systems  will be based  may not be as  complete  as the  comparable  data on which the  Portfolio  makes investment and trading decisions in connection with other  transactions.  Moreover,  because the foreign currency market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected  in the  forward,  futures or options market until the following  day,  thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements of exercises of  over-the-counter  Forward  Contracts or foreign currency options generally must occur within the country  issuing the  underlying  currency,  which in turn  requires  traders to accept or make delivery of such currencies in conformity  with any U.S. or foreign  restrictions  and  regulations  regarding  the  maintenance  of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered into by the Portfolio in Futures Contracts and  exchange-traded  options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities,  swaps and other over-the-counter  derivatives are not traded on contract  markets  regulated by the CFTC or (with the  exception  of certain  foreign  currency  options) the
SEC. To the contrary,  such  instruments  are traded  through  financial  institutions  acting as  market-makers,  although foreign  currency  options  are also  traded on certain  national  securities  exchanges,  such as the  Philadelphia  Stock
Exchange and the Chicago Board Options Exchange,  subject to SEC regulation.  In an over-the-counter  trading  environment, many of the protections  afforded to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited extent over a period of time.
Although the purchaser of an option cannot lose more than the amount of the premium plus related  transaction  costs,  this entire  amount  could be  lost.  Moreover,  the  option  writer  and a trader  of  Forward  Contracts  could  lose  amounts substantially in excess of their initial investments,  due to the margin and collateral  requirements  associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the  institution  acts as broker and is able to find another  counterparty  willing to enter into the transaction with the Portfolio.  Where no such  counterparty is available, it will not be possible to enter into a desired transaction.

         Further,  over-the-counter  transactions  are not subject to the guarantee of an exchange  clearinghouse,  and the
Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial  institution  serving as its  counterparty.  One or more of such  institutions  also may  decide to  discontinue  their role as  market-makers  in a particular currency or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and options on foreign  currencies may be traded on exchanges  located in foreign  countries.  Such  transactions  may not be conducted in the same manner as those entered into on U.S. exchanges,  and may be subject to different margin,  exercise,  settlement or expiration  procedures.  As a result, many of the risks of over-the-counter  trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC, as are other  securities  traded on such  exchanges.  As a result,  many of the  protections  provided to traders on organized exchanges will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions entered  into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  (the
"OCC"), thereby reducing the risk of counterparty default.

         The purchase and sale of  exchange-traded  foreign  currency  options,  is subject to the risks regarding  adverse market  movements,  margining of options  written,  the nature of the foreign  currency  market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies  involve  certain  risks not  presented  by the  over-the-counter  market.  For  example,  exercise and settlement  of such options must be made  exclusively  through the OCC,  which has  established  banking  relationships  in applicable  foreign  countries  for this purpose.  As a result,  the OCC may, if it  determines  that foreign  governmental restrictions or taxes would prevent the orderly  settlement of foreign currency option exercises,  or would result in undue burdens on the OCC or its  clearing  member,  impose  special  procedures  on exercise  and  settlement,  such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Short Term  Instruments.  The Portfolio  may hold cash and invest in cash  equivalents,  such as  short-term  U.S.
Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor  believes that investing for temporary defensive purposes is appropriate,  or in order to meet anticipated  redemption  requests,  a large portion or all of the assets of the Portfolio may be invested in cash  (including  foreign  currency) or cash  equivalents, including,  but not limited  to,  obligations  of banks  (including  certificates  of deposit,  bankers  acceptances,  time deposits  and  repurchase  agreements),  commercial  paper,  short-term  notes,  U.S.  Government  securities  and  related repurchase agreements.

         "When-Issued"  Securities.  The Portfolio may purchase  securities on a  "when-issued,"  "forward  commitment," or
"delayed  delivery  basis." The  commitment  to purchase a security for which  payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify liquid and unencumbered assets equal to its forward delivery commitment.

         For more  information  about  when-issued  securities,  please see this Statement  under "Certain Risk Factors and
Investment Methods."

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth.  Realization of income is not an investment  objective  and any income  realized on the  Portfolio's  investments,  therefore,  will be incidental to the
Portfolio's objective.

Investment Policies:

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures contract  positions and options on futures  contracts written by the Portfolio would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the
Portfolio  in a  negotiated  transaction  is  illiquid,  the value of an option  bought  or the  amount of the  Portfolio's obligations  under an option written by the Portfolio,  as the case may be, will be subject to the  Portfolio's  limitation on  illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect  an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a description of these  strategies and instruments and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted above,  the  Portfolio,  in order to attempt to protect the value of its  investments  from interest rate or currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Portfolio expects to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio also may enter into these  transactions  to protect against any increase in the price of  securities  the  Portfolio  may  consider  buying at a later  date.  The  Portfolio  does not intend to use these transactions  as speculative  investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest  rate,  to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest  rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio may enter into interest rate swaps,  caps and floors on either an  asset-based  or  liability-based basis,  depending  upon whether it is hedging its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations over its  entitlements  with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net asset  basis,  the  Portfolio  would  maintain a  segregated  account in the full  amount  accrued on a daily  basis of the
Portfolio's  obligations  with respect to the swap.  The Portfolio will not enter into any interest rate swap, cap or floor transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other  party to such a  transaction,  the  Portfolio  will have  contractual  remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed and,  accordingly,  they are less liquid than swaps.  To the extent the Portfolio sells (i.e.,  writes) caps and floors,  it will maintain in a segregated  account cash or other liquid assets having an  aggregate  net asset value at least  equal to the full  amount,  accrued on a daily  basis,  of the  Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its  counterparty  to  collateralize  obligations  under  the  swap.  Under the  documentation  currently  used in those markets,  the risk of loss with  respect to  interest  rate swaps is  limited  to the net amount of the  payments  that the
Portfolio  is  contractually  obligated  to make.  If the other party to an interest  rate swap that is not  collateralized defaults,  the  Portfolio  would  risk the loss of the net  amount of the  payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above.  For an additional  discussion of these  strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase  agreements.  For a description of these investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or "junk" bonds) are debt  securities  rated below investment  grade by the primary rating agencies such as Standard & Poor's Rating Services  ("Standard & Poor's") and
Moody's  Investors  Service,  Inc.  ("Moody's").  The  Portfolio  will not  invest  more  than 5% of its  total  assets  in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower quality  securities  generally is more  dependent on the ability of the issuer to meet interest and  principal  payments  (i.e.  credit  risk) than is the case for higher  quality  securities.  Conversely,  the value of higher quality  securities may be more  sensitive to interest rate movements than lower quality  securities.  The Portfolio will not purchase  debt  securities  rated below "CCC-" by Standard & Poor's or "Caa" by Moody's.  The  Portfolio  may also purchase  unrated  bonds of foreign  and  domestic  issuers.  For an  additional  discussion  of  high-yield/high-risk  and mortgage- and  asset-backed  securities,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         Zero Coupon,  Pay-in-Kind,  and Step Coupon Bonds. The Portfolio may purchase zero coupon,  pay-in-kind,  and step coupon bonds.  Zero coupon bonds are debt securities that do not pay periodic  interest,  but are issued at a discount from their face value.  The  discount  approximates  the total  amount of  interest  the  security  will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally give the issuer the option to pay cash at a coupon payment date or give the holder of the  security a similar  bond with the same  coupon  rate and a face value  equal to the amount of the coupon payment that would have been made.  Step coupon bonds begin to pay coupon  interest,  or pay an increased rate of interest, at some time after they are issued.  The  discount at which step coupon  bonds trade  depends on the time  remaining  until cash payments  begin,  prevailing  interest  rates,  the liquidity of the security and the perceived  credit quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds  generally will fluctuate more in response to changes  in  interest  rates  than  will  conventional  interest-paying  securities  with  comparable  maturities.  For  an additional discussion of zero coupon securities, see this STATEMENT under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Marsico Capital Growth Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio  does not currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the  payment of any  additional consideration  therefor, and provided that transactions in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Portfolio does not currently intend to purchase  securities on margin,  except that the Portfolio may obtain such short-term  credits as are necessary for the clearance of  transactions,  and provided that margin payments and other deposits in connection with  transactions  in futures,  options,  swaps and forward  contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the aggregate,  15% of the  Portfolio's  net asset value,  provided that this  limitation does not apply to (i)
reverse repurchase  agreements;  (ii) deposits of assets on margin; (iii) guaranteed positions in futures,  options,  swaps or forward contracts; or (iv) the segregation of assets in connection with such contracts.

         4.       The Portfolio does not currently  intend to purchase any securities or enter into a repurchase  agreement if, as a result,  more than 15% of its net assets would be invested in  repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in securities  that are illiquid by virtue of legal or contractual restrictions  on resale or the  absence of a readily  available  market.  The  Trustees  of the Trust,  or the  Sub-advisor acting  pursuant to  authority  delegated  by the  Trustees,  may  determine  that a readily  available  market  exists for securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933, as amended,  or any successor to such  rule,  and  Section  4(2)  commercial  paper.  Accordingly,  such  securities  may not be  subject  to the  foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST Goldman Sachs Concentrated Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek growth of capital in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Corporate Bonds and Debentures.  The Portfolio may purchase corporate bonds and debentures,  including bonds rated below  investment  grade by the primary rating  agencies.  The Portfolio will not invest more than 35% of its net assets in bonds rated below  investment  grade.  For a  discussion  of lower rated  securities,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options and Other Derivative Instruments.  The Portfolio may enter into futures contracts on securities, financial  indices,  and  foreign  currencies  and  options on such  contracts,  and may  invest in options on  securities, financial  indices and foreign  currencies,  forward  contracts and swaps.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if the  aggregate  amount of the  Portfolio's  commitments  under  outstanding futures contract  positions and options on futures  contracts written by the Portfolio would exceed the market value of the total assets of the  Portfolio.  The Portfolio  may invest in forward  currency  contracts  with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options in privately  negotiated  transactions  on the types of  securities  and indices  based on the types of  securities  in which the  Portfolio is permitted to invest  directly.  The  Portfolio  will effect such  transactions  only with  investment  dealers and other  financial  institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy by the  Sub-advisor,  and only pursuant to procedures  adopted by the
Sub-advisor for monitoring the  creditworthiness  of those entities.  To the extent that an option bought or written by the
Portfolio  in a  negotiated  transaction  is  illiquid,  the value of an option  bought  or the  amount of the  Portfolio's obligations  under an option written by the Portfolio,  as the case may be, will be subject to the  Portfolio's  limitation on  illiquid  investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect  an offsetting  transaction at a time when the Sub-advisor  believes it would be  advantageous  for the Portfolio to do so. For a description of these  strategies and instruments and certain risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Interest  Rate Swaps and  Purchasing  and Selling  Interest  Rate Caps and Floors.  In addition to the  strategies noted above,  the  Portfolio,  in order to attempt to protect the value of its  investments  from interest rate or currency exchange rate  fluctuations,  may enter into  interest  rate swaps and may buy or sell  interest rate caps and floors.  The
Portfolio expects to enter into these transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio also may enter into these  transactions  to protect against any increase in the price of  securities  the  Portfolio  may  consider  buying at a later  date.  The  Portfolio  does not intend to use these transactions  as speculative  investments.  Interest rate swaps involve the exchange by the Portfolio with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange of floating  rate  payments for fixed rate payments.  The exchange  commitments can involve payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index  exceeds a  predetermined interest  rate,  to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest  rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a predetermined  interest rate, to receive payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio may enter into interest rate swaps,  caps and floors on either an  asset-based  or  liability-based basis,  depending  upon whether it is hedging its assets or its  liabilities,  and will usually  enter into  interest  rate swaps on a net basis,  i.e., the two payment  streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any,  of the  Portfolio's  obligations over its  entitlements  with respect to each  interest  rate swap will be calculated on a daily basis and an amount of cash or other liquid  assets  having an aggregate  net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  the Portfolio  would maintain a segregated  account in the full amount accrued on a daily basis of the  Portfolio's obligations  with respect to the swap. The Portfolio  will not enter into any interest rate swap, cap or floor  transaction unless the  unsecured  senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three highest rating categories of at least one nationally  recognized  statistical  rating  organization at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap market in certain  instances  may be  relatively  liquid  than it has  historically  been.  Caps and floors are more recent innovations for which standardized  documentation has not yet been developed and, accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e.,  writes)  caps and floors,  it will  maintain in a segregated  account cash or other  liquid  assets  having an  aggregate  net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its  counterparty  to  collateralize  obligations  under  the  swap.  Under the  documentation  currently  used in those markets,  the risk of loss with  respect to  interest  rate swaps is  limited  to the net amount of the  payments  that the
Portfolio  is  contractually  obligated  to make.  If the other party to an interest  rate swap that is not  collateralized defaults,  the  Portfolio  would  risk the loss of the net  amount of the  payments  that the  Portfolio  contractually  is entitled to receive.  The  Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the segregated  account  requirement  described above.  For an additional  discussion of these  strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the Portfolio  may invest in securities of other  investment companies,  subject to the  provisions  of Section  12(d)(1) of the 1940 Act. The  Portfolio  may invest in  securities  of money market funds managed by the  Sub-advisor  subject to the terms of an exemptive  order obtained by the Sub-advisor and the funds that are advised or  sub-advised  by the  Sub-advisor.  Under such order,  the Portfolio will limit its aggregate investment  in a money  market fund  managed by the  Sub-advisor  to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The Portfolio will enter into such agreements only to provide cash to satisfy  unusually heavy redemption  requests and for other temporary or emergency  purposes,  rather than to obtain cash to make  additional  investments.  For a description  of these  investment techniques, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Income-Producing  Securities.  Other types of income  producing  securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable and Floating Rate Obligations.  These types of securities are relatively  long-term  instruments that often  carry  demand  features  permitting  the  holder to demand  payment of  principal  at any time or at  specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are similar to a put,  give the Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by that Portfolio at a specified price.

                  Tender  Option  Bonds.  Tender  option  bonds are  relatively  long-term  bonds that are coupled with the agreement  of a third  party  (such as a broker,  dealer or bank) to grant the  holders  of such  securities  the option to tender the securities to the institution at periodic intervals.

                  Inverse Floaters.  Inverse floaters are debt instruments whose interest bears an inverse  relationship to the interest rate on another security.  The Portfolio will not invest more than 5% of its assets in inverse  floaters.  The
Portfolio will purchase standby  commitments,  tender option bonds and instruments  with demand features  primarily for the purpose of increasing the liquidity of the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs Concentrated Growth Portfolio.  These limitations are not "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  purchase  a  security  if as a result,  more than 15% of its net  assets in the aggregate,  at  market  value,  would be  invested  in  securities  which  cannot be  readily  resold  because  of legal or contractual  restrictions on resale or for which there is no readily available market,  or repurchase  agreements  maturing in more than seven days or securities used as a cover for written  over-the-counter  options, if any. The Trustees,  or the
Investment  Manager or the  Sub-advisor  acting  pursuant to authority  delegated by the  Trustees,  may  determine  that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of
1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2.       The Portfolio may borrow money for temporary or emergency  purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of its total assets  (including the amount borrowed) less liabilities  (other than borrowings).  Any borrowings  that come to exceed 25% of the value of the  Portfolio's  total assets by reason of a decline in net assets will be reduced  within  three  business  days to the extent  necessary  to comply  with the 25%  limitation.
Under such a circumstance,  the Portfolio may have to liquidate  securities at a time when it is  disadvantageous to do so.
This policy shall not prohibit  reverse  repurchase  agreements  or deposits of assets to margin or guarantee  positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3.       The  Portfolio  will not enter into any futures  contracts or options on futures  contracts  for purposes other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin  deposits and  premium  required  to  establish  positions  in futures  contracts  and  related  options  that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets.

         4.       The  Portfolio  will not enter into any futures  contracts  if the  aggregate  amount of the  Portfolio's commitments  under  outstanding  futures  contracts  positions of the Portfolio  would exceed the market value of the total assets of the Portfolio.

         5.       The  Portfolio  will not sell  securities  short,  unless it owns or has the  right to obtain  securities equivalent in kind and amount to the securities sold short,  and provided that  transactions in options,  swaps and forward futures contracts are not deemed to constitute selling securities short.

         6.       The Portfolio will not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed, in the aggregate,  15% of the Portfolio's net asset value,  provided that this limitation does not apply to reverse repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward contracts or placed in a segregated account in connection with such contracts.

AST DeAM Large-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum  appreciation  of investors'  capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The Portfolio may write (sell) call options on securities as long as it owns the  underlying  securities subject to the option,  or an option to purchase the same underlying  securities  having an exercise price equal to or less than the exercise price of the option,  or will establish and maintain with the  Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid securities  ("eligible  securities") to the extent required by applicable  regulation in connection with the optioned  securities.  The Portfolio may write put options  provided that, so long as the  Portfolio is obligated as the writer of the option,  the  Portfolio  owns an option to sell the  underlying securities  subject to the option having an exercise  price equal to or greater than the exercise  price of the option,  or it deposits and  maintains  with the  custodian  in a segregated  account  eligible  securities  having a value equal to or greater  than the  exercise  price of the option.  The premium  received  for writing an option will  reflect,  among other things, the current market price of the underlying  security,  the relationship of the exercise price to such market price, the price  volatility of the underlying  security,  the option period,  supply and demand and interest rates. The Portfolio may write or purchase  spread  options,  which are options for which the  exercise  price may be a fixed  dollar  spread or yield spread  between the security  underlying  the option and another  security that is used as a benchmark.  The exercise price of an option may be below,  equal to or above the current  market  value of the  underlying  security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to 25% of net assets and may  purchase put and call options provided that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured put option expires unexercised,  the writer realizes a gain from the amount of the premium,  plus the interest  income on the  securities  in the  segregated  account.  If the  secured  put  writer  has to buy the  underlying security  because of the exercise of the put option,  the secured put writer incurs an  unrealized  loss to the extent that the current  market value of the  underlying  security is less than the  exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium  received and any interest  income earned on the securities in the segregated account.

         For an additional  discussion of investing in options and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The Portfolio may deal in  over-the-counter  traded options ("OTC  options").
Unlike  exchange-traded  options,  OTC options are  transacted  directly with dealers and not with a clearing  corporation.
Since there is no exchange,  pricing is normally done by reference to information from market makers,  which information is carefully  monitored by the Sub-advisor and verified in appropriate  cases. In writing OTC options,  the Portfolio receives the premium in advance from the dealer.  OTC options are  available  for a greater  variety of  securities or other assets, and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position that  purchased OTC options and the assets used as "cover" for written OTC options are illiquid  securities.  Accordingly,  the Portfolio  will only engage in OTC options  transactions  with dealers that have been  specifically  approved by the  Sub-advisor.  The Sub-advisor  believes that the approved  dealers should be able to enter into closing  transactions if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The
Sub-advisor will monitor the  creditworthiness  of the approved dealers on an on-going basis. The Portfolio  currently will not engage in OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity  charge"
related to OTC options written by the Portfolio,  plus the amount  invested by the Portfolio in other illiquid  securities, would exceed 15% of the Portfolio's net assets.  The "liquidity charge" referred to above is computed as described below.

         The Portfolio  anticipates  entering into agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater  than a price  established  under the  agreements  (the  "Repurchase  Price").  The  "liquidity  charge"
referred to above for a specific OTC option  transaction  will be the  Repurchase  Price related to the OTC option less the intrinsic  value of the OTC  option.  The  intrinsic  value of an OTC call option for such  purposes  will be the amount by which the current market value of the underlying  security  exceeds the exercise  price.  In the case of an OTC put option, intrinsic  value  will be the amount by which the  exercise  price  exceeds  the  current  market  value of the  underlying security.  If there is no such  agreement  requiring a dealer to allow the  Portfolio  to  repurchase a specific OTC option written by the  Portfolio,  the  "liquidity  charge" will be the current  market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices. The Portfolio,  as part of its options transactions,  may also use options on  securities  indices in an  attempt to hedge  against  market  conditions  affecting  the value of  securities  that the
Portfolio  owns or intends to  purchase,  and not for  speculation.  When the  Portfolio  writes an option on a  securities index, it will be required to deposit with its custodian and mark-to-market  eligible  securities to the extent required by applicable  regulation.  Where the Portfolio  writes a call option on a securities  index at a time when the contract value exceeds the exercise  price,  the Portfolio will also segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such excess.  The Portfolio may also purchase and sell options on indices other than  securities  indices,  as  available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer  cannot  determine  the amount of its  settlement  obligations  in advance and,  unlike call writing on specific  securities,  cannot  cover  its  potential  settlement  obligations  by  acquiring  and  holding  the  underlying securities.  Index options  involve risks similar to those risks relating to transactions  in financial  futures  contracts described below.

         For an  additional  discussion  of  investing  in OTC  options and options on  securities  indices,  and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Financial Futures Contracts and Related Options.  The Portfolio may enter into financial futures  contracts.  This investment  technique  is  designed  primarily  to hedge  (i.e.  protect)  against  anticipated  future  changes  in market conditions or foreign  exchange rates which otherwise might affect  adversely the value of securities or other assets which the  Portfolio  holds or intends to purchase.  For example,  when the  near-term  market view is bearish but the  portfolio composition  is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering into futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the  Portfolio  is  believed to be well  positioned  for the longer  term with a high cash  position,  the
Portfolio can hedge against market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either  case,  the use of futures  contracts  would tend to  minimize  portfolio  turnover  and  facilitate  the
Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term  bonds and interest rates were expected to rise, it could sell financial futures  contracts.  If interest rates did increase,  the value of the bonds held by the  Portfolio  would  decline,  but this decline would be offset in whole or in part by an increase in the value of the
Portfolio's  futures contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio could hold  short-term  debt  securities and benefit from the income earned by holding such  securities,  while at the same time the Portfolio  could purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.  Thus, the Portfolio  could take advantage of the anticipated  rise in the value of long-term bonds without  actually buying them.
The futures  contracts and short-term debt securities  could then be liquidated and the cash proceeds used to buy long-term bonds.  At the time of delivery,  in the case of a contract  relating to fixed income  securities,  adjustments are made to recognize  differences in value arising from the delivery of securities with a different  interest rate than that specified in the contract.  In some cases,  securities to be delivered under a futures  contract may not have been issued at the time the contract was written.

         The market prices of futures  contracts may be affected by certain factors.  If participants in the futures market elect to close out their contracts through offsetting  transactions  rather than meet margin  requirements,  distortions in the normal  relationship  between the assets and futures  market  could  result.  Price  distortions  also could  result if investors in futures  contracts  decide to make or take  delivery of  underlying  securities  or other  assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures  market.  In addition, because margin requirements in the futures market are less onerous than margin  requirements in the cash market,  increased participation  by speculators in the futures market could cause  temporary  price  distortions.  Due to the  possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase and write call and put options on financial  futures  contracts.  Options on futures contracts  involve risks similar to those risks relating to  transactions  in financial  futures  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate of the contract  value of the outstanding  futures  contracts of the  Portfolio  and futures  contracts  subject to  outstanding  options  written by the
Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an additional  discussion of investing in financial futures contracts and options on financial  futures  contracts and the risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Section  4(2)  Paper.  The  Portfolio  may  invest in  commercial  paper  issued by major  corporations  under the
Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by  Section  3(a)(3)  thereof.  Such commercial  paper  may be issued  only to  finance  current  transactions  and must  mature  in nine  months or less.  Such commercial  paper is traded  primarily by institutional  investors  through  investment  dealers,  and individual  investor participation  in the commercial  paper market is very limited.  The Portfolio  also may invest in commercial  paper issued in reliance on the so-called  "private  placement"  exemption from registration  afforded by Section 4(2) of the Securities
Act of 1933  ("Section  4(2)  paper").  Section 4(2) paper is  restricted as to  disposition  under the federal  securities laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper  for  investment  and not with a view to  public  distribution.  Any  resale  by the  purchaser  must be in an exempt transaction.  Section 4(2) paper  normally is resold to other  institutional  investors  through or with the  assistance of the issuer or  investment  dealers who make a market in the Section  4(2) paper,  thus  providing  liquidity.  Section 4(2)
paper will be considered illiquid,  and subject to the Portfolio's  limitation on investing in illiquid securities,  unless the  Sub-advisor  determines such Section 4(2) paper to be liquid under  guidelines  established by the Board of Trustee of the Trust.

         Collateralized  Obligations.  The Portfolio may invest in asset-backed and mortgage-backed  securities,  including interest only ("IO") and principal only ("PO") securities (collectively,  "collateralized  obligations").  A collateralized obligation  is a  debt  security  issued  by a  corporation,  trust  or  custodian,  or  by a  U.S.  Government  agency  or instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.
Government  securities  or  other  assets.  Collateralized  obligations,  depending  on  their  structure  and the  rate of prepayments, can be volatile.

         The Portfolio will currently invest in only those  collateralized  obligations that are fully  collateralized  and would not  materially  alter the risk  profile  of the  Portfolio.  Fully  collateralized  means that the  collateral  will generate  cash flows  sufficient  to meet  obligations  to holders of the  collateralized  obligations  under even the most conservative  prepayment and interest rate projections.  Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows between coupon dates for the collateralized  obligations.  A worst case prepayment  condition  generally assumes immediate  prepayment of all securities purchased  at a premium and zero  prepayment  of all  securities  purchased  at a discount.  Reinvestment  rate risk may be minimized by assuming very  conservative  reinvestment  rates and by other means such as by maintaining  the flexibility to increase  principal  distributions in a low interest rate environment.  The effective credit quality of the  collateralized obligations  in  such  instances  is  the  credit  quality  of  the  issuer  of  the  collateral.  The  requirements  as to collateralization  are  determined by the issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating agencies,  if rated. The Portfolio does not currently  intend to invest more than 5% of its total assets in  collateralized obligations.

         Because some  collateralized  obligations are issued in classes with varying  maturities and interest  rates,  the investor may obtain  greater  predictability  of maturity  through these  collateralized  obligations  than through  direct investments  in mortgage  pass-through  securities.  Classes with shorter  maturities  may have lower  volatility and lower yield while those with longer  maturities may have higher  volatility and higher yield.  Payments of principal and interest on the  underlying  collateral  securities  are  not  passed  through  directly  to the  holders  of  these  collateralized obligations.  Rather,  the payments on the  underlying  portfolio or pool of  obligations  are used to pay interest on each class and to retire  successive  maturities in sequence.  These  relationships  may in effect "strip" the interest payments from principal  payments of the underlying  obligations  and allow for the separate  purchase of either the interest or the principal  payments,  sometimes called interest only ("IO") and principal only ("PO")  securities.  By investing in IOs and
POs, an  investor  has the option to select from a pool of  underlying  collateral  the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements.

         Collateralized  obligations are designed to be retired as the underlying  obligations are repaid.  In the event of prepayment on or call of such  securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of collateralized  obligations will not supply additional  collateral in the event of such prepayment,  there generally will be sufficient collateral to secure  collateralized  obligations that remain outstanding.  Governmentally-issued  and  privately-issued  IO's and PO's will be  considered  illiquid for purposes of the
Portfolio's  limitation on illiquid securities unless they are determined to be liquid under guidelines  established by the
Board of Trustee.

         In reliance on an  interpretation  by the SEC, the Portfolio's  investments in certain  qualifying  collateralized obligations are not subject to the limitations in the 1940 Act regarding  investments by a registered  investment  company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio may also invest in "inverse  floaters." These inverse floaters are more volatile than conventional fixed or floating rate  collateralized  obligations,  and their yield and value will fluctuate in inverse proportion to changes in the index upon which rate  adjustments  are based.  As a result,  the yield on an inverse  floater will generally  increase when market yields (as reflected by the index) decrease and decrease when market yields  increase.
The  extent of the  volatility  of  inverse  floaters  depends on the  extent of  anticipated  changes  in market  rates of interest.  Generally,  inverse  floaters  provide for  interest  rate  adjustments  based upon a multiple of the  specified interest  index,  which  further  increases  their  volatility.  The  degree  of  additional  volatility  will be  directly proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in collateralized  obligations and the risks involved therein, see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies Which May Be Changed Without  Shareholder  Approval.  The following  limitations are applicable to the
AST DeAM Large-Cap  Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed without shareholder approval.  The Portfolio will not:

         1.       Change  its policy to invest at least 80% of the value of its  assets in large  capitalization  companies unless it provides 60 days prior written notice to its shareholders.

         2.       Invest for the purpose of exercising control or management of another issuer.

         3.       Purchase securities of other investment companies, except in compliance with the 1940 Act.

         4.       Invest more than 15% of its net assets in illiquid securities.

AST Hotchkis & Wiley Large-Cap Value Portfolio:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST INVESCO Capital Income Portfolio) is to seek current income and long-term growth of income, as well as capital appreciation.

Investment Policies:

    Convertible  Securities.  The  Portfolio  may invest in  convertible  securities  of domestic or foreign  issuers rated investment  grade (any of the four highest  grades) by a major rating agency or, if unrated,  of comparable  quality in the
Advisor's  opinion.  A convertible  security is a fixed-income  security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain  quantity of common stock or other equity  securities of the same or a different  issuer.  Convertible  securities rank senior to common stock in a corporation's  capital structure but are usually  subordinated  to similar  non-convertible  securities.  While providing a fixed-income  stream  (generally higher in yield than the income  derivable  from common  stock but lower than that  afforded  by a similar  non-convertible security),  a  convertible  security  also  affords an  investor  the  opportunity,  through  its  conversion  feature,  to participate in the capital  appreciation  attendant upon a market price advance in the  convertible  security's  underlying common stock.

    In general,  the market value of a convertible  security is at least the higher of its "investment value" (that is, its value as a  fixed-income  security) or its  "conversion  value"  (that is, its value upon  conversion  into its  underlying stock). As a fixed-income  security,  a convertible  security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However,  the price of a convertible  security is also influenced by the market value of the security's  underlying  common stock.  The price of a convertible  security tends to increase as the market value of the underlying  stock rises,  whereas it tends to decrease as the market value of the underlying  stock declines.  While no securities  investment is without some risk,  investments in convertible  securities  generally  entail less risk than investments in the common stock of the same issuer.

    Foreign Securities.  The Portfolio may invest in American Depositary  Receipts ("ADRs"),  other securities  convertible into securities of issuers based in foreign  countries or other foreign  securities.  These  securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  ADRs are receipts,  usually issued by a U.S.  bank or trust  company,  evidencing  ownership  of the  underlying  securities.  Generally,  ADRs are  issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets.

    Foreign Investment Risks.

         Foreign  Market Risk.  The Portfolio may invest a portion of its assets in foreign  securities.  Foreign  security investment  involves  special  risks not present in U.S.  investments  that can  increase the chances that a Fund will lose money.

         Foreign  Economy Risk. The economies of certain  foreign  markets often do not compare  favorably with that of the
United States with respect to such issues as growth of gross national  product,  reinvestment  of capital,  resources,  and balance of payments position.  Certain such economies may rely heavily on particular  industries or foreign capital and are more  vulnerable  to  diplomatic  developments,  the  imposition  of economic  sanctions  against a  particular  country or countries,  changes in international  trading patterns,  trade barriers,  and other protectionist or retaliatory  measures.
Investments in foreign  markets may also be adversely  affected by  governmental  actions such as the imposition of capital controls,  nationalization  of companies or industries,  expropriation  of assets,  or the imposition of punitive taxes. In addition,  the governments of certain  countries may prohibit or impose  substantial  restrictions on foreign  investing in their capital  markets or in certain  industries.  Any of these actions could severely  affect  security  prices,  impair a
Fund's ability to purchase or sell foreign  securities or otherwise  adversely  affect a Fund's  operations.  Other foreign market risks include  difficulties  in pricing  securities,  defaults on foreign  government  securities,  difficulties  in enforcing  favorable legal judgments in foreign courts, and political and social  instability.  Legal remedies available to investors in certain  foreign  countries may be less  extensive  than those  available to investors in the United States or other foreign countries.

         Governmental  Supervision and  Regulation/Accounting  Standards.  Many foreign governments  supervise and regulate stock  exchanges,  brokers and the sale of securities less than the U.S.  government does. Some countries may not have laws to protect  investors the way that the United States  securities laws do.  Accounting  standards in other countries are not necessarily  the same as in the United  States.  If the  accounting  standards  in another  country do not  require as much disclosure or detail as U.S.  accounting  standards,  it may be harder for a Fund's  portfolio  managers to completely  and accurately determine a company's financial condition.

    Dividends  or interest  on, or proceeds  from the sale of,  foreign  securities  may be subject to foreign  withholding taxes, and special U.S. tax considerations may apply.

         Illiquid or Restricted  Securities.  The Portfolio may invest up to 15% of its net assets in securities  that lack an  established  secondary  trading  market or otherwise are considered  illiquid.  Liquidity of a security  relates to the ability to dispose  easily of the security and the price to be obtained  upon  disposition  of the  security,  which may be less than would be obtained  for a  comparable  more liquid  security.  Illiquid  securities  may trade at a discount  from comparable,  more liquid  investments.  Investment of a Portfolio's assets in illiquid  securities may restrict the ability of the  Portfolio  to dispose of its  investments  in a timely  fashion and for a fair price as well as its ability to take advantage  of market  opportunities.  The risks  associated  with  illiquidity  will be  particularly  acute where a Fund's operations  require cash,  such as when the Fund redeems shares or pays  dividends,  and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Portfolio may invest in securities that are not registered  ("restricted  securities") under the Securities Act of
1933, as amended (the  "Securities  Act").  Restricted  securities may be sold in private  placement  transactions  between issuers and their  purchasers and may be neither  listed on an exchange nor traded in other  established  markets.  In many cases,  privately placed securities may not be freely transferable under the laws of the applicable  jurisdiction or due to contractual  restrictions on resale.  As a result of the absence of a public trading market,  privately  placed  securities may be less liquid and more  difficult  to value than  publicly  traded  securities.  To the extent that  privately  placed securities may be resold in privately  negotiated  transactions,  the prices  realized from the sales,  due to illiquidity, could be less than those  originally  paid by the  Portfolio or less than their fair market  value.  In  addition,  issuers whose  securities are not publicly traded may not be subject to the disclosure and other investor  protection  requirements that may be applicable if their securities were publicly traded.  If any privately placed  securities held by the Portfolio are required to be registered  under the securities laws of one or more  jurisdictions  before being resold,  the Portfolio may be required to bear the expenses of  registration.  Certain of the  Portfolio's  investments in private  placements may consist of direct  investments and may include  investments in smaller,  less seasoned  issuers,  which may involve greater risks.  These  issuers may have  limited  product  lines,  markets or  financial  resources,  or they may be dependent on a limited management group. In making  investments in such securities,  the Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio's ability to conduct portfolio transactions in such securities.

         Borrowing.  The  Portfolio  may borrow for  temporary or emergency  purposes in amounts not  exceeding  10% of the
Portfolio's  total  assets.  The 1940 Act requires the  Portfolio to maintain  continuous  asset  coverage  (that is, total assets including borrowings,  less liabilities exclusive of borrowings) of 300% of the amount borrowed.  Borrowing subjects the Portfolio to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased,  and can exaggerate  the effect on net asset value of any  increase or decrease in the market  value of the  Portfolio.  This is the speculative factor known as leverage.

         When-Issued  Securities.  The  Portfolio  may purchase  securities on a  when-issued  or  delayed-delivery  basis, generally in connection with an underwriting or other offering.  When-issued and  delayed-delivery  transactions occur when securities  are bought with payment for and  delivery of the  securities  scheduled to take place at a future time,  beyond normal settlement dates,  generally from 15 to 45 days after the transaction.  The price that the Portfolio is obligated to pay on the settlement date may be different from the market value on that date.  While  securities may be sold prior to the settlement date, the Portfolio  intends to purchase such securities with the purpose of actually  acquiring them,  unless a sale would be desirable for investment  reasons.  At the time the Portfolio  makes a commitment to purchase a security on a when-issued  basis,  it will record the  transaction  and reflect the value of the  security  each day in  determining  the
Portfolio's  net asset  value.  The  Portfolio  will also mark as  segregated  with its  custodian  cash,  U.S.  government securities,  equity  securities  or  other  liquid,  unencumbered  assets,  marked-to-market  daily,  equal in value to its obligations for when-issued securities.

         Real Estate Investment  Trusts.  The Portfolio may invest in securities of real estate investment trusts or REITs.
Unlike corporations,  REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements.  REITs offer  investors  greater  liquidity and  diversification  than direct  ownership of properties,  as well as greater income potential than an investment in common stocks.  Like any investment in real estate,  though, a REIT's  performance  depends on several  factors,  such as its  ability to find  tenants for its  properties,  to renew  leases and to finance  property purchases and renovations.

         Shares of Other  Investment  Companies.  The  Portfolio may invest in  securities  of other  investment  companies except to the extent  prohibited by law. Like all equity  investments,  these  investments may go up or down in value. They also may not perform in correlation  with the  Portfolio's  principal  strategies.  The Portfolio will pay additional  fees through their investments in other investment companies.

         Limited Partnerships.  The Portfolio may invest in limited partnership interests.

         Short Sales  Against-the-Box.  The Portfolio may borrow and sell "short"  securities when a Portfolio also owns an equal amount of those  securities (or their  equivalent).  No more than 25% of the Portfolio's  total assets can be held as collateral for short sales at any one time.

         Temporary  Defensive  Position.  When adverse market or economic  conditions  indicate to the  Sub-Advisor  that a temporary  defensive strategy is appropriate,  The Portfolio may invest all or part of its assets in short-term  investment grade debt obligations of the U.S. government,  its agencies and instrumentalities,  bank certificates of deposit, bankers'
acceptances, high quality commercial paper, demand notes and repurchase agreements.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio.  This  limitation  is not a  "fundamental"  restriction,  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Purchase any security or enter into a repurchase agreement,  if as a result, more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of principal and interest  within seven days and in  securities  that are  illiquid  by virtue of legal or  contractual  restrictions  on resale or the absence of a readily available  market.  The Trustees or the Investment  Manager or the Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market exists for securities  eligible for resale  pursuant to Rule
144A under the Securities  Act of 1933, or any successor to that rule,  and therefore that such  securities are not subject to the foregoing limitation;

4.       Invest in companies for the purpose of exercising control or management.

5.       Buy any  securities  or other  property on margin  (except for such  short-term  credits as are  necessary for the clearance of transactions).

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50%
of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  securities,  which are  convertible at a stated
exchange rate into common stock. Prior to their conversion,  convertible  securities have the same general  characteristics as  non-convertible  debt securities,  as they provide a stable stream of income with generally higher yields than those of equity  securities  of the  same or  similar  issuers.  As with all  debt  securities,  the  market  value  of  convertible securities  tends to decline  as  interest  rates  increase  and,  conversely,  to  increase  as  interest  rates  decline.
Convertible  securities  generally offer lower interest or dividend yields than  non-convertible debt securities of similar quality.  However,  when the market price of the common stock  underlying a convertible  security  increases,  the price of the convertible security  increasingly  reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying  common stock  declines,  the  convertible  security tends to trade  increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities rank senior to common stocks on an issuer's  capital  structure.  They are consequently of higher quality and entail less risk than the issuer's  common  stock,  although  the extent to which such risk is reduced  depends in large  measure  upon the degree to which the  convertible  security  sells above its value as a fixed income  security.  The Portfolio may invest up to 20% of the growth  portion of its net assets in the  convertible  securities  of companies  whose  common  stocks are eligible for purchase by the  Portfolio  under the  investment  policies  described  above.  Additional  information  about  convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may  invest up to 5% of the  growth  portion of its net assets in rights or warrants,  but will do so only if the equity securities  themselves are deemed appropriate by the Sub-advisor for inclusion in the  Portfolio.  Rights and warrants may be more  speculative  than certain other types of  investments  in that they do not entitle a holder to  dividends  or voting  rights with respect to the  securities  which may be  purchased  nor do they represent  any rights in the assets of the issuing  company.  Also,  the value of a right or warrant  does not  necessarily change  with the value of the  underlying  securities.  Additional  information  about  warrants is included in the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign Securities.  The Portfolio may invest up to 15% of the value of its total assets in foreign securities.  A foreign  security is a security  issued by a non-U.S.  company which is defined as a company that (i) is organized  outside the United  States;  (ii) has their  principal  place of business  outside the United States;  and (iii) issues  securities traded  principally in a foreign country.  Companies that do not fall within the definition of a non-U.S.  company shall be considered  a U.S.  company  for  purposes of this  definition.  American  Depositary  Receipts  (ADRs) are not  considered foreign  securities  for the purposes of the 15% limitation on foreign  securities.  Additional  information  about foreign securities  and their risks is included in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

Options and Futures:

While the Portfolio does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions as described below.  Additional  information about option,  futures and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Securities.  The Portfolio may write  exchange-traded  call options on common stocks,  and may purchase and sell  exchange-traded  call and put options on common stocks written by others or combinations  thereof.  The Portfolio will not write put options.

         Generally,  the  opportunity  for profit from the  writing of options is higher,  and  consequently  the risks are greater,  when the stocks  involved  are lower  priced or  volatile,  or both.  While an option that has been written is in force,  the maximum  profit that may be derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The  Portfolio  will not write a call unless the Portfolio at all times during the option period owns either (a) the optioned  securities or has an absolute and immediate right to acquire that security without  additional cash consideration
(or for additional cash  consideration  held in a segregated account by its custodian) upon conversion or exchange of other securities  held in its  portfolio or (b) a call option on the same security and in the same  principal  amount as the call written  where the exercise  price of the call held (i) is equal to or less than the exercise  price of the call written or
(ii) is greater than the exercise  price of the call written if the  difference  is  maintained  by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the Portfolio in connection with writing call options will vary widely.  Commissions,  stock transfer  taxes and other  expenses of the  Portfolio  must be deducted  from such premium  receipts.  Calls written by the
Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call dealers,  most, if not all,  of whom are  members of a  national  securities  exchange  on which  options  are  traded,  and will be  endorsed  or guaranteed by a member of a national  securities  exchange or qualified  broker-dealer.  The endorsing or guaranteeing firm requires that the option writer (in this case the Portfolio)  maintain a margin  account  containing  either  corresponding stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will not sell a call  option  written  by it if,  as a result of the sale,  the  aggregate  of the
Portfolio's  portfolio  securities  subject to outstanding  call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the growth portion of the Portfolio's total assets.

         The  Portfolio  may  purchase or write  options on  securities  of the types in which it is permitted to invest in privately  negotiated  (i.e.,  over-the-counter)  transactions.  The Sub-advisor has adopted  procedures for monitoring the creditworthiness of financial institutions with which over-the-counter options transactions are effected.

         In buying a call, the Portfolio  would be in a position to realize a gain if, during the option period,  the price of the shares  increased by an amount in excess of the premium paid and commissions  payable on exercise.  It would realize a loss if the price of the security  declined or remained  the same or did not increase  during the period by more than the amount of the premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased  or remained  the same or did not  decrease  during that period by more than the amount of the premium and commissions  payable on exercise.  In addition,  the Portfolio could realize a gain or loss on such options by selling them.

         The aggregate cost of all outstanding  options  purchased and held by the Portfolio,  including  options on market indices as described below, will at no time exceed 10% of the growth portion of the Portfolio's total assets.

         Options on Market  Indices.  The  Portfolio  may  purchase and sell  exchange-traded  index  options.  Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through the use of options on individual  securities.  Price  movements in the  Portfolio's  securities  probably will not  correlate  perfectly  with movements in the level of the index and,  therefore,  the Portfolio would bear a risk of loss on index options purchased by it if favorable  price  movements of the hedged  portfolio  securities  do not equal or exceed  losses on the options or if adverse price movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Sub-advisor  then concludes not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the  Sub-advisor's assessment  of  fundamentals  in the context of  changing  market  valuations.  Therefore,  they may under some  conditions involve  frequent  purchases  and sales of shares of a particular  issuer as well as the  replacement  of  securities.  The
Sub-advisor  expects that more of its  portfolio  turnover will be  attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination  of a particular  issuer's  securities  from the
Portfolio.  It is  anticipated  that the growth portion of the Portfolio may have portfolio  turnover  exceeding  100%. For more information on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST  Alliance/Bernstein  Growth + Value Portfolio.  These limitations are not "fundamental"  restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other mineral exploration or development programs,  except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs;

         4.       Make short sales of securities or purchase  securities  on margin except for such  short-term  credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such investment more than 15% of the Portfolio's net assets (taken at market value) would be so invested;

         Whenever any investment  restriction  states a maximum  percentage of the Portfolio's assets which may be invested in any security or other asset,  it is intended that such  percentage be  determined  immediately  after and as a result of the  Portfolio's  acquisition  of such  securities  or other  assets.  Accordingly,  any  later  increase  or  decrease  in percentage  beyond the  specified  limitation  resulting  from  changes in values or net assets  will not be  considered  a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the  Portfolio may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested without regard to this  limitation.  The Portfolio  will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.  When the Portfolio experiences large cash inflows or anticipates  substantial redemption requests,  the  Portfolio may hold  short-term  investments  for a limited time pending the purchase of equity  securities.
The  Portfolio's  short-term  instruments  may consist of: (i)  short-term  obligations  issued or  guaranteed  by the U.S.
government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities rated AA or higher by Standard & Poor's  ("S&P") or Aa or higher by Moody's or, if unrated,  of  comparable  quality in the opinion of the Sub-advisor;  (iii) commercial paper; (iv) bank obligations,  including negotiable  certificates of deposit, time deposits and bankers'  acceptances;  and (v) repurchase  agreements.  At the time the Portfolio  invests in commercial paper,  bank  obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher  by  Moody's  or  outstanding  commercial  paper or bank  obligations  rated A-1 by S&P or
Prime-1 by Moody's;  or, if no such ratings are available,  the instrument must be of comparable  quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The Portfolio may invest in  obligations  issued or guaranteed by U.S.  Government agencies  or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and credit" of the United
States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Portfolio must look principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert  a claim  against  the  United  States  itself  in the  event  the  agency  or  instrumentality  does  not  meet its commitments.  Government  securities  in which the Portfolio may invest that are not backed by the full faith and credit of the United States include,  but are not limited to,  obligations of the Tennessee Valley  Authority,  the Federal Home Loan
Mortgage  Corporation  and the U.S. Postal  Service,  each of which has the right to borrow from the U.S.  Treasury to meet its  obligations,  and  obligations  of the Federal  Farm  Credit  System and the  Federal  Home Loan Banks,  both of whose obligations may be satisfied only by the individual  credit of the issuing  agency.  Securities that are backed by the full faith and credit of the United States include  obligations of the Government  National  Mortgage  Association,  the Farmers
Home Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity securities listed on any domestic  securities exchange or traded in the  over-the-counter  markets,  including ADRs and U.S.  dollar  denominated  securities of foreign issuers that trade on domestic  exchanges  and in the  over-the-counter  markets..  They may or may not pay  dividends  or carry  voting rights.  Common stock occupies the most junior position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures Contracts.  The Portfolio may enter into securities index futures  contracts.  U.S. futures contracts have been designed by exchanges  which have been  designated  "contracts  markets" by the CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm,  which is a member of the relevant  contract market.  Futures  contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the exchanges guarantee  performance of the  contracts as between the clearing  members of the exchange.  These  investments  will be made by the Portfolio  solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate cash or securities as a deposit  payment  ("initial  margin").  It is expected  that the initial  margin would be  approximately  1 1/2% to 5% of a contract's  face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be required,  because  each day the  Portfolio  will  provide or receive  cash that  reflects  any  decline or increase in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the  securities.  Because transactions in the futures market are made,  offset or fulfilled  through a clearinghouse  associated with the exchange on which the  contracts are traded,  the Portfolio  will incur  brokerage  fees when it purchases or sells futures  contracts.
The liquidity of the futures market depends on  participants  entering into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other  risks.  Nonetheless,  the  Sub-advisor  believes  that use of such contracts in certain  circumstances will benefit the Portfolio.  For an additional  discussion of futures contracts and the risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Portfolio may use stock index futures on a continual  basis to "equitize" cash so that the  Portfolio  may maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if immediately  thereafter the amount of margin deposits on all the futures  contracts of the
Portfolio and premiums paid on outstanding  options on futures  contracts owned by the Portfolio  (other than those entered into for bona fide hedging purposes) would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The Portfolio will be required to deposit  initial  margin and  variation  margin with  respect to put and call  options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option premiums  received will be included as initial  margin  deposits.  In  anticipation  of an increase in securities  prices,  the Portfolio may purchase call  options on futures  contracts  as a substitute  for the  purchase of futures  contracts  to hedge  against a possible increase in the price of  securities  that the Portfolio  intends to purchase.  Similarly,  if the value of the  securities held by the  Portfolio is expected to decline,  the  Portfolio  might  purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based, or upon the price of the securities  being hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum  amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Portfolio will not purchase such options unless the Sub-advisor  believes the market is sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an  additional  discussion  of options and the risks  involved  therein,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Sanford  Bernstein  Core Value  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees of the Trust without shareholder approval.  The Portfolio will not:

         1.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         4.       Invest more than 15% of the  Portfolio's  net assets  (taken at the  greater of cost or market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The following sections provide expanded discussion of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate Investment Trusts.  REITs are sometimes  informally  characterized as equity REITs,  mortgage
REITs and hybrid  REITs.  An equity  REIT  invests  primarily  in the fee  ownership  or  leasehold  ownership  of land and buildings and derives its income  primarily from rental income.  An equity REIT may also realize  capital gains (or losses)
by selling real estate  properties  in its portfolio  that have  appreciated  (or  depreciated)  in value.  A mortgage REIT invests primarily in mortgages on real estate,  which may secure  construction,  development or long-term loans. A mortgage
REIT generally  derives its income primarily from interest  payments on the credit it has extended.  A hybrid REIT combines the  characteristics  of equity  REITs and mortgage  REITs,  generally by holding  both  ownership  interests  and mortgage interests in real estate.  It is  anticipated,  although not required,  that under normal  circumstances  a majority of the
Portfolio's investments in REITs will consist of equity REITs.

         A REIT is not taxed on amounts  distributed to shareholders if it complies with several  requirements  relating to its organization,  ownership,  assets,  and income and a requirement that it distribute to its shareholders at least 95% of its taxable  income (other than net capital  gains) for each taxable  year.  Equity and Mortgage  REITs are dependent  upon the skills of their  managers and generally  may not be  diversified.  Equity and Mortgage  REITs are also subject to heavy cash flow dependency,  defaults by borrowers and  self-liquidation.  In addition,  Equity and Mortgage REITs could possibly fail to qualify for tax free  pass-through of income under the Internal  Revenue Code of 1986, as amended (the "Code"),  or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures Contracts.  The Portfolio may purchase and sell financial futures  contracts.  A futures contract is an agreement to buy or sell a specific  security or financial  instrument at a particular  price on a stipulated  future date.  Although some financial futures contracts call for making or taking delivery of the underlying  securities,  in most cases  these  obligations  are  closed  out before  the  settlement  date.  The  closing  of a  contractual  obligation  is accomplished  by purchasing or selling an identical  offsetting  futures  contract.  Other financial  futures  contracts by their terms call for cash settlements.

         The Portfolio may also buy and sell index  futures  contracts  with respect to any stock or bond index traded on a recognized  stock exchange or board of trade.  An index futures  contract is a contract to buy or sell units of an index at a specified  future date at a price  agreed upon when the  contract is made.  The stock index  futures  contract  specifies that no delivery of the actual  stocks  making up the index will take place.  Instead,  settlement  in cash must occur upon the termination of the contract,  with the settlement being the difference  between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the  Portfolio  purchases a futures  contract,  an amount of cash or other liquid  assets equal to the market  value of the futures  contract  will be deposited in a segregated  account  with the  Portfolio's  custodian.  When writing a futures  contract,  the Portfolio will maintain with its custodian  similar liquid assets that, when added to the amounts  deposited  with a  futures  commission  merchant  or  broker  as  margin,  are  equal to the  market  value of the instruments  underlying  the contract.  Alternatively,  the  Portfolio  may "cover" its position by owning the  instruments underlying  the  contract  (or, in the case of an index  futures  contract,  a portfolio  with a  volatility  substantially similar to that of the index on which the futures  contract is based),  or holding a call option  permitting  the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract  written by the Portfolio (or at a higher price if the  difference  is  maintained  in liquid  assets with the  Portfolio's  custodian).  For an  additional discussion of futures  contracts and the risks  associated with them, see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

                  Options on  Securities  and Stock  Indices.  The  Portfolio  may write  covered  call and put options and purchase call and put options on securities or stock indices that are traded on United States exchanges.

         An option on a security is a contract that gives the purchaser of the option,  in return for the premium paid, the right to buy a specified  security  (in the case of a call  option) or to sell a specified  security  (in the case of a put option)  from or to the  writer  of the  option  at a  designated  price  during  the term of the  option.  An  option on a securities  index gives the purchaser of the option,  in return for the premium paid,  the right to receive from the seller cash equal to the  difference  between the closing  price of the index and the exercise  price of the option.  The value of the  underlying  securities  on which options may be written at any one time will not exceed 25% of the total assets of the
Portfolio.  The  Portfolio  will not purchase put or call options if the  aggregate  premiums  paid for such options  would exceed 5% of its total assets at the time of purchase.

         The  Portfolio  may write a call or put  option  only if the  option is  "covered."  A call  option on a  security written by the Portfolio is covered if the Portfolio  owns the underlying  security  covered by the call or has an absolute and immediate right to acquire that security without  additional cash  consideration (or for additional cash  consideration held in a segregated  account by its custodian)  upon conversion or exchange of other  securities held in its portfolio.  A call option on a security is also covered if the  Portfolio  holds a call on the same  security  and in the same  principal amount as the call  written  where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b) is greater  than the exercise  price of the call written if the  difference  is  maintained  by the
Portfolio in cash or other liquid assets in a segregated  account with its  custodian.  A put option on a security  written by the Portfolio is "covered" if the Portfolio  maintains  similar  liquid assets with a value equal to the exercise  price in a segregated  account with its custodian,  or else holds a put on the same security and in the same principal  amount as the put  written  where  the  exercise  price of the put held is equal to or  greater  than the  exercise  price of the put written.

         The Portfolio will cover call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor  are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the  exchange  on which the option is traded and  applicable  laws and  regulations.  Nevertheless,  where the
Portfolio  covers a call option on a stock  index  through  ownership  of  securities,  such  securities  may not match the composition  of the index.  In that event,  the Portfolio will not be fully covered and could be subject to risk of loss in the event of  adverse  changes  in the value of the  index.  The  Portfolio  will  cover put  options  on stock  indices by segregating  assets equal to the option's  exercise  price,  or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The Portfolio  will receive a premium from writing a put or call option,  which  increases the  Portfolio's  gross income in the event the option  expires  unexercised  or is closed out at a profit.  If the value of a security or an index on which the  Portfolio  has written a call option falls or remains the same,  the  Portfolio  will realize a profit in the form of the premium  received  (less  transaction  costs) that could offset all or a portion of any decline in the value of the portfolio  securities  being hedged.  If the value of the underlying  security or index rises,  however,  the Portfolio will  realize a loss in its call  option  position,  which will reduce the benefit of any  unrealized  appreciation  in the
Portfolio's  stock  investments.  By writing a put option,  the Portfolio  assumes the risk of a decline in the  underlying security or index.  To the extent that the price changes of the portfolio  securities  being hedged  correlate with changes in the value of the underlying  security or index,  writing  covered put options on securities or indices will increase the
Portfolio's  losses in the event of a market decline,  although such losses will be offset in part by the premium  received for writing the option.

         The Portfolio may also purchase put options to hedge its  investments  against a decline in value. By purchasing a put option,  the Portfolio  will seek to offset a decline in the value of the  portfolio  securities  being hedged  through appreciation of the put option.  If the value of the  Portfolio's  investments  does not decline as anticipated,  or if the value of the option  does not  increase,  the  Portfolio's  loss will be limited to the  premium  paid for the option  plus related  transaction  costs. The success of this strategy will depend, in part, on the accuracy of the correlation  between the changes in value of the  underlying  security or index and the changes in value of the  Portfolio's  security  holdings being hedged.

         The  Portfolio  may purchase  call options on  individual  securities to hedge against an increase in the price of securities  that the Portfolio  anticipates  purchasing in the future.  Similarly,  the Portfolio may purchase call options to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an  industry or market  segment,  at a time when the Portfolio  holds  uninvested cash or short-term debt  securities  awaiting  investment.  When purchasing call options,  the  Portfolio  will bear the risk of losing all or a portion of the premium paid if the value of the  underlying security or index does not rise.

         There  can be no  assurance  that a liquid  market  will  exist  when the  Portfolio  seeks to close out an option position.  Trading  could be  interrupted,  for  example,  because of supply and demand  imbalances  arising from a lack of either buyers or sellers,  or the options  exchange could suspend trading after the price has risen or fallen more than the maximum  specified by the  exchange.  Although the  Portfolio  may be able to offset to some extent any adverse  effects of being  unable to  liquidate an option  position,  the  Portfolio  may  experience  losses in some cases as a result of such inability.

         Foreign Currency Contracts and Currency Hedging  Transaction.  In order to hedge against foreign currency exchange rate risks,  the  Portfolio  may enter into forward  foreign  currency  exchange  contracts  and foreign  currency  futures contracts,  as well as purchase put or call options on foreign  currencies,  as described  below.  The  Portfolio  may also conduct  its foreign  currency  exchange  transactions  on a spot (i.e.,  cash)  basis at the spot rate  prevailing  in the foreign  currency  exchange market.  The Portfolio will not enter into forward foreign currency  contracts if, as a result, the Portfolio will have more than 15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward  foreign  currency  exchange  contracts  ("forward  contracts") to attempt to minimize  the risk to the  Portfolio  from  adverse  changes  in the  relationship  between  the U.S.  dollar  and  foreign currencies.  A forward  contract is an obligation  to purchase or sell a specific  currency for an agreed price at a future date which is  individually  negotiated and privately  traded by currency  traders and their  customers.  The Portfolio may enter  into a forward  contract,  for  example,  when it enters  into a  contract  for the  purchase  or sale of a security denominated in a foreign  currency in order to "lock in" the U.S. dollar price of the security.  In addition,  for example, when the Portfolio  believes that a foreign currency may suffer or enjoy a substantial  movement against another  currency, it may enter into a forward  contract to sell an amount of the former foreign  currency (or another  currency which acts as a proxy for that currency)  approximating the value of some or all of the Portfolio's  portfolio securities  denominated in such  foreign  currency.  This  second  investment  practice  is  generally  referred  to as  "cross-hedging."  Because  in connection with the Portfolio's  foreign  currency  forward  transactions an amount of the Portfolio's  assets equal to the amount of the purchase  will be held aside or segregated to be used to pay for the  commitment,  the Portfolio  will always have cash or other liquid  assets  available  sufficient  to cover any  commitments  under these  contracts or to limit any potential  risk. The segregated  account will be  marked-to-market  on a daily basis.  In addition,  the Portfolio will not enter into such forward  contracts if, as a result,  the Portfolio will have more than 15% of the value of its total assets committed to such  contracts.  While these  contracts are not presently  regulated by the CFTC,  the CFTC may in the future assert authority to regulate forward  contracts.  In such event,  the Portfolio's  ability to utilize forward  contracts in the manner set forth above may be restricted.  Forward  contracts may limit  potential  gain from a positive  change in the relationship  between  the U.S.  dollar and foreign  currencies.  Unanticipated  changes in  currency  prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may purchase and write put and call options on foreign  currencies  for the purpose of  protecting against declines in the dollar value of foreign  portfolio  securities and against  increases in the dollar cost of foreign securities  to be  acquired.  As is the case with other  kinds of  options,  however,  the  writing of an option on foreign currency will  constitute  only a partial  hedge,  up to the amount of the premium  received,  and the  Portfolio  could be required to  purchase or sell  foreign  currencies  at  disadvantageous  exchange  rates,  thereby  incurring  losses.  The purchase of an option on foreign  currency  may  constitute  an  effective  hedge  against  fluctuation  in exchange  rates although, in the event of rate movements adverse to the Portfolio's  position,  the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The Portfolio  may enter into  exchange-traded  contracts for the purchase or sale for future  delivery of foreign currencies  ("foreign currency futures").  This investment  technique will be used only to hedge against anticipated future changes in exchange rates which  otherwise  might adversely  affect the value of the  Portfolio's  portfolio  securities or adversely  affect the prices of securities  that the Portfolio  intends to purchase at a later date.  The successful use of currency  futures  will  usually  depend  on the  Sub-advisor's  ability  to  forecast  currency  exchange  rate  movements correctly.  Should exchange rates move in an unexpected manner,  the Portfolio may not achieve the anticipated  benefits of foreign currency futures or may realize losses.

         Short Sales.  The Portfolio may enter into short sales,  provided the dollar amount of short sales at any one time would not  exceed  25% of the net  assets of the  Portfolio,  and the value of  securities  of any one  issuer in which the
Portfolio  is short would not exceed the lesser of 2% of the value of the  Portfolio's  net assets or 2% of the  securities of any class of any issuer.  The Portfolio  must maintain  collateral in a segregated  account  consisting of cash or other liquid  assets  with a value  equal to the  current  market  value of the  shorted  securities,  which are marked to market daily.  If the Portfolio  owns an equal amount of such  securities  or securities  convertible  into or  exchangeable  for, without  payment of any further  consideration,  securities  of the same issuer as, and equal in amount to, the  securities sold short  (which  sales are  commonly  referred to as "short  sales  against the box"),  the above  requirements  are not applicable.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940
Act,  which means the Portfolio is not limited by the 1940 Act in the  proportion of its assets that may be invested in the securities of a single  issuer.  However,  the  Portfolio  intends  conduct its  operations so as to qualify as a regulated investment  company for purposes of the Code,  which  generally  will relieve the  Portfolio of any  liability  for Federal income tax to the extent its earnings  are  distributed  to  shareholders.  To so qualify,  among other  requirements,  the
Portfolio  will limit its  investments  so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the  Portfolio's  total assets will be invested in the  securities  of a single  issuer,  and (ii) with respect to 50% of the market  value of its total  assets,  not more than 5% of the market value of its total assets will be invested in the  securities  of a single  issuer and the  Portfolio  will not own more than 10% of the  outstanding  voting securities of a single issuer. The Portfolio's  investments in securities issued by the U.S.  Government,  its agencies and instrumentalities are not subject to these limitations.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Cohen & Steers Realty  Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in securities of real estate  related issuers unless it provides 60 days prior written notice to its shareholders.

         2.       Invest in illiquid  securities,  as defined in the prospectus under  "Investment  Objective and Policies,
AST Cohen & Steers Realty  Portfolio" if immediately  after such  investment  more than 15% of the  Portfolio's  net assets
(taken at market value) would be invested in such securities;

         3.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         4.       Participate on a joint or joint and several basis in any securities trading account;

         5.       Invest in companies for the purpose of exercising control;

         6.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         7.       (a) invest in interests  in oil,  gas, or other  mineral  exploration  or  development  programs;  or (b)
purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)Index")  through  stock  selection  resulting in different  weightings  of common  stocks relative to the index.

Investment Policies:

         As a diversified  fund,  no more than 5% of the assets of the  Portfolio may be invested in the  securities of one issuer (other than U.S.  Government  Securities),  except that up to 25% of the Portfolio's  assets may be invested without regard to this  limitation.  The Portfolio  will not invest more than 25% of its assets in the securities of issuers in any one  industry.  In the unlikely  event that the S&P 500 should  concentrate  to an extent  greater  than that  amount,  the
Portfolio's ability to achieve its objective may be impaired.

         About the S&P 500. The Portfolio is not  sponsored,  endorsed,  sold or promoted by Standard & Poor's,  a division of The  McGraw-Hill  Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express  or  implied,  to the shareholders of the Portfolio or any member of the public regarding the  advisability of investing in securities  generally or in the  Portfolio  particularly  or the ability of the S&P 500 to track  general  stock market  performance.  S&P's only relationship  to the  Investment  Manager or the  Sub-advisor is a license  provided to the  Investment  Manager of certain trademarks  and trade names of S&P and of the S&P 500 which is  determined,  composed and  calculated by S&P without regard to Investment  Manager,  Sub-advisor or the Portfolio.  S&P has no obligation to take the needs of the Investment  Manager,
Sub-advisor or the  shareholders  of the Portfolio into  consideration  in  determining,  composing or calculating  the S&P
500. S&P is not  responsible  for and has not  participated  in the  determination  of the prices and amount of Portfolio's shares or the timing of the issuance or sale of the  Portfolio's  shares,  or in the  determination  or  calculation of the
Portfolio's  net asset value.  S&P has no  obligation  or liability in  connection  with the  administration,  marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the  completeness of the S&P 500 or any data included therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity from the use of the S&P 500 or any data  included  therein.  S&P makes no  express  or  implied  warranties  and  expressly  disclaims  all warranties of  merchantability  or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any  liability  for any  special,  punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term  Instruments.  When the Portfolio experiences large cash inflows or anticipates  substantial redemption requests,  the  Portfolio may hold  short-term  investments  for a limited time pending the purchase of equity  securities.
The  Portfolio's  short-term  instruments  may consist of: (i)  short-term  obligations  issued or  guaranteed  by the U.S.
government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term  debt  securities rated AA or  higher  by S&P or Aa or higher by  Moody's  or, if  unrated,  of  comparable  quality  in the  opinion  of the
Sub-advisor;  (iii) commercial paper; (iv) bank obligations,  including negotiable  certificates of deposit,  time deposits and bankers'  acceptances;  and (v) repurchase  agreements.  At the time the Portfolio  invests in commercial  paper,  bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have  outstanding debt rated AA or higher by
S&P or Aa or higher by  Moody's  or  outstanding  commercial  paper or bank  obligations  rated  A-1 by S&P or  Prime-1  by
Moody's;  or, if no such  ratings  are  available,  the  instrument  must be of  comparable  quality in the  opinion of the
Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates  of deposit are receipts  issued by a depositary institution  in exchange  for the deposit of funds.  The issuer  agrees to pay the amount  deposited  plus  interest to the bearer of the receipt on the date  specified on the  certificate.  The  certificate  usually can be traded in the secondary market prior to maturity.  Bankers'  acceptances  typically arise from short-term  credit  arrangements  designed to enable businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an  exporter  or an  importer  to obtain a stated  amount of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that, in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity date. The  acceptance  may then be held by the accepting bank as an asset or it may be sold in the secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for  acceptances  can be as long as 270 days,  most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial  paper  consists of short-term  (usually from 1 to 270 days)  unsecured  promissory notes issued by  corporations  in order to finance their current  operations.  A variable  amount master demand note (which is a type of commercial  paper)  represents a direct borrowing  arrangement  involving  periodically  fluctuating  rates of interest under a letter  agreement  between a commercial  paper issuer and an  institutional  lender  pursuant to which the lender may determine to invest varying amounts.

         Additional  U.S.  Government  Obligations.  The Portfolio may invest in  obligations  issued or guaranteed by U.S.
Government  agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and credit" of the United States.  In the case of securities  not backed by the full faith and credit of the United States,  the Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate  repayment,  and may not be able to assert a claim  against  the  United  States  itself in the event the agency or  instrumentality  does not meet its commitments.  Securities  in which the  Portfolio may invest that are not backed by the full faith and credit of the United
States  include,  but are not limited to,  obligations of the Tennessee  Valley  Authority,  the Federal Home Loan Mortgage
Corporation  and the U.S.  Postal  Service,  each of which  has the  right to  borrow  from the U.S.  Treasury  to meet its obligations,  and obligations of the Federal Farm Credit System and the Federal Home Loan Banks,  both of whose obligations may be satisfied  only by the  individual  credits of each issuing  agency.  Securities  which are backed by the full faith and credit of the United States include  obligations  of the Government  National  Mortgage  Association,  the Farmers Home
Administration, and the Export-Import Bank.

         Equity  Investments.  The Portfolio may invest in equity securities listed on any domestic  securities exchange or traded in the  over-the-counter  market as well as  certain  restricted  or  unlisted  securities.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle the holder to buy common stock from the issuer at a specific price (the strike price)
for a specific  period of time.  The strike price of warrants  sometimes is much lower than the current market price of the underlying  securities,  yet  warrants  are  subject to  similar  price  fluctuations.  As a result,  warrants  may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to dividends or voting rights with respect to the underlying  securities and do not  represent  any rights in the assets of the  issuing  company.  Also,  the value of the  warrant  does not  necessarily change with the value of the underlying  securities and a warrant ceases to have value if it is not exercised  prior to the expiration date.

         Convertible  Securities.  Convertible  securities may be debt securities or preferred stocks that may be converted into  common  stock or that  carry the right to  purchase  common  stock.  Convertible  securities  entitle  the  holder to exchange  the  securities  for a specified  number of shares of common  stock,  usually of the same  company,  at specified prices within a certain period of time.

         The terms of any  convertible  security  determine its ranking in a company's  capital  structure.  In the case of subordinated  convertible  debentures,  the holders' claims on assets and earnings are  subordinated to the claims of other creditors,  and are senior to the  claims of  preferred  and  common  shareholders.  In the case of  convertible  preferred stock,  the holders'  claims on assets and earnings are  subordinated  to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures  Contracts.  The  Portfolio  may enter into  securities  index futures  contracts.  U.S.  futures contracts  have been  designed  by  exchanges  which have been  designated  "contracts  markets"  by the CFTC,  and must be executed  through a futures  commission  merchant,  or brokerage firm,  which is a member of the relevant  contract market.
Futures  contracts  trade on a number of  exchange  markets,  and,  through  their  clearing  corporations,  the  exchanges guarantee  performance of the contracts as between the clearing  members of the exchange.  These  investments  will be made by the Portfolio solely for hedging  purposes.  Such investments will be made only if they are economically  appropriate to the reduction of risks involved in the management of the  Portfolio.  In this regard,  the Portfolio may enter into futures contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate cash or securities as a deposit  payment  ("initial  deposit").  It is expected that the initial  deposit would be  approximately 1 1/2% to 5% of a contract's  face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be required,  since each day the  Portfolio  would  provide or receive  cash that  reflects  any  decline or  increase  in the contract's value.

         Although  futures  contracts by their terms call for the actual  delivery or acquisition  of  securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract  without having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished by buying (or selling,  as the case may be) on a commodities  exchange an identical  futures  contract calling for delivery in the same month.  Such a transaction,  which is effected  through a member of an exchange,  cancels the  obligation  to make or take delivery of the  securities.  Since all transactions in the futures market are made, offset or fulfilled  through a clearinghouse  associated with the exchange on which the contracts are traded,  the Portfolio will incur  brokerage fees when it purchases or sells futures  contracts.
The liquidity of the futures market depends on  participants  entering into offsetting  transactions  rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  The  Sub-advisor  believes that use of such  contracts will benefit the Portfolio.  The  successful use of futures  contracts,  however,  depends on the degree of correlation  between the futures and securities  markets.  In addition,  successful use of futures  contracts is dependent on the  Sub-advisor's ability to correctly  predict  movements in the securities  markets and no assurance can be given that its judgment will be correct.  For an additional  discussion of futures  contracts and the risks involved  therein,  see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

                  Options  on Futures  Contracts.  The  Portfolio  may use stock  index  futures  on a  continual  basis to equitize  cash so that the  Portfolio may maintain  100% equity  exposure.  The  Portfolio  will not enter into any futures contracts  or options on futures  contracts  if  immediately  thereafter  the amount of margin  deposits on all the futures contracts of the Portfolio and premiums paid on  outstanding  options on futures  contracts  owned by the Portfolio  (other than those  entered  into for bona fide  hedging  purposes)  would exceed 5% of the market value of the total assets of the
Portfolio.

         A futures  option gives the holder,  in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time  during  the  period of the  option.  Upon exercise,  the writer of the option is obligated to pay the difference  between the cash value of the futures  contract and the exercise price.  Like the buyer or seller of a futures  contract,  the holder, or writer, of an option has the right to terminate  its position  prior to the  scheduled  expiration  of the option by selling or  purchasing an option of the same series,  at which time the person  entering into the closing  transaction  will realize a gain or loss.  The Portfolio will be required to deposit  initial  margin and  variation  margin with  respect to put and call  options on futures  contracts written by it pursuant to brokers'  requirements  similar to those described  above.  Net option premiums  received will be included as initial  margin  deposits.  In  anticipation  of a decline in interest  rates,  the Portfolio may purchase call options on futures  contracts as a substitute  for the purchase of futures  contracts to hedge against a possible  increase in the price of securities that the Portfolio  intends to purchase.  Similarly,  if the value of the securities held by the
Portfolio is expected to decline as a result of an increase in interest  rates,  the Portfolio  might  purchase put options or sell call options on futures contracts rather than sell futures contracts.

         Investments  in futures  options  involve some of the same  considerations  that are involved in  connection  with investments in futures contracts (for example,  the existence of a liquid secondary market).  In addition,  the purchase or sale of an option also entails the risk that changes in the value of the  underlying  futures  contract will not correspond to changes in the value of the option  purchased.  Depending  on the  pricing of the option  compared to either the futures contract upon which it is based,  or upon the price of the securities  being hedged,  an option my or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures contracts,  however,  the purchase of call or put options on futures  contracts may frequently  involve less potential risk to the Portfolio  because the maximum  amount at risk is the premium paid for the options  (plus  transaction  costs).  The writing of an option on a futures contact involves risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio  may purchase and write (sell) call and put options on securities indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option  based upon the difference between the exercise price and the value of the index.

         Options on  securities  indices  entail  certain  risks.  The  absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices also entails the risk that  trading in such options may be  interrupted  if trading in certain  securities  included in the index is  interrupted.  The Portfolio will not purchase such options unless the Sub-advisor  believes the market is sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion  of options and the risks  involved  therein,  see the Trust's  Prospectus  and this
Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Sanford  Bernstein Managed Index 500 Portfolio.  These  limitations are not  "fundamental'  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The Portfolio  will not change its policy to invest at least 80% of the value of its assets in securities included in the S&P 500(R)unless it provides 60 days prior written notice to its shareholders.

         2.       Purchase any security or evidence of interest  therein on margin,  except that such short-term  credit as may be necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         3.       Invest for the purpose of exercising control or management;

         4.       Purchase securities of other investment companies except in compliance with the 1940 Act; or

         5.       Invest more than 15% of the  Portfolio's  net assets  (taken at the  greater of cost or market  value) in securities that are illiquid or not readily  marketable,  not including Rule 144A  securities and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under  procedures  established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The primary  investment  objective of the Portfolio is to seek capital growth.  Current income is a secondary investment objective.

Investment Policies:

         In general, within the restrictions outlined here and in the Trust's Prospectus,  the Sub-advisor has broad powers to decide how to invest fund  assets.  Investments  are varied  according  to what is judged  advantageous  under  changing economic  conditions.  It is the Sub-advisor's  intention that the Portfolio will generally consist of domestic and foreign common  stocks  and  equity  equivalent  securities.  However,  subject  to  the  specific  limitations  applicable  to the
Portfolio,  the Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed below, when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior  securities that, in the opinion of the manager,  are high-grade issues also may be purchased for defensive purposes.  However,  so long as a sufficient  number of such  securities  are  available,  the manager  intends to keep the
Portfolio  fully  invested in stocks that meet the  Portfolio's  investment  criteria,  regardless of the movement of stock prices  generally.  In most  circumstances,  the Portfolio's  actual level of cash and cash  equivalents  will be less than
10%. As noted in the  Prospectus,  the  Sub-advisor  may use stock index  futures as a way to expose the  Portfolio's  cash assets to the market,  while maintaining  liquidity.  The Sub-advisor may not leverage the Portfolio through  investment in these futures, so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a  diversified  fund as defined  in the 1940 Act,  the  Portfolio  will not,  with  respect to 75% of its total assets,  invest more than 5% of its total  assets in the  securities  of a single  issuer or purchase  more than 10% of the outstanding  voting  securities of a single  issuer.  To meet federal tax  requirements  for  qualification  as a regulated investment  company,  the Portfolio must limit its investments so that at the close of each quarter of its taxable year (1)
no more than 25% of its total assets are invested in the  securities of a single  issuer (other than the U.S  government or a regulated  investment  company),  and (2) with respect to at least 50% of its total assets,  no more than 5% of its total assets are invested in the securities of a single issuer.

         Foreign  Securities.  The  Portfolio  may invest an unlimited  amount of its assets in the  securities  of foreign issuers,  including  foreign  governments,  when these  securities  meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments in foreign  securities involve risks that are different from and generally greater than investments in
U.S.  securities.  These risks are discussed in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods." In addition,  because most foreign securities are denominated in non-U.S.  currencies,  the investment performance of the Portfolio  could be affected by changes in foreign  currency  exchange  rates.  Currency  exchange rates can be volatile  at times in response to supply and demand in the  currency  exchange  markets,  international  balances of payments,  governmental  intervention,  speculation,  and other political and economic conditions.  As discussed below, the
Portfolio may purchase and sell foreign  currency on a spot basis and may engage in forward  currency  contracts,  currency options and futures transactions for hedging or any other lawful purpose.

         In certain  countries  one  securities  broker may  represent  all or a  significant  part of the trading  volume, resulting in higher  trading  costs and decreased  liquidity  due to a lack of  alternative  trading  partners.  In certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions, making it difficult to conduct such  transactions.  Delays in clearance and  settlement  could result in temporary  periods when assets of the  Portfolio  are  uninvested  and no return is earned  thereon.  The  inability of the  Portfolio to make intended  security  purchases  due to clearance  and  settlement  problems  could cause the  Portfolio  to miss  attractive investment  opportunities.  Inability to dispose of portfolio  securities  due to clearance and  settlement  problems could result  either in losses to the  Portfolio  due to  subsequent  due to  subsequent  declines in the value of the  portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of  securities  ownership may be uncertain in many foreign  countries.  In many of these  countries,  the most notable of which is the Russian Federation,  the ultimate evidence of securities  ownership is the share register held by the issuing  company or its registrar.  While some  companies may issue share  certificates  or provide  extracts of the company's share register,  these are not negotiable  instruments  and are not effective  evidence of securities  ownership.
In an ownership  dispute,  the company's share register is controlling.  As a result,  there is a risk that the Portfolio's trade details could be incorrectly or fraudulently  entered on the issuer's share register at the time of the  transaction, or that the Portfolio's ownership could thereafter be altered or deleted entirely, resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign companies through American  Depositary Receipts (ADRs),
European Depositary  Receipts (EDRs),  ordinary shares and New York shares.  Additional  information about ADRs and EDRs is included in the Trust's  prospectus  under "Certain Risk Factors and  Investment  Methods."  Ordinary  shares are shares of foreign  issuers  that are traded  abroad and on a U.S.  exchange.  New York  shares are shares  that a foreign  issuer has allocated  for trading in the United  States.  ADRs,  ordinary  shares,  and New York shares all may be purchased  with and sold for U.S. dollars, which protects the fund from foreign settlement risks.

         Forward  Currency  Exchange  Contracts.  The  Portfolio  may purchase and sell foreign  currency  either on a spot
(i.e.,  cash)  basis and may  engage  in  forward  foreign  currency  exchange  contracts,  currency  options  and  futures transactions  for hedging or any lawful  purpose.  The Portfolio  will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The Sub-advisor  does not intend to enter into such contracts on a regular basis.  Normally,  consideration of the prospect for currency  parties will be incorporated  into the long-term  investment  decisions made with respect to overall diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have  flexibility  to enter into such forward contracts when it determines that the Portfolio's best interests may be served.

         At the maturity of the forward  contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security and  terminate the  obligation to deliver the foreign  currency by purchasing  an offsetting  forward  contract with the same currency  trader  obligating  the fund to purchase,  on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A convertible  security is a fixed income security that offers the potential for capital appreciation  through a  conversion  feature that  enables the holder to convert the fixed  income  security  into a stated
number of shares of common stock. As fixed income  securities,  convertible  securities  provide a stable stream of income, with  generally  higher  yields than common  stocks.  Because  convertible  securities  offer the potential to benefit from increases  in the  market  price  of the  underlying  common  stock,  however,  they  generally  offer  lower  yields  than non-convertible  securities of similar quality. Of course,  like all fixed income securities,  there can be no assurance of current  income because the issuers of the  convertible  securities may default on their  obligations.  In addition,  there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together resemble convertible  securities in certain respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call options.  The options that will form  elements  of  synthetic  convertible  securities  will be listed on a  securities  exchange  or on the  National
Association of Securities Dealers Automated  Quotation  Systems.  The two components of a synthetic  convertible  security, which will be issued with respect to the same entity,  generally  are not offered as a unit,  and may be purchased and sold by the  Portfolio at different  times.  Synthetic  convertible  securities  differ from  convertible  securities in certain respects,  including  that each  component of a synthetic  convertible  security  has a separate  market value and responds differently to market fluctuations.  Investing in synthetic  convertible  securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

         Additional  information  about  convertible  securities is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Short Sales  "Against the Box." As discussed in the Trust's  Prospectus,  the  Portfolio may engage in short sales if, at the time of the short  sale,  the  Portfolio  owns or has the right to  acquire  securities  equivalent  in kind and amount to the  securities  being sold short.  While the short sale is maintained,  the Portfolio  will segregate  assets to collateralize  its  obligation  to deliver the  securities  sold short in an amount equal to the proceeds of the short sale plus an  additional  margin  amount  established  by the Board of Governors of the Federal  Reserve.  There will be certain additional  transaction  costs  associated  with short sales,  but the  Portfolio  will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent  permitted by its investment  objectives and policies  discussed  elsewhere herein,  the  Portfolio  may invest in  securities  that are  commonly  referred  to as  "derivative"  securities.  Certain derivative  securities are more accurately  described as  "index/structured"  securities.  Index/structured  securities are derivative  securities  whose value or  performance  is linked to other equity  securities  (such as depositary  receipts), currencies, interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such as  mortgage-backed  and other asset-backed  securities,  are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         The Portfolio may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The Sub-advisor  will report to the Investment  Manager on activity in derivative  securities,  and the Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information  on  derivatives  and their risks, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures and Options.  The Portfolio  may enter into futures  contracts,  options or options on futures  contracts.
The  Portfolio  may  not,  however,  enter  into  a  futures  transaction  for  speculative  purposes.  Generally,  futures transactions will be used to:

o        protect against a decline in market value of the Portfolio's securities (taking a short futures position), or

o        protect  against the risk of an increase in market value for securities in which the Portfolio  generally  invests at a time when the Portfolio is not fully-invested (taking a long futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security  that may be purchased in an orderly fashion.

Some  futures and options  strategies,  such as selling  futures,  buying puts and  writing  calls,  hedge the  Portfolio's investments against price fluctuations.  Other strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although  other  techniques may be used to control the  Portfolio's  exposure to market  fluctuations,  the use of futures  contracts  may be a more  effective  means of  hedging  this  exposure.  While the  Portfolio  will pay  brokerage commissions  in  connection  with  opening and closing out futures  positions,  these costs are lower than the  transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions based on securities indices that are consistent with the  Portfolio's  investment  objectives.  Examples of indices  that may be used  include the Bond Buyer Index of Municipal
Bonds for fixed  income  funds,  or the S&P 500 Index for equity  funds.  The  Portfolio  also may  engage in  futures  and options  transactions based on specific  securities,  such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity  Exchange Act by the CFTC, a
U.S. government agency.

         Unlike when the  Portfolio  purchases  or sells a bond,  no price is paid or received  by the  Portfolio  upon the purchase or sale of the  future.  Initially,  the  Portfolio  will be  required to deposit an amount of cash or  securities equal to a varying  specified  percentage  of the  contract  amount.  This  amount is known as initial  margin.  The margin deposit is intended to assure completion of the contract  (delivery or acceptance of the underlying  security) if it is not terminated  prior to the specified  delivery date.  Minimum  initial  margin  requirements  are  established by the futures exchanges and may be revised.  In addition,  brokers may establish  margin  deposit  requirements  that are higher than the exchange  minimums.  Cash held in the  margin  account is not  income  producing.  Subsequent  payments,  called  variation margin,  to and from the broker,  will be made on a daily basis as the price of the  underlying  debt  securities  or index fluctuates, making the future more or less valuable, a process known as marking the contract to market.

         Futures and options  prices can be  volatile,  and trading in these  markets  involves  certain  risks,  which are described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors  and  Investment
Methods."  The  Sub-advisor  will seek to minimize  these risks by limiting  the  contracts  entered  into on behalf of the
Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

         Options on Futures.  By purchasing an option on a futures  contract,  the Portfolio obtains the right, but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call  option) at a fixed strike  price.
The  Portfolio can  terminate  its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument at the strike price.  Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or  deliver)  the  option's  underlying  instrument  upon  exercise  of the  option.  While the  receipt of option premiums would mitigate the effects of price  declines,  the Portfolio would give up some ability to participate in a price increase on the underlying  instrument.  If the Portfolio were to engage in options transactions,  it would own the futures contract at the time a call were written and would keep the contract  open until the  obligation  to deliver it pursuant to the call expired.

         When-Issued and Forward  Commitment  Agreements.  The Portfolio may sometimes purchase new issues of securities on a  when-issued  or  forward  commitment  basis in which the  transaction  price  and  yield are each  fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

         In purchasing  securities on a when-issued or forward  commitment  basis,  the Portfolio will segregate  until the settlement  date cash or other liquid  assets in an amount  sufficient to meet the purchase  price.  When the time comes to pay for the  when-issued  securities,  the Portfolio will meet its  obligations  with available  cash,  through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities  themselves  (which may  have a  market  value  greater  or less  than  the  Portfolio's  payment  obligation).  Additional  information  about when-issued  and forward  commitment  transactions  is  included in this  Statement  and in the  Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investments in Companies  with Limited  Operating  History.  The Portfolio may invest in the securities of issuers with limiting  operating  history.  The Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less  than  three  years of  continuous  operation.  The  Sub-advisor  will  consider  periods  of  capital formation,  incubation,  consolidation,  and research and  development  in  determining  whether a particular  issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited  operating history may involve greater risks than investments in securities  of more mature  issuers.  By their  nature,  such  issuers  present  limited  operating  history and  financial information  upon which the manager may base its  investment  decision on behalf of the Portfolio.  In addition,  financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         Other  Investment  Companies.  The  Portfolio  may invest in other mutual  funds,  including  those advised by the
Sub-advisor,  provided that the investment is consistent with the fund's investment  policies and restrictions and with the limitations  of the 1940 Act.  Under the 1940 Act,  the  Portfolio's  investment  in such  securities,  subject  to certain exceptions,  currently  is  limited  to (a) 3% of the  total  voting  stock of any one  investment  company,  (b) 5% of the
Portfolio's  total assets with respect to any one  investment  company and (c) 10% of the  Portfolio's  total assets in the aggregate.  Such  purchases  will be made in the open market where no commission  or profit to a sponsor or dealer  results from the purchase other than the customary brokers'  commissions.  Additional  information about other investment companies is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-Term  Securities.  In  order to meet  anticipated  redemptions,  to hold  assets  pending  the  purchase  of additional  securities for the Portfolio,  or, in some cases, for temporary defensive purposes,  the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S. Government Securities.  The Portfolio may invest in U.S. government  securities,  including bills, notes, and bonds  issued by the U.S.  Treasury  and  securities  issued or  guaranteed  by agencies or  instrumentalities  of the U.S.
government.  Some U.S.  government  securities  are  supported  by the  direct  full  faith and  credit  pledge of the U.S.
government;  others are supported by the right of the issuer to borrow from the U.S. Treasury;  others,  such as securities issued by the Federal National Mortgage  Association,  are supported by the discretionary  authority of the U.S. government to purchase the agencies'  obligations;  and others are supported only by assurance that the U.S.  government  will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

         Lending of Securities.  The Portfolio may lend its securities.  Additional  information on securities  lending and its risk is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek capital growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Portfolio to seek to balance the objectives of reasonable  opportunity  for capital growth and reasonable  current income through  investments  primarily in dividend-paying  common stocks of good quality.  However, it may invest  whenever the economic  outlook is  unfavorable  for common stock  investments  in other types of securities, such as bonds, convertible bonds, preferred stocks, and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such  amounts as deemed  advisable in light of market,  economic and other conditions,  irrespective of the degree of portfolio  turnover.  The Portfolio engages primarily in holding securities for investment and not for trading purposes.

         Covered Call Options.  Subject to market  conditions,  the Portfolio may try to realize income by writing  covered call option  contracts  provided  that the option is listed on a domestic  securities  exchange  and that no option will be written if, as a result,  more than 25% of the Portfolio's  assets are subject to call options.  The  Sub-advisor  believes that the premiums the Portfolio will receive for writing  options can increase the  Portfolio's  income without  subjecting it to substantial risks.

         A security  on which an option has been  written  will be held in escrow by the  Portfolio's  custodian  until the option  expires,  is exercised,  or a closing  purchase  transaction is made. The Portfolio will purchase call options only to close out a  position  in an option  written by it.  When a security  is sold from the  Portfolio  against  which a call option has been written,  the Portfolio  will effect a closing  purchase  transaction  so as to close out any existing call option on that security.

         The premium  received by the Portfolio  upon writing a call option will  increase the  Portfolio's  assets,  and a corresponding  liability  will be recorded and  subsequently  adjusted  from day to day to the current  value of the option written.  For example,  if the current value of the option exceeds the premium received,  the excess would be an unrealized loss and,  conversely,  if the premium  exceeds the current  value,  such excess would be an unrealized  gain.  The current value of the  option  will be the last  sales  price on the  principal  exchange  on which the  option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

         Except as stated above, the Portfolio will not purchase or sell puts or calls or combinations thereof.

         Additional  information  on covered  call  options and their risks is included in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index  futures  contracts.  A stock index futures contract is a bilateral  agreement  pursuant  to which two  parties  agree to take or make  delivery of an amount of liquid assets equal to a specified  dollar amount  multiplied by the difference  between the stock index value at the close of the last trading day of the contract and the price at which the futures  contract is originally  struck.  No physical  delivery of the  underlying  stocks in the index is made.  The  Portfolio  will not purchase or sell options on stock index  futures contracts.

         The  Portfolio  may not purchase or sell a stock index  future if,  immediately  thereafter,  more than 30% of its total  assets  would be hedged by stock index  futures.  The  Portfolio  may not  purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin  deposits on the  Portfolio's  existing  futures  positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index futures contracts can be purchased or sold with respect to the Standard & Poor's 500 Stock
Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange  Composite Index on the New York Futures  Exchange
and the Value Line Stock Index on the Kansas City Board of Trade.  The  Sub-advisor  does not believe that  differences  in composition of the three indices will create any  differences in the price  movements of the stock index futures  contracts in relation to the  movements in such  indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures transactions is different from that of margin in security  transactions in that futures contract margin does not involve the borrowing of funds to finance  transactions.  Rather,  the initial margin is in the nature of a  performance  bond or good faith  deposit on the  contract  which is returned to the  Portfolio  upon termination of the futures contract, assuming all contractual obligations have been satisfied.

         There are several  risks in connection  with the use of stock index futures by the Portfolio as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the price of the stock  index  futures and movements  in the price of the  securities  which are the subject of the hedge.  The price of the stock  index  futures may move more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge will not be fully  effective  but, if the price of the securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio  will  experience  either a loss or gain on the future which will not be completely  offset by movements in the price of the securities  which are the subject of the hedge.  To compensate for the imperfect  correlation of movements in the price of securities  being hedged and movements in the price of the stock index futures,  the Portfolio may buy or sell stock index  futures  contracts  in a greater  dollar  amount than the dollar  amount of  securities  being hedged if the  volatility  over a  particular  time  period of the  prices of such  securities  has been  greater  than the volatility over such time period for the index, or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular  time period of the prices of the  securities  being  hedged is less than the  volatility  over  such  time  period of the stock  index,  or if otherwise deemed to be appropriate by the Sub-advisor.

         Where  futures are  purchased to hedge  against a possible  increase in the price of stock before the Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options)  in an orderly  fashion,  it is  possible  that the market may decline  instead.  If the  Portfolio  then  concludes  not to invest in stock or options at that time because of concern as to possible  further  market  decline or for other  reasons,  the  Portfolio  will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         The  Portfolio's  Sub-advisor  intends to purchase and sell futures  contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For  additional  information  regarding  futures  contracts  and their risks,  see this  Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may invest in  foreign  securities,  but will not make any such  investments unless such securities are listed on a national  securities  exchange.  The purchase of foreign  securities entails certain political and economic  risks,  and  accordingly,  the  Portfolio  has  restricted  its  investments  in securities in this category to issues of high  quality.  Evidences  of ownership of foreign  securities  may be held outside of the U.S.,  and the Portfolio may be subject to the risks  associated with the holding of such property  overseas.  Additional  information on foreign  securities  and their risks is included  in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk
Factors and Investment Methods."

         Securities  Ratings.  The  ratings of debt  securities  by S&P,  Moody's,  Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The rating  of an  issuer  is  heavily  weighted  by past  developments  and  does  not  necessarily  reflect  probable  future conditions.  There is  frequently  a lag  between the time a rating is assigned  and the time it is updated.  In  addition, there may be varying degrees of difference in credit risk of securities within each rating category.

         A detailed  description of the debt security ratings assigned by Moody's and S&P is included in Appendix B to this
Statement.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth and Income  Portfolio.  These  limitations are not "fundamental  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the securities of any other investment company except in compliance with the 1940 Act; and

         2.       Sell securities short.

         3.       Pledge,  mortgage,  or hypothecate  its assets -- however,  this provision does not apply to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options.

         4.       Purchase  securities of any issuer unless it or its predecessor  has a record of three years'  continuous operation,  except that the Portfolio may purchase  securities of such issuers through  subscription offers or other rights it receives as a security  holder of companies  offering such  subscriptions  or rights,  and such  purchases  will then be limited in the aggregate to 5% of the Portfolio's net assets at the time of investment.

         5.       Make short sales  except  short sales made  "against the box" to defer  recognition  of taxable  gains or losses.

         6.       Purchase a  security  if as a result,  more than 5% of the value of that  Portfolio's  assets,  at market value,  would be invested in the  securities of issuers  which,  with their  predecessors,  have been in business less than three years.

         7.       Invest in companies for the purpose of exercising control or management.

         8.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

AST DeAM Global Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of mutual funds.

         The Portfolio seeks to achieve its investment  objective by investing in several AST Portfolios  (the  "Underlying
Portfolios")  selected by the Investment  Manager,  government  securities and cash. The Sub-advisor  does not exercise any judgment or discretion in the selection of any Underlying  Portfolio and shall have no responsibility  to oversee,  monitor or otherwise  direct the  management of the Underlying  Portfolios.  The Trust may, in the future,  seek  exemptive  relief from the  provisions  of the  Investment  Company Act of 1940 at which time the  Portfolio  may invest in other  securities including  derivatives.  The Portfolio  allocates  its assets by investing in shares of a  diversified  group of Underlying
Portfolios.  The  Portfolio  intends its  strategy of investing  in  combinations  of  Underlying  Portfolios  to result in investment  diversification  that an investor could otherwise achieve only by holding numerous  investments.  The Portfolio is  expected  to be  invested  in at least  six  Underlying  Portfolios  at any time.  The  investment  objectives  of such
Underlying Portfolios will be diversified.

Investment Policies:

         Short-Term  Investments.  The Portfolio may invest in cash and high quality,  short-term money market  instruments such as certificates of deposit,  commercial paper, bankers' acceptances,  short-term U.S. Government obligations,  taxable municipal  securities,  master notes,  and  repurchase  agreements,  pending  investment in portfolio  securities,  to meet anticipated  short-term  cash needs  such as  dividend  payments  or  redemptions  of shares,  or for  temporary  defensive purposes.  Such  investments  generally  will have  maturities  of 60 days or less and normally  are held to maturity.  The underlying  securities that are subject to a repurchase agreement will be  "marked-to-market"  on a daily basis so that the value of the securities in relation to the amount of the repurchase agreement may be determined.

         U.S.  Government  securities may take the form of participation  interests in, and may be evidenced by, deposit or safekeeping  receipts.  Participation  interests are pro rata interests in U.S.  Government  securities.  The Portfolio may acquire participation  interests in pools of mortgages sold by the Government National Mortgage Association  ("GNMA"),  the
Federal  National  Mortgage  Association  ("FNMA")  and the Federal  Home Loan  Banks.  Instruments  evidencing  deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         U.S. Government securities,  including those that are guaranteed by federal agencies or instrumentalities,  may or may not be backed by the "full  faith and  credit" of the United  States.  Some  securities  issued by federal  agencies or instrumentalities  are only supported by the credit of the agency or instrumentality  (such as the Federal Home Loan Banks)
while  others have an  additional  line of credit with the U.S.  Treasury  (such as FNMA).  In the case of  securities  not backed by the full faith and credit of the United  States,  the Portfolio  must look  principally  to the agency issuing or guaranteeing  the obligation for ultimate  repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

         Debt  Securities.  The Portfolio may invest in debt securities  issued by the U.S.  government rated Baa or better by Moody's  Investors  Service,  Inc.  ("Moody's")  or BBB or better by Standard & Poor's Ratings  Services  ("S&P") or, if
unrated,  deemed to be of comparable  quality by the Sub-advisor,  although the Portfolio may invest to a limited extent in lower-rated  securities.  The  fixed  income  securities  in which  the  Portfolio  invests  may  include  U.S.  Government obligations,  mortgage-backed  securities,  asset-backed  securities,  bank  obligations,  corporate debt  obligations  and unrated  obligations,  including  those of foreign  issuers.  The Portfolio may, in pursuit of its objective,  invest up to
10% of its total assets in debt  securities  rated lower than Baa by Moody's or BBB by S&P (or a  comparable  rating of any
other  nationally  recognized  statistical  rating  organizations   "NRSROs")  or  unrated  securities  determined  by  the
Sub-advisor to be of comparable  quality ("junk bonds").  Junk bonds have  speculative  characteristics  that are likely to increase in number and significance  with each successive lower rating category.  Additional  information about lower-rated debt  securities and their risks is included in this Statement and the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Equity  Securities.  The Portfolio may invest in both domestic and international  equity  securities.  Investments in non-U.S.  dollar denominated stocks may be made solely for capital  appreciation or solely for income or any combination of both for the  purpose of  achieving  a higher  overall  return.  Stocks of  companies  in  developing  countries  may be included.  The Portfolio also may invest in convertible securities, preferred stocks and warrants.

         Investments in small companies involve both higher risk and greater  potential for  appreciation.  These companies may have limited  product  lines,  markets and financial  resources,  or they may be dependent on a small or  inexperienced management  group.  In addition,  their  securities  may trade less  frequently  and move more abruptly than  securities of larger companies.

         For additional  information  about the risks involved with equity  securities,  see this Statement  under "Certain
Risks Factors and Investment Methods."

         Real Estate  Investment Trusts  ("REITs").  To the extent  consistent with its investment  objective and policies, the Portfolio may invest up to 25% of its total assets and in equity and/or debt securities issued by REITs.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on  particular  types of  projects,  such as apartment  complexes,  or  geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns. The Portfolio,  therefore,  may be subject to certain risks  associated  with the direct ownership  of real  estate,  including  difficulties  in valuing and  trading  real  estate,  declines in the value of real estate,  environmental  liability  risks,  risks related to general and local  economic  conditions,  adverse change in the climate  for real  estate,  increases  in  property  taxes and  operating  expenses,  changes in zoning  laws,  casualty or condemnation  losses,  limitations  on rents,  changes in  neighborhood  values,  the appeal of properties to tenants,  and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected  by any  changes in the value of the underlying  property  owned by the trusts,  while  mortgage  REITs may be  affected by the quality of any credit  extended.
Equity and mortgage  REITs are  dependent  upon  management  skill,  and are generally  not  diversified  and therefore are subject to the risk of financing  single or a limited  number of projects.  Such trusts are also subject to heavy cash flow dependency,  defaults  by  borrowers,  self-liquidation,  and the  possibility  that the REIT  will  fail to  maintain  its exemption from the 1940 Act.  Changes in interest  rates may also affect the value of debt  securities of REITs held by the
Portfolio.   By  investing  in  REITs  indirectly  through  the  Portfolio,  a  shareholder  will  bear  not  only  his/her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs.

         Lending  Portfolio  Securities.  Consistent with applicable  regulatory  requirements,  the Portfolio may lend its portfolio  securities.  The Portfolio  would  continue to receive the income on loaned  securities  and would,  at the same time,  earn  interest  on the  loan  collateral  or on the  investment  of the loan  collateral  if it were  cash.  Lending securities  entails a risk of loss to the  Portfolio  if and to the extent that the market value of the  securities  loaned were to increase  and the lender did not  increase  the  collateral  accordingly.  Other risks and  limitations  of lending portfolio  securities  are  discussed  in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         Short  Sales  "Against  the Box." As  described  in the Trust's  Prospectus,  the  Portfolio  may make short sales against  the box.  In no event may the  Portfolio  deposit or pledge more than 10% of its total  assets as  collateral  for short sales at any one time. To secure its  obligation to deliver the  securities  sold short,  the Portfolio  will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible into or exchangeable  for such  securities.  Since the Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities sold short,  the Portfolio will normally close out a short position  covered by convertible  securities by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes  that the price of a security  may decline, causing a decline in the value of a security  owned by the Portfolio or a security  convertible  into or  exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced by a gain in the short position.  Conversely,  any gain in the long  position  should be  reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security  sold short  relative to the amount the
Portfolio owns, either directly or indirectly,  and, in the case where the Portfolio owns convertible  securities,  changes in the  conversion  premium.  In  determining  the number of shares to be sold short  against a  Portfolio's  position in a convertible  security,  the anticipated  fluctuation in the conversion  premium is considered.  The Portfolio may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         Options, Futures and Currency Strategies. The Portfolio may use forward contracts,  futures contracts,  options on securities,  options on indices,  options on currencies,  and options on futures  contracts to attempt to hedge against the overall level of investment and currency risk normally  associated  with the  Portfolio's  investments.  These  instruments are often referred to as "derivatives,"  which may be defined as financial  instruments  whose  performance is derived,  at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of  Options,  Futures  and  Currency  Strategies.  The use by the  Portfolio  of  options,  futures contracts  and  forward  currency  contracts  involves  special  considerations  and risks.  For  example,  there  might be imperfect  correlation,  or even no correlation,  between the price movements of an instrument (such as an option contract)
and the price movements of the investments  being hedged.  In these  circumstances,  if a "protective put" is used to hedge a potential  decline in a security  and the  security  does  decline in price,  the put  option's  increased  value may not completely  offset the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments being hedged, such as changing interest rates,  market liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging transaction if the Sub-advisor  believes that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on these  instruments  is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular  strategies  are described in the sections that follow.

         Cover.  Transactions  using forward  contracts,  futures  contracts and options (other than options purchased by a
Portfolio)  expose the Portfolio to an obligation to another party.  A Portfolio will not enter into any such  transactions unless it owns  either (1) an  offsetting  ("covered")  position  in  securities,  currencies,  or other  options,  forward contracts or futures  contracts or (2) cash and/or  short-term  debt  securities  with a value  sufficient  at all times to cover its  potential  obligations  not covered as  provided in (1) above.  The  Portfolio  will comply with SEC  guidelines regarding  cover for these  instruments  and, if the  guidelines so require,  set aside cash or liquid  securities.  To the extent  that a futures  contract,  forward  contract  or option is deemed to be  illiquid,  the assets  used to "cover" the
Portfolio's  obligation  will also be treated as illiquid in determining the Portfolio's  maximum  allowable  investment in illiquid securities.

         Assets used as cover cannot be sold while the position in the corresponding forward contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets.  If a large  portion of a Portfolio's  assets is used for cover or otherwise set aside, it could affect portfolio  management or the Portfolio's  ability to meet redemption requests or other current obligations.

         Writing Call Options.  The  Portfolio  may write (sell)  covered call options on  securities,  futures  contracts, forward  contracts,  indices and  currencies.  Writing call options can serve as a limited  hedge  because  declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

                  Writing Put  Options.  The  Portfolio  may write  (sell) put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio would write a put option at an exercise price that,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay for the underlying  security,  contract or  currency.  The risk in such a  transaction  would be that the market  price of the  underlying  security,  contract  or currency would decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio  may  purchase  put options on  securities,  futures  contracts, forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale  transactions  with respect to such options, exercise such option or permit such option to expire.

         The Portfolio may also purchase put options on  underlying  securities,  contracts or currencies  against which it has written  other put options.  For  example,  where the  Portfolio  has written a put option on an  underlying  security, rather than entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price  and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in combinations,  these strategies are commonly referred to as "put spreads."  Likewise,  the Portfolio may write call options on underlying  securities,  contracts or currencies  against which it has purchased  protective put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call  Options.  The  Portfolio  may  purchase  covered call  options on  securities,  futures contracts,  forward  contracts,  indices and  currencies.  The  Portfolio  may enter into  closing sale  transactions  with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also purchase call options on underlying  securities,  contracts or currencies  against which it has written other call  options.  For example,  where the  Portfolio  has written a call option on an underlying  security, rather than entering a closing  transaction of the written  option,  it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  call.  Used in combinations, these strategies are commonly referred to as "call spreads."

         Options may be either listed on an exchange or traded in  over-the-counter  ("OTC")  markets.  Listed  options are third-party  contracts  (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have standardized  strike prices and expiration dates. OTC options are two-party  contracts with negotiated  strike  prices and  expiration  dates.  The  Portfolio  will not purchase an OTC option unless it believes that daily  valuations  for such options are readily  obtainable.  OTC options differ from  exchange-traded  options in that OTC options are transacted with dealers directly and not through a clearing  corporation  (which would guarantee  performance).
Consequently,  there is a risk of non-performance by the dealer.  Since no exchange is involved,  OTC options are valued on the basis of an  average  of the last bid  prices  obtained  from  dealers,  unless a  quotation  from  only one  dealer is available, in which case only that dealer's price will be used.

         Index  Options.  The risks of  investment  in index  options may be greater  than options on  securities.  Because index  options  are  settled in cash,  when the  Portfolio  writes a call on an index it cannot  provide in advance for its potential  settlement  obligations  by acquiring and holding the  underlying  securities.  The Portfolio can offset some of the risk of writing a call index  option  position by holding a  diversified  portfolio of  securities  similar to those on which the underlying index is based.  However,  the Portfolio cannot,  as a practical matter,  acquire and hold a portfolio containing  exactly  the same  securities  as  underlie  the index  and,  as a  result,  bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Limitations  on Options.  The Portfolio  will not write  options it,  immediately  after such sale,  the aggregate value of securities or obligations  underlying the outstanding  options exceeds 20% of the  Portfolio's  total assets.  The
Portfolio will not purchase  options if, at the time of the  investment,  the aggregate  premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate,  Currency and Stock Index Futures Contracts.  The Portfolio may enter into interest rate,  currency or stock  index  futures  contracts  (collectively,  "Futures"  or "Futures  Contracts")  and options on Futures as a hedge against changes in prevailing  levels of interest rates,  currency exchange rates or stock price levels,  respectively,  in order to establish  more  definitely  the effective  return on securities or currencies  held or intended to be acquired by
it. The  Portfolio's  hedging  may  include  sales of Futures as an offset  against  the effect of  expected  increases  in interest  rates,  and decreases in currency  exchange rates and stock prices,  and purchase of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures Contract is a two party agreement to buy or sell a specified amount of a specified  security or currency
(or deliver a cash settlement  price, in the case of an index future) for a specified price at a designated  date, time and place. A stock index future  provides for the delivery,  at a designated  date,  time and place, of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures exchanges and are standardized as to maturity date and  underlying  financial  instrument.  Futures  exchanges  and trading  thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only; that is, Futures will be sold to protect  against a decline in the price of  securities or  currencies  that the Portfolio  owns, or Futures will be purchased  to protect the  Portfolio  against an increase in the price of  securities  or  currencies  it has  committed to purchase or expects to purchase.

         If the  Portfolio  were  unable to  liquidate  a Future or an option on Futures  position  due to the absence of a liquid  secondary  market or the  imposition of price  limits,  it could incur  substantial  losses.  The  Portfolio  would continue  to be  subject  to market  risk with  respect  to the  position.  In  addition,  except in the case of  purchased options,  the  Portfolio  might be required to maintain  the  position  being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on Futures,  options on Futures,  and their risks is included in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract  is an  obligation,  usually  arranged  with a  commercial  bank or other currency  dealer,  to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make delivery of the currency at the maturity of the forward  contract.  The
Portfolio may also, if its contra party agrees prior to maturity,  enter into a closing transaction  involving the purchase or sale of an offsetting  contract.  Forward  contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.  As a result,  it may be more  difficult to value such  contracts,  and it may be difficult to enter into closing transactions.

         The cost to the Portfolio of engaging in forward  contracts  varies with factors such as the currencies  involved, the length of the  contract  period and the market  conditions  then  prevailing.  Because  forward  contracts  are usually entered into on a principal  basis,  no fees or commissions are involved.  The use of forward  contracts does not eliminate fluctuations in the prices of the underlying  securities the Portfolio owns or intends to acquire,  but it does establish a rate of exchange in advance.

         Additional  information  on forward  contracts  and their  risks is  included  in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery  Agreements.  The  Portfolio  may  purchase  or  sell  securities  on a  delayed-delivery  basis.
Delayed-delivery  agreements  involve  commitments  by the  Portfolio  to  dealers or  issuers  to  acquire  securities  or instruments  at a specified  future date beyond the customary  same-day  settlement  for such  securities  or  instruments.
These  commitments  may fix the  payment  price  and  interest  rate to be  received  on the  investment.  Delayed-delivery agreements  will not be used as a  speculative  or leverage  technique.  Rather,  from time to time,  the  Sub-advisor  can anticipate  that cash for  investment  purposes  will result from,  among other  things,  scheduled  maturities of existing portfolio  instruments  or from net  sales of shares  of the  Portfolio.  To  assure  that the  Portfolio  will be as fully invested as possible in  instruments  meeting its  investment  objective,  the  Portfolio  may enter into  delayed-delivery agreements,  but only to the extent of anticipated  funds  available for  investment  during a period of not more than five business days.  Until the settlement  date, the Portfolio will segregate  liquid assets of a dollar value sufficient at all times to make  payment  for the  delayed-delivery  securities.  No more than 25% of the  Portfolio's  total  assets will be committed to delayed-delivery  agreements and when-issued securities,  as described below. The delayed-delivery  securities will be recorded as an asset of the  Portfolio.  The purchase  price of the  delayed-delivery  securities is a liability of the Portfolio  until  settlement.  If cash is not available to the Portfolio at the time of  settlement,  the Portfolio may be required to dispose of portfolio  securities  that it would  otherwise  hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery  agreement.  Absent  extraordinary  circumstances,  the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional information about delayed-delivery  agreements and their risks is included in this Statement and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase  securities on a "when-issued"  basis;  that is, the date for delivery  of and payment for the  securities  is not fixed at the date of  purchase,  but is set after the  securities  are issued  (normally within  forty-five days after the date of the  transaction).  The payment  obligation and, if applicable, the interest rate that will be received on the  securities are fixed at the time the buyer enters into the  commitment.  No additional  when-issued  commitments  will be made if as a result more than 25% of a Portfolio's  total assets would become committed to purchases of when-issued securities and delayed delivery agreements.

         If the Portfolio  purchases a when-issued  security,  it will direct the its custodian bank to  collateralize  the when-issued  commitment  by  segregating  liquid assets in the same fashion as required for a  delayed-delivery  agreement.
Such segregated liquid assets will likewise be  marked-to-market,  and the amount segregated will be increased if necessary to maintain  adequate  coverage of the  when-issued  commitments.  To the extent  assets are  segregated,  they will not be available for new investments or to meet redemptions.

         Securities  purchased on a when-issued  basis and the  securities  held by the Portfolio are subject to changes in market value based upon the public's perception of the  creditworthiness  of the issuer and, if applicable,  changes in the level of interest rates.  Therefore,  if the Portfolio is to remain  substantially  fully invested at the same time that it has purchased  securities  on a when-issued  basis,  there will be a possibility  that the market value of the  Portfolio's assets will  fluctuate to a greater  degree.  Furthermore,  when the time comes for the  Portfolio to meet its  obligations under  when-issued  commitments,  the Portfolio  will do so by using  then-available  cash flow, by sale of the  segregated liquid assets,  by sale of other  securities or,  although it would not normally  expect to do so, by directing the sale of the  when-issued  securities  themselves  (which  may have a market  value  greater  or less than the  Portfolio's  payment obligation).

         Additional  information  about  when-issued  transactions and their risks is included in this Statement and in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in  Foreign  Securities.  The  Portfolio  may  invest  up to 25%  of  its  total  assets  in  foreign securities.  To the extent it invests in securities  denominated in foreign  currencies,  the Portfolio  bears the risks of changes in the exchange rates between U.S.  currency and the foreign  currency,  as well as the  availability and status of foreign  securities  markets.  The Portfolio  may invest in securities of foreign  issuers that are in the form of American
Depositary  Receipts  ("ADRs"),  European  Depositary  Receipts  ("EDRs"),  or  other  securities  representing  underlying securities  of foreign  issuers,  and such  investments  are  treated as foreign  securities  for  purposes  of  percentage limitations on investments in foreign securities.

         Investments by the Portfolio in foreign securities,  whether denominated in U.S. currencies or foreign currencies, may entail  risks that are greater  than those  associated  with  domestic  investments.  The risks of investing in foreign securities  are  discussed  in detail in this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Foreign Exchange  Transactions.  The Portfolio has authority to deal in foreign exchange between currencies of the different  countries in which it will invest either for the  settlement  of  transactions  or as a hedge  against  possible variations in the foreign  exchange rates between those  currencies.  This may be accomplished  through direct purchases or sales of foreign  currency,  purchases of options on futures  contracts with respect to foreign  currency,  and contractual agreements  to  purchase or sell a  specified  currency  at a specified  future date (up to one year) at a price set at the time of the contract.  Such contractual  commitments may be forward  contracts  entered into directly with another party or exchange traded futures contracts.

         The Portfolio may purchase and sell options on futures contracts,  forward contracts or futures contracts that are denominated  in a particular  foreign  currency to hedge the risk of  fluctuations  in the value of another  currency.  The
Portfolio's  dealings in foreign  exchange  will be limited to hedging  foreign  currency  exposure and may involve  either specific  transactions  or  portfolio  positions.  Transaction  hedging is the  purchase or sale of foreign  currency  with respect to specific  receivables  or payables of the  Portfolio  accruing in  connection  with the  purchase or sale of its portfolio  securities,  the sale and redemption of shares of the Portfolio,  or the payment of dividends and  distributions by the  Portfolio.  Position  hedging is the  purchase  or sale of foreign  currency  with  respect to  portfolio  security positions (or underlying  portfolio  security  positions,  such as in an ADR) denominated or quoted in a foreign  currency.
The  Portfolio  will not  speculate in foreign  exchange,  and will not commit a larger  percentage  of its total assets to foreign exchange hedges than the percentage of its total assets that it can invest in foreign securities.

         Additional  information  about the various  foreign  currency  transactions  that the Portfolio may enter into and their risks is  included in this  Statement  and in the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

         Borrowings.  The  Portfolio may borrow money to a limited  extent from banks for  temporary or emergency  purposes subject  to the  limitations  under  the 1940  Act.  The  Portfolio  will not  purchase  additional  securities  while  any borrowings are outstanding.  Additional  information  about borrowing is included in the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Other  Investment  Companies.  The Portfolio may invest in other  investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without  Shareholder  Approval.  The following  limitation is applicable to the AST DeAM Global Allocation  Portfolio.  This limitation is not a "fundamental"  restriction,  and may be changed by the
Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment Objective:   The investment objective of the Portfolio is to seek capital growth and current income.

Investment Policies:

         In general, within the restrictions outlined here and in the Trust's Prospectus,  the Sub-advisor has broad powers to decide how to invest fund assets, including the power to hold them uninvested.

         Investments are varied according to what is judged  advantageous  under changing  economic  conditions.  It is the
Sub-advisors  policy to retain maximum  flexibility in management  without  restrictive  provisions as to the proportion of one or  another  class of  securities  that may be held,  subject  to the  Portfolios  investment  restrictions.  It is the
Sub-advisor's  intention  that the  Portfolio  will  generally  consist of domestic  and foreign  common  stocks and equity equivalent  securities.  However,  subject to the specific  limitations  applicable to the Portfolio,  the  Sub-advisor may invest the assets of the Portfolio in varying  amounts in other  instruments  and may use other  techniques,  such as those discussed below, when such a course is deemed appropriate in order to purse the Portfolio's  investment  objective.  Senior securities that, in the opinion of the Sub-advisor, are high-grade issues also may be purchased for defensive purposes.

         So long as a sufficient  number of  acceptable  securities  are  available,  the  Sub-advisor  intends to keep the
Portfolio  fully  invested in stocks,  regardless of the movement of stock prices  generally.  In most  circumstances,  the
Portfolio's  actual level of cash and cash  equivalents  will be less than 10%. The Sub-advisor  may use futures  contracts as a way to expose the  Portfolio's  cash  assets to the market,  while  maintaining  liquidity.  The  Sub-advisor  may not leverage the Portfolio, so there is no greater risk to the Portfolio than if they purchase stocks.

         The Sub-advisor also may purchase foreign securities,  convertible debt securities,  equity-equivalent securities, non-leveraged futures and similar securities,  and short-term  securities and other similar securities.  The Portfolio also may  invest in  derivative  instruments  such as  options,  futures  contracts,  options  on  futures  contracts,  and swap agreements  (including,  but not limited to, credit default swap agreements),  or in mortgage- or asset-backed  securities, provided that such investments are in keeping with the Portfolio's investment objective.

         Foreign  Securities.  The Portfolio may invest a portion of its total assets in the securities of foreign issuers, including  foreign  governments,  when these securities meet its standards of selection.  Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Convertible  Debt  Securities.  A convertible  debt security is a fixed-income  security that offers the potential for capital appreciation  through a conversion feature that enables the holder to convert the fixed-income  security into a stated number of shares of common stock. As fixed-income  securities,  convertible debt securities  provide a stable stream of income,  with generally  higher yields than common stocks.  Convertible  debt securities  offer the potential to benefit from  increases in the market  price of the  underlying  common  stock,  however,  they  generally  offer lower yields than non-convertible  securities of similar quality. Of course, as with all fixed-income  securities,  there can be no assurance of current income because the issuers of the  convertible  debt securities may default on their  obligations.  In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

         Convertible  debt securities  generally are  subordinated to other similar but  non-convertible  securities of the same issuer,  although convertible bonds, as corporate debt obligations,  enjoy seniority in right of payment to all equity securities,  and  convertible  preferred stock is senior to common stock of the same issuer.  Because of the  subordination feature,  however,  convertible  debt  securities  typically  have lower  ratings from ratings  organizations  than similar non-convertible securities.

         Unlike a convertible  security that is a single  security,  a synthetic  convertible  security is comprised of two distinct securities that together resemble convertible  securities in certain respects.  Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call options.  The options that will form  elements  of  synthetic  convertible  securities  will be listed on a  securities  exchange  or NASDAQ.  The two components of a synthetic  convertible  security,  which will be issued with respect to the same entity,  generally are not offered as a unit,  and may be purchased and sold by the Portfolio at different  times.  Synthetic  convertible  securities differ from  convertible  securities  in certain  respects.  Each  component  of a  synthetic  convertible  security  has a separate  market value and responds  differently  to market  fluctuations.  Investing in a synthetic  convertible  security involves the risk normally found in holding the securities comprising the synthetic convertible security.

         The Portfolio will limit its holdings of convertible  debt securities to those that, at the time of purchase,  are rated at least B- by S&P or B3 by Moody's,  or, if not rated by S&P or Moody's,  are of  equivalent  investment  quality as
determined  by  the  advisor.   The  Portfolio's   investments  in  convertible  debt  securities  and  other   high-yield,
non-convertible  debt securities  rated below  investment-grade  will comprise less than 35% of the Portfolio's net assets.
Debt  securities  rated  below  the four  highest  categories  are not  considered  "investment-grade"  obligations.  These securities have speculative characteristics and present more credit risk than investment-grade obligations.

         Short Sales.  The  Portfolio  may engage in short sales for cash  management  purposes only if, at the time of the short sale,  the Portfolio  owns or has the right to acquire  securities  equivalent  in kind and amount to the  securities being sold short.

         In a short sale, the seller does not immediately  deliver the securities sold and is said to have a short position in those  securities  until  delivery  occurs.  To make  delivery  to the  purchaser,  the  executing  broker  borrows  the securities  being sold short on behalf of the seller.  While the short  position is maintained,  the seller  collateralizes its  obligation  to  deliver  the  securities  sold  short in an amount  equal to the  proceeds  of the short  sale plus an additional  margin amount  established  by the Board of Governors of the Federal  Reserve.  If the  Portfolio  engages in a short sale, the Portfolio's  custodian will segregate cash, cash equivalents or other appropriate  liquid securities on its records  in an  amount  sufficient  to meet  the  purchase  price.  There  will be  certain  additional  transaction  costs associated  with short sales,  but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To the extent  permitted by its  investment  objectives  and policies,  the Portfolio may invest in  securities  that are commonly  referred to as  derivative  securities.  Generally,  a  derivative  security is a financial  arrangement  the value of which is based on, or derived from, a traditional  security,  asset,  or market index.
Certain derivative  securities are described more accurately as index/structured  securities.  Index/structured  securities are derivative  securities whose value or performance is linked to other equity  securities (such as depositary  receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivative securities,  such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivative  securities and many different ways to use them.  Futures and options are commonly used for traditional  hedging purposes to attempt to protect a fund from exposure to changing  interest rates, securities  prices,  or currency  exchange rates and for cash management  purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

         The Fund may invest in swap  agreements,  consistent with its investment  objective and strategies.  The Portfolio may enter into a swap  agreement in order to, for example,  attempt to obtain or preserve a particular  return or spread at a lower cost than obtaining a return or spread  through  purchases  and/or sales of  instruments in other markets;  protect against  currency  fluctuations;  attempt to manage duration to protect against any increase in the price of securities the
Portfolio anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

         Swap  agreements are two-party  contracts  entered into primarily by  institutional  investors for periods ranging from a few weeks to more than one year.  In a standard  "swap"  transaction,  two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined  investments or instruments,  which may be adjusted  for an interest  factor.  The gross  returns to be  exchanged  or  "swapped"  between  the parties are  generally calculated  with respect to a "notional  amount,"  i.e.,  the return on or increase in value of a particular  dollar amount invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a
particular  index.  Forms  of  swap  agreements  include,  for  example,   interest  rate  swaps,  under  which  fixed-  or
floating-rate  interest  payments on a specific  principal  amount are exchanged  and total return  swaps,  under which one party agrees to pay the other the total return of a defined  underlying  asset  (usually an index,  stock,  bond or defined portfolio of loans and mortgages) in exchange for fee payments,  often a variable stream of cashflows  based on LIBOR.  The
Portfolio  may enter into credit  default swap  agreements to hedge an existing  position by  purchasing or selling  credit protection.  Credit default swaps enable an investor to buy/sell  protection  against a credit event of a specific  issuer.
The seller of credit  protection  against a security or basket of  securities  receives an up-front or periodic  payment to compensate  against  potential  default  event(s).  The Portfolio may enhance  returns by selling  protection or attempt to mitigate  credit  risk by buying  protection.  Market  supply and demand  factors  may cause  distortions  between the cash securities market and the credit default swap market.

         Whether the  Portfolio's use of swap  agreements  will be successful  depends on the advisor's  ability to predict correctly  whether  certain types of investments are likely to produce  greater  returns than other  investments.  Interest rate swaps could result in losses if interest rate changes are not correctly  anticipated  by the  Portfolio.  Total return swaps could  result in losses if the  reference  index,  security,  or  investments  do not perform as  anticipated  by the
Portfolio.  Credit default swaps could result in losses if the Portfolio does not correctly  evaluate the  creditworthiness of the issuer on which the credit  default swap is based.  Because they are  two-party  contracts and because they may have terms of greater than seven days,  swap  agreements  may be considered to be illiquid.  Moreover,  the Portfolio  bears the risk of loss of the amount  expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap agreement  counterparty.  The Portfolio will enter into swap  agreements  only with  counterparties  that meet certain standards of  creditworthiness.  Certain  restrictions  imposed on the Portfolio by the Internal Revenue Code may limit the
Portfolios'  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps market,  including  potential  government  regulation,  could adversely affect a
Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         The Portfolio may not invest in a derivative  security  unless the reference  index or the  instrument to which it relates is an eligible  investment  for the Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible investment because the Portfolio may not invest in oil and gas leases or futures.

         The return on a derivative  security may increase or decrease,  depending  upon changes in the reference  index or instrument to which it relates.

         There are risks associated with investing in derivative securities, including:

o        the risk that the underlying  security,  interest rate, market index or other financial asset will not move in the direction the Sub-advisor anticipates;

o        the possibility that there may be no liquid secondary  market,  or the possibility that price  fluctuation  limits may be imposed by the  exchange,  either of which may make it difficult or impossible to close out a position when desired;

o        the risk that  adverse  price  movements  in an  instrument  can result in a loss  substantially  greater than the
         Portfolio's initial investment; and

o        the risk that the counterparty will fail to perform its obligations.

         Investment in Issuers with Limited  Operating  Histories.  The Portfolio may invest a portion of its assets in the securities of issuers with limited  operating  histories.  The Sub-advisor  considers an issuer to have a limited operating history if that  issuer has a record of less than three  years of  continuous  operation.  The  Sub-advisor  will  consider periods  of  capital  formation,  incubation,  consolidations,  and  research  and  development  in  determining  whether a particular issuer has a record of three years of continuous operation.

         Investments in securities of issuers with limited  operating  histories may involve greater risks than investments in securities of more mature  issuers.  By their nature,  such issuers present  limited  operating  histories and financial information  upon  which  the  Sub-advisor  may base its  investment  decision  on behalf of the  Portfolio.  In  addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

         For purposes of this limitation,  "issuers"  refers to operating  companies that issue securities for the purposes of issuing  debt or raising  capital as a means of financing  their  ongoing  operations.  It does not,  however,  refer to entities,  corporate or otherwise,  that are created for the express purpose of securitizing obligations or income streams.
For example,  the Portfolio's  investments in a trust created for the purpose of pooling mortgage  obligations would not be subject to the limitation.

         The  Portfolio  will not  invest  more  than 5% of its  total  assets in  securities  of  issues  with less than a three-year operating history.

         When-Issued and Forward  Commitment  Agreements.  The Portfolio may sometimes purchase new issues of securities on a  when-issued  or  forward  commitment  basis in which the  transaction  price  and  yield are each  fixed at the time the commitment is made, but payment and delivery occur at a future date.

         For example,  the  Portfolio  may sell a security and at the same time make a commitment to purchase the same or a comparable  security at a future date and  specified  price.  Conversely,  the Portfolio may purchase a security and at the same time make a commitment  to sell the same or a comparable  security at a future date and specified  price.  These types
of  transactions  are  executed  simultaneously  in  what  are  known  as  dollar-rolls,   cash  and  carry,  or  financing
transactions.  For example,  a  broker-dealer  may seek to purchase a particular  security  that the  Portfolio  owns.  The
Portfolio will sell that security to the  broker-dealer and  simultaneously  enter into a forward  commitment  agreement to buy it back at a future  date.  This type of  transaction  generates  income for the  Portfolio if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

         When purchasing  securities on a when-issued or forward  commitment  basis,  the Portfolio  assumes the rights and risks of ownership,  including the risks of price and yield  fluctuations.  Market rates of interest on debt  securities at the time of  delivery  may be higher or lower than those  contracted  for on the  when-issued  security.  Accordingly,  the value of that security may decline prior to delivery,  which could result in a loss to the  Portfolio.  While the Portfolio will make  commitments to purchase or sell securities with the intention of actually  receiving or delivering  them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

         In purchasing  securities on a when-issued or forward  commitment  basis,  the Portfolio will segregate cash, cash equivalents  or other  appropriate  liquid  securities on its record in an amount  sufficient  to meet the purchase  price.
When the time comes to pay for the when-issued  securities,  the Portfolio will meet its  obligations  with available cash, through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities themselves  (which may have a market value greater or less than the Portfolio's  payment  obligation).  Selling  securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

         Short-Term Securities.  In order to meet anticipated  redemptions,  anticipated purchases of additional securities for the Portfolio's  portfolio,  or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

o        Commercial Paper

o        Certificates of Deposit and Euro Dollar Certificates of Deposit

o        Bankers' Acceptances

o        Short-term notes, bonds, debentures or other debt instruments

o        Repurchase agreements

o        Money market funds

         Under the Investment  Company Act, the  Portfolio's  investment in other  investment  companies  (including  money market  funds)  currently  is limited to (a) 3% of the total  voting  stock of any one  investment  company;  (b) 5% of the
Portfolio's  total assets with respect to any one investment  company;  and (c) 10% of the Portfolio's  total assets in the aggregate.

         Other  Investment  Companies.  The  Portfolio  may  invest  up to 10% of its  total  assets  in  other  investment companies,  such as mutual funds,  provided that the investment is consistent with the Portfolio's  investment policies and restrictions.  Under the  Investment  Company  Act,  The  Portfolio's  investment  in such  securities,  subject to certain exceptions, currently is limited to

o        3% of the total voting stock of any one investment company;

o        5% of the Portfolio's total assets with respect to any one investment company; and

o        10% of a Portfolio's total assets in the aggregate.

         Such  purchases  will be made in the open market where no commission or profit to a sponsor or dealer results from the  purchase  other than the  customary  brokers'  commissions.  As a  shareholder  of  another  investment  company,  the
Portfolio would bear,  along with other  shareholders,  its pro rata portion of the other  investment  company's  expenses, including  advisory fees.  These  expenses would be in addition to the management fee that the Portfolio  bears directly in connection with its own operations.

         Equity  Equivalents,  In  addition  to  investing  in common  stocks,  the  Portfolio  may invest in other  equity securities  and equity  equivalents,  including  securities  that permit the Portfolio to receive an equity  interest in an issuer,  the  opportunity  to  acquire  an equity  interest  in an issuer,  or the  opportunity  to receive a return on its investment  that  permits  the  Portfolio  to benefit  from the growth  over time in the equity of an issuer.  Examples  of equity  securities and equity  equivalents  include  preferred  stock,  convertible  preferred stock and  convertible  debt securities.  Equity  equivalents  also may include  securities whose value or return is derived from the value or return of a different security.

         Municipal  Notes.  Municipal  notes are issued by state and local  governments  or government  entities to provide short-term capital or to meet cash flow needs.

         Tax Anticipation  Notes (TANs) are issued in anticipation of seasonal tax revenues,  such as ad valorem  property, income,  sales,  use and business taxes, and are payable from these future taxes.  TANs usually are general  obligations of the issuer.  General  obligations  are backed by the issuer's  full faith and credit based on its ability to levy taxes for the timely  payment of interest and repayment of principal,  although such levies may be  constitutionally  or  statutorily limited as to rate or amount.

         Revenue  Anticipation  Notes  (RANs) are issued with the  expectation  that  receipt of future  revenues,  such as federal  revenue  sharing or state aid payments,  will be used to repay the notes.  Typically,  these notes also constitute general obligations of the issuer.

         Bond Anticipation Notes (BANs) are issued to provide interim financing until long-term  financing can be arranged.
In most cases, the long-term bonds provide the money for repayment of the notes.

         Municipal  Bonds.  Municipal  bonds,  which  generally  have  maturities  of more than one year when  issued,  are designed to meet  longer-term  capital needs.  These  securities  have two principal  classifications:  general  obligation bonds and revenue bonds.

         General  Obligation  (GO) bonds are issued by states,  counties,  cities,  towns and regional  districts to fund a variety of public projects,  including construction of and improvements to schools,  highways, and water and sewer systems.
GO bonds are backed by the  issuer's  full faith and credit  based on its  ability to levy taxes for the timely  payment of interest and repayment of principal,  although such levies may be  constitutionally  or  statutorily  limited as to rate or amount.

         Revenue Bonds are not backed by an issuer's taxing  authority;  rather,  interest and principal are secured by the net revenues from a project or facility.

         Revenue bonds are issued to finance a variety of capital  projects,  including  construction or  refurbishment  of utility and waste disposal systems,  highways,  bridges, tunnels, air and sea port facilities,  schools and hospitals. Many revenue  bond  issuers  provide  additional  security in the form of a  debt-service  reserve fund that may be used to make payments of interest and  repayments of principal on the issuer's  obligations.  Some revenue bond  financings  are further protected by a state's assurance (without obligation) that it will make up deficiencies in the debt-service reserve fund.

         Industrial  Development Bonds (IDBs), a type of revenue bond, are issued by or on behalf of public  authorities to finance privately  operated  facilities.  These bonds are used to finance business,  manufacturing,  housing,  athletic and pollution  control  projects,  as well as public  facilities such as mass transit systems,  air and sea port facilities and parking  garages.  Payment of interest and repayment of principal on an IDB depend solely on the ability of the  facility's operator  to meet  financial  obligations,  and on the  pledge,  if any, of the real or  personal  property  financed.  The interest earned on IDBs may be subject to the federal alternative minimum tax.

         Variable- and Floating-Rate  Obligations.  Variable- and floating-rate  demand obligations (VRDOs and FRDOs) carry rights that permit  holders to demand  payment of the unpaid  principal  plus  accrued  interest,  from the issuers or from financial  intermediaries.  Floating-rate  securities,  or floaters,  have interest  rates that change  whenever there is a change in a designated base rate;  variable-rate  instruments provide for a specified,  periodic adjustment in the interest rate,  which  typically is based on an index.  These rate formulas are designed to result in a market value for the VRDO or
FRDO that approximates par value.

         Obligations  with Term Puts Attached.  The Portfolio may invest in fixed-rate  bonds subject to  third-party  puts and  participation  interests  in such bonds that are held by a bank in trust or  otherwise,  which have tender  options or demand  features  attached.  These tender options or demand features permit the Portfolio to tender (or put) their bonds to an  institution  at periodic  intervals and to receive the  principal  amount  thereof.  The  Sub-advisor  expects that the
Portfolio will pay more for securities with puts attached than for securities without these liquidity features.

         Because it is difficult to evaluate the  likelihood of exercise or the  potential  benefit of a put, puts normally will be  determined  to have a value of  zero,  regardless  of  whether  any  direct  or  indirect  consideration  is paid.
Accordingly,  puts as separate  securities are not expected to affect the Portfolios'  weighted  average  maturities.  When the Portfolio  has paid for a put, the cost will be reflected as unrealized  depreciation  on the  underlying  security for the period the put is held.  Any gain on the sale of the underlying security will be reduced by the cost of the put.

         There  is a risk  that the  seller  of an  obligation  with a put  attached  will  not be able to  repurchase  the underlying  obligation  when (or if) the  Portfolio  attempts to exercise the put. To minimize  such risks,  the  Portfolio will purchase obligations with puts attached only from sellers deemed creditworthy by the Sub-advisor.

         Zero-Coupon  and Step-Coupon  Securities.  The Portfolio may purchase  zero-coupon  debt  securities.  Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

         The Portfolio may also purchase  step-coupon  or step-rate debt  securities.  Instead of having a fixed coupon for the life of the security,  coupon or interest  payments may increase to  predetermined  rates at future  dates.  The issuer generally  retains the right to call the security.  Some  step-coupon  securities are issued with no coupon payments at all during an initial period, and only become  interest-bearing  at a future date; these securities are sold at a deep discount to their face value.

         Although  zero-coupon and certain step-coupon  securities may not pay current cash income,  federal income tax law requires the holder to include in income each year the portion of any original  issue  discount and other noncash income on such  securities  accrued  during  that year.  In order to  continue to qualify  for  treatment  as a regulated  investment company under the Internal  Revenue Code and avoid certain excise tax, the Portfolio is required to make  distributions  of any original  issue discount and other noncash  income  accrued for each year.  Accordingly,  the Portfolio may be required to dispose of other  portfolio  securities,  which may occur in periods of adverse  market  prices,  in order to generate a case to meet these distribution requirements.

         Inverse  Floaters.  The Portfolio may hold inverse floaters.  An inverse floater is a type of derivative  security that bears an interest rate that moves  inversely to market  interest  rates.  As market  interest rates rise, the interest rate on inverse  floaters goes down, and vice versa.  Generally,  this is  accomplished  by expressing the interest rate on the  inverse  floater as an  above-market  fixed  rate of  interest,  reduced by an amount  determined  by  reference  to a market-based or  bond-specific  floating  interest rate (as well as by any fees associated with  administering  the inverse floater program).

         Inverse  floaters  may be  issued  in  conjunction  with an equal  amount  of Dutch  Auction  floating-rate  bonds
(floaters),  or a  market-based  index may be used to set the  interest  rate on these  securities.  A Dutch  Auction is an auction  system in which the price of the  security  is  gradually  lowered  until it meets a  responsive  bid and is sold.
Floaters and inverse  floaters may be brought to market by (1) a broker-dealer  who purchases  fixed-rate  bonds and places them in a trust,  or (2) an issuer seeking to reduce  interest  expenses by using a  floater/inverse  floater  structure in lieu of fixed-rate bonds.

         In the case of a  broker-dealer  structured  offering  (where  underlying  fixed-rate  bonds have been placed in a trust),  distributions  from the  underlying  bonds are allocated to floater and inverse  floater  holders in the following manner:

(i)      Floater  holders  receive  interest  based on rates set at a six-month  interval or at a Dutch  Auction,  which is typically held every 28 to 35 days.  Current and prospective  floater  holders bid the minimum  interest rate that they are  willing to accept on the  floaters,  and the  interest  rate is set just high enough to ensure that all of the floaters are sold.

(ii)     Inverse floater holders  receive all of the interest that remains,  if any, on the underlying  bonds after floater interest and auction fees are paid.  The interest  rates on inverse  floaters may be  significantly  reduced, even to zero, if interest rates rise.

         Procedures for determining  the interest  payment on floaters and inverse  floaters  brought to market directly by the issuer are  comparable,  although the  interest  paid on the inverse  floaters is based on a presumed  coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

         Where inverse floaters are issued in conjunction with floaters,  inverse floater holders may be given the right to acquire the  underlying  security (or to create a fixed-rate  bond) by calling an equal amount of  corresponding  floaters.
The underlying  security may then be held or sold.  However,  typically,  there are time constraints and other  limitations associated with any right to combine interests and claim the underlying security.

         Floater holders subject to a Dutch Auction  procedure  generally do not have the right to put back their interests to the issuer or to a third  party.  If a Dutch  Auction  fails,  the floater  holder may be required to hold its  position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

         The  secondary  market for floaters  and inverse  floaters  may be limited.  The market value of inverse  floaters tends to be significantly more volatile than fixed-rate bonds.

         U.S. Government Securities.  U.S. Treasury bills, notes,  zero-coupon bonds and other bonds are direct obligations of the U.S.  Treasury,  which has never failed to pay interest and repay  principal  when due.  Treasury bills have initial maturities  of one year or less,  Treasury  notes from two to 10 years,  and  Treasury  bonds more than 10 years.  Although
U.S.  Treasury  securities carry little  principal risk if held to maturity,  the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

         A number of U.S. government  agencies and  instrumentalities  issue debt securities.  These agencies generally are created by Congress to fulfill a specific need,  such as providing  credit to home buyers or farmers.  Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks,  the Student Loan Marketing  Association and the Resolution
Funding Corporation.

         Some  agency  securities  are  backed by the full  faith and credit  pledge of the U.S.  government,  and some are guaranteed  only by the issuing  agency.  Agency  securities  typically  offer  somewhat  higher yields than U.S.  Treasury securities with similar  maturities.  However,  these securities may involve greater risk of default than securities backed by the U.S. Treasury.

         Interest rates on agency securities may be fixed for the term of the investment  (fixed-rate agency securities) or tied to  prevailing  interest  rates  (floating-rate  agency  securities).  Interest  rate resets on  floating-rate  agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

         Floating-rate  agency  securities  frequently  have caps  limiting the extent to which coupon rates can be raised.
The price of a  floating-rate  agency  security  may  decline if its capped  coupon  rate is lower than  prevailing  market interest  rates.  Fixed- and  floating-rate  agency  securities  may be issued with a call date (which  permits  redemption before the maturity date). The exercise of a call may reduce an obligation's yield to maturity.

         Interest Rate Resets on Floating-Rate  U.S.  Government Agency  Securities.  Interest rate resets on floating-rate
U.S.  government  agency  securities  generally  occur  at  intervals  of one  year or less in  response  to  changes  in a predetermined  interest rate index. There are two main categories of indices:  those based on U.S. Treasury  securities and those derived from a calculated  measure,  such as a cost-of-funds  index.  Commonly used indices include the  three-month, six-month and one-year  Treasury bill rates;  the two-year  Treasury note yield;  the Eleventh  District  Federal Home Loan
Bank Cost of Portfolios  Index  (EDCOFI);  and the London  Interbank  Offered Rate (LIBOR).  Fluctuations  in the prices of floating-rate U.S.  government agency securities are typically  attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

         Mortgage-Backed  Securities.  Background.  A mortgage-backed  security  represents an ownership interest in a pool of mortgage loans.  The loans are made by financial  institutions to finance home and other real estate  purchases.  As the loans are repaid, investors receive payments of both interest and principal.

         Like  fixed-income  securities  such as U.S.  Treasury  bonds,  mortgage-backed  securities  pay a stated  rate of interest  during the life of the security.  However,  unlike a bond,  which  returns  principal to the investor in one lump sum at  maturity,  mortgage-backed  securities  return  principal  to the  investor  in  increments  during the life of the security.

         Because  the timing  and speed of  principal  repayments  vary,  the cash flow on  mortgage-backed  securities  is irregular.  If mortgage holders sell their homes,  refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

         As with other fixed-income securities,  the prices of mortgage-backed securities fluctuate in response to changing interest  rates;  when  interest  rates fall,  the prices of  mortgage-backed  securities  rise,  and vice versa.  Changing interest rates have additional  significance for  mortgage-backed  securities  investors,  however,  because they influence prepayment  rates  (the  rates at which  mortgage  holders  prepay  their  mortgages),  which in turn  affect the yields on mortgage-backed  securities.  When interest rates decline,  prepayment  rates  generally  increase.  Mortgage  holders take advantage of the  opportunity  to refinance  their  mortgages at lower rates with lower  monthly  payments.  When  interest rates rise,  mortgage  holders are less inclined to refinance their mortgages.  The effect of prepayment  activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

         The  Portfolio may receive  principal  sooner than it expected  because of  accelerated  prepayments.  Under these circumstances,  the  Portfolio  might have to  reinvest  returned  principal  at rates  lower than it would have  earned if principal  payments  were made on schedule.  Conversely,  a  mortgage-backed  security may exceed its  anticipated  life if prepayment  rates  decelerate  unexpectedly.  Under these  circumstances,  the Portfolio  might miss an opportunity to earn interest at higher prevailing rates.

         GNMA   Certificates.   The  Government   National  Mortgage   Association  (GNMA)  is  a  wholly  owned  corporate
instrumentality  of the United States within the Department of Housing and Urban  Development.  The National Housing Act of
1934 (Housing Act), as amended,  authorizes  GNMA to guarantee the timely payment of interest and repayment of principal on certificates  that are backed by a pool of mortgage loans insured by the Federal Housing  Administration  under the Housing
Act, or by Title V of the Housing Act of 1949 (FHA Loans),  or guaranteed by the Veterans'  Affairs under the  Servicemen's
Readjustment  Act of 1944 (VA Loans),  as amended,  or by pools of other eligible  mortgage loans. The Housing Act provides that the full faith and credit of the U.S.  government  is pledged to the payment of all amounts that may be required to be paid under any guarantee.  GNMA has unlimited  authority to borrow from the U.S.  Treasury in order to meet its obligations under this guarantee.

         GNMA  certificates  represent a pro rata interest in one or more pools of the following  types of mortgage  loans:
(a) fixed-rate  level payment  mortgage  loans;  (b) fixed-rate  graduated  payment  mortgage loans (GPMs);  (c) fixed-rate growing equity  mortgage loans (GEMs);  (d) fixed-rate  mortgage loans secured by  manufactured  (mobile) homes (MHs);  (e)
mortgage  loans on  multifamily  residential  properties  under  construction  (CLCs);  (f)  mortgage  loans  on  completed multifamily  projects  (PLCs);  (g) fixed-rate  mortgage  loans that use escrowed  funds to reduce the  borrower's  monthly payments  during the early years of the mortgage loans (buydown  mortgage  loans);  and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

         Fannie Mae Certificates.  The Federal National Mortgage  Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation  established under the Federal National  Mortgage  Association  Charter Act. Fannie Mae was
originally  established in 1938 as a U.S.  government  agency  designed to provide  supplemental  liquidity to the mortgage market and was  reorganized as a  stockholder-owned  and privately  managed  corporation  by  legislation  enacted in 1968.
Fannie Mae acquires  capital from investors who would not ordinarily  invest in mortgage loans directly and thereby expands the total  amount of funds  available  for  housing.  This money is used to buy home  mortgage  loans  from local  lenders, replenishing the supply of capital available for mortgage lending.

         Fannie Mae  certificates  represent  a pro rata  interest  in one or more pools of FHA Loans,  VA Loans,  or, most commonly,  conventional  mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following  types:  (a) fixed-rate  level payment  mortgage loans;  (b) fixed-rate  growing equity  mortgage loans;  (c)
fixed-rate  graduated  payment  mortgage  loans;  (d)  adjustable-rate  mortgage loans;  and (e) fixed-rate  mortgage loans secured by multifamily projects.

         Fannie Mae  certificates  entitle the  registered  holder to receive  amounts  representing a pro rata interest in scheduled  principal  and interest  payments (at the  certificate's  pass-through  rate,  which is net of any servicing and guarantee fees on the underlying  mortgage  loans),  any principal  prepayments,  and a proportionate  interest in the full principal  amount of any  foreclosed or otherwise  liquidated  mortgage  loan.  The full and timely payment of interest and repayment of principal on each Fannie Mae  certificate  is guaranteed  by Fannie Mae;  this  guarantee is not backed by the full faith and credit of the U.S. government.

         Freddie Mac  Certificates.  The  Federal  Home Loan  Mortgage  Corporation  (FHLMC or Freddie  Mac) is a corporate instrumentality  of the United States  created  pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended.
Freddie Mac was  established  primarily for the purpose of increasing the  availability of mortgage  credit.  Its principal activity consists of purchasing  first-lien  conventional  residential mortgage loans (and participation  interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily

         Freddie Mac  certificates  represent a pro rata interest in a group of mortgage  loans (a Freddie Mac  certificate group)  purchased  by  Freddie  Mac.  The  mortgage  loans  underlying  Freddie  Mac  certificates  consist  of  fixed-  or adjustable-rate  mortgage loans with original terms to maturity of between 10 and 30 years,  substantially all of which are secured by first-liens  on one- to four-family  residential  properties or  multifamily  projects.  Each mortgage loan must meet  standards  set forth in the FHLMC Act.  A Freddie  Mac  certificate  group may  include  whole  loans,  participation interests  in whole  loans,  undivided  interests  in  whole  loans,  and  participations  composing  another  Freddie  Mac certificate group.

         Freddie Mac guarantees to each  registered  holder of a Freddie Mac  certificate the timely payment of interest at the rate  provided  for by the  certificate.  Freddie Mac also  guarantees  ultimate  collection  of all  principal  on the related  mortgage  loans,  without any offset or  deduction,  but  generally  does not  guarantee  the timely  repayment of principal.  Freddie Mac may remit principal at any time after default on an underlying  mortgage loan, but no later than 30 days following (a)  foreclosure  sale, (b) payment of a claim by any mortgage  insurer,  or (c) the expiration of any right of  redemption,  whichever  occurs  later,  and in any event no later  than one year  after  demand  has been made upon the mortgager  for  accelerated  payment of principal.  Obligations  guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government.

         Collateralized  Mortgage Obligations (CMOs). A CMO is a multiclass bond backed by a pool of mortgage  pass-through certificates  or  mortgage  loans.  CMOs  may be  collateralized  by (a)  GNMA,  Fannie  Mae or  Freddie  Mac  pass-through certificates;  (b) unsecured  mortgage loans insured by the Federal Housing  Administration or guaranteed by the Department of Veterans' Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

         In  structuring a CMO, an issuer  distributes  cash flow from the underlying  collateral  over a series of classes called  tranches.  Each CMO is a set of two or more  tranches,  with average lives and cash flow patterns  designed to meet specific  investment  objectives.  The average  life  expectancies  of the  different  tranches in a  four-part  deal,  for example, might be two, five, seven and 20 years.

         As payments on the underlying  mortgage  loans are  collected,  the CMO issuer pays the coupon rate of interest to the  bondholders  in each tranche.  At the outset,  scheduled  and  unscheduled  principal  payments go to investors in the first  tranches.  Investors in later tranches do not begin receiving  principal  payments until the prior tranches are paid off.  This basic type of CMO is known as a sequential pay or plain vanilla CMO.

         Some CMOs are  structured  so that the  prepayment  or market risks are  transferred  from one tranche to another.
Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

         The final  tranche of a CMO often takes the form of a Z-bond,  also known as an accrual  bond or  accretion  bond.
Holders of these securities  receive no cash until the earlier tranches are paid in full.  During the period that the other tranches are  outstanding  periodic  interest  payments are added to the initial face amount of the Z-bond but are not paid to investors.  When the prior tranches are retired,  the Z-bond receives coupon  payments on its higher  principal  balance plus any principal  prepayments  from the underlying  mortgage  loans.  The existence of a Z-bond  tranche helps  stabilize cash flow patterns in the other tranches.  In a changing interest rate environment,  however, the value of the Z-bond tends to be more volatile.

         As CMOs have evolved,  some classes of CMO bonds have become more prevalent.  The planned amortization class (PAC)
and  targeted  amortization  class  (TAC),  for  example,  were  designed  to  reduce  prepayment  risk by  establishing  a sinking-fund  structure.  PAC and TAC  bonds  assure to  varying  degrees  that  investors  will  receive  payments  over a predetermined  period under  various  prepayment  scenarios.  Although PAC and TAC bonds are similar,  PAC bonds are better able to provide  stable cash flows under various  prepayment  scenarios  than TAC bonds because of the order in which these tranches are paid.

         The existence of a PAC or TAC tranche can create  higher levels of risk for other  tranches in the CMO because the stability  of the PAC or TAC  tranche is achieved  by  creating  at least one other  tranche -- known as a companion  bond, support or non-PAC bond -- that  absorbs the  variability  of principal  cash flows.  Because  companion  bonds have a high degree of  average  life  variability,  they  generally  pay a higher  yield.  A TAC bond can have  some of the  prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

         Floating-rate  CMO  tranches  (floaters)  pay a  variable  rate of  interest  that is  usually  tied to the LIBOR.
Institutional  investors with short-term  liabilities,  such as commercial banks,  often find floating-rate CMOs attractive investments.  Super floaters  (which float a certain  percentage  above LIBOR) and inverse  floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities are created by segregating  the cash flows from underlying  mortgage loans or mortgage  securities to create two or more new  securities,  each with a specified percentage  of the  underlying  security's  principal or interest  payments.  Mortgage-backed  securities  may be partially stripped so that each investor class receives some interest and some principal.  When  securities are completely  stripped, however,  all of the interest is distributed to holders of one type of security,  known as an  interest-only  security,  or
IO, and all of the principal is distributed to holders of another type of security known as a principal-only  security,  or
PO. Strips can be created in a pass-through structure or as tranches of a CMO.

         The market values of IOs and POs are very sensitive to interest rate and prepayment  rate  fluctuations.  POs, for example,  increase (or decrease) in value as interest rates decline (or rise).  The price behavior of these securities also depends on whether  the  mortgage  collateral  was  purchased  at a premium or discount  to its par value.  Prepayments  on discount  coupon POs  generally  are much lower  than  prepayments  on  premium  coupon  POs.  IOs may be used to hedge the
Portfolio's other  investments  because  prepayments cause the value of an IO strip to move in the opposite  direction from other mortgage-backed securities.

         Commercial  Mortgage-Backed  Securities  (CMBS).  CMBS are securities  created from a pool of commercial  mortgage loans, such as loans for hotels,  shopping centers,  office buildings,  apartment  buildings,  and the like. Interest and principal  payments from these loans are passed on to the investor according to a particular  schedule of payments.  They may be issued by U.S.  government  agencies or by private  issuers.  The credit quality of CMBS depends  primarily on the quality of the  underlying  loans and on the structure of the  particular  deal.  Generally,  deals are  structured  with senior and  subordinate  classes.  Multiple  classes may permit the issuance of securities  with payment terms,  interest rates,  or other  characteristics  differing both from those of each other and those of the underlying  assets.  Examples include classes having  characteristics  such as floating interest rates or scheduled  amortization of principal.  Rating agencies rate the individual  classes of the deal based on the degree of seniority or subordination of a particular class and  other  factors.  The  value  of  these  securities  may  change  because  of  actual  or  perceived  changes  in the creditworthiness of individual  borrowers,  their tenants,  the servicing agents, or the general state of commercial real estate and other factors.

         CMBS may be partially  stripped so that each  investor  class  receives  some  interest and some  principal.  When securities are completely stripped,  however, all of the interest is distributed to holders of one type of security,  known as an  interest-only  security  (IO),  and all of the principal is distributed to holders of another type of security known as a  principal-only  security  (PO).  The Portfolio is permitted to invest in IO classes of CMBS.  As interest  rates rise and fall,  the  value of IOs  tends to move in the same  direction  as  interest  rates.  The cash  flows and  yields on IO classes are  extremely  sensitive to the rate of  principal  payments  (including  prepayments)  on the related  underlying mortgage  assets.  In the cases of IOs,  prepayments  affect the  amount of cash flows  provided  to the  investor.  If the underlying  mortgage assets  experience  greater than anticipated  prepayments of principal,  an investor may fail to fully recoup its initial investment in an IO class of a stripped  mortgage-backed  security, even if the IO class is rated AAA or
Aaa or is derived from a full faith and credit  obligation.  However,  because  commercial  mortgages  are often locked out from prepayment,  or have high prepayment penalties or a defeasance  mechanism,  the prepayment risk associated with a CMBS
IO class is generally less than that of a residential IO.

         Adjustable-Rate  Mortgage Loans (ARMs).  ARMs eligible for inclusion in a mortgage pool generally will provide for a fixed initial mortgage  interest rate for a specified period of time,  generally for either the first three, six, 12, 24,
36, 60 or 84 scheduled  monthly  payments.  Thereafter,  the  interest  rates are subject to periodic  adjustment  based on changes in an index.

         ARMs have minimum and maximum rates beyond which the mortgage  interest rate may not vary over the lifetime of the loan.  Certain ARMs provide for  additional  limitations  on the maximum  amount by which the  mortgage  interest  rate may adjust for any single  adjustment  period.  Negatively  amortizing ARMs may provide  limitations on changes in the required monthly  payment.  Limitations on monthly  payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively  amortizing  ARM by its maturity at the interest  rate in effect  during any  particular month.

         There are two types of indices  that provide the basis for ARM rate  adjustments:  those based on market rates and those  based on a  calculated  measure,  such as a  cost-of-funds  index or a moving  average of mortgage  rates.  Commonly utilized indices include the one-year,  three-year and five-year  constant maturity U.S. Treasury rates (as reported by the
Federal Reserve Board); the three-month  Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term  Treasury securities;  the Eleventh  District Federal Home Loan Bank Cost of Funds Index (EDCOFI);  the National Median Cost of Funds
Index;  the one-month,  three-month,  six-month or one-year London Interbank  Offered Rate (LIBOR);  or six-month CD rates.
Some indices,  such as the one-year  constant  maturity  Treasury rate or three-month  LIBOR,  are highly  correlated  with changes in market  interest  rates.  Other indices,  such as the EDCOFI,  tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

         The EDCOFI reflects the monthly weighted average cost of funds of savings and loan  associations and savings banks whose home offices are located in Arizona,  California  and Nevada (the Federal Home Loan Bank  Eleventh  District) and who
are member  institutions  of the Federal Home Loan Bank of San  Francisco  (the FHLB of San  Francisco),  as computed  from statistics  tabulated and published by the FHLB of San Francisco.  The FHLB of San Francisco normally announces the Cost of
Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

         One-year and three-year  Constant  Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New
York, based on daily closing bid yields on actively traded Treasury  securities  submitted by five leading  broker-dealers.
The median bid yields are used to construct a daily yield curve.

         The National  Median Cost of Funds Index,  similar to the EDCOFI,  is calculated  monthly by the Federal Home Loan
Bank Board (FHLBB) and represents the average monthly interest  expenses on liabilities of member  institutions.  A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

LIBOR is the rate at which banks in London offer  Eurodollars in trades  between banks.  LIBOR has become a key rate in the
U.S. domestic money market because it is perceived to reflect the true global cost of money.

         The  Sub-advisor  may invest in ARMs whose periodic  interest rate  adjustments  are based on new indices as these indices become available.

         Asset-Backed Securities (ABS). ABS are structured like mortgage-backed  securities,  but instead of mortgage loans or interest in mortgage loans,  the underlying  assets may include,  for example,  such items as motor vehicle  installment sales or installment  loan contracts,  leases of various types of real and personal  property,  home equity loans,  student loans,  small  business  loans,  and  receivables  from credit card  agreements.  The ability of an issuer of  asset-backed securities to enforce its security  interest in the  underlying  assets may be limited.  The value of an ABS is affected by changes in the market's  perception of the assets backing the security,  the  creditworthiness  of the servicing  agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

         Payments of  principal  and  interest  passed  through to holders of ABS are  typically  supported by some form of credit enhancement,  such as a letter of credit,  surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities.  The degree of credit  enhancement  varies, and generally applies to only a fraction of the asset-backed  security's par value until exhausted.  If the credit enhancement of an ABS held by the Portfolio has been exhausted,  and if any required  payments of principal and interest are not made with respect to the underlying  loans, the
Portfolio may experience losses or delays in receiving payment.

         Some types of ABS may be less  effective  than other types of  securities  as a means of "locking  in"  attractive long-term  interest  rates.  One reason is the need to reinvest  prepayments  of principal;  another is the  possibility of significant  unscheduled  prepayments  resulting  from  declines  in interest  rates.  These  prepayments  would have to be reinvested at lower rates. As a result,  these securities may have less potential for capital  appreciation  during periods of declining  interest  rates than other  securities  of  comparable  maturities,  although they may have a similar risk of decline  in market  value  during  periods  of rising  interest  rates.  Prepayments  may also  significantly  shorten  the effective  maturities of these  securities,  especially  during periods of declining  interest  rates.  Conversely,  during periods of rising  interest rates, a reduction in prepayments  may increase the effective  maturities of these  securities, subjecting  them to a greater risk of decline in market value in response to rising  interest rates than  traditional  debt securities, and, therefore, potentially increasing the volatility of the Portfolio.

         The risks of investing in ABS are ultimately  dependent upon the repayment of loans by the individual or corporate borrowers.  Although the Portfolio  would  generally have no recourse  against the entity that  originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

         Asset-backed  securities are generally issued in more than one class, each with different payment terms.  Multiple class  asset-backed  securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made  subordinate  to the right to such  payments of the  remaining  class or classes.  Multiple classes also may permit the issuance of securities with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying  assets.  Examples include  so-called  strips  (asset-backed securities  entitling the holder to disproportionate  interests with respect to the allocation of interest and principal of the assets backing the security),  and securities with classes having  characteristics  such as floating  interest rates or scheduled amortization of principal.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST American Century Strategic  Balanced  Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell  short  (unless  it owns,  or by virtue  of its  ownership  of,  other securities  has the right to  obtain  securities  equivalent  in kind and  amount to the  securities  sold);  however,  the
Portfolio  may make  margin  deposits  in  connection  with  the use of any  financial  instrument  or any  transaction  in securities permitted under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment  Policies:  The Portfolio's  share price will fluctuate with changing market conditions and interest rate levels and your  investment may be worth more or less when redeemed than when purchased.  The Portfolio  should not be relied upon for short-term  financial  needs,  nor used to play short-term  swings in the stock or bond markets.  The Portfolio  cannot guarantee  that it will achieve its  investment  objectives.  Fixed income  securities  in which the  Portfolio  may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes, bonds and other debt securities issued by the U.S. Treasury.  These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

         U.S.  Government Agency  Securities.  Issued or guaranteed by U.S.  Government  sponsored  enterprises and federal agencies.  These include  securities  issued by the Federal National  Mortgage  Association,  Government  National Mortgage
Association,  Federal Home Loan Bank,  Federal Land Banks,  Farmers Home  Administration,  Banks for Cooperatives,  Federal
Intermediate  Credit Banks,  Federal Financing Bank, Farm Credit Banks, the Small Business  Association,  and the Tennessee
Valley  Authority.  Some of these  securities  are  supported  by the full faith and credit of the U.S.  Treasury,  and the remainder are  supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and  other  short-term  debt  obligations.
Certificates of deposit are short-term  obligations of commercial  banks. A bankers'  acceptance is a time draft drawn on a commercial bank by a borrower,  usually in connection with international commercial  transactions.  Certificates of deposit may have fixed or variable rates.  The Portfolio may invest in U.S. banks,  foreign branches of U.S. banks,  U.S.  branches of foreign banks and foreign branches of foreign banks.

         Savings  and Loan  Obligations.  Negotiable  certificates  of deposit and other  short-term  debt  obligations  of savings and loan associations.

         Supranational  Entities. The Portfolio may also invest in the securities of certain supranational  entities,  such as the International Development Bank.

         Mortgage-Backed  Securities.  The Portfolio may invest a significant  portion of its fixed income  investments  in mortgage-backed  securities.  Mortgage-backed  securities  are  securities  representing  interest in a pool of  mortgages.
After purchase by the Portfolio,  a security may cease to be rated or its rating may be reduced below the minimum  required for  purchase  by the  Portfolio.  Neither  event will  require a sale of such  security  by the  Portfolio.  However,  the
Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the security.
To the extent that the  ratings  given by Moody's or S&P may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio will attempt to use comparable  ratings as standards for investments in accordance with the investment  policies  continued in the Trust's  Prospectus.  For a discussion  of  mortgage-backed  securities  and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a  portfolio  of mortgages or  mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have priority over others with  respect  to the  receipt  of  prepayments  on the  mortgages.  Therefore,  depending  on the  type of CMOs in which a
Portfolio  invests,  the  investment  may be  subject  to a greater  or  lesser  risk of  prepayment  than  other  types of mortgage-related  securities.  For an additional  discussion of CMOs and certain risks  involved  therein,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Asset-Backed  Securities.  The Portfolio may invest a significant  portion of its fixed income investments in debt obligations  known as asset-backed  securities.  The credit quality of most  asset-backed  securities  depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entity issuing the security is insulated from the credit  risk of the  originator  or any other  affiliated  entities  and the amount and  quality of any credit  support provided to the securities.  The rate of principal  payment on  asset-backed  securities  generally  depends on the rate of principal  payments  received on the  underlying  assets  which in turn may be affected by a variety of economic  and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile Receivable  Securities.  The Portfolio may invest in asset-backed  securities which are backed by receivables from motor vehicle  installment sales contracts or installment loans secured by motor vehicles  ("Automobile
Receivable Securities").

                  Credit  Card  Receivable  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The  Sub-advisor  anticipates  that  asset-backed  securities  backed by assets other than those  described  above will be issued in the future.  The  Portfolio  may invest in such  securities in the future if such investment is otherwise  consistent with its investment objective and policies.  For a discussion of these securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         In addition to the investments described in the Trust's Prospectus, the Portfolio may invest in the following:

         Writing  Covered Call  Options.  The  Portfolio may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written by the  Portfolio.  In writing  covered  call  options,  the  Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies which, in the Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the security or currency  subject to the option or an option to purchase the same  underlying  security or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option.  From time to time,  the Portfolio will write a call option that is not covered but where the  Portfolio  will  establish  and maintain  with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned  securities or  currencies.  While such an option would be "covered"  with  sufficient  collateral to satisfy SEC  prohibitions  on issuing senior  securities,  this type of strategy would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment  objectives.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little risk (in contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price, but conversely,  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's  policy which limits the pledging or mortgaging of its assets.  If the Portfolio  writes  uncovered  options as described  above,  it will bear the risks of having to purchase the  security  subject to the option at a price higher than the exercise price of the option.  As the price of a security could  appreciate  substantially,  the Portfolio's loss could be significant.

         Call options written by the Portfolio will normally have  expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated  upon expiration of the option, the purchase of an identical option in a closing  transaction,  or delivery of the underlying  security or currency upon the exercise of the option.

         The Portfolio will realize a profit or loss from a closing purchase  transaction if the cost of the transaction is less or more than the premium  received  from the writing of the option.  Because  increases  in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security or currency,  any loss resulting from the  repurchase  of a call  option  is  likely to be  offset  in whole or in part by  appreciation  of the  underlying security or currency owned by the Portfolio.

         The Portfolio  will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

         Writing  Covered Put Options.  The Portfolio may write American or European style covered put options and purchase options to close out options previously written by the Portfolio.

         The Portfolio would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade  debt  obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option  having an exercise  price equal to or greater than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances where Sub-advisor wishes to purchase the underlying  security or currency for the Portfolio's  portfolio at a price lower than the current  market  price of the  security or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest  on debt  securities  or  currencies  maintained  to cover the exercise  price  of the  option,  this  technique  could  be used to  enhance  current  return  during  periods  of  market uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency would decline  below the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the  Portfolio.  In  addition,  the  Portfolio,  because it does not own the  specific  securities  or currencies  which it may be required to purchase in the  exercise of the put, can not benefit  from  appreciation,  if any, with respect to such specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the  aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies.  For a discussion of options,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Purchasing  Put Options.  The Portfolio  may purchase  American or European  style put options.  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase put options for  defensive  purposes in order to protect  against an  anticipated  decline in the value of its securities  or  currencies.  An example of such use of put  options is  provided  in this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         The Portfolio  will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The
Portfolio  may also purchase  call options on  underlying  securities or currencies it owns in order to protect  unrealized gains  on  call  options  previously  written  by it.  A call  option  would  be  purchased  for  this  purpose  where  tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call Options.  The Portfolio may purchase  American or European call options.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The  Portfolio  may also  purchase  call  options in order to acquire the  underlying  securities  or currencies.  Examples of such uses of call options are provided this  Statement  under "Certain Risk Factors and Investment
Methods."

         The Portfolio  will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The
Portfolio  may also purchase  call options on  underlying  securities or currencies it owns in order to protect  unrealized gains  on  call  options  previously  written  by it.  A call  option  would  be  purchased  for  this  purpose  where  tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer Options.  The Portfolio may engage in  transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with dealers who will agree to and which are  expected  to be capable  of  entering  into  closing  transactions  with the  Portfolio,  there can be no assurance  that the  Portfolio  will be able to  liquidate  a  dealer  option  at a  favorable  price at any time  prior to expiration.  Failure by the dealer to do so would result in the loss of the premium  paid by the  Portfolio as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in Futures.  The Portfolio may enter into  financial  futures  contracts,  including  stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock  index  futures  contracts  may be used to  attempt  to  provide a hedge for a  portion  of the  Portfolio's portfolio,  as a cash  management  tool,  or as an efficient  way for the  Sub-advisor  to implement  either an increase or decrease in  portfolio  market  exposure in response to changing  market  conditions.  Stock index  futures  contracts  are currently  traded  with  respect to the S&P 500 Index and other  broad  stock  market  indices,  such as the New York Stock
Exchange  Composite  Stock Index and the Value Line Composite  Stock Index.  The Portfolio may,  however,  purchase or sell futures  contracts with respect to any stock index.  Nevertheless,  to hedge the Portfolio's  portfolio  successfully,  the
Portfolio  must sell futures  contacts  with  respect to indices or  subindexes  whose  movements  will have a  significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing  levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio will enter into futures  contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  Futures exchanges and trading in the United States are  regulated  under the  Commodity  Exchange  Act by the CFTC.  Although  techniques  other than the sale and purchase of futures  contracts could be used for the  above-referenced  purposes,  futures  contracts offer an effective and relatively low cost means of implementing  the Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                  Regulatory  Limitations.  The  Portfolio  will engage in  transactions  in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The Portfolio may not enter into futures  contracts or options  thereon if, with respect to positions which do not qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the
Portfolio's  existing  futures  and  premiums  paid for  options on futures  would  exceed 5% of the net asset value of the
Portfolio  after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;
provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the  in-the-money  amount may be excluded in calculating the 5% limitation.

         In instances  involving  the purchase of futures  contracts or call options  thereon or the writing of put options thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade  debt  obligations, equal to the market  value of the  futures  contracts  and options  thereon  (less any related  margin  deposits),  will be identified by the Portfolio to cover the position,  or  alternative  cover (such as owning an offsetting  position) will be employed.

                  Risks of  Transactions  in  Futures  Contracts.  See this  Statement  and the  Trust's  Prospectus  under
"Certain Risks and Investment Methods" for an additional description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an  alternative  to writing or  purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other mutual  funds or  portfolios  of mutual funds managed by the  Sub-advisor or T. Rowe Price  International,  Inc. Such  aggregated  orders would be allocated  among the  Portfolio  and such other mutual funds or  portfolios  of mutual funds in a fair and  non-discriminatory  manner.  See this  Statement and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods" for a  description  of certain risks involved in options on futures contracts.

         Additional Futures and Options  Contracts.  Although the Portfolio has no current intention of engaging in futures or options  transactions  other  than those  described  above,  it  reserves  the right to do so.  Such  futures or options trading might involve risks which differ from those involved in the futures and options described above.

         Foreign Futures and Options.  The Portfolio is permitted to enter into foreign  futures and options  transactions.
See this Statement and the Trust's  Prospectus  under  "Certain Risk Factors and  Investment  Methods" for a description of certain risks involved in foreign futures and options.

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.  dollar-denominated  and  non-U.S.  dollar-denominated securities of foreign issuers in developed  countries.  Because the Portfolio may invest in foreign securities,  investment in the Portfolio  involves  risks that are different in some respects from an investment in a Portfolio  which invests only in  securities of U.S.  domestic  issuers.  Foreign  investments  may be affected  favorably or  unfavorably  by changes in currency  rates  and  exchange  control  regulations.  There may be less  publicly  available  information  about a foreign company  than about a U.S.  company,  and foreign  companies  may not be subject to  accounting,  auditing,  and  financial reporting  standards and requirements  comparable to those  applicable to U.S.  companies.  There may be less  governmental supervision  of  securities  markets,  brokers and issuers of  securities.  Securities  of some foreign  companies are less liquid or more volatile  than  securities of U.S.  companies,  and foreign  brokerage  commissions  and custodian  fees are generally  higher than in the United States.  Settlement  practices may include delays and may differ from those  customary in United  States  markets.  Investments  in foreign  securities  may also be subject to other risks  different  from those affecting U.S.  investments,  including local  political or economic  developments,  expropriation  or  nationalization  of assets,  restrictions on foreign  investment and  repatriation of capital,  imposition of withholding  taxes on dividend or interest  payments,  currency  blockage  (which would  prevent  cash from being  brought  back to the United  States),  and difficulty  in  enforcing  legal  rights  outside  the U.S.  For an  additional  discussion  of certain  risks  involved in investing in foreign  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment
Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter into forward  foreign  currency  exchange contracts  under two  circumstances.  First,  when the  Portfolio  enters  into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second, when the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure  through  the use of a basket of  currencies  or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the  date it  matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful  execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Other  than  as set  forth  above,  and immediately  below,  the  Portfolio  will also not enter into such  forward  contracts  or maintain a net  exposure to such contracts where the  consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in  excess of the value of the  Portfolio's  securities  or other  assets  denominated  in that  currency.  The  Portfolio, however,  in order to avoid excess  transactions and transaction costs, may maintain a net exposure to forward contracts in excess  of the value of the  Portfolio's  securities  or other  assets to which the  forward  contracts  relate  (including accrued  interest to the maturity of the forward on such  securities)  provided  the excess  amount is "covered" by liquid, high-grade  debt  securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other  assets to which the  forward  contracts  relate  may be  securities  or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated in more than one currency.
Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  the Sub-advisor believes that it is important to have the  flexibility to enter into such forward  contracts  when it determines  that the best interests of the Portfolio will be served.

         At the maturity of a forward contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional foreign  currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make  delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the spot  market  some of the foreign  currency  received  upon the sale of the  portfolio  security  if its market  value  exceeds the amount of foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange  should the  Portfolio  desire to resell that  currency to the dealer.  For a discussion of certain risks  involved in foreign  currency  transactions,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures Contracts and Forward Foreign Exchange Contracts.  Options, futures and forward  foreign  exchange  contracts,  including  options  and  futures  on  currencies,  which  offset a  foreign  dollar denominated  bond or currency  position may be  considered  straddles for tax purposes in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the  securities or  currencies  comprising  the straddle  will be deemed not to begin until the straddle is  terminated.
The holding period of the security  offsetting an "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Portfolio.

         Hybrid Commodity and Security  Instruments.  Instruments have been developed which combine the elements of futures contracts or options with those of debt, preferred equity or a depositary  instrument  (hereinafter "Hybrid  Instruments").
Often these  hybrid  instruments  are indexed to the price of a commodity or  particular  currency or a domestic or foreign debt or equity  securities  index.  Hybrid  instruments  may take a variety of forms,  including,  but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity  at a future  point in time,  preferred  stock with  dividend  rates  determined  by  reference to the value of a currency,  or convertible  securities  with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments,  see this Statement  under "Certain Risk Factors and Investment
Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional income, the Portfolio may make secured loans of  Portfolio  securities  amounting  to not more  than 33 1/3% of its total  assets.  This  policy is a  fundamental policy.  Securities  loans are made to  broker-dealers,  institutional  investors,  or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the securities lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee  from  the borrower.  The Portfolio  has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal settlement  period for purchases  and sales of such  securities in such foreign  markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote. The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the Portfolio  may make loans to, or borrow  Portfolios from,  other  mutual  funds or  portfolios  of mutual  funds  sponsored  or  advised  by the  Sub-advisor  or T. Rowe Price
International, Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         When-Issued  Securities.  The Portfolio may from time to time purchase  securities on a  "when-issued"  basis.  At the time the Portfolio  makes the commitment to purchase a security on a when-issued  basis, it will record the transaction and reflect the value of the security in  determining  its net asset  value.  The  Portfolio  does not believe that its net asset value or income will be adversely  affected by its purchase of  securities  on a  when-issued  basis.  The  Portfolio will maintain cash and marketable  securities  equal in value to commitments  for when-issued  securities.  Such segregated securities  either  will  mature  or,  if  necessary,  be sold on or  before  the  settlement  date.  For a  discussion  of when-issued securities, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable only to the AST T. Rowe Price Asset Allocation Portfolio.  These limitations are not fundamental  restrictions,  and can be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of the Portfolio's total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities.  Securities  eligible  for  resale  under  Rule 144A of the  Securities  Act of 1933 may be subject to this 15%
limitation;

         4.       Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the  Portfolio  as security for  indebtedness  except as may be necessary in connection  with  permissible  borrowings or investments and then such  mortgaging,  pledging  or  hypothecating  may not  exceed  33 1/3% of the  Portfolio's  total  assets  at the time of borrowing or investment;

         6.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof to the extent permitted by the
Trust's Prospectus and this Statement;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary  for  clearance of purchases of portfolio  securities and (ii) the Portfolio may make margin deposits in connection with futures  contracts or other permissible investments;

         8.       Invest in  warrants  if,  as a result  thereof,  more  than 10% of the  value of the total  assets of the
Portfolio would be invested in warrants,  provided that this restriction does not apply to warrants  acquired as the result of the purchase of another  security.  For purposes of these  percentage  limitations,  the warrants  will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase a futures  contract or an option  thereon if, with respect to positions in futures or options on futures  which do not represent  bona fide  hedging,  the aggregate  initial  margin and premiums on such  positions  would exceed 5% of the Portfolio's net assets.

         Notwithstanding  anything in the above fundamental and operating  restrictions to the contrary, the Portfolio may, as a fundamental  policy,  invest all of its assets in the securities of a single open-end  management  investment  company with substantially the same fundamental  investment  objectives,  policies and restrictions as the Portfolio subject to the prior  approval of the  Investment  Manager.  The  Investment  Manager will not approve  such  investment  unless:  (a) the
Investment  Manager  believes,  on the advice of counsel,  that such  investment will not have an adverse effect on the tax status of the annuity  contracts and/or life insurance  policies  supported by the separate  accounts of the  Participating
Insurance  Companies  which  purchase  shares of the  Trust;  (b) the  Investment  Manager  has given  prior  notice to the
Participating  Insurance  Companies that it intends to permit such investment and has determined whether such Participating
Insurance Companies intend to redeem any shares and/or discontinue  purchase of shares because of such investment;  (c) the
Trustees  have  determined  that the fees to be paid by the Trust for  administrative,  accounting,  custodial and transfer agency services for the Portfolio  subsequent to such an investment are appropriate,  or the Trustees have approved changes to the  agreements  providing  such  services to reflect a reduction in fees;  (d) the  Sub-advisor  for the  Portfolio has agreed to reduce its fee by the amount of any  investment  advisory  fees paid to the  investment  manager of such open-end management  investment company;  and (e) shareholder  approval is obtained if required by law. The Portfolio will apply for such  exemptive  relief  under the  provisions  of the 1940 Act,  or other such relief as may be  necessary  under the then governing rules and regulations of the 1940 Act, regarding investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment  Policies:  The Portfolio also seeks to moderate price fluctuation by actively  managing its currency  exposure.
The  Portfolio's  investments  will include  high  quality  debt  securities  issued or  guaranteed  by a foreign  national
government,  its  agencies,   instrumentalities  or  political  subdivisions,  debt  securities  issued  or  guaranteed  by supranational  organizations,  corporate  debt  securities,  bank or bank holding  company debt  securities  and other debt securities  including  those  convertible  into  common  stock.  The  Portfolio  may also invest up to 20% of assets in the aggregate in below  investment-grade,  high-risk bonds and emerging market bonds. In addition,  the Portfolio may invest up to 30% of its assets in mortgage-backed  (including  derivatives,  such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

          Sub-advisor  regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected  from each market.  Of course,  there can be no assurance  that
Sub-advisor's forecasts of expected return will be reflected in the actual returns achieved by the Portfolio.

         The  Portfolio's  share price will  fluctuate  with market,  economic and foreign  exchange  conditions,  and your investment  may be worth more or less when  redeemed  than when  purchased.  The  Portfolio  should not be relied upon as a complete  investment  program,  nor used to play  short-term  swings in the global bond or foreign  exchange  markets.  The
Portfolio is subject to risks unique to international investing.

          It is  contemplated  that most  foreign  securities  will be purchased  in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal offices of the issuers of the various  securities are located, if that is the best available market.

          The Portfolio may invest in  investment  portfolios  which have been  authorized  by the  governments  of certain countries  specifically  to permit foreign  investment in securities of companies  listed and traded on the stock exchanges in these  respective  countries.  The Portfolio's  investment in these  portfolios is subject to the provisions of the 1940
Act discussed below. If the Portfolio  invests in such investment  portfolios,  the Portfolio's  shareholders will bear not only  their  proportionate  share of the  expenses  of the  Portfolio  (including  operating  expenses  and the fees of the
Investment  Manager),  but also  will  bear  indirectly  similar  expenses  of the  underlying  investment  portfolios.  In addition, the securities of these investment portfolios may trade at a premium over their net asset value.

          Apart  from the  matters  described  herein,  the  Portfolio  is not aware at this time of the  existence  of any investment or exchange control  regulations which might  substantially  impair the operations of the Portfolio as described in the Trust's Prospectus and this Statement.  It should be noted, however, that this situation could change at any time.

          The Portfolio may invest in companies  located in Eastern  Europe,  Russia or certain Latin  American  countries.
The Portfolio will only invest in a company  located in, or a government of, Eastern  Europe,  Russia or Latin America,  if
the Sub-advisor believes the potential return justifies the risk.

          Risk  Factors of Foreign  Investing.  There are special  risks in investing  in the  Portfolio.  Certain of these risks are  inherent in any  international  mutual fund others  relate more to the  countries  in which the  Portfolio  will invest.  Many of the risks are more  pronounced for investments in developing or emerging  countries.  Although there is no universally  accepted  definition,  a developing  country is generally  considered  to be a country which is in the initial stages of its industrialization cycle with a per capita gross national product of less than $8,000.

          Investors  should  understand that all  investments  have a risk factor.  There can be no guarantee  against loss resulting  from an investment in the  Portfolio,  and there can be no assurance that the  Portfolio's  investment  policies will be  successful,  or that its  investment  objective  will be attained.  The Portfolio is designed for  individual  and institutional  investors  seeking to diversify  beyond the United States in an actively  researched and managed  portfolio, and is intended for long-term  investors  who can accept the risks  entailed in  investment  in foreign  securities.  For a discussion of certain risks  involved in foreign  investing see this  Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds. The Portfolio may invest in Brady Bonds.  Brady Bonds,  which are named after former U.S.  Secretary of the Treasury  Nicholas Brady, are used as a means of  restructuring  the external debt burden of a government in certain emerging  markets.  A Brady bond is created when an outstanding  commercial  bank loan to a government or private entity is exchanged  for  a new  bond  in  connection  with  a  debt  restructuring  plan.  Brady  bonds  may  be  collateralized  or uncollateralized  and  issued  in  various  currencies  (although  typically  in the U.S.  dollar).  They are  often  fully collateralized  as to principal in U.S.  Treasury zero coupon bonds.  However,  even with this  collateralization  feature,
Brady Bonds are often considered  speculative,  below investment grade  investments  because the timely payment of interest is the  responsibility  of the  issuing  party  (for  example,  a Latin  American  country)  and the value of the bonds can fluctuate  significantly  based on the issuer's ability or perceived  ability to make these payments.  Finally,  some Brady
Bonds may be  structured  with floating  rate or low fixed rate  coupons.  The Portfolio  does not expect to have more than
10% of its total assets invested in Brady Bonds.

         Nondiversified  Investment  Company.  Despite its  nondiversified  status  under the  Investment  Company Act, the
Portfolio  generally  will not  invest  more  than 5% of its  assets  in any  individual  corporate  issuer.  However,  the
Portfolio  (1) may place assets in bank  deposits or other  short-term  bank  instruments  with a maturity of up to 30 days provided  that (i) the bank has a short-term  credit  rating of A1+ (or, if unrated,  the  equivalent  as determined by the
Sub-advisor)  and (ii) the Portfolio  may not maintain more than 10% of its total assets with any single bank;  and (2) may maintain  more than 5% of its total  assets,  including  cash and  currencies,  in  custodial  accounts  or deposits of the
Trust's custodian or sub-custodians.

          Writing  Covered Call  Options.  The Portfolio may write (sell)  "covered"  call options and purchase  options to close out  options  previously  written by the  Portfolio.  In writing  covered  call  options,  the  Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered call options will  generally be written on securities or currencies  which, in Sub-advisor's  opinion,  are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The  Portfolio  will write only  covered call  options.  This means that the  Portfolio  will own the security or currency  subject to the option or an option to  purchase  the same  underlying  security or  currency,  having an exercise price equal to or less than the exercise price of the "covered"  option,  or will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating market value of the optioned securities or currencies.

         Portfolio  securities or currencies on which call options may be written will be purchased  solely on the basis of investment  considerations  consistent with the Portfolio's investment objective.  The writing of covered call options is a conservative  investment  technique  believed to involve  relatively  little  risk (in  contrast to the writing of naked or uncovered  options,  which the Portfolio will not do), but capable of enhancing the Portfolio's total return.  When writing a covered  call  option,  the  Portfolio,  in return for the  premium,  gives up the  opportunity  for profit  from a price increase in the underlying  security or currency above the exercise price, but conversely,  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or  currencies,  since it may be  assigned  an exercise  notice at any time prior to the  expiration  of its  obligations  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio  will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the underlying  security or currency  during the option  period.  If the call  option is  exercised,  the  Portfolio  will  realize a gain or loss from the sale of the  underlying  security or currency,  The Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will  reflect,  among other  things,  the current  market price of the  underlying  security or  currency,  the relationship  of the exercise price to such market price,  the historical  price  volatility of the underlying  security or currency,  and the length of the option  period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular  call option  should be written on a particular  security or currency,  will consider the reasonableness  of the  anticipated  premium  and the  likelihood  that a liquid  secondary  market  will  exist  for those options.  The premium  received by the  Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This  liability  will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which  the net asset  value  per  share of the  Portfolio  is  computed  (close of the New York  Stock
Exchange),  or, in the absence of such sale,  the average of the latest bid and asked price.  The option will be terminated upon  expiration  of the  option,  the  purchase  of an  identical  option in a closing  transaction,  or  delivery  of the underlying security or currency upon the exercise of the option.

          Call options written by the Portfolio will normally have expiration  dates of less than nine months from the date written.  The exercise  price of the options may be below,  equal to, or above the current  market values of the underlying securities  or  currencies  at the time the  options  are  written.  From  time to time,  the  Portfolio  may  purchase  an underlying  security or  currency  for  delivery in  accordance  with an exercise  notice of a call option  assigned to it, rather than delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The Portfolio will effect closing  transactions  in order to realize a profit on an outstanding  call option,  to prevent an  underlying  security  or  currency  from being  called,  or, to permit the sale of the  underlying  security or currency.  The Portfolio will realize a profit or loss from a closing  purchase  transaction if the cost of the transaction is less or more than the premium  received  from the  writing of the option.  Because  increases  in the market  price of a call option will  generally  reflect  increases  in the market  price of the  underlying  security  or  currency,  any loss resulting  from the  repurchase  of a call  option  is  likely  to be  offset  in whole or in part by  appreciation  of the underlying security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering call or put options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets  covering  written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

          Writing  Covered Put Options.  Although the  Portfolio  has no current  intention  in the  foreseeable  future of writing American or European style covered put options and purchasing put options to close out options  previously  written by the Portfolio, the Portfolio reserves the right to do so.

          The Portfolio  would write put options only on a covered basis,  which means that the Portfolio would maintain in a segregated  account cash, U.S.  government  securities or other liquid  high-grade debt obligations in an amount not less than the exercise  price or the Portfolio  will own an option to sell the  underlying  security or currency  subject to the option having an exercise  price equal to or greater than the exercise  price of the  "covered"  options at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow  to  secure  payment  of  the  exercise  price.)  The  Portfolio  would  generally  write  covered  put  options  in circumstances where Sub-advisor wishes to purchase the underlying  security or currency for the Portfolio's  portfolio at a price lower than the current  market  price of the  security or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium  received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also  receive  interest  on debt  securities  or  currencies  maintained  to cover the exercise  price  of the  option,  this  technique  could  be used to  enhance  current  return  during  periods  of  market uncertainty.  The risk in such a transaction  would be that the market price of the  underlying  security or currency would decline  below the  exercise  price  less the  premiums  received.  Such a decline  could be  substantial  and  result in a significant  loss to the  Portfolio.  In  addition,  the  Portfolio,  because it does not own the  specific  securities  or currencies  which it may be required to purchase in exercise of the put,  cannot  benefit from  appreciation,  if any, with respect to such specific securities or currencies.

          The Portfolio  will not write a covered put option if, as a result,  the aggregate  market value of all portfolio securities or currencies  covering put or call options exceeds 25% of the market value of the  Portfolio's  net assets.  In calculating  the 25% limit,  the Portfolio will offset,  against the value of assets covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity  dates.  For a discussion of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

          Purchasing Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the  Portfolio  has the right to sell the  underlying  security or currency at the exercise  price at any time during the option period.  The Portfolio may enter into closing sale  transactions  with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline in the value of its  securities or  currencies.  An example of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

          The premium paid by the  Portfolio  when  purchasing a put option will be recorded as an asset of the  Portfolio.
This asset will be adjusted  daily to the option's  current  market value,  which will be the latest sale price at the time at which the net asset  value per  share of the  Portfolio  is  computed  (close of New York  Stock  Exchange),  or, in the absence of such sale,  the latest bid price.  This asset will be  terminated  upon  expiration  of the option,  the selling
(writing) of an identical  option in a closing  transaction,  or the delivery of the  underlying  security or currency upon the exercise of the option.

          Purchasing  Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option period  (American  style) or at the  expiration of the option  (European  style).  The Portfolio may enter into closing sale  transactions with respect to such options,  exercise them or permit them to expire.  The Portfolio may purchase  call  options for the purpose of  increasing  its current  return or avoiding  tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options in order to acquire the underlying  securities or currencies.  Examples of such uses of call options are provided below.

          The Portfolio  may also purchase call options on underlying  securities or currencies it owns in order to protect unrealized  gains on call options  previously  written by it. A call option would be purchased  for this purpose  where tax considerations make it inadvisable to realize such gains through a closing purchase  transaction.  Call options may also be purchased at times to avoid realizing losses.

          The Portfolio will not commit more than 5% of its total assets to premiums when purchasing call or put options.

          Dealer Options.  The Portfolio may engage in transactions  involving  dealer options.  Certain risks are specific to dealer options.  While the Portfolio would look to a clearing  corporation to exercise  exchange-traded  options, if the
Portfolio  were to purchase a dealer  option,  it would rely on the dealer from whom it purchased  the option to perform if the option were  exercised.  While the  Portfolio  will seek to enter into dealer  options only with dealers who will agree to and which are  expected  to be capable  of  entering  into  closing  transactions  with the  Portfolio,  there can be no assurance  that the  Portfolio  will be able to  liquidate  a  dealer  option  at a  favorable  price at any time  prior to expiration.  Failure by the dealer to do so would result in the loss of the premium  paid by the  Portfolio as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions  in Futures.  The Portfolio may enter into financial  futures  contracts,  including  stock index,  interest  rate and currency  futures  ("futures"  or "futures  contracts");  however,  the Portfolio has no current intention  of entering  into  interest  rate  futures.  The  Portfolio,  however,  reserves the right to trade in financial futures of any kind.

          Stock  index  futures  contracts  may be used to  attempt  to  provide a hedge for a portion  of the  Portfolio's portfolio,  as a cash management  tool, or as an efficient way for Sub-advisor to implement  either an increase or decrease in portfolio  market  exposure in response to changing  market  conditions.  Stock index  futures  contracts  are currently traded  with  respect to the S&P 500 Index and other  broad  stock  market  indices,  such as the New York  Stock  Exchange
Composite  Stock Index and the Value Line  Composite  Stock Index.  The Portfolio  may,  however,  purchase or sell futures contracts  with respect to any stock index whose  movements  will, in its judgment,  have a  significant  correlation  with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency futures  contracts may be used to attempt to hedge against changes in prevailing levels of interest rates or currency  exchange rates in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the Portfolio  could sell interest rate or currency  futures as an offset against the effect of expected  increases in interest  rates or currency  exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures  contracts  which are traded on national or foreign  futures  exchanges and are  standardized  as to maturity date and underlying  financial  instrument.  Futures  exchanges and trading in the United
States are regulated under the Commodity  Exchange Act by the CFTC.  Although  techniques  other than the sale and purchase of futures contracts could be used for the above-referenced  purposes,  futures contracts offer an effective and relatively low cost means of implementing  the Portfolio's  objectives in these areas.  For a discussion of futures  transactions  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                   Regulatory  Limitations.  The Portfolio  will engage in  transactions  in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The Portfolio may not enter into futures  contracts or options thereon if, with respect to positions which do not qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts of initial  margin  deposits on the
Portfolio's  existing  futures  and  premiums  paid for  options on futures  would  exceed 5% of the net asset value of the
Portfolio  after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered into;
provided however,  that in the case of an option that is in-the-money at the time of purchase,  the in-the-money amount may be excluded in calculating the 5% limitation.

          In instances  involving the purchase of futures  contracts or call options  thereon or the writing of put options thereon by the Portfolio,  an amount of cash or other liquid assets equal to the market value of the futures  contracts and options  thereon  (less any related  margin  deposits),  will be  identified  by the  Portfolio to cover the  position,  or alternative cover (such as owning an offsetting position) will be employed.

          Options on Futures  Contracts.  As an  alternative  to writing or purchasing  call and put options on stock index futures,  the Portfolio may write or purchase  call and put options on financial  indices.  Such options would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single order to purchase or sell futures contracts  (or options  thereon) may be made on behalf of the  Portfolio  and other mutual  funds or  portfolios  of mutual funds managed by the  Sub-advisor or T. Rowe Price  Associates,  Inc. Such  aggregated  orders would be allocated among the
Portfolio  and  such  other  portfolios  in a fair  and  non-discriminatory  manner.  See this  Statement  and the  Trust's
Prospectus  under "Certain Risk Factors and Investment  Methods" for a description of certain risks involved in options and futures contracts.

          Additional  Futures and  Options  Contracts.  Although  the  Portfolio  has no current  intention  of engaging in futures or options  transactions  other than  those  described  above,  it  reserves  the right to do so.  Such  futures or options trading might involve risks which differ from those involved in the futures and options described above.

          Foreign  Futures and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures and  options.  For a description  of foreign  futures and  options  and certain  risks  involved  therein as well as certain  risks  involved in foreign investing, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Transactions.  The  Portfolio  will  generally  enter into forward  foreign  currency  exchange contracts  under two  circumstances.  First,  when the  Portfolio  enters  into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency,  it may desire to "lock in" the U.S.  dollar price of the security.  Second, when the  Sub-advisor  believes  that the  currency  of a  particular  foreign  country  may suffer or enjoy a  substantial movement  against another  currency,  including the U.S.  dollar,  it may enter into a forward  contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of the Portfolio's  securities  denominated in such foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure  through  the use of a basket of  currencies  or a proxy  currency  where such  currency or  currencies  act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract where the amount of the foreign  currency to be sold  exceeds the value of the  securities  denominated  in such  currency.  The use of this basket  hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency  held in the  Portfolio.  The precise  matching of the forward  contract  amounts and the value of the  securities involved will not generally be possible since the future value of such  securities in foreign  currencies  will change as a consequence  of market  movements in the value of those  securities  between the date the forward  contract is entered into and the  date it  matures.  The  projection  of  short-term  currency  market  movement  is  extremely  difficult,  and the successful  execution  of a  short-term  hedging  strategy  is  highly  uncertain.  Other  than  as set  forth  above,  and immediately  below,  the  Portfolio  will also not enter into such  forward  contracts  or maintain a net  exposure to such contracts where the  consummation  of the contracts  would obligate the Portfolio to deliver an amount of foreign  currency in  excess of the value of the  Portfolio's  securities  or other  assets  denominated  in that  currency.  The  Portfolio, however,  in order to avoid excess  transactions and transaction costs, may maintain a net exposure to forward contracts in excess  of the value of the  Portfolio's  securities  or other  assets to which the  forward  contracts  relate  (including accrued  interest to the maturity of the forward on such  securities)  provided  the excess  amount is "covered" by liquid, high-grade  debt  securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes  "the  securities  or other  assets to which the  forward  contracts  relate  may be  securities  or assets denominated  in a single  currency,  or where proxy  forwards are used,  securities  denominated in more than one currency.
Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated into the longer term investment  decisions made with regard to overall  diversification  strategies.  However,  Sub-advisor  believes that it is important to have the  flexibility to enter into such forward  contracts when it determines  that the best interests of the
Portfolio will be served.  Forward foreign currency exchange contracts  ("forwards") will generally have terms of less than one year, although the Portfolio may occasionally enter into forwards that extend beyond a one-year term.

         At the maturity of a forward contract,  the Portfolio may either sell the portfolio  security and make delivery of the foreign  currency,  or it may retain the security  and  terminate  its  contractual  obligation  to deliver the foreign currency by purchasing an "offsetting"  contract  obligating it to purchase,  on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio  securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary  for the  Portfolio to purchase  additional foreign  currency on the spot market (and bear the expense of such  purchase)  if the market  value of the security is less than the amount of foreign  currency  the  Portfolio is obligated to deliver and if a decision is made to sell the security and make  delivery  of the  foreign  currency.  Conversely,  it may be  necessary  to sell on the spot  market  some of the foreign  currency  received  upon the sale of the  portfolio  security  if its market  value  exceeds the amount of foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as noted,  in order to avoid  excessive  transactions  and transaction  costs,  the Portfolio may use liquid,  high-grade  debt securities  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         The  Portfolio's  dealing  in  forward  foreign  currency  exchange  contracts  will  generally  be limited to the transactions  described above.  However,  the Portfolio reserves the right to enter into forward foreign currency contracts for different  purposes and under different  circumstances.  Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the
Sub-advisor.  It also should be  realized  that this  method of hedging  against a decline in the value of a currency  does not eliminate  fluctuations  in the  underlying  prices of the  securities.  It simply  establishes a rate of exchange at a future  date.  Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values  its assets  daily in terms of U.S.  dollars,  it does not intend to convert  its holdings of foreign  currencies into U.S.  dollars on a daily basis. It will do so from time to time, and investors  should be aware of the costs of currency  conversion.  Although foreign exchange dealers do not charge a fee for conversion,  they do realize a profit  based on the  difference  (the  "spread")  between  the  prices at which  they are buying and  selling various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the Portfolio at one rate,  while  offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         When the  Portfolio  purchases a foreign bond with a higher  interest  rate than is  available on U.S.  bonds of a similar  maturity,  the  additional  yield on the foreign bond could be  substantially  lost if the Portfolio were to enter into a direct hedge by selling the foreign  currency and  purchasing the U.S.  dollar.  This is what is known as the "cost"
of  hedging.  Proxy  hedging  attempts  to reduce  this cost  through  an  indirect  hedge back to the U.S.  dollar.  It is important  to note that  hedging  costs are  treated as capital  transactions  and are not,  therefore,  deducted  from the
Portfolio's  dividend  distribution  and are not reflected in its yield.  Instead such costs will,  over time, be reflected in the  Portfolio's  net asset  value per  share.  For an  additional  discussion  of  certain  risks  involved  in foreign investing, see this Statement and the Trust's Prospectus under "Certain  Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign  Exchange  Contracts.  The Portfolio may
enter into certain option,  futures,  and forward foreign exchange contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are considered Section 1256 contracts will be considered to have been closed at the end of the
Portfolio's  fiscal year and any gains or losses will be  recognized  for tax  purposes at that time.  Such gains or losses from the normal closing or settlement of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a  maximum  rate of 20%) or loss and 40%  short-term  capital  gain or loss  regardless  of the  holding  period  of the instrument (or, in the case of foreign  exchange  contracts,  entirely as ordinary  income or loss).  The Portfolio will be required to distribute net gains on such  transactions to  shareholders  even though it may not have closed the transaction and received cash to pay such distributions.

         Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on currencies,  which offset a foreign dollar  denominated bond or currency  position may be considered  straddles for tax purposes in which case a loss on any  position  in a straddle  will be subject to  deferral  to the  extent of  unrealized  gain in an  offsetting position.  The holding  period of the  securities or currencies  comprising  the straddle will be deemed not to begin until the straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered  call"
option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased  puts on securities,  excluding  certain  "qualified  covered call"
options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio  to continue to qualify for federal  income tax  treatment  as a regulated  investment company,  at least 90% of its gross income for a taxable  year must be derived from  qualifying  income,  i.e.,  dividends, interest,  income derived from loans of securities,  and gains from the sale of securities or currencies.  Tax  regulations could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying income for purposes of the 90% requirement.

         As a result of the "Taxpayer  Relief Act of 1997," entering into certain  option,  futures  contracts,  or forward contracts  may be deemed a  "constructive  sale" of  offsetting  securities,  which could result in a taxable gain from the sale being  distributed to  shareholders.  The Portfolio would be required to distribute any such gain even though it would not receive proceeds from the sale at the time the option, futures or forward position is entered into.

          Hybrid  Commodity  and  Security  Instruments.  Instruments  have been  developed  which  combine the elements of futures  contracts  or  options  with those of debt,  preferred  equity or a  depositary  instrument  (hereinafter  "Hybrid
Instruments").  Often  these  hybrid  instruments  are  indexed to the price of a  commodity  or  particular  currency or a domestic or foreign debt or equity securities index.  Hybrid  instruments may take a variety of forms,  including,  but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity at a future point in time,  preferred  stock with dividend rates  determined by reference to the value of a currency,  or  convertible  securities  with the  conversion  terms  related to a  particular  commodity.  For a discussion of certain risks involved in hybrid  instruments,  see this Statement under "Certain Risk Factors and Investment
Methods."

         Debt Securities.  The Portfolio's  investment  program permits it to purchase below  investment grade  securities.
Since investors  generally  perceive that there are greater risks  associated with investment in lower quality  securities, the yields from such securities  normally exceed those obtainable from higher quality  securities.  However,  the principal value of  lower-rated  securities  generally  will  fluctuate  more widely than higher  quality  securities.  Lower quality investments  entail a higher  risk of default -- that is, the  nonpayment  of  interest  and  principal  by the issuer than higher quality  investments.  Such securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to reduce risk by portfolio  diversification,  credit  analysis,  and attention to trends in the economy,  industries and  financial  markets,  such  efforts  will not  eliminate  all risk.  There can,  of course,  be no  assurance  that the
Portfolio will achieve its investment objective.

         After  purchase by the  Portfolio,  a debt  security may cease to be rated or its rating may be reduced  below the minimum  required for purchase by the  Portfolio.  Neither  event will  require a sale of such  security by the  Portfolio.
However,  Sub-advisor  will consider such event in its  determination  of whether the Portfolio should continue to hold the security.  To the extent  that the  ratings  given by Moody's  Investors  Service,  Inc.  ("Moody's")  or Standard & Poor's
Corporation  ("S&P") may change as a result of changes in such  organizations  or their rating systems,  the Portfolio will attempt to use comparable  ratings as standards for  investments in accordance  with the investment  policies  contained in the  prospectus.  The Portfolio may invest up to 20% of its total assets in  securities  rated below BBB or Baa,  including bonds in default or those with the lowest  rating.  See the Appendix to this  Statement for a more complete  description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield,  High Risk Securities.  Below investment grade securities (rated below Baa by Moody's and below BBB by
S&P) or unrated  securities of equivalent  quality in the  Sub-advisor's  judgment,  carry a high degree of risk (including the  possibility  of default or bankruptcy of the issuers of such  securities),  generally  involve  greater  volatility of price and risk of principal and income,  and may be less liquid,  than  securities in the higher rating  categories and are considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity securities.  For an additional  discussion of certain risks involved in investing in lower-rated debt securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Swaps and Swap-Related  Products.  The Portfolio may enter into interest rate swaps,  caps and floors on either an asset-based  or  liability-based  basis,  depending  upon  whether it is hedging  its assets or its  liabilities,  and will usually  enter into interest  rate swaps on a net basis (i.e.,  the two payment  streams are netted out, with the Portfolio receiving or paying,  as the case may be, only the net amount of the two payments).  The net amount of the excess,  if any, of the Portfolio's  obligations  over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other  liquid  assets  having an  aggregate  net asset  value at least  equal to the accrued excess will be maintained in a segregated  account by the Portfolio's  custodian.  If the Portfolio enters into an interest rate swap on other than a net basis,  it would  maintain a segregated  account in the full amount  accrued on a daily basis of its  obligations  with  respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor transaction  unless the unsecured  senior debt or the  claims-paying  ability of the other party thereto is rated in one of the three highest rating  categories of at least one NRSRO at the time of entering into such  transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap market has grown  substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing  standardized  swap  documentation.  The Sub-advisor has determined that, as a result,  the swap  market  has  become  relatively  liquid.  Caps and floors  are more  recent  innovations  for which standardized  documentation  has not yet been developed  and,  accordingly,  are less liquid than swaps.  To the extent the
Portfolio  sells (i.e.,  writes) caps and floors,  it will  segregate  cash or other liquid  assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of its  obligations  with respect to any caps or floors.

         There is no limit on the amount of interest  rate swap  transactions  that may be entered  into by the  Portfolio.
These  transactions may in some instances  involve the delivery of securities or other  underlying  assets by the Portfolio or its counterparty to collateralize  obligations under the swap. Under the documentation  currently used in those markets, the risk of loss with  respect to interest  rate swaps is limited to the net amount of the payments  that the  Portfolio is contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the
Portfolio  would risk the loss of the payments  that it  contractually  is entitled to receive.  The  Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Zero-Coupon  Securities.  The Portfolio may invest in zero-coupon securities which pay no cash income and are sold at  substantial  discounts  from their value at maturity.  For a discussion  of  zero-coupon  securities  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing additional income, the Portfolio may make secured loans of  portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.  This  policy is a  "fundamental policy."  Securities loans are made to  broker-dealers,  institutional  investors,  or other persons pursuant to agreements requiring that the loans be  continuously  secured by collateral at least equal at all times to the value of the securities lent,  marked to market on a daily basis.  The  collateral  received  will consist of cash or U.S.  government  securities.
While the  securities  are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the  issuer  on the  securities,  as well as  interest  on the  investment  of the  collateral  or a fee  from  the borrower.  The Portfolio  has a right to call each loan and obtain the  securities  on three  business  days' notice or, in connection with securities  trading on foreign  markets,  within such longer period of time which coincides with the normal settlement  period for purchases  and sales of such  securities in such foreign  markets.  The Portfolio  will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation  of any important  vote. The risks in lending portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving additional  collateral  or in the  recovery of the  securities  or  possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC, the  Portfolio may make loans to, or borrow funds from, other  mutual  funds  sponsored or advised by the  Sub-advisor  or T. Rowe Price  Associates,  Inc.  The  Portfolio  has no
current intention of engaging in these practices at this time.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST T. Rowe Price Global Bond Portfolio.  These  limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge, mortgage or hypothecate its assets in excess,  together with permitted borrowings,  of 1/3 of its total assets;

         3.       Purchase  securities  on margin,  except (i) the Portfolio  may make margin  deposits in connection  with futures  contracts or other  permissible  investments and (ii) the Portfolio may obtain such  short-term  credits as may be necessary for the clearance of purchases and sales of securities;

         4.       Purchase illiquid  securities if, as a result,  more than 15% of its net assets would be invested in such securities;

         5.       Buy options on  securities  or financial  instruments,  unless the  aggregate  premiums  paid on all such options held by the Portfolio at any time do not exceed 20% of its net assets;  or sell put options on securities  if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Portfolio's net assets;

         6.       Enter into futures  contracts or purchase options thereon which do not represent bona fide hedging unless immediately  after the  purchase,  the value of the  aggregate  initial  margin with respect to all such futures  contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures  contracts  does not exceed 5% of the Portfolio's  total assets,  provided that in the case of an option that is  in-the-money  at the time of purchase,  the in-the-money amount may be excluded in computing the 5% limit;

         7.       Purchase  warrants if as a result  warrants  taken at the lower of cost or market  value would  represent more than 10% of the value of the Portfolio's  total net assets,  except that this  restriction  does not apply to warrants acquired as a result of the purchase of another security;

         8.       Make securities loans if the value of such securities  loaned exceeds 30% of the value of the Portfolio's total assets at the time any loan is made; all loans of portfolio  securities  will be fully  collateralized  and marked to market  daily.  The  Portfolio  has no current  intention  of making  loans of  portfolio  securities  that would amount to greater than 5% of the Portfolio's total assets; or

         9.       Purchase or sell real estate limited partnership interests.

         10.      Invest more than 20% of its total assets in below investment grade,  high-risk bonds,  including bonds in default or those with the lowest rating;

         11.      Invest in companies for the purpose of exercising management or control;

         12.      Purchase  securities of open-end or closed-end  investment  companies  except in compliance with the 1940
Act; or

         13.      Effect short sales of securities.

         In addition to the restrictions  described above,  some foreign  countries limit, or prohibit,  all direct foreign investment  in the  securities  of their  companies.  However,  the  governments  of some  countries  have  authorized  the organization of investment  funds to permit indirect foreign  investment in such  securities.  For tax purposes these funds may be known as Passive Foreign  Investment  Companies.  The Portfolio is subject to certain  percentage  limitations under the 1940 Act relating to the purchase of securities of investment  companies,  and may be subject to the limitation that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions  with respect to repurchase  agreements  shall be construed to be for repurchase  agreements  entered into for the investment of available cash consistent with the Portfolio's  repurchase agreement procedures,  not repurchase commitments entered into for general investment purposes.

         If a percentage  restriction on investment or utilization of assets as set forth under  "Investment  Restrictions"
and  "Investment  Policies"  above is adhered to at the time an investment is made, a later change in percentage  resulting from changes in the value or the total cost of Portfolio's assets will not be considered a violation of the restriction.

AST Goldman Sachs High Yield Portfolio:

Investment  Objective:  The Portfolio  seeks a high level of current income and may also consider the potential for capital appreciation.

Investment Policies:

         The  Portfolio  is  appropriate  for  investors  who seek a high level of current  income and who also may wish to consider  the  potential  for  capital  appreciation.  A number of  investment  strategies  are used to seek to achieve the
Portfolio's  investment  objective,  including  market sector  selection,  determination of yield curve exposure and issuer selection.  In addition,  the  Sub-Adviser  will attempt to take advantage of pricing  inefficiencies  in the  fixed-income markets.  The  Sub-Adviser  starts the  investment  process  with  economic  analysis to  determine  broad  growth  trends, industry-specific  events and market forecasts.  The market value of non-investment grade fixed-income  securities tends to reflect  individual  developments  within a company to a greater extent than higher rated  corporate debt or Treasury bonds that react  primarily  to  fluctuations  in interest  rates.  Therefore,  determining  the  creditworthiness  of issuers is critical.  To that end, the  Portfolio's  portfolio  managers have access to Goldman Sachs' highly regarded Credit Research and Global  Investment  Research  Departments,  as well as analysis from the firm's High Yield Research  Group, a dedicated group of 15 professionals  in the high yield and emerging market  corporate bond research area,  consisting of industry and regional market  specialists.  In addition,  the portfolio managers may review the opinions of the two largest  independent credit  rating  agencies,  Standard & Poor's and Moody's.  The  Portfolio's  portfolio  managers and credit  analysts  also conduct  their own  in-depth  analysis of the issues  considered  for  inclusion  in the Fund's  portfolio.  The  portfolio managers  and credit  analysts  evaluate  such  factors as a company's  competitive  position,  the strength of its balance sheet, its ability to withstand  economic  downturns and its potential to generate ample cash flow to service its debt. The ability  to  analyze  accurately  a  company's  future  cash  flow  by  correctly  anticipating  the  impact  of  economic, industry-wide  and specific events is critical to successful  high yield  investing.  GSAM's goal is to identify  companies with the potential to strengthen  their balance  sheets by increasing  their  earnings,  reducing their debt or effecting a turnaround.  GSAM analyzes  trends in a company's  debt picture (i.e.,  the level of its interest  coverage) as well as new developments in its capital  structure on an ongoing basis.  GSAM believes that this ongoing  reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

         The  Portfolio is  diversified  among  different  sectors and  industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive  concentration in any one industry,  the Fund's specific industry  weightings are the result of individual  security  selection.  Emerging  market debt  considered for the Portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

         Return on and Risks of High Yield  Securities.  High yield bonds can deliver  higher  yields and total return than either  investment grade corporate bonds or U.S. Treasury bonds.  However,  because these  non-investment  grade securities involve higher risks in return for higher income,  they are best suited to long-term  investors who are financially  secure enough to withstand volatility and the risks associated with such investments.

         For high yield,  non-investment grade securities, as for most investments,  there is a direct relationship between risk and return.  Along with their  potential to deliver  higher yields and greater  capital  appreciation  than most other types of fixed-income  securities,  high yield  securities are subject to higher risk of loss,  greater  volatility and are considered  speculative  by  traditional  investment  standards.  The most  significant  risk  associated  with high  yield securities  is credit risk:  the risk that the company  issuing a high yield  security may have  difficulty  in meeting its principal  and/or interest  payments on a timely basis. As a result,  extensive  credit  research and  diversification  are essential  factors in managing  risk in the high yield  arena.  To a lesser  extent,  high yield bonds are also  subject to interest rate risk:  when interest rates increase, the value of fixed income securities tends to decline.

Investment Policies:

         U. S.  Government  Securities  The  Portfolio  may  invest in U.S.  Government  Securities.  Some U.S.  Government
Securities  (such as Treasury bills,  notes and bonds,  which differ only in their interest rates,  maturities and times of issuance)  are  supported  by the full  faith and  credit of the  United  States.  Others,  such as  obligations  issued or guaranteed by U.S. government agencies,  instrumentalities or sponsored enterprises,  are supported either by (i) the right of the issuer to borrow  from the U.S.  Treasury,  (ii) the  discretionary  authority  of the U.S.  government  to purchase certain  obligations  of the  issuer  or  (iii) only  the  credit  of the  issuer.  The U.S.  government  is under no legal obligation,  in general,  to purchase the  obligations  of its agencies,  instrumentalities  or sponsored  enterprises.  No assurance  can be given  that the  U.S.  government  will  provide  financial  support  to the  U.S.  government  agencies, instrumentalities or sponsored enterprises in the future.

         U.S.  Government  Securities  include (to the extent  consistent with the Act) securities for which the payment of principal  and  interest is backed by an  irrevocable  letter of credit  issued by the U.S.  government,  or its  agencies, instrumentalities  or sponsored  enterprises.  U.S.  Government  Securities also include (to the extent consistent with the
Act)  participations  in loans made to foreign  governments  or their  agencies  that are  guaranteed  as to principal  and interest by the U.S.  government or its agencies,  instrumentalities  or sponsored  enterprises.  The secondary  market for certain of these  participations is extremely limited.  In the absence of a suitable secondary market,  such participations are regarded as illiquid.

         The  Portfolio  may also  purchase  U.S.  Government  Securities  in  private  placements  and may also  invest in separately  traded  principal  and interest  components of  securities  guaranteed or issued by the U.S.  Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

         Custodial  Receipts  and  Trust   Certificates.   The  Portfolio  may  invest  in  custodial  receipts  and  trust certificates,  which may be underwritten  by securities  dealers or banks,  representing  interests in securities held by a custodian or trustee.  The securities so held may include U.S. Government  Securities,  Municipal Securities or other types of  securities  in which the  Portfolio  may invest.  The custodial  receipts or trust  certificates  are  underwritten  by securities  dealers or banks and may evidence  ownership of future  interest  payments,  principal  payments or both on the underlying  securities,  or, in some cases, the payment  obligation of a third party that has entered into an interest rate swap or other  arrangement  with the custodian or trustee.  For certain  securities  law purposes,  custodial  receipts and trust certificates may not be considered  obligations of the U.S.  government or other issuer of the securities held by the custodian  or  trustee.  As  a  holder  of  custodial  receipts  and  trust  certificates,  the  Portfolio  will  bear  its proportionate  share of the fees and expenses  charged to the custodial  account or trust. The Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

         Although  under the terms of a custodial  receipt or trust  certificate  a Fund would be typically  authorized  to assert its rights directly  against the issuer of the underlying  obligation,  the Fund could be required to assert through the custodian  bank or trustee those rights as may exist against the underlying  issuers.  Thus, in the event an underlying issuer  fails to pay  principal  and/or  interest  when due, a Fund may be subject to delays,  expenses  and risks that are greater  than  those  that would have been  involved  if the Fund had  purchased  a direct  obligation  of the  issuer.  In addition,  in the event that the trust or  custodial  account in which the  underlying  securities  have been  deposited is determined to be an association  taxable as a  corporation,  instead of a non-taxable  entity,  the yield on the underlying securities would be reduced in recognition of any taxes paid.

         Certain custodial  receipts and trust  certificates may be synthetic or derivative  instruments that have interest rates that reset  inversely to changing  short-term  rates and/or have embedded  interest rate floors and caps that require the issuer to pay an adjusted  interest  rate if market  rates fall below or rise above a specified  rate.  Because some of these instruments  represent relatively recent innovations,  and the trading market for these instruments is less developed than the markets for traditional  types of instruments,  it is uncertain how these instruments will perform under different economic and interest-rate  scenarios.  Also,  because these instruments may be leveraged,  their market values may be more volatile than other types of fixed income  instruments  and may present  greater  potential  for capital gain or loss.  The possibility of default by an issuer or the issuer's credit provider may be greater for these  derivative  instruments  than for  other  types  of  instruments.  In some  cases,  it may be  difficult  to  determine  the fair  value of a  derivative instrument  because of a lack of reliable  objective  information and an established  secondary market for some instruments may not exist.  In many cases,  the Internal  Revenue  Service has not ruled on the tax treatment of the interest  received on the derivative  instruments and,  accordingly,  purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

         Mortgage  Loans and  Mortgage-Backed  Securities  The  Portfolio  may each invest in mortgage  loans and  mortgage pass-through  securities and other securities  representing an interest in or  collateralized  by adjustable and fixed-rate mortgage loans ("Mortgage-Backed Securities").

         Mortgage-Backed  Securities (including  collateralized mortgage obligations,  REMICs and stripped  mortgage-backed securities  described  below) are subject to both call risk and extension risk.  Because of these risks,  these  securities can have significantly greater price and yield volatility than with traditional fixed-income securities.

                  General Characteristics.  Each mortgage pool underlying  Mortgage-Backed  Securities consists of mortgage loans  evidenced  by  promissory  notes  secured  by first  mortgages  or first  deeds of trust or other  similar  security instruments  creating a first lien on owner occupied and non-owner occupied one-unit to four-unit  residential  properties, multi-family  (i.e.,  five or more) properties,  agricultural  properties,  commercial  properties and mixed use properties
(the "Mortgaged  Properties").  The Mortgaged  Properties may consist of detached individual  dwelling units,  multi-family dwelling units, individual condominiums,  townhouses,  duplexes,  triplexes,  fourplexes,  row houses,  individual units in planned unit  developments  and other  attached  dwelling  units.  The Mortgaged  Properties  may also include  residential investment properties and second homes.

         The  investment  characteristics  of adjustable  and fixed rate  Mortgage-Backed  Securities  differ from those of
traditional   fixed-income   securities.   The  major  differences  include  the  payment  of  interest  and  principal  on
Mortgage-Backed  Securities on a more frequent  (usually  monthly)  schedule,  and the  possibility  that  principal may be prepaid at any time due to prepayments on the underlying  mortgage loans or other assets.  These  differences can result in significantly  greater  price and  yield  volatility  than is the case with  traditional  fixed-income  securities.  To the extent that the Portfolio invests in Mortgage-Backed  Securities,  the Sub-Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

         The rate of  interest  on  mortgage-backed  securities  is  normally  lower  than the  interest  rates paid on the mortgages  included in the  underlying  pool due to the annual fees paid to the servicer of the  mortgage  pool for passing through  monthly  payments  to  certificate  holders  and to  any  guarantor,  such  as the  Government  National  Mortgage
Association  ("Ginnie  Mae"),  and due to any yield  retained by the issuer.  Actual  yield to the holder may vary from the coupon rate, even if adjustable,  if the  mortgage-backed  securities are purchased or traded in the secondary  market at a premium or discount.

         The  issuers of certain  mortgage-backed  obligations  may elect to have the pool of mortgage  loans (or  indirect interests in mortgage loans)  underlying the securities  treated as a real estate mortgage  investment  conduit  ("REMIC"), which is subject to special  federal income tax rules. A description  of the types of  mortgage-backed  securities in which the Portfolio may invest is provided below.  The  descriptions  are general and summary in nature,  and do not detail every possible variation of the types of securities that are permissible for the Portfolio.

                  Adjustable  Rate Mortgage Loans ("ARMs").  The Portfolio may, invest in ARMs. ARMs generally  provide for a fixed initial  mortgage  interest rate for a specified  period of time.  Thereafter,  the interest  rates (the  "Mortgage
Interest  Rates") may be subject to periodic  adjustment  based on changes in the applicable index rate (the "Index Rate").
The  adjusted  rate would be equal to the Index Rate plus a fixed  percentage  spread over the Index Rate  established  for each ARM at the time of its  origination.  ARMs allow the Portfolio to  participate  in increases in interest rates through periodic increases in the securities coupon rates.  During periods of declining  interest rates,  coupon rates may readjust downward resulting in lower yields to a Fund.

         ARMs also have the risk of prepayments.  The rate of principal  prepayments with respect to ARMs has fluctuated in recent years.  The value of  Mortgage-Backed  Securities that are structured as pass through  mortgage  securities that are collateralized  by ARMs are less  likely  to rise  during  periods  of  declining  interest  rates  to the same  extent  as fixed-rate  securities.  Accordingly,  ARMs may be  subject  to a  greater  rate of  principal  repayments  in a  declining interest rate  environment  resulting in lower yields to a Fund. ARMs are also typically  subject to maximum  increases and decreases in the interest  rate  adjustment  which can be made on any one  adjustment  date, in any one year, or during the life of the security.  In the event of dramatic  increases or decreases in prevailing  market interest rates,  the value of a Fund's  investment  in ARMs may  fluctuate  more  substantially  since these limits may prevent the  security  from fully adjusting its interest rate to the prevailing  market rates. As with  fixed-rate  mortgages,  ARM prepayment  rates vary in both stable and changing interest rate environments.

                  Fixed-Rate  Mortgage  Loans.  Generally,  fixed-rate  mortgage  loans  included  in a mortgage  pool (the
"Fixed-Rate  Mortgage  Loans") will bear simple interest at fixed annual rates and have original terms to maturity  ranging from 5 to 40 years.  Fixed-Rate  Mortgage  Loans  generally  provide for  monthly  payments of  principal  and  interest in substantially  equal  installments for the term of the mortgage note in sufficient  amounts to fully amortize  principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

                  Government  Guaranteed  Mortgage-Backed  Securities.  There are several  types of  government  guaranteed
Mortgage-Backed  Securities  currently  available,  including  guaranteed mortgage  pass-through  certificates and multiple class securities,  which include guaranteed Real Estate Mortgage Investment Conduit  Certificates  ("REMIC  Certificates"),
other  collateralized  mortgage  obligations  and  stripped  Mortgage-Backed  Securities.  There  is  risk  that  the  U.S.
Government will not provide financial support to its agencies,  authorities,  instrumentalities or sponsored enterprises. A
Fund may purchase U.S.  Government  securities that are not backed by the full faith and credit of the United States,  such as those  issued by Fannie Mae and Freddie  Mac. The maximum  potential  liability  of the issuers of some U.S.  Government securities  held by a Fund may greatly  exceed their  current  resources,  including  their legal right to support from the
U.S. Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

         Guaranteed Mortgage Pass-Through Securities.

                  Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned  corporate  instrumentality  of the United States.
Ginnie Mae is authorized to guarantee the timely  payment of the principal of and interest on  certificates  that are based on and backed by a pool of mortgage  loans  insured by the Federal  Housing  Administration  ("FHA"),  or guaranteed by the
Veterans  Administration  ("VA"),  or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty,  Ginnie Mae is  authorized  to borrow from the U.S.  Treasury in an unlimited  amount.  The National  Housing Act provides  that the full faith and credit of the United  States is pledged to the timely  payment of principal  and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

                  Fannie Mae  Certificates.  Fannie Mae is a  stockholder-owned  corporation  chartered under an act of the
U.S.  Congress.  Generally,  Fannie Mae  Certificates  are issued and  guaranteed  by Fannie Mae and represent an undivided interest in a pool of  mortgage  loans (a "Pool")  formed by Fannie Mae. A Pool  consists  of  residential  mortgage  loans either  previously  owned by Fannie Mae or  purchased by it in  connection  with the  formation  of the Pool.  The mortgage loans may be either  conventional  mortgage  loans  (i.e.,  not insured or  guaranteed  by any U.S.  government  agency) or mortgage  loans that are either  insured by the FHA or  guaranteed  by the VA.  However,  the mortgage  loans in Fannie Mae
Pools are primarily  conventional  mortgage loans. The lenders  originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

         Fannie Mae has  certain  contractual  responsibilities.  With  respect to each Pool,  Fannie Mae is  obligated  to distribute  scheduled  installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received,  to Certificate  holders.  Fannie Mae also is obligated to distribute to holders of  Certificates an amount equal to the full  principal  balance of any  foreclosed  mortgage  loan,  whether  or not such  principal  balance  is  actually recovered.  The  obligations  of Fannie Mae under its guaranty of the Fannie Mae  Certificates  are  obligations  solely of
Fannie Mae.

                  Freddie Mac  Certificates.  Freddie Mac is a publicly  held U.S.  government  sponsored  enterprise.  The principal  activity of Freddie Mac currently is the purchase of first lien,  conventional,  residential  mortgage loans and participation  interests in such mortgage loans and their resale in the form of mortgage securities,  primarily Freddie Mac
Certificates.  A Freddie Mac Certificate  represents a pro rata interest in a group of mortgage loans or  participations in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

         Freddie Mac guarantees to each  registered  holder of a Freddie Mac  Certificate the timely payment of interest at the rate  provided  for by such Freddie Mac  Certificate  (whether or not received on the  underlying  loans).  Freddie Mac also guarantees to each registered  Certificate holder ultimate  collection of all principal of the related mortgage loans, without any offset or  deduction,  but does not,  generally,  guarantee  the timely  payment of  scheduled  principal.  The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

         The  mortgage  loans  underlying  the  Freddie  Mac and Fannie Mae  Certificates  consist  of  adjustable  rate or fixed-rate  mortgage  loans with  original  terms to maturity of up to forty  years.  Substantially  all of these  mortgage loans are secured by first liens on  one-to-four-family  residential  properties or  multi-family  projects.  Each mortgage loan  must  meet the  applicable  standards  set forth in the law  creating  Freddie  Mac or  Fannie  Mae.  A  Freddie  Mac
Certificate group may include whole loans,  participation  interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

                  Mortgage Pass-Through  Securities.  To the extent consistent with their investment policies,  the Taxable
Funds (other than the Enhanced  Income Fund and Emerging  Markets Debt Fund) may invest in both  government  guaranteed and privately  issued  mortgage  pass-through  securities  ("Mortgage  Pass-Throughs"),  that  are  fixed  or  adjustable  rate
Mortgage-Backed  Securities  which  provide for monthly  payments  that are a  "pass-through"  of the monthly  interest and principal  payments  (including any prepayments) made by the individual  borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

                  Conventional  Mortgage Loans. The  conventional  mortgage loans underlying the Freddie Mac and Fannie Mae
Certificates  consist of adjustable  rate or fixed-rate  mortgage loans normally with original terms to maturity of between five and  thirty  years.  Substantially  all of these  mortgage  loans are  secured by first  liens on one- to  four-family residential  properties or multi-family  projects.  Each mortgage loan must meet the applicable  standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate  group may include whole loans,  participation  interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

                  Multiple Class  Mortgage-Backed  Securities and Collateralized  Mortgage  Obligations.  The Portfolio may
invest in multiple class securities including  collateralized  mortgage obligations ("CMOs") and REMIC Certificates.  These securities may be issued by U.S.  government  agencies,  instrumentalities  or sponsored  enterprises such as Fannie Mae or
Freddie  Mac or,  to the  extent  consistent  with the  Portfolio's  investment  policies,  by  trusts  formed  by  private originators of, or investors in, mortgage loans,  including savings and loan  associations,  mortgage  bankers,  commercial banks,  insurance  companies,  investment  banks and special purpose  subsidiaries of the foregoing.  In general,  CMOs are debt obligations of a legal entity that are  collateralized  by, and multiple class  Mortgage-Backed  Securities  represent direct  ownership  interests in, a pool of mortgage loans or  Mortgage-Backed  Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

                  Stripped  Mortgage-Backed  Securities.  The Portfolio may invest in stripped  mortgage-backed  securities
("SMBS"),  which are derivative multiclass mortgage securities,  issued or guaranteed by the U.S. government,  its agencies or  instrumentalities  or, to the  extent  consistent  with a Fund's  investment  policies,  non-governmental  originators.
Certain SMBS may not be readily  marketable  and will be  considered  illiquid for  purposes of each Fund's  limitation  on investments  in illiquid  securities.  The  Sub-Adviser  may determine that SMBS which are U.S.  Government  Securities are liquid for  purposes  of each Fund's  limitation  on  investments  in illiquid  securities.  The market  value of the class consisting  entirely of principal  payments  generally is unusually  volatile in response to changes in interest rates. The yields on a class of SMBS that  receives  all or most of the  interest  from  Mortgage  Assets are  generally  higher  than prevailing market yields on other  Mortgage-Backed  Securities because their cash flow patterns are more volatile and there is a greater risk that the initial  investment  will not be fully  recouped.  A Fund's  investment  in SMBS may require the
Fund to sell certain of its  portfolio  securities  to generate  sufficient  cash to satisfy  certain  income  distribution requirements.

         Privately  Issued  Mortgage-Backed  Securities  The  Portfolio  may  invest in  privately  issued  Mortgage-Backed
Securities.   Privately  issued   Mortgage-Backed   Securities  are  generally  backed  by  pools  of  conventional  (i.e., non-government  guaranteed or insured) mortgage loans. The seller or servicer of the underlying  mortgage  obligations will generally make representations and warranties to  certificate-holders  as to certain  characteristics of the mortgage loans and as to the  accuracy of certain  information  furnished  to the trustee in respect of each such  mortgage  loan.  Upon a
breach  of  any   representation  or  warranty  that  materially  and  adversely  affects  the  interests  of  the  related certificate-holders  in a mortgage  loan, the seller or servicer  generally will be obligated  either to cure the breach in all material  respects,  to  repurchase  the mortgage loan or, if the related  agreement so provides,  to substitute in its place a mortgage loan pursuant to the  conditions  set forth  therein.  Such a repurchase or  substitution  obligation  may constitute  the sole remedy  available to the related  certificate-holders  or the trustee for the  material  breach of any such representation or warranty by the seller or servicer.

                  Ratings. The ratings assigned by a rating organization to Mortgage  Pass-Throughs  address the likelihood of the  receipt  of all  distributions  on the  underlying  mortgage  loans by the  related  certificate-holders  under the agreements  pursuant  to  which  such  certificates  are  issued.  A  rating  organization's  ratings  normally  take  into consideration  the credit quality of the related  mortgage pool,  including any credit  support  providers,  structural and legal  aspects  associated  with such  certificates,  and the extent to which the payment  stream on such  mortgage pool is adequate to make payments  required by such  certificates.  A rating  organization's  ratings on such  certificates do not, however,  constitute a statement  regarding  frequency of  prepayments  on the related  mortgage  loans.  In addition,  the rating  assigned by a rating  organization to a certificate  may not address the remote  possibility  that, in the event of the  insolvency of the issuer of  certificates  where a  subordinated  interest was retained,  the issuance and sale of the senior  certificates may be  recharacterized as a financing and, as a result of such  recharacterization,  payments on such certificates may be affected.

                  Credit Enhancement.  Mortgage pools credited by  non-governmental  issuers generally offer a higher yield than  government  and  government-related  pools because of the absence of direct or indirect  government or agency payment guarantees.  To lessen the effect of failures by obligors on underlying  assets to make  payments.  Mortgage  Pass-Throughs may contain  elements of credit  support.  Credit support falls  generally into two  categories:  (i) liquidity  protection and (ii) protection  against losses  resulting from default by an obligor on the underlying  assets.  Liquidity  protection refers to the  provision of advances,  generally by the entity  administering  the pools of  mortgages,  the provision of a reserve  fund,  or a  combination  thereof,  to ensure,  subject to certain  limitations,  that  scheduled  payments on the underlying pool are made in a timely fashion.  Protection  against losses  resulting from default ensures  ultimate payment of the  obligations  on at least a portion of the assets in the pool.  Such credit  support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

                  Subordination;  Shifting of Interest;  Reserve Fund.  In order to achieve  ratings on one or more classes of Mortgage  Pass-Throughs,  one or more classes of  certificates  may be subordinate  certificates  which provide that the rights of the subordinate  certificate-holders  to receive any or a specified portion of distributions  with respect to the underlying  mortgage loans may be  subordinated  to the rights of the senior  certificate-holders.  If so  structured,  the subordination feature may be enhanced by distributing to the senior  certificate-holders  on certain distribution dates, as payment of principal,  a specified  percentage  (which  generally  declines over time) of all principal  payments  received during  the  preceding  prepayment  period  ("shifting  interest  credit  enhancement").  This  will  have  the  effect  of accelerating the amortization of the senior  certificates  while increasing the interest in the trust fund evidenced by the subordinate  certificates.  Increasing  the  interest  of the  subordinate  certificates  relative  to that  of the  senior certificates is intended to preserve the availability of the  subordination  provided by the subordinate  certificates.  In addition,  because the senior  certificate-holders  in a shifting  interest  credit  enhancement  structure are entitled to receive a percentage of principal  prepayments  which is greater than their  proportionate  interest in the trust fund, the rate of principal  prepayments  on the mortgage  loans will have an even greater  effect on the rate of principal  payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

                  Alternative Credit Enhancement.  As an alternative,  or in addition to the credit enhancement afforded by subordination,  credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance,  hazard insurance,  by the  deposit of cash,  certificates  of deposit,  letters of credit,  a limited  guaranty  or by such other  methods as are acceptable to a rating agency. In certain  circumstances,  such as where credit  enhancement is provided by guarantees or a letter of credit,  the  security  is subject to credit risk  because of its  exposure  to an  external  credit  enhancement provider.

                  Voluntary  Advances.  In the event of  delinquencies  in payments on the mortgage  loans  underlying  the
Mortgage  Pass-Throughs,  the  servicer  may agree to make  advances  of cash for the benefit of  certificate-holders,  but generally  will do so only to the extent  that it  determines  such  voluntary  advances  will be  recoverable  from future payments and collections on the mortgage loans or otherwise.

                  Optional  Termination.  Generally,  the  servicer  may, at its option with  respect to any  certificates, repurchase all of the underlying mortgage loans remaining  outstanding at such time if the aggregate  outstanding principal balance  of such  mortgage  loans is less  than a  specified  percentage  (generally  5-10%) of the  aggregate  outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

         Asset-Backed  Securities The Portfolio may invest in asset-backed  securities.  Asset-backed  securities represent participations  in, or are secured by and payable from, assets such as motor vehicle  installment  sales,  installment loan contracts,  leases of various  types of real and  personal  property,  receivables  from  revolving  credit  (credit  card)
agreements and other categories of receivables.  Such assets are securitized  through the use of trusts and special purpose corporations.  Payments or  distributions  of  principal  and interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial  institution  unaffiliated  with the trust or  corporation,  or other  credit  enhancements  may be present.  During  periods of declining  interest  rates, prepayment  of loans  underlying  asset-backed  securities  can be expected to  accelerate.  Accordingly,  the  Portfolio's ability  to  maintain  positions  in such  securities  will be  affected  by  reductions  in the  principal  amount of such securities  resulting  from  prepayments,  and its ability to reinvest  the returns of principal  at  comparable  yields is subject to  generally  prevailing  interest  rates at that time.  To the extent  that a Portfolio  invests in  asset-backed securities,  the values of the  Portfolio's  securities  will vary with changes in market  interest rates generally and the differentials in yields among various kinds of asset-backed securities.

         Asset-backed  securities present certain additional risks because  asset-backed  securities  generally do not have the benefit of a security  interest in collateral  that is comparable to Mortgage  Assets.  Therefore,  if the issuer of an asset-backed  security  defaults on its payment  obligations,  there is the possibility that, in some cases, a Fund will be unable to possess and sell the  underlying  collateral and that a Fund's  recoveries on  repossessed  collateral may not be available to support payments on these securities.

         Loan  Participations.  The Portfolio may invest in loan  participations.  A loan participation is an interest in a loan to a U.S. or foreign  company or other  borrower  which is  administered  and sold by a financial  intermediary.  In a typical  corporate  loan  syndication,  a number of  lenders,  usually  banks  (co-lenders),  lend a  corporate  borrower a specified sum pursuant to the terms and  conditions of a loan  agreement.  One of the  co-lenders  usually agrees to act as the agent bank with respect to the loan.

         Participation  interests  acquired by the Portfolio may take the form of a direct or co-lending  relationship with the  corporate  borrower,  an  assignment  of an  interest  in  the  loan  by a  co-lender  or  another  participant,  or a participation  in the seller's share of the loan.  When the Portfolio acts as co-lender in connection  with a participation interest or when the Portfolio acquires certain  participation  interests,  the Portfolio will have direct recourse against the borrower if the borrower  fails to pay  scheduled  principal and  interest.  In cases where the Portfolio  lacks direct recourse,  it will look to the agent bank to enforce  appropriate  credit  remedies  against the borrower.  In these cases, the  Portfolio  may be subject to delays,  expenses and risks that are greater than those that would have been  involved if the Portfolio had purchased a direct  obligation  (such as commercial  paper) of such borrower.  For example,  in the event of the bankruptcy or insolvency of the corporate  borrower,  a loan participation may be subject to certain defenses by the borrower  as a result of improper  conduct by the agent  bank.  Moreover,  under the terms of the loan  participation,  the
Portfolio may be regarded as a creditor of the agent bank (rather than of the underlying corporate  borrower),  so that the
Portfolio  may also be subject to the risk that the agent bank may become  insolvent.  The  secondary  market,  if any, for these loan  participations  is limited and loan  participations  purchased by the  Portfolio  will  normally be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the Portfolio's  investments,  the issuer of a loan  participation  will be the  underlying  borrower.  However,  in cases where the  Portfolio  does not have recourse  directly  against the  borrower,  both the  borrower  and each agent bank and  co-lender  interposed  between the
Portfolio and the borrower will be deemed issuers of a loan participation.

         Zero Coupon,  Deferred  Interest,  Pay-in-Kind and Capital  Appreciation  Bonds.  The Portfolio may invest in zero coupon,  deferred  interest,  pay-in-kind  ("PIK") and capital  appreciation  bonds.  Zero  coupon,  deferred  interest and capital  appreciation  bonds are debt  securities  issued or sold at a  discount  from  their  face  value and which do not entitle  the holder to any  periodic  payment of  interest  prior to  maturity or a  specified  date.  The  original  issue discount  varies  depending on the time  remaining  until maturity or cash payment date,  prevailing  interest  rates,  the liquidity  of the security and the  perceived  credit  quality of the issuer.  These  securities  also may take the form of debt  securities  that have been  stripped of their  unmatured  interest  coupons,  the coupons  themselves  or receipts or certificates  representing  interests in such  stripped  debt  obligations  or coupons.  The market  prices of zero coupon, deferred  interest,  capital  appreciation  bonds and PIK securities  generally are more volatile than the market prices of interest  bearing  securities  and are likely to respond to a greater  degree to changes in  interest  rates than  interest bearing securities having similar maturities and credit quality.

         PIK  securities  may be debt  obligations  or  preferred  shares that provide the issuer with the option of paying interest or dividends on such  obligations  in cash or in the form of additional  securities  rather than cash.  Similar to zero coupon bonds and deferred  interest bonds, PIK securities are designed to give an issuer  flexibility in managing cash flow. PIK securities  that are debt  securities can be either senior or  subordinated  debt and generally trade flat (i.e., without accrued interest).  The trading price of PIK debt securities  generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

         Zero coupon,  deferred interest,  capital appreciation and PIK securities involve the additional risk that, unlike securities  that  periodically  pay  interest to maturity,  the  Portfolio  will  realize no cash until a specified  future payment date unless a portion of such  securities is sold and, if the issuer of such securities  defaults,  a Portfolio may obtain no return at all on its  investment.  In  addition,  even though such  securities  do not provide for the payment of current  interest in cash,  the Portfolio is  nonetheless  required to accrue income on such  investments  for each taxable year and generally  are required to distribute  such accrued  amounts (net of deductible  expenses,  if any) to avoid being subject to tax.  Because  no cash is  generally  received  at the time of the  accrual,  a  Portfolio  may be  required  to liquidate  other  portfolio  securities  to  obtain  sufficient  cash to  satisfy  federal  tax  distribution  requirements applicable  to the  Portfolio.  A portion of the discount with respect to stripped  tax-exempt  securities or their coupons may be taxable.

         Variable and Floating Rate  Securities  The interest  rates  payable on certain  securities in which the Portfolio may  invest are not fixed and may  fluctuate  based  upon  changes in market  rates.  A  variable  rate  obligation  has an interest  rate which is  adjusted at  predesignated  periods in response to changes in the market rate of interest on which the interest rate is based.  Variable and floating rate  obligations  are less  effective  than fixed rate  instruments  at locking in a particular yield.  Nevertheless,  such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

         The Portfolio may invest in "leveraged"  inverse floating rate debt instruments  ("inverse  floaters"),  including
"leveraged  inverse  floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse  floater is indexed.  An inverse  floater may be  considered to be leveraged to the extent that its interest rate varies by a magnitude  that exceeds the  magnitude of the change in the index rate of interest.  The higher the degree of leverage  inherent in inverse  floaters is associated with greater  volatility in their market values.
Accordingly,  the duration of an inverse  floater may exceed its stated final  maturity.  Certain  inverse  floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

         Preferred  Stock,  Warrants  and  Rights.  The  Portfolio  may invest in  preferred  stock,  warrants  and rights.
Preferred  stocks are  securities  that  represent an ownership  interest  providing the holder with claims on the issuer's earnings and assets  before  common  stock owners but after bond owners.  Unlike debt  securities,  the  obligations  of an issuer of preferred  stock,  including  dividend and other payment  obligations,  may not typically be  accelerated  by the holders  of such  preferred  stock on the  occurrence  of an event of default  (such as a  covenant  default or filing of a bankruptcy  petition) or other  non-compliance by the issuer with the terms of the preferred stock. Often,  however, on the occurrence of any such event of default or  non-compliance by the issuer,  preferred  stockholders will be entitled to gain representation  on the  issuer's  board of  directors  or  increase  their  existing  board  representation.  In  addition, preferred  stockholders  may be granted  voting  rights with respect to certain  issues on the  occurrence  of any event of default.

         Warrants  and other rights are options to buy a stated  number of shares of common  stock at a specified  price at any time during the life of the  warrant.  The holders of warrants and rights have no voting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

         Corporate Debt  Obligations.  The Portfolio may invest in corporate  debt  obligations,  including  obligations of industrial,  utility and  financial  issuers.  Corporate  debt  obligations  include  bonds,  notes,  debentures  and other obligations of  corporations  to pay interest and repay  principal.  Corporate debt  obligations are subject to the risk of an  issuer's  inability  to meet  principal  and  interest  payments  on the  obligations  and may also be subject to price volatility  due to such factors as market  interest  rates,  market  perception of the  creditworthiness  of the issuer and general market liquidity.

Commercial Paper and Other Short-Term Corporate Obligations

         The Portfolio may invest in commercial paper and other short-term  obligations  payable in U.S. dollars and issued or guaranteed by U.S.  corporations,  non-U.S.  corporations  or other entities.  Commercial  paper  represents  short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

         Trust Preferreds.  The Portfolio may invest in trust preferred  securities.  A trust preferred or capital security is a long dated bond (for example 30 years) with preferred  features.  The preferred  features are that payment of interest can be deferred for a specified period without  initiating a default event. From a bondholder's  viewpoint,  the securities are  senior  in claim to  standard  preferred  but are  junior  to other  bondholders.  From the  issuer's  viewpoint,  the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

         High Yield  Securities.  The  Portfolio  may invest in bonds rated BB or below by Standard & Poor's or Ba or below by Moody's (or  comparable  rated and unrated  securities).  These bonds are  commonly  referred to as "junk bonds" and are considered  speculative.  The ability of their issuers to make  principal  and interest  payments may be  questionable.  In some cases,  such bonds may be highly  speculative,  have poor prospects for reaching  investment  grade standing and be in default.  As a result,  investment in such bonds will entail  greater risks than those  associated  with  investment  grade bonds  (i.e.,  bonds  rated AAA,  AA, A or BBB by Standard  and Poor's or Aaa,  Aa, A or Baa by  Moody's).  Analysis of the
creditworthiness  of issuers  of high  yield  securities  may be more  complex  than for  issuers  of higher  quality  debt securities,  and the ability of a Fund to achieve its investment  objective  may, to the extent of its  investments in high yield securities,  be more dependent upon such creditworthiness  analysis than would be the case if the Fund were investing in higher quality securities.

         The  amount of high  yield,  fixed-income  securities  proliferated  in the  1980s and early  1990s as a result of increased  merger and  acquisition  and leveraged  buyout  activity.  Such  securities are also issued by  less-established corporations  desiring to expand.  Risks  associated  with acquiring the  securities of such issuers  generally are greater than is the case with higher rated  securities  because such  issuers are often less  creditworthy  companies or are highly leveraged  and  generally  less able than more  established  or less  leveraged  entities  to make  scheduled  payments  of principal and interest.  High yield  securities are also issued by governmental  issuers that may have difficulty in making all scheduled interest and principal payments.

         The market values of high yield,  fixed-income securities tends to reflect those individual corporate or municipal developments  to a greater extent than do those of higher rated  securities,  which react  primarily to fluctuations in the general level of interest  rates.  Issuers of such high yield  securities are often highly  leveraged,  and may not be able to make use of more  traditional  methods of financing.  Their ability to service debt  obligations  may be more  adversely affected than issuers of higher rated securities by economic  downturns,  specific  corporate or governmental  developments or the issuers' inability to meet specific projected business forecasts.  These  non-investment  grade securities also tend to be more sensitive to economic  conditions than higher-rated  securities.  Negative  publicity about the junk bond market and investor perceptions regarding lower-rated  securities,  whether or not based on fundamental analysis,  may depress the prices for such securities.

         Since investors  generally perceive that there are greater risks associated with  non-investment  grade securities of the type in which the  Portfolio  invests,  the yields and prices of such  securities  may tend to  fluctuate  more than those for  higher-rated  securities.  In the lower  quality  segments of the  fixed-income  securities  market,  changes in perceptions of issuers'  creditworthiness  tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

         Another factor which causes  fluctuations in the prices of high yield,  fixed-income  securities is the supply and demand for similarly rated  securities.  In addition,  the prices of fixed-income  securities  fluctuate in response to the general level of interest rates.  Fluctuations in the prices of portfolio  securities  subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's net asset value.

         The risk of loss from default for the holders of high yield,  fixed-income  securities  is  significantly  greater than is the case for holders of other debt  securities  because  such high yield,  fixed-income  securities  are  generally unsecured and are often  subordinated  to the rights of other  creditors of the issuers of such  securities.  Investment by the  Portfolio in already  defaulted  securities  poses an  additional  risk of loss should  nonpayment  of  principal  and interest  continue in respect of such securities.  Even if such securities are held to maturity,  recovery by the Portfolio of their initial  investment  and any  anticipated  income or  appreciation  is uncertain.  In addition,  the Portfolio may incur additional  expenses to the extent that they are required to seek recovery  relating to the default in the payment of principal  or  interest  on such  securities  or  otherwise  protect  their  interests.  The  Portfolio  may be required to liquidate  other  portfolio  securities to satisfy annual  distribution  obligations of the Portfolio in respect of accrued interest  income on  securities  which are  subsequently  written off,  even though the Portfolio has not received any cash payments of such interest.

         The secondary  market for high yield,  fixed-income  securities is  concentrated  in relatively few markets and is dominated by  institutional  investors,  including  mutual funds,  insurance  companies and other  financial  institutions.
Accordingly,  the secondary  market for such securities is not as liquid as and is more volatile than the secondary  market for higher-rated  securities.  In addition, the trading volume for high-yield,  fixed-income  securities is generally lower than that of higher rated  securities  and the secondary  market for high yield,  fixed-income  securities  could  contract under adverse market or economic  conditions  independent of any specific  adverse changes in the condition of a particular issuer.  These  factors  may have an adverse  effect on the ability of the  Portfolio  to dispose of  particular  portfolio investments.  Prices realized upon the sale of such lower rated or unrated securities,  under these  circumstances,  may be less than the prices used in calculating  the net asset value of the  Portfolio.  A less liquid  secondary  market also may make it more difficult for the Portfolio to obtain precise valuations of the high yield securities in their portfolios.

         The adoption of new legislation  could  adversely  affect the secondary  market for high yield  securities and the financial  condition  of issuers of these  securities.  The form of any future  legislation,  and the  probability  of such legislation being enacted, is uncertain.

         Non-investment  grade or high-yield,  fixed-income  securities  also present risks based on payment  expectations.
High yield,  fixed-income  securities  frequently  contain  "call" or buy-back  features which permit the issuer to call or repurchase  the  security  from its holder.  If an issuer  exercises  such a "call  option" and redeems the  security,  the
Portfolio  may have to  replace  such  security  with a  lower-yielding  security,  resulting  in a  decreased  return  for investors.  In addition,  if the Portfolio  experiences net  redemptions of their shares,  they may be forced to sell their higher-rated  securities,  resulting in a decline in the overall  credit  quality of the  portfolios  of the  Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

         Credit  ratings  issued by credit  rating  agencies are designed to evaluate the safety of principal  and interest payments of rated  securities.  They do not,  however,  evaluate the market value risk of  non-investment  grade securities and,  therefore,  may not fully reflect the true risks of an  investment.  In addition,  credit rating  agencies may or may not make timely  changes in a rating to reflect  changes in the economy or in the  conditions of the issuer that affect the market  value of the  security.  Consequently,  credit  ratings  are used only as a  preliminary  indicator  of  investment quality.  Investments in non-investment  grade and comparable unrated  obligations will be more dependent on the Investment
Adviser's credit analysis than would be the case with investments in  investment-grade  debt  obligations.  The Sub-Adviser employs its own credit  research and analysis,  which  includes a study of an issuer's  existing debt,  capital  structure, ability to service debt and to pay dividends,  sensitivity to economic  conditions,  operating history and current trend of earnings.  The Investment  Adviser  continually  monitors the investments in the Portfolio and evaluates whether to dispose of or to retain  non-investment  grade and comparable  unrated  securities  whose credit ratings or credit quality may have changed.

         Because the market for high yield  securities  is still  relatively  new and has not  weathered  a major  economic recession,  it is unknown what effects  such a recession  might have on such  securities.  A widespread  economic  downturn could result in increased defaults and losses.

         Bank  Obligations.  The Portfolio may invest in obligations  issued or guaranteed by U.S. and foreign banks.  Bank obligations,  including without limitation time deposits,  bankers' acceptances and certificates of deposit, may be general obligations  of the parent bank or may be  obligations  only of the issuing  branch  pursuant to the terms of the  specific obligations or government regulation.

         Banks are subject to extensive but different  governmental  regulations  which may limit both the amount and types of loans which may be made and interest  rates which may be charged.  Foreign  banks are subject to  different  regulations and are generally  permitted to engage in a wider variety of activities  than U.S. banks.  In addition,  the  profitability of the banking industry is largely  dependent upon the availability and cost of funds for the purpose of financing  lending operations  under  prevailing money market  conditions.  General  economic  conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

         Municipal  Securities.  The  Portfolio  may invest in Municipal  Securities,  the interest on which is exempt from regular  federal income tax (i.e.,  excluded from gross income for federal income tax purposes but not  necessarily  exempt from the  federal  alternative  minimum  tax or from the  income  taxes of any  state or local  government).  In  addition,
Municipal  Securities include  participation  interests in such securities the interest on which is, in the opinion of bond counsel or counsel  selected by the Investment  Adviser,  excluded from gross income for federal  income tax purposes.  The
Portfolio  may revise its  definition  of Municipal  Securities  in the future to include  other types of  securities  that currently  exist,  the  interest on which is or will be, in the opinion of such  counsel,  excluded  from gross  income for federal  income tax  purposes,  provided  that  investing in such  securities  is  consistent  with each Fund's  investment objective and policies. The Portfolio may also invest in taxable Municipal Securities.

         The yields and market values of municipal  securities  are  determined  primarily by the general level of interest rates, the  creditworthiness of the issuers of municipal  securities and economic and political  conditions  affecting such issuers.  The yields and market  prices of  municipal  securities  may be  adversely  affected  by changes in tax rates and policies,  which may have less  effect on the  market for  taxable  fixed-income  securities.  Moreover,  certain  types of municipal  securities,  such as housing  revenue  bonds,  involve  prepayment  risks which  could  affect the yield on such securities.  The credit  rating  assigned to  municipal  securities  may reflect the  existence of  guarantees,  letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

         Dividends  paid by the Funds,  other than the  Tax-Exempt  Funds,  that are  derived  from  interest  paid on both tax-exempt and taxable Municipal Securities will be taxable to the Funds' shareholders.

         Investments  in municipal  securities  are subject to the risk that the issuer could  default on its  obligations.
Such a default could result from the inadequacy of the sources or revenues from which  interest and principal  payments are to be made or the assets  collateralizing  such  obligations.  Revenue bonds,  including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

         The two principal  classifications of Municipal  Securities are "general  obligations" and "revenue  obligations."
General  obligations  are  secured by the  issuer's  pledge of its full faith and credit for the payment of  principal  and interest,  although the  characteristics and enforcement of general obligations may vary according to the law applicable to the particular  issuer.  Revenue  obligations,  which include,  but are not limited to, private  activity  bonds,  resource recovery  bonds,  certificates  of  participation  and  certain  municipal  notes,  are not backed by the credit and taxing authority  of the  issuer,  and are  payable  solely  from the  revenues  derived  from a  particular  facility or class of facilities or, in some cases,  from the proceeds of a special excise or other specific  revenue source.  Nevertheless,  the obligations  of the issuer of a revenue  obligation  may be backed by a letter of credit,  guarantee or insurance.  General obligations and revenue obligations may be issued in a variety of forms,  including  commercial paper, fixed,  variable and floating rate securities,  tender option bonds, auction rate bonds, zero coupon bonds,  deferred interest bonds and capital appreciation bonds.

         In addition to general  obligations  and revenue  obligations,  there is a variety of hybrid and special  types of
Municipal  Securities.  There are also  numerous  differences  in the  security  of  Municipal  Securities  both within and between these two principal classifications.

         For the purpose of applying a Fund's  investment  restrictions,  the  identification  of the issuer of a Municipal
Security  which is not a general  obligation  is made by the  Sub-Adviser  based on the  characteristics  of the  Municipal
Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

         An entire issue of Municipal  Securities  may be  purchased by one or a small number of  institutional  investors, including  one or more Funds.  Thus,  the issue may not be said to be publicly  offered.  Unlike some  securities  that are not publicly  offered,  a secondary market exists for many Municipal  Securities that were not publicly  offered  initially and such  securities  may be readily  marketable.  The credit  rating  assigned  to  Municipal  Securities  may reflect the existence of  guarantees,  letters of credit or other credit  enhancement  features  available to the issuers or holders of such Municipal Securities.

         The  obligations  of the issuer to pay the  principal of and  interest on a Municipal  Security are subject to the provisions of bankruptcy,  insolvency  and other laws  affecting the rights and remedies of creditors,  such as the Federal
Bankruptcy  Code,  and laws, if any, that may be enacted by Congress or state  legislatures  extending the time for payment of  principal  or interest or imposing  other  constraints  upon the  enforcement  of such  obligations.  There is also the possibility  that,  as a result of  litigation  or other  conditions,  the power or  ability  of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

                  Municipal Leases,  Certificates of Participation  and Other  Participation  Interests.  The Portfolio may
invest in municipal  leases,  certificates of  participation  and other  participation  interests.  A municipal lease is an obligation  in the form of a lease or  installment  purchase  which is issued  by a state or local  government  to  acquire equipment  and  facilities.  Income from such  obligations  is generally  exempt from state and local taxes in the state of issuance.  Municipal leases frequently  involve special risks not normally  associated with general  obligations or revenue bonds.  Leases and  installment  purchase or conditional  sale contracts  (which  normally  provide for title to the leased asset to pass eventually to the governmental  issuer) have evolved as a means for governmental  issuers to acquire property and equipment  without meeting the  constitutional  and statutory  requirements for the issuance of debt. The debt issuance limitations  are deemed to be  inapplicable  because of the  inclusion in many leases or  contracts of  "non-appropriation"
clauses that relieve the  governmental  issuer of any obligation to make future payments under the lease or contract unless money is  appropriated  for such  purpose by the  appropriate  legislative  body on a yearly or other  periodic  basis.  In addition,  such  leases or  contracts  may be subject to the  temporary  abatement  of  payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment.

         Although the obligations may be secured by the leased equipment or facilities,  the disposition of the property in the event of  non-appropriation  or foreclosure might prove difficult,  time consuming and costly, and result in a delay in recovering  or the failure to fully  recover a Fund's  original  investment.  To the extent that a Fund  invests in unrated municipal  leases or  participates  in such leases,  the credit  quality  rating and risk of  cancellation  of such unrated leases will be monitored on an ongoing basis.

         Certificates of participation  represent undivided interests in municipal leases,  installment purchase agreements or other  instruments.  The  certificates  are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

         Certain  municipal  lease  obligations  and  certificates  of  participation  may be deemed to be illiquid for the purpose  of  the  Funds'  limitation  on  investments  in  illiquid  securities.  Other  municipal  lease  obligations  and certificates of participation  acquired by a Fund may be determined by the Sub-Adviser,  pursuant to guidelines  adopted by the Trustees of the Sub-Adviser, to be liquid securities for the purpose of such limitation.

         The Portfolio may purchase  participations  in Municipal  Securities  held by a commercial bank or other financial institution.  Such  participations  provide the Portfolio with the right to a pro rata undivided interest in the underlying
Municipal Securities.  In addition,  such participations  generally provide the Portfolio with the right to demand payment, on not more than seven  days'  notice,  of all or any part of the  Portfolio's  participation  interest  in the  underlying
Municipal Securities, plus accrued interest.

                  Municipal Notes.  Municipal  Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's  receipt of other revenues or financing,  and typically have maturities of up to three years. Such instruments may include tax anticipation notes,  revenue  anticipation notes, bond anticipation notes, tax and revenue  anticipation  notes and  construction  loan notes.  The  obligations  of an issuer of municipal  notes are generally  secured by the anticipated  revenues from taxes,  grants or bond financing.  An investment in such  instruments, however,  presents a risk that the anticipated  revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

                  Tax-Exempt  Commercial  Paper.  Issues of commercial  paper typically  represent  short-term,  unsecured, negotiable  promissory  notes.  These  obligations are issued by state and local  governments and their agencies to finance working capital needs of  municipalities  or to provide interim  construction  financing and are paid from general revenues of  municipalities or are refinanced with long-term debt. In most cases,  tax-exempt  commercial paper is backed by letters of credit,  lending  agreements,  note repurchase  agreements or other credit facility agreements offered by banks or other institutions.

                  Pre-Refunded  Municipal  Securities.  The principal of and interest on pre-refunded  Municipal Securities are no longer  paid from the  original  revenue  source  for the  securities.  Instead,  the  source  of such  payments  is typically  an escrow fund  consisting  of U.S.  Government  Securities.  The assets in the escrow fund are derived from the proceeds of  refunding  bonds  issued by the same issuer as the  pre-refunded  Municipal  Securities.  Issuers of Municipal
Securities  use this advance  refunding  technique to obtain more favorable  terms with respect to securities  that are not yet subject to call or redemption by the issuer.  For example,  advance  refunding  enables an issuer to refinance  debt at lower market interest rates,  restructure debt to improve cash flow or eliminate  restrictive covenants in the indenture or other governing instrument for the pre-refunded  Municipal Securities.  However,  except for a change in the revenue source from which principal and interest  payments are made, the pre-refunded  Municipal  Securities  remain  outstanding on their original terms until they mature or are redeemed by the issuer.  Pre-refunded  Municipal  Securities are usually  purchased at a price which represents a premium over their face value.

                  Private  Activity  Bonds.  The Portfolio may invest in certain types of Municipal  Securities,  generally referred to as industrial  development  bonds (and referred to under current tax law as private activity bonds),  which are issued by or on behalf of public  authorities to obtain funds to provide privately  operated housing  facilities,  airport, mass  transit or port  facilities,  sewage  disposal,  solid  waste  disposal  or  hazardous  waste  treatment  or disposal facilities  and certain local  facilities  for water supply,  gas or  electricity.  The  Portfolio's  distributions  of any tax-exempt interest it receives from any source will be taxable for regular federal income tax purposes.

                  Tender  Option  Bonds.  A tender  option  bond is a  Municipal  Security  (generally  held  pursuant to a custodial  arrangement)  having a relatively long maturity and bearing interest at a fixed rate  substantially  higher than prevailing  short-term,  tax-exempt  rates.  The bond is typically  issued with the  agreement of a third party,  such as a bank,  broker-dealer or other financial  institution,  which grants the security holders the option, at periodic intervals, to tender their  securities to the  institution  and receive the face value  thereof.  As  consideration  for providing the option, the financial  institution  receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate,  as determined by a remarketing  or similar agent at or near the  commencement  of such period,  that would cause the securities,  coupled with the tender option,  to trade at par on the date of such  determination.  Thus,  after payment of this fee, the security holder  effectively holds a demand  obligation that bears interest at the prevailing  short-term, tax-exempt  rate.  However,  an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant  downgrade in the credit rating  assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit  quality of both the bond issuer and the  financial  institution  providing  liquidity.  Tender option bonds are deemed to be liquid  unless,  in the opinion of the  Investment  Adviser,  the credit  quality of the bond issuer and the financial  institution is deemed, in light of the Fund's credit quality  requirements,  to be inadequate and the bond would not otherwise be readily marketable.

                  Auction Rate  Securities.  The Portfolio may invest in auction rate  securities.  Auction rate securities include auction rate Municipal Securities and auction rate preferred  securities issued by closed-end  investment companies that invest  primarily in  Municipal  Securities  (collectively,  "auction  rate  securities").  Provided  that the auction mechanism is  successful,  auction rate  securities  usually  permit the holder to sell the securities in an auction at par value at  specified  intervals.  The  dividend  is reset by "Dutch"  auction in which bids are made by  broker-dealers  and other  institutions  for a certain amount of securities at a specified  minimum yield. The dividend rate set by the auction is the lowest  interest or dividend  rate that covers all  securities  offered for sale.  While this process is designed to permit  auction  rate  securities  to be  traded  at par  value,  there  is some  risk  that an  auction  will  fail due to insufficient  demand for the  securities.  A Fund will take the time remaining  until the next scheduled  auction date into account for purpose of determining the securities' duration.

         Dividends on auction  rate  preferred  securities  issued by a closed-end  fund may be  designated  as exempt from federal  income tax to the extent  they are  attributable  to exempt  income  earned by the fund on the  securities  in its portfolio and  distributed to holders of the preferred  securities,  provided that the preferred  securities are treated as equity  securities for federal  income tax purposes and the closed-end  fund complies with certain tests under the Internal
Revenue Code of 1986, as amended (the "Code").

         A Fund's  investments in auction rate securities of closed-end funds are subject to the limitations  prescribed by the Act and  certain  state  securities  regulations.  The Funds  will  indirectly  bear their  proportionate  share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.

                  Insurance.  The Portfolio may invest in "insured"  tax-exempt  Municipal  Securities.  Insured  Municipal
Securities  are  securities  for  which  scheduled  payments  of  interest  and  principal  are  guaranteed  by  a  private
(non-governmental)  insurance  company.  The  insurance  only  entitles a Portfolio to receive the face or par value of the securities  held by the  Portfolio.  The insurance  does not guarantee the market value of the Municipal  Securities or the value of the shares of a Portfolio.

         The Portfolio may utilize new issue or secondary  market  insurance.  A new issue insurance policy is purchased by a bond  issuer who wishes to increase  the credit  rating of a  security.  By paying a premium  and  meeting the  insurer's underwriting  standards,  the bond issuer is able to obtain a high credit  rating  (usually,  Aaa from  Moody's or AAA from
Standard & Poor's) for the issued  security.  Such  insurance is likely to increase the purchase  price and resale value of the security.  New issue insurance  policies  generally are  non-cancelable  and continue in force as long as the bonds are outstanding.

         A secondary  market  insurance policy is purchased by an investor (such as a Fund) subsequent to a bond's original issuance and generally  insures a particular  bond for the remainder of its term.  The Funds may purchase  bonds which have already been insured under a secondary  market  insurance  policy by a prior investor,  or the Funds may directly  purchase such a policy from insurers for bonds which are currently uninsured.

         An insured  Municipal  Security  acquired  by a Fund will  typically  be covered by only one of the above types of policies.  All of the insurance  policies used by a Fund will be obtained only from insurance  companies rated, at the time of purchase,  A by Moody's or Standard & Poor's,  or if unrated,  determined by the Investment  Adviser to be of comparable quality.  The Municipal Securities invested in by the Portfolio will not be subject to this requirement.

                  Call Risk and  Reinvestment  Risk.  Municipal  Securities may include "call"  provisions which permit the issuers of such  securities,  at any time or after a  specified  period,  to redeem the  securities  prior to their  stated
maturity.  In the event that Municipal Securities held in The Portfolio's  portfolio are called prior to the maturity,  the
Portfolio  will be required to reinvest  the proceeds on such  securities  at an earlier date and may be able to do so only at lower yields, thereby reducing the Portfolio's return on its portfolio securities.

         Foreign  Investments.  The Portfolio may invest in securities of foreign  issuers and in  fixed-income  securities quoted or  denominated  in a currency  other  than U.S.  dollars.  Investment  in foreign  securities  may offer  potential benefits that are not available from investing exclusively in U.S.  dollar-denominated  domestic issues.  Foreign countries may have  economic  policies or  business  cycles  different  from those of the U.S.  and markets for foreign  fixed-income securities do not  necessarily  move in a manner parallel to U.S.  markets.  Investing in the securities of foreign issuers also  involves,  however,  certain  special  considerations,  including  those set  forth  below,  which are not  typically associated with investing in U.S.  issuers.  Investments in the securities of foreign  issuers often involve  currencies of foreign  countries and the Portfolio may be affected  favorably or unfavorably by changes in currency rates and in exchange control  regulations and may incur costs in connection with  conversions  between  various  currencies.  To the extent that the Portfolio is fully invested in foreign  securities  while also  maintaining  currency  positions,  it may be exposed to greater combined risk.  A Portfolio also may be subject to currency exposure independent of its securities positions.

         Since  foreign  issuers  generally  are not  subject to  uniform  accounting,  auditing  and  financial  reporting standards,  practices  and  requirements  comparable  to those  applicable  to U.S.  companies,  there may be less publicly available  information about a foreign company than about a comparable U.S.  company.  Volume and liquidity in most foreign bond markets are less than in the United States markets and  securities of many foreign  companies are less liquid and more volatile than securities of comparable U.S.  companies.  Fixed  commissions on foreign  securities  exchanges are generally higher than negotiated  commissions on U.S.  exchanges,  although the Portfolio endeavors to achieve the most favorable net results on its  portfolio  transactions.  There is generally  less  government  supervision  and  regulation  of securities markets  and  exchanges,  brokers,  dealers  and  listed and  unlisted  companies  than in the United  States and the legal remedies for  investors may be more limited than the remedies  available in the United  States.  For example,  there may be no comparable  provisions  under certain foreign laws to insider trading and similar  investor  protection  securities laws that apply with respect to  securities  transactions  consummated  in the United  States.  Mail service  between the United
States and foreign  countries may be slower or less reliable than within the United  States,  thus  increasing  the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different  clearance and settlement  procedures,  and in certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such delays in  settlement  could result in temporary  periods when a portion of the assets of the  Portfolio  are  uninvested  and no return is earned on such assets.  The  inability of the  Portfolio to make intended security  purchases  due to settlement  problems  could cause the Portfolio to miss  attractive  investment  opportunities.
Inability to dispose of portfolio  securities  due to  settlement  problems  could result either in losses to the Portfolio due to subsequent declines in value of the portfolio  securities,  or, if the Portfolio has entered into a contract to sell the  securities,  could  result in possible  liability to the  purchaser.  In  addition,  with  respect to certain  foreign countries,  there is the possibility of  expropriation or confiscatory  taxation,  limitations on the movement of funds and other assets  between  different  countries,  political  or social  instability,  or  diplomatic  developments  which could adversely  affect the  Portfolios'  investments  in those  countries.  Moreover,  individual  foreign  economies may differ favorably or unfavorably  from the U.S.  economy in such respects as growth of gross national  product,  rate of inflation, capital reinvestment, resources self-sufficiency and balance of payments position.

         Investing in Emerging Countries

                  Market  Characteristics.  For the Portfolio's  investments in foreign securities,  25% of the Portfolio's respective  total assets may be invested in emerging  countries.  Investment in debt securities of emerging country issuers involve  special  risks.  The  development  of a market for such  securities  is a relatively  recent  phenomenon  and debt securities of most emerging  country  issuers are less liquid and are generally  subject to greater price  volatility  than securities  of  issuers in the  United  States and other  developed  countries.  In certain  countries,  there may be fewer publicly  traded  securities,  and the market may be dominated by a few issuers or sectors.  The markets for  securities of emerging  countries may have  substantially less volume than the market for similar securities in the United States and may not be able to absorb,  without price disruptions,  a significant  increase in trading volume or trade size.  Additionally, market making and arbitrage  activities  are generally  less  extensive in such markets,  which may contribute to increased volatility  and  reduced  liquidity  of such  markets.  The less  liquid the  market,  the more  difficult  it may be for a
Portfolio to price  accurately  its  portfolio  securities or to dispose of such  securities at the times  determined to be appropriate.  The risks  associated with reduced  liquidity may be particularly  acute to the extent that a Portfolio needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

         Transaction costs,  including brokerage  commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed  securities  markets.  As legal systems in emerging  countries  develop,  foreign investors may be adversely  affected by new or amended laws and regulations.  In circumstances  where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         With respect to investments in certain emerging countries,  antiquated legal systems may have an adverse impact on the Portfolio.  For example,  while the potential liability of a shareholder of a U.S.  corporation with respect to acts of the corporation is generally  limited to the amount of the  shareholder's  investment,  the notion of limited  liability is less clear in certain  emerging market  countries.  Similarly,  the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations.

                  Economic,  Political  and Social  Factors.  Emerging  countries  may be  subject  to a greater  degree of economic,  political  and social  instability  than the United  States,  Japan and most  Western  European  countries,  and unanticipated  political and social  developments may affect the value of a Portfolio's  investments in emerging  countries and the  availability  to the Portfolio of  additional  investments  in such  countries.  Moreover,  political and economic structures in many emerging countries may be undergoing significant evolution and rapid development.

         Many emerging  countries have  experienced in the past,  and continue to experience,  high rates of inflation.  In certain countries,  inflation has at times accelerated rapidly to  hyperinflationary  levels,  creating a negative interest rate environment and sharply eroding the value of outstanding  financial  assets in those countries.  The economies of many emerging  countries are heavily  dependent  upon  international  trade and are  accordingly  affected by  protective  trade barriers and the economic  conditions  of their trading  partners.  In addition,  the economies of some emerging  countries may differ  unfavorably  from the U.S.  economy in such respects as growth of gross  domestic  product,  rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

                  Restrictions on Investment and Repatriation.  Certain emerging  countries require  governmental  approval prior to  investments  by foreign  persons or limit  investments  by foreign  persons to only a specified  percentage of an issuer's  outstanding  securities  or a specific  class of securities  which may have less  advantageous  terms  (including price) than securities of the issuer  available for purchase by nationals.  Repatriation  of investment  income and capital from certain emerging countries is subject to certain  governmental  consents.  Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Portfolio.

                  Sovereign  Debt  Obligations.  Investment  in  sovereign  debt can  involve a high  degree  of risk.  The governmental  entity that  controls  the  repayment  of  sovereign  debt may not be able or willing to repay the  principal and/or  interest when due in accordance  with the terms of such debt. A  governmental  entity's  willingness  or ability to repay principal and interest due in a timely manner may be affected by, among other factors,  its cash flow situation,  the extent of its  foreign  reserves,  the  availability  of  sufficient  foreign  exchange  on the date a payment is due,  the relative  size of the debt  service  burden to the  economy  as a whole,  the  governmental  entity's  policy  towards  the
International  Monetary Fund and the political  constraints  to which a  governmental  entity may be subject.  Governmental entities  may also be dependent  on expected  disbursements  from  foreign  governments,  multilateral  agencies and others abroad to reduce  principal  and interest on their debt.  The  commitment  on the part of these  governments,  agencies and others to make such disbursements may be conditioned on a governmental  entity's  implementation of economic reforms and/or economic  performance  and the timely  service of such debtor's  obligations.  Failure to implement  such reforms,  achieve such levels of economic  performance or repay  principal or interest when due may result in the  cancellation of such third parties'  commitments  to lend  funds to the  governmental  entity,  which may  further  impair  such  debtor's  ability or willingness to services its debts in a timely manner.  Consequently,  governmental  entities may default on their sovereign debt.  Holders of sovereign debt  (including the  Portfolio)  may be requested to participate in the  rescheduling  of such debt and to extend further loans to governmental agencies.

         Emerging country  governmental  issuers are among the largest debtors to commercial  banks,  foreign  governments, international  financial  organizations and other financial  institutions.  Certain emerging country  governmental  issuers have not been able to make  payments of interest on or  principal  of debt  obligations  as those  payments  have come due.
Obligations  arising from past  restructuring  agreements  may affect the economic  performance  and  political  and social stability of those issuers.

         The ability of emerging country  governmental issuers to make timely payments on their obligations is likely to be influenced  strongly by the issuer's  balance of payments,  including export  performance,  and its access to international credits and investments.

         As a result of the foregoing or other factors,  a governmental  obligor,  especially in an emerging  country,  may default on its  obligations.  If such an event occurs the  Portfolio  may have limited  legal  recourse  against the issuer and/or  guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself,  and the ability of the holder of foreign  sovereign  debt  securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In  addition,  no  assurance  can be given that the  holders of  commercial  bank debt will not contest payments to the holders of other foreign  sovereign  debt  obligations  in the event of default under the  commercial  bank loan agreements.

                  Brady Bonds.  Certain foreign debt obligations  commonly referred to as "Brady Bonds" are created through the  exchange  of  existing  commercial  bank  loans to foreign  borrowers  for new  obligations  in  connection  with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan").

         Brady  Bonds may be  collateralized  or  uncollateralized  and issued in  various  currencies  (although  most are dollar-denominated)  and they are  actively  traded in the  over-the-counter  secondary  market.  Certain  Brady  Bonds are collateralized  in full as to  principal  due at maturity  by zero  coupon  obligations  issued or  guaranteed  by the U.S.
government,  its agencies or instrumentalities  having the same maturity  ("Collateralized  Brady Bonds").  Brady Bonds are not, however,  considered to be U.S. Government  Securities.  In light of the residual risk of Brady Bonds and, among other factors,  the  history of defaults  with  respect to  commercial  bank loans by public and  private  entities of  countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

                  Forward  Foreign  Currency  Exchange  Contracts.  The Portfolio may enter into forward  foreign  currency exchange  contracts  for hedging  purposes  and to seek to increase  total  return.  A forward  foreign  currency  exchange contract  involves an  obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days  from the date of the  contract  agreed  upon by the  parties,  at a price set at the time of the  contract.  These contracts are traded in the interbank market conducted  directly between currency traders (usually large commercial  banks)
and their customers.  A forward contract  generally has no deposit  requirement,  and no commissions are generally  charged at any stage for trades.

         The  Portfolio  may enter into  forward  foreign  currency  exchange  contracts  for  hedging  purposes in several circumstances.  First,  when a  Portfolio  enters  into a  contract  for  the  purchase  or sale of a  security  quoted  or denominated  in a foreign  currency,  or when a Portfolio  anticipates  the receipt in a foreign  currency of a dividend or interest  payment on such a security  which it holds,  a  Portfolio  may desire to "lock in" the U.S.  dollar  price of the security  or the U.S.  dollar  equivalent  of such  dividend or interest  payment,  as the case may be. By entering  into a forward contract for the purchase or sale, for a fixed amount of U.S.  dollars,  of the amount of foreign currency involved in the underlying  transactions,  a Portfolio may attempt to protect  itself against an adverse change in the  relationship between the U.S.  dollar and the  subject  foreign  currency  during the period  between the date on which the  security is purchased or sold, or on which the dividend or interest  payment is declared,  and the date on which such payments are made or received.

         Additionally,  when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial  decline  against the U.S.  dollar,  it may enter into a forward  contract to sell,  for a fixed amount of U.S.
dollars,  the amount of foreign  currency  approximating  the value of some or all of a  Portfolio's  securities  quoted or denominated  in such  foreign  currency.  The  precise  matching  of the  forward  contract  amounts  and the  value of the securities  involved will not generally be possible because the future value of such securities in foreign  currencies will change as a  consequence  of market  movements in the value of those  securities  between the date on which the contract is entered into and the date it matures.  Using forward contracts to protect the value of a Portfolio's  securities  against a decline in the value of a currency does not eliminate  fluctuations in the underlying  prices of the securities.  It simply establishes  a rate of exchange  which a Portfolio  can achieve at some future  point in time.  The precise  projection  of short-term  currency market  movements is not possible,  and short-term  hedging provides a means of fixing the U.S. dollar value of only a portion of a Portfolio's foreign assets.

         The  Portfolio  may  engage  in  cross-hedging  by using  forward  contracts  in one  currency  to  hedge  against fluctuations  in the  value of  securities  denominated  or  quoted  in a  different  currency  if the  Investment  Adviser determines  that there is a pattern of correlation  between the two currencies.  In addition,  the Portfolio may enter into foreign  currency  transactions  to seek a closer  correlation  between a Portfolio's  overall  currency  exposures and the currency exposures of the Portfolio's  performance  benchmark.  The Portfolio will not enter into a forward contract with a term of greater than one year.

         While the Portfolio may enter into forward contracts to seek to reduce currency exchange rate risks,  transactions in such  contracts  involve  certain  other  risks.  Thus,  while  the  Portfolios  may  benefit  from  such  transactions, unanticipated  changes in currency  prices may result in a poorer  overall  performance  for a Portfolio than if it had not engaged  in any such  transactions.  Moreover,  there may be  imperfect  correlation  between  a  Portfolio's  holdings  of securities  quoted or  denominated  in a particular  currency  and forward  contracts  entered  into by a  Portfolio.  Such imperfect  correlation  may cause the  Portfolio  to sustain  losses  which will  prevent the  Portfolio  from  achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss.

         Markets for trading forward foreign  currency  contracts offer less protection  against defaults than is available when trading in currency  instruments on an exchange.  Forward  contracts are subject to the risk that the  counterparty to such contract will default on its obligations.  Since a forward foreign currency  exchange contract is not guaranteed by an exchange or  clearinghouse,  a default on the contract would deprive a Portfolio of unrealized  profits,  transaction costs or the  benefits of a currency  hedge or force the  Portfolio  to cover its  purchase or sale  commitments,  if any, at the current market price. In addition,  the institutions  that deal in forward currency  contracts are not required to continue to make markets in the currencies they trade and these markets can experience  periods of  illiquidity.  The Portfolio will not enter into forward foreign currency exchange  contracts,  unless the credit quality of the unsecured senior debt or the claims-paying  ability of the  counterparty is considered to be investment grade by the Investment  Adviser.  To the extent that a substantial  portion of a Portfolio's  total assets,  adjusted to reflect the  Portfolio's net position after giving effect to currency  transactions,  is denominated or quoted in the currencies of foreign  countries,  the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

         Interest Rate Swaps,  Mortgage  Swaps,  Credit Swaps,  Currency  Swaps,  Total Return Swaps,  Options on Swaps and
Interest Rate Caps, Floors and Collars.  The Portfolio may enter into interest rate, credit,  total return swaps,  mortgage swaps and currency  swaps.  The Portfolio may also enter into  interest  rate caps,  floors and collars.  The Portfolio may also purchase and write (sell)  options  contracts on swaps,  commonly  referred to as  swaptions.  The Portfolio may enter into swap  transactions  for  hedging  purposes  or to seek to  increase  total  return.  Interest  rate swaps  involve the exchange  by a  Portfolio  with  another  party of their  respective  commitments  to pay or receive  interest,  such as an exchange of  fixed-rate  payments for floating  rate  payments.  Mortgage  swaps are similar to interest rate swaps in that they represent  commitments to pay and receive interest.  The notional  principal amount,  however,  is tied to a reference pool or pools of  mortgages.  Credit swaps  involve the receipt of floating or fixed rate payments in exchange for assuming potential  credit losses of an underlying  security.  Credit swaps give one party to a transaction  the right to dispose of or  acquire  an asset (or group of  assets),  or the right to  receive  or make a payment  from the other  party,  upon the occurrence of specified  credit events.  Currency swaps involve the exchange of the parties'  respective  rights to make or receive  payments in  specified  currencies.  Total  return  swaps are  contracts  that  obligate a party to pay or receive interest in exchange for payment by the other party of the total return  generated by a security,  a basket of  securities, an index,  or an index  component.  A swaption  is an option to enter into a swap  agreement.  Like other types of options, the buyer of a swaption pays a  non-refundable  premium for the option and obtains the right,  but not the  obligation,  to enter into an  underlying  swap on  agreed-upon  terms.  The seller of a swaption,  in exchange  for the  premium,  becomes obligated  (if the option is  exercised)  to enter  into an  underlying  swap on  agreed-upon  terms.  The  purchase  of an interest rate cap entitles the purchaser,  to the extent that a specified index exceeds a  predetermined  interest rate, to receive  payment of interest on a notional  principal  amount from the party  selling such  interest rate cap. The purchase of an  interest  rate floor  entitles  the  purchaser,  to the extent that a  specified  index falls below a  predetermined interest  rate,  to receive  payments of interest on a notional  principal  amount from the party selling the interest rate floor.  An  interest  rate  collar  is the  combination  of a cap and a floor  that  preserves  a certain  return  within a predetermined  range of interest rates.  Since interest rate,  mortgage,  credit and currency swaps and interest rate caps, floors and collars are  individually  negotiated,  each  Portfolio  expects to achieve an acceptable  degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

         The risk of loss with  respect  to  interest  rate and  mortgage  swaps is  normally  limited to the net amount of payments  that a Portfolio is  contractually  obligated to make. If the other party to an interest  rate swap  defaults,  a
Portfolio's risk of loss consists of the net amount of payments that such Portfolio is  contractually  entitled to receive, if any. In  contrast,  currency  swaps  usually  involve  the  delivery of the entire  principal  amount of one  designated currency in exchange  for the other  designated  currency.  Therefore,  the entire  principal  value of a currency  swap is subject to the risk that the other party to the swap will default on its contractual  delivery  obligations.  To the extent that a  Portfolio's  potential  exposure in a  transaction  involving a swap or an  interest  rate floor,  cap or collar is covered by the  segregation of cash or liquid assets,  the Portfolio and the Sub-Adviser  believe that the  transactions do not constitute  senior securities under the Act and,  accordingly,  will not treat them as being subject to the Portfolio's borrowing restrictions.

         The Portfolio will not enter into any interest  rate,  mortgage or credit swap  transactions  unless the unsecured commercial  paper,  senior debt or claims-paying  ability of the other party is rated either A or A-1 or better by Standard
& Poor's  or A or P-1 or better  by  Moody's  or their  equivalent  ratings.  The  Portfolio  will also not enter  into any currency swap transactions unless the unsecured  commercial paper, senior debt or claims-paying  ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's, or, if unrated by such rating  organization,  determined to be of  comparable  quality by the  Sub-Adviser.  If there is a default  by the other  party to such a  transaction,  the
Portfolio  will have  contractual  remedies  pursuant to the  agreements  related to the  transaction.  The use of interest rate,  mortgage,  credit,  total return and currency swaps, as well as interest rate caps, floors and collars,  is a highly specialized  activity  which  involves  investment  techniques  and risks  different  from those  associated  with ordinary portfolio  securities  transactions.  If the  Sub-Adviser is incorrect in its forecasts of market values,  credit  quality, interest rates and currency  exchange  rates,  the investment  performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

         Options on Securities and Securities Indices.

                  Writing  Covered  Options.  The Portfolio may write (sell) covered call and put options on any securities in which it may invest or on any  securities  index  consisting  of  securities  in which it may invest.  The Portfolio may write  such  options  on  securities  that are listed on  national  domestic  securities  exchanges  or foreign  securities exchanges or traded in the  over-the-counter  market.  A call option  written by a Portfolio  obligates  such  Portfolio to sell  specified  securities  to the  holder of the  option at a  specified  price if the  option is  exercised  before  the expiration  date.  All call  options  written by a Portfolio  are  covered,  which means that such  Portfolio  will own the securities  subject  to the  option so long as the  option is  outstanding  or such  Portfolio  will use the other  methods described  below.  The  Portfolio's  purpose in writing  covered  call options is to realize  greater  income than would be realized on portfolio  securities  transactions  alone.  However,  a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

         A put option  written by a Portfolio  obligates the  Portfolio to purchase  specified  securities  from the option holder at a specified price if the option is exercised  before the expiration  date. All put options written by a Portfolio would be covered,  which means that such  Portfolio will segregate cash or liquid assets with a value at least equal to the exercise  price of the put option or will use the other  methods  described  below.  The purpose of writing such options is to generate  additional  income for the Portfolio.  However,  in return for the option premium,  each Portfolio accepts the risk that it may be required to purchase the  underlying  securities at a price in excess of the  securities'  market value at the time of purchase.

         The Portfolio may also write (sell) covered call and put options on any securities  index consisting of securities in which it may invest.  Options on securities  indices are similar to options on  securities,  except that the exercise of securities  index  options  requires  cash  settlement  payments  and does  not  involve  the  actual  purchase  or sale of securities.  In addition,  securities index options are designed to reflect price  fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

         The Portfolio may cover call options on a securities  index by owning  securities whose price changes are expected to be similar to those of the  underlying  index or by having an absolute and  immediate  right to acquire such  securities without additional cash  consideration (or if additional cash  consideration is required,  liquid assets in such amount are segregated)  upon  conversion  or  exchange  of other  securities  held by it.  The  Portfolio  may also cover call and put options on a securities index by segregating  cash or liquid assets,  as permitted by applicable law, with a value equal to the exercise price or by owning offsetting options as described above.

         The writing of options is a highly specialized  activity which involves investment  techniques and risks different from those  associated  with  ordinary  portfolio  securities  transactions.  The use of options to seek to increase  total return involves the risk of loss if the  Sub-Adviser is incorrect in its  expectation of fluctuations in securities  prices or  interest  rates.  The  successful  use of options  for  hedging  purposes  also  depends in part on the  ability of the
Sub-Adviser  to predict  future  price  fluctuations  and the degree of  correlation  between the  options  and  securities markets.  If the  Sub-Adviser  is incorrect in its  expectation  of changes in securities  prices or  determination  of the correlation  between  the  securities  indices on which  options  are  written  and  purchased  and the  securities  in the
Portfolio's  investment  portfolio,  the investment  performance of the Portfolio will be less favorable than it would have been in the  absence of such  options  transactions.  The  writing of options  could  increase  the  Portfolio's  portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

                  Purchasing  Options.  The Portfolio may also purchase put and call options on any  securities in which it may invest or  options  on any  securities  index  consisting  of  securities  in which it may  invest.  In  addition,  the
Portfolio  may enter  into  closing  sale  transactions  in order to  realize  gains or  minimize  losses on options it had purchased.

         The  Portfolio may purchase  call options in  anticipation  of an increase,  or put options in  anticipation  of a decrease  ("protective  puts"),  in the market value of  securities  of the type in which it may invest.  The purchase of a call option would entitle the Portfolio,  in return for the premium paid, to purchase  specified  securities at a specified price during the option period.  The Portfolio would ordinarily  realize a gain on the purchase of a call option if, during the option period,  the value of such securities  exceeded the sum of the exercise price,  the premium paid and transaction costs;  otherwise the Portfolio  would  realize  either no gain or a loss on the purchase of the call option.  The purchase of a put option  would  entitle the  Portfolio,  in exchange  for the  premium  paid,  to sell  specified  securities  at a specified  price  during the option  period.  The  purchase of  protective  puts is  designed to offset or hedge  against a decline in the market value of a Portfolio's  securities.  Put options may also be purchased by a Portfolio for the purpose of  affirmatively  benefiting  from a  decline  in the  price of  securities  which it does not own.  The  Portfolio  would ordinarily  realize a gain if,  during  the option  period,  the value of the  underlying  securities  decreased  below the exercise price  sufficiently  to cover the premium and transaction  costs;  otherwise the Portfolio would realize either no gain or a loss on the  purchase  of the put  option.  Gains and  losses on the  purchase  of put  options  may be offset by countervailing changes in the value of the underlying portfolio securities.

         The  Portfolio  may purchase put and call options on  securities  indices for the same purposes as it may purchase options on  securities.  Options on securities  indices are similar to options on  securities,  except that the exercise of securities  index  options  requires  cash  payments  and does not involve the actual  purchase or sale of  securities.  In addition,  securities  index options are designed to reflect price  fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

                  Writing and  Purchasing  Currency  Call and Put Options.  The  Portfolio  may write  covered put and call options and purchase  put and call  options on foreign  currencies  in an attempt to protect  against  declines in the U.S.
dollar value of foreign  portfolio  securities and against  increases in the U.S.  dollar cost of foreign  securities to be acquired.  The Portfolio may also use options on currency to cross-hedge,  which involves writing or purchasing  options on one currency to seek to hedge against  changes in exchange  rates for a different  currency with a pattern of  correlation.
As with other kinds of option  transactions,  however,  the writing of an option on foreign currency will constitute only a partial  hedge,  up to the amount of the premium  received.  If an option that the Portfolio has written is exercised,  the
Portfolio could be required to purchase or sell foreign  currencies at  disadvantageous  exchange rates,  thereby incurring losses.  The  purchase  of an  option on  foreign  currency  may  constitute  an  effective  hedge  against  exchange  rate fluctuations;  however,  in the event of exchange rate movements  adverse to the  Portfolio's  position,  the Portfolio may forfeit the entire amount of the premium plus related  transaction  costs.  The writing of currency options involves a risk that the Portfolio  will,  upon exercise of the option,  be required to sell currency  subject to a call at a price that is less than the  currency's  market  value or be required to purchase  currency  subject to a put at a price that exceeds the currency's market value.

         The Portfolio may terminate its obligations  under a written call or put option by purchasing an option  identical to the one written.  Such  purchases  are referred to as "closing  purchase  transactions."  The  Portfolio  may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

         In addition to using options for the hedging  purposes  described above, the Portfolio may use options on currency to seek to increase  total  return.  The  Portfolio  may write  (sell)  covered put and call  options on any currency in an attempt to realize  greater  income  than would be  realized  on  portfolio  securities  transactions  alone.  However,  in writing  covered call options for additional  income,  the Portfolio may forego the  opportunity to profit from an increase in the market value of the underlying  currency.  Also, when writing put options,  the Portfolio accepts, in return for the option  premium,  the risk  that it may be  required  to  purchase  the  underlying  currency  at a price in  excess of the currency's market value at the time of purchase.

                  Yield Curve Options.  The Portfolio may purchase or write options on the yield  "spread" or  differential between  two  securities.  Such  transactions  are  referred  to as "yield  curve"  options.  In contrast to other types of options,  a yield curve option is based on the  difference  between the yields of  designated  securities,  rather than the prices  of the  individual  securities,  and is  settled  through  cash  payments.  Accordingly,  a yield  curve  option is profitable  to the  holder  if this  differential  widens  (in  the  case of a call)  or  narrows  (in the  case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         The trading of yield curve  options is subject to all of the risks  associated  with the trading of other types of options. In addition,  however,  such options present a risk of loss even if the yield of one of the underlying  securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

                  Risks  Associated with Options  Transactions.  There is no assurance that a liquid  secondary market on a domestic or foreign options  exchange will exist for any particular  exchange-traded  option or at any particular  time. If the  Portfolio  is unable to effect a closing  purchase  transaction  with respect to covered  options it has written,  the
Portfolio  will not be able to sell the underlying  securities or dispose of assets held in a segregated  account until the options expire or are exercised.  Similarly,  if the Portfolio is unable to effect a closing sale  transaction with respect to  options  it has  purchased,  it will have to  exercise  the  options  in order to  realize  any  profit  and will incur transaction costs upon the purchase or sale of underlying securities.

         The Portfolio may purchase and sell both options that are traded on U.S. and foreign  exchanges and options traded over-the-counter  with  broker-dealers  and other types of institutions that make markets in these options.  The ability to terminate  over-the-counter  options is more  limited than with  exchange-traded  options and may involve the risk that the broker-dealers  or  financial  institutions  participating  in  such  transactions  will  not  fulfill  their  obligations.
Transactions  by the Portfolio in options will be subject to limitations  established  by each of the exchanges,  boards of trade or other trading  facilities on which such options are traded  governing the maximum  number of options in each class which may be written or purchased by a single  investor or group of investors  acting in concert  regardless of whether the options are written or purchased on the same or different  exchanges,  boards of trade or other  trading  facilities or are held in one or more  accounts or through one or more  brokers.  Thus,  the number of options which a Portfolio may write or purchase  may be  affected  by  options  written or  purchased  by other  investment  advisory  clients or the  Portfolios'
Investment  Adviser.  An exchange,  board of trade or other trading  facility may order the  liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Futures Contracts and Options on Futures Contracts

         The  Portfolio  may  purchase  and sell various  kinds of futures  contracts,  and purchase and write call and put options on any of such futures  contracts.  The Portfolio may also enter into closing purchase and sale  transactions  with respect to any of such  contracts  and options.  The futures  contracts  may be based on various  securities  (such as U.S.
Government  Securities),  securities  indices,  foreign  currencies and any other financial  instruments  and indices.  The
Portfolio  will engage in futures and related  options  transactions  in order to seek to increase total return or to hedge against  changes in  interest  rates,  securities  prices or, to the extent the  Portfolio  invests in foreign  securities, currency  exchange rates, or to otherwise  manage its term structure,  sector selection and duration in accordance with its investment  objective  and  policies.  The  Portfolio  may also enter into  closing  purchase  and sale  transactions  with respect to such  contracts  and  options.  The Trust,  on behalf of each  Portfolio,  has  claimed  an  exclusion  from the definition of the term  "commodity  pool  operator"  under the  Commodity  Exchange Act and,  therefore,  is not subject to registration or regulation as a pool operator under that Act with respect to the Portfolios.

         Neither the CFTC, National Futures Association,  SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade,  including the execution,  delivery and clearing of  transactions,  or has the power to compel enforcement of the rules of a foreign  exchange or board of trade or any  applicable  foreign law. This is true even if the exchange  is  formally  linked  to a  domestic  market  so that a  position  taken on the  market  may be  liquidated  by a transaction  on another  market.  Moreover,  such laws or regulations  will vary depending on the foreign  country in which the foreign  futures or foreign  options  transaction  occurs.  For these  reasons,  a Portfolio's  investments  in foreign futures or foreign  options  transactions  may not be provided the same  protections in respect of  transactions  on United
States  exchanges.  In  particular  persons who trade  foreign  futures or foreign  options  contracts  may not be afforded certain of the protective  measures  provided by the Commodity  Exchange Act, the CFTC's  regulations  and the rules of the
National  Futures  Association and any domestic  exchange,  including the right to use reparations  proceedings  before the
CFTC  and  arbitration  proceedings  provided  by the  National  Futures  Association  or any  domestic  futures  exchange.
Similarly, these persons may not have the protection of the U.S. securities laws.

                  Futures  Contracts.  A futures contract may generally be described as an agreement between two parties to buy and sell particular  financial  instruments or currencies for an agreed price during a designated  month (or to deliver the final cash  settlement  price,  in the case of a contract  relating to an index or  otherwise  not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities  prices are falling,  a Portfolio can seek to offset a decline in the value of its  current  portfolio  securities  through the sale of futures  contracts.  When  interest  rates are falling or securities prices are rising, a Portfolio,  through the purchase of futures  contracts,  can attempt to secure better rates or prices than might later be available in the market when it effects  anticipated  purchases.  The  Portfolio may purchase and sell  futures  contracts  on a  specified  currency  in order to seek to increase  total  return or to protect  against changes in currency  exchange rates. For example,  the Portfolio may seek to offset  anticipated  changes in the value of a currency in which its  portfolio  securities,  or  securities  that it intends to purchase,  are quoted or  denominated  by purchasing and selling  futures  contracts on such  currencies.  As another  example,  the Portfolio may enter into futures transactions to seek a closer  correlation  between the Portfolio's  overall currency  exposures and the currency exposures of a Fund's performance benchmark.

         Positions  taken in the futures  markets are not  normally  held to maturity  but are instead  liquidated  through offsetting  transactions  which may result in a profit or a loss.  While  futures  contracts on securities or currency will usually be liquidated in this manner,  the Portfolio may instead make, or take,  delivery of the  underlying  securities or currency whenever it appears  economically  advantageous to do so. A clearing  corporation  associated with the exchange on which futures on securities or currency are traded  guarantees  that, if still open, the sale or purchase will be performed on the settlement date.

                  Hedging  Strategies.  Hedging,  by use of futures contracts,  seeks to establish with more certainty than would  otherwise  be  possible  the  effective  price or rate of return on  portfolio  securities  or  securities  that the
Portfolio  proposes  to  acquire  or the  exchange  rate  of  currencies  in  which  portfolio  securities  are  quoted  or denominated.  The Portfolio may, for example,  take a "short"  position in the futures market by selling futures  contracts to seek to hedge against an  anticipated  rise in interest  rates or a decline in market prices or foreign  currency  rates that would adversely  affect the U.S.  dollar value of the Portfolio's  portfolio  securities.  Such futures  contracts may include  contracts for the future delivery of securities held by the Portfolio or securities with  characteristics  similar to those of the  Portfolio's  securities.  Similarly,  the Portfolio may sell futures  contracts on any currencies in which its  portfolio  securities  are quoted or  denominated  or sell futures  contracts on one currency to seek to hedge against fluctuations  in the  value of  securities  quoted  or  denominated  in a  different  currency  if there is an  established historical  pattern  of  correlation  between  the two  currencies.  If,  in the  opinion  of the  Sub-advisor,  there is a sufficient degree of correlation  between price trends for the Portfolio's  securities and futures contracts based on other financial  instruments,  securities indices or other indices,  the Portfolios may also enter into such futures contracts as part of its hedging  strategy.  Although  under some  circumstances  prices of  securities  in the Portfolio may be more or less  volatile  than  prices of such  futures  contracts,  the  Sub-Advisor  will  attempt to  estimate  the extent of this volatility  difference based on historical  patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser  number of futures  contracts or by  attempting  to achieve  only a partial  hedge  against  price changes  affecting the  Portfolio's  securities.  When hedging of this character is  successful,  any  depreciation  in the value of portfolio  securities will be substantially  offset by appreciation in the value of the futures  position.  On the other hand, any  unanticipated  appreciation  in the value of the Portfolio would be  substantially  offset by a decline in the value of the futures position.

         On other  occasions,  a Fund may take a "long"  position by purchasing  futures  contracts.  This may be done, for example,  when a Fund  anticipates  the subsequent  purchase of particular  securities  when it has the necessary cash, but expects the prices or currency  exchange  rates then  available in the  applicable  market to be less favorable than prices that are currently available.

                  Options on Futures  Contracts.  The  acquisition  of put and call options on futures  contracts will give the Portfolio right (but not the obligation)  for a specified  price to sell or to purchase,  respectively,  the underlying futures  contract  at any time  during the option  period.  As the  purchaser  of an option on a futures  contract,  a Fund obtains  the benefit of the futures  position  if prices move in a favorable  direction  but limits its risk of loss in the event of an unfavorable  price movement to the loss of the premium and transaction  costs.  The  Portfolio's  loss incurred by writing  options on futures is potentially  unlimited and may exceed the amount of the premium  received.  The Portfolio will incur transaction costs in connection with the writing of options on futures.

                  Other  Considerations.  The  Portfolio  will  engage in  transactions  in futures  contracts  and related options  transactions  only to the  extent  such  transactions  are  consistent  with  the  requirements  of the  Code  for maintaining their qualifications as regulated investment companies for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs,  require margin deposits and may require  the  Funds to  segregate  cash or liquid  assets,  as  permitted  by  applicable  law,  in an amount  equal to the underlying value of such contracts and options.

         While  transactions  in futures  contracts  and options on futures may reduce  certain  risks,  such  transactions themselves  entail  certain  other  risks.  Thus,  while the  Portfolio  may benefit from the use of futures and options on futures,  unanticipated  changes in interest rates or securities  prices or currency  exchange rates may result in a poorer overall  performance  for the  Portfolio  than if it had not entered into any futures  contracts  or options  transactions.
When futures  contracts and options are used for hedging  purposes,  perfect  correlation  between the Portfolio's  futures positions  and  portfolio  positions  will be impossible  to achieve.  In the event of an imperfect  correlation  between a futures  position  and the  Portfolio's  position  which is intended to be  protected,  the desired  protection  may not be obtained and a Portfolio may be exposed to risk of loss.

         Perfect  correlation  between the  Portfolio's  futures  positions  and portfolio  positions  will be difficult to achieve,  particularly  where futures contracts based on specific  fixed-income  securities or specific  currencies are not available.  In addition,  it is not possible to hedge fully or protect against  currency  fluctuations  affecting the value of securities  quoted or denominated in foreign  currencies  because the value of such securities is likely to fluctuate as a result of independent  factors  unrelated to currency  fluctuations.  The  profitability  of the  Portfolio's  trading in futures depends upon the ability of the Sub-advisor to analyze correctly the futures markets

         Convertible  Securities.  The Portfolio may invest in convertible  securities.  Convertible  securities are bonds, debentures,  notes,  preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other  securities)  of the same or  different  issuer  within a  particular  period of time at a specified price or formula.  A convertible  security  entitles the holder to receive  interest  that is generally  paid or accrued on debt or a dividend  that is paid or accrued on  preferred  stock until the  convertible  security  matures or is  redeemed, converted or exchanged.  Convertible  securities have unique  investment  characteristics,  in that they generally (i) have higher yields than common stocks,  but lower yields than comparable  non-convertible  securities,  (ii) are less subject to fluctuation  in value than the  underlying  common stock due to their  fixed-income  characteristics  and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         A  convertible  security may be subject to redemption  at the option of the issuer at a price  established  in the convertible  security's  governing  instrument.  If a convertible  security held by the Portfolio is called for redemption, the Portfolio  will be required to permit the issuer to redeem the security,  convert it into the  underlying  common stock or sell it to a third party.  Any of these actions could have an adverse effect on the  Portfolio's  ability to achieve its investment objective, which, in turn, could result in losses to the Portfolio.

         Lending of Portfolio  Securities.  While  securities  are being lent,  the Portfolio  will continue to receive the equivalent  of the interest or dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the borrower.  The  Portfolio  has the right to call its loans and obtain the  securities on three business days' notice or, in connection  with  securities  trading on foreign  markets,  within such longer period of time that  coincides  with the  normal  settlement  period  for  purchases  and sales of such  securities  in such  foreign markets.  The risks in lending  portfolio  securities,  as with other  extensions  of secured  credit,  consist of possible delay in  receiving  additional  collateral  or in the  recovery  of the  securities  or  possible  loss of  rights  in the collateral  should the borrower  fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Restricted  and Illiquid  Securities.  The Portfolio may purchase  securities  that are not registered or that are offered in an exempt  non-public  offering  ("Restricted  Securities")  under the Securities Act of 1933, as amended ("1933
Act"),  including securities eligible for resale to "qualified  institutional  buyers" pursuant to Rule 144A under the 1933
Act.  However,  the  Portfolio  will not invest  more than 15% of its net assets in  illiquid  investments,  which  include repurchase  agreements  with a notice or demand period of more than seven days,  certain SMBS,  certain  municipal  leases, certain  over-the-counter  options,  securities  that are not readily  marketable  and  Restricted  Securities,  unless the
Sub-Adviser  determines,  based upon a continuing review of the trading markets for the specific Restricted  Securities and the adopted Portfolio guidelines, that such Restricted Securities are liquid.

         When-Issued and Forward  Commitment  Securities.  The Portfolio may purchase  securities on a when-issued basis or purchase or sell  securities  on a forward  commitment  basis beyond the  customary  settlement  time.  These  transactions involve a commitment  by the  Portfolio to purchase or sell  securities  at a future date beyond the  customary  settlement time. The price of the underlying  securities  (usually  expressed in terms of yield) and the date when the securities will be  delivered  and paid for (the  settlement  date)  are  fixed at the  time the  transaction  is  negotiated.  When-issued purchases and forward  commitment  transactions are negotiated  directly with the other party, and such commitments are not traded on  exchanges.  The  Portfolio  will  generally  purchase  securities  on a  when-issued  basis or  purchase or sell securities on a forward  commitment basis only with the intention of completing the transaction and actually  purchasing or selling the securities.  If deemed advisable as a matter of investment  strategy,  however, the Portfolio may dispose of or negotiate a commitment  after  entering into it. A Portfolio may also sell  securities it has committed to purchase  before those  securities are delivered to the Portfolio on the settlement  date. The Funds may realize  capital gains or losses in connection with these  transactions.  Securities  purchased or sold on a when-issued or forward  commitment basis involve a risk of loss if the value of the  security to be purchased  declines  prior to the  settlement  date or if the value of the security to be sold increases prior to the settlement date.

         Other  Investment  Companies.  The reserves the right to invest up to 10% of its total  assets,  calculated at the time of  purchase,  in the  securities  of other  investment  companies,  but may neither  invest more than 5% of its total assets in the  securities  of any one  investment  company nor acquire more than 3% of the voting  securities  of any other investment  company.  The Portfolio will indirectly bear its proportionate  share of any management fees and other expenses paid by investment  companies in which it invests in addition to the  management  fees and other expenses paid by the Fund.
Although the Portfolio does not expect to do so in the foreseeable  future,  it is authorized to invest  substantially  all of its assets in a single  open-end  investment  company  or series  thereof  that has  substantially  the same  investment objective, policies and fundamental restrictions as the Fund.

The  Portfolio may also  purchase  shares of investment  companies  investing  primarily in foreign  securities,  including
"country funds." Country funds have portfolios  consisting  primarily of securities of issuers located in specified foreign countries  or regions.  The  Portfolio  may also invest in iSharessm  and similar  securities.  iSharessm  are shares of an investment  company that invests  substantially  all of its assets in  securities  included in various  securities  indices including  foreign  securities  indices.  iSharessm  are  listed on the AMEX and were  initially  offered  to the public in
1996.  The market  prices of  iSharessm  are expected to  fluctuate  in  accordance  with both changes in the NAVs of their underlying  indices and supply and demand of iSharessm on the AMEX. To date,  iSharessm  have traded at  relatively  modest discounts  and  premiums to the NAVs.  However,  iSharessm  have a limited  operating  history and  information  is lacking regarding the actual  performance and trading  liquidity of iSharessm for extended  periods or over complete market cycles.
In addition,  there is no assurance that the  requirements  of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged.  In the event  substantial  market or other  disruptions  affecting  iSharessm should  occur in the  future,  the  liquidity  and value of a Fund's  shares  could  also be  substantially  and  adversely affected.  If such  disruptions  were to occur,  a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

         Repurchase  Agreements.  The Portfolio may enter into repurchase agreements with banks, brokers, and dealers which furnish  collateral  at least  equal in  value  or  market  price to the  amount  of  their  repurchase  obligation.  These repurchase  agreements may involve foreign  government  securities.  A repurchase  agreement is an arrangement  under which the Portfolio  purchases  securities and the seller agrees to repurchase the securities  within a particular  time and at a specified price.  Custody of the securities is maintained by the Portfolio's  custodian (or sub-custodian).  The repurchase price may be higher than the purchase price, the difference  being income to the Portfolio,  or the purchase and repurchase prices  may be the same,  with  interest  at a stated  rate due to the  Portfolio  together  with the  repurchase  price on repurchase.  In either case,  the income to the Portfolio is unrelated to the interest rate on the security  subject to the repurchase agreement.

         For purposes of the Act, and  generally  for tax  purposes,  a repurchase  agreement is deemed to be a loan from a
Fund to the seller of the  security.  For other  purposes,  it is not  always  clear  whether a court  would  consider  the security  purchased by a Fund subject to a repurchase  agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller.  In the event of commencement of bankruptcy or insolvency  proceedings  with respect to the seller of the security  before  repurchase of the security  under a repurchase  agreement,  a Fund may  encounter  delay and incur costs  before  being able to sell the  security.  Such a delay may  involve  loss of  interest or a decline in value of the security.  If the court  characterizes  the  transaction as a loan and a Fund has not perfected a security  interest in the security,  the Fund may be required to return the security to the seller's  estate and be treated as an unsecured  creditor of the seller.  As an  unsecured  creditor,  a Fund would be at risk of losing some or all of the  principal  and  interest involved in the  transaction.  Apart from the risk of  bankruptcy or  insolvency  proceedings,  there is also the risk that the seller may fail to repurchase the security.

         Reverse  Repurchase  Agreements.  The  Portfolio  may borrow money by entering into  transactions  called  reverse repurchase  agreements.  Under  these  arrangements,  the  Portfolio  will sell  portfolio  securities  to  dealers in U.S.
Government  Securities or members of the Federal Reserve System,  with an agreement to repurchase the security on an agreed date,  price and  interest  payment.  These  reverse  repurchase  agreements  may involve  foreign  government  securities.
Reverse repurchase  agreements involve the possible risk that the value of portfolio securities the Portfolio  relinquishes may decline below the price the Portfolio must pay when the  transaction  closes.  Borrowings may magnify the potential for gain or loss on amounts  invested  resulting in an increase in the  speculative  character of the  Portfolio's  outstanding shares.

         When the Portfolio enters into a reverse  repurchase  agreement,  it places in a separate custodial account either liquid assets or other high grade debt  securities  that have a value equal to or greater than the  repurchase  price.  The account is then  continuously  monitored by the Investment  Adviser to make sure that an  appropriate  value is maintained.
Reverse repurchase agreements are considered to be borrowings under the Act.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs High Yield  Portfolio.  The limitations are not  "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         The Portfolio may not:

         (1)    Invest in companies for the purpose of exercising control or management;

         (2)    Invest  more than 15% of the Fund's net  assets in  illiquid  investments,  including  illiquid  repurchase agreements  with a notice or demand period of more than seven days,  securities  which are not readily  marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

         (3)    Purchase  additional  securities if the Fund's borrowings  (excluding covered mortgage dollar rolls) exceed
         5% of its net assets; or

         (4)    Make short sales of securities, except short sales against-the-box.

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and the  opportunity  for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible bonds and convertible  preferred  stocks.  These investments  tend to be more volatile than debt  securities but tend to be less volatile and produce more income than their underlying common stocks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Lord Abbett Bond-Debenture  Portfolio.  These limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Change its policy to invest at least 80% of the value of its assets in fixed income  securities unless it provides 60 days prior written notice to its shareholders.

         2.       Pledge  its assets  (other  than to secure  borrowings,  or to the extent  permitted  by the  Portfolio's investment policies);

         3.       Make short sales of securities;

         4.       Invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

         5.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         6.       Invest in real estate limited partnership  interests or interests in oil, gas or other mineral leases, or exploration  or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral exploration or other development activities;

         7.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

         8.       Invest  more  than 10% of the  market  value  of its  gross  assets  at the  time of  investment  in debt securities that are in default as to interest or principal.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital.  The  Sub-advisor  will seek to employ prudent  investment  management  techniques,  especially in light of the broad range of investment instruments in which the Portfolio may invest.

Investment Policies:

         Unless otherwise  indicated,  all limitations  applicable to the Portfolio apply only at the time a transaction is entered  into.  Unless  otherwise  noted,  the  Portfolio  may invest up to 5% of its net assets in any type of security or investment not  specifically  noted in this Statement or the Trust's  Prospectus  that the  investment  adviser  reasonably believes is compatible with the investment objectives and policies of that Portfolio.

         Borrowing.  The Portfolio  may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.
The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage (that is, total assets  including  borrowings, less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be required to sell some of its holdings  within three days to reduce the debt and  restore the 300% asset  coverage,  even though it may be  disadvantageous  from an  investment standpoint  to sell  securities  at that time.  Borrowing  will tend to  exaggerate  the  effect on net asset  value of any increase or decrease in the market value of the  Portfolio.  Money  borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities  purchased.  The Portfolio also may be required to maintain  minimum average  balances in  connection  with such  borrowing  or to pay a  commitment  or other fee to maintain a line of credit;
either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage  dollar rolls." A reverse repurchase  agreement involves the sale of a portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio sells a mortgage-related  security (such as a GNMA security) to a dealer and simultaneously  agrees to repurchase a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase agreement, as a collateralized  borrowing in which the Portfolio pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Portfolio, but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the securities returned  to the  Portfolio  generally  must:  (1) be  collateralized  by the same types of  underlying  mortgages;  (2) be issued  by the same  agency  and be part of the same  program;  (3)  have a  similar  original  stated  maturity;  (4) have identical net coupon rates;  (5) have similar  maturity:  (4) have  identical  net coupon  rates;  (5) have similar  market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the  securities  delivered  and  received  back must be within 2.5% of the initial  amount  delivered.  The  Portfolio's obligations  under a dollar roll  agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing,  as discussed  above.  Furthermore,  because  dollar roll  transactions  may be for terms  ranging  between one and six months, dollar roll  transactions  may be deemed  "illiquid" and subject to the Portfolio's  overall  limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar- or foreign  currency-denominated  corporate debt  securities of domestic or foreign  issuers are limited to corporate debt  securities  (corporate  bonds,  debentures, notes and other similar  corporate debt  instruments,  including  convertible  securities)  which meet the minimum  ratings criteria set forth for the Portfolio,  or, if unrated, are in the Sub-advisor's  opinion comparable in quality to corporate debt  securities in which the Portfolio may invest.  In the event that ratings  services  assign  different  ratings to the same security,  the Sub-advisor  will determine  which rating it believes best reflects the security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of  principal  on some debt  obligations  may be linked or indexed to the level of exchange rates between the U.S.  dollar and a foreign  currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest  paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a  corporation's  capital  structure and,  therefore,  generally  entail less risk than the  corporation's  common stock,  although  the  extent  to which  such  risk is  reduced  depends  in large  measure  upon the  degree  to which the convertible security sells above its value as a fixed-income security.

         A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio will be required to permit the issuer to redeem the  security  and  convert it to  underlying  common  stock,  or will sell the  convertible  security to a third party.  The Portfolio  generally  would invest in convertible  securities for their  favorable  price  characteristics  and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio  (i.e., rated B or better by Moody's or S&P) are described as  "speculative"  by both Moody's and S&P.  Investment  in  lower-rated corporate debt  securities  ("high yield  securities")  generally  provides  greater income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality  securities,  but they also  typically  entail  greater  price volatility  and  principal  and income  risk.  These high yield  securities  are  regarded  as high risk and  predominantly speculative  with respect to the issuer's  continuing  ability to meet  principal  and  interest  payments.  The market for these  securities is relatively  new, and many of the outstanding  high yield  securities have not endured a major business recession.  A long-term track record on default rates,  such as that for investment grade corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk securities may be more  susceptible to real or perceived  adverse  economic and competitive industry  conditions  than  investment  grade  securities.  The price of high yield  securities  have been found to be less sensitive to interest-rate  adverse economic downturns or individual  corporate  developments.  A projection of an economic downturn  or of a period of rising  interest  rates,  for  example,  could  cause a decline in high yield  security  prices because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal and interest payments on its debt  securities.  If an issuer of high yield  securities  defaults,  in addition to risking payment of all or a portion of interest and  principal,  the  Portfolio may incur  additional  expenses to seek  recovery.  In the case of high yield securities  structured as zero-coupon or pay-in-kind  securities,  their market prices are affected to a greater extent by interest rate changes,  and therefore tend to be more volatile than  securities  which pay interest  periodically and in cash.

         The secondary  market on which high yield,  high risk securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the
Portfolio could sell a high yield security,  and could  adversely  affect the daily net asset value of the shares.  Adverse publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may decrease the values and liquidity of high yield securities  especially in a thinly-traded  market.  When secondary markets for high yield securities are less liquid  than the market for  higher  grade  securities,  it may be more  difficult  to value the  securities  because  such valuation may require more  research,  and elements of judgment may play a greater role in the  valuation  because there is less  reliable,  objective  data  available.  The  Sub-advisor  seeks to minimize the risks of investing in all  securities through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates and market conditions.  For an additional  discussion of certain risks involved in  lower-rated  debt  securities,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Objectives."

         Participation on Creditors  Committees.  The Portfolio may from time to time  participate on committees  formed by creditors to negotiate with the  management of  financially  troubled  issuers of securities  held by the  Portfolio.  Such participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security  when it might  otherwise  desire to do so.  Participation  by the
Portfolio on such committees also may expose the Portfolio to potential  liabilities  under the federal  bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio  will  participate  on such  committees  only when the  Sub-advisor  believes  that such  participation  is  necessary or  desirable  to enforce the  Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The  Portfolio  may  invest  in  mortgage-backed   securities.   Mortgage-related
securities  are interests in pools of mortgage  loans made to  residential  home buyers,  including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial banks and others.  Pools of mortgage loans are assembled as securities  for sale to investors by various  governmental,  government-related  and private  organizations  (see "Mortgage
Pass-Through  Securities").  The Portfolio may also invest in debt securities which are secured with collateral  consisting of  mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),  and in other  types of  mortgage-related securities.

         Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and principal  payments  owned on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

         The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  sellers/servicers  which  include state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-though  securities  issued by FNMA are  guaranteed as to timely  payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues  Participation  Certificates  ("PC's") which represent interests in conventional  mortgages from FHLMC's  national  portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions,  private mortgage insurance companies, mortgage bankers and other secondary market issuers also create  pass-though  pools of conventional  residential  mortgage loans. Such issuers may, in addition,  be the  originators  and/or  servicers  of the  underlying  mortgage  loans  as  well as the  guarantors  of the mortgage-related  securities.  Pools  created by such  nongovernmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Trust's  investment  quality  standards.  There can be no assurance  that the private insurers or guarantors can meet their obligations  under the insurance  policies or guarantee  arrangements.  The Portfolio may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan experience and practices of the  originators/servicers  and poolers,  the  Sub-advisor  determines  that the  securities  meet the Trust's quality standards.  Although the market for such securities is becoming  increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  The Portfolio will not purchase  mortgage-related  securities or any other  assets  which in the  Sub-advisor's  opinion  are  illiquid  if,  as a  result,  more  than 15% of the  value of the
Portfolio's total assets will be illiquid.

         Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not subject to the Portfolio's  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all U.S.  Government  securities.
In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related securities do not represent  interests in any particular  "industry" or group of  industries.  The assets  underlying  such securities may be represented by a portfolio of first lien residential  mortgages  (including both whole mortgage loans and mortgage participation  interests) or portfolios of mortgage pass-through  securities issued or guaranteed by GNMA, FNMA or
FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing
Administration  or the  Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities  whose underlying assets are neither U.S. Government  securities nor U.S.  Government-insured  mortgages,  to the extent that real properties  securing such assets may be located in the same geographical  region,  the security may be subject to a greater risk of default that other  comparable  securities  in the event of adverse  economic,  political or business  developments that may affect such region and  ultimately,  the ability of  residential  homeowners  to make  payments of  principal  and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes,  each bearing a different stated maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection through a de facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly
          --------
payment  of  principal  received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned  to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity  classes  receive  principal only after the first  class has been  retired.  An  investor  is  partially  guarded  against a sooner  than  desired  return or principal because of the sequential payments.

         In a typical CMO transaction,  a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of the CMO bonds
("Bonds").  Proceeds  of  the  Bond  offering  are  used  to  purchase  mortgages  or  mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments) on the mortgage loans during any semiannual payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional discussion of mortgage-backed  securities and certain risks involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other  than  those described  above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage
loans  on  real  property,   including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         The cash flow  generated by the mortgage  assets  underlying  a series of CMOs is applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual  in a CMO  structure  generally  represents  the  interest  in any excess  cash flow  remaining  after  making the foregoing  payments.  Each  payment of such  excess cash flow to a holder of the related  CMO  residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment  banking firms acting as brokers or dealers.  The CMO residual market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after careful review of the characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the Securities Act of 1933, as amended.  CMO  residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid"  and  subject to the  Portfolio's  limitations  on  investment  in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions  of the interest and principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage  assets,  which the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the interest  (the IO class),  while the other class will  receive  all of the  principal  (the  principal-only  or "PO"  class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying mortgage assets, and a rapid rate of principal  payments may have a material adverse effect on the Portfolio's  yield to maturity from these securities.  If the  underlying  mortgage  assets  experience  greater  than  anticipated  prepayments  of  principal,  the
Portfolio  may fail to fully  recoup its  initial  investment  in these  securities  even if the  security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers,  these securities were only recently  developed.  As a result,  established trading markets have not yet developed and,  accordingly,  these securities may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage  loans) will be offered to investors in the future.  Several types of  asset-backed  securities  may be offered to investors,  including  Certificates  for Automobile  Receivables.  The Portfolio takes the position that such securities do not  represent  interests  in any  particular  "industry"  or  group  of  industries.  For a  discussion  of  automobile receivables,  see this Statement  under  "Certain Risk Factors and Investment  Methods."  Consistent  with the  Portfolio's investment objectives and policies, the Sub-advisor also may invest in other types of asset-backed securities.

         Foreign  Securities.  The  Portfolio  may  invest in  corporate  debt  securities  of foreign  issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or foreign
currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and   instrumentalities,
international  agencies  and  supranational  entities.  The  Portfolio  may  invest up to 20% of its  assets in  securities denominated  in foreign  currencies,  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign issuers.  The Portfolio may invest up to 10% of its assets in  securities  of issuers based in emerging  market  countries.
Investing in the securities of foreign issuers  involves  special risks and  considerations  not typically  associated with investing in U.S.  companies.  For a discussion  of certain  risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see ""Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the tine of the  contract.  These  contracts  may be bought or sold to  protect  the  Portfolio  against  a  possible  loss resulting  from an adverse  change in the  relationship  between  foreign  currencies  and the U.S.  dollar or to  increase exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the
Trust's  custodian of cash or other liquid assets and are marked to market daily.  Although such  contracts are intended to minimize  the risk of loss due to a decline on the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign entities for new obligations in connection with debt  restructurings  under a debt  restructuring  plan  introduced  by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady  Plan").
Brady Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria,
Costa Rica, the Dominican Republic,  Ecuador,  Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay,  and
Venezuela.  In addition,  Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a
Brady Plan in the future.

         Brady  Bonds do not have a long  payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily  the U.S.  dollar)  and are  actively  traded in the  over-the-counter  secondary market.  Brady bonds are not considered to be U.S. Government  securities.  U.S.  dollar-denominated,  collateralized Brady
Bonds,  which may be fixed rate par bonds or floating  rate discount  bonds,  are  generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having the same  maturity as the Brady  Bonds.  Interest  payments on these
Brady Bonds generally are collateralized on a one-year or longer  rolling-forward  basis by cash or securities in an amount that,  in the case of fixed rate  bonds,  is equal to at least one year of  interest  payments  or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest rate at that time and is adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances,  which in effect constitute  supplemental  interest payments but generally are not  collateralized.
Brady Bonds are often viewed as having three or four valuation  components:  (i) the collateralized  repayment of principal at final maturity;  (ii) the collateralized interest payments;  (iii) the uncollateralized  interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations in which the Portfolios  invest include  certificates  of deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market  for such  deposits.  The  Portfolio  will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate, more than 15% of its assets  would be invested in such  deposits,  repurchase  agreements  maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its  investments  in United States bank  obligations to obligations of United States bank
(including  foreign  branches)  which have more than $1 billion in total assets at the time of investment and are member of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations
(federally or state chartered and federally insured) having total assets in excess $1 billion.

         The  Portfolio  will limit its  investments  in  foreign  bank  obligations  to United  States  dollar- or foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (i) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations  of United  States banks in which the Portfolio may invest.  Subject to the
Portfolio's  limitation  on  concentration  of no more than 25% of its assets in the  securities  of issuers in  particular industry,  there is no limitation on the amount of the  Portfolio's  assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or the accounting,  auditing and financial  reporting  standards,  practices and requirements  applicable to foreign banks may differ from those  applicable to United  States  banks.  Foreign  banks are not  generally  subject to  examination  by any
United States Government agency or instrumentality.

         Short Sales.  The  Portfolio may make short sales of  securities  as part of their  overall  portfolio  management strategies  involving the use of  derivative  instruments  and to offset  potential  declines in long  positions in similar securities.  A short sale is a transaction  in which the Portfolio  sells a security it does not own in  anticipation  that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer through  which it made the short sale as  collateral  for its  obligation  to deliver the security  upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often  obligated to pay over any accrued interest on such borrowed securities.

         If the  price of the  security  sold  short  increases  between  the time of the  short  sale and the time and the
Portfolio  replaces  the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the
Portfolio  will realize a capital gain.  Any gain will be  decreased,  and any loss  increased,  by the  transaction  costs described  above.  The  successful  use of short  selling  may be  adversely  affected  by  imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the  Portfolio  engages in short sales,  it will provide  collateral to the  broker-dealer  and
(except in the case of short  sales  "against  the box") will  maintain  additional  asset  coverage in the form of cash or other liquid  assets in a segregated  account.  The  Portfolio  does not intend to enter into short sales (other than those
"against the box") if  immediately  after such sale the  aggregate of the value of all  collateral  plus the amount in such segregated  account exceeds  one-third of the value of the Portfolio's net assets.  This percentage may be varied by action of the Trust's  Board of  Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative Instruments.  In pursuing its individual objective,  the Portfolio may, as described in the Prospectus, purchase and sell (write) both put options and call options on  securities,  securities  indexes,  and foreign  currencies, and enter into interest rate,  foreign  currency and index futures  contracts and purchase and sell options on such futures contracts  ("future  options") for hedging  purposes or as part of their overall  investment  strategy.  The Portfolio also may enter into swap  agreements  with respect to foreign  currencies,  interest rates and indexes of  securities.  If other types of financial instruments,  including other types of options,  futures contracts, or futures options are traded in the future,  the Portfolio may also use those  instruments,  provided that the Trust's Board of Trustees  determines that their use is consistent with the Portfolio's  investment  objective,  and provided that their use is consistent with restrictions applicable  to options and futures  contracts  currently  eligible  for use by the Trust  (i.e.,  that  written call or put options  will be  "covered" or "secured"  and that  futures and futures  options  will be used only  primarily  for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other  securities  or indexes in  standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade,  or  similar  entities,  or quoted on NASDAQ or on a  regulated  foreign  over-the-counter  market,  and  agreements sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered."  In the case of a call option on a security,  the option is  "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash  equivalents  or other  liquid  assets in such  amount  are placed in a  segregated  account by its custodian)  upon  conversion or exchange of other  securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also  covered if the  Portfolio  holds a call on the same  security or index as the call  written  where the exercise price of the call held is (i) equal to or less than the exercise  price of the call written,  or (ii) greater than the  exercise  price  of the  call  written,  provided  the  difference  is  maintained  by the  Portfolio  in cash or cash equivalents  in a  segregated  account  with its  custodian.  A put option on a security  or an index is  "covered"  if the
Portfolio  maintains cash or cash  equivalents  equal to the exercise price in a segregated  account with its custodian.  A put  option is also  covered  if the  Portfolio  holds a put on the same  security  or index as the put  written  where the exercise  price of the put held is (i) equal to or greater  than the exercise  price of the put written,  or (ii) less than the exercise price of the put written,  provided the difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes a capital  gain equal to the  premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or if it is more,  the Portfolio  will realize a capital loss.
If the premium  received  from a closing  sale  transaction  is more than the  premium  paid to  purchase  the option,  the
Portfolio  will  realize a capital  gain or, if it is less,  the  Portfolio  will  realize a capital  loss.  The  principal factors  affecting  the market  value of a put or a call option  include  supply and demand,  interest  rates,  the current market price of the  underlying  security or index in relation to the exercise  price of the option,  the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium received  for a option  written by the  Portfolio  is recorded as a deferred  credit.  The value of an option  purchased or written  is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded or, if not traded  on an  exchange  or no  closing  price is  available,  at the mean  between  the last bid and asked  prices.  For a discussion  of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Portfolio to reduce foreign  currency risk using such options.  Over-the-counter  options  differ from traded  options in that they are two-party  contracts with price and other  terms  negotiated  between  buyer and  seller,  and  generally  do not have as much  market  liquidity  as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Portfolio may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign  currency or index futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase and write call and put futures  options.  Futures  options  possess many of the same characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

         To  comply  with  applicable  rules of the CFTC  under  which the Trust and the  Portfolio  avoid  being  deemed a
"commodity  pool" or a "commodity pool  operator," the Portfolio  intends  generally to limit its use of futures  contracts
and  futures  options  to  "bona  fide  hedging"  transactions,   as  such  term  is  defined  in  applicable  regulations,
interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge  against  anticipated changes in interest rates that might adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the  Portfolio  intends to purchase.  The  Portfolio's  hedging  activities  may include sales of futures contracts as an offset against the effect or expected  increases in interest rates,  and purchases of futures  contracts as an offset against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures options which are  standardized  and traded on a
U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio,  the Portfolio is required to deposit with its  custodian  (or broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government  securities  ("initial margin").  The margin  required  for a futures  contract is set by the  exchange on which the contract is traded and may be modified  during  the term of the  contract.  The  initial  margin is in the  nature of a  performance  bond or good  faith deposit on the futures  contract  which is  returned to the  Portfolio  upon  termination  of the  contract,  assuming  all contractual  obligations  have been  satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin deposits.  A futures  contract  held by the Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives  cash,  called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not  represent a borrowing or loan by the  Portfolio  but is instead a  settlement  between the  Portfolio  and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset value,  each  Portfolio  will mark to market its open futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Portfolio  realizes a capital gain, or if it is more, the Portfolio  realizes a capital loss.  Conversely, if an offsetting sale price is more than the original  purchase price,  the Portfolio  realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options.  In general,  the Portfolio  intends to enter into positions in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin deposits relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"
would exceed 5% of the  Portfolio's  total assets.  A call option is  "in-the-money"  if the value of the futures  contract that is the subject of the option  exceeds  the  exercise  price.  A put option is  "in-the-money"  if the  exercise  price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract,  the Portfolio will maintain with its custodian (and mark-to-market on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market  on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the Portfolio may "cover" its position by owning the  instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a volatility  substantially  similar  to that of the index on which the  futures  contract  is  based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract written  by the  Portfolio  (or at a higher  price if the  difference  is  maintained  in liquid  assets  with the  Trust's custodian).

         When  selling  a call  option  on a  futures  contract,  the  Portfolio  will  maintain  with its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures commission  merchant  as  margin,  equal the  total  market  value of the  futures  contract  underlying  the call  option.
Alternatively,  the Portfolio  may cover its position by entering  into a long  position in the same futures  contract at a price no higher than the strike price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the Portfolio  will  maintain  with its custodian  (and mark-to market on a daily  basis) cash or other  liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the  Portfolio may cover the position  either by entering into a short  position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same futures contract so long as the strike  price of the  purchased  put  option is the same or higher  than the  strike  price of the put  option  sold by the
Portfolio.

         Swap Agreements.  For purposes of applying the Portfolio's  investment policies and restrictions (as stated in the prospectuses  and this SAI) swap  agreements  are  generally  valued by the  Portfolio  at market  value.  In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling credit default  protection),  however,  the
Portfolio  will  generally  value  the swap at its  notional  amount.  The  manner  in which  certain  securities  or other instruments are valued by the Portfolio for purposes of applying  investment  policies and restrictions may differ from the manner in which those  investments  are valued by other types of  investors.  The  Portfolio  may also enter into  interest rate, index,  credit and currency  exchange rate swap agreements for purposes of attempting to obtain a particular  desired return at a lower cost to the  Portfolio  than if the Portfolio  had invested  directly in an instrument  that yielded that desired return.  The Portfolio may also enter into options on swap  agreements.  For a discussion of swap  agreements,  see the Trust's  Prospectus  under  "Investment  Objectives and Policies." The Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the  Portfolio)  and any accrued but unpaid net amounts owed to a swap  counterparty will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio will not enter into a swap agreement with any single  party if the net amount owned or to be received  under  existing  contracts  with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap agreements may be considered to be illiquid.  Moreover,  the Portfolio bears the risk of loss of the  amount  expected  to be  received  under a swap  agreement  in the event of the  default  or  bankruptcy  of a swap agreement  counterparty.  The Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties that  would be  eligible  for  consideration  as  repurchase  agreement  counterparties  under the  Portfolio's  repurchase agreement  guidelines.  Certain  restrictions  imposed  on the  Portfolio  by the  Internal  Revenue  Code  may  limit  the
Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps market,  including potential government  regulation,  could adversely affect the
Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this exemption,  a swap agreement must be entered into by "eligible  participants." To be eligible,  natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash  that (1) have  individual  tailored  terms,  (2) lack  exchange-style  offset  and the use of a  clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities may be very volatile.  To the extent the Portfolio  invests in these  securities, however,  the Sub-advisor  analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign Currency  Exchange-Related  Securities.  The Portfolio may invest in foreign currency warrants,  principal exchange  rate  linked  securities  and  performance  indexed  paper.  For a  description  of these  instruments,  see this
Statement under "Certain Risk Factor and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may  invest in or  acquire  warrants  to  purchase  equity or fixed-income  securities.  Bonds with  warrants  attached  to  purchase  equity  securities  have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The Portfolio may invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument can combine the  characteristics  of  securities,  futures,  and  options.  Hybrids  can be used as an  efficient  means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional  discussion of hybrid instruments and certain risks involved therein,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments  ("inverse  floaters").
The interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans.  Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent direct  participation in a loan to a corporate  borrower, and  generally  are  offered  by banks or  other  financial  institutions  or  lending  syndicates.  When  purchasing  loan participations,  the Portfolio  assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which the
Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Portfolio has direct  recourse  against the  corporate  borrower,  the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets  held by the agent bank for the benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's  general  creditors,  the  Portfolio  might  incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations involving other interposed  financial  institutions  (e.g., an insurance company or governmental  agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled interest or  principal.  However,  there is no  assurance  that the  liquidation  of  collateral  from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The  Portfolio  may  invest in loan  participations  with  credit  quality  comparable  to that of  issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when  investing in  indebtedness  of companies  with poor credit,  the  Portfolio  bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the corporate  borrower as the "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the corporate borrower,  if the participation  does not shift to the Portfolio the direct  debtor-creditor  relationship  with the corporate  borrower,
SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate borrower as "issuers" for the purposes of  determining  whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial  intermediary,  or a group of  intermediaries  engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater  degree of  judgment  in  determining  the
Portfolio's net asset value than if that value were based on available market  quotations,  and could result in significant variations  in the  Portfolio's  daily  share  price.  At the same  time,  some loan  interests  are traded  among  certain financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops, the  liquidity  of these  instruments  is  expected to improve.  In  addition,  the  Portfolio  currently  intends to treat indebtedness  for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation  on illiquid  investments.  Investments  in loan  participations  are  considered  to be debt  obligations  for purposes of the
Company's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with  owning  and  disposing  of the collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Portfolio could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law protections against fraud and  misrepresentation.  In the absence of definitive  regulatory guidance,  the Portfolio relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire  participations in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments  may have the effect of requiring  the  Portfolio to increase  its  investment  in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed to advance  additional funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in  accordance  with procedures  established  by the Board of Trustees,  in an amount  sufficient  to meet such  commitments.  The Portfolio may invest in delayed funding loans and revolving  credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed  funding  loans and  revolving  credit  facilities  may be  subject  to  restrictions  on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Portfolio may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Portfolio currently  intend to treat delayed funding loans and revolving  credit  facilities for which there is no readily  available market as  illiquid  for  purposes of the  Portfolio's  limitation  on illiquid  investments.  Participation  interests  in revolving  credit  facilities  will be subject to the  limitations  discussed  above under "Loan  Participations."  Delayed funding  loans and  revolving  credit  facilities  are  considered  to be debt  obligations  for  purposes  of the  Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Company Securities.  The Portfolio may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.  The Portfolio may invest in securities of money market funds managed by the Sub-advisor subject to the terms of an exemptive order obtained by the Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.  Under such order, the Portfolio will limit its aggregate investment in a money market fund managed by the Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million, although the Trust's
Board of Trustees may increase this limit up to 25% of the company's total assets.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO Total Return Bond Portfolio.  These  limitations are not  "fundamental"  restrictions,  and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       The Portfolio will not invest more than 15% of the assets of the Portfolio  (taken at market value at the time of the  investment) in "illiquid  securities,"  illiquid  securities  being defined to include  securities  subject to legal or contractual  restrictions  on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days,  certain options traded over the counter that the Portfolio has purchased,  securities  being used to cover  options a Portfolio  has  written,  securities  for which  market  quotations  are not readily  available,  or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         3.       The Portfolio will not purchase  securities for the Portfolio from, or sell portfolio  securities to, any of the officers and directors or Trustees of the Trust or of the Investment Manager or of the Sub-advisor.

         4.       The Portfolio  will not invest more than 5% of the assets of the Portfolio  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         5.       The Portfolio will not maintain a short  position,  or purchase,  write or sell puts,  calls,  straddles, spreads or  combinations  thereof,  except as set forth in the Trust's  Prospectus and this Statement for  transactions  in options, futures, and options on futures transactions arising under swap agreements or other derivative instruments.

         6.           Invest in companies for the purpose of exercising control or management.

         7.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek to maximize  total return,  consistent  with preservation of capital and prudent investment management.

Investment Policies:

         Unless otherwise  indicated,  all limitations  applicable to the Portfolio apply only at the time a transaction is entered  into.  Unless  otherwise  noted,  the  Portfolio  may invest up to 5% of its net assets in any type of security or investment not  specifically  noted in this Statement or the Trust's  Prospectus  that the  investment  adviser  reasonably believes is compatible with the investment objectives and policies of that Portfolio.

         Borrowing.  The Portfolio  may borrow for  temporary  administrative  purposes.  This  borrowing may be unsecured.
The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage (that is, total assets  including  borrowings, less liabilities  exclusive of borrowings) of 300% of the amount  borrowed.  If the 300% asset coverage should decline as a result of market  fluctuations  or other  reasons,  the Portfolio  may be required to sell some of its  portfolio  holdings within three days to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any  increase  or  decrease  in the  market  value of the  Portfolio's  securities.  Money  borrowed  will be subject to interest costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Portfolio also may be required to maintain  minimum  average  balances in connection  with such  borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would  increase the cost of borrowing  over the stated  interest rate.

         Among the forms of borrowing in which the  Portfolio may engage is the entry into reverse  repurchase  agreements.
A reverse repurchase  agreement  involves the sale of the  Portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the instrument at a specified  time and price.  The Portfolio  will maintain a segregated  account with its Custodian  consisting of cash or other liquid assets equal (on a daily  mark-to-market  basis) to its  obligations under reverse repurchase  agreements with broker-dealers (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of  securities  retained by the  Portfolio  may decline  below the  repurchase  price of the securities  sold by the Portfolio  which it is obligated to  repurchase.  To the extent that the  Portfolio  collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act will not apply.

         In addition to the above,  the  Portfolio  may enter into  reverse  repurchase  agreements  and  "mortgage  dollar rolls." A reverse repurchase  agreement involves the sale of a portfolio-eligible  security by the Portfolio,  coupled with its agreement to repurchase  the  instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio sells a mortgage-related  security (such as a GNMA security) to a dealer and simultaneously  agrees to repurchase a similar security  (but not the same  security)  in the future at a  pre-determined  price.  A "dollar  roll" can be viewed,  like a reverse repurchase agreement, as a collateralized  borrowing in which the Portfolio pledges a mortgage-related  security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio enters into a dollar roll  transaction is not obligated to return the same  securities as those  originally sold by the Portfolio, but only  securities  which are  "substantially  identical."  To be considered  "substantially  identical,"  the securities returned to the Portfolio  generally must: (1) be collateralized by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the  aggregate  principal  amounts of the  securities  delivered  and received back must be within 2.5% of the initial amount  delivered.  The  Portfolio's  obligations  under a dollar roll  agreement  must be covered by cash or other  liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse repurchase agreements will be subject to the 1940 Act's limitations on borrowing,  as discussed  above.  Furthermore,  because  dollar roll  transactions  may be for terms  ranging  between one and six months, dollar roll  transactions  may be deemed  "illiquid" and subject to the Portfolio's  overall  limitations on investments in illiquid securities.

         Corporate Debt Securities. The Portfolio's investments in U.S. dollar- or foreign  currency-denominated  corporate debt  securities of domestic or foreign  issuers are limited to corporate debt  securities  (corporate  bonds,  debentures, notes and other similar  corporate debt  instruments,  including  convertible  securities)  which meet the minimum  ratings criteria set forth for the Portfolio,  or, if unrated, are in the Sub-advisor's  opinion comparable in quality to corporate debt  securities  in which the  Portfolio  may invest.  The rate of return or return of principal on some debt  obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate bonds in which the Portfolio may invest are  convertible  securities.  A convertible  security is a bond,  debenture,  note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different  issuer.  A  convertible  security  generally  entitles the holder to receive  interest  paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible securities have  characteristics  similar to nonconvertible debt securities.  Convertible  securities rank senior to common stock in a  corporation's  capital  structure and,  therefore,  generally  entail less risk than the  corporation's  common stock,  although  the  extent  to which  such  risk is  reduced  depends  in large  measure  upon the  degree  to which the convertible security sells above its value as a fixed-income security.

         A convertible  security may be subject to redemption at the option of the issuer at a  predetermined  price.  If a convertible  security held by the Portfolio is called for redemption,  the Portfolio would be required to permit the issuer to redeem the  security  and convert it to  underlying  common  stock,  or would sell the  convertible  security to a third party.  The Portfolio  generally  would invest in convertible  securities for their  favorable  price  characteristics  and total return potential and would normally not exercise an option to convert.

         Investments  in securities  rated below  investment  grade that are eligible for purchase by the Portfolio  (i.e., rated B or better by Moody's or S&P),  are described as  "speculative"  by both Moody's and S&P.  Investment in lower-rated corporate debt  securities  ("high yield  securities")  generally  provides  greater income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality  securities,  but they also  typically  entail  greater  price volatility  and principal and income risk.  These high yield  securities  are regarded as  predominantly  speculative  with respect to the issuer's  continuing  ability to meet principal and interest  payments.  The market for these  securities is relatively  new,  and many of the  outstanding  high  yield  securities  have not  endured a major  business  recession.  A long-term  track record on default  rates,  such as that for  investment  grade  corporate  bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield  securities may be more  susceptible to real or perceived  adverse  economic and  competitive  industry conditions than investment  grade  securities.  The prices of high yield securities have been found to be less sensitive to interest-rate  changes than  higher-rated  investments,  but more  sensitive to adverse  economic  downturns or  individual corporate  developments.  A projection of an economic downturn or of a period of rising interest rates, for example,  could cause a decline in high yield  security  prices  because  the advent of a  recession  could  lessen the ability of a highly leveraged  company to make principal and interest  payments on its debt  securities.  If an issuer of high yield securities defaults,  in  addition  to  risking  payment  of all or a portion of  interest  and  principal,  the  Portfolio  may incur additional  expenses to seek  recovery.  In the case of high yield  securities  structured as  zero-coupon  or  pay-in-kind securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The  secondary  market on which high yield  securities  are traded may be less  liquid  than the market for higher grade  securities.  Less liquidity in the secondary  trading market could adversely affect the price at which the Portfolio could sell a high yield security,  and could adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor  perceptions,  whether or not based on  fundamental  analysis,  may decrease the values and  liquidity of high yield securities  especially in a thinly-traded  market.  When secondary  markets for high yield securities are less liquid than the market for higher grade  securities,  it may be more difficult to value the securities  because such valuation may require more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable, objective  data  available.  The  Sub-advisor  seeks  to  minimize  the  risks  of  investing  in  all  securities  through diversification,  in-depth credit analysis and attention to current  developments in interest rates and market  conditions.
For a discussion of the risks  involved in  lower-rated  debt  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Participation on Creditors  Committees.  The Portfolio may from time to time  participate on committees  formed by creditors to negotiate with the  management of  financially  troubled  issuers of securities  held by the  Portfolio.  Such participation  may subject the  Portfolio  to expenses  such as legal fees and may make the  Portfolio  an "insider" of the issuer for purposes of the federal  securities  laws,  and  therefore may restrict the  Portfolio's  ability to trade in or acquire  additional  positions in a particular  security  when it might  otherwise  desire to do so.  Participation  by the
Portfolio on such committees also may expose the Portfolio to potential  liabilities  under the federal  bankruptcy laws or other laws governing the rights of creditors and debtors.  The Portfolio  would  participate on such  committees  only when the Adviser  believed that such  participation  was necessary or desirable to enforce the Portfolio's  rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The  Portfolio  may  invest  in  mortgage-backed   securities.   Mortgage-related
securities are interests in pools of residential or commercial  mortgage  loans,  including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial  banks  and  others.  Pools of  mortgage  loans  are  assembled  as securities  for sale to investors by various  governmental,  government-related  and private  organizations  (see "Mortgage
Pass-Through  Securities").  The Portfolio may also invest in debt securities which are secured with collateral  consisting of  mortgage-related  securities  (see  "Collateralized  Mortgage  Obligations"),  and in other  types of  mortgage-related securities.

         Interests in pools of  mortgage-related  securities  differ from other forms of debt  securities,  which  normally provide for periodic  payment of interest in fixed  amounts with  principal  payments at maturity or specified  call dates.
Instead,  these  securities  provide a monthly payment which consists of both interest and principal  payments.  In effect, these  payments are a  "pass-through"  of the monthly  payments made by the  individual  borrowers on their  residential or commercial  mortgage loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by repayments of principal resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which may be  incurred.  Some  mortgage-related  securities  (such as  securities  issued by the  Government
National Mortgage  Association) are described as "modified  pass-through."  These securities  entitle the holder to receive all interest and  principal  payments  owed on the mortgage  pool,  net of certain  fees,  at the  scheduled  payment dates regardless of whether or not the mortgagor actually makes the payment.

         The  principal  governmental  guarantor  of  mortgage-related  securities  is  the  Government  National  Mortgage
Association  ("GNMA").  GNMA is a wholly owned United States  Government  corporation  within the Department of Housing and
Urban Development.  GNMA is authorized to guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e.,  not backed by the full faith and credit of the United  States  Government)
include the Federal  National  Mortgage  Association  ("FNMA") and the Federal Home Loan  Mortgage  Corporation  ("FHLMC").
FNMA is a  government-sponsored  corporation owned entirely by private  stockholders.  It is subject to general  regulation by the Secretary of Housing and Urban  Development.  FNMA purchases  conventional  (i.e.,  not insured or guaranteed by any government  agency)  residential  mortgages  from a list of approved  seller/servicers  which  include  state and federally chartered  savings and loan  associations,  mutual savings banks,  commercial banks and credit unions and mortgage bankers.
Pass-through  securities  issued by FNMA are  guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by  Congress  in 1970 for the purpose of  increasing  the  availability  of mortgage  credit for residential  housing.  It is a  government-sponsored  corporation  formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private  stockholders.  FHLMC issues Participation  Certificates ("PCs") which represent interests in conventional  mortgages  from FHLMC's  national  portfolio.  FHLMC  guarantees  the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial  banks,  savings and loan  institutions,  private mortgage  insurance  companies,  mortgage bankers and other secondary market issuers also create  pass-through  pools of conventional  residential  mortgage loans.  Such issuers may, in addition,  be the originators  and/or  servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and  government-related  pools because there are no direct or indirect  government or agency  guarantees of payments in the former  pools.  However,  timely  payment of interest  and  principal  of these pools may be  supported  by various forms of insurance or  guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The insurance and guarantees  are issued by  governmental  entities,  private  insurers and the mortgage  poolers.
Such insurance and guarantees and the  creditworthiness  of the issuers thereof will be considered in determining whether a mortgage-related  security  meets the Trust's  investment  quality  standards.  There can be no assurance  that the private insurers  or  guarantors  can  meet  their  obligations  under  the  insurance  policies  or  guarantee  arrangements.  The
Fixed-Income  Portfolio may buy  mortgage-related  securities without insurance or guarantees if, through an examination of the loan  experience and practices of the  originator/servicers  and poolers,  the Adviser  determines  that the securities meet the Trust's quality standards.  Although the market for such securities is becoming  increasingly  liquid,  securities issued by certain  private  organizations  may not be readily  marketable.  No  Portfolio  will  purchase  mortgage-related securities or any other assets which in the Adviser's  opinion are illiquid if, as a result,  more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed   securities   that  are  issued  or   guaranteed  by  the  U.S.   Government,   its  agencies  or
instrumentalities,  are not subject to the  Portfolio'  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all U.S.  Government  securities.
In the case of privately  issued  mortgage-related  securities,  the  Portfolio  takes the position  that  mortgage-related securities do not represent  interests in any particular  "industry" or group of  industries.  The assets  underlying  such securities may be represented by the Portfolio of first lien  residential  mortgages  (including  both whole mortgage loans and mortgage  participation  interests)  or portfolios of mortgage  pass-through  securities  issued or guaranteed by GNMA,
FNMA or FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal
Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue  mortgage-related  securities whose underlying assets are neither U.S. Government securities nor U.S.  Government-insured  mortgages,  to the extent that real  properties  securing  such assets may be located in the same  geographical  region,  the security may be subject to a greater  risk of  default  than other  comparable  securities  in the event of  adverse  economic,  political  or  business developments  that may affect such region  and,  ultimately,  the ability of  residential  homeowners  to make  payments of principal and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs).  A CMO is a hybrid  between a  mortgage-backed  bond and a mortgage  pass-through  security.  Similar to a bond, interest and prepaid principal is paid, in most cases,  semiannually.
CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically  collateralized  by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes,  each bearing a different stated maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a modified form of call  protection through a de facto  breakdown of the underlying  pool of mortgages  according to how quickly the loans are repaid.  Monthly
          --------
payment  of  principal  received  from the pool of  underlying  mortgages,  including  prepayments,  is first  returned  to investors  holding the shortest  maturity  class.  Investors  holding the longer maturity  classes  receive  principal only after the first  class has been  retired.  An  investor  is  partially  guarded  against a sooner  than  desired  return of principal because of the sequential payments.

         In a typical CMO  transaction,  a corporation  ("issuer")  issues  multiple series (e.g., A, B, C, Z) of CMO bonds
("Bonds").  Proceeds  of  the  Bond  offering  are  used  to  purchase  mortgages  or  mortgage  pass-through  certificates
("Collateral").  The  Collateral  is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest payments  from the  Collateral  are used to pay  principal  on the  Bonds in the  order A, B, C, Z. The  Series A, B, and C
Bonds all bear  current  interest.  Interest  on the Series Z Bond is accrued and added to  principal  and a like amount is paid as principal  on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B, and C Bonds are paid in full,  interest and  principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer  serves as a conduit to allow loan  originators  (primarily  builders or savings and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC Collateralized  Mortgage  Obligations.  FHLMC CMOs are debt obligations of FHLMC issued in multiple classes  having  different  maturity  dates  which are  secured  by the  pledge of a pool of  conventional  mortgage  loans purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal  and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal  payable on each  semiannual  payment date is determined  in  accordance  with FHLMC's mandatory sinking fund schedule,  which, in turn, is equal to approximately  100% of FHA prepayment  experience  applied to the mortgage  collateral  pool.  All sinking fund  payments in the CMOs are allocated to the  retirement of the  individual classes of bonds in the order of their stated  maturities.  Payment of principal  on the mortgage  loans in the  collateral pool in excess of the amount of FHLMC's  minimum  sinking fund  obligation  for any payment date are paid to the holders of the CMOs as additional sinking fund payments.  Because of the  "pass-through"  nature of all principal payments received on the collateral  pool in excess of FHLMC's  minimum  sinking fund  requirement,  the rate at which  principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments) on the mortgage loans during any semiannual payment period is not  sufficient to meet FHLMC's  minimum  sinking fund  obligation  on the next sinking fund payment date,  FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the  mortgage  loans in the pool  backing the FHLMC CMOs are  identical to those of FHLMC PCs.  FHLMC has the right to substitute  collateral in the event of  delinquencies  and/or  defaults.  For an additional  discussion of mortgage-backed  securities  and certain  risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include  securities  other  than  those described  above that directly or indirectly  represent a  participation  in, or are secured by and payable from,  mortgage
loans  on  real  property,   including  CMO  residuals  or  stripped  mortgage-backed  securities.  Other  mortgage-related securities may be equity or debt securities issued by agencies or  instrumentalities  of the U.S.  Government or by private originators of, or investors in, mortgage loans,  including savings and loan  associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are derivative mortgage securities issued by agencies or  instrumentalities of the U.S.  Government  or by private  originators  of, or  investors  in,  mortgage  loans,  including  savings  and loan associations,  homebuilders,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         The cash flow  generated by the mortgage  assets  underlying  a series of CMOs is applied  first to make  required payments of principal  and interest on the CMOs and second to pay the related  administrative  expenses of the issuer.  The residual  in a CMO  structure  generally  represents  the  interest  in any excess  cash flow  remaining  after  making the foregoing  payments.  Each  payment of such  excess cash flow to a holder of the related  CMO  residual  represents  income and/or a return of capital.  The amount of residual  cash flow  resulting  from a CMO will depend on,  among other  things, the  characteristics  of the mortgage assets, the coupon rate of each class of CMO,  prevailing  interest rates, the amount of administrative  expenses and the prepayment  experience on the mortgage assets. In particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related  underlying  mortgage assets,  in the same manner as an interest-only  ("IO") class of stripped  mortgage-backed  securities.  See "Other  Mortgage-Related  Securities -- Stripped
Mortgage-Backed  Securities."  In  addition,  if a series of a CMO  includes a class that bears  interest at an  adjustable rate,  the yield to maturity on the related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate  adjustments  are based.  As  described  below with  respect to  stripped  mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally  purchased and sold by  institutional  investors  through several  investment  banking firms acting as brokers or dealers.  The CMO residual market has only very recently  developed and CMO residuals  currently may not have the liquidity of other more  established  securities  trading in other markets.  Transactions in CMO residuals are generally  completed only after careful review of the characteristics of the securities in question.  In addition,  CMO residuals may or, pursuant to an exemption  therefrom,  may not have been  registered  under the Securities Act of 1933, as amended.  CMO  residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid"  and  subject to the  Portfolio's  limitations  on  investment  in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.   Stripped  mortgage-backed  securities  ("SMBS")  are  derivative multi-class  mortgage  securities.  SMBS may be issued by  agencies  or  instrumentalities  of the U.S.  Government,  or by private  originators  of, or investors  in,  mortgage  loans,  including  savings and loan  associations,  mortgage  banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions  of the interest and principal distributions  on a pool of mortgage  assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage  assets,  while the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the interest  (the IO class),  while the other class will  receive  all of the  principal  (the  principal-only  or "PO"  class).  The yield to maturity on an IO class is extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying mortgage assets, and a rapid rate of principal  payments may have a material adverse effect on the Portfolio's  yield to maturity from these securities.  If the  underlying  mortgage  assets  experience  greater  than  anticipated  prepayments  of  principal,  the
Portfolio  may fail to fully  recoup its  initial  investment  in these  securities  even if the  security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional  investors through several  investment  banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and,  accordingly,  these securities may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

         Other Asset-Backed  Securities.  Similarly,  the Sub-advisor expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future.  Several types of asset-backed  securities  maybe offered to investors,  including  Certificates  for  Automobile  Receivables.  For a discussion  of automobile  receivables,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest in  corporate  debt  securities  of foreign  issuers  (including preferred or preference  stock),  certain foreign bank  obligations  (see "Bank  Obligations")  and U.S. dollar- or foreign
currency-denominated   obligations  of  foreign  governments  or  their  subdivisions,   agencies  and   instrumentalities,
international  agencies  and  supranational  entities.  The  Portfolio  may  invest up to 20% of its  assets in  securities denominated  in foreign  currencies,  and may invest  beyond this limit in U.S.  dollar-denominated  securities  of foreign issuers.  The Portfolio will  concentrate  its foreign  investments in securities of issuers based in developed  countries.
The Portfolio may invest up to 5% of its assets in securities  of issuers  based in emerging  market  countries.  Investing in the securities of foreign issuers involves special risks and considerations  not typically  associated with investing in
U.S. companies.  For a discussion of certain risks involved in foreign  investments,  in general,  and the special risks of investing  in  developing  countries,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures  contracts and related options (see  "Derivative  Instruments"),  and enter into forward foreign currency  exchange  contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

         A forward foreign  currency  contract  involves an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed  number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  These  contracts  may be bought or sold to  protect  the  Portfolio  against  a  possible  loss resulting  from an adverse  change in the  relationship  between  foreign  currencies  and the U.S.  dollar or to  increase exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the
Trust's  custodian of cash or other liquid assets and are marked to market daily.  Although such  contracts are intended to minimize  the risk of loss due to a decline in the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds are  securities  created  through the exchange of existing  commercial bank loans to sovereign entities for new obligations in connection with debt  restructurings  under a debt  restructuring  plan  introduced  by former U.S.  Secretary of the Treasury,  Nicholas F. Brady (the "Brady  Plan").
Brady Plan debt restructurings have been implemented in a number of countries,  including in Argentina,  Bolivia, Bulgaria,
Costa Rica, the Dominican Republic,  Ecuador,  Jordan,  Mexico,  Niger,  Nigeria,  the Philippines,  Poland,  Uruguay,  and
Venezuela.  In addition,  Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a
Brady Plan in the future.

         Brady Bonds have been issued only recently,  and accordingly do not have a long payment  history.  Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the U.S.  dollar) and are actively traded in the over-the-counter  secondary market. U.S.  dollar-denominated,  collateralized Brady Bonds, which may be fixed rate par bonds or floating  rate discount  bonds,  are generally  collateralized  in full as to principal by U.S.  Treasury zero-coupon  bonds  having the same  maturity as the Brady  Bonds.  Interest  payments on these Brady Bonds  generally  are collateralized  on a one-year or longer  rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate bonds, is equal to at least one year of interest  payments or, in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the  applicable  interest  rate at that time and is  adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value  recovery  payments" in certain  circumstances, which in effect  constitute  supplemental  interest  payments but generally are not  collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal at final  maturity;
(ii) the collateralized  interest payments;  (iii) the  uncollateralized  interest payments;  and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most Mexican Brady Bonds issued to date have principal  repayments at final maturity fully  collateralized by U.S.
Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other  currencies)  and interest  coupon  payments collateralized  on an  18-month  rolling-forward  basis  by  funds  held in  escrow  by an  agent  for the  bondholders.  A significant  portion of the Venezuelan  Brady Bonds and the Argentine Brady Bonds issued to date have principal  repayments at final  maturity  collateralized  by U.S.  Treasury  zero-coupon  bonds (or  comparable  collateral  denominated in other currencies)  and/or  interest  coupon  payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)
rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds  involve  various risk factors  including  residual  risk and the history of defaults  with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can be no assurance  that
Brady Bonds in which the  Portfolio  may invest will not be subject to  restructuring  arrangements  or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations in which the Portfolio  invests include  certificates  of deposit,  bankers'
acceptances,  and fixed time deposits.  Certificates of deposit are negotiable  certificates issued against funds deposited in a commercial  bank for a definite  period of time and earning a specified  return.  Bankers'  acceptances are negotiable drafts or bills of  exchange,  normally  drawn by an  importer  or  exporter  to pay for  specific  merchandise,  which are
"accepted" by a bank, meaning, in effect, that the bank  unconditionally  agrees to pay the face value of the instrument on maturity.  Fixed time  deposits are bank  obligations  payable at a stated  maturity  date and bearing  interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the  investor,  but may be subject to early  withdrawal  penalties which vary  depending  upon market  conditions  and the  remaining  maturity of the  obligation.  There are no  contractual restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although  there is no market  for such  deposits.  The  Portfolio  will not  invest  in fixed  time  deposits  which  (1) are not  subject  to prepayment or (2) provide for withdrawal  penalties upon prepayment  (other than overnight  deposits) if, in the aggregate, more than 15% of its assets  would be invested in such  deposits,  repurchase  agreements  maturing in more than seven days and other illiquid assets.

         The Portfolio will limit its  investments in United States bank  obligations to obligations of United States banks
(including  foreign  branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal  Reserve  System,  are examined by the Comptroller of the Currency or whose deposits are insured by the Federal
Deposit  Insurance  Corporation.  The Portfolio also may invest in certificates of deposit of savings and loan associations
(federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The  Portfolio  will limit its  investments  in  foreign  bank  obligations  to United  States  dollar- or foreign currency-denominated  obligations of foreign banks  (including  United States  branches of foreign banks) which at the time of investment (I) have more than $10 billion,  or the  equivalent in other  currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign  banks in the world;  (iii) have  branches or agencies  (limited  purpose  offices which do not offer all  banking  services)  in the United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an investment  quality  comparable to  obligations  of United  States banks in which the Portfolio may invest.  Subject to the
Trust's  limitation  on  concentration  of no more than 25% of its assets in the  securities  of  issuers  in a  particular industry,  there is no limitation on the amount of the  Portfolio's  assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

         Obligations of foreign banks involve  somewhat  different  investment  risks than those  affecting  obligations of
United States banks,  including the  possibilities  that their liquidity could be impaired  because of future political and economic  developments,  that their obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction might impose  withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange controls may be adopted which might  adversely  affect the payment of principal and interest on those  obligations  and that the selection of those obligations may be more difficult  because there may be less publicly  available  information  concerning  foreign banks or because the  accounting,  auditing and financial  reporting  standards,  practices and  requirements  applicable to foreign banks may differ from those  applicable to United States banks.  Foreign banks are not generally  subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The  Portfolio may make short sales of  securities  as part of their  overall  portfolio  management strategies  involving the use of  derivative  instruments  and to offset  potential  declines in long  positions in similar securities.  A short sale is a transaction  in which the Portfolio  sells a security it does not own in  anticipation  that the market price of that security will decline.

         When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the  broker-dealer through  which it made the short sale as  collateral  for its  obligation  to deliver the security  upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often  obligated to pay over any accrued interest on such borrowed securities.

         If the  price of the  security  sold  short  increases  between  the time of the  short  sale and the time and the
Portfolio  replaces  the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the
Portfolio  will realize a capital gain.  Any gain will be  decreased,  and any loss  increased,  by the  transaction  costs described  above.  The  successful  use of short  selling  may be  adversely  affected  by  imperfect  correlation  between movements in the price of the security sold short and the securities being hedged.

         To the extent that the  Portfolio  engages in short sales,  it will provide  collateral to the  broker-dealer  and
(except in the case of short  sales  "against  the box") will  maintain  additional  asset  coverage in the form of cash or other liquid  assets in a segregated  account.  The  Portfolio  does not intend to enter into short sales (other than those
"against the box") if  immediately  after such sale the  aggregate of the value of all  collateral  plus the amount in such segregated  account exceeds  one-third of the value of the Portfolio's net assets.  This percentage may be varied by action of the Trust's  Board of  Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing its objective,  the Portfolio may, as described in the Prospectus,  purchase and sell (write) both put options and call options on securities,  securities indexes,  and foreign  currencies,  and enter into interest rate,  foreign currency and index futures  contracts and purchase and sell options on such futures  contracts
("futures  options") for hedging  purposes.  The Portfolio also may purchase and sell foreign currency options for purposes of increasing  exposure to a foreign  currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The  Portfolio  also may enter  into swap  agreements  with  respect to foreign  currencies,  interest  rates and indexes of securities.  If other types of financial instruments,  including other types of options,  futures contracts,  or futures  options are traded in the future,  the Portfolio may also use those  instruments,  provided that the Trust's Board of Trustees  determines  that their use is consistent with the Portfolio's  investment  objective,  and provided that their use is consistent with  restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust
(i.e.,  that written call or put options will be "covered" or "secured"  and that futures and futures  options will be used only for hedging purposes).

         Options on  Securities  and  Indexes.  The  Portfolio  may  purchase and sell both put and call options on debt or other  securities  or indexes in  standardized  contracts  traded on foreign or national  securities  exchanges,  boards of trade,  or similar  entities,  or quoted on NASDAQ or on a  regulated  foreign  over-the-counter  market,  and  agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered."  In the case of a call option on a security,  the option is  "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration  (or, if additional cash  consideration is required,  cash or cash  equivalents  or other  liquid  assets in such  amount  are placed in a  segregated  account by its custodian)  upon  conversion or exchange of other  securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the Portfolio  maintains with its custodian cash or cash  equivalents  equal to the contract  value. A call option is also  covered if the  Portfolio  holds a call on the same  security or index as the call  written  where the exercise price of the call held is (I) equal to or less than the exercise  price of the call written,  or (ii) greater than the  exercise  price  of the  call  written,  provided  the  difference  is  maintained  by the  Portfolio  in cash or cash equivalents  in a  segregated  account  with its  custodian.  A put option on a security  or an index is  "covered"  if the
Portfolio  maintains cash or cash  equivalents  equal to the exercise price in a segregated  account with its custodian.  A put  option is also  covered  if the  Portfolio  holds a put on the same  security  or index as the put  written  where the exercise  price of the put held is (i) equal to or greater  than the exercise  price of the put written,  or (ii) less than the exercise price of the put written,  provided the difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option  written  by the  Portfolio  expires,  the  Portfolio  realizes a capital  gain equal to the  premium received at the time the option was written.  If an option purchased by the Portfolio  expires  unexercised,  the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the earlier of exercise or expiration,  an option may be closed out by an offsetting  purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more,  the Portfolio will realize a capital loss.
If the premium  received  from a closing  sale  transaction  is more than the  premium  paid to  purchase  the option,  the
Portfolio  will  realize a capital  gain or, if it is less,  the  Portfolio  will  realize a capital  loss.  The  principal factors  affecting  the market  value of a put or a call option  include  supply and demand,  interest  rates,  the current market price of the  underlying  security or index in relation to the exercise  price of the option,  the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option  purchased by the  Portfolio is an asset of the  Portfolio.  The premium received for an option  written by the  Portfolio  is recorded as a deferred  credit.  The value of an option  purchased or written  is marked to market  daily and is valued at the  closing  price on the  exchange  on which it is traded or, if not traded  on an  exchange  or no  closing  price is  available,  at the mean  between  the last bid and asked  prices.  For a discussion  of certain  risks  involved in options,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio may buy or sell put and call options on foreign  currencies  either on exchanges or in the  over-the-counter  market.  A put option on a foreign  currency  gives the  purchaser of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other exchanges may be subject to position  limits which may limit the ability of the Portfolio to reduce foreign  currency risk using such options.  Over-the-counter  options  differ from traded  options in that they are two-party  contracts with price and other  terms  negotiated  between  buyer and  seller,  and  generally  do not have as much  market  liquidity  as exchange-traded options.

         Futures  Contracts and Options on Futures  Contracts.  The Portfolio may use interest  rate,  foreign  currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign  currency or index futures contract  provides  for the future sale by one party and purchase by another  party of a specified  quantity of a financial instrument,  foreign  currency or the cash value of an index at a specified price and time. A futures  contract on an index is an agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference between  the value of the  index at the  close of the last  trading  day of the  contract  and the price at which the index contract  was  originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The  Portfolio  may  purchase and write call and put futures  options.  Futures  options  possess many of the same characteristics  as options on securities and indexes  (discussed  above).  A futures option gives the holder the right, in return  for the  premium  paid,  to assume a long  position  (call) or short  position  (put) in a  futures  contract  at a specified  exercise  price at any time  during  the  period of the  option.  Upon  exercise  of a call  option,  the holder acquires a long position in the futures  contract and the writer is assigned the opposite  short  position.  In the case of a put option, the opposite is true.

         To  comply  with  applicable  rules of the CFTC  under  which the Trust and the  Portfolio  avoid  being  deemed a
"commodity  pool" or a "commodity pool  operator," the Portfolio  intends  generally to limit its use of futures  contracts
and  futures  options  to  "bona  fide  hedging"  transactions,   as  such  term  is  defined  in  applicable  regulations,
interpretations  and  practice.  For  example,  the  Portfolio  might use futures  contracts to hedge  against  anticipated changes in interest rates that might adversely  affect either the value of the  Portfolio's  securities or the price of the securities  which the  Portfolio  intends to purchase.  The  Portfolio's  hedging  activities  may include sales of futures contracts as an offset against the effect of expected  increases in interest rates,  and purchases of futures  contracts as an offset against the effect of expected  declines in interest  rates.  Although other  techniques  could be used to reduce that Portfolio's  exposure to interest rate fluctuations,  the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio will only enter into futures  contracts and futures options which are  standardized  and traded on a
U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Portfolio,  the Portfolio is required to deposit with its  custodian  (or broker,  if legally  permitted)  a specified  amount of cash or U.S.  Government  securities  ("initial margin").  The margin  required  for a futures  contract is set by the  exchange on which the contract is traded and may be modified  during  the term of the  contract.  The  initial  margin is in the  nature of a  performance  bond or good  faith deposit on the futures  contract  which is  returned to the  Portfolio  upon  termination  of the  contract,  assuming  all contractual  obligations  have been  satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin deposits.  A futures  contract  held by the Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives  cash,  called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not  represent a borrowing or loan by the  Portfolio  but is instead a  settlement  between the  Portfolio  and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset  value,  the  Portfolio  will mark to market its open futures positions.

         The  Portfolio  is also  required to deposit and  maintain  margin with respect to put and call options on futures contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying  futures  contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the
Portfolio.

         Although some futures contracts call for making or taking delivery of the underlying  securities,  generally these obligations  are closed out prior to  delivery  by  offsetting  purchases  or sales of  matching  futures  contracts  (same exchange,  underlying  security or index,  and delivery month).  If an offsetting  purchase price is less than the original sale price,  the Portfolio  realizes a capital gain, or if it is more, the Portfolio  realizes a capital loss.  Conversely, if an offsetting sale price is more than the original  purchase price,  the Portfolio  realizes a capital gain, or if it is less, the Portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations on Use of Futures and Futures Options.  In general,  the Portfolio  intends to enter into positions in futures  contracts  and related  options only for "bona fide  hedging"  purposes.  With respect to positions in futures and related options that do not constitute bona fide hedging  positions,  the Portfolio will not enter into a futures  contract or futures option contract if,  immediately  thereafter,  the aggregate  initial margin deposits relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"
would  exceed  5% of the  Portfolio's  total  net  assets.  A call  option is  "in-the-money"  if the value of the  futures contract  that is the subject of the option  exceeds the exercise  price.  A put option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract,  the Portfolio will maintain with its custodian (and mark-to-market on a daily basis)  cash or other  liquid  assets  that,  when added to the amounts  deposited  with a futures  commission  merchant as margin,  are equal to the market value of the futures  contract.  Alternatively,  the Portfolio may "cover" its position by purchasing a put option on the same futures  contract  with a strike price as high or higher than the price of the contract held by the Portfolio.

         When selling a futures  contract,  the Portfolio will maintain with its custodian (and  mark-to-market  on a daily basis) liquid assets that, when added to the amount deposited with a futures  commission  merchant as margin,  are equal to the market value of the  instruments  underlying  the  contract.  Alternatively,  the Portfolio may "cover" its position by owning the  instruments  underlying  the  contract  (or,  in the case of an index  futures  contract,  a  portfolio  with a volatility  substantially  similar  to that of the index on which the  futures  contract  is  based),  or by holding a call option  permitting the Portfolio to purchase the same futures  contract at a price no higher than the price of the contract written  by the  Portfolio  (or at a higher  price if the  difference  is  maintained  in liquid  assets  with the  Trust's custodian).

         When  selling  a call  option  on a  futures  contract,  the  Portfolio  will  maintain  with its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets that,  when added to the amounts  deposited  with a futures commission  merchant  as  margin,  equal the  total  market  value of the  futures  contract  underlying  the call  option.
Alternatively,  the Portfolio  may cover its position by entering  into a long  position in the same futures  contract at a price no higher than the strike price of the call option,  by owning the instruments  underlying the futures  contract,  or by holding a separate  call option  permitting  the  Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When  selling  a put  option  on a  futures  contract,  the  Portfolio  will  maintain  with  its  custodian  (and mark-to-market  on a daily basis) cash or other liquid assets that equal the purchase price of the futures  contract,  less any margin on deposit.  Alternatively,  the  Portfolio may cover the position  either by entering into a short  position in the same futures  contract,  or by owning a separate put option  permitting it to sell the same futures contract so long as the strike  price of the  purchased  put option is the same or higher  than the strike  price of the put option sold by the
Portfolio.  For a discussion of the risks involved in futures  contracts and related  options,  see the Trust's  Prospectus and this Statement under "Certain Factors and Investment Methods."

         Swap  Agreements.  The Portfolio  may enter into  interest  rate,  index,  credit and currency  exchange rate swap agreements  for purposes of attempting to obtain a particular  desired  return at a lower cost to the Portfolio than if the
Portfolio  had invested  directly in an  instrument  that yielded that desired  return.  The  Portfolio may also enter into options on swap agreements.  For a discussion of swap agreements,  see the Trust's Prospectus under "Investment  Objectives and  Policies."  The  Portfolio's  obligations  (or rights) under a swap  agreement will generally be equal only to the net amount to be paid or received under the agreement  based on the relative  values of the positions held by each party to the agreement (the "net amount").  The  Portfolio's  obligations  under a swap agreement will be accrued daily (offset  against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap  counterparty  will be covered by the  maintenance  of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio  will not enter into a swap  agreement  with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the Portfolio's use of swap agreements will be successful in furthering its investment  objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether certain types of investments are likely to produce  greater  returns than other  investments.  Because they are two party contracts and because they may have terms of longer than seven days,  swap agreements may be considered to be illiquid.  Moreover,  the Portfolio bears the risk of loss of the  amount  expected  to be  received  under a swap  agreement  in the event of the  default  or  bankruptcy  of a swap agreement  counterparty.  The Sub-advisor  will cause the Portfolio to enter into swap agreements only with  counterparties that  would be  eligible  for  consideration  as  repurchase  agreement  counterparties  under the  Portfolio's  repurchase agreement  guidelines.  Certain  restrictions  imposed  on the  Portfolio  by the  Internal  Revenue  Code  may  limit  the
Portfolio's  ability to use swap  agreements.  The swaps market is a relatively new market and is largely  unregulated.  It is possible that developments in the swaps market,  including potential government  regulation,  could adversely affect the
Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore,  are not regulated as futures or commodity  option  transactions  under the CEA,  pursuant to regulations  approved by the CFTC.
To qualify for this  exemption,  a swap  agreement  must be entered into by  "eligible  participants,"  which  includes the following,  provided  the  participants'  total  assets  exceed  established  levels:  a bank  or  trust  company,  savings association or credit union,  insurance  company,  investment  company subject to regulation under the 1940 Act,  commodity pool, corporation,  partnership,  proprietorship,  organization, trust or other entity, employee benefit plan, governmental entity,  broker-dealer,  futures commission merchant,  natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets exceeding $5 million.  In addition,  an eligible swap transaction must meet three  conditions.  First, the swap  agreement may not be part of a fungible  class of agreements  that are  standardized  as to their  material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or determining the terms of the swap agreement,  including pricing, cost or credit enhancement  terms.  Third,  swap  agreements may not be entered into and traded on or through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and participants may continue to rely on existing  exclusions for swaps, such as the Policy Statement issued in July 1989 which  recognized a safe harbor for swap  transactions  from regulation as futures or commodity option  transactions  under the CEA or its  regulations.  The Policy  Statement  applies to swap  transactions settled  in cash that (1) have  individually  tailored  terms,  (2) lack  exchange-style  offset  and the use of a clearing organization or margin system,  (3) are undertaken in conjunction with a line of business,  and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes are derivative debt  securities,  the interest rate or principal of which is related to another economic  indicator or financial market index.  Indexed  securities  include structured notes as well as securities  other than debt  securities,  the  interest  rate or  principal  of which is  determined  by such an  unrelated indicator.  Indexed  securities may include a multiplier  that  multiplies the indexed  element by a specified  factor and, therefore,  the value of such  securities may be very volatile.  To the extent the Portfolio  invests in these  securities, however,  the Sub-advisor  analyzes these securities in its overall assessment of the effective duration of the Portfolio's portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign  Currency  Exchange  Related  Securities.  The  Portfolio  may also invest in foreign  currency  warrants, principal  exchange rate linked  securities and performance  indexed paper.  For a discussion of these,  see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may  invest in or  acquire  warrants  to  purchase  equity or fixed-income  securities.  Bonds with  warrants  attached  to  purchase  equity  securities  have many  characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to purchase  additional  fixed-income  securities  at the same coupon rate. A decline in interest  rates would  permit the  Portfolio to buy  additional  bonds at the  favorable  rate or to sell the warrants at a profit.  If interest rates rise, the warrants would generally expire with no value.

         Hybrid  Instruments.  The Portfolio may invest up to 5% of its assets in hybrid  instruments.  A hybrid instrument can combine the  characteristics  of  securities,  futures,  and  options.  Hybrids  can be used as an  efficient  means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased total return. For an additional  discussion of hybrid instruments and certain risks involved therein,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Inverse Floaters.  The Portfolio may also invest in inverse floating rate debt instruments  ("inverse  floaters").
The interest  rate on an inverse  floater  resets in the opposite  direction  from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating rate security may exhibit  greater  price  volatility  than a fixed rate obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination of inverse floater, interest only, or principal only securities.

         Loan  Participations.  The Portfolio may purchase  participations  in commercial  loans.  Such indebtedness may be secured or unsecured.  Loan  participations  typically  represent direct  participation in a loan to a corporate  borrower, and  generally  are  offered  by banks or  other  financial  institutions  or  lending  syndicates.  When  purchasing  loan participations,  the Portfolio  assumes the credit risk  associated  with the corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other  financial  intermediary.  The  participation  interests  in which the
Portfolio intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent bank acting as agent for all holders.  The agent bank  administers  the terms of the loan,  as  specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible  for the collection of principal and interest  payments from the corporate  borrower and the  apportionment of these payments to the credit  of all  institutions  which  are  parties  to the loan  agreement.  Unless,  under  the  terms of the loan or other indebtedness,  the Portfolio has direct  recourse  against the  corporate  borrower,  the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment  as agent bank might be  terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally  be  appointed  to replace the terminated  agent bank,  and assets held by the agent bank under the loan agreement  should remain  available to holders of such  indebtedness.  However,  if assets  held by the agent bank for the benefit of the  Portfolio  were  determined  to be subject to the claims of the agent  bank's  general  creditors,  the  Portfolio  might  incur  certain  costs and delays in realizing  payment on a loan or loan  participation  and could suffer a loss of principal  and/or  interest.  In situations involving other interposed  financial  institutions  (e.g., an insurance company or governmental  agency) similar risks may arise.

         Purchasers of loans and other forms of direct  indebtedness  depend  primarily  upon the  creditworthiness  of the corporate  borrower  for payment of  principal  and  interest.  If the  Portfolio  does not receive  scheduled  interest or principal  payments on such  indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio  more  protection  than an unsecured  loan in the event of  non-payment  of scheduled interest or  principal.  However,  there is no  assurance  that the  liquidation  of  collateral  from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

         The  Portfolio  may  invest in loan  participations  with  credit  quality  comparable  to that of  issuers of its securities  investments.  Indebtedness of companies whose  creditworthiness is poor involves  substantially  greater risks, and may be highly  speculative.  Some companies may never pay off their  indebtedness,  or may pay only a small fraction of the amount owed.  Consequently,  when  investing in  indebtedness  of companies  with poor credit,  the  Portfolio  bears a substantial risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets that it will invest in any one issuer or in issuers  within the same industry (see "Investment  Restrictions").  For purposes of these limits,  the Portfolio  generally will treat the corporate  borrower as the "issuer" of  indebtedness  held by the  Portfolio.  In the case of loan  participations  where a bank or other lending institution serves as a financial  intermediary between the Portfolio and the corporate borrower,  if the participation  does not shift to the Portfolio the direct  debtor-creditor  relationship  with the corporate  borrower,
SEC  interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate borrower as "issuers" for the purposes of  determining  whether the Portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial  intermediary as an issuer of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial  intermediary,  or a group of  intermediaries  engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable and may be subject to restrictions on resale.  In some cases,  negotiations  involved in disposing of indebtedness  may require weeks to complete.  Consequently, some  indebtedness  may be  difficult or  impossible  to dispose of readily at what the  Sub-advisor  believes to be a fair price.  In  addition,  valuation  of  illiquid  indebtedness  involves a greater  degree of  judgment  in  determining  the
Portfolio's net asset value than if that value were based on available market  quotations,  and could result in significant variations  in the  Portfolio's  daily  share  price.  At the same  time,  some loan  interests  are traded  among  certain financial  institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness  develops, the  liquidity  of these  instruments  is  expected to improve.  In  addition,  the  Portfolio  currently  intends to treat indebtedness  for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation  on illiquid  investments.  Investments  in loan  participations  are  considered  to be debt  obligations  for purposes of the
Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the  Portfolio.  For example,  if a loan is foreclosed,  the Portfolio  could become part owner of any  collateral,  and would bear the costs and  liabilities  associated  with  owning  and  disposing  of the collateral.  In addition,  it is conceivable  that under emerging legal theories of lender  liability,  the Portfolio could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law protections against fraud and  misrepresentation.  In the absence of definitive  regulatory guidance,  the Portfolio relies on the  Sub-advisor's  research in an attempt to avoid situations where fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire  participations in, delayed  funding loans and revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified  term.  These  commitments  may have the effect of requiring  the  Portfolio to increase  its  investment  in a company at a time when it might not otherwise decide to do so (including at a time when the company's  financial  condition makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed to advance  additional funds,  it will at all times  segregate  liquid  assets,  determined to be liquid by the  Sub-advisor  in  accordance  with procedures  established  by the Board of Trustee,  in an amount  sufficient  to meet such  commitments.  The  Portfolio may invest in delayed funding loans and revolving  credit  facilities with credit quality  comparable to that of issuers of its securities  investments.  Delayed  funding  loans and  revolving  credit  facilities  may be  subject  to  restrictions  on transfer,  and only limited  opportunities may exist to resell such instruments.  As a result,  the Portfolio may be unable to sell such  investments  at an opportune  time or may have to resell them at less than fair market  value.  The Portfolio currently  intend to treat delayed funding loans and revolving  credit  facilities for which there is no readily  available market as  illiquid  for  purposes of the  Portfolio's  limitation  on illiquid  investments.  Participation  interests  in revolving  credit  facilities  will be subject to the  limitations  discussed  above under "Loan  Participations."  Delayed funding  loans and  revolving  credit  facilities  are  considered  to be debt  obligations  for  purposes  of the  Trust's investment restriction relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO  Limited  Maturity  Bond  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       The  Portfolio  will not  change  its  policy to invest at least 80% of the value of its  assets in fixed income securities unless it provides 60 days prior written notice to its shareholders.

         2.       Invest  more  than  15% of the  assets  of the  Portfolio  (taken  at  market  value  at the  time of the investment)  in  "illiquid  securities,"  illiquid  securities  being  defined  to include  securities  subject to legal or contractual  restrictions on resale (which may include private  placements),  repurchase  agreements  maturing in more than seven days,  certain  options traded over the counter that a Portfolio has purchased,  securities  being used to cover such options a Portfolio has written,  securities for which market  quotations are not readily  available,  or other  securities which legally or in the Sub-advisor's opinion may be deemed illiquid.

         3.       Invest more than 5% of the assets of the Portfolio  (taken at market value at the time of  investment) in any combination of interest only, principal only, or inverse floating rate securities.

         4.       Maintain a short position,  or purchase,  write or sell puts, calls,  straddles,  spreads or combinations thereof, except on such conditions as may be set forth in the Prospectus and in this SAI.

         5.       Invest in companies for the purpose of exercising control or management.

         6.       Buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

         The Staff of the SEC has taken the position  that  purchased  OTC options and the assets used as cover for written
OTC options are illiquid  securities.  Therefore,  the  Portfolio has adopted an  investment  policy  pursuant to which the
Portfolio  will not purchase or sell OTC options if, as a result of such  transactions,  the sum of the market value of OTC options currently  outstanding which are held by the Portfolio,  the market value of the underlying  securities  covered by
OTC call options  currently  outstanding  which were sold by the Portfolio and margin deposits on the Portfolio's  existing
OTC options on futures  contracts  exceeds 15% of the total assets of the Portfolio,  taken at market value,  together with all other assets of the Portfolio  which are illiquid or are otherwise not readily  marketable.  However,  if an OTC option is sold by the Portfolio to a primary U.S.  Government  securities  dealer  recognized  by the Federal  Reserve Bank of New
York and if the  Portfolio  has the  unconditional  contractual  right to  repurchase  such OTC option from the dealer at a predetermined  price,  then the Portfolio  will treat as illiquid  such amount of the  underlying  securities  equal to the repurchase  price less the amount by which the option is  "in-the-money"  (i.e.,  current  market  value of the  underlying securities  minus the option's  strike price).  The repurchase  price with the primary dealers is typically a formula price which is  generally  based on a multiple of the  premium  received  for the option,  plus the amount by which the option is
"in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Portfolio will not invest in bank  obligations  for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The Portfolio may invest in asset-backed  securities backed by credit card receivables, automobile loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to 10% of the Portfolio's net  assets,  subject  to the  limitations  of rule  2a-7  under in  Investment  Company  Act of 1940.  These  asset-backed securities  in which the  Portfolio  may invest are  subject  to the  Portfolio's  overall  credit  requirements.  However, asset-backed  securities,  in general,  are subject to certain risks.  Most of these risks are related to limited interests in applicable  collateral.  For example,  credit card  receivables are generally  unsecured and the debtors are entitled to the  protection  of a number of state and federal  consumer  credit laws,  many of which give such debtors the right to set off  certain  amounts on credit  card debt  thereby  reducing  the balance  due.  Additionally,  if the letter of credit is exhausted,  holders of asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying  sales contracts are not realized.  Because  asset-backed  securities are relatively new, the market  experience in these  securities is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been tested.  For a discussion of  asset-backed  securities and the risks involved  therein see the Trust's  Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted by current laws and  regulations  and if expressly  permitted by the
Board of Trustees of the Trust,  the Portfolio may invest in certain  synthetic  instruments.  Such  instruments  generally involve  the deposit of  asset-backed  securities  in a trust  arrangement  and the  issuance  of  certificates  evidencing interests  in the trust.  The  certificates  are  generally  sold in private  placements  in  reliance  on Rule 144A of the
Securities Act of 1933 (without registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The  Portfolio  invests the  proceeds of  borrowings  under  reverse  repurchase agreements.  The Portfolio will enter into a reverse  repurchase  agreement only when the interest income to be earned from the  investment of the proceeds is greater than the interest  expense of the  transaction.  The  Portfolio  will not invest the  proceeds  of a reverse  repurchase  agreement  for a period  which  exceeds the  duration  of the  reverse  repurchase agreement.  The  Portfolio may not enter into reverse  repurchase  agreements  exceeding in the aggregate  one-third of the market value of its total assets,  less liabilities other than the obligations  created by reverse  repurchase  agreements.
The Portfolio will establish and maintain with its custodian a separate  account with a segregated  portfolio of securities in an amount at least equal to its purchase  obligations under its reverse  repurchase  agreements.  If interest rates rise during the term of a reverse  repurchase  agreement,  such reverse  repurchase  agreement may have a negative impact on the
Portfolio's ability to maintain a net asset value of $1.00 per share.

         Foreign  Securities.  The  Portfolio  may  invest  in U.S.  dollar-denominated  foreign  securities.  Any  foreign commercial paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign  investments may be made directly in securities of foreign issuers or in the form of American  Depositary  Receipts ("ADRs") and European Depositary
Receipts  ("EDRs").  Generally,  ADRs and EDRs are receipts  issued by a bank or trust company that  evidence  ownership of underlying  securities issued by a foreign corporation and that are designed for use in the domestic,  in the case of ADRs, or European,  in the case of EDRs,  securities  markets.  For a discussion of depositary receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be subject to  termination  by the Portfolio in the normal  settlement time,  generally three business days after notice.  Borrowed  securities must be returned when the loan is terminated.  The
Portfolio may pay reasonable  finders' and custodial  fees in connection  with a loan. In making a loan, the Portfolio will consider the creditworthiness of the borrowing financial institution.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Money  Market  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and may be  changed  by the
Trustees without shareholder approval.

1.       The Portfolio will not buy any securities or other property on margin (except for such  short-term  credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       The Portfolio will not acquire any illiquid  securities,  such as repurchase  agreements with more than seven days to maturity or fixed time deposits with a duration of over seven  calendar days, if as a result  thereof,  more than 10% of the market value of the Portfolio's total assets would be in investments which are illiquid.

4.       The  Portfolio  will not  purchase  securities  on margin,  make short  sales of  securities,  or maintain a short position,  provided  that this  restriction  shall not be deemed to be  applicable  to the purchase or sale of  when-issued securities or of securities for delivery at a future date.

Investment Objective and Policy Applicable to All Portfolios:

         In order to permit the sale of shares of the Trust to separate  accounts of Participating  Insurance  Companies in certain states,  the Trust may make commitments  more  restrictive  than the restrictions  described in the section of this
Statement  entitled  "Investment  Restrictions."  Should the Trust  determine that any such  commitment is no longer in the best interests of the Trust and its  shareholders  it will revoke the  commitment and terminate  sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time,  promulgate  guidelines  with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The  investment  restrictions  set forth below are  "fundamental"  policies.  See the subsection of this Statement entitled  "Investment  Objectives  and Policies"  for further  discussion  of  "fundamental"  policies of the Trust and the requirements for changing such  "fundamental"  policies.  Investment  policies that are not  "fundamental"  may be found in the general  description of the investment  policies of each  Portfolio,  as described in the section of this Statement and the Trust's Prospectus entitled "Investment Objectives and Policies."

         The investment  restrictions  below apply only to the Portfolio or Portfolios  described in the text preceding the restrictions.

Investment  Restrictions  Applicable Only to the AST Goldman Sachs Concentrated Growth Portfolio,  the AST Hotchkis & Wiley
Large-Cap Value Portfolio,  the AST Alliance Growth and Income  Portfolio the AST Goldman Sachs High Yield  Portfolio,  the
AST PIMCO Total Return Bond Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Money Market Portfolio.

1.       A Portfolio will not underwrite  securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

2.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST DeAM International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or  securities  other than (a)  through the  purchase of  securities  in  accordance  with the
Portfolio's investment objective,  (b) through repurchase agreements,  (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the  Portfolio's  total  assets  and (d) loans of money to other  investment  companies  to the extent permitted  by the  Investment  Company Act of 1940 or any  exemptions  therefrom  that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Underwrite  securities  issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest directly in physical commodities (other than foreign currencies),  real estate or interests in real estate;
provided,  that the Portfolio may invest in  securities  of issuers  which invest in physical  commodities,  real estate or interests in real estate;  and, provided further,  that this restriction shall not prevent the Portfolio from purchasing or selling options,  futures,  swaps and forward  contracts,  or from investing in securities or other  instruments  backed by physical commodities, real estate or interests in real estate;

5.       Make any  investment  which would  concentrate  25% or more of the  Portfolio's  total assets in the securities of issuers having their principal  business  activities in the same industry,  provided that this limitation does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

6.       Borrow money except from persons to the extent permitted by applicable law,  including the Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the
SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, and then in amounts up to 33 1/3%
of the Portfolio's total assets;

7.       As to 75% of the value of its total  assets,  invest more than 5% of its total  assets,  at market  value,  in the securities  of any  one  issuer  (except  securities  issued  or  guaranteed  by  the  U.S.  Government,  its  agencies  or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more than 10% of any  class of  securities  of any  single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above  restriction  regarding  investments  in a single  industry,  the  Portfolio  uses  industry classifications based, where applicable,  on Baseline,  Bridge Information Systems,  Reuters, the S&P Stock Guide published
                                             --------   --------------------------   -------      ---------------
by Standard & Poor's,  information  obtained from  Bloomberg L.P. and Moody's  International,  and/or the prospectus of the issuing  company.  Selection of an  appropriate  industry  classification  resource will be made by the  Sub-advisor in the exercise of its reasonable discretion.  (This note is not a fundamental policy.)
                                                      ---

Investment Restrictions Applicable Only to the AST William Blair International Growth Portfolio:

1.       The Portfolio  may borrow money for temporary or emergency  purposes  (not for  leveraging  or  investment)  in an amount not exceeding 33 1/3% of the value of its total assets  (including  the amount  borrowed)  less  liabilities  (other than  borrowings).  If  borrowings  exceed 33 1/3% of the value of the  Portfolio's  total assets by reason of a decline in net assets,  the Portfolio  will reduce its borrowings  within three  business days to the extent  necessary to comply with the 33 1/3%  limitation.  This policy shall not prohibit  reverse  repurchase  agreements,  deposits of assets to margin or guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.  Subject to the above  limitations,  the Portfolio may borrow from persons to the extent permitted by applicable law,  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any  exemption  from the  Investment
Company  Act of 1940  that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters  or  similar  relief  or interpretive guidance.

2.       The Portfolio will not, as to 75% of the value of its total assets,  own more than 10% of the  outstanding  voting securities of any one issuer,  or purchase the securities of any one issuer (except cash items and "government  securities"
as  defined  under the 1940 Act as  amended),  if  immediately  after and as a result  of such  purchase,  the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3.       The  Portfolio  will not invest more than 25% of the value of its assets in any  particular  industry  (other than
U.S. government securities).

4.       The Portfolio will not invest directly in real estate or interests in real estate;  however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The Portfolio will not purchase or sell physical  commodities  other than foreign  currencies unless acquired as a result of  ownership  of  securities  (but this  limitation  shall not prevent the  Portfolio  from  purchasing  or selling options,  futures,  swaps and forward  contracts or from  investing in securities or other  instruments  backed by physical commodities).

6.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

7.       The  Portfolio  will not act as an  underwriter  of  securities  issued by others,  except to the extent  that the
Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The following  fundamental  policies should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii)  engage in  reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective and program,  provided that the combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law. The  Portfolio  may borrow from persons to the extent  permitted by  applicable  law  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend  portfolio  securities and  participate  in an interfund  lending program to the extent  permitted by applicable law,  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total assets;  (ii) purchase  money market  securities and enter into repurchase agreements;  (iii) acquire  publicly-distributed or privately-placed debt securities and purchase debt; and (iv) make loans of money to other investment  companies to the extent permitted by the Investment  Company Act of
1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this shall not  prevent the  Portfolio  from  investing  in  securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to  the extent that the Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in  connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.
          ---

         With respect to investment  restrictions (1) and (4), the Portfolio will not borrow from or lend to any other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting such transactions.

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts or hybrid investments to be commodities.

         For  purposes  of  investment  restriction  (3),  U.S.,  state  or  local  governments,  or  related  agencies  or instrumentalities, are not considered an industry.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The following  fundamental  policies should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii)  engage in  reverse  repurchase  agreements  and make other  investments  or engage in other  transactions,  which may involve a borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective and program,  provided that the combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law. The  Portfolio  may borrow from persons to the extent  permitted by applicable  law,  including  the  Investment  Company Act of 1940,  or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans,  although the Portfolio may (i) lend portfolio  securities  provided that no such loan may be made if, as a result,  the  aggregate of such loans would exceed 33 1/3% of the value of the  Portfolio's  total  assets;  (ii) make loans of  money to other  investment  companies  to the  extent  permitted  by the  Investment  Company  Act of 1940 or any exemption  therefrom  that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters  or  similar  relief  or interpretive  guidance;  (iii) purchase  money market  securities and enter into  repurchase  agreements;  and (iv) acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this shall not  prevent the  Portfolio  from  investing  in  securities  or other  instruments  backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The following  notes should be read in  connection  with the  above-described  fundamental  policies.  The notes are not fundamental policies.
          ---

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts or hybrid investments to be commodities.

         For  purposes  of  investment  restriction  (3),  U.S.,  state  or  local  governments,  or  related  agencies  or instrumentalities,  are not  considered  an industry.  Industries  are  determined by reference to the  classifications  of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST Goldman Sachs Concentrated Growth Portfolio:

1.       As to 50% of the value of its total assets,  the Portfolio  will not purchase a security of any issuer (other than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or securities of other investment  companies) if as a result,  (a) more than 5% of its total assets,  at market value,  would be invested in the  securities of any one issuer or (b) the Portfolio  would hold more than 10% of the  outstanding  voting  securities of that issuer.

2.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total  assets,  at market value, would be invested in the  securities of issuers  principally  engaged in the same  industry  (except  securities  issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests  or interests  therein,  or issued by  companies  or  investment  trusts which invest in real estate or interests therein).

4.       The Portfolio will not purchase or sell physical  commodities  other than foreign  currencies unless acquired as a result of ownership of securities  (but this shall not prevent the Portfolio from purchasing or selling  options,  futures, swaps and forward contracts or from investing in securities and other instruments backed by physical commodities).

5.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance;

6.       The  Portfolio  may not borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes  and (ii)  engage in  reverse  repurchase  agreements  and make  other  investments  or engage in other transactions,  which may  involve a  borrowing,  in a manner  consistent  with the  Portfolio's  investment  objective  and program,  provided  that the  combination  of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  total assets  (including the amount  borrowed) less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any  borrowings  which come to exceed this amount will be reduced in  accordance  with  applicable  law. The Portfolio may borrow from persons to the extent  permitted by applicable law including the Investment  Company Act of 1940, or to the extent  permitted  by any  exemption  from the  Investment  Company  Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       As to 75% of the value of its total assets,  the Portfolio  will not purchase a security of any issuer (other than securities  issued or  guaranteed  by the U.S.  Government  or any of its agencies or  instrumentalities,  or securities of other  investment  companies)  if as a result,  (a) more than 5% of the  Portfolio's  total assets would be invested in the securities  of that issuer,  or (b) the Portfolio  would hold more than 10% of the  outstanding  voting  securities of that issuer.

2.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

3.       The Portfolio will not  concentrate  its  investments in any one industry (the  Portfolio's  investment  policy of keeping its assets in those  securities  which are  selling at the most  reasonable  prices in  relation to value  normally results in  diversification  among many  industries -- consistent  with this,  the Portfolio does not intend to invest more than 25% of its assets in any one industry  classification used by the Sub-advisor for investment  purposes,  although such concentration could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

4.       The Portfolio  will not borrow money except from persons to the extent  permitted by applicable  law including the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, and then in amounts not in excess of 33 1/3% of its total assets.  The Portfolio  may borrow at  prevailing  interest  rates and invest the Portfolios in additional  securities.  The Portfolio's  borrowings are limited so that immediately after such borrowing the value of the Portfolio's  assets  (including  borrowings) less its liabilities  (not including  borrowings) is at least three times the amount of the  borrowings.  Should the  Portfolio,  for any reason,  have  borrowings  that do not meet the above test then,  within three business days, the Portfolio must reduce such  borrowings so as to meet the necessary  test.
Under such a circumstance, the Portfolio have to liquidate securities at a time when it is disadvantageous to do so.

5.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests  or interests  therein,  or issued by  companies  or  investment  trusts which invest in real estate or interests therein).

6.       The  Portfolio  will not invest  directly in oil,  gas, or other  mineral  exploration  or  development  programs;
however, the Portfolio may purchase securities of issuers whose principal business activities fall within such areas.

Investment Restrictions Applicable Only to the AST Hotchkis & Wiley Large-Cap Value Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except from persons to the extent  permitted by applicable law including the  Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the
SEC, or any SEC releases,  no-action letters or similar relief or interpretive  guidance, in excess of 33 1/3% of the value of its total net assets, and when borrowing, it is for temporary or emergency purposes;

2.       Buy or sell real estate,  commodities,  commodity  contracts  (however,  the Portfolio may purchase  securities of companies investing in real estate);

3.       Purchase  securities  if the purchase  would cause the  Portfolio,  at the time,  with respect to 75% of its total assets,  to have more than 5% of its total assets  invested in the securities of any one company or to own more than 10% of the voting  securities of any one company  (except  obligations  issued or guaranteed by the U.S.  Government or any of its agencies or instrumentalities, or securities of other investment companies);

4.       Make loans,  except that the  Portfolio may (i) lend  portfolio  securities  in  accordance  with the  Portfolio's investment  policies in amounts up to 33-1/3% of the total assets of the  Portfolio  taken at market  value;  (ii) purchase money market securities and enter into repurchase  agreements;  (iii) acquire publicly distributed or privately placed debt securities;  and (iv) make loans of money to other investment  companies to the extent permitted by the Investment  Company
Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance; or

5.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans,  except that the  Portfolio may (i) lend  portfolio  securities  in  accordance  with the  Portfolio's investment  policies in amounts up to 33-1/3% of the total assets of the  Portfolio  taken at market  value;  (ii) purchase money market securities and enter into repurchase  agreements;  (iii) acquire publicly distributed or privately placed debt securities;  and (iv) make loans of money to other investment  companies to the extent permitted by the Investment  Company
Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance;

2.       With respect to 75% of the value of its total  assets,  purchase  the security of any one issuer if such  purchase would cause more than 5% of the  Portfolio's  assets at market to be  invested in the  securities  of such  issuer,  except
United States government  securities,  or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest  more  than 25% of the  assets of the  Portfolio,  exclusive  of cash and U.S.  government  securities,  in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite any securities  except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

6.       Purchase  or sell real  estate.  (In the  opinion of the  Sub-advisor,  this  restriction  will not  preclude  the
Portfolio from investing in securities of corporations that deal in real estate.);

7.       Purchase or sell physical  commodities  unless acquired as a result of the ownership of securities or instruments;
provided  that this  restriction  shall not  prohibit a  Portfolio  from (i)  engaging in  permissible  options and futures transactions  and forward  foreign  currency  contracts in  accordance  with the  Portfolio's  investment  policies or (ii)
investing in securities of any kind; or

8.       Borrow any  money,  except in an amount not in excess of 33 1/3% of the total  assets of the  Portfolio,  and then only for temporary,  emergency and extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements in connection  with  investment in interest rate futures  contracts and related  options by the  Portfolio.  Subject to the above  limitations,  the  Portfolio  may borrow from  persons to the extent  permitted  by  applicable  law  including  the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The following  fundamental  policies  should be read in connection  with the notes set forth below.  The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio  may (i) borrow for  non-leveraging,  temporary or emergency  purposes and
(ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may or may be deemed to involve a borrowing,  in a manner consistent with the Portfolio's investment objective and policies,  provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's  total assets  (including the amount  borrowed)  less  liabilities  (other than  borrowings)  or such other  percentage  permitted by law. Any borrowings which come to exceed  this  amount  will be reduced in  accordance  with  applicable  law.  The  Portfolio  may borrow from persons to the extent  permitted  by  applicable  law,  including  the  Investment  Company  Act of 1940,  or to the extent permitted by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

3.       Purchase the securities of any issuer if, as a result,  more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

4.       Make loans, although the Portfolio may (i) purchase money market securities and enter into repurchase  agreements;
(ii) acquire publicly-  distributed or privately placed debt securities and purchase debt; (iii) lend portfolio  securities provided  that no such loan may be made if, as a result,  the  aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's  total assets;  and (iv) make loans of money to other  investment  companies to the extent permitted by the
Investment  Company Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action letters or similar relief or interpretive guidance;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the Portfolio's  total assets would be invested in the securities of a single issuer,  except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities;

6.       Purchase a security if, as a result,  with respect to 75% of the value of the Portfolio's total assets,  more than
10% of the outstanding  voting  securities of any issuer would be held by the Portfolio (other than  obligations  issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real estate  unless  acquired as a result of ownership of securities  or other  instruments  (but this  shall not  prevent  the  Portfolio  from  investing  in  securities  or other  instruments  backed by real  estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio may be deemed to be an underwriter  within the meaning of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes: The following notes should be read in connection with the above described fundamental  policies.  The notes are not fundamental policies.
    ---

         With  respect to  investment  restrictions  (1) and (4), the  Portfolio  will not borrow or lend to any other fund unless it applies for and receives an  exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting such transactions.

         With  respect to  investment  restriction  (2),  the  Portfolio  does not  consider  currency  contracts on hybrid investments to be commodities.

         For the purposes of investment  restriction  (3), United States federal,  state or local  governments,  or related agencies and instrumentalities, are not considered an industry.  Foreign governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio  will consider the  acquisition  of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money,  except for  temporary,  extraordinary  or emergency  purposes or except in connection  with reverse repurchase  agreements  provided that the Portfolio  maintains  asset coverage of 300% for all  borrowings.  Subject to the above  limitations,  the  Portfolio  may borrow from  persons to the extent  permitted  by  applicable  law  including  the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2.       Purchase or sell real estate  (except that the Portfolio may invest in (i)  securities of companies  which deal in real  estate or  mortgages,  and (ii)  securities  secured by real  estate or  interests  therein,  and that the  Portfolio reserves  freedom  of  action  to hold and to sell  real  estate  acquired  as a result  of the  Portfolio's  ownership  of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3.       Act as  underwriter of securities  issued by others,  except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.       Make  loans to other  persons,  except  (a) loans of  portfolio  securities,  (b) to the  extent  the  entry  into repurchase  agreements  and the purchase of debt  securities in accordance  with its  investment  objectives and investment policies may be deemed to be loans,  and (c) loans of money to other  investment  companies to the extent  permitted by the
Investment  Company Act of 1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action letters or similar relief or interpretive guidance;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which would cause more than 25% of the market  value of its total assets at the time of such purchase to be invested in the securities of one or more issuers  having their  principal  business  activities in the same industry,  provided that there is no limitation  with respect to  investments  in obligations  issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities  (for the purposes of this restriction,  telephone  companies are considered to be in a separate  industry from gas and electric public  utilities,  and wholly-owned  finance  companies are considered to be in the industry of their parents if their  activities  are primarily  related to financing the  activities of their parents).

Notes: The following notes should be read in connection with the above described  fundamental  policies.  The notes are not
                                                                                                                        ---
fundamental policies.

For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment  restriction (6), U.S., state or local  governments,  or related agencies or  instrumentalities, are not  considered an industry.  It is the position of the Staff of the SEC that foreign  governments  are  industries for purposes of this  restriction.  For as long as this staff  position is in effect,  the Portfolio  will not invest more than
25% of its  total  assets  in the  securities  of any  single  governmental  issuer.  For  purposes  of  this  restriction, governmental entities are considered separate issuers.

Investment Restrictions Applicable Only to the AST Goldman Sachs High Yield Portfolio:

1.       The Portfolio will not borrow money except for temporary,  extraordinary or emergency  purposes and then only from persons  to the extent  permitted  by  applicable  law  including  the  Investment  Company  Act of 1940,  or to the extent permitted by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action  letters or similar relief or  interpretive  guidance,  and only in amounts not in excess of 33 1/3% of the value of its net assets,  taken at the lower of cost or market.  In addition,  to meet redemption  requests  without  immediately selling  portfolio  securities,  the Portfolio may borrow up to one-third of the value of its total assets  (including  the amount  borrowed)  less its  liabilities  (not  including  borrowings,  but  including the current fair market value of any securities  carried in open short  positions).  This  practice  is not for  investment  leverage  but solely to  facilitate management  of the  portfolio by enabling the  Portfolio to meet  redemption  requests  when the  liquidation  of portfolio securities is deemed to be  inconvenient or  disadvantageous.  If, due to market  fluctuations or other reasons,  the value of the Portfolio's assets falls below 300% of its borrowings, it will reduce its borrowings within three business days.

2.       The Portfolio  will not invest more than 5% of its total assets in the  securities of any one issuer  (except cash and cash instruments,  securities  issued or guaranteed by the U.S.  government,  its agencies,  or  instrumentalities,  or instruments secured by these money market instruments, such as repurchase agreements).

3.       The Portfolio will not purchase or sell real estate,  although it may invest in marketable  securities  secured by real estate or interests in real estate, and it may invest in the marketable  securities of companies  investing or dealing in real estate.

4.       The  Portfolio  will not  purchase or sell  commodities  or  commodity  contracts  or oil,  gas, or other  mineral exploration or development  programs.  However,  it may invest in the  marketable  securities of companies  investing in or sponsoring such programs.

5.       The Portfolio may not make loans,  except that the Portfolio may (i) lend portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total assets of the Portfolio taken at market value;
(ii) purchase  money market  securities  and enter into  repurchase  agreements;  (iii)  acquire  publicly  distributed  or privately  placed debt securities;  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

6.       The  Portfolio  will not  invest  more than 25% of the value of its total  assets in one  industry.  However,  for temporary  defensive  purposes,  the  Portfolio  may at times  invest  more than that  percentage  in: cash and cash items;
securities issued or guaranteed by the U.S.  government,  its agencies,  or  instrumentalities;  or instruments  secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The Portfolio will not invest in a security if, as a result of such investment,  more than 25% of its total assets
(taken at market value at the time of  investment)  would be invested in  securities  of issuers of a particular  industry, except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.       The  Portfolio  will not,  with respect to 75% of its total  assets,  invest in a security if, as a result of such investment,  more than 5% of its total assets  (taken at market value at the time of  investment)  would be invested in the securities of any one issuer,  except that this restriction  does not apply to securities  issued or guaranteed by the U.S.
government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

3.       The  Portfolio  will  not,  with  respect  to 75% of its  assets,  invest  in a  security  if, as a result of such investment,  it would hold more than 10% (taken at the time of investment) of the outstanding  voting securities of any one issuer;

4.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       The Portfolio will not purchase or sell commodities  contracts or oil, gas or mineral  programs.  This restriction shall not  prohibit  the  Portfolio,  subject to  restrictions  stated in the  Trust's  Prospectus  and  elsewhere  in this
Statement,  from purchasing,  selling or entering into futures contracts,  options on futures  contracts,  foreign currency forward contracts,  foreign currency options, or any interest rate, securities related or foreign  currency-related hedging instrument,  including  swap  agreements  and other  derivative  instruments,  subject to  compliance  with any  applicable provisions of the federal securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior securities,  pledge,  mortgage,  hypothecate its assets,  except that the Portfolio may (i) borrow from persons to the extent  permitted by applicable law including the Investment  Company
Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC,  or any SEC  releases,  no-action  letters or  similar  relief or  interpretive  guidance,  or enter into  reverse repurchase  agreements,  or employ similar investment techniques,  and pledge its assets in connection therewith,  but only if  immediately  after each  borrowing  there is an asset  coverage  of 300% and (ii) enter into  transactions  in options, futures and options on futures and other derivative  instruments as described in the Trust's  Prospectus and this Statement
(the  deposit of assets in escrow in  connection  with the  writing of covered  put and call  options  and the  purchase of securities  on a  when-issued  or delayed  delivery  basis,  collateral  arrangements  with respect to initial or variation margin deposits for future contracts and commitments  entered into under swap agreements or other  derivative  instruments, will not be deemed to be pledges of the Portfolio's assets);

7.       The Portfolio will not lend funds or other assets,  except that the Portfolio may,  consistent with its investment objective and policies:  (a) invest in debt  obligations,  including bonds,  debentures or other debt securities,  bankers'
acceptances and commercial  paper,  even though the purchase of such  obligations may be deemed to be the making of a loan,
(b) enter into repurchase  agreements,  (c) lend its Portfolio securities in an amount not to exceed one-third the value of its total assets,  provided such loans are and in accordance  with  applicable  guidelines  established by the SEC; and (d)
make loans of money to other  investment  companies to the extent  permitted by the  Investment  Company Act of 1940 or any exemption  therefrom  that  may be  granted  by the SEC or any  SEC  releases,  no-action  letters  or  similar  relief  or interpretive guidance.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a security if, as a result of such investment,  more than 25% of its total assets (taken at market value at the time of such  investment)  would be invested in the  securities of issuers in any particular  industry,  except that this  restriction  does  not  apply  to  securities  issued  or  guaranteed  by the  U.S.  Government  or its  agencies  or instrumentalities (or repurchase agreements with respect thereto);

2.       With respect to 75% of its assets,  invest in a security if, as a result of such  investment,  more than 5% of its total assets  (taken at market value at the time of such  investment)  would be invested in  securities  of any one issuer, except that this  restriction does not apply to securities  issued or guaranteed by the U.S.  Government or its agencies or instrumentalities;

3.       With  respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

4.       Purchase or sell real estate (although it may purchase  securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell commodities or commodities  contracts or oil, gas or mineral  programs.  This  restriction  shall not prohibit the Portfolio,  subject to  restrictions  described in the Prospectus  and elsewhere in this  Statement,  from purchasing,  selling or entering into futures  contracts,  options,  or any interest  rate,  securities-related  or foreign currency-related  hedging  instrument,  including swap agreements and other derivative  instruments,  subject to compliance with any applicable provisions of the federal securities or commodities laws;

6.       Borrow money, issue senior securities,  or pledge,  mortgage or hypothecate its assets,  except that the Portfolio may (i) borrow from persons to the extent  permitted by applicable  law including  the  Investment  Company Act of 1940, or to the extent  permitted by any exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any
SEC releases,  no-action letters or similar relief or interpretive  guidance, or enter into reverse repurchase  agreements, or employ similar  investment  techniques,  and pledge its assets in connection  therewith,  but only if immediately  after each  borrowing  there is asset  coverage  of 300% and (ii) enter into  transactions  in  options,  futures  and options on futures and other  derivative  instruments  as described in the  Prospectus and in this Statement (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of  securities on a when-issued  or delayed  delivery  basis,  collateral  arrangements  with  respect to initial or  variation  margin  deposits  for  futures contracts and commitments  entered into under swap  agreements or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other  assets,  except  that a Portfolio  may,  consistent  with its  investment  objective  and policies:  (a) invest in debt obligations,  including bonds,  debentures or other debt securities,  banker'  acceptance and commercial  paper,  even though the purchase of such  obligations  may be deemed to be the making of loans,  (b) enter into repurchase  agreements,  (c) lend its portfolio  securities in an amount not to exceed  one-third of the value of its total assets,  provided such loans are made in accordance with applicable  guidelines  established by the SEC; and (d) make loans of money to other  investment  companies to the extent  permitted by the  Investment  Company Act of 1940 or any  exemption therefrom  that may be  granted  by the SEC or any SEC  releases,  no-action  letters  or  similar  relief or  interpretive guidance.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The  Portfolio  will not  purchase  a  security  if as a  result,  the  Portfolio  would  own more than 10% of the outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the Portfolio  will not invest more than 5% of its total assets,  at market value,  in the  securities of any one issuer (except  securities  issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total  assets,  at market value, would be invested in the  securities of issuers  principally  engaged in the same  industry  (except  securities  issued or guaranteed by the U.S. Government,  its agencies or instrumentalities,  negotiable  certificates of deposit, time deposits, and bankers' acceptances of United States branches of United States banks).

4.       The  Portfolio  will not enter into reverse  repurchase  agreements  exceeding in the  aggregate  one-third of the market value of the  Portfolio's  total assets,  less  liabilities  other than  obligations  created by reverse  repurchase agreements.

5.       The Portfolio will not borrow money,  except from persons to the extent  permitted by applicable law including the
Investment  Company Act of 1940, or to the extent  permitted by any exemption from the Investment  Company Act of 1940 that may be  granted  by the SEC,  or any SEC  releases,  no-action  letters or similar  relief or  interpretive  guidance,  for temporary,  extraordinary  or  emergency  purposes  and then  only in  amounts  not to  exceed  33 1/3% of the value of the
Portfolio's  total  assets,  taken at cost,  at the time of such  borrowing.  The  Portfolio  may not  mortgage,  pledge or hypothecate  any assets except in connection  with any such  borrowing.  The Portfolio will not purchase  securities  while borrowings  exceed 5% of the  Portfolio's  total assets.  This  borrowing  provision is included to facilitate  the orderly sale of securities,  for example, in the event of abnormally heavy redemption requests,  and is not for investment purposes and shall not apply to reverse repurchase agreements.

6.       The  Portfolio  will not make loans,  except  through  purchasing  or holding debt  obligations,  or entering into repurchase  agreements,  or loans of Portfolio  securities in accordance  with the  Portfolio's  investment  objectives and policies,  or making loans of money to other investment  companies to the extent permitted by the Investment Company Act of
1940 or any exemption  therefrom  that may be granted by the SEC or any SEC releases,  no-action  letters or similar relief or interpretive guidance.

7.       The Portfolio will not purchase or sell puts, calls, straddles,  spreads, or any combination thereof; real estate;
commodities;  or commodity  contracts or interests in oil, gas or mineral  exploration  or development  programs.  However, the Portfolio may purchase bonds or commercial  paper issued by companies which invest in real estate or interests  therein including real estate investment trusts.

Investment  Restrictions  Applicable Only to the AST JP Morgan  International  Equity Portfolio,  the AST MFS Global Equity
Portfolio,  the AST State Street Research  Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth  Portfolio,  the AST
Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs  Small-Cap Value  Portfolio,  the AST DeAM Small-Cap Value
Portfolio,  the AST Goldman Sachs Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST
Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST Alger  All-Cap  Growth  Portfolio,  the AST  Gabelli  All-Cap  Value
Portfolio,  the AST Alliance Growth Portfolio,  the AST MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, the
AST DeAM Large-Cap Value Portfolio,  the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core
Value Portfolio,  the AST Cohen & Steers Realty Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST
American  Century  Income  &  Growth  Portfolio,  the  AST  DeAM  Global  Allocation  Portfolio  and the  AST  Lord  Abbett
Bond-Debenture Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No  Portfolio  may  borrow  money,  except  that a  Portfolio  may (i) borrow  money for  non-leveraging, temporary or emergency purposes,  and (ii) engage in reverse repurchase  agreements and make other investments or engage in other transactions,  which may involve a borrowing,  in a manner consistent with the Portfolio's  investment  objective and policies;  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the  Portfolio's  assets
(including the amount  borrowed) less liabilities  (other than  borrowings) or such other percentage  permitted by law. Any borrowings  which come to exceed  this amount  will be reduced in  accordance  with  applicable  law.  Subject to the above limitations,  a Portfolio may borrow from persons to the extent  permitted by  applicable  law,  including  the  Investment
Company Act of 1940,  or to the extent  permitted  by any  exemption  from the  Investment  Company Act of 1940 that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

         3.       No Portfolio may underwrite  securities issued by other persons,  except to the extent that the Portfolio may be deemed to be an underwriter  (within the meaning of the Securities Act of 1933) in connection  with the purchase and sale of portfolio securities.

         4.       No Portfolio may purchase or sell real estate unless  acquired as a result of the ownership of securities or other  instruments;  provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

         5.       No Portfolio may purchase or sell physical  commodities  unless  acquired as a result of the ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from (i) engaging in permissible options and futures  transactions  and forward foreign  currency  contracts in accordance  with the Portfolio's  investment policies, or (ii) investing in securities of any kind.

         6.       No Portfolio  may make loans,  except that a Portfolio  may (i) lend  portfolio  securities in accordance with the  Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the  Portfolio  taken at market value, (ii) purchase money market securities and enter into repurchase  agreements,  (iii) acquire publicly  distributed or privately  placed debt securities,  and (iv) make loans of money to other  investment  companies to the extent permitted by the  Investment  Company  Act of 1940 or any  exemption  therefrom  that  may be  granted  by the SEC or any SEC  releases, no-action letters or similar relief or interpretive guidance.

         7.       No  Portfolio  other than the AST Cohen & Steers  Realty  Portfolio  may  purchase  any security if, as a result,  more than 25% of the value of the  Portfolio's  assets would be invested in the securities of issuers having their principal  business  activities in the same  industry;  provided that this  restriction  does not apply to  investments  in obligations  issued or  guaranteed  by the U.S.  Government  or any of its  agencies or  instrumentalities  (or  repurchase agreements  with respect  thereto).  The AST Cohen & Steers Realty  Portfolio  will invest at least 25% of its total assets in securities of companies engaged in the real estate business.

         8.       No Portfolio other than the AST Cohen & Steers Realty  Portfolio may, with respect to 75% of the value of its total  assets,  purchase  the  securities  of any  issuer  (other  than  securities  issued or  guaranteed  by the U.S.
Government or any of its agencies or  instrumentalities)  if, as a result, (i) more than 5% of the value of the Portfolio's total  assets  would be  invested  in the  securities  of such  issuer,  or (ii)  more than 10% of the  outstanding  voting securities of such issuer would be held by the  Portfolio.  The AST Cohen & Steers  Realty  Portfolio may not, with respect to 50% of a Portfolio's  total assets,  invest in the securities of any one issuer (other than the U.S.  Government and its agencies and  instrumentalities),  if immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a  restriction  on a  Portfolio's  investments  is adhered to at the time an  investment  is made, a subsequent change in the percentage of Portfolio  assets  invested in certain  securities or other  instruments,  or change in average duration of the Portfolio's  investment  portfolio,  resulting from changes in the value of the  Portfolio's  total assets, will not be considered a violation of the restriction;  provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to investment  restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and  receives an  exemptive  order from the SEC, if so required,  or the SEC issues  rules  permitting  such transactions.

         With  respect to  investment  restriction  (6),  the  restriction  on making  loans is not  considered  to limit a
Portfolio's investments in loan participations and assignments.

         With respect to  investment  restriction  (7), the AST JPMorgan  International  Equity  Portfolio and the AST DeAM
Global  Allocation  Portfolio  will not  consider a  bank-issued  guaranty or  financial  guaranty  insurance as a separate security for purposes of determining  the percentage of the  Portfolios'  assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the investment instruments,  techniques and methods which may be used by one or more of the Portfolios and the risks  attendant  thereto are  described  below.  Other risk  factors and  investment  methods may be  described in the
"Investment  Objectives and Policies" and "Certain Risk Factors and Investment  Methods" section in the Trust's  Prospectus and in the "Investment  Objectives and Policies"  section of this  Statement.  The risks and investment  methods  described below apply only to those Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short,  intermediate,  and long-term  securities are dependent on a variety of factors,  including,  the general conditions of the money and bond markets,  the size of a particular offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities with longer  maturities tend to produce higher yields and are generally  subject to potentially  greater capital  appreciation and depreciation  than obligations with shorter  maturities and lower yields.
The market prices of debt  securities  usually vary,  depending upon available  yields.  An increase in interest rates will generally reduce the value of portfolio  investments,  and a decline in interest rates will generally increase the value of portfolio  investments.  The ability of the  Portfolio  to achieve  its  investment  objectives  is also  dependent  on the continuing  ability of the issuers of the debt securities in which the Portfolio  invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated and  comparable  unrated  securities,  while  generally  offering  higher  yields than  investment-grade securities with similar  maturities,  involve greater risks,  including the possibility of default or bankruptcy.  They are regarded as  predominantly  speculative  with respect to the issuer's  capacity to pay  interest and repay  principal.  The special risk  considerations  in connection with such  investments are discussed  below. See the Appendix of this Statement for a discussion of securities ratings.

         Effect of Interest Rates and Economic  Changes.  A prolonged  economic  downturn could severely disrupt the market for and adversely affect the value of low-rated and comparable unrated securities.

         All interest-bearing  securities  typically  experience  appreciation when interest rates decline and depreciation when interest rates rise.  The market values of low-rated and  comparable  unrated  securities  tend to reflect  individual corporate  developments to a greater extent than do higher-rated  securities,  which react primarily to fluctuations in the general level of interest  rates.  Low-rated and comparable  unrated  securities also tend to be more sensitive to economic conditions  than are  higher-rated  securities.  As a result,  they generally  involve more credit risks than securities in the  higher-rated  categories.  During  an  economic  downturn  or a  sustained  period of rising  interest  rates,  highly leveraged  issuers of  low-rated  and  comparable  unrated  securities  may  experience  financial  stress and may not have sufficient  revenues to meet their payment  obligations.  The issuer's  ability to service its debt obligations may also be adversely  affected by specific  corporate  developments,  the  issuer's  inability  to meet  specific  projected  business forecasts,  or the  unavailability of additional  financing.  The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is significantly  greater than issuers of higher-rated  securities  because such securities are  generally  unsecured  and are often  subordinated  to other  creditors.  Further,  if the  issuer of a  low-rated  and comparable unrated security defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic uncertainty  and changes also  generally  result in increased  volatility in the market prices of low-rated and  comparable unrated securities and thus in a Portfolio's net asset value.

         As  previously  stated,  the  value  of such a  security  will  decrease  in a rising  interest  rate  market  and accordingly,  so will a Portfolio's  net asset value.  If a Portfolio  experiences  unexpected  net  redemptions  in such a market,  it may be forced to liquidate a portion of its portfolio  securities  without regard to their  investment  merits.
Due to the limited  liquidity of  high-yield  securities  (discussed  below) a Portfolio  may be forced to liquidate  these securities at a substantial  discount.  Any such  liquidation  would reduce a  Portfolio's  asset base over which  expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated  and  comparable  unrated  securities  typically  contain  redemption,  call, or prepayment  provisions  which permit the issuer of such  securities  containing  such  provisions to, at their  discretion, redeem the securities.  During periods of falling  interest rates,  issuers of high-yield  securities  generally  redeem or prepay the  securities  and refinance  them with debt  securities  with a lower  interest  rate. To the extent an issuer is able to  refinance  the  securities,  or  otherwise  redeem them,  a Portfolio  may have to replace the  securities  with a lower-yielding security, which would result in a lower return for a Portfolio.

         Issuers  of  lower-rated  securities  are often  highly  leveraged,  so that their  ability to service  their debt obligations  during an  economic  downturn or during  sustained  periods of rising  interest  rates may be  impaired.  Such issuers  may not have more  traditional  methods  of  financing  available  to them and may be unable to repay  outstanding obligations  at maturity by  refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater because such securities  frequently are unsecured and  subordinated to the prior payment of senior indebtedness.

         Credit  Ratings.  Credit ratings issued by  credit-rating  agencies  evaluate the safety of principal and interest payments of rated  securities.  They do not,  however,  evaluate the market value risk of low-rated and comparable  unrated securities  and,  therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make timely  changes in a rating to reflect  changes in the economy or in the  condition  of the issuer that affect the  market  value of the  security.  Consequently,  credit  ratings  are used only as a  preliminary  indicator  of
investment  quality.   Investments  in  low-rated  and  comparable  unrated  securities  will  be  more  dependent  on  the
Sub-advisor's  credit  analysis  than  would  be the  case  with  investments  in  investment-grade  debt  securities.  The
Sub-advisor  may employ its own credit  research  and  analysis,  which  could  include a study of existing  debt,  capital structure,  ability to service debt and to pay dividends,  the issuer's sensitivity to economic  conditions,  its operating history,  and the current  trend of earnings.  The  Sub-advisor  continually  monitors the  investments  in a Portfolio and evaluates  whether to dispose of or to retain  low-rated and comparable  unrated  securities whose credit ratings or credit quality may have changed.

         Liquidity and Valuation.  A Portfolio may have difficulty  disposing of certain  low-rated and comparable  unrated securities  because there may be a thin trading market for such  securities.  Because not all dealers  maintain  markets in all  low-rated and  comparable  unrated  securities,  there is no  established  retail  secondary  market for many of these securities.  A  Portfolio  anticipates  that  such  securities  could  be sold  only to a  limited  number  of  dealers  or institutional  investors.  To the extent a  secondary  trading  market  does exist,  it is  generally  not as liquid as the secondary  market for  higher-rated  securities.  The lack of a liquid  secondary  market may have an adverse impact on the market price of the security.  As a result,  a Portfolio's  asset value and a Portfolio's  ability to dispose of particular securities,  when  necessary to meet a Portfolio's  liquidity  needs or in response to a specific  economic  event,  may be impacted.  The lack of a liquid secondary  market for certain  securities may also make it more difficult for the Portfolio to obtain  accurate market  quotations for purposes of valuing a Portfolio.  Market  quotations are generally  available on many low-rated and comparable  unrated issues only from a limited number of dealers and may not necessarily  represent firm bids of such dealers or prices for actual sales.  During  periods of thin trading,  the spread between bid and asked prices is likely to increase  significantly.  In addition,  adverse  publicity and investor  perceptions,  whether or not based on fundamental analysis,  may decrease the values and liquidity of low-rated and comparable unrated securities,  especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call  Options.  A call option  gives the holder  (buyer) the "right to purchase" a security or currency at a specified price (the exercise  price),  at expiration of the option  (European  style) or at any time until a certain date (the expiration date) (American  style).  So long as the obligation of the writer of a call option  continues, he may be assigned an exercise  notice by the  broker-dealer  through whom such option was sold,  requiring  him to deliver the  underlying  security  or  currency  against  payment  of the  exercise  price.  This  obligation  terminates  upon the expiration  of the call  option,  or such  earlier  time at which the  writer  effects a closing  purchase  transaction  by repurchasing an option identical to that previously sold.

          When writing a call option,  a Portfolio,  in return for the premium,  gives up the opportunity for profit from a price increase in the underlying  security or currency above the exercise  price,  but conversely  retains the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the underlying  securities or currencies,  since it may be  assigned  an  exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio has written  expires,  the Portfolio will realize a gain in the amount of the premium;  however, such gain may be offset by a decline  in the  market  value of the  underlying  security  or  currency  during  the  option period.  If the call  option  is  exercised,  a  Portfolio  will  realize  a gain or loss  from the sale of the  underlying security or currency.

          Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer
(seller) has the  obligation  to buy, the  underlying  security or currency at the exercise  price during the option period
(American style) or at the expiration of the option (European  style).  So long as the obligation of the writer  continues, he may be  assigned an exercise  notice by the  broker-dealer  through  whom such  option was sold,  requiring  him to make payment of the exercise  price against  delivery of the  underlying  security or currency.  The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

         Premium  Received from Writing Call or Put Options.  A Portfolio will receive a premium from writing a put or call option,  which  increases  such  Portfolio's  return in the event the  option  expires  unexercised  or is closed  out at a profit.  The amount of the  premium  will  reflect,  among  other  things,  the  relationship  of the  market  price of the underlying  security to the exercise price of the option,  the term of the option and the volatility of the market price of the underlying  security.  By writing a call option,  a Portfolio limits its opportunity to profit from any increase in the market value of the  underlying  security  above the  exercise  price of the option.  By writing a put option,  a Portfolio assumes the risk that it may be required to purchase the  underlying  security  for an exercise  price higher than its then current  market  value,  resulting  in a potential  capital loss if the  purchase  price  exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing  Transactions.  Closing  transactions  may be effected in order to realize a profit on an outstanding call option,  to prevent  an  underlying  security  or  currency  from being  called,  or, to permit the sale of the  underlying security or currency.  A Portfolio may  terminate an option that it has written prior to its  expiration by entering into a closing  purchase  transaction  in which it purchases an option  having the same terms as the option  written.  A Portfolio will  realize a profit  or loss from such  transaction  if the cost of such  transaction  is less or more than the  premium received  from the writing of the option.  In the case of a put option,  any loss so incurred  may be partially or entirely offset by the premium  received from a  simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally  reflect  increases in the market price of the underlying  security,  any loss resulting  from the repurchase of a call option is likely to be offset in whole or in part by unrealized  appreciation of the underlying security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the  Portfolio  to write  another  call option on the underlying  security or currency  with either a different  exercise  price or  expiration  date or both.  If the  Portfolio desires to sell a particular  security or currency from its  portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or  concurrently  with, the sale of the security or currency.  There is, of course,  no assurance  that the  Portfolio  will be able to effect such closing  transactions  at a favorable  price.  If the  Portfolio  cannot  enter into such a  transaction,  it may be  required  to hold a  security  or currency  that it might  otherwise  have sold.  When the  Portfolio  writes a covered call option,  it runs the risk of not being able to participate in the  appreciation  of the underlying  securities or currencies  above the exercise  price,  as well as the risk of being  required to hold on to securities  or  currencies  that are  depreciating  in value.  This could result in higher  transaction  costs.  The Portfolio will pay  transaction  costs in connection with the writing of options to close out previously  written  options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call  options may be  purchased  by a  Portfolio  for the  purpose of  acquiring  the underlying  securities or currencies  for its  portfolio.  Utilized in this fashion,  the purchase of call options  enables the Portfolio to acquire the  securities  or currencies at the exercise  price of the call option plus the premium paid. At times the net cost of  acquiring  securities  or  currencies  in this  manner  may be less than the cost of  acquiring  the securities  or  currencies  directly.  This  technique  may also be useful to a Portfolio  in  purchasing  a large block of securities or currencies  that would be more  difficult to acquire by direct market  purchases.  So long as it holds such a call option  rather than the  underlying  security or currency  itself,  the  Portfolio  is  partially  protected  from any unexpected  decline in the market  price of the  underlying  security  or  currency  and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing  Put  Options.  A  Portfolio  may  purchase a put option on an  underlying  security  or  currency  (a
"protective  put") owned by the Portfolio as a defensive  technique in order to protect  against an anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the
Portfolio,  as the holder of the put option, is able to sell the underlying  security or currency at the put exercise price regardless of any decline in the  underlying  security's  market price or currency's  exchange  value.  For example,  a put option may be purchased in order to protect  unrealized  appreciation  of a security or currency where a Sub-advisor  deems it  desirable  to continue to hold the  security or currency  because of tax  considerations.  The premium paid for the put option and any transaction  costs would reduce any capital gain otherwise  available for distribution  when the security or currency is eventually sold.

          By  purchasing  put  options on a security or currency it does not own,  the  Portfolio  seeks to benefit  from a decline in the market price of the  underlying  security or currency.  If the put option is not sold when it has  remaining value,  and if the market price of the underlying  security or currency remains equal to or greater than the exercise price during the life of the put option,  the  Portfolio  will lose its entire  investment  in the put  option.  In order for the purchase  of a put  option to be  profitable,  the  market  price of the  underlying  security  or  currency  must  decline sufficiently  below the  exercise  price to cover the premium  and  transaction  costs,  unless the put option is sold in a closing sale transaction.

          Dealer  Options.  Exchange-traded  options  generally  have a continuous  liquid market while dealer options have none.  Consequently,  the Portfolio  will  generally be able to realize the value of a dealer option it has purchased  only by exercising it or reselling it to the dealer who issued it.  Similarly,  when the Portfolio  writes a dealer  option,  it generally  will be able to  close  out the  option  prior  to its  expiration  only by  entering  into a  closing  purchase transaction  with the dealer to which the Portfolio  originally  wrote the option.  While the Portfolio  will seek to enter into dealer  options  only with  dealers who will agree to and which are  expected to be capable of entering  into  closing transactions  with the  Portfolio,  there can be no assurance  that the Portfolio will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.  Until the Portfolio,  as a covered  dealer call option writer,  is able to effect a closing  purchase  transaction,  it will not be able to  liquidate  securities  (or other  assets) used as cover until the option  expires or is  exercised.  In the event of  insolvency  of the contra  party,  the Portfolio may be unable to  liquidate a dealer  option.  With respect to options  written by the  Portfolio,  the  inability to enter into a closing  transaction  may result in material  losses to the  Portfolio.  For example,  since the Portfolio  must maintain a secured  position  with respect to any call option on a security it writes,  the Portfolio may not sell the assets which it has  segregated  to  secure  the  position  while it is  obligated  under the  option.  This  requirement  may  impair  the
Portfolio's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the  position  that  purchased  dealer  options  and the assets used to secure the written  dealer options are illiquid  securities.  The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may  repurchase  the OTC option it has written for a maximum price to be calculated by a  predetermined  formula.  In such cases,  the OTC option would be  considered  illiquid only to the extent the maximum repurchase  price under the formula  exceeds the intrinsic  value of the option.  To this extent,  the Portfolio will treat dealer options as subject to the  Portfolio's  limitation on  unmarketable  securities.  If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call Options and in Purchasing Call and Put Options:  During the option period,  a
Portfolio,  as writer of a call option has, in return for the premium received on the option,  given up the opportunity for capital  appreciation  above the exercise  price  should the market  price of the  underlying  security  increase,  but has retained  the risk of loss should the price of the  underlying  security  decline.  The writer has no control over the time when it may be required to fulfill its  obligation  as a writer of the option.  The risk of purchasing a call or put option is that the Portfolio may lose the premium it paid plus  transaction  costs.  If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option  position  may be closed out only on an  exchange  which  provides a secondary  market.  There can be no assurance that a liquid  secondary  market will exist for a particular  option at a particular  time and that the Portfolio can close out its  position by effecting a closing  transaction.  If the  Portfolio is unable to effect a closing  purchase transaction,  it cannot sell the  underlying  security  until the option  expires or the option is exercised.  Accordingly, the Portfolio  may not be able to sell the  underlying  security at a time when it might  otherwise be  advantageous  to do
so.  Possible  reasons  for the absence of a liquid  secondary  market  include the  following:  (i)  insufficient  trading interest in certain options;  (ii) restrictions on transactions  imposed by an exchange;  (iii) trading halts,  suspensions or other  restrictions  imposed with respect to  particular  classes or series of options or  underlying  securities;  (iv)
inadequacy of the facilities of an exchange or the clearing  corporation to handle  trading  volume;  and (v) a decision by one or more exchanges to discontinue  the trading of options or impose  restrictions on orders.  In addition,  the hours of trading for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options markets close before the markets for the underlying  securities,  significant price and rate movements can take place in the  underlying  markets  that cannot be  reflected  in the options  markets.  The purchase of options is a highly specialized  activity  which  involves  investment  techniques  and risks  different  from those  associated  with ordinary portfolio securities transactions.

         Each exchange has established  limitations  governing the maximum number of call options,  whether or not covered, which may be written by a single  investor  acting alone or in concert with others  (regardless of whether such options are written  on the  same or  different  exchanges  or are held or  written  on one or more  accounts  or  through  one or more brokers).  An exchange may order the  liquidation  of positions  found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock indices are similar to options on specific  securities except that, rather than the right to take or make  delivery of the specific  security at a specific  price,  an option on a stock index gives the holder the right to receive,  upon  exercise of the option,  an amount of cash if the closing level of that stock index is greater than, in the case of a call,  or less than,  in the case of a put,  the  exercise  price of the option.  This amount of cash is equal to such  difference  between  the  closing  price of the index and the  exercise  price of the  option  expressed  in  dollars multiplied by a specified  multiple.  The writer of the option is obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike options on specific  securities,  all  settlements of options on stock indices are in cash and gain or loss  depends  on general  movements  in the stocks  included  in the index  rather  than  price  movements  in particular  stocks.  A stock index  futures  contract is an  agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount  multiplied by the difference  between the value of a specific stock index at the close of the last  trading day of the  contract  and the price at which the  agreement  is made.  No  physical  delivery of securities is made.

         Risk Factors in Options on Indices.  Because the value of an index option  depends upon the movements in the level of the index rather than upon  movements in the price of a particular  security,  whether the Portfolio will realize a gain or a loss on the  purchase  or sale of an  option  on an index  depends  upon the  movements  in the level of prices in the market  generally or in an industry or market segment  rather than upon movements in the price of the individual  security.
Accordingly,  successful use of positions will depend upon a Sub-advisor's  ability to predict  correctly  movements in the direction  of the market  generally or in the  direction  of a particular  industry.  This  requires  different  skills and techniques than predicting changes in the prices of individual securities.

         Index prices may be  distorted if trading of  securities  included in the index is  interrupted.  Trading in index options  also may be  interrupted  in certain  circumstances,  such as if trading  were halted in a  substantial  number of securities  in the index.  If this  occurred,  a Portfolio  would not be able to close out options  which it had written or purchased and, if  restrictions on exercise were imposed,  might be unable to exercise an option it purchased,  which would result in substantial losses.

         Price movements in Portfolio  securities will not correlate perfectly with movements in the level of the index and therefore,  a  Portfolio  bears the risk  that the price of the  securities  may not  increase  as much as the level of the index.  In this event,  the Portfolio  would bear a loss on the call which would not be  completely  offset by movements in the prices of the  securities.  It is also  possible that the index may rise when the value of the  Portfolio's  securities does not. If this  occurred,  a Portfolio  would  experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

         Unless a Portfolio  has other liquid  assets which are  sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a Portfolio  has written a call on an index,  there is also the risk that the market may decline  between the time the  Portfolio  has the call  exercised  against it, at a price which is fixed as of the closing level of the index on the  date of  exercise,  and the time  the  Portfolio  is able to sell  securities.  As with  options  on  securities,  the
Sub-advisor  will not learn that a call has been exercised  until the day following the exercise date,  but,  unlike a call on securities  where the Portfolio would be able to deliver the underlying  security in settlement,  the Portfolio may have to sell part of its securities in order to make settlement in cash, and the price of such  securities  might decline before they could be sold.

         If a  Portfolio  exercises a put option on an index  which it has  purchased  before  final  determination  of the closing  index value for the day, it runs the risk that the level of the  underlying  index may change before  closing.  If this change causes the exercised  option to fall  "out-of-the-money"  the Portfolio  will be required to pay the difference between the closing index value and the exercise  price of the option  (multiplied  by the  applicable  multiplier)  to the assigned  writer.  Although the Portfolio  may be able to minimize this risk by  withholding  exercise  instructions  until just before the daily  cutoff  time or by selling  rather  than  exercising  an option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Trading in Futures:

          A futures contract  provides for the future sale by one party and purchase by another party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) for a specified price, date, time and place designated at the time the  contract  is made.  Brokerage  fees are  incurred  when a futures  contract  is bought or sold and  margin deposits must be  maintained.  Entering  into a contract to buy is commonly  referred to as buying or purchasing a contract or holding a long  position.  Entering  into a contract to sell is commonly  referred to as selling a contract or holding a short position.

          Unlike when the  Portfolio  purchases  or sells a security,  no price would be paid or received by the  Portfolio upon the purchase or sale of a futures  contract.  Upon entering into a futures  contract,  and to maintain the Portfolio's open  positions  in futures  contracts,  the  Portfolio  would be required to deposit  with its  custodian  in a segregated account  in the  name of the  futures  broker  an  amount  of cash,  U.S.  government  securities,  suitable  money  market instruments,  or other  liquid  securities,  known as  "initial  margin."  The margin  required  for a  particular  futures contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the exchange  during the term of the contract.  Futures  contracts are  customarily  purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

          If the price of an open  futures  contract  changes (by increase in the case of a sale or by decrease in the case of a purchase)  so that the loss on the futures  contract  reaches a point at which the margin on deposit  does not satisfy margin  requirements,  the broker will  require an increase in the margin.  However,  if the value of a position  increases because of favorable  price changes in the futures  contract so that the margin deposit  exceeds the required  margin,  the broker will pay the excess to the Portfolio.

          These subsequent  payments,  called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short positions in the futures contract more or less valuable,  a process  known as  "marking  to the  market." A Portfolio  may or may not earn  interest  income on its margin deposits.  Although  certain  futures  contracts,  by their terms,  require  actual future  delivery of and payment for the underlying  instruments,  in practice most futures  contracts are usually closed out before the delivery date.  Closing out an open futures contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale, respectively,  for the same  aggregate  amount of the identical  securities  and the same delivery  date. If the offsetting purchase price is less than the original sale price, the Portfolio  realizes a gain; if it is more, the Portfolio  realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase  price,  the Portfolio  realizes a gain; if it is less, the Portfolio  realizes a loss.  The  transaction  costs must also be included in these  calculations.
There can be no assurance,  however, that a Portfolio will be able to enter into an offsetting  transaction with respect to a  particular  futures  contract  at a  particular  time.  If the  Portfolio  is not  able  to  enter  into  an  offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial  Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling  multiplied by the level of the UK Financial  Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying  security.  If not in the underlying  security,  then settlement will be made in cash,  equivalent  over time to the  difference  between  the  contract  price and the actual  price of the underlying asset at the time the stock index futures contract expires.

         Options on futures are  similar to options on  underlying  instruments  except  that  options on futures  give the purchaser the right,  in return for the premium  paid,  to assume a position in a futures  contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures  contract,  at a specified  exercise  price at any time during the period of the option.  Upon  exercise of the option,  the delivery of the futures  position  by the writer of the  option to the holder of the option  will be  accompanied  by the  delivery  of the accumulated  balance in the writer's  futures margin  account which  represents the amount by which the market price of the futures  contract,  at exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures  contract.  Alternatively,  settlement may be made totally in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         The writer of an option on a futures  contract is required to deposit margin pursuant to  requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of an option on a futures  contract,  the delivery of the futures position  by the writer of the option to the  holder of the option  will be  accompanied  by  delivery  of the  accumulated balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures contract  at the time of exercise  exceeds,  in the case of a call,  or is less than,  in the case of a put,  the  exercise price of the option on the futures contract.

         Although financial futures contracts by their terms call for actual delivery or acceptance of securities,  in most cases the  contracts  are closed out before the  settlement  date without the making or taking of delivery.  Closing out is accomplished  by  effecting  an  offsetting  transaction.  A futures  contract  sale is closed out by  effecting  a futures contract  purchase for the same  aggregate  amount of securities  and the same delivery date. If the sale price exceeds the offsetting  purchase  price,  the  seller  immediately  would be paid the  difference  and  would  realize  a gain.  If the offsetting  purchase  price exceeds the sale price,  the seller would  immediately  pay the  difference and would realize a loss.  Similarly,  a futures  contract  purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting  sale price exceeds the purchase  price,  the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         Commissions on financial futures  contracts and related options  transactions may be higher than those which would apply to purchases and sales of securities directly.

         A public market exists in interest rate futures contracts covering primarily the following financial  instruments:
U.S.  Treasury bonds;  U.S.  Treasury notes;  Government  National  Mortgage  Association  ("GNMA")  modified  pass-through mortgage-backed  securities;  three-month U.S. Treasury bills;  90-day commercial paper; bank certificates of deposit;  and
Eurodollar  certificates of deposit.  It is expected that Futures  contracts  trading in additional  financial  instruments will be authorized.  The standard  contract size is generally  $100,000 for Futures  contracts in U.S. Treasury bonds, U.S.
Treasury notes,  and GNMA  pass-through  securities and $1,000,000 for the other  designated  Futures  contracts.  A public market exists in Futures contracts covering a number of indexes,  including,  but not limited to, the Standard & Poor's 500
Index,  the  Standard & Poor's 100 Index,  the  NASDAQ  100 Index,  the Value Line  Composite  Index and the New York Stock
Exchange Composite Index.

         Regulatory  Matters.  The Staff of SEC has taken the position that the purchase and sale of futures  contracts and the writing of related  options may give rise to "senior  securities"  for the  purposes of the  restrictions  contained in
Section 18 of the 1940 Act on investment  companies' issuing senior securities.  However,  the Staff has taken the position that no senior  security  will be created  if a  Portfolio  maintains  in a  segregated  account an amount of cash or other liquid  assets  at least  equal to the  amount  of the  Portfolio's  obligation  under  the  futures  contract  or  option.
Similarly,  no senior  security  will be created if a  Portfolio  "covers"  its futures  and  options  positions  by owning corresponding  positions or  securities  underlying  the  positions  that enable the Portfolio to close out its futures and options  positions  without paying  additional cash  consideration.  Each Portfolio will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with these requirements.

         Certain Risks  Relating to Futures  Contracts  and Related  Options.  There are special risks  involved in futures transactions.

                   Volatility and Leverage.  The prices of futures  contracts are volatile and are influenced,  among other things,  by actual and  anticipated  changes in the market and  interest  rates,  which in turn are  affected by fiscal and monetary policies and national and international policies and economic events.

          Most United States futures exchanges limit the amount of fluctuation  permitted in futures contract prices during a single  trading  day.  The daily limit  establishes  the maximum  amount  that the price of a futures  contract  may vary either up or down from the  previous  day's  settlement  price at the end of a trading  session.  Once the daily  limit has been  reached in a  particular  type of futures  contract,  no trades may be made on that day at a price beyond that limit.
The daily limit  governs  only price  movement  during a  particular  trading day and  therefore  does not limit  potential
losses,  because  the  limit  may  prevent  the  liquidation  of  unfavorable  positions.   Futures  contract  prices  have
occasionally moved to the daily limit for several  consecutive  trading days with little or no trading,  thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits  required,  futures trading involves an extremely high degree of leverage.  As a result,  a relatively  small price movement in a futures  contract may result in immediate and substantial  loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures contract is deposited as margin,  a  subsequent  10%  decrease in the value of the futures  contract  would  result in a total loss of the margin deposit,  before any  deduction  for the  transaction  costs,  if the account  were then closed out. A 15%  decrease  would result in a loss equal to 150% of the original  margin  deposit,  if the contract were closed out. Thus, a purchase or sale of a futures  contract  may  result in losses in excess of the  amount  invested  in the  futures  contract.  However,  the
Portfolio would presumably have sustained  comparable  losses if, instead of the futures  contract,  it had invested in the underlying instrument and sold it after the decline.  Furthermore,  in the case of a futures contract purchase, in order to be certain that the Portfolio has sufficient  assets to satisfy its  obligations  under a futures  contract,  the Portfolio earmarks  to the  futures  contract  money  market  instruments  equal  in  value to the  current  value of the  underlying instrument less the margin deposit.

                   Liquidity.  The Portfolio  may elect to close some or all of its futures  positions at any time prior to their  expiration.  The  Portfolio  would do so to reduce  exposure  represented  by long  futures  positions  or  increase exposure  represented  by short futures  positions.  The Portfolio  may close its  positions by taking  opposite  positions which would operate to terminate the  Portfolio's  position in the futures  contracts.  Final  determinations  of variation margin  would  then be made,  additional  cash  would be  required  to be paid by or  released  to the  Portfolio,  and the
Portfolio would realize a loss or a gain.

          Futures  contracts  may be closed out only on the exchange or board of trade where the contracts  were  initially traded.  Although the Portfolio  intends to purchase or sell futures  contracts  only on exchanges or boards of trade where there  appears to be an active  market,  there is no assurance  that a liquid  market on an exchange or board of trade will exist for any  particular  contract at any  particular  time.  In such  event,  it might not be possible to close a futures contract,  and in the event of adverse  price  movements,  the Portfolio  would  continue to be required to make daily cash payments of variation margin.  However, in the event futures contracts have been used to hedge the underlying  instruments, the Portfolio would continue to hold the underlying  instruments  subject to the hedge until the futures contracts could be terminated.  In such  circumstances,  an increase in the price of the underlying  instruments,  if any, might  partially or completely  offset losses on the futures  contract.  However,  as described below,  there is no guarantee that the price of the underlying  instruments  will, in fact,  correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

                   Hedging Risk. A decision of whether,  when,  and how to hedge  involves  skill and judgment,  and even a well-conceived  hedge may be unsuccessful  to some degree because of unexpected  market  behavior,  market or interest rate trends.  There are several risks in  connection  with the use by the  Portfolio of futures  contracts as a hedging  device.
One risk  arises  because of the  imperfect  correlation  between  movements  in the prices of the  futures  contracts  and movements  in the prices of the  underlying  instruments  which are the subject of the hedge.  Sub-advisor  will,  however, attempt to reduce this risk by entering into futures  contracts whose movements,  in its judgment,  will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful  use of futures  contracts by the  Portfolio for hedging  purposes is also subject to a  Sub-advisor's ability to correctly  predict  movements in the direction of the market.  It is possible that,  when the Portfolio has sold futures to hedge its portfolio  against a decline in the market,  the index,  indices,  or underlying  instruments on which the futures are written might advance and the value of the underlying  instruments held in the Portfolio's  portfolio might decline.  If this were to occur,  the  Portfolio  would lose money on the  futures and also would  experience  a decline in value in its underlying  instruments.  However,  while this might occur to a certain  degree,  Sub-advisor may believe that over time the value of the  Portfolio's  portfolio  will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying  instruments  sought to be hedged.  It is also possible that if the Portfolio  were to hedge against the  possibility  of a decline in the market  (adversely  affecting the  underlying instruments  held in its portfolio) and prices instead  increased,  the Portfolio  would lose part or all of the benefit of increased  value of those  underlying  instruments  that it has  hedged,  because  it would have  offsetting  losses in its futures  positions.  In addition,  in such  situations,  if the  Portfolio  had  insufficient  cash,  it might have to sell underlying  instruments to meet daily variation margin  requirements.  Such sales of underlying  instruments  might be, but would not  necessarily be, at increased  prices (which would reflect the rising  market).  The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility  that there might be an imperfect  correlation,  or no correlation at all, between price  movements in the futures  contracts and the portion of the portfolio  being hedged,  the price  movements of futures contracts  might not  correlate  perfectly  with price  movements  in the  underlying  instruments  due to  certain  market distortions.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors might close futures  contracts through  offsetting transactions which could distort the normal relationship  between the underlying  instruments and futures markets.  Second, the margin requirements in the futures market are less onerous than margin  requirements in the securities markets,  and as a result the futures market might attract more  speculators  than the securities  markets do.  Increased  participation  by speculators  in the  futures  market  might  also  cause  temporary  price  distortions.  Due to the  possibility  of price distortion in the futures market and also because of the imperfect  correlation  between price  movements in the underlying instruments  and  movements  in the prices of futures  contracts,  even a correct  forecast  of  general  market  trends by
Sub-advisor might not result in a successful hedging transaction over a very short time period.

         Certain Risks of Options on Futures  Contracts.  The Portfolio may seek to close out an option position by writing or buying an offsetting option covering the same index,  underlying  instruments,  or contract and having the same exercise price and  expiration  date.  The ability to  establish  and close out  positions  on such  options  will be subject to the maintenance of a liquid  secondary  market.  Reasons for the absence of a liquid  secondary  market on an exchange  include the following:  (i) there may be insufficient  trading interest in certain options;  (ii) restrictions may be imposed by an exchange on opening  transactions or closing  transactions or both; (iii) trading halts,  suspensions or other restrictions may be imposed  with  respect to  particular  classes or series of options,  or  underlying  instruments;  (iv)  unusual or unforeseen  circumstances may interrupt normal  operations on an exchange;  (v) the facilities of an exchange or a clearing corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges  could,  for economic  or other  reasons,  decide or be  compelled  at some  future  date to  discontinue  the  trading of options (or a particular  class or series of options),  in which event the  secondary  market on that exchange (or in the class or series of  options)  would  cease to exist,  although  outstanding  options  on the  exchange  that had been  issued by a clearing corporation  as a result of trades on that  exchange  would  continue to be  exercisable  in  accordance  with their terms.
There is no  assurance  that higher than  anticipated  trading  activity or other  unforeseen  events  might not, at times, render certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

Foreign Futures and Options:

         Participation  in foreign futures and foreign options  transactions  involves the execution and clearing of trades on or  subject  to the rules of a foreign  board of trade.  Neither  the  National  Futures  Association  nor any  domestic exchange  regulates  activities  of any  foreign  boards of trade,  including  the  execution,  delivery  and  clearing  of transactions,  or has the power to compel  enforcement of the rules of a foreign board of trade or any  applicable  foreign law.  This is true even if the  exchange is  formally  linked to a domestic  market so that a position  taken on the market may be liquidated  by a transaction  on another  market.  Moreover,  such laws or  regulations  will vary  depending on the foreign  country in which the foreign  futures or foreign  options  transaction  occurs.  For these reasons,  customers who trade foreign futures or foreign options  contracts may not be afforded certain of the protective  measures provided by the
Commodity  Exchange  Act,  the CFTC's  regulations  and the rules of the  National  Futures  Association  and any  domestic exchange,  including the right to use reparations  proceedings before the Commission and arbitration  proceedings  provided by the National Futures  Association or any domestic  futures  exchange.  In particular,  funds received from customers for foreign futures or foreign options  transactions  may not be provided the same  protections as funds received in respect of transactions  on United  States  futures  exchanges.  In  addition,  the price of any  foreign  futures or foreign  options contract  and,  therefore,  the potential  profit and loss thereon may be affected by any variance in the foreign  exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward  Foreign  Currency  Exchange  Contracts.  A  forward  foreign  currency  exchange  contract  involves  an obligation  to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are principally traded in the interbank market conducted  directly  between  currency traders (usually large,  commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no  commissions  are charged at any stage for trades.

          Depending on the  applicable  investment  policies and  restrictions  applicable to a Portfolio,  a Portfolio may generally enter into forward foreign currency exchange  contracts under two  circumstances.  First, when a Portfolio enters into a contract for the purchase or sale of a security  denominated in or exposed to a foreign  currency,  it may desire to
"lock in" the U.S.  dollar price of the  security.  By entering  into a forward  contract  for the purchase or sale,  for a fixed  amount of  dollars,  of the amount of  foreign  currency  involved  in the  underlying  security  transactions,  the
Portfolio  may be able to protect  itself  against a possible loss  resulting  from an adverse  change in the  relationship between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

          Second,  when a  Sub-advisor  believes  that the currency of a particular  foreign  country may suffer or enjoy a substantial  movement against another currency,  including the U.S. dollar, it may enter into a forward contract to sell or buy the  amount of the  former  foreign  currency,  approximating  the value of some or all of the  Portfolio's  securities denominated  in or exposed to such foreign  currency.  Alternatively,  where  appropriate,  the  Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of currencies or a proxy currency where such currencies or  currency  act as an  effective  proxy for other  currencies.  In such a case,  the  Portfolio  may enter into a forward contract  where the amount of the  foreign  currency  to be sold  exceeds  the value of the  securities  denominated  in or exposed to such  currency.  The use of this basket hedging  technique may be more  efficient and  economical  than entering into separate  forward  contracts for each currency held in the  Portfolio.  The precise  matching of the forward  contract amounts and the value of the securities  involved will not generally be possible since the future value of such  securities in foreign  currencies will change as a consequence of market movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The projection of short-term  currency  market  movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

          As  indicated  above,  it is  impossible  to forecast  with  absolute  precision  the market  value of  portfolio securities  at the  expiration  of the forward  contract.  Accordingly,  it may be  necessary  for a Portfolio  to purchase additional  foreign  currency  on the spot  market  (and bear the  expense of such  purchase)  if the  market  value of the security is less than the amount of foreign  currency  the  Portfolio  is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency.  Conversely,  it may be necessary to sell on the spot market some of the foreign  currency  received upon the sale of the  portfolio  security if its market value exceeds the amount of foreign  currency the Portfolio is obligated to deliver.  However,  as noted, in order to avoid excessive  transactions and transaction  costs,  the Portfolio may use liquid,  high-grade debt securities,  denominated in any currency,  to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

          If the Portfolio  retains the portfolio  security and engages in an offsetting  transaction,  the Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward  contract  prices.  If the Portfolio  engages in an offsetting  transaction,  it may  subsequently  enter into a new forward  contract to sell the foreign  currency.  Should  forward  prices  decline  during the period  between the  Portfolio's  entering  into a forward contract  for the sale of a foreign  currency  and the date it enters into an  offsetting  contract for the purchase of the foreign  currency,  the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         Foreign Currency Contracts.  A currency futures contract sale creates an obligation by a Portfolio,  as seller, to deliver  the amount of currency  called for in the  contract at a  specified  future time for a special  price.  A currency futures  contract  purchase creates an obligation by a Portfolio,  as purchaser,  to take delivery of an amount of currency at a specified  future time at a specified  price.  Unlike forward foreign currency  exchange  contracts,  currency futures contracts and options on currency  futures  contracts are  standardized  as to amount and delivery period and are traded on boards of trade and commodities  exchanges.  Although the terms of currency  futures  contracts  specify actual delivery or receipt,  in most  instances  the  contracts  are closed out before the  settlement  date  without  the making or taking of delivery of the currency.  Closing out of a currency futures  contract is effected by entering into an offsetting  purchase or sale  transaction.  Unlike a currency  futures  contract,  which  requires the parties to buy and sell currency on a set date, an option on a currency  futures  contract  entitles its holder to decide on or before a future date whether to enter into such a contract.  If the holder  decides not to enter into the  contract,  the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate  payments.  The exchange  commitments can involve  payments to be made in the same  currency or in different  currencies.  The  purchase of an interest  rate cap entitles the purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a  contractually  based  principal  amount from the party  selling the interest rate cap. The purchase of an interest rate floor  entitles the  purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal  amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid instruments combine the elements of futures contracts or options with those of debt,  preferred equity or a depositary  instrument.  The risks of investing in hybrid instruments  reflect a combination of the risks from investing in securities,  futures and  currencies,  including  volatility and lack of liquidity.  Reference is made to the discussion of futures and forward  contracts  in this  Statement  for a  discussion  of these  risks.  Further,  the prices of the hybrid instrument  and the  related  commodity  or  currency  may not  move in the same  direction  or at the  same  time.  Hybrid instruments  may bear  interest  or pay  preferred  dividends  at below  market  (or even  relatively  nominal)  rates.  In addition,  because the  purchase  and sale of hybrid  instruments  could take place in an  over-the-counter  market or in a private  transaction  between the Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra party to the transaction  would be a risk factor which the Portfolio would have to consider.  Hybrid  instruments  also may not be subject to regulation of the CFTC, which generally  regulates the trading of commodity futures by U.S. persons,  the
SEC,  which  regulates  the offer and sale of  securities  by and to U.S.  persons,  or any other  governmental  regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities  pay no cash income and are sold at  substantial  discounts  from their value at maturity.
When held to maturity,  their entire  income,  which consists of accretion of discount,  comes from the difference  between the issue price and their value at  maturity.  Zero-coupon  securities  are subject to greater  market  value  fluctuations from changing  interest rates than debt obligations of comparable  maturities which make current  distributions of interest
(cash).  Zero-coupon  securities which are convertible into common stock offer the opportunity for capital  appreciation as increases  (or  decreases)  in market value of such  securities  closely  follows the  movements in the market value of the underlying  common  stock.  Zero-coupon  convertible  securities  generally  are  expected  to be less  volatile  than  the underlying  common  stocks,  as they  usually are issued with  maturities  of 15 years or less and are issued with  options and/or redemption  features  exercisable by the holder of the obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities include securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying  principal  ("coupons") which have been separated by their holder,  typically a custodian bank or investment  brokerage  firm. A holder will separate the interest  coupons from the  underlying  principal  (the  "corpus") of the U.S.  Treasury  security.  A number of  securities  firms and banks have stripped the interest  coupons and receipts and then resold them in custodial  receipt  programs with a number of different names,  including  "Treasury  Income Growth  Receipts"  (TIGRSTM) and  Certificate of Accrual on Treasuries  (CATSTM).  The
underlying  U.S.  Treasury bonds and notes  themselves are held in book-entry  form at the Federal  Reserve Bank or, in the case of bearer securities (i.e.,  unregistered  securities which are owned ostensibly by the bearer or holder thereof),  in trust on behalf of the owners thereof.  Counsel to the  underwriters of these  certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities  purposes,  in their opinion purchasers of such  certificates,  such as the  Portfolio,  most  likely  will be deemed the  beneficial  holder of the  underlying  U.S.
Government securities.

         The U.S. Treasury has facilitated  transfers of ownership of zero-coupon  securities by accounting  separately for the beneficial  ownership of particular  interest  coupon and corpus  payments on Treasury  securities  through the Federal
Reserve  book-entry record keeping system.  The Federal Reserve program as established by the Treasury  Department is known as "STRIPS" or "Separate  Trading of  Registered  Interest and  Principal of  Securities."  Under the STRIPS  program,  the
Portfolio  will be able to have its  beneficial  ownership of zero-coupon  securities  recorded  directly in the book-entry record-keeping  system in lieu of having to hold  certificates  or other  evidences  of ownership  of the  underlying  U.S.
Treasury securities.

         When U.S.  Treasury  obligations  have been  stripped  of their  unmatured  interest  coupons by the  holder,  the principal  or  corpus is sold at a deep  discount  because  the buyer  receives  only the right to  receive a future  fixed payment  on the  security  and does not  receive  any  rights to  periodic  interest  (cash)  payments.  Once  stripped  or separated,  the corpus and coupons may be sold  separately.  Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in such form.  Purchasers of stripped  obligations  acquire,  in effect,  discount  obligations  that are  economically  identical to the  zero-coupon  securities  that the Treasury  sells itself.

When-Issued Securities:

         The price of when-issued  securities,  which may be expressed in yield terms,  is fixed at the time the commitment to purchase is made, but delivery and payment for the  when-issued  securities  take place at a later date.  Normally,  the settlement date occurs within 90 days of the purchase.  During the period between  purchase and  settlement,  no payment is made by a Portfolio to the issuer and no interest  accrues to the  Portfolio.  Forward  commitments  involve a risk of loss if the value of the security to be purchased  declines prior to the settlement  date, which risk is in addition to the risk of decline in value of a  Portfolio's  other  assets.  While  when-issued  securities  may be sold prior to the  settlement date, the  Portfolios  generally will purchase such  securities  with the purpose of actually  acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio  owns a  mortgage-backed  security,  principal and interest  payments made on the mortgages in an underlying  mortgage  pool  are  passed  through  to the  Portfolio.  Unscheduled  prepayments  of  principal  shorten  the securities'  weighted  average life and may lower their total return.  (When a mortgage in the underlying  mortgage pool is prepaid,  an  unscheduled  principal  prepayment  is passed  through to the  Portfolio.  This  principal is returned to the
Portfolio  at par. As a result,  if a mortgage  security  were  trading at a premium,  its total return would be lowered by prepayments,  and  if a  mortgage  securities  were  trading  at a  discount,  its  total  return  would  be  increased  by prepayments.)  The value of these  securities  also may  change  because  of  changes  in the  market's  perception  of the creditworthiness  of the federal  agency that issued them. In addition,  the mortgage  securities  market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities  directly or  indirectly  represent a  participation  interest  in, or are secured by and payable  from,  a stream of payments  generated  by  particular  assets such as motor  vehicle or credit card  receivables.
Payments of principal  and interest may be  guaranteed  up to certain  amounts and for a certain time period by a letter of credit issued by a financial  institution  unaffiliated with the entities issuing the securities.  Asset-backed  securities may be classified as pass-through certificates or collateralized obligations.

         Pass-through  certificates are asset-backed  securities which represent an undivided fractional ownership interest in an  underlying  pool of assets.  Pass-through  certificates  usually  provide for  payments of  principal  and  interest received to be passed  through to their  holders,  usually  after  deduction  for certain  costs and  expenses  incurred in administering the pool.  Because  pass-through  certificates  represent an ownership interest in the underlying assets, the holders  thereof bear directly the risk of any defaults by the obligors on the underlying  assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed  securities issued in the form of debt instruments,  also known as  collateralized  obligations,  are generally  issued as the debt of a special  purpose  entity  organized  solely for the  purpose of owning  such  assets and issuing such debt.  Such assets are most often trade,  credit card or automobile  receivables.  The assets  collateralizing such  asset-backed  securities are pledged to a trustee or custodian for the benefit of the holders  thereof.  Such issuers generally hold no assets other than those  underlying the  asset-backed  securities and any credit support  provided.  As a result,  although payments on such asset-backed  securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit  Support"),  the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of Allocating Cash Flows.  While many asset-backed  securities are issued with only one class of security, many  asset-backed  securities  are  issued in more than one class,  each with  different  payment  terms.  Multiple  class asset-backed  securities  are issued for two main  reasons.  First,  multiple  classes may be used as a method of providing credit  support.  This is  accomplished  typically  through  creation of one or more classes whose right to payments on the asset-backed  security is made  subordinate to the right to such payments of the remaining class or classes.  See "Types of
Credit  Support."  Second,  multiple  classes may permit the issuance of securities  with payment terms,  interest rates or other  characteristics  differing both from those of each other and from those of the underlying  assets.  Examples include so-called  "strips"  (asset-backed  securities  entitling  the holder to  disproportionate  interests  with  respect to the allocation of interest and principal of the assets  backing the security),  and  securities  with a class or classes having characteristics  which mimic the  characteristics of  non-asset-backed  securities,  such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future.  The Portfolio may invest in such  asset-backed  securities if such investment is otherwise  consistent  with its investment  objectives and policies and with the investment  restrictions  of the Portfolio.

         Types  of  Credit  Support.  Asset-backed  securities  are  often  backed  by a pool of  assets  representing  the obligations  of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payments,  such securities may contain  elements of credit support.  Such credit support falls into two classes:  liquidity protection and protection  against ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances,  generally by the entity  administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion.  Protection  against  ultimate default ensures ultimate payment of the obligations  on at least a  portion  of the  assets  in the pool.  Such  protection  may be  provided  through  guarantees, insurance  policies or letters of credit obtained from third parties,  through various means of structuring the transaction or through a combination of such  approaches.  Examples of  asset-backed  securities with credit support arising out of the structure of the  transaction  include  "senior-subordinated  securities"  (multiple  class  asset-backed  securities  with certain classes  subordinate to other classes as to the payment of principal thereon,  with the result that defaults on the underlying  assets  are borne  first by the  holders  of the  subordinated  class) and  asset-backed  securities  that have
"reserve  portfolios"  (where  cash or  investments,  sometimes  funded  from a  portion  of the  initial  payments  on the underlying  assets,  are held in  reserve  against  future  losses)  or that have been  "over  collateralized"  (where  the scheduled  payments on, or the  principal  amount of, the  underlying  assets  substantially  exceeds that required to make payment of the  asset-backed  securities  and pay any servicing or other fees).  The degree of credit  support  provided on each  issue is based  generally  on  historical  information  respecting  the level of  credit  risk  associated  with such payments.  Delinquency  or loss in excess of that  anticipated  could  adversely  affect the return on an  investment in an asset-backed  security.  Additionally,  if the letter of credit is exhausted,  holders of asset-backed  securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from  motor  vehicle installment  sales contracts or installment loans secured by motor vehicles  ("Automobile  Receivable  Securities").  Since installment  sales contracts for motor vehicles or installment  loans related thereto  ("Automobile  Contracts")  typically have shorter  durations and lower  incidences of  prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter average life and are less susceptible to prepayment risk.

         Most entities that issue  Automobile  Receivable  Securities  create an enforceable  interest in their  respective
Automobile  Contracts only by filing a financing  statement and by having the servicer of the Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof.  In such  circumstances,  if the servicer of the Automobile  Contracts were to sell the same  Automobile  Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could  acquire an interest in the  Automobile  Contracts  superior to that of the holders of Automobile  Receivable  Securities.  Also although most Automobile  Contracts  grant a security  interest in the motor vehicle being financed,  in most states the security  interest in a motor vehicle must be noted on the certificate of title to create an enforceable  security  interest against  competing  claims of other parties.  Due to the large number of vehicles  involved,  however,  the  certificate of title to each vehicle  financed,  pursuant to the  Automobile  Contracts underlying the Automobile  Receivable  Security,  usually is not amended to reflect the assignment of the seller's security interest  for the benefit of the holders of the  Automobile  Receivable  Securities.  Therefore,  there is the  possibility that recoveries on repossessed  collateral may not, in some cases, be available to support  payments on the securities.  In addition,  various state and federal  securities  laws give the motor vehicle owner the right to assert  against the holder of the owner's  Automobile  Contract  certain  defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

         Credit Card Receivable  Securities.  Asset-backed  securities may be backed by receivables  from revolving  credit card agreements  ("Credit Card Receivable  Securities").  Credit balances on revolving credit card agreements  ("Accounts")
are generally paid down more rapidly than are Automobile  Contracts.  Most of the Credit Card Receivable  Securities issued publicly  to date have been  Pass-Through  Certificates.  In order to  lengthen  the  maturity  of Credit  Card  Receivable
Securities,  most such  securities  provide for a fixed  period  during  which only  interest  payments  on the  underlying
Accounts are passed through to the security  holder and principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting the related Credit Card Receivable  Securities of additional credit card charges made on an Account.  The initial  fixed  period  usually may be shortened  upon the  occurrence  of specified  events which signal a potential  deterioration  in the quality of the assets  backing the security,  such as the  imposition of a cap on interest  rates.  The  ability of the  issuer to extend  the life of an issue of Credit  Card  Receivable  Securities  thus depends upon the  continued  generation of  additional  principal  amounts in the  underlying  accounts  during the initial period and the  non-occurrence  of specified  events.  An  acceleration  in  cardholders'  payment rates or any other event which  shortens the period  during which  additional  credit card charges on an Account may be  transferred  to the pool of assets  supporting the related  Credit Card  Receivable  Security could shorten the weighted  average life and yield of the
Credit Card Receivable Security.

         Credit card holders are entitled to the protection of a number of state and federal  consumer credit laws, many of which give such holder the right to set off certain  amounts  against  balances owed on the credit card,  thereby  reducing amounts paid on Accounts.  In addition,  unlike most other asset-backed  securities,  Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments  in warrants is  speculative  in that warrants have no voting  rights,  pay no dividends,  and have no rights with respect to the assets of the  corporation  issuing  them.  Warrants  basically  are options to purchase  equity securities at a specific price valid for a specific period of time.  They do not represent  ownership of the securities but only the right to buy them.  Warrants  differ from call  options in that  warrants are issued by the issuer of the security which may be  purchased  on their  exercise,  whereas  call  options  may be  written  or issued by  anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment in securities  denominated in foreign  currencies  involves  certain risks. A change in the value of any such currency  against the U.S. dollar will result in a corresponding  change in the U.S. dollar value of a  Portfolio's  assets  denominated  in that  currency.  Such  changes  will  also  affect a  Portfolio's  income.
Generally,  when a given  currency  appreciates  against  the  dollar  (the  dollar  weakens)  the  value of a  Portfolio's securities  denominated  in that  currency  will rise.  When a given  currency  depreciates  against the dollar (the dollar strengthens), the value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment  and  Repatriation  Restrictions.  Foreign  investment in the  securities  markets of certain  foreign countries is restricted or controlled in varying  degrees.  These  restrictions  may at times limit or preclude  investment in certain of such countries and may increase the cost and expenses of a Portfolio.  Investments  by foreign  investors are subject  to a  variety  of  restrictions  in many  developing  countries.  These  restrictions  may  take the form of prior governmental  approval,  limits  on the  amount  or type of  securities  held by  foreigners,  and  limits  on the types of companies in which  foreigners  may invest.  Additional  or different  restrictions  may be imposed at any time by these or other countries in which a Portfolio  invests.  In addition,  the  repatriation of both investment  income and capital from several  foreign  countries is restricted and controlled  under certain  regulations,  including in some cases the need for certain government consents.

          Market  Characteristics.  Foreign securities may be purchased in  over-the-counter  markets or on stock exchanges located in the countries in which the respective  principal  offices of the issuers of the various  securities are located, if that is the best  available  market.  Foreign  stock  markets are generally not as developed or efficient as, and may be more volatile  than,  those in the United  States.  While growing in volume,  they usually have  substantially  less volume than U.S.  markets and a Portfolio's  securities  may be less liquid and more volatile than  securities of comparable  U.S.
companies.  Equity  securities  may trade at  price/earnings  multiples  higher than  comparable  U.S.  securities and such levels may not be  sustainable.  Fixed  commissions  on foreign  stock  exchanges  are  generally  higher  than  negotiated commissions  on U.S.  exchanges,  although a  Portfolio  will  endeavor to achieve  the most  favorable  net results on its portfolio  transactions.  There is generally  less  government  supervision  and  regulation  of foreign  stock  exchanges, brokers and listed  companies  than in the United  States.  Moreover,  settlement  practices  for  transactions  in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.

          Political  and Economic  Factors.  Individual  foreign  economies of certain  countries  may differ  favorably or unfavorably  from the United  States'  economy in such  respects as growth of gross  national  product,  rate of inflation, capital  reinvestment,  resource  self-sufficiency  and  balance of payments  position.  The  internal  politics of certain foreign countries are not as stable as in the United States.

          Governments in certain  foreign  countries  continue to participate to a significant  degree,  through  ownership interest or regulation,  in their respective  economies.  Action by these  governments  could have a significant  effect on market prices of securities and payment of dividends.  The economies of many foreign  countries are heavily  dependent upon international  trade and are  accordingly  affected by protective  trade barriers and economic  conditions of their trading partners.  The enactment by these trading  partners of protectionist  trade  legislation  could have a significant  adverse effect upon the securities markets of such countries.

          Information and  Supervision.  There is generally less publicly  available  information  about foreign  companies comparable to reports and ratings that are  published  about  companies in the United  States.  Foreign  companies are also generally  not subject to uniform  accounting,  auditing and financial  reporting  standards,  practices  and  requirements comparable to those applicable to U.S. companies.

          Taxes.  The  dividends  and interest  payable on certain of a Portfolio's  foreign  securities  may be subject to foreign  withholding  taxes,  thus  reducing  the net  amount of  income  available  for  distribution  to the  Portfolio's shareholders.  A  shareholder  otherwise  subject to U.S.  federal  income taxes may,  subject to certain  limitations,  be entitled to claim a credit or deduction for U.S.  federal  income tax purposes for his or her  proportionate  share of such foreign taxes paid by the Portfolio.

          Costs.  Investors  should  understand  that the expense  ratio of the Portfolio can be expected to be higher than investment  companies  investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other.  With  respect to certain  foreign  countries,  especially  developing  and  emerging  ones,  there is the possibility of adverse changes in investment or exchange  control  regulations,  expropriation  or  confiscatory  taxation, limitations  on the removal of funds or other assets of the  Portfolio,  political  or social  instability,  or  diplomatic developments which could affect investments by U.S. persons in those countries.

          Eastern  Europe.   Changes  occurring  in  Eastern  Europe  and  Russia  today  could  have  long-term  potential consequences.  As restrictions fall, this could result in rising standards of living,  lower manufacturing  costs,  growing consumer spending,  and substantial economic growth.  However,  investment in the countries of Eastern Europe and Russia is highly  speculative  at this time.  Political and economic  reforms are too recent to establish a definite  trend away from centrally-planned  economies and state owned  industries.  In many of the countries of Eastern Europe and Russia,  there is no stock exchange or formal market for securities.  Such countries may also have government  exchange controls,  currencies with no  recognizable  market value  relative to the  established  currencies  of western  market  economies,  little or no experience in trading in securities,  no financial reporting standards,  a lack of a banking and securities  infrastructure to handle such trading,  and a legal  tradition which does not recognize  rights in private  property.  In addition,  these countries may have national  policies which restrict  investments in companies deemed  sensitive to the country's  national interest.  Further,  the governments in such countries may require  governmental or  quasi-governmental  authorities to act as custodian of the  Portfolio's  assets  invested in such  countries  and these  authorities  may not qualify as a foreign custodian  under the 1940 Act and exemptive  relief from such Act may be required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America.  The political  history of certain Latin American  countries has been  characterized  by political uncertainty,  intervention by the military in civilian and economic spheres, and political  corruption.  Such developments, if they were to reoccur,  could reverse  favorable trends toward market and economic reform,  privatization  and removal of trade  barriers and result in  significant  disruption in  securities  markets.  Persistent  levels of inflation or in some cases,  hyperinflation,  have led to high interest rates,  extreme measures by governments to keep inflation in check and a generally  debilitating  effect on  economic  growth.  Although  inflation  in many  countries  has  lessened,  there is no guarantee it will remain at lower  levels.  In addition,  a number of Latin  American  countries are also among the largest debtors of developing  countries.  There have been  moratoria on, and  reschedulings  of,  repayment  with respect to these debts.  Such events can restrict the  flexibility  of these debtor nations in the  international  markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American  countries may have managed  currencies  which are maintained at artificial  levels to the
U.S. dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments in the currency  which,  in turn, can have a disruptive and negative  effect on foreign  investors.  Certain Latin American countries  also may restrict the free  conversion of their  currency into foreign  currencies,  including the U.S.  dollar.
There is no significant  foreign  exchange market for certain  currencies and it would,  as a result,  be difficult for the
Portfolio  to engage in foreign  currency  transactions  designed  to protect  the value of the  Portfolio's  interests  in securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to limitations  discussed in the Trust's  Prospectus under "Certain Risk Factors and Investment  Methods,"
the  Portfolios  generally  may  invest  in  illiquid  securities.   Illiquid  securities  include  securities  subject  to
contractual  or legal  restrictions  on resale (e.g.,  because they have not been  registered  under the  Securities Act of
1933, as amended (the "Securities  Act")) and securities that are otherwise not readily  marketable (e.g.,  because trading in the  security is suspended  or because  market  makers do not exist or will not  entertain  bids or offers).  Securities that have not been registered under the Securities Act are referred to as private  placements or restricted  securities and are purchased  directly from the issuer or in the secondary  market.  Foreign  securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted and other illiquid  securities may be subject to the potential for delays on resale and  uncertainty in valuation.  A  Portfolio  might be unable to dispose of illiquid  securities  promptly  or at  reasonable  prices and might thereby  experience  difficulty in satisfying  redemption  requests from  shareholders.  A Portfolio might have to register restricted  securities in order to dispose of them,  resulting in additional  expense and delay.  Adverse market conditions could impede such a public offering of securities.

         A large  institutional  market exists for certain  securities  that are not registered  under the Securities  Act, including  foreign  securities.  The fact that there are contractual or legal  restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities  Act allows such a broader  institutional  trading market for securities  otherwise subject to  restrictions  on resale to the general  public.  Rule 144A  establishes a "safe  harbor" from the  registration requirements  of the  Securities Act for resales of certain  securities to qualified  institutional  buyers.  Rule 144A has produced  enhanced  liquidity for many  restricted  securities,  and market  liquidity for such  securities may continue to expand as a result of this regulation and the consequent  existence of the PORTAL system,  which is an automated system for the  trading,  clearance  and  settlement  of  unregistered  securities  of domestic and foreign  issuers  sponsored by the
National Association of Securities Dealers, Inc.

         Under  guidelines  adopted by the  Trust's  Board of  Trustees,  a  Portfolio's  Sub-Advisor  may  determine  that particular  Rule 144A  securities,  and  commercial  paper  issued in  reliance  on the private  placement  exemption  from registration  afforded  by  Section  4(2) of the  Securities  Act,  are  liquid  even  though  they are not  registered.  A determination  of whether  such a security  is liquid or not is a  question  of fact.  In making  this  determination,  the
Sub-Advisor will consider,  as it deems appropriate  under the circumstances and among other factors:  (1) the frequency of trades and quotes for the security;  (2) the number of dealers willing to purchase or sell the security;  (3) the number of other potential  purchasers of the security;  (4) dealer  undertakings to make a market in the security;  (5) the nature of the security (e.g., debt or equity,  date of maturity,  terms of dividend or interest  payments,  and other material terms)
and the nature of the  marketplace  trades  (e.g.,  the time needed to dispose of the  security,  the method of  soliciting offers,  and the  mechanics of transfer);  and (6) the rating of the security and the financial  condition and prospects of the issuer.  In the case of commercial  paper,  the  Sub-advisor  will also determine that the paper (1) is not traded flat or in default as to principal and interest,  and (2) is rated in one of the two highest  rating  categories by at least two
Nationally  Recognized  Statistical  Rating  Organizations  ("NRSROs")  or, if only one NRSRO rates the  security,  by that
NRSRO, or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities  and Section 4(2)  commercial  paper that have been deemed  liquid as  described  above will continue to be monitored  by the  Sub-advisor  to  determine  if the security is no longer  liquid as the result of changed conditions.  Investing in Rule 144A  securities or Section 4(2)  commercial  paper could have the effect of increasing  the amount of a  Portfolio's  assets  invested in illiquid  securities if  institutional  buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus  under "Certain Risk Factors and  Investment  Methods,"  certain of the Portfolios may enter into  repurchase  agreements.  In a repurchase  agreement,  an investor (such as the Portfolio)  purchases a security
(known  as the  "underlying  security")  from a  securities  dealer  or  bank.  Any  such  dealer  or bank  must be  deemed creditworthy  by the  Sub-advisor.  At that  time,  the bank or  securities  dealer  agrees to  repurchase  the  underlying security  at a mutually  agreed  upon price on a  designated  future  date.  The  repurchase  price may be higher  than the purchase price, the difference being income to the Portfolio,  or the purchase and repurchase  prices may be the same, with interest  at an agreed  upon  rate due to the  Portfolio  on  repurchase.  In  either  case,  the  income to the  Portfolio generally  will be  unrelated to the interest  rate on the  underlying  securities.  Repurchase  agreements  must be "fully collateralized,"  in that the market value of the underlying  securities  (including accrued interest) must at all times be equal to or greater than the repurchase price.  Therefore,  a repurchase  agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week,  and will  generally be used by a Portfolio to invest  excess cash or as part of a temporary  defensive  strategy.  Repurchase  agreements  that do not provide for payment  within seven days will be treated as illiquid  securities.  In the event of a bankruptcy  or other default by the seller of a repurchase  agreement,  the Portfolio could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible  decline in the value of the  underlying  security while the Portfolio is seeking to enforce its rights under the  repurchase  agreement;  (b) possible  reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Investment Company Securities:

         Each Portfolio may purchase securities of other investment  companies to the extent consistent with its investment objective  and  policies  and  subject  to  the  limitations  of the  1940  Act.  A  Portfolio  will  indirectly  bear  its proportionate share of any management fees and other expenses paid by such other investment companies.

         For example,  a Portfolio may invest in a variety of investment  companies which seek to track the composition and performance of specific indices or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities  representing  their specific index.  Accordingly,  the main risk of investing in index-based investments  is the same as  investing in a portfolio  of equity  securities  comprising  the index.  The market  prices of index-based  investments will fluctuate in accordance with both changes in the market value of their  underlying  portfolio securities  and due to supply and demand for the  instruments  on the  exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values).  Index-based  investments  may not replicate  exactly the  performance of their  specified  index because of  transaction  costs and because of the temporary  unavailability  of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs, an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500 Composite Stock
Price  Index.  They are issued by the SPDR  Trust,  a unit  investment  trust that holds  shares of  substantially  all the companies  in the S&P 500 in  substantially  the same  weighting  and seeks to  closely  track the  price  performance  and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust,  a unit  investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the
S&P MidCap 400 Index in  substantially  the same  weighting and seeks to closely track the price  performance  and dividend yield of the Index.

         Select  Sector  SPDRs(R):  Select  Sector SPDRs are based on a  particular  sector or group of  industries  that are represented by a specified  Select Sector Index within the Standard & Poor's  Composite Stock Price Index.  They are issued by The Select  Sector SPDR  Trust,  an open-end  management  investment  company  with nine  portfolios  that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are based on the Dow  Jones  Industrial  Average(SM).  They are  issued  by the  DIAMONDS
Trust,  a unit  investment  trust that holds a portfolio of all the  component  common  stocks of the Dow Jones  Industrial
Average and seeks to closely track the price performance and dividend yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares  are based on the Nasdaq  100  Index.  They are  issued by the  Nasdaq-100
Trust, a unit investment trust that holds a portfolio  consisting of substantially all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100  Index and seeks to closely track the price  performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark Shares," are based on 17  country-specific  Morgan Stanley
Capital  International  Indexes.  They are issued by the WEBs Index Fund, Inc., an open-end  management  investment company that seeks to generally  correspond to the price and yield  performance of a specific Morgan Stanley Capital  International
Index.

Securities Lending:

         The Trust has made arrangements for certain  Portfolios to lend securities.  While a Portfolio may earn additional income from lending securities,  such activity is incidental to the investment  objective of the Portfolio.  In addition to the  compensation  payable by borrowers under  securities  loans, a Portfolio would also earn income from the investment of cash  collateral for such loans.  Any cash  collateral  received by a Portfolio in connection with such loans normally will be  invested  in  high-quality  money  market  securities.  However,  any  losses  resulting  from the  investment  of cash collateral  would be borne by the lending  Portfolio.  There is no assurance that collateral for loaned  securities will be sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned  securities and not  received by a Portfolio or to pay all expenses  incurred by a Portfolio  in arranging  the loans or in  exercising rights in the collateral in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

         High turnover involves  correspondingly  greater  brokerage  commissions and other  transaction  costs.  Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights" and "Portfolio Turnover."

         The turnover rates for the AST DeAM  International  Equity  Portfolio for the year ended December 31, 2002 and the year ended  December 31, 2003 were 354% and 138%  respectively.  Deutsche Asset  Management,  Inc.  became the  Portfolio's
Sub-advisor on May 1, 2002 and trading  precipitated by this change  resulted in the unusually high portfolio  turnover for the year ended December 31, 2002.

         The turnover rates for the AST DeAM Global Allocation  Portfolio for the year ended December 31, 2002 and the year ended  December  31,  2003  were  160% and 18%  respectively.  Deutsche  Asset  Management,  Inc.  became  the  Portfolio's
Sub-advisor on May 1, 2002 and trading  precipitated by this change  resulted in the unusually high portfolio  turnover for the year ended December 31, 2002.

         The turnover rates for the AST Federated  Aggressive Growth Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 250% and 96%  respectively.  In 2002 when Hans Utsch and Lawrence  Auriana of Federated's
Kaufmann unit were added as portfolio  managers,  the Portfolio was  repositioned,  resulting in higher portfolio  turnover rates for that year.

         The turnover  rates for the AST Goldman Sachs Mid-Cap  Growth  Portfolio for the year ended  December 31, 2002 and the year  ended  December  31,  2003  were  162%  and 59%  respectively.  The  turnover  rates  for the AST  Goldman  Sachs
Concentrated  Growth  Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 109% and 21%
respectively.  The higher  turnover rates in 2002 were from the previous  Sub-advisor.  The rates for 2003 are more in line with the current Sub-advisor's practice.

         The turnover  rates for the AST Sanford  Bernstein  Core Value  Portfolio for the year ended December 31, 2002 and the year  ended  December  31,  2003  were 28% and 90%  respectively.  The  higher  turnover  in 2003 was the  result of in increase in cash flow activity in the Portfolio during the year.

         The turnover  rates for the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio for the year ended December 31, 2002 and the year ended December 31, 2003 were 32% and 100%  respectively.  INVESCO Funds Group,  Inc, the Portfolio's  previous
Sub-advisor did not manage the Portfolio to any target portfolio turnover rates.

         The turnover  rates for the AST T. Rowe Price Global Bond  Portfolio for the year ended  December 31, 2002 and the year ended  December 31, 2003 were 323% and 196%  respectively.  The reason for the high turnover in 2002 was the result of the rapid growth in the size of the Portfolio.

         The policy of the AST Money Market  Portfolio of investing  only in securities  maturing 397 days or less from the date of acquisition  or purchased  pursuant to repurchase  agreements  that provide for repurchase by the seller within 397 days from the date of acquisition will result in a high portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed,  open-end  investment company organized as a Massachusetts  business trust, whose separate
Portfolios are  diversified,  unless otherwise  indicated.  As of the date of this Statement,  thirty-seven  Portfolios are available.  The Trust may offer additional  Portfolios with a range of investment  objectives that Participating  Insurance
Companies  may consider  suitable for variable  annuities and variable  life  insurance  policies or that may be considered suitable  for  Qualified  Plans.  The  Trust's  current  approach  to  achieving  this  goal is to  seek  to have  multiple organizations  unaffiliated  with each other be responsible  for conducting  the  investment  programs for the  Portfolios.
Each such  organization  would be  responsible  for the Portfolio or Portfolios to which such  organization's  expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International Growth Fund, which consisted of only one Portfolio.
The  Investment  Manager  was  Henderson  International,  Inc.  Shareholders  of  what  was,  at the  time,  the  Henderson
International  Growth Fund,  approved certain changes in a meeting held April 17, 1992.  These changes included  engagement of a new Investment  Manager,  engagement of a Sub-advisor  and election of new Trustees.  Subsequent to that meeting,  the new Trustees adopted a number of resolutions,  including,  but not limited to,  resolutions  renaming the Trust. Since that time the Trustees have adopted a number of  resolutions,  including,  but not limited to, making new  Portfolios  available and adopting forms of Investment Management  Agreements and Sub-advisory  Agreements between the Investment Manager and the
Trust and the Investment Manager and each Sub-advisor, respectively.

         American Skandia Life Assurance Corporation,  a Participating Insurance Company, is also a wholly-owned subsidiary of ASI and an indirect  subsidiary  of  Prudential  Financial  ("Prudential").  Certain  officers of the Trust are officers and/or directors of one or more of the following companies:  ASISI, American Skandia Life Assurance  Corporation,  American
Skandia  Marketing,  Incorporated  (the principal  underwriter for various  annuities  deemed to be securities for American
Skandia Life Assurance  Corporation)  and ASI.  Founded in 1875,  Prudential is a publicly held financial  services company primarily  engaged in providing life  insurance,  property and casualty  insurance,  mutual funds,  annuities,  pension and retirement related services and administration,  asset management,  securities brokerage,  banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries.

         ASISI  serves as  co-manager  of the Trust  along with  Prudential  Investments  LLC ("PI")  (each an  "Investment
Manager" and together the "Investment Managers").

         ASISI,  a Connecticut  corporation  organized in 1991, is registered as an investment  adviser with the SEC. Prior to April 7, 1995,  ASISI was known as  American  Skandia  Life  Investment  Management,  Inc. PI is also  registered  as an investment  adviser with the SEC. PI is a wholly-owned  subsidiary of PIFM HoldCo,  Inc., which is wholly-owned  subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential.

         The  Trustees  and  officers of the Trust and their  principal  occupations  are listed  below.  Unless  otherwise indicated, the address of each Trustee and executive officer is One Corporate Drive, Shelton, Connecticut 06484:

                                                   Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------------------
                                          Term of                                          Number of
                              Position    ffice***                                       Portfolios in
                             With Trust  Ond                                                 Fund
---------------------------              aength of                                          Complex            Other Directorships
      Name, Address**                    Lime              Principal Occupations           Overseen                Held by the
          and Age                        T Served           During Past 5 Years           By Trustee               Trustee****
-----------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------------
Saul K. Fenster, Ph.D. (71)     Trustee  Since 2003 President  Emeritus  of New  Jersey      81           Member  (since  2000),  Board
                                                                                                          of     Directors    of    IDT
                                                                                                          Corporation.
                                                    Institute  of   Technology   (since
                                                    2002);      formerly      President
                                                    (1978-2002)     of    New    Jersey
                                                    Institute      of       Technology;
                                                    Commissioner   (1998-2002)  of  the
                                                    Middle      States      Association
                                                    Commission  on  Higher   Education;
                                                    Commissioner   (1985-2002)  of  the
                                                    New  Jersey  Commission  on Science
                                                    and  Technology;   Director  (since
                                                    1998)   Society  of   Manufacturing
                                                    Engineering  Education  Foundation,
                                                    Director     (since     1995)    of
                                                    Prosperity  New Jersey;  formerly a
                                                    director   or  trustee  of  Liberty
                                                    Science   Center,    Research   and
                                                    Development  Council of New Jersey,
                                                    New   Jersey   State   Chamber   of
                                                    Commerce,   and   National   Action
                                                    Council    for     Minorities    in
                                                    Engineering.
Delayne Dedrick Gold (64)       Trustee  Since 2003                                          89           __
                                                    Marketing                Consultant
                                                    (1982-present);   formerly   Senior
                                                    Vice  President  and  Member of the
                                                    Board  of   Directors,   Prudential
                                                    Bache Securities, Inc.
Julian A. Lerner (79)           Trustee  Since 2003  Senior   Vice    President    and       41          --
                               Emeritus              Portfolio  Manager   (1986-1995);
                                                     AIM  Charter  Fund and AIM Summit
                                                     Fund.
W. Scott McDonald, Jr. (67)        Vice  Since 2003 Management     Consultant    (since      78          --
                               Chairman             1997)   at    Kaludis    Consulting
                            and Trustee             Group,    Inc.   (company   serving
                                                    higher    education);     Formerly,
                                                    principal    (1995-1997),     Scott
                                                    McDonald   &   Associates,    Chief
                                                    Operating   Officer    (1991-1995),
                                                    Fairleigh   Dickinson   University,
                                                    Executive  Vice President and Chief
                                                    Operating   Officer    (1975-1991),
                                                    Drew University,  interim President
                                                    (1988-1990),  Drew  University  and
                                                    former Director of School,  College
                                                    and University Underwriters Ltd.

Thomas T. Mooney (62)          Chairman  Since 2003  Chief  Executive   Officer,   the       81         Director (since 1988) of The
                            and Trustee              Rochester    Business   Alliance,                  High Yield Plus Fund, Inc.
                                                     formerly    President    of   the
                                                     Greater  Rochester  Metro Chamber
                                                     of   Commerce,   Rochester   City
                                                     Manager;  formerly  Deputy Monroe
                                                     County  Executive;   Director  of
                                                     Blue  Cross  of   Rochester   and
                                                     Executive    Service   Corps   of
                                                     Rochester;    Director   of   the
                                                     Rochester   Individual   Practice
                                                     Association;  Director  of  Rural
                                                     Metro Ambulance  Rochester (since
                                                     2003).
Thomas M. O'Brien (53)          Trustee  Since 1992  President  and  Chief   Executive       77         Director (December 1996-May
                                                     Officer   (since   May  2000)  of                  2000) of North Fork Bank;
                                                     Atlantic  Bank of New York;  Vice                  Director (since May 2000) of
                                                     Chairman   (January    1997-April                  Atlantic Bank of New York.
                                                     2000)   of   North   Fork   Bank;
                                                     President  and  Chief   Executive
                                                     Officer  (December  1984-December
                                                     1996) of North Side Savings Bank.
John A. Pileski (64)            Trustee  Since 2001  Retired  since  June  2000;   Tax       77         Director (since April 2001) of
                                                     Partner (July  1974-June 2000) of                  New York Community Bank;
                                                     KPMG LLP.                                          Director (since January 1997)
                                                                                                        of Director of Queens Museum of
                                                                                                        Art; Director (since May 1980)
                                                                                                        of Surf Club of Quogue, Inc.

F. Don Schwartz (68)            Trustee  Since 1992 Management  Consultant (since April      77          --
                                                    1985).

-----------------------------------------------------------------------------------------------------------------------------------------

                                                    Interested Trustees

-----------------------------------------------------------------------------------------------------------------------------
 Name, Address** and  Position With    Term of          Principal Occupations           Number of            Other
                                      Office***                                       Portfolios in
                          Trust          and                                              Fund
                                      Length of                                          Complex         Directorships
                                      ime Served                                       Overseen by        Held by the
         Age                         T                   During Past 5 Years             Trustee          Trustee****
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
*David R. Odenath,   Trustee           Since       President     of      Prudential       79                  --
 Jr. (47)                               2003       Annuities  (since  August 2002);
                                                   Executive Vice President  (since
                                                   May  2003) of  American  Skandia
                                                   Investment Services,  Inc; Chief
                                                   Executive  Officer and  Director
                                                   (since  May  2003)  of  American
                                                   Skandia      Life      Assurance
                                                   Corporation,   American  Skandia
                                                   Information     Services     and
                                                   Technology    Corporation    and
                                                   Skandia  U.S.  Inc.;  President,
                                                   Chief   Executive   Officer  and
                                                   Director  (since  May  2003)  of
                                                   American   Skandia    Marketing,
                                                   Inc.; Formerly President,  Chief
                                                   Executive     Officer,     Chief
                                                   Operating       Officer      and
                                                   Officer-In-Charge    (1999-2003)
                                                   of  PI;  Senior  Vice  President
                                                   (since     June     1999)     of
                                                   Prudential;    formerly   Senior
                                                   Vice President  (August 1993-May
                                                   1999) of PaineWebber Group, Inc.
*Robert F. Gunia (57)Vice President    Since       Chief   Administrative   Officer       112       Vice President and
                     and Trustee        2003       (since June 1999) of  Prudential                 Director (since May
                                                   Investments LLC (PI);  Executive                 1989) and Treasurer
                                                   Vice   President  and  Treasurer                 (since 1999) of The
                                                   (since   January  1996)  of  PI;                 Asia Pacific Fund, Inc.
                                                   President  (since April 1999) of
                                                   Prudential            Investment
                                                   Management  Services LLC (PIMS);
                                                   Corporate Vice President  (since
                                                   September     1997)    of    The
                                                   Prudential  Insurance Company of
                                                   America (Prudential);  Director,
                                                   Executive   Vice  President  and
                                                   Chief   Administrative   Officer
                                                   (since  May  2003)  of  American
                                                   Skandia   Investment   Services,
                                                   Inc,  American  Skandia Advisory
                                                   Services,   Inc.,  and  American
                                                   Skandia  Fund  Services,   Inc.;
                                                   President  (since April 1999) of
                                                   Prudential            Investment
                                                   Management     Services     LLC;
                                                   Executive Vice President  (since
                                                   March   1999)   and    Treasurer
                                                   (since  May 2000) of  Prudential
                                                   Mutual   Fund    Services   LLC;
                                                   formerly  Senior Vice  President
                                                   (March    1987-May    1999)   of
                                                   Prudential            Securities
                                                   Incorporated         (Prudential
                                                   Securities).
-----------------------------------------------------------------------------------------------------------------------------

      Information pertaining to the Officers of the Trust who are not also Trustees is set forth below.

                                                         Officers

------------------------------------------------------------------------------------------------------------------------------------
    Name, Address** and Age              Position With Trust               Term of                Principal Occupations
                                                                        Office*** and
                                                                          Length of
                                                                         Time Served               During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Grace C. Torres (44)             Treasurer and Principal Financial      Since          Senior Vice President (since January 2000)
                                      and Accounting Officer            2003           of PI; Senior Vice President and Assistant
                                                                                       Treasurer (since May 2003) of American
                                                                                       Skandia Investment Services, Inc. and
                                                                                       American Skandia Advisory Services, Inc.;
                                                                                       formerly First Vice President (December
                                                                                       1996-January 2000) of PI and First Vice
                                                                                       President (March 1993-1999) of Prudential
                                                                                       Securities.

Jeffrey M. Scarbel (40)                 Assistant Treasurer             Since 2003     Vice President  (since November 2000) of PI;
                                                                                       formerly  Director  (October   1996-November
                                                                                       2000) of PI.
Jonathan D. Shain (45)                  Assistant Secretary             Since 2003     Vice President and Corporate Counsel (since
                                                                                       August 1998) of Prudential; Vice President
                                                                                       and Assistant Secretary (since May 2003) of
                                                                                       American Skandia Investment Services, Inc.
                                                                                       and American Skandia Fund Services, Inc.;
                                                                                       formerly Attorney with Fleet Bank, N.A.
                                                                                       (January 1997-July 1998).

Edward P. Macdonald (36)                Assistant Secretary             Since 2003     Vice President and Assistant Secretary
                                                                                       (since May 2003) of American Skandia
                                                                                       Investment Services, Inc. and Prudential
                                                                                       Series Fund; Chief Counsel, Investment
                                                                                       Management of American Skandia, Inc. (ASI),
                                                                                       ASISI and ASASI (since July 2002);
                                                                                       Secretary of the Trust, ASAF and ASMT
                                                                                       (December 2000 until May 2003); Anti-Money
                                                                                       Laundering Officer (September 2002 until
                                                                                       May 2003)  Senior Counsel, Securities of
                                                                                       ASI (September 2000-June 2002); Counsel of
                                                                                       ASI (December 1999-August 2000); Senior
                                                                                       Associate of Counsel of ASI (April
                                                                                       1999-December 1999); Branch Chief, Senior
                                                                                       Counsel and Attorney at the U.S. Securities
                                                                                       and Exchange Commission (October 1994-April
                                                                                       1999).

Marguerite E. H. Morrison (48)   Chief Legal Officer and Secretary      Since 2003     Vice President and Chief Legal
                                                                                       Officer-Mutual Funds and Unit Investment
                                                                                       Trusts (since August 2000) of Prudential;
                                                                                       Senior Vice President and Secretary (since
                                                                                       April 2003) of PI; Senior Vice President
                                                                                       and Secretary (since May 2003) of American
                                                                                       Skandia Investment Services, Inc., American
                                                                                       Skandia Advisory Services, Inc., and
                                                                                       American Skandia Fund Services, Inc.; Vice
                                                                                       President and Assistant Secretary of PIMS
                                                                                       (since October 2001), previously Senior
                                                                                       Vice President and Assistant Secretary
                                                                                       (February 2001-April 2003) of PI, Vice
                                                                                       President and Associate General Counsel
                                                                                       (December 1996-February 2001) of PI.

Lee D. Augsburger (44)               Chief Compliance Officer           Since 2004     Vice President and Chief Compliance Officer
                                                                                       (since May 2003) of PI; Vice President and
                                                                                       Chief Compliance Officer (since October
                                                                                       2000) of Prudential Investment Management,
                                                                                       Inc.; formerly Vice President and Chief
                                                                                       Legal Officer-Annuities (August
                                                                                       1999-October 2000) of Prudential Insurance
                                                                                       Company of America; Vice President and
                                                                                       Corporate Counsel (November 1997-August
                                                                                       1999) of Prudential Insurance Company of
                                                                                       America.

                                 Anti-Money Laundering Compliance       Since 2003     Vice President, Prudential (since
Maryanne Ryan (40)                            Officer                                  November 1998), First Vice President
                                                                                       Prudential Securities (March 1997-May
                                                                                       1998); Anti-Money Laundering Compliance
                                                                                       Officer (since 2003) of American Skandia
                                                                                       Investment Services, Inc., American
                                                                                       Skandia Advisory Services, Inc. and
                                                                                       American Skandia Marketing, Inc.
------------------------------------------------------------------------------------------------------------------------------------

---------

*     "Interested"  Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).
**    Unless otherwise noted, the address of the Trustees and Officers is c/o:  Prudential  Investments LLC, Gateway Center
      Three, 100 Mulberry Street, Newark, New Jersey 07102.
***   There is no set term of office for Trustees and Officers.  The Independent Trustees have adopted a retirement policy, which  calls for the  retirement  of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.
****   This column includes only  directorships of companies  required to register,  or file reports with the SEC under the
       Securities  Exchange Act of 1934 (i.e.,  "public  companies") or other  investment  companies  registered  under the
       Investment Company Act.

      The Trust has Trustees who oversee the actions of the Portfolio's  Manager,  each  Sub-advisor and  Distributor,  and decide upon  matters of general  policy.  The  Trustees  also review the actions of the Trust's  Officers,  who conduct and supervise the daily business operations of the Trust.

      Trustees and Officers of the Trust are also trustees,  directors and officers of some or all of the other  investment companies advised by the Trust's Manager and distributed by PIMS.

      The  Independent  Trustees have adopted a retirement  policy,  which calls for the retirement of Trustees on December
31 of the year in which they reach the age of 75.

      Pursuant to the Management  Agreement with the Trust,  the Manager pays all compensation of officers and employees of the Trust as well as the fees and expenses of all Interested Trustees of the Trust.

                                                    Standing Board Committees

      The Board has established  three standing  committees in connection with  governance of the  Trust--Audit,  Nominating and Valuation, as described below:

      The Audit Committee consists of Mr. Pileski,  Mr. O'Brien and Ms. Gold. The  responsibilities  of the Audit Committee are to assist the Board in overseeing the Trust's  independent  auditors,  accounting  policies and  procedures,  and other areas  relating to each  Trust's  auditing  processes.  The Audit  Committee is  responsible  for  pre-approving  all audit services and any permitted  non-audit  services to be provided by the auditors  directly to the Trust.  The Audit Committee is also responsible for pre-approving  permitted  non-audit  services to be provided by the auditors to (1) the Manager and
(2) any entity in a control  relationship  with the Manager that provides ongoing services to the Trust,  provided that the engagement of auditors  relates  directly to the operation  and  financial  reporting of the Trust.  The scope of the Audit
Committee's  responsibility is oversight. It is management's  responsibility to maintain appropriate systems for accounting and internal  control and the independent  auditors'  responsibility  to plan and carry out a proper audit. The independent accountants  are  responsible to the Board and the Audit  Committee.  The Audit  Committee met four times during the fiscal year ended December 31, 2003.

      The Nominating  Committee consists of Mr. Fenster and Mr. Schwartz.  This Committee  interviews and recommends to the
Board persons to be nominated for election as Trustees by the Trust's  shareholders  and selects and proposes  nominees for election  by the Board  between  annual  meetings.  This  Committee  does not  normally  consider  candidates  proposed  by shareholders for election as Trustees.  The Nominating  Committee reviews each Trustee's  investment in the Trust,  matters relating to Trustee  compensation and expenses and compliance with the Trust's retirement policy. The Nominating  Committee also reviews the  independence  of Trustees  serving on the Board and  recommends to the Board  Independent  Trustees to be selected for membership on Board  Committees.  The Nominating  Committee met once during the fiscal year ended December 31,
2003.

         The  Valuation  Committee  consists of at least two Board  members or an officer of the Trust and one Board member
(in both  instances  the  Valuation  Committee  may include  employees of the Manager who may  constitute a majority of the
Valuation  Committee).  The Valuation  Committee  supervises  the valuation of the Trust's  portfolio  securities and other assets and meets on an as-needed  basis.  The Valuation  Committee  met 17 times during the fiscal year ended  December 31,
2003.

      In addition to the three standing  committees of the Board, the Board of Trustees has also approved  participation in an Executive  Committee  designed to coordinate  the  governance of all of the mutual funds in the  Prudential  mutual fund complex.  The role of the Executive Committee is solely advisory and consultative,  without derogation of any of the duties or responsibilities of the Board. The following  Independent Trustees serve on the Executive Committee:  W. Scott McDonald,
Jr. and Thomas T.  Mooney,  The  responsibilities  of the  Executive  Committee  include:  facilitating  communication  and coordination  between the Independent  Trustees and fund management on issues that affect more than one fund;  serving as a liaison between the Boards of  Trustees/Trustees  of funds and fund management;  developing,  in consultation  with outside counsel and management,  draft agendas for board meetings;  reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

      The Trust  pays each of its  Trustees  who is not an  affiliated  person of the  Manager or the  Sub-advisors  annual compensation in addition to certain  out-of-pocket  expenses.  Trustees who serve on the committees may receive  additional compensation.  The  amount of  compensation  paid to each  Independent  Trustee  may  change as result of the  creation  of additional funds upon whose Boards the Trustees may be asked to serve.

      Independent  Trustees may defer receipt of their  Trustees' fees pursuant to a deferred fee agreement with the Trust.
Under the terms of such agreement,  the Trust accrues daily the amount of Trustee's fees which, in turn,  accrues  interest at a rate  equivalent to the prevailing  rate of 90-day U.S.  Treasury bills at the beginning of each calendar  quarter or, at the daily rate of return of any Prudential  mutual fund chosen by the Trustee.  The Trust's  obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Trust.

      The Trust has no retirement or pension plan for its Trustees.

      The following tables sets forth the aggregate  compensation  paid by the Trust for the fiscal year ended December 31,
2003 to the Independent  Trustees.  The table also shows aggregate  compensation  paid to those Trustees for service on the
Trust's Board and the Board of any other  investment  companies  managed by PI (the Trust  Complex),  for the calendar year ended December 31, 2003.

                                                       Compensation Table

----------------------------------------------------------------------------------------------------------------------------------
Name and Position                                         Aggregate Compensation     Aggregate Compensation from Trust and
                                                          ---------------------------
                                                           From Trust                Fund Complex
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                          $75,575                    $89,500                (37/90)*
David E.A. Carson(1)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                          $50,922                    $174,300               (5/81)*
Saul K. Fenster, Ph.D.--Trustee(2)
                                                                                      216,300               (8/85)*
Delayne Dedrick Gold--Trustee(2)                           $53,886                    $
                                                                                      80,000                 (4/78)*
Julian A. Lerner--Trustee Emeritus                         $156,375                   $
                                                                                      187,800               (5/81)*
W. Scott McDonald, Jr.--Trustee (2)**                      $55,430                    $
                                                                                      224,300               (6/81)*
Thomas T. Mooney--Trustee(2)**                             $54,386                    $
                                                                                      89,000                 (4/78)*
Thomas M. O'Brien--Trustee                                 $104,520                   $
                                                                                      93,000                 (4/78)*
John A. Pileski--Trustee                                   $120,527                   $
                                                                                      86,500                 (4/78)*
F. Don Schwartz--Trustee                                   $117,629                   $
                                                                                      158,800               (5/80)*
Louis A. Weil, III--Trustee(3)                             $49,862                    $
----------------------------------------------------------------------------------------------------------------------------------

---------

(1)  Resigned from the Board of Trustees of the Trust during the calendar year ended December 31, 2003.
(2)  Joined the Board of Trustees of the Trust during the calendar year ended December 31, 2003.
(3)  Mr. Weil resigned from the Board of Trustees effective February 27, 2004.
*   Indicates number of  funds/portfolios  in Fund Complex (including the Trust) to which aggregate  compensation  relates.
    The Trust became part of the PI fund complex effective May 1, 2003.  Accordingly,  payments to existing Trustees,  from the Trust, for the year exceed amounts paid from the Complex.
**   Although the last column shows the total amount paid to Trustees from the Fund Complex  during the calendar year ended
     December 31, 2003,  such  compensation  was deferred at the election of the Trustees,  in total or in part,  under the
     Trust's  deferred fee  agreement.  Including  accrued  interest and the selected  Prudential  Fund's rate of return on amounts  deferred  through  December 31, 2003,  the total amount of  compensation  for the year  amounted to $104,520,
     $32,725, $206,230 and $291,363 for Messrs. O'Brien, Schwartz, McDonald and Mooney, respectively.

      The following tables set forth the dollar range of equity  securities in the Trust  beneficially  owned by a Trustee, and, on aggregate basis, in all registered  investment  companies  overseen by a Trustee in the Fund Complex as of December
31, 2003.

                                               Trustee Share Ownership Table

                                                   Independent Trustees

-----------------------------------------------------------------------------------------------------------
               Name of Trustee                    Dollar Range    Aggregate Dollar Range of Securities in
                                                                    All Registered Investment Companies
                                                 of Securities              Overseen By Trustee
                                                 in the Trust*                in Fund Complex
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                                                      --                          $50,001-
Saul K. Fenster, Ph.D.                                                            100,000
                                                                                    over
Delayne Dedrick Gold                                  --                          $100,000
                                                       --
Julian A. Lerner                                                                    None
                                                                                    over
W. Scott McDonald, Jr.                                --                          $100,000
                                                                                    over
Thomas T. Mooney                                      --                          $100,000
                                                       __                           over
Thomas M. O'Brien                                                                 $100,000

John A. Pileski                                       --                            None
                                                                                  $50,001-
F. Don Schwartz                                       --           ---------------------------------------
                                                                  -               100,000
-----------------------------------------------------------------------------------------------------------

                                                    Interested Trustees

--------------------------------------------------------------------------------------------------------------
               Name of Trustee                    Dollar Range      Aggregate Dollar Range of Securities in
                                                                      All Registered Investment Companies
                                                  of Securities              Overseen By Trustee in
                                                  in the Trust*                   Fund Complex
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                       --                        over $100,000
Robert F. Gunia

David R. Odenath, Jr.                                  --                        over $100,000
--------------------------------------------------------------------------------------------------------------
         * Trust  securities  may only be sold to  Participating  Insurance  Companies as a result of certain IRA rules and regulations.  Consequently, the Trustees currently may not own Trust securities.

Under the terms of the Massachusetts  General  Corporation Law, the Trust may indemnify any person who was or is a Trustee, officer or employee of the Trust to the maximum extent permitted by the Massachusetts  General  Corporation Law;  provided, however,  that any such  indemnification  (unless  ordered by a court) shall be made by the Trust only as authorized in the specific  case  upon  a  determination  that  indemnification  of  such  persons  is  proper  in  the  circumstances.  Such determination  shall be made (i) by the Board of Trustees,  by a majority  vote of a quorum which  consists of Trustees who are  neither  "interested  persons"  of the Trust as  defined  in  Section  2(a)(19)  of the 1940 Act,  nor  parties to the proceeding,  or (ii) if the required  quorum is not  obtainable or if a quorum of such  Trustees so directs by  independent legal  counsel in a written  opinion.  No  indemnification  will be  provided by the Trust to any Trustee or officer of the
Trust for any  liability  to the Trust or its  shareholders  to which he or she would  otherwise  be  subject  by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics.  The Trust,  its Investment  Manager,  its Distributor and the Sub-advisors for the Portfolios of the Trust have adopted codes of ethics under rule 17j-1 of the 1940 Act.  While these codes contain  provisions  reasonably necessary to prevent  personnel subject to the codes from engaging in unlawful  conduct,  they do not prohibit  investments in securities, including securities that may be purchased or held by the Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment Advisory Services:  The Trust's Investment  Management  Agreements,  on behalf of each Portfolio,  with
ASISI  and  PI  as  co-managers  provide  that  ASISI  furnish  each  applicable   Portfolio  with  investment  advice  and
administrative  services  subject to the supervision of the Board of Trustees and in conformity with the stated policies of the  applicable  Portfolio.  ASISI and PI jointly  has engaged  Sub-advisors  to conduct  the  investment  programs of each
Portfolio,  including  the  purchase,  retention  and  sale of  portfolio  securities.  ASISI  and PI are  responsible  for monitoring  the activities of the  Sub-advisors  and reporting on such  activities to the Trustees.  ASISI and PI must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and  shareholder servicing  services that are deemed advisable by the Trustees.  Subject to approval by the Board of Trustees,  ASISI and PI select  and  employ one or more  sub-advisors  for a  Portfolio,  who have  primary  responsibility  for  determining  what investments the Portfolio will purchase, retain and sell.

         ASISI and PI have  engaged  the  Sub-advisors  noted on the cover of this SAI to conduct  the  various  investment programs of each Portfolio pursuant to separate sub-advisory agreements with ASISI.

         Under the terms of the Management  Agreements,  an Investment Manager provides,  at its expense, such personnel as is  required  by each  Portfolio  for the proper  conduct of its  affairs  and  engages  the  Sub-advisors  to conduct  the investment  programs  pursuant to the  Investment  Manager's  obligations  under the Management  Agreements.  An Investment
Manager,  not the Trust,  is  responsible  for the expenses of conducting  the  investment  programs.  The  Sub-advisor  is responsible  for the expenses of conducting the investment  programs in relation to the  applicable  Portfolio  pursuant to agreements  between an Investment  Manager and each Sub-advisor.  Each Portfolio pays all of its other expenses,  including but not limited to,  brokerage  commissions,  legal,  auditing,  taxes or  governmental  fees, the cost of preparing  share certificates,  custodian,  depositary,  transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and  repurchase of shares,  expenses of  registering  and  qualifying  shares for sale,  insurance  premiums on property or personnel  (including  officers and Trustees if  available) of the Trust which inure to its benefit,  expenses  relating to
Trustee and shareholder  meetings,  the cost of preparing and distributing  reports and notices to  shareholders,  the fees and other expenses  incurred by the Trust in connection with membership in investment  company  organizations  and the cost of printing  copies of  prospectuses  and  statements of  additional  information  distributed  to  shareholders.  Expenses incurred by the Trust not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the Management  Agreements,  an Investment  Manager is permitted to render  services to others.
The Management  Agreements  provide that neither an Investment  Manager nor its personnel  shall be liable for any error of judgment or mistake of law or for any act or omission in the  administration  or management of the  applicable  Portfolios, except for willful  misfeasance,  bad faith or gross  negligence in the  performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Management Agreements.

         The  Investment  Management  fees payable by each  Portfolio to an Investment  Manager are as follows.  Investment
Management  fees are  payable  monthly and are  accrued  daily for  purposes  of  determining  the net asset  values of the
Portfolios.

         AST  JPMorgan  International  Equity  Portfolio:  An annual  rate of 1.0% of the  average  daily net assets of the
Portfolio not in excess of $75 million; plus .85% of the Portfolio's average daily net assets over $75 million.

         AST William Blair  International  Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the
Portfolio.

         AST DeAM  International  Equity  Portfolio:  An  annual  rate of 1.00% of the  average  daily  net  assets  of the
Portfolio.  Prior to May 1, 2002, the Investment  Manager had engaged  Founders Asset Management LLC as Sub-advisor for the
Portfolio, for a total Investment Management fee of 1.00% of the average daily net assets of the Portfolio.

         AST MFS Global Equity Portfolio:   An annual rate of 1.00% of the average daily net assets of the Portfolio.

         AST State Street Research  Small-Cap Growth  Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Small-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST  Federated  Aggressive  Growth  Portfolio:  An annual  rate of .95% of the  average  daily  net  assets of the
Portfolio.

         AST Goldman  Sachs  Small-Cap  Value  Portfolio:  An annual  rate of .95% of the  average  daily net assets of the
Portfolio.

         AST Gabelli Small-Cap Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM Small-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Goldman  Sachs  Mid-Cap  Growth  Portfolio:  An annual  rate of 1.00% of the  average  daily net assets of the
Portfolio.

         AST Neuberger  Berman  Mid-Cap  Growth  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST  Neuberger  Berman  Mid-Cap  Value  Portfolio:  An annual rate of .90% of the portion of the average daily net assets of the Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST Alger All-Cap Growth Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST Gabelli All-Cap Value Portfolio:  An annual rate of .95% of the average daily net assets of the Portfolio.

         AST T. Rowe Price  Natural  Resources  Portfolio:  An annual rate of .90% of the  average  daily net assets of the
Portfolio.

         AST  Alliance  Growth  Portfolio:  An annual rate of .90% of the  portion of the  average  daily net assets of the
Portfolio not in excess of $1 billion; plus .85% of the portion of the net assets over $1 billion.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Marsico Capital Growth Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Goldman Sachs  Concentrated  Growth  Portfolio:  An annual rate of .90% of the average daily net assets of the
Portfolio.

         AST DeAM  Large-Cap  Value  Portfolio:  An annual rate of .85% of the average  daily net assets of the  Portfolio.
Prior to May 1, 2002, the  Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the Portfolio, for a total Investment Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST Hotchkis & Wiley  Large-Cap  Value  Portfolio:  An annual rate of .75% of the average  daily net assets of the
Portfolio.

         AST  Alliance/Bernstein  Growth + Value  Portfolio:  An annual rate of .90% of the average daily net assets of the
Portfolio.

         AST  Sanford  Bernstein  Core  Value  Portfolio:  An annual  rate of .75% of the  average  daily net assets of the
Portfolio.

         AST Cohen & Steers Realty Portfolio:  An annual rate of 1.00% of the average daily net assets of the Portfolio.

         AST Sanford Bernstein  Managed Index 500 Portfolio:  An annual rate of .60% of the average daily net assets of the
Portfolio.

         AST American  Century  Income & Growth  Portfolio:  An annual rate of .75% of the average  daily net assets of the
Portfolio.

         AST  Alliance  Growth  and  Income  Portfolio:  An annual  rate of .75% of the  average  daily  net  assets of the
Portfolio.

         AST DeAM Global  Allocation  Portfolio:  An annual rate of .10% of the average daily net assets of the  Portfolio.
Prior to May 1, 2002, the Investment  Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor for the Portfolio for a total  Investment  Management  fee equal to an annual rate of .75% of the average  daily net assets of the  Portfolio not in excess of $300 million; plus .70% of the Portfolio's average daily net assets in excess of $300 million.

         AST American Century Strategic Balanced  Portfolio:  An annual rate of .85% of the average daily net assets of the
Portfolio.

         AST T. Rowe Price  Asset  Allocation  Portfolio:  An annual  rate of .85% of the  average  daily net assets of the
Portfolio.

         AST T.  Rowe  Price  Global  Bond  Portfolio:  An  annual  rate of .80% of the  average  daily  net  assets of the
Portfolio.

         AST  Goldman  Sachs  High  Yield  Portfolio:  An  annual  rate of .75% of the  average  daily  net  assets  of the
Portfolio.

         AST Lord  Abbett  Bond-Debenture  Portfolio:  An  annual  rate of .80% of the  average  daily  net  assets  of the
Portfolio.

         AST PIMCO Total Return Bond Portfolio:  An annual rate of .65% of the average daily net assets of the Portfolio.

         AST  PIMCO  Limited  Maturity  Bond  Portfolio:  An annual  rate of .65% of the  average  daily net  assets of the
Portfolio.

         AST Money  Market  Portfolio:  An  annual  rate of .50% of the  average  daily net  assets of the  Portfolio.  The
Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets of the Portfolio.  The Investment Manager may terminate this voluntary agreement at any time after April 30, 2004.

         The  Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average daily net assets in excess of $1 billion of each of the  Portfolios  other than the AST DeAM  Large-Cap  Value  Portfolio and the
AST DeAM Small-Cap Value Portfolio.  The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to
..10% of the average daily net assets for the AST DeAM Large-Cap  Value  Portfolio.  The Investment  Manager has voluntarily agreed to waive a portion  of its fee  equal to .15% of the  average  daily net  assets  for the AST DeAM  Small-Cap  Value
Portfolio.  The Investment Manager may terminate these voluntary agreements at any time.

         The investment management fee paid for each of the past three fiscal years by each Portfolio was as follows:

                                                                                    Investment Management Fees
                                                                    2001                      2002                       2003
                                                                    ----                      ----                       ----
AST JP Morgan International Equity                            $4,531,109                $3,326,254                 $3,097,437
AST William Blair International Growth                         7,637,333                 4,293,095                  3,710,146
AST DeAM International Equity                                  1,957,352                 1,329,260                  1,413,369
AST MFS Global Equity                                            424,195                   628,384                    740,929
AST State Street Research Small-Cap Growth                     4,078,228                 3,139,282                  2,544,813
AST DeAM Small-Cap Growth                                      5,992,043                 3,307,221                  3,215,381
AST Federated Aggressive Growth                                   76,948                   255,483                    949,935
AST Goldman Sachs Small-Cap Value                              2,980,201                 4,488,013                  2,869,368
AST Gabelli Small-Cap Value                                    3,984,951                 4,711,797                  5,023,713
AST DeAM Small-Cap Value                                                                    39,575                    232,608
AST Goldman Sachs Mid-Cap Growth                                 700,821                   591,558                    933,348
AST Neuberger Berman Mid-Cap Growth                            4,955,480                 3,457,835                  2,809,373
AST Neuberger Berman Mid-Cap Value                             8,529,633                 8,428,515                  7,270,459
AST Alger All-Cap Growth                                       7,225,980                 4,831,748                  3,483,357
AST Gabelli All-Cap Value                                      1,039,744                 1,317,381                  1,204,506
AST T. Rowe Price Natural Resources                            1,322,239                 1,334,498                  1,013,732
AST Alliance Growth                                            3,684,731                 3,051,290                  2,095,031
AST MFS Growth                                                 8,711,349                 6,513,842                  4,943,984
AST Marsico Capital Growth                                    12,258,722                10,727,760                 11,625,980
AST Goldman Sachs Concentrated Growth                         26,556,021                14,657,442                 10,103,147
AST DeAM Large-Cap Value                                         338,284                   766,469                    948,754
AST Hotchkis & Wiley Large-Cap Value                           8,305,048                 6,322,699                  4,630,668
AST Alliance/Bernstein Growth + Value                             75,451                   312,093                    410,660
AST Sanford Bernstein Core Value                                  85,387                   617,387                  1,449,666
AST Cohen & Steers Realty                                      1,306,673                 1,871,717                  2,135,036
AST Sanford Bernstein Managed Index 500                        3,774,212                 3,161,195                  2,735,972
AST American Century Income & Growth                           3,131,080                 2,344,395                  1,916,346
AST Alliance Growth and Income                                12,891,016                11,270,924                 10,173,073
AST DeAM Global Allocation                                     3,942,792                 1,329,910                    265,583
AST American Century Strategic Balanced                        1,751,146                 1,649,127                  1,695,443
AST T. Rowe Price Asset Allocation                             3,081,375                 2,533,863                  2,500,094
AST T. Rowe Price Global Bond                                    916,292                 1,179,262                  1,747,680
AST Goldman Sachs High Yield                                   4,055,451                 4,012,796                  5,756,882
AST Lord Abbett Bond-Debenture                                   267,351                   760,144                  1,595,766
AST PIMCO Total Return Bond                                    9,324,202                12,286,583                 14,633,211
AST PIMCO Limited Maturity Bond                                3,436,658                 5,426,765                  7,266,844
AST Money Market                                              11,758,628                12,719,198                 12,456,575

         The  sub-advisory  fee paid by the Investment  Manager to the Sub-advisors for each Portfolio for each of the past three fiscal years was as follows:

                                                                                    Sub-advisory Fees
                                                                    2001                       2002                       2003
                                                                    ----                       ----                       ----
AST JPMorgan International Equity(1)                          $2,409,743                 $1,701,399                 $1,580,261
AST William Blair International Growth(2)                      4,091,406                  2,081,813                  1,112,696
AST DeAM International Equity(3)                               1,078,676                    576,549                    424,011
AST MFS Global Equity                                            180,283                    267,063                    314,895
AST State Street Research Small-Cap Growth(4)                  2,059,707                  1,612,792                  1,322,406
AST DeAM Small-Cap Growth(5)                                   2,718,864                  1,228,218                  1,042,429
AST Federated Aggressive Growth                                   73,889                    138,429                    487,934
AST Goldman Sachs Small-Cap Value(6)                           1,568,527                  2,362,112                  1,510,194
AST Gabelli Small-Cap Value                                    1,836,514                  2,094,132                  2,232,761
AST DeAM Small-Cap Value                                               0                     22,327                     85,698
AST Goldman Sachs Mid-Cap Growth(7)                             $385,050                   $288,778                   $256,115
AST Neuberger Berman Mid-Cap Growth                            2,210,682                  1,489,011                  1,230,538
AST Neuberger Berman Mid-Cap Value                             3,999,070                  3,640,460                  3,183,634
AST Alger All-Cap Growth                                       2,865,877                  1,999,653                  1,466,677
AST Gabelli All-Cap Value                                        437,787                    554,687                    507,160
AST T. Rowe Price Natural Resources                              734,577                    741,388                    563,184
AST Alliance Growth                                            1,637,658                  1,356,129                    931,125
AST MFS Growth                                                 3,518,459                  2,721,362                  2,115,049
AST Marsico Capital Growth                                     5,670,785                  4,813,167                  5,155,049
AST Goldman Sachs Concentrated Growth(8)                      13,011,657                  6,884,621                  3,083,652
AST DeAM Large-Cap Value(9)                                      186,056                    255,360                    223,236
AST Hotchkis & Wiley Large-Cap Value(10)                       3,843,384                  2,948,983                  2,160,978
AST Alliance/Bernstein Growth + Value                             33,534                    135,153                    182,516
AST Sanford Bernstein Core Value                                  28,462                    205,796                    483,222
AST Cohen & Steers Realty                                        722,669                    561,515                    640,511
AST Sanford Bernstein Managed Index 500                          789,035                    686,866                    615,995
AST American Century Income & Growth                           1,511,050                  1,144,051                    944,295
AST Alliance Growth and Income                                 4,790,227                  4,269,875                  3,869,287
AST DeAM Global Allocation(11)                                 1,998,816                    677,284                    132,792
AST American Century Strategic Balanced                          796,060                    754,052                    773,123
AST T. Rowe Price Asset Allocation                               993,787                    832,754                    822,822
AST T. Rowe Price Global Bond                                    458,146                    589,631                    873,840
AST Goldman Sachs High Yield(12)                               1,161,672                  1,147,339                  1,501,377
AST Lord Abbett Bond-Debenture                                    83,547                    237,545                    493,625
AST PIMCO Total Return Bond                                    3,676,751                  4,911,076                  5,628,158
AST PIMCO Limited Maturity Bond                                1,321,791                  2,087,217                  2,794,940
AST Money Market(13)                                           1,440,997                  1,380,531                  1,246,526
(1) For the  fiscal  year  2001,  $2,360,387  was paid to AIM and  $49,356  was paid to  Strong  Capital  Management,  Inc.
("Strong").  For fiscal years 2002 and 2003, the entire fee noted above was paid to Strong,  the prior  Sub-advisor for the
Portfolio.
(2) For the fiscal year 2002,  $1,952,344  was paid to Janus Capital  Management LLC and $129,469 was paid to William Blair
& Company, LLC ("William Blair").  For the fiscal year 2003, the entire fee noted above was paid to William Blair.
(3) For the fiscal year 2001,  the entire fee noted above was paid to  Founders  Asset  Management  LLC  ("Founders").  For
the  fiscal  year  2002,  $286,250  was  paid to  Founders  and  $290,  299 was paid to  Deutsche  Asset  Management,  Inc.
("Deutsche").  For the fiscal year 2003, the entire fee noted above was paid to Deutsche.
(4) For the fiscal  year  2001,  $1,513,376  was paid to Janus  Capital  Management  LLC and  $546,331  was paid to Pilgrim
Baxter & Associates,  Ltd.  ("Pilgrim  Baxter").  For fiscal years 2002 and 2003,  the entire fee noted was paid to Pilgrim
Baxter, the prior Sub-advisor for the Portfolio.
(5) For the fiscal year 2001,  $2,619,058  was paid to Zurich  Scudder  Investments,  Inc. and $99,806 was paid to Deutsche
Asset Management, Inc. ("Deutsche").  For fiscal years 2002 and 2003, the entire fee noted above was paid to Deutsche.
(6) For the  fiscal  year  2001,  $433,623  was  paid to Lord  Abbett  and  $1,134,904  was  paid to  Goldman  Sachs  Asset
Management, L.P. ("Goldman Sachs"),  For fiscal years 2002 and 2003, the entire fee noted above was paid to Goldman Sachs.
(7) For the fiscal year 2002,  $269,282  was paid to Janus  Capital  Management  LLC and $19,496 was paid to Goldman  Sachs
Asset Management, L.P. ("Goldman Sachs").  For the fiscal year 2003, the entire fee noted above was paid to Goldman Sachs.
(8) For the fiscal year 2002,  $6,411,347  was paid to Janus Capital  Management LLC and $473,274 was paid to Goldman Sachs
Asset Management, L.P.
(9) For the fiscal year 2001,  the entire fee noted  above was paid to Janus  Capital  Management  LLC  ("Janus").  For the fiscal year 2002, $98,938 was paid to Janus and $156,422 was paid to Deutsche Asset Management, Inc.
(10) For fiscal years 2001,  2002 and 2003,  the entire fee noted above was paid to INVESCO  Funds Group,  Inc.,  the prior
Sub-advisor for the Portfolio.
(11) For the fiscal  year 2001,  the entire fee noted was paid to AIM  Capital  Management,  Inc.  ("AIM").  For the fiscal year 2002,  $564,530  was paid to AIM and  $112,754  was paid to Deutsche  Asset  Management,  Inc.  ("Deutsche").  For the
fiscal year 2003, the entire fee noted above was paid to Deutsche.
(12) For fiscal years 2001,  2002 and 2003,  the entire fee noted was paid to Federated  Investment  Counseling,  the prior
Sub-advisor for the Portfolio.
(13) For the fiscal year 2001,  $1,068,339  was paid to J.P.  Morgan  Investment  Management  Inc. and $372,658 was paid to
Wells Capital Management, Incorporated ("Wells").  For fiscal years 2002 and 2003, the entire fee noted was paid to Wells.

    The Investment Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the Trust to reimburse the  Portfolio  for any fiscal year in order to prevent  Portfolio  expenses  (exclusive  of taxes,  interest, brokerage commissions and extraordinary  expenses,  determined by the Trust or the Investment Manager, but inclusive of the management fee) from exceeding a specified percentage of the Portfolio's average daily net assets, as follows:

         AST JPMorgan International Equity Portfolio:  1.75%

         AST State Street Research Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST Goldman Sachs Concentrated Growth Portfolio:  1.35%.

         AST Hotchkis & Wiley Large-Cap Value Portfolio:  1.20%

         AST Alliance Growth and Income Portfolio:  1.25%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Goldman Sachs High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market Portfolio:  0.65%.

         The Investment  Manager has also voluntarily  agreed to reimburse the other Portfolios of the Trust for any fiscal year in order to prevent  Portfolio  expenses  (exclusive  of taxes,  interest,  brokerage  commissions  and  extraordinary expenses,  determined  by the Trust or the  Investment  Manager,  but  inclusive of the  management  fee) from  exceeding a specified percentage of each Portfolio's average daily net assets, as follows:

         AST William Blair International Growth Portfolio:  1.75%

         AST DeAM International Equity Portfolio:  1.50%

         AST MFS Global Equity Portfolio:  1.75%

         AST DeAM Small-Cap Growth Portfolio:  1.35%

         AST DeAM Small-Cap Value Portfolio:  1.15%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Goldman Sachs Mid-Cap Growth Portfolio:  1.35%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST DeAM Large-Cap Value Portfolio:  0.99%

         AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

         AST Sanford Bernstein Core Value Portfolio:  1.25%

         AST Sanford Bernstein Managed Index 500 Portfolio:  0.80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST DeAM Global Allocation Portfolio:  0.35%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         The Investment Manager may terminate the above voluntary  agreements at any time.  Voluntary payments of Portfolio expenses by the Investment  Manager are subject to  reimbursement by the Portfolio at the Investment  Manager's  discretion within the two year period  following  such payment to the extent  permissible  under  applicable law and provided that the
Portfolio is able to effect such reimbursement and remain in compliance with applicable expense limitations.

         Each Management  Agreement will continue in effect from year to year, provided it is approved,  at least annually, in the manner  stipulated in the 1940 Act. This  requires that each  Management  Agreement and any renewal be approved by a vote of the majority of the Trustees who are not parties  thereto or interested  persons of any such party,  cast in person at a meeting  specifically called for the purpose of voting on such approval.  Each Management  Agreement may be terminated without  penalty on sixty days' written notice by vote of a majority of the Board of Trustees or by an Investment  Manager,
or by holders of a majority of the applicable  Portfolio's  outstanding  shares,  and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory  Agreements:  An  Investment  Manager  pays each  Sub-advisor  for the  performance  of  sub-advisory services  out of  its  Investment  Management  fee  and at no  additional  cost  to any  Portfolio.  The  fee  paid  to the
Sub-advisors  differs from Portfolio to Portfolio,  reflecting the objectives,  policies and restrictions of each Portfolio and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's  fee is accrued daily for purposes of determining the amount payable to the Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

         Alliance  Capital  Management L.P. for the AST Alliance Growth and Income  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .30% of the portion of the combined  average daily net assets not in excess of $1 billion;
plus .25% of the  portion  over $1 billion  but not in excess of $1.5  billion;  plus .20% of the portion in excess of $1.5 billion.  Prior to May 1, 2000 the  Investment  Manager had engaged  Lord,  Abbett as  Sub-advisor  for the  Portfolio at a total  Sub-advisory  fee of .50% of the  portion of the  average  daily net assets of the  Portfolio  not in excess of $200 million;  plus .40% of the portion  over $200  million but not in excess of $500  million;  plus .375% of the portion  over
$500  million  but not in excess of $700  million;  plus .35% of the  portion  over $700  million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Alliance  Capital  Management  L.P. for the AST  Alliance  Growth  Portfolio:  An annual rate equal to .40% of the combined average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the  Sub-advisor  and  identified by the  Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio.
Between December 31, 1998 and April 30, 2000 the Investment Manager had engaged  OppenheimerFunds,  Inc. as Sub-advisor for the  Portfolio at a total  Sub-advisory  fee of .35% of the portion of the average daily net assets of the Portfolio not in excess of $500  million;  plus .30% of the  portion of the net assets  over $500  million  but not in excess of $1 billion;
plus .25% of the portion of the net assets over $1 billion.  Prior to January 1, 1999, the  Investment  Manager had engaged
Robertson,  Stephens & Company Investment  Management,  L.P. as Sub-advisor for the Portfolio,  at a total Sub-advisory fee of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $200  million;  plus .50% of the portion of the net assets over $200 million.

         Alliance Capital  Management L.P. for the growth portion of the AST  Alliance/Bernstein  Growth + Value Portfolio:
An annual rate equal to .40% of the combined  average  daily net assets of the Growth  Portfolio of the  Portfolio  and the
Growth  Portfolio of the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment  Manager as being similar to the Portfolio  (specifically,  the Growth portion of the
ASAF Alliance/Bernstein Growth + Value Portfolio).

         American Century Investment  Management,  Inc. for the AST American Century Income & Growth Portfolio:  Because of
the large amount of assets being sub-advised for the Investment  Manager by American Century Investment  Management,  Inc.,
the  Investment  Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee schedule is an annual rate of: .40% of the portion of the average  daily net assets of the  Portfolio not in excess of $100 million;  plus .35% of the portion of the net assets over $100 million but not in excess of $500 million;  plus .30% of the portion of the net assets over $500 million.

         American Century Investment  Management,  Inc. for the AST American Century Strategic Balanced Portfolio:  Because
of the large amount of assets being  sub-advised  for the Investment  Manager by American  Century  Investment  Management,
Inc., the Investment Manager was able to negotiate a reduction to American  Century's  standard fee schedule.  Such reduced fee  schedule  is an annual  rate  equal to the  following  percentages  of the  combined  average  daily net assets of the
Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the
Sub-advisor  and the  Investment  Manager as being similar to the  Portfolio:  .45% of the portion of the combined  average daily net assets of the  Portfolio  not in excess of $50  million;  plus .40% of the  portion  over $50  million but not in excess of $100  million;  plus .35% of the portion  over $100 million but not in excess of $500  million;  plus .30% of the portion over $500 million.

         Cohen & Steers Capital  Management,  Inc. for the AST Cohen & Steers Realty  Portfolio:  An annual rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .40% of the portion of the net assets over $100  million but not in excess of $250  million;  plus .30% of the portion of the net assets over $250 million.  Commencing January 1,2002,  Cohen & Steers Capital Management,  Inc. has voluntarily agreed to waive a portion of its fee:  .30% of the portion not in excess of $350  million,  .25% of the assets over $350 million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Deutsche Asset  Management,  Inc. for the AST DeAM  International  Equity  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar  to the  Portfolio:  .30% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .25% of the portion  over $500  million but not in excess of $1  billion;  plus .20% of the portion  over $1 billion.  Prior to May 1, 2002, the Investment  Manager had engaged  Founders Asset  Management LLC as Sub-advisor  for the
Portfolio  (formerly  the AST Founders  Passport  Portfolio)  for an annual rate of .60% of the average daily net assets of the Portfolio not in excess of $100 million; plus .50% of the portion of the average net assets in excess of $100 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Value  Portfolio:  An  annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio  : .20% of the  portion  of the  combined  average  daily net assets not in excess of $500 million;  plus .15% of the portion  over $500  million but not in excess of $1 billion;  plus .10% of the portion in excess of $1 billion.  Prior to May 1, 2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the Portfolio  (formerly the AST Janus Strategic Value  Portfolio) for an annual rate of .55% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the net assets  over $100 million but not in excess of $500  million;  plus .45% of the portion of the net assets over $500 million but not in excess of $2 billion;  plus .40% of the  portion of the net assets over $2 billion but not in excess of $5 billion;  plus .375% of the  portion  of the net assets  over $5  billion  but not in excess of $10  billion;  plus .35% of the  portion of the net assets over $10 billion.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Growth  Portfolio:  An annual  rate  equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar  to the  Portfolio:  .35% of the  portion  of the  combined  average  daily net assets not in excess of $100 million;  plus .30% of the portion over $100 million but not in excess of $300 million;  plus .25% of the portion over $300 million but not in excess of $500  million;  plus .20% of the  portion in excess of $500  million.  Prior to  December  10,
2001, the Investment Manager had engaged Zurich Scudder  Investments,  Inc. as Sub-advisor for the Portfolio  (formerly the
AST Scudder  Small-Cap  Growth  Portfolio)  for an annual rate of .50% of the average daily net assets of the Portfolio not in  excess of $100  million;  plus .45% of the  portion  of the net  assets  over  $100  million  but not in excess of $400 million;  plus .40% of the portion of the net assets over $400 million but not in excess of $900 million;  plus .35% of the portion of the net assets over $900 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Value  Portfolio:  An  annual  rate  equal to the following  percentages of the average daily net assets of the Portfolio:  .35% of the portion of the combined average daily net assets not in excess of $100  million;  plus .30% of the portion over $100  million but not in excess of $300  million;
plus .25% of the portion  over $300 million but not in excess of $500  million;  plus .20% of the portion in excess of $500 million.

         Deutsche Asset  Management,  Inc. for the AST DeAM Global  Allocation  Portfolio:  An annual rate equal to .05% of the average  daily net assets of the  Portfolio  and any future  series of American  Skandia  Advisor  Funds,  Inc. that is managed  by the  Sub-advisor  and  identified  by the  Sub-advisor  and the  Investment  Manager  as being  similar  to the
Portfolio.  Prior to May 1, 2002,  the Investment  Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor  for the  Portfolio  (formerly  the AST AIM Balanced  Portfolio)  for an annual rate of .45% of the portion of the average daily net assets of the Portfolio  not in excess of $75 million;  plus .40% of the portion of the average daily net assets of the
Portfolio  over $75 million but not in excess of $150 million;  plus .35% of the portion of the average daily net assets of the Portfolio in excess of $150 million.

         Federated Equity Management Company of Pennsylvania for the AST Federated Aggressive Growth Portfolio:  An annual rate of .50% of the portion of the average daily net assets not in excess of $100 million; plus .45% of the portion of the net assets over $100 million but not in excess of $400 million; plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Fred Alger  Management,  Inc. for the AST Alger All-Cap  Growth  Portfolio:  An annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor as being similar to the Portfolio:  .40% of the portion  of the  combined  average  daily net  assets not in excess of $500  million;  plus .35% of the  portion of the net assets over $500  million  but not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         Goldman Sachs Asset Management,  L.P. for the AST Goldman Sachs Small-Cap Value Portfolio:  An annual rate of .50%
of the average daily net assets of the Portfolio.

         Goldman Sachs Asset Management,  L.P. for the AST Goldman Sachs Mid-Cap Growth Portfolio:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Portfolio and AST Goldman Sachs  Concentrated
Growth  Portfolio and the following  series of American  Skandia Advisor Funds,  ASAF Goldman Sachs Mid-Cap Growth Fund and
ASAF Goldman Sachs  Concentrated  Growth Fund,  that are managed by the  Sub-advisor  and identified by the Sub-advisor and the  Investment  Manager as being  similar to the  Portfolios  .28% of the portion of the  average  daily net assets of the
Portfolios  not in excess of $1 billion  plus .25% of the portion of the net assets over $1 billion.  Prior to November 11,
2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor for the Fund (formerly the AST Janus
Mid-Cap  Growth  Portfolio)  for an annual  rate of .50% of the  portion of the  combined  average  daily net assets not in excess of $250  million;  plus .45% of the portion  over $250 million but not in excess of $750  million;  plus .40% of the portion over $750 million but not in excess of $1.5 billion; plus .35% of the portion in excess of $1.5 billion.

         Goldman Sachs Asset  Management,  L.P. for the AST Goldman Sachs  Concentrated  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and AST Goldman  Sachs
Mid-Cap  Growth Fund and the  following  series of American  Skandia  Advisor  Funds,  ASAF Goldman  Sachs  Mid-Cap  Growth
Portfolio and ASAF Goldman Sachs Concentrated  Growth Portfolio,  that are managed by the Sub-advisor and identified by the
Sub-advisor  and the  Investment  Manager as being similar to the  Portfolios  .28% of the portion of the average daily net assets of the  Portfolios  not in excess of $1 billion  plus .25% of the portion of the net assets  over $1 billion.  Prior to November 11, 2002, the  Investment  Manager had engaged Janus Capital  Management  LLC as Sub-advisor  for the Portfolio
(formerly the AST JanCap Growth Portfolio) for an annual rate of .45% of the average daily net assets of the Portfolio.

         Goldman Sachs Asset  Management,  L.P. for the AST Goldman Sachs High Yield  Portfolio:  An annual rate of .30% of the  average  daily net assets of the  Portfolio.  Prior to May 1, 2004,  the  Investment  Manager  had  engaged  Federated
Investment  Counseling as  Sub-advisor  for the Portfolio  (formerly the AST Federated  High Yield  Portfolio) at an annual rate of .50% of the portion of the average  daily net assets of the Portfolio  under $30 million;  plus .40% of the portion of the net assets  equal to or in excess of $30 million  but under $50  million;  plus .30% of the  portion  equal to or in excess of $50 million but under $75 million; and .25% of the portion equal to or in excess of $75 million.

         GAMCO  Investors,  Inc.  for the AST Gabelli  Small-Cap  Value  Portfolio:  An annual rate equal to the  following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .40% of the portion of the combined average daily net assets not in excess of $1 billion;  plus .30% of the portion of the net assets over $1 billion.  Prior to October 13,  2000,  the  Investment  Manager had engaged T. Rowe Price
Associates,  Inc. as Sub-advisor for the Portfolio  (formerly the AST T. Rowe Price Small Company Value  Portfolio),  for a
total  Sub-advisory  fee of .60% of the  portion  of the  average  daily net assets of the  Portfolio  not in excess of $20 million;  plus .50% of the  portion of the net  assets  over $20  million  but not in excess of $50  million.  When the net assets of the  Portfolio  exceeded $50 million,  the fee was an annual rate of .50% of the average  daily net assets of the
Portfolio.

         GAMCO  Investors,  Inc.  for the AST  Gabelli  All-Cap  Value  Portfolio:  An annual  rate equal to the  following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor and the Investment  Manager as being similar to the  Portfolio:  .50% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .40% of the portion of the net assets over $500  million.  Commencing  October 23, 2000,  GAMCO  Investors,  Inc.  has  voluntarily agreed to waive a portion of its fee equal to the  following  percentages  of the combined  average daily net assets of the
Portfolio and the  corresponding  series of American Skandia Advisor Funds,  Inc.  referenced above: .10% of the portion of the combined  average  daily net assets not in excess of $500  million,  .05% of the combined  assets over $500 million but not in excess of $1  billion,  and .10% of the  combined  assets  over $1  billion.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         Hotchkis and Wiley Capital  Management,  LLC for the AST Hotchkis & Wiley  Large-Cap  Value  Portfolio:  An annual rate of .30% of the average daily net assets of the Portfolio.  Prior to May 2, 2004,  the  Investment  Manager had engaged
INVESCO Funds Group,  Inc. for the Portfolio  (formerly the AST INVESCO Capital Income  Portfolio) at a Sub-advisory fee of an annual rate of .50% of the portion of the average daily net assets of the  Portfolio not in excess of $25 million;  plus
..45% of the portion of the net assets over $25  million but not in excess of $75  million;  plus .40% of the portion of the net assets in excess of $75  million  but not in excess of $100  million;  and .35% of the  portion of the net assets  over
$100 million.

         J.P. Morgan Investment Management Inc. for the AST JPMorgan  International Equity Portfolio:  An annual rate equal to the following  percentages:  .35% of the portion of the combined average daily net assets not in excess of $250 million;
plus  .33% of the  portion  over  $250  million  but not in excess of $500  million;  plus  .30% of the  portion  over $500 million.  Prior to January 20, 2004, the Investment  Manager had engaged  Strong  Capital  Management,  Inc. as Sub-advisor for the  Portfolio  (formerly  the AST Strong  International  Equity  Portfolio)  for an annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that was managed by the Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the  Portfolio:  .45% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .40% of the portion  over $500  million but not in excess of $1  billion;  plus .35% of the portion in excess of $1 billion.  Prior to December 10, 2001, the Investment  Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor for the Portfolio
(formerly  the AST AIM  International  Equity  Portfolio)  for an annual  rate equal to the  following  percentages  of the combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor  Funds,  Inc.  that was managed  by the  Sub-advisor  and  identified  by the  Sub-advisor  and the  Investment  Manager  as being  similar  to the
Portfolio:  .55% of the portion of the combined  average  daily net assets not in excess of $75  million;  plus .45% of the portion in excess of $75 million.

         Massachusetts  Financial  Services  for the AST MFS Global  Equity  Portfolio:  An annual rate of .425% of average daily net assets of the Portfolio.

         Massachusetts  Financial Services Company for the AST MFS Growth Portfolio:  An annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio,  the AST MFS Growth with Income  Portfolio and the domestic  equity series of American  Skandia  Advisor  Funds,  Inc.  that is managed by  Massachusetts  Financial  Services
Company:  .40% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .375% of the portion over $300 million but not in excess of $600  million;  plus .35% of the portion over $600 million but not in excess of $900  million;  plus .325% of the portion  over $900  million,  but not over $1.5  billion;  plus .25% of the portion in excess of $1.5 billion.

         Marsico  Capital  Management,  LLC for the AST Marsico  Capital Growth  Portfolio:  An annual rate of 0.45% of the average daily net assets of the Portfolio.  Commencing  March 1, 2001,  Marsico  Capital  Management,  LLC has  voluntarily agreed to waive the portion of its fee that exceeds the following  percentage  of the combined  average daily net assets of the Portfolio and the series of American  Skandia Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Investment  Manager and  Sub-advisor as being similar to the Portfolio:  .40% of the combined  average daily net assets of the Portfolio.  The Sub-advisor may terminate this voluntary agreement at any time.

         Neuberger  Berman  Management Inc. for the AST Neuberger Berman Mid-Cap Growth  Portfolio:  An annual rate of .45%
of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .40% of the portion of the net assets over $100 million.  Prior to May 1, 1998, the Investment Manager had engaged Berger  Associates,  Inc. as
Sub-advisor for the Portfolio  (formerly,  the Berger Capital Growth  Portfolio),  for a total  Sub-advisory fee of .55% of the average daily net assets of the  Portfolio not in excess of $25 million;  plus .50% of the portion of average daily net assets  over $25 million but not in excess of $50  million;  plus .40% of the portion of the average  daily net assets over
$50 million.

         Neuberger Berman  Management Inc. for the AST Neuberger Berman Mid-Cap Value Portfolio:  An annual rate of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $750  million;  plus .45% of the portion of the net assets  over $750  million  but not in excess of $1  billion;  plus .40% of the  portion  in excess of $1  billion.
Prior to May 1, 1998, the Investment Manager had engaged Federated  Investment  Counseling as Sub-advisor for the Portfolio
(formerly,  the Federated  Utility Income  Portfolio),  for a total  Sub-advisory fee of .50% of the portion of the average daily net assets of the Portfolio  not in excess $25 million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

         Commencing  January 1, 2002,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion of its fee so that the following fee schedule based on the combined  average daily net assets of the AST Neuberger  Berman Mid-Cap
Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio  (together,  the  "Portfolios"),  and the series of
American  Skandia Advisor Funds,  Inc. that are managed by the Sub-advisor and identified by the Sub-advisor and Investment
Manager as being  similar to the  Portfolios  is in effect:  .40% of the portion of the combined  average  daily net assets not in excess of $2 billion;  plus .35% of the portion  over $2 billion.  Commencing  January 1, 2002,  the  following  fee schedule  has been in effect:  .40% of the portion of the  combined  average  daily net assets not in excess of $1 billion;
plus .35% of the portion over $1 billion.

         Sanford C. Bernstein & Co., LLC for the value portion of the AST Alliance/Bernstein  Growth + Value Portfolio:  An
annual rate equal to .40% of the combined  average  daily net assets of the Value  Portfolio of the Portfolio and the Value
Portfolio of the series of American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-Adviser and identified by the
Sub-Adviser  and the  Investment  Manager as being  similar to the Portfolio  (specifically,  the Value portion of the ASAF
Alliance/Bernstein Growth + Value Fund).

         Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein Core Value  Portfolio:  An annual rate equal to the following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of  American  Skandia
Advisor Funds,  Inc. that is managed by the Sub-Advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar  to the  Portfolio:  .25% of the  portion  of the  combined  average  daily net assets not in excess of $500 million; plus .20% of the portion over $500 million.

         Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed Index 500 Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American Skandia
Advisor Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being  similar to the  Portfolio:  .1533% of the  portion of the  combined  average  daily net assets not in excess of $300 million;  plus .10% of the  portion of the net assets over $300  million.  Notwithstanding  the  foregoing,  the  following annual rate will apply for each day that the combined  average daily net assets are not in excess of $300 million:  .40% of the first $10 million of the combined  average daily net assets;  plus .30% of the next $40 million of the combined average daily net assets;  plus .20% of the next $50 million of the combined  average daily net assets;  plus .10% of the next $200 million of the combined  average daily net assets.  Prior to May 1, 2000, the Investment  Manager had engaged Bankers Trust
Company as Sub-advisor  for the Portfolio at a total  Sub-advisory  fee equal to the following  percentages of the combined average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor  and identified by the Sub-advisor  and the Investment  Manager as being similar to the Portfolio:  .17% of the portion  of the  combined  average  daily net  assets not in excess of $300  million;  plus .13% of the  portion of the net assets over $300 million but not in excess of $1 billion; plus .08% of the net assets over $1 billion.

         State Street Research and Management  Company for the AST State Street Research  Small-Cap  Growth  Portfolio:  An
annual  rate of 0.50% for first $350  million of the  average  daily net  assets;  plus 0.45% over $350  million of assets.
(The assets of the AST State Street  Research Small Cap Growth  Portfolio  will be aggregated  with the assets of all other portfolios managed or co-managed by Prudential  Investments LLC for which State Street serves as Sub-adviser,  for purposes of the fee  calculation).  Prior to May 1, 2004, the Investment  Advisor had engaged  Pilgrim Baxter & Associates,  Ltd. as
Sub-advisor for the Portfolio  (formerly the AST PBHG Small-Cap Growth  Portfolio) at an annual rate equal to the following percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,
Inc. that was managed by the Sub-advisor  and identified by the Sub-advisor and the Investment  Manager as being similar to the  Portfolio:  .50% of the portion of the combined  average daily net assets not in excess of $100 million;  plus .45% of the portion  over $100  million but not in excess of $400  million;  plus .40% of the portion  over $400 million but not in excess of $900  million;  plus .35% of the portion in excess of $900  million.  Between  January 1, 1999 and  September 17,
2001, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor for the Portfolio  (formerly the AST
Janus Small-Cap Growth  Portfolio),  for a total Sub-advisory fee of .50% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .45% of the  portion of the net assets  over $100  million but not in excess of $500  million;  plus .40% of the  portion of the net assets  over $500  million  but not in excess of $1 billion;
plus .35% of the portion of the net assets over $1 billion.  Prior to January 1, 1999, the  Investment  Manager had engaged
Founders Asset  Management LLC as Sub-advisor for the Portfolio  (formerly the Founders  Capital  Appreciation  Portfolio), for a total  Sub-advisory  fee of .65% of the portion of the average daily net assets of the Portfolio not in excess of $75 million;  plus .60% of the portion of the net assets over $75 million but not in excess of $150  million;  plus .55% of the portion of the net assets over $150 million.

         T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Asset Allocation  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .35% of the portion in excess of $25 million but not in excess of $50 million; and .25% of the portion in excess of $50 million.

         T. Rowe Price Associates,  Inc. for the AST T. Rowe Price Natural Resources  Portfolio:  An annual rate of .60% of the portion of the average  daily net assets of the  Portfolio  not in excess of $20  million;  plus .50% of the portion of the net  assets  over $20  million  but not in excess of $50  million.  When the net  assets of the  Portfolio  exceed  $50 million, the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         T. Rowe Price International,  Inc. for the AST T. Rowe Price Global Bond Portfolio:  An annual rate of .40% of the average daily net assets of the Portfolio.

         Lord,  Abbett & Co. LLC for the AST Lord Abbett  Bond-Debenture  Portfolio:  An annual rate of .35% of the portion of the average daily net assets of the  Portfolio  not in excess of $1 billion;  plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5 billion; and .20% of the portion over $1.5 million.

         Pacific Investment  Management  Company LLC for the AST PIMCO Total Return Bond Portfolio:  An annual rate of .30%
of the average daily net assets of the  Portfolio not in excess of $150 million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the Sub-advisor has voluntarily  agreed to waive a portion of its fee equal to .05% of the portion of the  Portfolio's  average daily net assets not in excess of $150  million.  The  Sub-advisor  may terminate this voluntary agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited Maturity Bond Portfolio:  An annual rate of
..30% of the average daily net assets of the  Portfolio  not in excess of $150  million;  and .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000, the  Sub-advisor  has  voluntarily  agreed to waive a portion of its fee  equal to .05% of the  portion  of the  Portfolio's  average  daily net  assets  not in  excess  of $150  million.  The
Sub-advisor may terminate this voluntary agreement at any time.

         Wells Capital Management,  Incorporated for the AST Money Market Portfolio:  An annual rate equal to the following percentages  of the combined  average  daily net assets of the Portfolio  and the series of American  Skandia  Master Trust that is managed by the Sub-Advisor and is similar to the Portfolio:  .07% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .05% of the portion over $500 million but not in excess of $1.5  billion;  plus
..04% of the portion in excess of $1.5  billion.  Prior to  September  17,  2001,  the  Investment  Manager had engaged J.P.
Morgan Investment  Management Inc. as Sub-advisor for the Portfolio at a total  Sub-advisory fee of an annual rate equal to the following  percentages  of the combined  average  daily net assets of the Portfolio and the series of American  Skandia
Master Trust that is managed by J.P. Morgan  Investment  Management Inc. and identified by it and ASISI as being similar to the  Portfolio:  .09% of the portion of the combined  average daily net assets not in excess of $500 million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         William Blair & Company L.L.C. for the AST William Blair International  Growth Portfolio:  An annual rate equal to the following  percentages  of the combined  average  daily net assets of the Portfolio and the series of American  Skandia
Advisor Funds that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the  Portfolio:  .30% of the portion of the  combined  average  daily net assets not in excess of $500  million;
plus .25% of the  portion  over $500  million  but not in excess of $1  billion;  plus .20% of the  portion in excess of $1 billion.  Prior to November 11, 2002, the Investment  Manager had engaged Janus Capital  Management LLC as Sub-advisor  for the  Portfolio  (formerly,  the AST Janus  Overseas  Growth  Portfolio)  for an annual  rate of .60% of the  portion of the average  daily net  assets  of the  Portfolio  not in excess of $100  million;  when the  average  daily net  assets of the
Portfolio  equal or exceed  $100  million,  the  annual  rate will be .50% of the  entire  average  daily net assets of the
Portfolio.

         From time to time, the Sub-advisor may reimburse the Investment Manager or the Portfolio,  as the case may be, for expenses  related but not limited to the  printing and mailing of  prospectus  supplements  and  marketing  materials  that became inaccurate due to an event caused by the Sub-advisor such as a portfolio  manager  replacement or the replacement of a sub-advisor.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Deutsche Asset Management, Inc. ("DAMI") is a wholly owned indirect subsidiary of Deutsche Bank A.G.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         GAMCO  Investors,  Inc.  ("GAMCO") is a New York  corporation  organized  in 1999 as  successor to the  investment advisory  business  of a New York  corporation  of the  same  name  that was  organized  in 1978.  GAMCO is a  wholly-owned subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock Exchange.  Mr.
Mario J. Gabelli may be deemed a  "controlling  person" of GAMCO on the basis of his  controlling  interest in GAMI.  GAMCO has several affiliates that also provide investment advisory services.

         T. Rowe Price  Associates,  Inc. is a  wholly-owned  subsidiary  of T. Rowe Price Group,  Inc., a  publicly-traded holding company engaged in the financial services and investment management business.

         Alliance Capital Management  Corporation ("ACMC"), is an indirect wholly-owned  subsidiary of AXA Financial,  Inc.
("AXA Financial"),  is the general partner of Alliance Capital Management,  L.P. ("Alliance  Capital").  As of December 31,
2001, Alliance Capital Management Holding L.P.  ("Alliance  Holding") owned approximately 30.1% of the outstanding units of limited  partnership  interest in Alliance Capital  ("Alliance  Units").  ACMC is the general partner of Alliance  Holding, whose equity interests are traded on the New York Stock Exchange,  Inc.  ("NYSE") in the form of units  ("Alliance  Holding
Units"). As of December 31, 2001, AXA Financial,  together with certain of its wholly-owned  subsidiaries,  including ACMC, beneficially  owned  approximately  2.1% of the outstanding  Alliance  Holding Units and 51.7% of the outstanding  Alliance
Units.  AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Massachusetts  Financial  Services Company is a subsidiary of Sun Life of Canada (US) Financial Services Holdings,
Inc. which in turn is an indirect  wholly owned  subsidiary of Sun Life Services of Canada,  Inc. ( a diversified  services organization).

         Lord, Abbett & Co. LLC ("Lord Abbett") is a Delaware limited liability  company with the following  Partners,  all of whom are actively  involved in the management of Lord Abbett:  Tracie E. Ahern, Joan A. Binstock,  Michael Brooks,  Zane
E. Brown,  Patrick Browne,  Daniel E. Carper, John J. DiChiaro,  Sholom Dinsky,  Lesley-Jane Dixon, Robert S. Dow, Kevin P.
Ferguson,  Robert P. Fetch,  Daria L. Foster,  Daniel H. Frascarelli,  Robert I. Gerber,  Michael S. Goldstein,  Michael A.
Grant,  Howard E. Hansen,  Paul A. Hilstad,  W. Charles Hofer,  W. Thomas Hudson,  Jr., Cinda Hughes,  Ellen G.  Itskovitz,
Lawrence H. Kaplan,  Robert A. Lee, Maren Lindstrom,  Gregory M. Macosko,  Thomas Malone,  Charles Massare, Jr., Stephen J.
McGruder,  Paul McNamara,  Robert G. Morris, Robert J. Noelke, A. Edward Oberhaus,  III, R. Mark Pennington,  Walter Prahl,
Michael Rose,  Eli M.  Salzmann,  Douglas B. Sieg,  Richard  Sieling,  Michael T. Smith,  Richard  Smola,  Diane  Tornejal,
Christopher J. Towle, Edward K. von der Linde and Marion Zapolin.

         Neuberger  Berman  Management  Inc. is an indirect  wholly owned  subsidiary  of Lehman  Brothers  Holding Inc., a publicly traded holding company.

         Marsico Capital Management LLC is a wholly-owned indirect subsidiary of Bank of America Corporation.

         Martin Cohen and Robert H. Steers may be deemed "controlling  persons" of Cohen & Steers Capital Management,  Inc.
on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         T. Rowe Price International, Inc. an indirect wholly owned subsidiary of T. Rowe Price Group, Inc.

         Federated  Equity  Management  Company of  Pennsylvania,  organized  as a Delaware  statutory  trust in 2003,  and
Federated Global Investment Management Corp., organized as a Delaware corporation in 1995.

         Pacific  Investment  Management Company LLC ("PIMCO"),  a Delaware limited liability company,  is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P.,  ("ADAM LP").  Allianz  Aktiengesellschaft  ("Allianz AG")
is the  indirect  majority  owner of ADAM  LP.  Allianz  AG is a  European-based,  multinational  insurance  and  financial services holding company.  Pacific Life Insurance Company holds an indirect minority interest in ADAM LP.

         The Administrator  and Transfer and Shareholder  Servicing Agent:  PFPC Inc. (the  "Administrator"),  103 Bellevue
Parkway,  Wilmington,  Delaware 19809, a Delaware corporation that is an indirect wholly-owned  subsidiary of PNC Financial
Corp.,  serves as the  Administrator  and  Transfer  and  Shareholder  Servicing  Agent for the Trust.  Pursuant to a Trust
Accounting and  Administration  Agreement between the Trust and the Administrator,  dated May 1, 1992 (the  "Administration
Agreement"),  the  Administrator  has agreed to provide certain fund accounting and  administrative  services to the Trust, including,  among other services,  accounting relating to the Trust and investment  transactions of the Trust;  computation of daily net asset values;  maintaining  the Trust's books of account;  assisting in monitoring,  in  conjunction  with the
Investment Manager,  compliance with the Portfolios'  investment  objectives,  policies and restrictions;  providing office space and equipment necessary for the proper  administration and accounting functions of the Trust;  monitoring  investment activity  and  income of the Trust for  compliance  with  applicable  tax laws;  preparing  and filing  Trust tax  returns;
preparing  financial  information in connection  with the  preparation of the Trust's  annual and  semi-annual  reports and making  requisite  filings  thereof;  preparing  schedules of Trust share  activity for footnotes to financial  statements;
furnishing financial  information  necessary for the completion of certain items to the Trust's registration  statement and necessary to prepare and file Rule 24f-2 notices;  providing an  administrative  interface  between the Investment  Manager and the Trust's  custodian;  creating and maintaining all necessary  records in accordance with applicable  laws, rules and regulations,  including,  but not limited to, those records  required to be kept  pursuant to the 1940 Act; and  performing such other  duties  related to the  administration  of the Trust as may be requested by the Board of Trustees of the Trust.
The  Administrator  does not have any  responsibility  or  authority  for the  management  of the assets of the Trust,  the determination of its investment  policies,  or for any matter  pertaining to the  distribution of securities  issued by the
Trust.

         Under the terms of the Administration  Agreement,  the Administrator shall not be liable for any error of judgment or  mistake  of law or for any loss or  expense  suffered  by the  Trust,  in  connection  with the  matters  to which  the
Administration  Agreement  relates,  except for a loss or expense resulting from willful  misfeasance,  bad faith, or gross negligence on its part in the  performance  of its duties or from reckless  disregard by it of its  obligations  and duties under the Agreement. Any person, even though also an officer,  director,  partner,  employee or agent of the Administrator, who may be or become an officer,  Trustee,  employee or agent of the Trust,  shall be deemed when rendering services to the
Trust or acting on any  business of the Trust  (other than  services or  business in  connection  with the  Administrator's duties under the  Administration  Agreement) to be rendering  such services to or acting solely for the Trust and not as an officer,  director,  partner, employee or agent or one under the control or direction of the Administrator even though paid by them.

         As compensation for the services and facilities provided by the Administrator under the Administration  Agreement, the Trust has agreed to pay to the  Administrator  the greater of certain  percentages  of the average  daily net assets of each  Portfolio or certain  specified  minimum annual amounts  calculated  for each  Portfolio.  Except for the AST Sanford
Bernstein  Managed Index 500  Portfolio,  the  percentages of the average daily net assets are: (a) 0.10% of the first $200 million;  (b) 0.06% of the next $200 million;  (c) 0.0275% of the next $200 million;  (d) 0.02% of average daily net assets over $1 billion.  The  percentages  for the AST Sanford  Bernstein  Managed Index 500 Portfolio are: (a) 0.05% of the first
$200  million;  (b) 0.03% of the next  $200  million;  (c)  0.0275  of the next  $200  million;  (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

         The minimum amount is $75,000 for each of the AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth
Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio,  the AST Gabelli Small-Cap Value Portfolio,  the AST Neuberger
Berman  Mid-Cap  Growth  Portfolio,  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio,  the AST T. Rowe Price  Natural
Resources  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST Hotchkis &
Wiley Large-Cap Value  Portfolio,  the AST Cohen & Steers Realty  Portfolio,  the AST Sanford  Bernstein  Managed Index 500
Portfolio,  the AST American Century Income & Growth Portfolio,  the AST Lord Abbett Growth and Income  Portfolio,  the AST
DeAM Global  Allocation  Portfolio,  the AST American Century  Strategic  Balanced  Portfolio,  the AST T. Rowe Price Asset
Allocation  Portfolio,  the AST Goldman  Sachs High Yield  Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST
PIMCO Limited Maturity Bond Portfolio and the AST Money Market  Portfolio.  The minimum amount is $100,000 for the AST DeAM
International  Equity  Portfolio,  the AST JPMorgan  International  Equity Portfolio,  the AST William Blair  International
Growth  Portfolio  and the AST T. Rowe Price Global Bond  Portfolio.  For all of these  Portfolios,  monthly fees have been frozen at the amounts paid for the month of December 1999.  Monthly fees for the AST MFS Global Equity  Portfolio,  the AST
MFS Growth Portfolio and the MFS Growth with Income  Portfolio have been frozen at levels  determined under the asset-based fee  schedule  set forth  above based on December  1999 asset  levels,  without  regard to any  minimum  amounts.  The fees payable to the  Administrator  for those  Portfolios  that  commenced  operations  during 2000 and 2001( the AST  Federated
Aggressive Growth Portfolio,  the AST Goldman Sachs Mid-Cap Growth Portfolio,  the AST Alger All-Cap Growth Portfolio,  the
AST Gabelli  All-Cap Value  Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio,  and the AST Lord Abbett  Bond-Debenture
Portfolio,  the AST  Alliance/Bernstein  Growth + Value Portfolio and the AST Sanford  Bernstein Core Value  Portfolio) are
not  subject to any freeze and each such  Portfolio  will pay the  Administrator  the  greater of the asset  based fee or a phased-in  minimum amount equal to $34,375 for the first twelve months of the Portfolio's  operations.  The fees payable to the  Administrator  for any Portfolio that has not commenced  operations  prior to the date of this Statement  would not be subject  to any  freeze  and each such  Portfolio  will pay the  Administrator  the  greater  of the  asset  based fee or a phased-in  minimum  amount  equal to  $34,375  for the  first  twelve  months  of the  Portfolio's  operations.  These  fee arrangements  will remain in effect until such time as the  aggregate  fee resulting  from the  application  of revised fee schedules  based on the  combined  average  daily net assets of each  Portfolio  and the  corresponding  series of American
Skandia Advisor Funds, Inc. would result in a lower fee, at which point the revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses of the Administrator include, but are not limited to, postage and mailing, forms, envelopes,  checks, toll-free lines (if requested by the Trust), telephone,  hardware and telephone lines for remote terminals (if required by the Trust),  wire fees,  certificate  issuance fees,  microfiche and  microfilm,  telex,  federal express,  outside  independent  pricing service  charges,  record  retention/storage  and proxy  solicitation,  mailing and tabulation  expenses (if required by the Trust).  For the years ended December 31, 2001,  2002 and 2003, the Trust paid the
Administrator  $10,876,193,  $10,173,593  and  $10,034,859  respectively.  These  amounts  do  not  included  out-of-pocket expenses for which the Administrator was reimbursed.

         The  Administration  Agreement  provides  that it will  continue in effect from year to year.  The  Administration
Agreement is terminable,  without penalty, by the Board of Trustees,  by vote of a majority (as defined in the 1940 Act) of the  outstanding  voting  securities,  or by the  Administrator,  on not less than sixty days' notice.  The  Administration
Agreement shall automatically  terminate upon its assignment by the Administrator  without the prior written consent of the
Trust, provided, however, that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

         Subject to the  supervision  of the Board of Trustees of the Trust,  decisions to buy and sell  securities for the
Trust  are made  for each  Portfolio  by its  Sub-advisor.  Generally,  the  primary  consideration  in  placing  Portfolio securities  transactions  with  broker-dealers  is to obtain,  and maintain the  availability of, execution at the best net price available and in the most effective  manner  possible.  Each  Sub-advisor is authorized to allocate the orders placed by it on behalf of the  applicable  Portfolio  to brokers who also  provide  research  or  statistical  material,  or other services  to the  Portfolio  or the  Sub-advisor  for  the  use of the  applicable  Portfolio  or the  Sub-advisor's  other accounts.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall  determine.  The Sub-advisor may consider  sale of shares of the  Portfolios  or variable  insurance  products  that use the  Portfolios  as  investment vehicles,  or may  consider or follow  recommendations  of the  Investment  Manager that take such sales into  account,  as factors in the selection of brokers to effect portfolio  transactions for a Portfolio,  subject to the requirements of best net price  available and most  favorable  execution.  In this regard,  the Investment  Manager has directed  certain of the
Sub-advisors  to try to effect a portion of their  Portfolios'  transactions  through  broker-dealers,  including ASM, that give prominence to variable insurance products using the Portfolios as investment  vehicles,  to the extent consistent with best net price available and most favorable execution.

         As noted  above,  a  Sub-advisor  may  purchase  new  securities  on  behalf  of the  applicable  Portfolio  in an underwritten  fixed  price  offering.  In these  situations,  the  underwriter  or selling  group  member may  provide  the
Sub-advisor  with  research in addition  to selling  the  securities  (at the fixed  public  offering  price).  Because the offerings are conducted at a fixed price,  the ability to obtain research from a broker/dealer  in this situation  provides knowledge that may benefit the Portfolio without incurring  additional  costs.  These  arrangements may not fall within the safe harbor of Section 28(e) of the Securities  Exchange Act of 1934 because the  broker/dealer  is considered to be acting in a  principal  capacity  in  underwritten  transactions.  However,  the  NASD  has  adopted  rules  expressly  permitting broker/dealers  to provide  bona fide  research  to  advisors  in  connection  with fixed  price  offerings  under  certain circumstances.  As a general matter,  in these  situations,  the underwriter or selling group member will provide  research credits at a rate that is higher than that which is available for secondary market transactions.

         Subject to the rules  promulgated by the SEC, as well as other  regulatory  requirements,  a Sub-advisor  also may allocate  orders to brokers or dealers  affiliated  with the  Sub-advisor  or the  Investment  Manager,  such as ASM.  Such allocation  shall be in such amounts and proportions as the Sub-advisor  shall determine and the Sub-advisor will report on said allocations either to the Investment Manager,  which will report on such allocations to the Board of Trustees,  or, if requested, directly to the Board of Trustees.

         In selecting a broker to execute each particular  transaction,  each Sub-advisor  will take the following  factors among other factors into consideration:  the best net price available;  the reliability,  integrity and financial condition of the broker;  the size and difficulty in executing the order;  and the value of the expected  contribution  of the broker to the investment  performance of the Portfolio on a continuing basis.  Accordingly,  the cost of the brokerage commissions in any  transaction  may be greater than that  available  from other brokers if the  difference is reasonably  justified by other  aspects of the brokerage  services  offered.  Subject to such  policies and  procedures as the Board of Trustees may determine,  a  Sub-advisor  shall not be deemed to have acted  unlawfully  or to have breached any duty solely by reason of its having caused a Portfolio to pay a broker that provides  research  services to the  Sub-advisor an amount of commission for  effecting  an  investment  transaction  in excess of the amount of  commission  another  broker would have charged for effecting that  transaction,  if the Sub-advisor  determines in good faith that such amount of commission was reasonable in relation  to the  value of the  research  service  provided  by such  broker  viewed  in terms of  either  that  particular transaction or the Sub-advisor's  ongoing  responsibilities  with respect to a Portfolio or its managed accounts generally.
For the years ended December 31, 2001,  2002 and 2003,  aggregate  brokerage  commissions of  $48,618,098,  $43,685,969 and
$28,515,246  respectively,  were paid in relation to brokerage  transactions  for the Trust.  The  increase in  commissions paid corresponds roughly to the increase in the Trust's net assets during those periods.

The table below sets forth certain  information  concerning payment of commissions by the Trust,  including the commissions paid to an affiliated broker for the fiscal years ended December 31, 2003, 2002 and 2001.

                                                                       AST Alger All-Cap Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $2,062,078                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Fred Alger & Co.).....................................             238,035              $1,121,083              $969,295
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             11.54%                 38.87%                 49.33%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             15.09%                 42.46%                 49.36%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................           $1,036,098                 N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             50.24%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             53.23%                   N/A                    N/A

..........                                                     AST Alliance /Bernstein Growth and Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................             $59,230                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford C. Bernstein & Co., LLC)......................             $45,970                $60,043                $76,664
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             77.61%                 98.33%                  100%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             77.77%                 97.82%                  100%

                                                                                AST Alliance Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $487,792                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford C. Bernstein & Co., LLC)......................              7,920                 $2,880                   N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              1.62%                  0.35%                   N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              1.59%                  0.44%                   N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $114,064                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             23.38%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             27.83%                   N/A                    N/A

                                                                       AST Alliance Growth + Income Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $3,199,791                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford C. Bernstein & Co., LLC)......................             175,250               $114,309                  N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              5.47%                  2.33%                   N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              4.69%                  2.75%                   N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................           $1,178,779                 N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             36.83%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             38.87%                   N/A                    N/A

..........                                                     AST American Century Income & Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $775,699                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(J.P.  Morgan  Securities,   Prudential  Securities,  First
Union Capital Markets and Wachovia Securities, LLC)....              $744                  $1,008                 $3,440
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              0.09%                  0.13%                  0.89%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              0.11%                  0.12%                  0.50%

..........                                                        AST American Century Strategic Balanced Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $389,523                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(J.P. Morgan Securities,  Inc., Prudential Securities,  and
First Union Capital Markets)...........................             $2,288                 $1,069                 $1,480
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              0.58%                  0.23%                  0.89%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              0.66%                  0.30%                  0.50%

                                                                       AST Cohen & Steers Realty Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $338,839                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Wachovia Capital Markets).............................              $846                    N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              .25%                    N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              .17%                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................             $31,892                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................              9.41%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................              8.38%                   N/A                    N/A

..........                                                                 AST DeAM Global Allocation Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission                                            N/A                    N/A                    N/A
Total Brokerage  Commission paid to affiliated  brokers (DB
Alex Brown)                                                           N/A                  $32,104                  N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers                                                    N/A                  61.36%                   N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers                                                    N/A                  99.21%                   N/A

..........                                                                AST Gabelli All-Cap Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $178,271                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Gabelli Securities and Wexford).......................            $139,174               $173,437               $324,864
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             78.06%                 77.59%                 84.58%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             80.18%                 86.16%                 86.49%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................             $6,665                   N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................              3.73%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................              3.49%                   N/A                    N/A

..........                                                              AST Gabelli Small-Cap Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $775,755                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Gabelli   Securities,   Wachovia   Securities,   LLC,  and
Prudential Securities, Inc.)...........................            $389,581               $451,360               $833,002
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             50.22%                 61.69%                 84.93%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             46.18%                 63.79%                 88.61%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................             $34,673                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................              4.47%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................              4.48%                   N/A                    N/A

..........                                                          AST Goldman Sachs Concentrated Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,961,277                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $695,993                  N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             35.49%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             37.08%                   N/A                    N/A

..........                                                              AST Goldman Sachs Mid-Cap Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $389,050                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Goldman Sachs & Co. and Prudential Securities, Inc.)..              $346                    N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              .08%                    N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              .12%                    N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $151,029                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             38.82%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             38.74%                   N/A                    N/A

..........                                                           AST Goldman Sachs Small-Cap Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,110,391                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Goldman  Sachs & Co.,  Prudential  Securities,  Inc.,  and
Wachovia Securities LLC)...............................             $24,416                $34,527                $62,286
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              2.19%                  1.37%                  2.92%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              1.97%                  1.74%                  8.00%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $222,846                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             20.06%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             18.56%                   N/A                    N/A

..........                                                     AST Hotchkis & Wiley Large-Cap Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $803,548                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $295,812                  N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             36.81%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             24.45%                   N/A                    N/A

..........                                                              AST Marsico Capital Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $3,041,073                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing) ..........................            $646,342                $31,960               $168,782
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             21.25%                  1.12%                  6.73%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             24.96%                  1.80%                  6.21%

..........                                                                       AST MFS Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $4,155,736                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $889,853                  N/A                 $334,259
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             21.41%                   N/A                   100%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             16.27%                   N/A                   100%

..........                                                     AST Neuberger Berman Mid-Cap Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,164,980                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Neuberger Berman LLC).................................            $191,778               $203,926               $265,587
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             16.46%                 21.37%                 31.57%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             16.18%                 21.05%                 29.79%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $222,760                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             19.12%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             19.39%                   N/A                    N/A

..........                                                     AST Neuberger Berman Mid-Cap Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,834,515                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Neuberger Berman LLC).................................            $651,777              $1,002,560             $1,984,021
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             35.52%                 37.23%                 37.98%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             33.75%                 37.61%                 37.25%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $730,876                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             39.84%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             38.79%                   N/A                    N/A

..........                                                     AST State Street Research Small-Cap Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,549,522                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $235,797                  N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             15.22%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             16.67%                   N/A                    N/A

..........                                                              AST Sanford Bernstein Core Value Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $939,295                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford C. Bernstein & Co., LLC)                                  $346,164               $373,954                $73,730
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             36.85%                 95.22%                  100%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             36.31%                 98.45%                  100%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $306,092                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................              32.58                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             33.41%                   N/A                    N/A

..........                                                     AST Sanford Bernstein Managed Index 500 Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $870,921                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Sanford C. Bernstein & Co., LLC)                                  $346,136               $324,048               $446,700
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             39.74%                 28.09%                 41.07%
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             42.40%                 25.54%                 40.57%
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $284,861                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             32.70%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             31.48%                   N/A                    N/A

..........                                                     AST JPMorgan International Equity Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $843,780                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................             $91,992                  N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             10.90%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             11.43%                   N/A                    N/A

                                                                       AST T. Rowe Price Asset Allocation Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $159,024                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Prudential Securities, Inc. and Wachovia Securities LLC)            $675                    N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              0.42%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              0.44%                   N/A                    N/A

..........                                                              AST T. Rowe Natural Resources Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................            $154,699                  N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(Wachovia Securities LLC)                                           $5,710                   N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................              3.69%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................              1.88%                   N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................             $26,587                  N/A                    N/A
Percentage of total brokerage  commissions paid to American
Skandia Marketing......................................             17.18%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
American Skandia Marketing.............................             19.88%                   N/A                    N/A

..........                                                              AST William Blair International Growth Portfolio
                                                             ---------------------- ---------------------- ----------------------
                                                             December 31, 2003      December 31, 2002      December 31, 2001
                                                             ---------------------- ---------------------- ----------------------
                                                             ---------------------- ---------------------- ----------------------
Total Brokerage Commission.............................           $1,270,459                 N/A                    N/A
Total  Brokerage  Commission  paid  to  affiliated  brokers
(American Skandia Marketing)...........................            $555,036                  N/A                    N/A
Percentage   of  total   brokerage   commissions   paid  to
affiliated brokers.....................................             43.69%                   N/A                    N/A
Percentage  of the  aggregate  dollar  amount of  portfolio
transactions   involving  the  payment  of  commissions  to
affiliated brokers.....................................             51.93%                   N/A                    N/A

ALLOCATION OF INVESTMENTS:

         The Sub-advisors  have other advisory  clients,  some of which have similar  investment  objectives to one or more
Portfolios for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged to provide advisory services  for more than one of the Trust's  Portfolios.  There will be times when a  Sub-advisor  may  recommend  purchases and/or sales of the same securities for a Portfolio and such Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each  Sub-advisor  to allocate  purchases  and sales among a Portfolio  and its other  clients,  including other Trust Portfolios for which it provides advisory services,  in a manner which the Sub-advisor deems equitable,  taking into consideration such factors as size of account,  concentration of holdings,  investment  objectives,  tax status,  cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

         The net asset  value per share  ("NAV") of each  Portfolio  is  determined  as of the time of the close of regular trading on the New York Stock  Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  Currently,  the Exchange is closed on Saturdays  and Sundays and on New Year's Day,  Martin  Luther
King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

..........All Portfolios with the exception of the AST Money Market  Portfolio:  The net asset value per share of all of the
Portfolios  with the  exception  of the AST Money  Market  Portfolio  is  determined  by dividing  the market  value of its securities as of the close of trading plus any cash or other assets (including  dividends and accrued interest  receivable)
less all liabilities  (including accrued expenses),  by the number of shares outstanding.  Portfolio securities,  including open short  positions  and options  written,  are valued at the last sale price on the  securities  exchange or  securities market  on which  such  securities  primarily  are  traded.  Securities  for  which  the  primary  market  is the  National
Association of Securities  Dealer's  Automatic  Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price
(as defined by NASDAQ).  Securities not listed on an exchange or securities  market,  or securities in which there were not transactions  on that day,  are valued at the average of the most recent bid and asked  prices,  except in the case of open short  positions  where the asked price is available.  Any  securities  or other assets for which recent market  quotations are not readily  available are valued at fair market value as determined in good faith by or under  procedures  established by the  Board of  Trustees.  Short-term  obligations  with  sixty  days or less  remaining  to  maturity  are  valued on an amortized  cost basis.  Expenses and fees,  including  the  investment  management  fees,  are accrued daily and taken into account for the purpose of determining net asset value of shares.

..........Generally,  trading in foreign  securities,  as well as U.S. Government  securities,  money market instruments and repurchase  agreements,  is  substantially  completed  each day at various  times prior to the close of the  Exchange.  The values of such  securities  used in computing the net asset value of the shares of a Portfolio  generally are determined as of such  earlier  times.  Foreign  currency  exchange  rates  are  also  generally  determined  prior  to the  close of the
Exchange.  Occasionally,  events  affecting  the value of such  securities  and such  exchange  rates may occur between the times at which they usually are  determined  and the close of the  Exchange.  If such  extraordinary  events  occur,  their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

..........Foreign  securities are valued on the basis of quotations  from the primary  market in which they are traded.  All assets and liabilities  initially  expressed in foreign  currencies will be converted into U.S. dollars at an exchange rate quoted by a major bank that is a regular  participant in the foreign  exchange  market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

..........AST Money Market Portfolio:  For the AST Money Market  Portfolio,  all securities are valued by the amortized cost method.  The  amortized  cost method of  valuation  values a security at its cost at the time of  purchase  and  thereafter assumes a constant  amortization to maturity of any discount or premium,  regardless of the impact of fluctuating  interest rates on the  market  value of the  instrument.  The  purpose of this  method of  calculation  is to attempt to  maintain a constant  net asset value per share of $1.00.  No assurance  can be given that this goal can be  attained.  If a difference of more than 1/2 of 1% occurs between  valuation  based on the amortized  cost method and valuation  based on market value, the Trustees will take steps  necessary to reduce such  deviation or any unfair results to  shareholders,  such as changing dividend  policy,  shortening the average  maturity of the investments in the Portfolio or valuing  securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES:

         The Trust has entered  into  separate  agreements  for the sale of shares with  American  Skandia  Life  Assurance
Corporation  ("ASLAC")  and  Kemper  Investors  Life  Insurance  Company  ("Kemper"),   respectively.   Pursuant  to  these
agreements,  the Trust will pay ASLAC and Kemper for printing and delivery of certain  documents to the  beneficial  owners of Trust  shares who are holders of variable  annuity and  variable  life  insurance  policies  issued by ASLAC and Kemper.
Such documents may include but are not limited to  prospectuses,  information  statements,  semi-annual  and annual reports and any proxy  materials.  The Trust  pays  ASLAC  0.10%,  on an  annualized  basis,  of the net asset  value of the shares legally owned by any separate  account of ASLAC,  and pays Kemper 0.10%, on an annualized  basis, of the net asset value of the shares legally owned by the separate  accounts of Kemper named in the sales  agreement.  A complete  description of the manner by which the Trust's  shares may be purchased and redeemed  appears in the  Prospectus  under the heading  "Purchase and Redemption of Shares."

         Distribution  Plan. The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 under the 1940 Act to permit American  Skandia  Marketing,  Incorporated  ("ASM"),  an affiliate of ASISI,  to receive  brokerage commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Prudential  Investment  Management  Services LLC ("PIMS") is  co-distributor along with ASM (each a  "Distributor"  and together  the  "Distributors").  Under the  Distribution  Plan,  ASM may use the
brokerage  commissions  received to pay  various  distribution-related  expenses,  such as  advertising,  printing of sales materials,  training sales  personnel,  and paying  marketing fees requested by  broker-dealers  who sell variable  annuity contracts  and variable  life  insurance  policies  the  premiums for which are invested in Shares of the Trust  ("variable contracts").  ASM may  receive  compensation  under the  Distribution  Plan  regardless  of whether it  actually  uses such compensation  to  pay  distribution  expenses.  However,  it  is  anticipated  that  amounts  received  by  ASM  under  the
Distribution  Plan  will  be  used  entirely  to  pay  distribution  expenses  and  administrative   expenses  relating  to
implementation  and  operation  of the  Distribution  Plan,  and that ASM likely will not earn a profit  directly  from the compensation  received under the Distribution  Plan. During the year ended December 31, 2003, ASM received  $8,091,627 from the Portfolios under the Distribution Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The Distribution  Plan was adopted by a majority vote of the Trustees of the Trust,  including at least a majority of  Trustees  who are not  "interested  persons"  of the  Portfolios  (as  defined in the 1940 Act) and who do not have any direct or indirect  financial  interest in the operation of the  Distribution  Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Distribution  Plan, the Trustees of the Trust  considered,  among other factors,  that the Distribution Plan could improve a Distributor's  ability to attract new investments in the Portfolios by enabling it to compensate  broker-dealers  selling variable products  adequately and in the most effective manner, and that the resulting  increase in the Portfolios'  assets should enable the Portfolios to achieve  greater  economies of scale and lower their  per-share  operating  expenses.  The Trustees of the Trust believe that there is a reasonable  likelihood that the  Distribution  Plan will benefit each  Portfolio and its current and future  shareholders  in the manner  contemplated.
The Distribution Plan was also approved by a majority of the outstanding voting securities of each Portfolio.

..........The  Distribution  Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved  annually by vote of the  Trustees in the manner  described  above.  The  Distribution  Plan may not be amended to materially  change the source of monies from which  distribution  expenses are paid under the Plan without  approval of the shareholders of each Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act, and material  amendments to the  Distribution  Plan must also be approved by the Trustees of the Trust in the manner  described above. The Distribution
Plan may be  terminated  at any time,  without  payment of a penalty,  by vote of the majority of the Trustees of the Trust who are not interested  persons of a Portfolio and have no direct or indirect  financial  interest in the operations of the
Plan, or by a vote of a "majority of the  outstanding  voting  securities"  (as defined in the 1940 Act) of each  Portfolio affected  thereby entitled to vote thereon under the 1940 Act. The Distribution  Plan will  automatically  terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the  Distribution  Plan,  ASM  provides to each  Portfolio,  for review by the  Trustees of the
Trust, a quarterly  written report of the amounts  received by ASM under the Plan, the amounts expended under the Plan, and the  purposes  for which  such  expenditures  were  made.  The  Trustees  of the Trust  will  review  such  information  on compensation and expenditures in considering the continued appropriateness of the Distribution Plan.

         The  distribution  expenses  paid under the  Distribution  Plan will be intended to result in the sale of variable products,  the assets  attributable  to which may be invested in various  Portfolios of the Trust.  As a result,  brokerage commissions  incurred by a Portfolio under the  Distribution  Plan may be used in a manner that promotes the sale of shares of  other  Portfolios.  Certain  Portfolios  of the  Trust  may  not  be  available  for  new  or  additional  investments.
Distribution  expenses will be allocated  among the Portfolios on different  bases (e.g.,  relative asset size and relative new sales of the  Portfolios)  depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST:

         The amendment and  restatement of the Trust's  Declaration of Trust dated October 31, 1988,  which governs certain
Trust  matters,  permits the  Trust's  Board of Trustees to issue  multiple  classes of shares,  and within each class,  an unlimited  number of shares of beneficial  interest with a par value of $.001 per share.  Each share entitles the holder to one vote for the  election of  Trustees  and on all other  matters  that are not  specific  to one class of shares,  and to participate  equally in  dividends,  distributions  of  capital  gains and net assets of each  applicable  Portfolio.  Only shareholders  of shares of a specific  Portfolio may vote on matters  specific to that  Portfolio.  Shares of one class may not bear the same  economic  relationship  to the  Trust as  shares  of  another  class.  In the  event of  dissolution  or liquidation,  holders of shares of a Portfolio will receive pro rata,  subject to the rights of creditors,  the proceeds of the sale of the assets held in such  Portfolio less the  liabilities  attributable  to such  Portfolio.  Shareholders  of a
Portfolio will not be liable for the expenses, obligations or debts of another Portfolio.

..........There are no preemptive or conversion  rights  applicable to any of the Trust's shares.  The Trust's shares,  when issued,  will be fully paid,  non-assessable  and  transferable.  The Trustees may at any time create  additional series of shares without shareholder approval.

..........Generally,  there will not be annual meetings of shareholders.  A Trustee may, in accordance with certain rules of the SEC, be removed from office when the holders of record of not less than  two-thirds  of the  outstanding  shares either present a written  declaration  to the  Trust's  custodian  or vote in  person  or by proxy at a  meeting  called  for this purpose.  In addition,  the Trustees will promptly call a meeting of  shareholders to remove a Trustee(s) when requested to do so in  writing by record  holders of not less than 10% of the  outstanding  shares.  Finally,  the  Trustees  shall,  in certain  circumstances,  give such  shareholders  access to a list of the names and addresses of all other  shareholders or inform them of the number of shareholders and the cost of mailing their request.

..........Under Massachusetts law,  shareholders could, under certain  circumstances,  be held liable for the obligations of the Trust.  However,  the  Declaration of Trust  disclaims  shareholder  liability for acts or obligations of the Trust and requires that notice of such  disclaimer be given in each agreement,  obligation or instrument  entered into or executed by the Trust or the  Trustees to all  parties,  and each party  thereto  must  expressly  waive all rights of action  directly against  shareholders.  The Declaration of Trust provides for  indemnification out of the Trust's property for all loss and expense of any  shareholder  of the Trust held liable on account of being or having been a  shareholder.  Thus, the risk of a shareholder  incurring financial loss on account of shareholder  liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

..........The  Declaration  of Trust further  provides  that the Trustees  will have no personal  liability to any person in connection  with the  Trust  property  or  affairs  of the  Trust  except  for that  arising  from his bad  faith,  willful misfeasance,  gross  negligence  or reckless  disregard  of his duty to that  person.  All persons  must look solely to the
Trust property for  satisfaction of claims of any nature arising in connection with the Trust's  affairs.  In general,  the
Declaration  of Trust  provides  for  indemnification  by the Trust of the  Trustees  and officers of the Trust except with respect  to any  matter as to which  the  Trustee  or  officer  acted in bad  faith,  or with  willful  misfeasance,  gross negligence or reckless disregard of his duties.

UNDERWRITER:

         The Trust is presently used for funding variable  annuities and variable life insurance.  Pursuant to an exemptive order of the SEC,  the Trust may also sell its shares  directly to  qualified  plans.  If the Trust does sell its shares to qualified plans other than the profit sharing plan covering  employees of American  Skandia Life Assurance  Corporation and
its  affiliates,  it intends to use ASM,  PIMS or another  affiliated  broker-dealer  as  underwriter,  if so  required  by applicable  law. ASM and PIMS are  registered as  broker-dealers  with the SEC and the National  Association  of Securities
Dealers.  Each is an affiliate of American Skandia Life Assurance Corporation and the Investment Managers.

TAX MATTERS:

         This discussion of federal income tax consequences applies to the Participating  Insurance Companies and qualified plans because these  entities are the  shareholders  of the Trust.  The Trust intends to qualify as a regulated  investment company by satisfying the  requirements  under  Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including  requirements  with respect to  diversification  of assets,  distribution of income and sources of income.  It is the Trust's  policy to  distribute to  shareholders  all of its  investment  income (net of expenses) and any capital gains
(net of capital losses) in accordance with the timing  requirements  imposed by the Code so that the Trust will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax.

..........Distributions  by the Trust of its net investment  income and the excess,  if any, of its net  short-term  capital gain over its net long-term  capital loss are taxable to shareholders as ordinary income.  These  distributions are treated as dividends  for federal  income tax  purposes,  but will qualify for the 70%  dividends-received  deduction for corporate shareholders  only to the extent  designated  as  attributable  to  dividends  received  by the Trust in a notice  from the
Trust.  Distributions  by the Trust of the  excess,  if any,  of its net  long-term  capital  gain over its net  short-term capital  loss are  designated  as capital gain  dividends  and are taxable to  shareholders  as  long-term  capital  gains, regardless of the length of time the shareholder held his shares.

..........Portions of certain  Portfolio's  investment income may be subject to foreign income taxes withheld at source. The
Trust may elect to  "pass-through"  to the  shareholders  of such  Portfolios  these  foreign  taxes,  in which  event each shareholder  will be required to include his pro rata portion  thereof in his gross  income,  but will be able to deduct or
(subject to various limitations) claim a foreign tax credit for such amount.

..........Distributions  to shareholders  are treated in the same manner for federal income tax purposes whether received in cash or reinvested  in additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the shareholders in the year in which they are made.  However,  certain  distributions  made during January will be treated as having  been paid by the Trust and  received by the  shareholders  on December  31 of the  preceding  year.  A statement setting  forth the  federal  income tax status of all  distributions  made or deemed made  during the year,  including  any amount  of  foreign  taxes  "passed  through,"  will  be  sent  to  shareholders  promptly  after  the  end of  each  year.
Notwithstanding  the foregoing,  distributions  by the Trust to certain  Qualified  Plans may be exempt from federal income tax.

..........December 31, 2003,  the following  Portfolios  had, for federal  income tax purposes,  capital loss  carryforwards available to offset future net realized gains:

..........                                                                       Expiration December 31,
                                                    ----------------- --------------- ---------------- ---------------- ---------------
Portfolio                                                Total             2008            2009             2010             2011
                                                    ----------------- --------------- ---------------- ---------------- ---------------

AST JPMorgan International Equity Portfolio             $187,634,414              --     $100,807,480      $76,213,067     $10,613,867
AST William Blair International Growth Portfolio         262,834,328              --       93,897,621      123,994,607      44,942,100
AST DeAM International Equity Portfolio                  165,358,319     $43,648,402      107,473,503       14,236,414              --
AST MFS Global Equity Portfolio                           11,078,864         102,871        2,025,569        6,125,096       2,825,328
AST  State  Street   Research   Small-Cap   Growth       223,311,073              --      157,029,918       66,281,155              --
Portfolio
AST DeAM Small-Cap Growth Portfolio                      300,230,534              --      216,945,355       83,285,179              --
AST Federated Aggressive Growth Portfolio                         --              --               --               --              --
AST Goldman Sachs Small-Cap Value Portfolio                       --              --               --               --              --
AST Gabelli Small-Cap Value Portfolio                      3,742,822              --               --        3,742,822              --
AST DeAM Small-Cap Value Portfolio                                --              --               --               --              --
AST Goldman Sachs Mid-Cap Growth Portfolio                84,438,560              --       58,496,027       25,942,533              --
AST Neuberger Berman Mid-Cap Growth Portfolio            393,730,075              --      270,207,817      122,095,636       1,426,622
AST Neuberger Berman Mid-Cap Value Portfolio                      --              --               --               --              --
AST Alger All-Cap Growth Portfolio                       436,369,084      56,105,001      208,714,661      171,549,422              --
AST Gabelli All-Cap Value Portfolio                       28,106,272              --        1,815,571       21,341,849       4,948,852
AST T. Rowe Price Natural Resources Portfolio              2,789,355              --               --               --       2,789,355
AST Alliance Growth Portfolio                            262,150,877              --      134,760,953       95,931,726      31,458,198
AST MFS Growth Portfolio                                 458,347,610              --      259,923,499      198,424,111              --
AST Marsico Capital Growth Portfolio                     344,302,754              --      209,783,108      134,519,646              --
AST Goldman Sachs Concentrated Growth Portfolio          954,099,195     115,116,090      465,068,305      179,588,458     153,326,342
AST DeAM Large-Cap Value Portfolio                        21,532,998              --        3,927,079       15,949,510       1,656,409
AST Hotchkis & Wiley Large-Cap Value Portfolio           102,862,892              --       16,409,726       86,453,166              --
AST Alliance/Bernstein Growth + Value Portfolio            5,284,212              --               --        4,092,914       1,191,298
AST Sanford Bernstein Core Value Portfolio                        --              --               --               --              --
AST Cohen & Steers Realty Portfolio                               --              --               --               --              --
AST Sanford Bernstein Managed Index 500 Portfolio        159,385,659              --       59,806,425       69,268,601      30,310,633
AST American Century Income & Growth Portfolio            88,982,431       9,602,532       33,041,332       29,933,758      16,404,809
AST Alliance Growth and Income Portfolio                 316,348,367              --               --      254,824,843      61,523,524
AST DeAM Global Allocation Portfolio                     102,070,572      13,319,609       35,338,513       48,177,607       5,234,843
AST American Century Strategic Balanced Portfolio         23,087,262              --        6,031,874       14,469,531       2,585,857
AST T. Rowe Price Asset Allocation Portfolio              16,301,159              --               --       11,926,235       4,374,924
AST Goldman Sachs High Yield Portfolio(1)                208,313,692      17,797,821       61,793,618       87,452,429      37,484,899
(1) The Portfolio had additional capital loss carryforwards of $3,784,925 expiring in 2007.

The following  Portfolios  elected to treat  post-October  losses incurred in the period November 1, 2003 through  December
31, 2003 as having occurred in the following fiscal year:
                                                                                              Post October Losses
                                                                                              -------------------
Portfolio                                                                                  Currency            Capital
---------                                                                                  --------            -------
William Blair International.......................................................          $88,218               $ --
MFS Global Equity.................................................................            9,817                 --
Federated Aggressive Growth.......................................................              126                 --
Alger All-Cap Growth..............................................................               --          1,294,094
Alliance Growth...................................................................               --          1,178,467
MFS Growth........................................................................           11,725                 --
Marsico Capital Growth............................................................               --            389,872
Alliance/Bernstein Growth + Value.................................................               --            152,682
Sanford Bernstein Core Value......................................................               --             16,153
Sanford Bernstein Managed Index 500...............................................               --            514,201
American Century Income & Growth..................................................               --            883,892
T. Rowe Price Global Bond.........................................................           97,518                 --

..........Under Code Section  817(h),  a segregated  asset account upon which a variable  annuity  contract or variable life insurance policy is based must be "adequately  diversified." A segregated  asset account will be adequately  diversified if it  satisfies  one of two  alternative  tests  set  forth in  Treasury  regulations.  For  purposes  of  these  alternative diversification  tests, a segregated asset account investing in shares of a regulated  investment  company will be entitled to "look-through" the regulated  investment company to its pro rata portion of the regulated  investment  company's assets, provided the regulated  investment  company  satisfies  certain  conditions  relating to the  ownership of its shares.  The
Trust intends to satisfy these  ownership  conditions.  Further,  the Trust intends that each Portfolio  separately will be adequately  diversified.  Accordingly,  a  segregated  asset  account  investing  solely in shares of a  Portfolio  will be adequately  diversified,  and a segregated asset account  investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

..........The foregoing  discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this  Statement,  and is subject to change by  legislative  or  administrative  action.  A description of other tax considerations  generally  affecting the Trust and its shareholders is found in the section of the Prospectus entitled "Tax
Matters."  No attempt is made to present a detailed  explanation  of the tax  treatment  of the Trust or its  shareholders.
The discussion herein in the Prospectus is not intended as a substitute for careful tax planning.

CUSTODIAN:

         The  custodian  for all cash and  securities  holdings of the AST DeAM  International  Equity  Portfolio,  the AST
JPMorgan  International  Equity  Portfolio,  AST  William  Blair  International  Growth  Portfolio,  AST MFS Global  Equity
Portfolio  and AST T. Rowe Price Global Bond  Portfolio is JP Morgan Chase Bank,  4 MetroTech  Center,  Brooklyn,  New York
11245.  The  custodian  for all cash and  securities  holdings  of the other  Portfolios  is PFPC  Trust  Company,  Airport
Business Center,  International Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113. For these Portfolios,  The
Chase Manhattan Bank will serve as co-custodian with respect to foreign securities holdings.

OTHER INFORMATION:

..........Principal  Holders:  As of April 15, 2004, more than 99% of each Portfolio was owned of record by American Skandia
Life Assurance  Corporation  ("ASLAC") on behalf of the owners of variable  insurance products issued by ASLAC. As of April
15,  2004,  the amount of shares of the Trust owned by the  officers  and  directors  of the Trust at that time and who are shown as such in the section of this  Statement  entitled  "Management,"  was less than one  percent of the shares.  To the knowledge of the Trust,  no person owned  beneficially  more than 5% of any class of the Trust's  outstanding  shares as of
April 15, 2004.

..........The  Participating  Insurance  Companies are not obligated to continue to invest in shares of any Portfolio  under all  circumstances.  Variable  annuity and variable life insurance policy holders should refer to the prospectuses for such products for a description of the circumstances in which such a change might occur.

..........Reports to  Holders:  Holders of  variable  annuity  contracts  or  variable  life  insurance  policies  issued by
Participating  Insurance  Companies  for which  shares  of the  Trust are the  investment  vehicle  will  receive  from the
Participating  Insurance Companies,  unaudited  semi-annual financial statements and audited year-end financial statements.
Participants in the Skandia  Qualified Plan may request such information  from the plan's  trustees.  Each report will show the investments  owned by the Trust and the market values of the investments and will provide other  information  about the
Trust and its operations.

FINANCIAL STATEMENTS:

         The Trust's  audited  financial  statements for the fiscal year ended December 31, 2003 are  incorporated  in this
Statement of Additional  Information  by reference to the Annual Report to  Shareholders  for each  Portfolio.  The audited financial  statements  contained  in the  Annual  Report  to  Shareholders  have  been  audited  by KPMG  LLP,  independent accountants  as stated in their  reports,  which  also are  incorporated  by  reference  in this  Statement  of  Additional
Information.  You may  obtain,  without  charge,  a copy of any or all the  documents  incorporated  by  reference  in this
Statement,  including any exhibits to such documents which have been specifically  incorporated by reference.  We send such documents  upon receipt of your written or oral request.  Please address your request to American  Skandia Trust,  P.O. Box
883, Shelton, Connecticut, 06484 or call (203) 926-1888.

                                                         APPENDIX:

                                      Description of Certain Debt Securities Ratings
                                      ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

..........Aaa -- Bonds  which  are rated  Aaa are  judged to be of the best  quality.  They  carry  the  smallest  degree of investment  risk  and  are  generally  referred  to as  "gilt  edge."  Interest  payments  are  protected  by a  large,  or exceptionally  stable,  margin, and principal is secure.  While the various protective  elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

..........Aa -- Bonds  which are rated Aa are judged to be of high  quality by all  standards.  Together  with the Aaa group they  comprise what are generally  known as high grade bonds.  They are rated lower than the best bonds because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

..........A --  Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and are to be  considered  as upper-medium-grade  obligations.  Factors giving security to principal and interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

..........Baa -- Bonds which are rated Baa are  considered  as medium  grade  obligations  (i.e.,  they are  neither  highly protected  nor poorly  secured).  Interest  payments and  principal  security  appear  adequate for the present but certain protective  elements  may be lacking or may be  characteristically  unreliable  over any great  length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

..........Ba -- Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well  safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

..........B -- Bonds which are rated B generally lack characteristics of a desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

..........Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

..........Ca -- Bonds which are rated Ca represent  obligations  which are  speculative  in a high  degree.  Such issues are often in default or have other marked shortcomings.

..........C -- Bonds  which are rated C are the lowest  rated  class of bonds and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

..........AAA -- Debt rated AAA has the highest  rating  assigned by Standard & Poor's.  Capacity to pay  interest and repay principal is extremely strong.

..........AA -- Debt rated AA has a strong capacity to pay interest and repay principal,  and differs from the highest rated issues only in a small degree.

..........A -- Debt rated A has a strong  capacity  to pay  interest  and repay  principal,  although  it is  somewhat  more susceptible  to the  adverse  effects  of  changes in  circumstances  and  economic  conditions  than debt in higher  rated categories.

         BBB - Debt rated BBB is regarded  as having an adequate  capacity to pay  interest  and repay  principal.  Whereas they normally exhibit  adequate  protection  parameters,  adverse economic  conditions or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay  principal  for debt in this category than in higher rated categories.

..........BB,  B,  CCC,  CC,  C -- Debt  rated  BB,  B,  CCC,  CC and C is  regarded  as  having  predominantly  speculative characteristics  with  respect  to  capacity  to pay  interest  and repay  principal.  BB  indicates  the  least  degree of speculation  and C the highest.  While such debt will likely have some quality and  protective  characteristics,  these are outweighed by large uncertainties of major risk exposures to adverse conditions.

..........BB -- Debt rated BB has less near-term  vulnerability to default than other speculative issues.  However, it faces major  ongoing  uncertainties  or exposure to adverse  business,  financial,  or  economic  conditions  which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB rating.

..........B -- Debt rated B has a greater  vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business,  financial,  or economic conditions will likely impair capacity or willingness to pay  interest  and repay  principal.  The B rating  category is also used for debt  subordinated  to senior debt that is assigned an actual or implied BB or BB-rating.

..........CCC -- Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent  upon  favorable business,  financial,  and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse  business,  economic or  financial  conditions,  it is not likely to have the capacity to pay interest and repay principal.  The CCC  rating  category  is also used for debt  subordinated  to senior  debt that is  assigned  an actual or implied B or B- rating.

..........CC -- The rating CC  typically  is applied  to debt  subordinated  to senior  debt that is  assigned  an actual or implied CCC rating.

..........C -- The C rating may be used to cover a situation  where a bankruptcy  petition has been filed,  but debt service payments are continued.

..........CI -- The rating CI is reserved for income bonds on which no interest is being paid.

..........D -- Debt rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes  that such  payments  will be made  during  such grace  period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

..........Plus (+) or minus (-) -- Ratings  from AA to CCC may be modified  by the  addition of a plus of minus sign to show relative standing within the major rating categories.

                                      Description of Certain Commercial Paper Ratings
                                      -----------------------------------------------

Moody's

..........Prime-1 -- Issuers  rated Prime-1 (or  supporting  institutions)  have a superior  ability for repayment of senior
short-term   debt   obligations.   Prime-1   repayment   ability  will  often  be  evidenced  by  many  of  the   following
characteristics:  leading  market  positions  in  well-established  industries;  high  rates of return  on funds  employed;
conservative  capitalization  structures  with  moderate  reliance on debt and ample  asset  protection;  broad  margins in earnings coverage of fixed financial charges and high internal cash generation;  and well-established  access to a range of financial markets and assured sources of alternate liquidity.

..........Prime-2 -- Issuers  rated  Prime-2 (or related  supporting  institutions)  have a strong  ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the  characteristics  cited above, but to a lesser  degree.  Earnings  trends and coverage  ratios,  while  sound,  may be more  subject to  variation.  Capitalization characteristics,  while still  appropriate,  may be more  affected by external  conditions.  Ample  alternate  liquidity is maintained.

..........Prime-3 -- Issuers rated Prime-3 (or related supporting  institutions) have an acceptable ability for repayment of senior  short-term  debt  obligations.  The  effect  of  industry  characteristics  and  market  compositions  may be  more pronounced.  Variability in earnings and profitability  may result in changes in the level of debt protection  measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

..........Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

..........A-1 -- This highest category  indicates that the degree of safety  regarding time payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

..........A-2 -- Capacity for timely payment on issues with this designation is satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues  carrying this  designation  have adequate  capacity for timely  payment.  They are,  however,  more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt  rated D is in payment  default.  The D rating  category  is used when  interest  payments  or  principal payments  are not made on the date due,  even if the  applicable  grace period has not  expired,  unless  Standard & Poor's believes that such payments will be made during such grace period.

                                                        APPENDIX B

                                             ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for
Voting Proxies on Behalf of Discretionary Client Accounts
---------------------------------------------------------

                                                       INTRODUCTION

As a registered  investment adviser,  Alliance Capital Management L.P. ("Alliance  Capital",  "we" or "us") has a fiduciary duty to act solely in the best  interests  of our  clients.  As part of this duty,  we  recognize  that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This  statement  is  intended  to comply  with Rule  206(4)-6 of the  Investment  Advisers  Act of 1940.  It sets forth our policies and  procedures  for voting  proxies for our  discretionary  investment  advisory  clients,  including  investment companies  registered under the Investment  Company Act of 1940. This statement is applicable to Alliance  Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES
--------------

This  statement  is  designed to be  responsive  to the wide range of subjects  that can have a  significant  effect on the investment  value of the  securities  held in our clients'  accounts.  These policies are not exhaustive due to the variety of proxy  voting  issues that we may be required to  consider.  Alliance  Capital  reserves  the right to depart from these guidelines  in order to avoid  voting  decisions  that we believe  may be  contrary  to our  clients'  best  interests.  In reviewing proxy issues, we will apply the following general policies:

Elections  of  Directors:  Unless  there is a proxy  fight  for  seats on the Board or we  determine  that  there are other compelling  reasons  for  withholding  votes for  directors,  we will  vote in favor of the  management  proposed  slate of directors.  That  said,  we  believe  that  directors  have a duty to respond to  shareholder  actions  that have  received significant  shareholder  support.  We may withhold  votes for directors  that fail to act on key issues such as failure to implement  proposals to declassify  boards,  failure to implement a majority vote  requirement,  failure to submit a rights plan to a  shareholder  vote and failure to act on tender  offers  where a majority of  shareholders  have  tendered  their shares.  In addition,  we will  withhold  votes for  directors  who fail to attend at least  seventy-five  percent of board meetings  within a given year  without a  reasonable  excuse.  Finally,  we may  withhold  votes for  directors of non-U.S.
issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:  Alliance  Capital  believes that the company  remains in the best position to choose the auditors and will generally support  management's  recommendation.  However,  we recognize that there may be inherent conflicts when a company's  independent auditor performs substantial  non-audit related services for the company.  Therefore,  we may vote against the  appointment of auditors if the fees for non-audit  related  services are  disproportionate  to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital  Structure:  Changes in a company's  charter,  articles of  incorporation or by-laws are often technical and  administrative  in  nature.  Absent a  compelling  reason to the  contrary,  Alliance  Capital  will cast its votes in accordance with the company's  management on such proposals.  However,  we will review and analyze on a case-by-case  basis any  non-routine  proposals  that are  likely to affect  the  structure  and  operation  of the  company or have a material economic  effect on the company.  For example,  we will generally  support  proposals to increase  authorized  common stock when it is necessary to implement a stock split,  aid in a restructuring  or acquisition or provide a sufficient  number of shares for an employee savings plan, stock option or executive  compensation plan.  However, a satisfactory  explanation of a company's  intentions must be disclosed in the proxy  statement for proposals  requesting an increase of greater than one hundred  percent of the shares  outstanding.  We will oppose  increases in authorized  common stock where there is evidence that the shares will be used to  implement a poison pill or another  form of  anti-takeover  device,  or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate  Restructurings,  Mergers and  Acquisitions:  Alliance  Capital  believes  proxy  votes  dealing  with  corporate reorganizations  are  an  extension  of  the  investment  decision.  Accordingly,  we  will  analyze  such  proposals  on a case-by-case  basis,  weighing  heavily  the views of the  research  analysts  that cover the  company  and the  investment professionals managing the portfolios in which the stock is held.

Proposals  Affecting  Shareholder  Rights:  Alliance Capital believes that certain  fundamental rights of shareholders must be protected.  We will generally  vote in favor of proposals  that give  shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those  rights.  However,  when  analyzing  such  proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate  Governance:  Alliance  Capital  recognizes  the  importance  of  good  corporate  governance  in  ensuring  that management  and the board of  directors  fulfill  their  obligations  to the  shareholders.  We favor  proposals  promoting transparency and accountability  within a company.  For example,  we will vote for proposals  providing for equal access to proxies,  a majority of  independent  directors  on key  committees,  and  separating  the  positions of chairman and chief executive officer.

Anti-Takeover  Measures:  Alliance  Capital  believes that measures that impede  takeovers or entrench  management not only infringe  on the  rights of  shareholders  but may also have a  detrimental  effect  on the value of the  company.  We will generally oppose  proposals,  regardless of whether they are advanced by management or shareholders,  the purpose or effect of which is to entrench management or dilute shareholder  ownership.  Conversely,  we support proposals that would restrict or otherwise  eliminate  anti-takeover  measures that have already been adopted by corporate issuers.  For example, we will support  shareholder  proposals  that seek to require the  company to submit a  shareholder  rights  plan to a  shareholder vote. We will  evaluate,  on a case-by-case  basis,  proposals to completely  redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management  (including  blank check preferred  stock,  classified  boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive  Compensation:  Alliance Capital believes that company management and the compensation  committee of the board of directors  should,  within  reason,  be given  latitude to determine the types and mix of  compensation  and benefit awards offered.  Whether  proposed by a shareholder or management,  we will review  proposals  relating to executive  compensation plans on a  case-by-case  basis to ensure  that the  long-term  interests  of  management  and  shareholders  are  properly aligned.  We will  analyze the  proposed  plans to ensure that  shareholder  equity will not be  excessively  diluted,  the option  exercise  price is not below market price on the date of grant and an  acceptable  number of employees are eligible to participate in such programs.  We will generally  oppose plans that permit repricing of underwater stock options without shareholder  approval.  Other factors such as the company's  performance  and industry  practice will generally be factored into our  analysis.  We will  support  proposals  to  submit  severance  packages  triggered  by a change in  control  to a shareholder  vote and  proposals  that seek  additional  disclosure  of executive  compensation.  Finally,  we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate  Responsibility:  Alliance Capital will review and analyze on a case-by-case  basis proposals relating to social,  political  and  environmental  issues to  determine  whether they will have a financial  impact on  shareholder value.  We will vote against  proposals  that are unduly  burdensome or result in  unnecessary  and excessive  costs to the company.  We may abstain  from  voting on social  proposals  that do not have a readily  determinable  financial  impact on shareholder value.

                                                     Proxy Voting Procedures

Proxy Voting Committees
-----------------------

Our growth and value  investment  groups have formed separate proxy voting  committees to establish  general proxy policies for Alliance  Capital and consider  specific proxy voting matters as necessary.  These committees  periodically  review new types of  corporate  governance  issues,  evaluate  proposals  not covered by these  policies and  recommend  how we should generally  vote on such issues.  In addition,  the  committees,  in  conjunction  with the analyst that covers the company, contact  management  and  interested  shareholder  groups as necessary to discuss proxy issues.  Members of the  committees include  senior  investment  personnel and  representatives  of the Corporate  Legal  Department.  The  committees may also evaluate  proxies where we face a potential  conflict of interest (as discussed  below).  Finally,  the committees  monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest
---------------------

Alliance  Capital  recognizes  that there may be a  potential  conflict of interest  when we vote a proxy  solicited  by an issuer whose  retirement  plan we manage,  whose  retirement plan we administer,  or with whom we have another  business or personal  relationship  that may affect how we vote on the issuer's proxy. We believe that centralized  management of proxy voting,  oversight by the proxy voting  committees and adherence to these policies ensures that proxies are voted with only our clients' best  interests in mind.  That said, we have  implemented  additional  procedures to ensure that our votes are not the product of a conflict of interests,  including:  (i) requiring  anyone  involved in the decision  making process to disclose to the chairman of the appropriate  proxy committee any potential  conflict that they are aware of and any contact that they have had with any interested  party regarding a proxy vote; (ii) prohibiting  employees  involved in the decision making process or vote  administration  from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested  parties;  and (iii) where a material conflict of interests  exists,  reviewing our proposed vote by applying a series of objective tests and, where  necessary,  considering the views of a third party research  service to ensure that our voting  decision is  consistent  with our clients'  best  interests.  For example,  if our proposed vote is consistent  with our stated proxy voting policy,  no further  review is necessary.  If our proposed vote is contrary to our stated proxy voting policy but is also contrary to  management's  recommendation,  no further  review is necessary.  If our proposed  vote is  contrary  to our  stated  proxy  voting  policy or is not  covered by our  policy,  is  consistent  with management's  recommendation,  and is also  consistent  with the  views of an  independent  source,  no  further  review is necessary.  If our  proposed  vote is  contrary to our stated  proxy  voting  policy or is not  covered by our  policy,  is consistent  with  management's  recommendation  and is  contrary to the views of an  independent  source,  the  proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain  countries  requires  "share  blocking."  Shareholders  wishing to vote their  proxies must deposit their  shares  shortly  before the date of the  meeting  (usually  one-week)  with a  designated  depositary.  During  this blocking  period,  shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients'  custodian  banks.  Alliance  Capital may determine that the value of exercising the vote does not  outweigh  the  detriment  of not being able to  transact  in the shares  during  this  period.  Accordingly,  if share blocking is required we may abstain from voting those shares.  In such a situation we would have  determined  that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients  may  obtain  information  about  how we voted  proxies  on their  behalf  by  contacting  their  Alliance  Capital administrative  representative.  Alternatively,  clients may make a written  request for proxy voting  information to: Mark
R. Manley,  Senior Vice President & Acting General Counsel,  Alliance Capital Management L.P., 1345 Avenue of the Americas,
New York, NY 10105.

                                              American Century Proxy Voting Guidelines

The Manager is responsible  for exercising the voting rights  associated with the securities  purchased  and/or held by the funds.  In  exercising  its  voting  obligations,  the  Manager  is guided by  general  fiduciary  principles.  It must act prudently,  solely in the interest of the funds, and for the exclusive  purpose of providing  benefits to them. The Manager attempts  to  consider  all  factors  of its vote that  could  affect  the value of the  investment.  The  funds'  board of
[directors/trustees] has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.
The Manager and the board have agreed on certain  significant  contributors  to shareholder  value with respect to a number of matters  that are often the  subject of proxy  solicitations  for  shareholder  meetings.  The Proxy  Voting  Guidelines specifically  address these  considerations  and establish a framework  for the  Manager's  consideration  of the vote that would be  appropriate  for the funds.  In  particular,  the Proxy Voting  Guidelines  outline  principles and factors to be considered in the exercise of voting authority for proposals addressing:
o        Election of Directors
o        Ratification of Selection of Auditors
o        Equity-Based Compensation Plans
o        Anti-Takeover Proposals
>>       Cumulative Voting
>>       Staggered Boards
>>       "Blank Check" Preferred Stock
>>       Elimination of Preemptive Rights
>>       Non-targeted Share Repurchase
>>       Increase in Authorized Common Stock
>>       "Supermajority" Voting Provisions or Super Voting Share Classes
>>       "Fair Price" Amendments
>>       Limiting the Right to Call Special Shareholder Meetings
>>       Poison Pills or Shareholder Rights Plans
>>       Golden Parachutes
>>       Reincorporation
>>       Confidential Voting
>>       Opting In or Out of State Takeover Laws
o        Shareholder Proposals Involving Social, Moral or Ethical Matters
o        Anti-Greenmail Proposals
o        Changes to Indemnification Provisions
o        Non-Stock Incentive Plans
o        Director Tenure
o        Directors' Stock Options Plans
o        Director Share Ownership
Finally,  the Proxy Voting Guidelines  establish  procedures for voting of proxies in cases in which the Manager may have a potential  conflict of interest.  Companies with which the Manager has direct business  relationships  could  theoretically use these  relationships  to attempt to unduly  influence  the manner in which  American  Century  votes on matters for the funds.  To ensure that such a conflict  of  interest  does not affect  proxy  votes cast for the funds,  all  discretionary
(including  case-by-case)  voting  for  these  companies  will be voted in  direct  consultation  with a  committee  of the independent directors of the funds.
A copy of the Manager's current Proxy Voting Guidelines are available on the funds' website at www.americancentury.com.

                                           Cohen & Steers Proxy Voting Policies
July 2003
---------

At Cohen & Steers,  we view voting  rights as a critical  component  of  corporate  governance.  As you probably are aware,
Cohen & Steers Capital  Management,  Inc. has been a leading firm in the effort to promote strong  corporate  governance in the REIT industry.

Overview
We would like to take this  opportunity to summarize for you our proxy voting  policies and  procedures.  Our three overall objectives in exercising voting rights are:
o        Holding companies accountable for their actions
o        Rationalizing management and shareholder concerns
o        Seeking  to  ensure  that  management  effectively  communicates  with its  owners  about the  company's  business operations and financial performance.

In  exercising  voting  rights,  we engage in a careful  evaluation  of issues  that may  materially  affect  the rights of shareholders  and the value of the security.  We always act with  reasonable  care,  prudence and  diligence.  While we may consider  the views of third  parties  such as ISS or other proxy voting  services,  we never base a proxy voting  decision solely on the opinion of a third party,  except in the unlikely  scenario  that a conflict of interest  requires us to rely on a third  party as a means to  resolve  our  conflict.  Rather,  decisions  are based on our  reasonable  and good  faith determination as to how best to maximize shareholder value.

Stock-Based Compensation
Our goal in the area of stock-based  compensation  is to ensure that  compensation  plans align the interests of management and  shareholders.  Thus, we generally oppose  proposals to authorize the issuance of new shares if the issuance,  plus the shares reserved for issuance in connection with all other stock related plans, exceeds 10% of the outstanding shares.

In addition,  we believe that stock options generally should not be re-priced,  and never should be re-priced  particularly without  shareholder  approval.  Moreover,  we believe that  companies  should not issue new  options,  with a lower strike price,  to make up for previously  issued options that are  substantially  underwater.  We vote against the election of any slate of directors  that to our knowledge has  authorized a company to re-price or replace  underwater  options  during the most recent year without shareholder approval.

We also support  measures to increase the long-term  stock  ownership by a company's  executives.  These include  requiring senior  executives  to  hold  a  minimum  amount  of  stock  in a  company  (often  expressed  as a  percentage  of  annual compensation),  requiring  stock  acquired  through  option  exercise to be held for a certain  minimum amount of time, and issuing restricted stock awards instead of options.  In this respect,  we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted  stock.  We also support  employee stock purchase plans,  although we generally  believe the  discounted  purchase  price  should be not less than 85% of the current  market price.

Control Issues
Our policies  naturally  address a number of  important  change of control  issues.  We believe  that,  although a takeover attempt  can be a  significant  distraction  for a board and  management,  the  simple  fact is that the  possibility  of a corporate  takeover keeps management  focused on maximizing  shareholder  value. As a result,  we generally oppose measures that are designed to prevent or obstruct  corporate  takeovers  because  they can entrench  current  management.  Thus,  we generally  vote against  shareholder  rights plans (a misnomer in our opinion) or "poison  pills." We also  generally  vote against  any  directors  who,  without  shareholder  approval,  have to our  knowledge  instituted  a new poison pill plan, extended an existing  plan,  or adopted a new plan upon the  expiration  of an existing  plan during the past year.  In the same vein,  we also  generally  vote  against  "golden  parachute"  plans  because  they impede  potential  takeovers  that shareholders  should be free to consider.  In addition,  we will  withhold  our votes at the next  shareholder  meeting for directors who to our knowledge have approved golden  parachutes.  We vote against  proposals that require a  super-majority of shareholders to approve a merger or other  significant  business  combination,  and support proposals that seek to lower existing super-majority voting requirements.

In the area of board  composition,  we support  the  election  of a board that  consists  of at least a simple  majority of independent  directors.  We also  generally  withhold our support for  non-independent  directors  who serve on a company's audit, compensation and/or nominating committees. In addition, we generally vote against classified boards.

With respect to stock-related items, we will vote in favor of an increase in a company's  authorized shares,  provided that the increase is not greater than three times the number of shares  outstanding and reserved for issuance,  including shares reserved for  stock-related  plans and securities  convertible  into common stock,  but not shares  reserved for any poison pill plan.  Importantly,  we vote against  blank check  preferred  share  authorizations  and other  proposals to establish classes of stock with superior voting rights,  unless we are comfortable  that (1) a company's board  authorized the use of preferred stock only for legitimate  capital formation  purposes and not for anti-takeover  purposes,  and (2) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.

Social Issues
With respect to social issues,  we believe that it is the  responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual  circumstances,  we do not believe that  shareholders  should be involved in  determining  how a company  should  address broad social and policy  issues.  As a result,  we generally  vote against  these types of  proposals,  which are  generally  initiated  by  shareholders,  unless we believe the proposal has significant economic implications.

Voting Process
Of course,  no set of guidelines can anticipate all situations that may arise. Our portfolio  managers and analysts analyze proxy  proposals  in an effort to gauge the  impact  of a  proposal  on the  financial  prospects  of a  company,  and vote accordingly.  These policies are intended to provide  guidelines  for voting.  They are not,  however,  hard and fast rules because corporate governance issues are so varied.

We maintain  procedural  mechanisms to ensure that our voting  records are kept in a manner that is fully  consistent  with
SEC requirements.  In addition, we have a detailed administrative  structure that is designed to ensure that Cohen & Steers does not face a material  conflict of interest in voting a proxy.  While a conflict has never  surfaced  since our founding in 1986, our policy will be to vote in accordance with the advice of a proxy voting  service,  such as ISS, in the unlikely event that such a conflict should arise.

We hope this  provides you with a reasonable  overview of our policy and  procedures.  If you have any specific  questions, would like to receive a copy of our complete  policy or would like  information  as to how we voted on a particular  issue, please contact our general  counsel,  Larry Stoller,  at (212) 446-9112.  We appreciate the trust you have placed in us and we look forward to continuing to work with you for many years to come.

                                     Deutsche Asset Management Proxy Voting Guidelines

The  Fund  has  delegated  proxy  voting  responsibilities  to its  investment  advisor,  subject  to the  Board's  general oversight.  The Fund has delegated  proxy voting to the advisor with the direction that proxies should be voted  consistent with the  Fund's  best  economic  interests.  The  advisor  has  adopted  its own  Proxy  Voting  Policies  and  Procedures
("Policies"),  and Proxy Voting  Guidelines  ("Guidelines")  for this purpose.  The Policies  address,  among other things, conflicts  of  interest  that may arise  between  the  interests  of the Fund,  and the  interests  of the  advisor and its affiliates,  including  the Fund's  principal  underwriter.  The  Guidelines  set forth the advisor's  general  position on various proposals, such as:
o        Shareholder Rights-- The advisor generally votes against proposals that restrict shareholder rights.
         ------------------
o        Corporate  Governance --  The  advisor  generally  votes  for  confidential  and  cumulative  voting  and  against
         ---------------------
         supermajority voting requirements for charter and bylaw amendments.
o        Anti-Takeover  Matters-- The advisor  generally  votes for  proposals  that require  shareholder  ratification  of
         ----------------------
         poison pills or that request  boards to redeem poison pills,  and votes  "against" the adoption of poison pills if they are submitted for shareholder ratification.  The advisor generally votes for fair price proposals.
o        Routine Matters-- The advisor generally votes for the ratification of auditors,  procedural matters related to the
         ---------------
         annual meeting, and changes in company name, and against bundled proposals and adjournment.

The  general  provisions  described  above do not apply to  investment  companies.  The  advisor  generally  votes  proxies solicited by  investment  companies in  accordance  with the  recommendations  of an  independent  third-party,  except for proxies  solicited by or with respect to investment  companies  for which the advisor or an affiliate  serves as investment advisor or principal  underwriter  ("affiliated  investment  companies").  The advisor votes affiliated  investment company proxies in the same proportion as the vote of the investment  company's other  shareholders  (sometimes  called "mirror" or
"echo" voting).  Master fund proxies  solicited from feeder funds are voted in accordance  with applicable  requirements of the Investment Company Act of 1940.

Although  the  Guidelines  set forth the  advisor's  general  voting  positions  on various  proposals,  the  advisor  may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular  issue may or may not reflect the view of individual  members of the board, or of a majority of the board.  In addition,  the  Guidelines  may reflect a voting  position that differs from the actual  practices of the public  companies  within the  Deutsche  Bank  organization  or of the  investment  companies  for which the  advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio  company's  management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As  mentioned  above,  the  Policies  describe the way in which the advisor  resolves  conflicts  of  interest.  To resolve conflicts,  the advisor,  under normal  circumstances,  votes proxies in  accordance  with its  Guidelines.  If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not  specifically  address a certain proxy  proposal,  a proxy voting  committee  established by the advisor will vote the proxy.  Before voting any such proxy, however,  the  advisor's  conflicts  review  committee  will conduct an  investigation  to determine  whether any potential conflicts  of  interest  exist in  connection  with the  particular  proxy  proposal.  If the  conflicts  review  committee determines  that the advisor has a material  conflict of interest,  or certain  individuals  on the proxy voting  committee should be recused from  participating  in a particular proxy vote, it will inform the proxy voting  committee.  If notified that the advisor has a material  conflict,  or fewer than three  voting  members are eligible to  participate  in the proxy vote,  typically  the  advisor  will  engage  an  independent  third  party to vote the proxy or  follow  the proxy  voting recommendations  of an independent third party.  Under certain  circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic costs from voting  outweigh the benefits  associated  with voting.  For example,  the advisor  may not vote  proxies on certain  foreign  securities  due to local  restrictions  or  customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

                    Federated Investment Management Company Voting Proxies on Fund Portfolio Securities

The Board has  delegated to the Adviser  authority  to vote proxies on the  securities  held in the Fund's  portfolio.  The
Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies
The Adviser's  general  policy is to cast proxy votes in favor of proposals that the Adviser  anticipates  will enhance the long-term value of the securities  being voted.  Generally,  this will mean voting for proposals that the Adviser  believes will:  improve the management of a company;  increase the rights or preferences of the voted  securities;  and/or  increase the chance that a premium offer would be made for the company or for the voted securities.

The following  examples  illustrate  how these general  policies may apply to proposals  submitted by a company's  board of directors.  However,  whether the Adviser  supports or opposes a proposal will always depend on the specific  circumstances described in the proxy statement and other available information.

On matters of corporate  governance,  generally the Adviser will vote for proposals to: require  independent  tabulation of proxies and/or confidential voting by shareholders;  reorganize in another  jurisdiction (unless it would reduce the rights or preferences of the securities being voted);  and repeal a shareholder  rights plan (also known as a "poison pill").  The
Adviser will  generally  vote against the adoption of such a plan (unless the plan is designed to  facilitate,  rather than prevent, unsolicited offers for the company).

On matters of capital  structure,  generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting  rights to the  securities  being  voted;  for  proposals  to grant  preemptive  rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters relating to management  compensation,  generally the Adviser will vote: for stock incentive plans that align the recipients'  interests with the interests of  shareholders  without  creating undue  dilution;  and against  proposals that would permit the amendment or replacement of outstanding  stock incentives with new stock incentives  having more favorable terms.

On matters  relating to  corporate  transactions,  the Adviser  will vote  proxies  relating to proposed  mergers,  capital reorganizations,  and similar  transactions in accordance with the general policy,  based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested  elections  of directors in  accordance  with the general  policy, based upon its analysis of the opposing slates and their respective  proposed  business  strategies.  Some transactions may also involve proposed changes to the company's  corporate  governance,  capital structure or management  compensation.  The
Adviser will vote on such changes  based on its  evaluation of the proposed  transaction  or contested  election.  In these circumstances,  the Adviser may vote in a manner  contrary to the general  practice for similar  proposals made outside the context of such a proposed  transaction  or change in the board.  For  example,  if the Adviser  decides to vote  against a proposed transaction,  it may vote for anti-takeover  measures reasonably designed to prevent the transaction,  even though the Adviser typically votes against such measures in other contexts.

The Adviser  generally  votes  against  proposals  submitted by  shareholders  without the  favorable  recommendation  of a company's  board.  The  Adviser  believes  that a  company's  board  should  manage its  business  and  policies,  and that shareholders  who seek specific  changes should strive to convince the board of their merits or seek direct  representation on the board.

In addition,  the Adviser will not vote if it determines that the  consequences or costs outweigh the potential  benefit of voting.  For  example,  if a foreign  market  requires  shareholders  casting  proxies to retain the voted shares until the meeting date  (thereby  rendering  the shares  "illiquid"  for some period of time),  the Adviser will not vote proxies for such shares.  [For "index  funds" only,  add the  following:  Finally,  because the Fund is an "Index  Fund," and therefore invests in large numbers of securities without  independent  evaluation by the Adviser,  the Adviser will not independently analyze the Fund's  interest in the proxy.  The Adviser will vote its proxies in  accordance  with its  applicable  general guidelines  and in the same manner as a non-Index  Fund managed by the Adviser that is voting on the same proxy matter.  If neither of these two conditions  apply,  the Adviser will vote as  recommended by a Sub-advisor to the Index Fund;  and, in absence of such recommendation, as recommended by the subject company's board of directors.]

Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy  Committee),  to exercise all voting discretion  granted to the
Adviser  by the Board in  accordance  with the proxy  voting  policies.  The  Adviser  has  hired  Investor  Responsibility
Research  Center (IRRC) to obtain,  vote,  and record  proxies in accordance  with the Proxy  Committee's  directions.  The
Proxy  Committee  directs  IRRC by means of Proxy Voting  Guidelines,  and IRRC may vote any proxy as directed in the Proxy
Voting  Guidelines  without  further  direction  from the Proxy  Committee  (and may make any  determinations  required  to implement the Proxy Voting  Guidelines).  However,  if the Proxy Voting  Guidelines  require  case-by-case  direction for a proposal,  IRRC will provide the Proxy Committee with all information  that it has obtained  regarding the proposal and the
Proxy  Committee  will provide  specific  direction to IRRC. The Adviser's  proxy voting  procedures  generally  permit the
Proxy Committee to amend the Proxy Voting  Guidelines,  or override the directions  provided in such  Guidelines,  whenever necessary to comply with the proxy voting policies.

Conflicts of Interest
The  Adviser  has  adopted  procedures  to  address  situations  where a matter  on which a proxy is sought  may  present a potential  conflict  between the  interests  of the Fund (and its  shareholders)  and those of the Adviser or  Distributor.
This may occur where a significant  business  relationship  exists  between the Adviser (or its  affiliates)  and a company involved  with a proxy vote.  A company  that is a proponent,  opponent,  or the subject of a proxy vote,  and which to the knowledge of the Proxy  Committee has this type of  significant  business  relationship,  is referred to as an  "Interested
Company."

The Adviser has  implemented  the following  procedures in order to avoid  concerns that the  conflicting  interests of the
Adviser have  influenced  proxy votes.  Any employee of the Adviser who is  contacted by an  Interested  Company  regarding proxies to be voted by the Adviser must refer the Interested  Company to a member of the Proxy  Committee,  and must inform the  Interested  Company that the Proxy  Committee  has  exclusive  authority to determine  how the Adviser will vote.  Any
Proxy  Committee  member  contacted  by an  Interested  Company  must report it to the full Proxy  Committee  and provide a written  summary  of the  communication.  Under no  circumstances  will the  Proxy  Committee  or any  member  of the Proxy
Committee make a commitment to an Interested  Company regarding the voting of proxies or disclose to an Interested  Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting  Guidelines  already  provide  specific direction on the proposal in question,  the Proxy Committee shall not alter or amend such  directions.  If the Proxy Voting
Guidelines  require the Proxy  Committee to provide further  direction,  the Proxy Committee shall do so in accordance with the proxy voting  policies,  without  regard for the interests of the Adviser with respect to the  Interested  Company.  If the Proxy  Committee  provides any  direction as to the voting of proxies  relating to a proposal  affecting an  Interested
Company, it must disclose to the Fund's Board information regarding:  the significant business  relationship;  any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds  shares of another  investment  company  for which the Adviser (or an  affiliate)  acts as an  investment adviser,  the Proxy  Committee will vote the Fund's proxies in the same  proportion as the votes cast by  shareholders  who are not clients of the Adviser at any shareholders'  meeting called by such investment  company,  unless otherwise directed by the Board.

                                                Fred Alger Management, Inc.
Proxy Voting Policy

1. Operational Items
Adjourn Meeting
Generally vote AGAINST  proposals to provide  management  with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum  requirements for shareholder  meetings below a majority of the shares  outstanding unless there are compelling reasons to support the proposal.
Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
Change Company Name
Vote FOR proposals to change the corporate name.
Change Date, Time, or Location of Annual Meeting
Vote FOR  management  proposals  to change the  date/time/location  of the annual  meeting  unless the  proposed  change is unreasonable.  Vote  AGAINST  shareholder  proposals  to change the  date/time/location  of the annual  meeting  unless the current scheduling or location is unreasonable.
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
o        An auditor has a financial interest in or association with the company, and is therefore not independent
o        Fees for  non-audit  services  are  excessive,  or There is reason to believe  that the  independent  auditor  has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote  CASE-BY-CASE  on  shareholder  proposals  asking  companies  to  prohibit or limit their  auditors  from  engaging in non-audit  services.  Vote FOR  shareholder  proposals  asking for audit firm  rotation,  unless the rotation  period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director  nominees should be made on a CASE-BY-CASE  basis,  examining the following  factors:  composition of the board and key board  committees,  attendance at board  meetings,  corporate  governance  provisions and takeover  activity, long-term company performance  relative to a market index,  directors'  investment in the company,  whether the chairman is also  serving as CEO,  and whether a retired  CEO sits on the board.  However,  there are some  actions by  directors  that should result in votes being withheld.  These instances include directors who:
o         Attend less than 75 percent of the board and committee meetings without a valid excuse
o         Implement or renew a dead-hand or modified dead-hand poison pill
o        Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o         Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o         Failed to act on takeover offers where the majority of the shareholders tendered their shares
o        Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o         Are inside directors or affiliated outsiders and the full board serves as the audit, compensation,  or nominating committee or the company does not have one of these committees
o         Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition,  directors who enacted egregious corporate  governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
Age Limits
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.
Board Size
Vote FOR  proposals  seeking to fix the board size or  designate a range for the board size.  Vote AGAINST  proposals  that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
Classification/Declassification of the Board
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Cumulative Voting
Vote  AGAINST  proposals  to eliminate  cumulative  voting.  Vote  proposals  to restore or permit  cumulative  voting on a
CASE-BY-CASE basis relative to the company's other governance provisions.
Director and Officer Indemnification and Liability Protection
Proposals on director and officer  indemnification  and liability  protection should be evaluated on a CASE-BY-CASE  basis, using Delaware law as the standard.  Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary  damages for  violating  the duty of care.  Vote AGAINST  indemnification  proposals  that would  expand  coverage beyond just legal  expenses to acts,  such as negligence,  that are more serious  violations of fiduciary  obligation  than mere  carelessness.  Vote FOR only  those  proposals  providing  such  expanded  coverage  in cases  when a  director's  or officer's  legal  defense was  unsuccessful  if both of the following  apply:  The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o        Only if the director's legal expenses would be covered.
Establish/Amend Nominee Qualifications
Vote  CASE-BY-CASE  on proposals that establish or amend director  qualifications.  Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident  nominees from joining the board. Vote AGAINST  shareholder proposals requiring two candidates per board seat.
Filling Vacancies/Removal of Directors
Vote  AGAINST  proposals  that  provide  that  directors  may be removed  only for  cause.  Vote FOR  proposals  to restore shareholder  ability to remove  directors with or without cause.  Vote AGAINST  proposals that provide that only continuing directors may elect  replacements to fill board vacancies.  Vote FOR proposals that permit  shareholders to elect directors to fill board vacancies.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE  basis  shareholder  proposals  requiring that the positions of chairman and CEO be held separately.
Because some companies have governance  structures in place that counterbalance a combined position,  the following factors should be taken into account in determining whether the proposal warrants support:
o        Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o        Majority of independent directors on board
o        All-independent key committees
o        Committee chairpersons nominated by the independent directors
o        CEO performance reviewed annually by a committee of outside directors
o        Established governance guidelines
o        Company performance.
Majority of Independent Directors/Establishment of Committees
Vote FOR  shareholder  proposals  asking that a majority or more of directors be independent  unless the board  composition already meets the proposed  threshold by ISS's  definition of  independence.  Vote FOR  shareholder  proposals  asking that board  audit,  compensation,  and/or  nominating  committees  be composed  exclusively  of  independent  directors  if they currently do not meet that standard.
Stock Ownership Requirements
Generally  vote AGAINST  shareholder  proposals  that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.  While ISS favors stock  ownership on the part of  directors,  the company should determine the appropriate ownership requirement.
Term Limits
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o        Long-term financial performance of the target company relative to its industry; management's track record
o        Background to the proxy contest
o        Qualifications of director nominees (both slates)
o        Evaluation of what each side is offering  shareholders as well as the likelihood that the proposed  objectives and goals can be met; and stock ownership positions.
Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation  expenses should be analyzed on a CASE-BY-CASE  basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
Confidential Voting
Vote FOR shareholder  proposals  requesting that corporations  adopt  confidential  voting, use independent vote tabulators and use  independent  inspectors of election,  as long as the proposal  includes a provision for proxy contests as follows:
In the case of a  contested  election,  management  should be  permitted  to request  that the  dissident  group  honor its confidential  voting policy.  If the dissidents  agree,  the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice  proposals are determined on a CASE-BY-CASE  basis,  giving support to those  proposals which allow shareholders  to submit  proposals as close to the meeting  date as  reasonably  possible  and within the  broadest  window possible.
Amend Bylaws without Shareholder Consent
Vote AGAINST  proposals giving the board exclusive  authority to amend the bylaws.  Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
Poison Pills
Vote FOR  shareholder  proposals  that ask a company to submit its poison pill for  shareholder  ratification.  Review on a
CASE-BY-CASE  basis  shareholder  proposals to redeem a company's  poison pill.  Review on a CASE-BY-CASE  basis management proposals to ratify a poison pill.
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit  shareholder  ability to take action by written consent.  Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST  proposals to restrict or prohibit  shareholder  ability to call special  meetings.  Vote FOR  proposals  that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST  proposals to require a  supermajority  shareholder  vote.  Vote FOR  proposals  to lower  supermajority  vote requirements.
5. Mergers and Corporate Restructurings
Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price
o        Fairness opinion
o        Financial and strategic benefits
o        How the deal was negotiated
o        Conflicts of interest
o        Other alternatives for the business
o        Noncompletion risk.
Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Impact on the balance sheet/working capital
o        Potential elimination of diseconomies
o        Anticipated financial and operating benefits
o        Anticipated use of funds
o        Value received for the asset
o        Fairness opinion
o        How the deal was negotiated
o        Conflicts of interest.
Bundled Proposals
Review on a CASE-BY-CASE  basis bundled or "conditioned"  proxy  proposals.  In the case of items that are conditioned upon each other,  examine the benefits and costs of the packaged  items.  In instances when the joint effect of the  conditioned items is not in  shareholders'  best interests,  vote against the proposals.  If the combined  effect is positive,  support such proposals.
Conversion of Securities
Votes on proposals  regarding  conversion  of securities  are  determined on a CASE-BYCASE  basis.  When  evaluating  these proposals  the investor  should  review the dilution to existing  shareholders,  the  conversion  price  relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the  conversion if it is expected that the company will be subject to onerous  penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged
Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Votes on proposals to increase  common and/or  preferred  shares and to issue shares as part of a debt  restructuring  plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o        Dilution to existing shareholders' position
o        Terms of the offer
o        Financial issues
o        Management's efforts to pursue other alternatives
o        Control issues
o        Conflicts of interest.

Vote FOR the debt  restructuring  if it is expected  that the company will file for  bankruptcy if the  transaction  is not approved.

Formation of Holding Company
Votes on proposals  regarding the formation of a holding company should be determined on a CASE-BY-CASE  basis, taking into consideration the following:

o        The reasons for the change
o        Any financial or tax benefits
o        Regulatory benefits
o        Increases in capital structure
o        Changes to the articles of incorporation or bylaws of the company.

Absent compelling  financial  reasons to recommend the transaction,  vote AGAINST the formation of a holding company if the transaction would include either of the following:
o        Increases  in common or  preferred  stock in excess of the  allowable  maximum as  calculated  by the ISS  Capital
         Structure model
o        Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:  offer price/premium,  fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes  CASE-BY-CASE on proposals to form joint ventures,  taking into account the following:  percentage of assets/business contributed,  percentage ownership,  financial and strategic benefits,  governance structure,  conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on  liquidations  should be made on a  CASE-BY-CASE  basis  after  reviewing  management's  efforts  to pursue  other alternatives,  appraisal value of assets, and the compensation plan for executives  managing the liquidation.  Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Votes on mergers and  acquisitions  should be considered  on a  CASE-BY-CASE  basis,  determining  whether the  transaction enhances shareholder value by giving consideration to the following:
o        Prospects of the combined company, anticipated financial and operating benefits
o        Offer price
o        Fairness opinion
o        How the deal was negotiated
o        Changes in corporate governance
o        Change in the capital structure
o        Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals  regarding  private  placements  should be determined  on a CASE-BYCASE  basis.  When  evaluating  these proposals the investor should review:  dilution to existing shareholders'  position,  terms of the offer, financial issues, management's  efforts to pursue other  alternatives,  control  issues,  and  conflicts  of  interest.  Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o        Tax and regulatory advantages
o        Planned use of the sale proceeds
o        Valuation of spinoff
o        Fairness opinion
o        Benefits to the parent company
o        Conflicts of interest
o        Managerial incentives
o        Corporate governance changes
o        Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder  proposals seeking to maximize  shareholder value by hiring a financial advisor to explore strategic  alternatives,  selling the company or liquidating  the company and  distributing  the proceeds to  shareholders.
These  proposals  should be evaluated  based on the following  factors:  prolonged poor  performance  with no turnaround in sight,  signs of entrenched  board and  management,  strategic plan in place for improving  value,  likelihood of receiving reasonable  value in a sale or dissolution,  and whether  company is actively  exploring its strategic  options,  including retaining a financial advisor.

6. State of Incorporation
Control Share Acquisition Provisions
Vote FOR  proposals to opt out of control  share  acquisition  statutes  unless doing so would enable the  completion  of a takeover that would be detrimental to  shareholders.  Vote AGAINST  proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.
Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.
Fair Price Provisions
Vote proposals to adopt fair price  provisions on a  CASE-BY-CASE  basis,  evaluating  factors such as the vote required to approve the proposed acquisition,  the vote required to repeal the fair price provision,  and the mechanism for determining the fair price.  Generally,  vote AGAINST fair price provisions with shareholder vote requirements  greater than a majority of disinterested shares.
Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.
Greenmail
Vote FOR proposals to adopt  antigreenmail  charter of bylaw amendments or otherwise  restrict a company's  ability to make greenmail  payments.  Review on a CASE-BY-CASE  basis  antigreenmail  proposals when they are bundled with other charter or bylaw amendments.
Reincorporation Proposals
Proposals to change a company's state of incorporation  should be evaluated on a CASE-BY-CASE basis,  giving  consideration to both  financial and  corporate  governance  concerns,  including  the reasons for  reincorporating,  a comparison of the governance  provisions,  and a comparison of the jurisdictional  laws. Vote FOR  reincorporation  when the economic factors outweigh any neutral or negative governance changes.
Stakeholder Provisions
Vote AGAINST  proposals that ask the board to consider  nonshareholder  constituencies or other  nonfinancial  effects when evaluating a merger or business combination.
State Antitakeover Statutes
Review on a CASE-BY-CASE  basis proposals to opt in or out of state takeover statutes  (including control share acquisition statutes,  control share cash-out  statutes,  freezeout  provisions,  fair price provisions,  stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.
Common Stock Authorization
Votes on  proposals  to  increase  the  number of shares of common  stock  authorized  for  issuance  are  determined  on a
CASE-BY-CASE  basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class  capital structures to increase the number of authorized  shares of the class of stock that has superior  voting rights.  Vote FOR proposals to approve  increases beyond the allowable  increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o         It is intended for financing purposes with minimal or no dilution to current shareholders
o        It is not designed to preserve the voting power of an insider or significant shareholder
Issue Stock for Use with Rights Plan
Vote AGAINST  proposals  that  increase  authorized  common stock for the explicit  purpose of  implementing  a shareholder rights plan (poison pill).
Preemptive Rights
Review on a CASE-BY-CASE  basis shareholder  proposals that seek preemptive  rights. In evaluating  proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
Preferred Stock
Vote AGAINST  proposals  authorizing the creation of new classes of preferred stock with  unspecified  voting,  conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize  preferred  stock in cases where the company  specifies the voting,  dividend,  conversion, and other rights of such stock and the terms of the preferred stock appear  reasonable.  Vote AGAINST proposals to increase the number of blank check  preferred  stock  authorized  for  issuance  when no shares  have been issued or reserved  for a specific
purpose.  Vote  CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
Recapitalization
Votes  CASE-BY-CASE  on  recapitalizations  (reclassifications  of  securities),  taking into account the  following:  more simplified  capital  structure,  enhanced  liquidity,  fairness of conversion terms,  impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.
Reverse Stock Splits
Vote FOR  management  proposals  to  implement  a  reverse  stock  split  when the  number  of  authorized  shares  will be proportionately  reduced.  Vote FOR management  proposals to implement a reverse stock split to avoid  delisting.  Votes on proposals to implement a reverse stock split that do not  proportionately  reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.
Share Repurchase Programs
Vote FOR management  proposals to institute  open-market  share  repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.
Tracking Stock
Votes on the creation of tracking  stock are  determined  on a  CASE-BY-CASE  basis,  weighing the  strategic  value of the transaction  against such factors as: adverse governance  changes,  excessive increases in authorized capital stock, unfair method of distribution,  diminution of voting rights,  adverse conversion features,  negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation
Votes with respect to  compensation  plans should be determined on a  CASE-BY-CASE  basis.  Our  methodology  for reviewing compensation  plans primarily  focuses on the transfer of shareholder  wealth (the dollar cost of pay plans to shareholders instead of simply  focusing on voting power  dilution).  Using the expanded  compensation  data  disclosed  under the SEC's rules,  ISS will value every award type.  ISS will include in its analyses an estimated  dollar cost for the proposed  plan and all continuing plans. This cost,  dilution to shareholders'  equity,  will also be expressed as a percentage figure for the
transfer of  shareholder  wealth,  and will be  considered  long with  dilution to voting power.  Once ISS  determines  the estimated cost of the plan, we compare it to a company-specific dilution cap.
Our model determines a  company-specific  allowable pool of shareholder  wealth that may be transferred from the company to executives, adjusted for:
o        Long-term  corporate  performance  (on an absolute  basis and  relative to a standard  industry  peer group and an appropriate market index),
o        Cash compensation, and
o        Categorization of the company as emerging, growth, or mature.

These  adjustments are pegged to market  capitalization.  ISS will continue to examine other features of proposed pay plans such as  administration,  payment terms,  plan duration,  and whether the  administering  committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE  basis, using a proprietary,  quantitative model developed by ISS.
Stock Plans in Lieu of Cash
Votes for plans which provide  participants  with the option of taking all or a portion of their cash  compensation  in the form of stock are  determined on a  CASE-BY-CASE  basis.  Vote FOR plans which provide a  dollar-for-dollar  cash for stock exchange.  Votes for plans which do not provide a  dollar-for-dollar  cash for stock  exchange  should be  determined  on a
CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Director Retirement Plans
Vote AGAINST retirement plans for nonemployee  directors.  Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.
Management Proposals Seeking Approval to Reprice Options
Votes on  management  proposals  seeking  approval  to  reprice  options  are  evaluated  on a  CASE-BY-CASE  basis  giving consideration to the following:
o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        Term of the option
o        Exercise price
o        Participation.

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:
o        Purchase price is less than 85 percent of fair market value, or
o        Offering period is greater than 27 months, or
o        VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend  shareholder-approved  compensation plans to include administrative  features or place a cap on the annual  grants any one  participant  may receive to comply with the  provisions  of Section  162(m).  Vote FOR proposals to add performance  goals to existing  compensation  plans to comply with the provisions of Section 162(m) unless they are clearly  inappropriate.  Votes to amend  existing plans to increase  shares  reserved and to qualify for favorable tax treatment  under the  provisions of Section  162(m) should be considered on a  CASE-BY-CASE  basis using a proprietary, quantitative  model  developed  by ISS.  Generally  vote FOR cash or cash and  stock  bonus  plans  that are  submitted  to shareholders  for the purpose of exempting  compensation  from taxes under the  provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR  proposals to  implement an ESOP or increase  authorized  shares for existing  ESOPs,  unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally,  vote FOR  shareholder  proposals  seeking  additional  disclosure  of executive  and director pay  information, provided  the  information  requested  is  relevant to  shareholders'  needs,  would not put the  company at a  competitive disadvantage  relative to its industry,  and is not unduly burdensome to the company.  Vote AGAINST  shareholder  proposals seeking to set absolute  levels on  compensation  or  otherwise  dictate the amount or form of  compensation.  Vote AGAINST shareholder  proposals  requiring  director  fees be paid in stock  only.  Vote FOR  shareholder  proposals  to put  option repricings to a shareholder vote. Vote on a CASE-BY-CASE  basis for all other  shareholder  proposals  regarding  executive and director pay, taking into account company  performance,  pay level versus peers,  pay level versus  industry,  and long term corporate outlook.

Option Expensing
Generally  vote FOR  shareholder  proposals  asking the company to expense  stock  options,  unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options
Vote   CASE-BY-CASE  on  shareholder   proposals   advocating  the  use  of  performance   based  stock  options  (indexed,
premium-priced, and performance-vested options), taking into account:
o        Whether the proposal mandates that all awards be performance-based
o        Whether the proposal extends beyond executive awards to those of lower-ranking employees
o        Whether the  company's  stock-based  compensation  plans meet ISS's SVT criteria and do not violate our  repricing guidelines

Golden and Tin Parachutes
Vote FOR shareholder  proposals to require golden and tin parachutes  (executive severance  agreements) to be submitted for shareholder  ratification,  unless the proposal requires shareholder approval prior to entering into employment  contracts.
Vote on a CASE-BY-CASE  basis on proposals to ratify or cancel golden or tin  parachutes.  An acceptable  parachute  should include the following: The parachute should be less attractive than an ongoing employment opportunity with the firm
o        The triggering mechanism should be beyond the control of management
o        The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o        The nature of the product and the degree that animal  testing is necessary or federally  mandated (such as medical products),
o        The availability and feasibility of alternatives to animal testing to ensure product safety, and
o        The degree that competitors are using  animal-free  testing.  Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o        The company has already published a set of animal welfare standards and monitors compliance
o        The company's standards are comparable to or better than those of peer firms, and
o        There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote  CASE-BY-CASE on proposals asking the company to implement price restraints on  pharmaceutical  products,  taking into account:
o        Whether the proposal focuses on a specific drug and region
o        Whether the economic benefits of providing  subsidized drugs (e.g.,  public goodwill)  outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o        The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o        Whether the company already limits price increases of its products
o        Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o        The extent that peer companies implement price restraints

Genetically Modified Foods
Vote CASE-BY-CASE on proposals to label genetically  modified (GMO) ingredients  voluntarily in the company's products,  or alternatively to provide interim  labeling and eventually  eliminate GMOs,  taking into account:  The costs and feasibility of labeling and/or phasing out The nature of the company's business and the proportion of it affected by the proposal
o        The proportion of company sales in markets requiring labeling or GMO-free products
o        The extent that peer companies label or have eliminated GMOs
o        Competitive benefits, such as expected increases in consumer demand for the company's products
o        The risks of misleading consumers without federally mandated, standardized labeling
o        Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling  products  containing GMOs. Vote AGAINST proposals to completely phase out GMOs from the company's  products.  Such resolutions  presuppose that there are proven health risks to
GMOs--an issue better left to federal  regulators--which  outweigh the economic  benefits  derived from  biotechnology.  Vote
CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
o        The  relevance  of the  proposal  in terms of the  company's  business  and the  proportion  of it affected by the resolution
o        The extent that peer companies have eliminated GMOs
o        The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
o        Whether  the  proposal  is limited to a  feasibility  study or  additionally  seeks an action  plan and  timeframe actually to phase out GMOs
o        The percentage of revenue  derived from  international  operations,  particularly  in Europe,  where GMOs are more regulated.

Vote AGAINST  proposals  seeking a report on the health and  environmental  effects of GMOs and the company's  strategy for phasing out GMOs in the event they  become  illegal in the United  States.  Studies of this sort are better  undertaken  by regulators  and the  scientific  community.  If made  illegal  in the  United  States,  genetically  modified  crops  would automatically be recalled and phased out.

Handguns
Generally vote AGAINST  requests for reports on a company's  policies aimed at curtailing gun violence in the United States unless the report is confined to product safety  information.  Criminal  misuse of firearms is beyond  company  control and instead falls within the purview of law enforcement agencies.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's  procedures  for  preventing  predatory  lending,  including the establishment of a board committee for oversight, taking into account:
o        Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o        Whether the company has adequately disclosed the financial risks of its subprime business
o        Whether the company has been subject to violations of lending laws or serious lending controversies
o        Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:
Second-hand smoke:
o        Whether the company complies with all local ordinances and regulations
o        The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o        The risk of any health-related liabilities.
Advertising to youth:
o        Whether the company  complies  with federal,  state,  and local laws on the marketing of tobacco or if it has been fined for violations
o        Whether the company has gone as far as peers in restricting advertising
o        Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o        Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
o        The percentage of the company's business affected
o        The  economic  loss of  eliminating  the  business  versus  any  potential  tobacco-related  liabilities.  Spinoff tobacco-related businesses:
o        The percentage of the company's business affected
o        The feasibility of a spinoff
o        Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks: Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Vote  CASE-BY-CASE  on reports  outlining  potential  environmental  damage from drilling in the Arctic  National  Wildlife
Refuge (ANWR), taking into account:
o        Whether there are publicly available environmental impact reports;
o        Whether the company has a poor environmental  track record, such as violations of federal and state regulations or accidental spills; and
o        The current status of legislation regarding drilling in ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o        The company's current  environmental  disclosure beyond legal  requirements,  including  environmental  health and safety (EHS) audits and reports that may duplicate CERES
o        The company's environmental  performance record,  including violations of federal and state regulations,  level of toxic emissions, and accidental spills
o        Environmentally conscious practices of peer companies, including endorsement of CERES
o        Costs of membership and implementation.

Environmental Reports
Generally  vote  FOR  requests  for  reports  disclosing  the  company's  environmental  policies  unless  it  already  has well-documented environmental management systems that are available to the public.
Global Warming
Generally  vote FOR reports on the level of greenhouse gas emissions  from the company's  operations  and products,  unless the report is  duplicative  of the  company's  current  environmental  disclosure  and  reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o        The company's level of disclosure lags that of its competitors, or
o        The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o        The nature of the company's business and the percentage affected
o        The extent that peer companies are recycling
o        The timetable prescribed by the proposal
o        The costs and methods of implementation
o        Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o        The nature of the company's business and the percentage affected
o        The extent that peer companies are switching from fossil fuels to cleaner sources
o        The timetable and specific action prescribed by the proposal
o        The costs of implementation
o        The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing  renewable  energy  sources,  unless the report is duplicative  of the company's  current  environmental  disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES
Link Executive Compensation to Social Performance
Vote  CASE-BY-CASE  on proposals to review ways of linking  executive  compensation  to social  factors,  such as corporate downsizings, customer or employee satisfaction,  community involvement, human rights, environmental performance,  predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o        The relevance of the issue to be linked to pay
o        The degree that social performance is already included in the company's pay structure and disclosed
o        The degree that social performance is used by peer companies in setting pay
o        Violations or complaints filed against the company relating to the particular social performance measure
o        Artificial  limits  sought by the  proposal,  such as  freezing  or  capping  executive  pay  Independence  of the compensation committee
o        Current company pay levels.

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o        The company is in compliance with laws governing corporate political activities, and
o        The company has procedures in place to ensure that employee  contributions to  company-sponsored  political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST  proposals to report or publish in newspapers the company's  political  contributions.  Federal and state laws restrict the amount of corporate contributions and include reporting  requirements.  Vote AGAINST proposals disallowing the company from making  political  contributions.  Businesses  are affected by legislation  at the federal,  state,  and local level and barring contributions can put the company at a competitive  disadvantage.  Vote AGAINST proposals restricting the company from making  charitable  contributions.  Charitable  contributions  are generally  useful for assisting  worthwhile causes and for  creating  goodwill  in the  community.  In the  absence of bad faith,  self-dealing,  or gross  negligence, management  should determine which  contributions  are in the best interests of the company.  Vote AGAINST proposals asking for a list of company  executives,  directors,  consultants,  legal counsels,  lobbyists,  or investment  bankers that have prior  government  service and whether  such  service had a bearing on the  business of the  company.  Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
o        There are serious controversies surrounding the company's China operations, and
o        The company does not have a code of conduct  with  standards  similar to those  promulgated  by the  International
         Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a particular  country and steps to protect human rights, based on:
o        The nature and amount of company business in that country
o        The company's workplace code of conduct
o        Proprietary and confidential information involved
o        Company compliance with U.S. regulations on investing in the country
o        Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote  CASE-BY-CASE  on  proposals to  implement  certain  human  rights  standards  at company  facilities  or those of its suppliers  and to commit to outside,  independent  monitoring.  In evaluating  these  proposals,  the  following  should be considered:
o        The company's  current  workplace code of conduct or adherence to other global  standards and the degree they meet the standards promulgated by the proponent
o        Agreements with foreign suppliers to meet certain workplace standards
o        Whether company and vendor facilities are monitored and how
o        Company participation in fair labor organizations
o        Type of business
o        Proportion of business conducted overseas
o        Countries of operation with known human rights abuses
o        Whether the company has been recently involved in significant labor and human rights controversies or violations
o        Peer company standards and practices
o        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o        The company does not operate in countries with significant human rights violations
o        The company has no recent human rights controversies or violations, or
o        The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o        Company compliance with or violations of the Fair Employment Act of 1989
o        Company antidiscrimination policies that already exceed the legal requirements
o        The cost and feasibility of adopting all nine principles
o        The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o        The potential for charges of reverse discrimination
o        The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o        The level of the company's investment in Northern Ireland
o        The number of company employees in Northern Ireland
o        The degree that industry peers have adopted the MacBride Principles
o        Applicable  state and  municipal  laws that limit  contracts  with  companies  that have not adopted the  MacBride
         Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST  reports on foreign  military  sales or offsets.  Such  disclosures  may involve  sensitive  and  confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote  CASE-BY-CASE  on proposals  asking a company to renounce future  involvement in  antipersonnel  landmine  production, taking into account:
o        Whether the company has in the past manufactured landmine components
o        Whether the company's peers have renounced future production
Vote  CASE-BY-CASE on proposals  asking a company to renounce future  involvement in cluster bomb  production,  taking into account:
o        What weapons classifications the proponent views as cluster bombs
o        Whether the company currently or in the past has manufactured cluster bombs or their components
o        The percentage of revenue derived from cluster bomb manufacture
o        Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons  components and delivery systems,  including disengaging from current and proposed  contracts.  Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
o        The information is already publicly available or
o        The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o        The board composition is reasonably inclusive in relation to companies of similar size and business or
o        The board already reports on its nominating procedures and diversity initiatives.

Vote  CASE-BY-CASE  on proposals  asking the company to increase the  representation  of women and minorities on the board, taking into account:
o        The degree of board diversity
o        Comparison with peer companies
o        Established process for improving board diversity
o        Existence of independent nominating committee
o        Use of outside search firm
o        History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o        The company has well-documented equal opportunity programs
o        The company  already  publicly  reports on its  company-wide  affirmative  initiatives  and  provides  data on its workforce diversity, and
o        The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking  information on the diversity efforts of suppliers and service  providers,  which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally  vote  FOR  reports  outlining  the  company's   progress  towards  the  Glass  Ceiling   Commission's   business
recommendations, unless:
o        The composition of senior management and the board is fairly inclusive
o        The company has well-documented programs addressing diversity initiatives and leadership development
o        The company  already issues public reports on its  company-wide  affirmative  initiatives and provides data on its workforce diversity, and
o        The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
o        Whether the company's EEO policy is already in compliance with federal, state and local laws
o        Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
o        The industry norm for including sexual orientation in EEO statements
o        Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST  proposals to extend  company  benefits to or eliminate  benefits from domestic  partners.  Benefit  decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
o        Board structure
o        Director independence and qualifications
o        Attendance at board and committee meetings.

Votes should be withheld from directors who:
o        Attend less than 75 percent of the board and committee  meetings  without a valid excuse for the  absences.  Valid reasons  include  illness or absence due to company  business.  Participation  via  telephone  is  acceptable.  In addition,  if the director  missed only one meeting or one day's  meetings,  votes should not be withheld  even if such absence dropped the director's attendance below 75 percent.
o        Ignore a shareholder proposal that is approved by a majority of shares outstanding
o        Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o        Are interested directors and sit on the audit or nominating committee, or
o        Are  interested  directors and the full board serves as the audit or nominating  committee or the company does not have one of these committees.

Convert Closed-end Fund to Open-end Fund
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
o        Past performance as a closed-end fund
o        Market in which the fund invests
o        Masures taken by the board to address the discount
o        Past shareholder activism, board activity
o        Votes on related proposals.

Proxy Contests
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Past performance relative to its peers
o        Market in which fund invests
o        Measures taken by the board to address the issues
o        Past shareholder activism, board activity, and votes on related proposals
o        Strategy of the incumbents versus the dissidents
o        Independence of directors
o        Experience and skills of director candidates
o        Governance profile of the company
o        Evidence of management entrenchment

Investment Advisory Agreements
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Proposed and current fee schedules
o        Fund category/investment objective
o        Performance benchmarks
o        Share price performance compared to peers
o        Resulting fees relative to peers
o        Assignments (where the advisor undergoes a change of control).

Approve New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Votes on the  authorization for or increase in preferred shares should be determined on a CASE-BY-CASE  basis,  considering the following factors:
o        Stated specific financing purpose
o        Possible dilution for common shares
o        Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Potential competitiveness
o        Regulatory developments
o        Current and potential returns
o        Current and potential risk.

Generally vote FOR these  amendments as long as the proposed  changes do not  fundamentally  alter the investment  focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental
Restriction
Proposals to change a  fundamental  restriction  to a  nonfundamental  restriction  should be  evaluated on a  CASE-BY-CASE basis, considering the following factors:
o        The fund's target investments
o        The reasons given by the fund for the change
o        The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Political/economic changes in the target market
o        Consolidation in the target market
o        Current asset composition

Change in Fund's Subclassification
Votes on changes in a fund's  subclassification  should be determined on a CASE-BY-CASE  basis,  considering  the following factors:
o        Potential competitiveness
o        Current and potential returns
o        Risk of concentration
o        Consolidation in target industry

Disposition of Assets/Termination/Liquidation
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o        Strategies employed to salvage the company
o        The fund's past performance
o        Terms of the liquidation.

Changes to the Charter Document
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
o        The degree of change implied by the proposal
o        The efficiencies that could result
o        The state of incorporation
o        Regulatory standards and implications.

Vote AGAINST any of the following changes:
o        Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o        Removal of shareholder approval requirement for amendments to the new declaration of trust
o        Removal of shareholder approval  requirement to amend the fund's management contract,  allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o        Allow the trustees to impose other fees in addition to sales  charges on  investment  in a fund,  such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o        Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o        Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
o        Regulations of both states
o        Required fundamental policies of both states
o        Increased flexibility available.

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o        Fees charged to comparably sized funds with similar objectives
o        The proposed distributor's reputation and past performance
o        The competitiveness of the fund in the industry
o        Terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
o        Resulting fee structure
o        Performance of both funds
o        Continuity of management personnel
o        Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement
Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.  While ISS favors stock  ownership on the part of directors,  the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses
Voting to reimburse proxy solicitation  expenses should be analyzed on a CASE-BY-CASE  basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Advisor
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

o        Performance of the fund's NAV
o        The fund's history of shareholder relations
o        The performance of other funds under the advisor's management.

                            GAMCO Investors, Inc. - The Voting of Proxies on Behalf of Clients

         These procedures are adopted pursuant to the proxy rules  promulgated by 17 C.F.R.ss.ss.274.204(4)-2,  275.204-2 and
270.30b1-4.  These  procedures will be used by the advisers  having to determine how to vote proxies  relating to portfolio securities,  including  the  procedures  that the Fund uses when a vote  presents a conflict  between the interests of Fund shareholders,  on the one hand,  and those of the Fund's  investment  adviser;  principal  underwriter;  or any  affiliated person of the Fund, its investment adviser, or its principal underwriter.

I.       Proxy Voting Committee

     The proxy committee was originally formed in April 1989 for the purpose of formulating  guidelines and reviewing proxy statements  within the  parameters set by the  substantive  proxy voting  guidelines  published by GAMCO in 1988, a copy of which are appended as Exhibit A. The committee will include  representatives  of Research,  Administration,  legal, and the adviser.  Where a member of the Committee  ceases to serve, a replacement  will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003.  The members are:

         Research

                  Ivan Arteaga, Research Analyst
                  Joshua Fenton, Director of Research
                  James Foung, Research Analyst
                  Douglas R. Jamieson, Chief Operating Officer
                  William S. Selby, Managing Director
                  Peter D. Zaglio, Chairman, Proxy Committee

         Administration

                  Karyn M. Nappi, Compliance Manager

         Legal

                  Stephen DeTore, Deputy General Counsel
                  James E. McKee, General Counsel

         Gabelli Funds, LLC.

                  Bruce N. Alpert, Chief Operating Officer
                  Caesar M. P. Bryan, Portfolio Manager
                  Howard F. Ward, Portfolio Manager

         Peter D.  Zaglio  currently  chairs the  committee.  In his  absence,  the  Director  of  Research  will chair the committee.  Meetings  are held as needed  basis to form views on the manner in which the  advisers  should vote  proxies on behalf of the  shareholders.  In general,  the research analyst who follows the issuer,  using the Proxy  Guidelines,  will recommend how to vote on each issue.  All matters  identified  by the Legal and  Compliance  Department  as  controversial, taking into account  matters such as the  recommendation  of third party  services such as ISS, that matter is presented to the Proxy voting  committee.  If the Legal and  Compliance  Department or the analyst has  identified the matter as (1) one that is  controversial,  (2) one that would benefit from deliberation by the Proxy Voting Committee or (3) may give rise to a conflict of interest  between the adviser and the  advisory  clients of the firm,  the analyst will  initially  determine what vote to recommend that the adviser should cast.

         For  non-controversial  matters,  the  analyst  may  vote  the  proxy  if (1) the  vote  is  consistent  with  the recommendations of the issuer's Board of Directors,  and not contrary to the Proxy Guidelines;  or (2) the vote is contrary to the  recommendations  of the Board of Directors but is consistent with the Proxy  Guidelines.  In those  instances,  the analyst  may sign and date the proxy and return  them to the  Compliance  Manager.  If the vote is not covered by the Proxy
Guidelines  and the analyst  recommends  voting  against the issuer's  Board of Directors'  recommendations,  the vote goes before the committee.

         For matters submitted to the Committee,  each member of the Committee will receive,  prior to the meeting,  a copy of the proxy statement,  any third party research,  a summary of any views provided by the Chief Investment Officer and any recommendation  by the analyst.  At the meeting,  the analyst  presents his/her  viewpoint,  and a vote of the committee is taken.  If counsel  believes  that the matter  before the committee is one with respect to which a conflict of interest may exist  between the adviser and the clients of the adviser,  counsel will  provide an opinion to  committee  concerning  the conflict.  If the matter is one in which the  interests  of the clients of one or more of  advisers  may  diverge,  counsel will so advise and the  Committee  may make a different  recommendation  as to each  adviser.  For any  matters  that might trigger  appraisal  rights,  counsel  will provide an opinion  concerning  the likely risks and merits of such an appraisal action.  Should  the vote  concerning  one or more  recommendations  be tied in a vote of the  committee,  the views of the analyst will be followed.  The  committee  notifies the proxy  department  of the result of the vote and the proxy is voted accordingly.

         Although  the Proxy  Guidelines  express  the normal  preferences  of the  voting of any  shares not  covered by a contrary  investment  guideline provided by the client, the Committee is not bound by the preference set forth in the Proxy
Guidelines  and will reviewed each matter on its own merits.  Written  minutes of all proxy  meetings are kept on file. The adviser subscribes to the Institutional  Shareholder  Corporate  Governance  Service.  ISS supplies current  information on regulations,  trends in proxy voting and  information  on  corporate  governance  issues.  ISS also  sponsors  seminars and conferences on corporate governance matters.

         If the vote cast either by the analyst or as a result of the  deliberations  of the Proxy  Voting  Committee  runs contrary to the  recommendation  of the Board of Directors of the issuer,  the matter will be referred to legal  counsel to determine whether an amendment to the last-filed Schedule 13D is appropriate.

II.  Social Issues and other Client Guidelines

         If the client has  provided  special  instructions  relating  to the  adviser by voting the proxy on behalf of the client,  any  special  client  considerations  should  be  noted  on the  client  profile  and  disseminated  to the  proxy department.  This is the  responsibility  of the portfolio  manager or sales  assistant.  In accordance  with Department of
Labor  guidelines,  the  adviser's  policy  is to vote on  behalf  of  ERISA  accounts  in the  best  interest  of the plan participants  with regard to social issues that carry an economic  impact.  Where an account is not governed by ERISA,  the adviser  will vote  shares  held on  behalf of the  client in a manner  consistent  with any  individual  investment/voting guidelines provided by the client.  Otherwise the adviser will abstain with respect to those shares.

III. Client retention of Voting Rights

         If a client  chooses  to retain  the right to vote  proxies  or if there is any  change in voting  authority,  the following should be notified by the portfolio manager/sales assistant:

         - Client profile
         - Legal: James McKee and Stephen DeTore
         - Proxy department: Karyn Nappi
         - Portfolio Manager assigned to the account.

         In the  event  that the  Board of  Directors  of one or more of the  investment  companies  managed  by one of the advisers has retained  direct voting control over any security,  the Compliance  Department  will provide each Board Member
(Or in the event that the voting has been delegated to a committee of the Board,  to the Committee  members) with a copy of the proxy statement together with any recommendation by the adviser.

IV. Voting Records

         The  Compliance  Department  will retain a record of matters  voted upon.  It will  provide to the  advisers  such voting records as are necessary to fulfill.  The adviser's staff may request  proxy-voting records for use in presentations to current or  prospective  clients.  Requests  for proxy voting  records  should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly,  semi-annual  or annual basis,  please notify the proxy  department.  The  reports  will be  available  for mailing  approximately  ten days after the quarter end of the period.  First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodian of all separate account clients for which the adviser has voting  responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales  assistant  sends the letter to the  custodian  of all new  accounts,  along with the  trading/DTC  instructions.
Proxy voting records will be retained in compliance with 17 C.F.R.ss.275.204-2.

V. Voting Procedures

1. Custodian  banks,  outside  brokerage  firms and Wexford  Clearing  Services  Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of three forms:

o        Shareholder  Vote  Authorization  Forms  (VAF's)  -  Issued  by ADP.  VAF's  must be  voted  through  the  issuing institution  causing a time lag.  ADP is an outside  service  contracted  by the various  institutions  to issue proxy materials.
o        Proxy cards which may be voted directly.
o        Proxy cards which are returned to the custodian (usually an outside broker).
      This is the least efficient method.  It is difficult to determine whether our votes are being cast in the manner we directed.  There is also a considerable time lag.

2. On the record date, a run is made of all holders of the security  for  comparison  with proxies when they are  received.
To facilitate the  reconciliation  process,  a copy of any trade  corrections  occurring between record date minus five and the meeting date should be given to the proxy  department by the person making the  correction.  Any trade that changes the voting status of shares (i.e. from "A" shares to "B" shares) should also be given to the proxy department.

3. Upon  receipt of the proxy,  the number of shares each form  represents  is logged into the proxy  system  according  to security.

4. In the case of a discrepancy  such as an incorrect  number of shares,  an improperly  signed or dated card,  wrong class of security,  etc.,  the issuing  custodian is notified by phone.  A corrected  proxy is requested.  Any  arrangements  are made to insure that a proper proxy is received in time to be voted  (overnight  delivery,  fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

5. Upon receipt of  instructions  from the proxy committee (see  Administrative),  the votes are cast and recorded for each account on an individual basis.

Since  January 1, 1992,  records have been  maintained on the Proxy Edge system.  The system is backed up  regularly.  From
1990 through 1991,  records were maintained on the PROXY VOTER system and in hardcopy format.  Prior to 1990,  records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom
         Name of person posting the vote
         Date and method by which the vote was cast

o        From  these  records  individual  client  proxy  voting  records  are  compiled.  It  is  our  policy  to  provide institutional  clients with a proxy voting record during client  reviews.  In addition,  we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

6. Proxy  cards/VAF's  are marked and copied.  Copies are kept  alphabetically  by security.  Records for the current proxy season are located in the Proxy Department  office.  In preparation for the upcoming  season,  files are transferred to the
La Vigna storage facility during January/February.

7.  Shareholder  Vote  Authorization  Forms  issued by ADP are always sent  directly to a specific  individual  at ADP. The
Advisers's  ADP  representative  is Andre  Carvajal.  Her back-up is Gina Bitros.  Their  supervisor is Debbie  Sciallo.  A follow-up call is made to verify receipt.

8. If a proxy card or VAF is received too late to be voted in the  conventional  matter,  every  attempt is made to vote on one of the following manners:

o        VAF's can be faxed to ADP up until the time of the meeting.  This is followed up by mailing the original form.
         -or-
      A call is placed to the  custodian  bank and a verbal vote is given to the bank and the bank then calls ADP and gives a verbal vote.  Because of the increased  possibility  for errors,  this method is only used as a last resort.  ADP may not take a verbal vote from the Adviser directly.  Written verification of the vote is requested from the custodian.

o        When a solicitor has been retained, the solicitor is called. At the solicitor's  direction,  the proxy is faxed or sent by messenger.

10.  Two weeks prior to the meeting all custodians who have not yet forward proxy materials are contacted.

11.  In the case of a proxy contest, records are maintained for each opposing entity.

12.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a "legal  proxy" is obtained in the  following manner:

o        Banks and brokerage firms using the services at ADP:

      The back of the VAF is  stamped  indicating  that we wish to vote in  person.  The forms are then sent  overnight  to
ADP. ADP issues  individual  legal proxies and sends them back via  overnight  (or the Adviser can pay messenger  charges).
A  lead-time  of at least two weeks  prior to the  meeting is needed to do this.  Alternatively,  the  procedures  detailed below for banks not using ADP may be implemented.

o        Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"Representative of [Adviser name]  with full power of substitution."

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

o        A limited Power of Attorney appointing the attendee an Adviser representative.
o        A list of all shares  being voted by  custodian  only.  Client names and account  numbers are not  included.  This list must be presented,  along with the proxies,  to the  Inspectors of Elections  and/or  tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must "qualify" the votes (i.e.  determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o        A sample ERISA and Individual contract.
o        A sample of the annual authorization to vote proxies form.
o        A copy of our most recent Schedule 13D filing (if applicable).

Proxy Voting Guidelines - GABELLI ASSET MANAGEMENT, INC.

1.       General Policy Statement
         ------------------------

         It is the policy of Gabelli Asset  Management  Inc. to vote in the best economic  interests of our clients.  As we state in our Magna Carta of Shareholders  Rights,  established in May 1988, we are neither for nor against  management.  We are for shareholders.

         At our first proxy committee  meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework  first  established  by our Magna Carta of  Shareholders  Rights.  The attached  guidelines serve to enhance that broad framework.

         We do not  consider  any issue  routine.  We take into  consideration  all of our  research  on the  company,  its directors,  and their short and  long-term  goals for the  company.  In cases where issues that we generally do not approve of are combined with other issues,  the negative  aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

2.       Board of Directors
         ------------------

         The advisers do not consider  the election of the Board of Directors a routine  issue.  Each slate of directors is evaluated on a case-by-case basis.

         Factors taken into consideration include:

o        Historical responsiveness to shareholders
                  This may include such areas as:
-        Paying greenmail
-        Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance

3.       Selection of Auditors
         ---------------------

         In general, we support the Board of Directors' recommendation for auditors.

4.       Blank Check Preferred Stock
         ---------------------------

         We oppose the issuance of blank check preferred stock.

         Blank check  preferred  stock  allows the company to issue stock and  establish  dividends,  voting  rights,  etc.
without further shareholder approval.

5.       Classified Board
         ----------------

         A classified board is one where the directors are divided into classes with  overlapping  terms. A different class is elected at each annual meeting.

         While a classified  board promotes  continuity of directors  facilitating  long range planning,  we feel directors should be  accountable to  shareholders  on an annual basis.  We will look at this proposal on a case-by-case  basis taking into consideration the board's historical responsiveness to the rights of shareholders.

         Where a  classified  board is in place we will  generally  not support  attempts to change to an annually  elected board.

         When an annually elected board is in place, we generally will not support attempts to classify the board.

                  6.       Increase Authorized Common Stock
                           --------------------------------

         The request to increase the amount of outstanding shares is considered on a case-by-case basis.

         Factors taken into consideration include:

o        Future use of additional shares
                  -        Stock split
                  -        Stock option or other executive compensation plan
                  -        Finance growth of company/strengthen balance sheet
                  -        Aid in restructuring
                  -        Improve credit rating
                  -        Implement a poison pill or other takeover defense
o        Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

         We will support this proposal if a detailed and verifiable plan for the use of the additional  shares is contained in the proxy statement.

7.       Confidential Ballot
         -------------------

         We support the idea that a shareholder's identity and vote should be treated with confidentiality.

         However, we look at this issue on a case-by-case basis.

         In order to promote  confidentiality  in the voting  process,  we endorse  the use of  independent  Inspectors  of
Election.

8.       Cumulative Voting
         -----------------

         In general, we support cumulative voting.

         Cumulative  voting is a process by which a shareholder  may multiply the number of directors  being elected by the number of shares held on record date and cast the total  number for one  candidate or allocate the voting among two or more candidates.

         Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

         Cumulative  voting may result in a minority block of stock gaining  representation  on the board.  When a proposal is made to institute  cumulative  voting,  the proposal will be reviewed on a case-by-case  basis.  While we feel that each board member should represent all shareholders,  cumulative  voting provides  minority  shareholders an opportunity to have their views represented.

9.       Director Liability and Indemnification
         --------------------------------------

         We support  efforts  to attract  the best  possible  directors  by  limiting  the  liability  and  increasing  the indemnification of directors, except in the case of insider dealing.

10.      Equal Access to the Proxy
         -------------------------

         The SEC's rules provide for shareholder  resolutions.  However,  the resolutions are limited in scope and there is a 500 word limit on proponents'  written  arguments.  Management has no such limitations.  While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

11.      Fair Price Provisions
         ---------------------

         Charter  provisions  requiring a bidder to pay all  shareholders  a fair price are  intended  to prevent  two-tier tender offers that may be abusive.  Typically, these provisions do not apply to a board-approved transactions.

         We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

         Reviewed on a case-by-case basis.

12.      Golden Parachutes
         -----------------

         Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

         We support  any  proposal  that would  assure  management  of its own  welfare so that they may  continue  to make decisions in the best interest of the company and  shareholders  even if the decision  results in them losing their job. We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

         Note:  Congress has imposed a tax on any parachute  that is more than three times the  executive's  average annual compensation.

13.      Anti-greenmail Proposals
         ------------------------

         We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders  equally across the board.

14.      Limit Shareholders' Rights to call Special Meetings
         ---------------------------------------------------

         We support the right of shareholders to call a special meeting.

15.      Consideration of Non-financial Effects of a Merger
         --------------------------------------------------

         This proposal  releases the directors  from only looking at the financial  effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

         As a  fiduciary,  we are  obligated  to vote in the best  economic  interests  of our  clients.  In general,  this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

         Reviewed on a case-by-case basis.

16.      Mergers, Buyouts, Spin-offs, Restructurings
         -------------------------------------------

         Each of the above are  considered  on a  case-by-case  basis.  According to the  Department  of Labor,  we are not required to vote for a proposal  simply  because the offering  price is at a premium to the current  market  price.  We may take into consideration the long term interests of the shareholders.
17.      Military Issues
         ---------------

         Shareholder  proposals  regarding  military  production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

         In voting on this  proposal for our  non-ERISA  clients,  we will vote  according to the client's  direction  when applicable.  Where no direction  has been given,  we will vote in the best  economic  interests  of our clients.  It is not our duty to impose our social judgment on others.

18.      Northern Ireland
         ----------------

         Shareholder  proposals  requesting  the  signing of the  MacBride  principles  for the purpose of  countering  the discrimination  of Catholics  in hiring  practices  must be  evaluated  on a purely  economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

         In  voting  on this  proposal  for our  non-ERISA  clients,  we will  vote  according  to  client  direction  when applicable.  Where no direction  has been given,  we will vote in the best  economic  interests  of our clients.  It is not our duty to impose our social judgment on others.

19.      Opt Out of State Anti-takeover Law
         ----------------------------------

         This  shareholder  proposal  requests  that a company opt out of the  coverage of the state's  takeover  statutes.
Example:  Delaware  law  requires  that a buyer  must  acquire  at least 85% of the  company's  stock  before the buyer can exercise control unless the board approves.

         We consider this on a case-by-case basis.  Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors

20.      Poison Pill
         -----------

         In general, we do not endorse poison pills.

         In certain cases where  management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

21.      Reincorporation
         ---------------

         Generally,  we support  reincorporation for well-defined  business reasons. We oppose  reincorporation if proposed solely for the  purpose of  reincorporating  in a state with more  stringent  anti-takeover  statutes  that may  negatively impact the value of the stock.

22.      Stock Option Plans
         ------------------

         Stock option plans are an excellent way to attract,  hold and motivate  directors  and  employees.  However,  each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o        Amount of stock already authorized but not yet issued under existing stock option plans

23.      Supermajority Vote Requirements
         -------------------------------

         Supermajority  vote  requirements in a company's charter or bylaws require a level of voting approval in excess of a simple  majority of the  outstanding  shares.  In general,  we oppose  supermajority-voting  requirements.  Supermajority requirements  often exceed the average level of  shareholder  participation.  We support  proposals'  approvals by a simple majority of the shares voting.

24.      Limit Shareholders' Right to Act by Written Consent
         ---------------------------------------------------

         Written  consent allows  shareholders  to initiate and carry on a shareholder  action without having to wait until the next annual  meeting or to call a special  meeting.  It permits  action to be taken by the written  consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

         Reviewed on a case-by-case basis.

                                                   Goldman, Sachs & Co.
                                           Goldman Sachs Asset Management, L.P.
                                       Goldman Sachs Asset Management International
                                                Goldman Sachs Princeton LLC
                                                  (collectively, "GSAM")

SUMMARY OF POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

Proxy voting and our  understanding  of corporate  governance  issues are important  elements of the  portfolio  management services  we perform  for our  advisory  clients who have  authorized  us to address  these  matters on their  behalf.  Our guiding  principles in performing  this service are to make proxy voting  decisions  that (i) favor  proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

Public Equity Investments

Overview of GSAM Proxy Voting Policy

To implement these general  principles for investments in publicly-traded  equities,  we have adopted the GSAM Proxy Voting
Policy to assist us in making proxy voting  decisions and developing  procedures for effecting  those  decisions.  The GSAM
Proxy Voting  Policy and  associated  procedures  are designed to ensure that where GSAM has the authority to vote proxies,
GSAM complies with its legal, fiduciary, and contractual obligations.

The GSAM Proxy Voting Policy addresses a wide variety of individual  topics,  including,  among other matters,  shareholder
voting  rights,  anti-takeover  defenses,  board  structures  and  the  election  of  directors,   executive  and  director
compensation,  reorganizations,  mergers and various  shareholder  proposals.  It reflects GSAM's  fundamental  belief that sound corporate  governance will create a framework  within which a company can be directed and managed in the interests of its shareholders.  Senior  management of GSAM  periodically  reviews the GSAM Proxy Voting Policy to ensure it continues to be  consistent  with our guiding  principles.  Clients may request a copy of the GSAM Proxy Voting  Policy for their review by contacting their financial advisor.

Implementation by Portfolio Management Teams

Each GSAM equity  portfolio  management  team  ("Portfolio  Management  Team") has  developed  an approach  for how best to evaluate proxy votes on an individualized  basis in relation to the GSAM Proxy Voting Policy and each Portfolio  Management
Team's investment  philosophy and process. For example,  our active-equity  Portfolio Management Teams view the analysis of corporate  governance practices as an integral part of the investment research and stock valuation process.  Therefore,  on a  case-by-case  basis,  each  active-equity  Portfolio  Management  Team may  vote  differently  from  the  pre-determined
application  of  the  GSAM  Proxy  Voting  Policy.  Our  quantitative-equity   Portfolio  Management  Teams,  by  contrast,
exclusively follow such pre-determined application.

In  addition,  the GSAM Proxy  Voting  Policy is  designed  generally  to permit  Portfolio  Management  Teams to  consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

Use of Third-Party Service Providers

We utilize  independent  service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting  decisions.  The primary  provider we currently  use is  Institutional  Shareholder  Services  ("ISS"),  which provides  proxy voting  services to many asset  managers on a global  basis.  Senior GSAM  management  is  responsible  for reviewing our relationship  with ISS and for evaluating the quality and  effectiveness of the various services  provided by
ISS to assist us in satisfying our proxy voting responsibilities.

Specifically,  ISS assists GSAM in the proxy voting and corporate  governance  oversight process by developing and updating the ISS Proxy Voting  Guidelines,  which are incorporated into the GSAM Proxy Voting Policy,  and by providing research and analysis,  recommendations  regarding votes, operational  implementation,  and recordkeeping and reporting services. GSAM's decision to retain ISS is based  principally  on the view the  services ISS  provides,  subject to GSAM's  oversight,  will generally result in proxy voting decisions which are favorable to shareholders'  interests.  GSAM may, however,  hire other service  providers to  supplement or replace the services  GSAM  receives  from ISS. In addition,  active-equity  Portfolio
Management  Teams are able to cast votes that  differ  from  recommendations  made by ISS,  as  detailed  in the GSAM Proxy
Voting Policy.

Conflicts of Interest

The GSAM Proxy Voting  Policy also  contains  procedures  to address  potential  conflicts of  interest.  These  procedures include our adoption of and reliance on the GSAM Proxy Voting Policy,  including the ISS Proxy Voting  Guidelines,  and the day-to-day  implementation  of  those  Guidelines  by  ISS.  The  procedures  also  establish  a  process  under  which  an active-equity  Portfolio  Management  Team's decision to vote against an ISS  recommendation is approved by the local Chief
Investment  Officer for the requesting  Portfolio  Management  Team and  notification of the vote is provided to the Global
Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

Fixed Income and Private Investments

Voting  decisions  with respect to client  investments  in fixed income  securities  and the  securities of  privately-held issuers  generally  will be acted upon by the relevant  portfolio  managers  based on their  assessment  of the  particular transactions or other matters at issue.

External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate  accounts,  funds-of-funds or other structures,  such external  managers  generally  will be  responsible  for proxy  voting.  GSAM may,  however,  retain such responsibilities where it deems appropriate.

Client Direction

Clients  may  choose to vote  proxies  themselves,  in which  case they must  arrange  for their  custodian  to send  proxy materials  directly to them.  GSAM can also  accommodate  situations  where  individual  clients have  developed  their own guidelines  with  ISS or  another  proxy  service.  Clients  may  also  discuss  with  GSAM the  possibility  of  receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                           HOTCHKIS AND WILEY CAPITAL MANAGEMENT
                                           -------------------------------------

                                           PROXY VOTING POLICIES AND PROCEDURES

PURPOSE
-------

The purpose of these Proxy Voting  Policies  and  Procedures  is to  memorialize  the  procedures  and policies  adopted by
Hotchkis  and  Wiley  Capital  Management  ("HWCM")  to  enable it to comply  with its  accepted  responsibilities  and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

POLICY
------

HWCM acts as discretionary  investment adviser for various clients,  including clients governed by the Employee  Retirement
Income Security Act of 1974 ("ERISA").  Unless a client (including a "named fiduciary" under ERISA)  specifically  reserves the right to vote its own proxies,  HWCM will vote all proxies in sufficient  time prior to their  deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients,  HWCM's  primary  concern is that all decisions be made solely in the best interest of the shareholder  (for  ERISA  accounts,  plan  beneficiaries  and  participants,  in  accordance  with the letter and spirit of
ERISA).  HWCM will act in a manner it deems  prudent and diligent  and which is intended to enhance the  economic  value of the assets of the account.

GUIDELINES
----------

Each proxy issue will be  considered  individually.  The  following  guidelines  are a partial list to be used in voting on proposals  often  contained  in proxy  statements,  but will not be used as rigid  rules.  The  voting  policies  below are subject to  modification  in certain  circumstances  and will be reexamined from time to time. With respect to matters that do not fit in the  categories  stated  below,  HWCM will  exercise its best  judgement as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

The  majority  of votes  presented  to  shareholders  are  proposals  made by  management,  which  have been  approved  and recommended  by its  board of  directors.  Generally,  in the  absence  of any  unusual  or  non-routine  information,  the following items are likely to be supported:

o        Ratification of appointment of independent auditors
o        General updating/corrective amendments to charter
o        Increase in common share authorization for a stock split or share dividend
o        Stock option plans that are incentive based and not excessive
o        Election of directors

The  following  items will always  require  company  specific  and  case-by-case  review and  analysis  when  submitted  by management to a shareholder vote:

o        Directors' liability and indemnity proposals
o        Executive compensation plans
o        Mergers, acquisitions, and other restructurings submitted to a shareholder vote
o        Anti-takeover and related provisions

Shareholder Proposals

Under  ERISA  standards,  it is  inappropriate  to use (vote) plan assets to carry out social  agendas or  purposes.  Thus, shareholder  proposals are examined  closely for their  relationship  to the best interest of  beneficiaries,  and economic impact.  In general,  HWCM will vote in  accordance  with the  recommendation  of the  company's  board of directors on all shareholder  proposals.  However,  HWCM will support  shareholder  proposals that are  consistent  with HWCM's proxy voting guidelines for board-approved proposals

Generally, shareholder proposals related to the following items are supported:

o        Confidential voting
o        Bylaw and charter amendments only with shareholder approval
o        Majority of independent directors in a board

Generally, shareholder proposals related to the following items are not supported:

o        Limitations on the tenure of directors
o        Declassification of the board
o        Cumulative voting
o        Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.
o        Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Due to the nature of HWCM's  business and its small size,  it is unlikely  that  conflicts of interest will arise in voting proxies of public  companies,.  However,  if a potential  conflict of interest did arise it would  typically be a proxy for a company that is also HWCM's client.  In this event,  the Compliance  Department will review these votes to make sure that
HWCM's proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM may receive proxies for companies which are clients of Stephens Inc.  ("Stephens"),  a full service  broker-dealer and investment  bank who's parent company,  Stephens Group  Inc., owns a  non-controlling minority  interest in HWCM.  Stephens does not directly or indirectly participate in HWCM's policies or decisions with respect to proxy voting.

PROCEDURES
----------

HWCM's  Portfolio  Services  Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted  consistently  across all  portfolios.  Although many proxy  proposals can be voted in accordance with our established guidelines,  we recognize that some proposals require special consideration,  which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent  third party proxy research firm which provides analysis and  recommendation  for company proxies.  On specific items where the board-approved  recommendation  and the research firm's  recommendation do not agree,
HWCM will generally  approve the  board-approved  recommendation if it is consistent with our established  guidelines.  The
HWCM  analyst  responsible  for  research  for the  company  makes a  determination  on how to vote the  proxies  using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved  recommendations or against its established  guidelines,  the
Compliance  Department  will review these votes to make sure that HWCM's  proposed  vote is not prompted by any conflict of interest.

RECORD KEEPING
--------------

In  accordance  with Rule 204-2 under the Advisers  Act,  HWCM will maintain for the time periods set forth in the Rule (i)
these proxy voting  procedures and policies,  and all amendments  thereto;  (ii) all proxy  statements  received  regarding client  securities  (provided  however,  that HWCM may rely on the proxy statement filed on EDGAR as its records);  (iii) a record of all votes cast on behalf of clients;  (iv) records of all client requests for proxy voting  information;  (v) any documents  prepared by the HWCM that were material to making a decision how to vote or that  memorialized the basis for the decision; and (vi) all records relating to requests made by clients regarding conflicts of interest in voting the proxy.

HWCM will  describe  in its Part II of Form ADV (or other  brochure  fulfilling  the  requirement  of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain  information  about how HWCM voted their  securities.
Clients  may  obtain  information  about  how  their  securities  were  voted or a copy of our Proxy  Voting  Policies  and
Procedures free of charge by written request addressed to HWCM.

                                             JPMorgan Fleming Asset Management

The  investment  adviser  entities  that comprise  JPMorgan  Fleming Asset  Management  ("JPMFAM")  may be granted by their clients the  authority  to vote the proxies of the  securities  held in client  portfolios.  To ensure that the proxies are voted in the best  interests of its  clients,  JPMFAM has adopted  detailed  proxy voting  procedures  ("Procedures")  that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures,  most routine proxy matters will be voted in accordance  with the  Guidelines,  which have been developed with the objective of encouraging  corporate action that enhances  shareholder  value. For proxy matters that are not covered by the Guidelines  (including  matters that require a case-by-case  determination)  or where a vote contrary to the  Guidelines is considered  appropriate,  the  Procedures  require a  certification  and review  process to be completed before the vote is cast.  That  process is designed to identify  actual or  potential  material  conflicts  of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting  process,  each JPMFAM advisory entity will establish a proxy committee and appoint a proxy  administrator  in each global  location where proxies are voted.  Each proxy  committee will meet  periodically to review general proxy-voting  matters,  review and approve the Guidelines  annually,  and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity.

A copy of the JPMFAM proxy voting  procedures and  guidelines are available upon request by contacting  your client service representative.

                                                   Marsico Proxy Summary

MCM votes client proxies in the best economic  interest of clients.  Because MCM generally  believes in the  managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

Although  MCM will  routinely  vote with  management,  our  analysts  will  review  proxy  proposals  as part of our normal monitoring  of  portfolio  companies  and their  managements.  In rare  cases,  we might  decide to vote a proxy  against a management recommendation.  This would require notice to every affected MCM client.

MCM will  routinely  abstain from voting  proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual  circumstances  when there may be an apparent material conflict of interest between MCM's interests and clients'
interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client),  MCM generally  will resolve any  appearance  concerns by causing those proxies to be "echo voted" or "mirror  voted" in the same  proportion as other votes,  or by voting the proxies as recommended by an independent  service  provider.  MCM will not notify clients if it uses these  routine  procedures  to resolve an apparent  conflict.  In rare  cases,  MCM might use other  procedures  to resolve an apparent conflict and give notice to clients.

MCM  generally  uses an  independent  service  provider to help vote  proxies,  keep voting  records,  and disclose  voting information to clients.  MCM's full proxy voting policy and information  about the voting of a particular  client's proxies are available to the client on request.

                                         MASSACHUSETTS FINANCIAL SERVICES COMPANY

                  PROXY VOTING POLICIES AND PROCEDURES
                  ------------------------------------

         Massachusetts  Financial  Services Company,  MFS Institutional  Advisors,  Inc., and MFS' other investment adviser subsidiaries  (collectively,  "MFS") have adopted proxy voting policies and procedures with respect to securities  owned by the  investment  companies  and  separate  accounts  for which MFS serves as  investment  adviser and has the power to vote proxies.

A.       VOTING GUIDELINES

         General Policy; Potential Conflicts of Interest

         MFS' policy is that proxy voting  decisions are made in light of all relevant  factors  affecting the  anticipated impact of the vote on the long-term  economic value of the relevant  clients'  investments in the subject company,  without regard to any of MFS' corporate interests, such as distribution,  401(k) administration or institutional relationships,  or the interests of any party other than the client.

         As a general  matter,  MFS maintains a consistent  voting position with respect to similar proxy proposals made by various  issuers.  However,  MFS recognizes  that there are gradations in certain types of proposals  (e.g.,  "poison pill"
proposals or the  potential  dilution  caused by the issuance of new stock) that may result in different  voting  positions being taken with respect to the different  proxy  statements.  Some items that otherwise  would be acceptable will be voted against the proponent when it is seeking extremely broad  flexibility  without offering a valid  explanation.  In addition,
MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts.

         MFS reviews proxy issues on a case-by-case  basis,  and there are instances  when our judgment of the  anticipated effect on the best long-term  interests of our clients may warrant  exceptions to the guidelines.  The guidelines provide a framework  within  which the proxies  are voted and have  proven to be very  workable in  practice.  These  guidelines  are reviewed internally and revised as appropriate.

         Any  potential  conflicts of interest  with respect to proxy votes are decided in favor of our clients'  long-term economic  interests.  As a matter of  policy,  MFS will not be  influenced  in  executing  these  voting  rights by outside sources whose  interests  conflict with or are different  from the interests of our clients who own these  securities.  The
MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

B.       REVIEW, RECOMMENDATION AND VOTING PROCEDURES
         --------------------------------------------

1.       Gathering Proxies
         -----------------

         Nearly all proxies  received by MFS originate at Automatic Data  Processing  Corp.  ("ADP").  ADP and issuers send proxies and related material directly to the record holders of the shares  beneficially  owned by MFS' clients,  usually to the client's  custodian or, less commonly,  to the client  itself.  Each client's  custodian is responsible  for forwarding all proxy  solicitation  materials to MFS. This material will include proxy cards,  reflecting the proper  shareholdings of
Funds and of clients on the record dates for such shareholder meetings,  and proxy statements,  the issuer's explanation of the items to be voted upon.

         MFS, on behalf of itself and the Funds,  has entered into an agreement  with an independent  proxy  administration firm (the "Proxy  Administrator")  pursuant to which the Proxy  Administrator  performs  various proxy vote  processing and recordkeeping  functions  for  MFS'  Fund  and  institutional  client  accounts.  The  Proxy  Administrator  does  not make recommendations  to MFS as to how to vote any  particular  item.  The Proxy  Administrator  receives  proxy  statements and proxy cards directly from various  custodians,  logs these materials into its database and matches  upcoming  meetings with
MFS Fund and  client  portfolio  holdings,  which  are  input  into the Proxy  Administrator's  system  by an MFS  holdings datafeed.  Through  the use of the Proxy  Administrator  system,  ballots and proxy  material  summaries  for the  upcoming shareholders'  meetings  of over  10,000  corporations  are  available  on-line to  certain  MFS  employees,  the MFS Proxy
Consultant  and the MFS Proxy  Review  Group and most proxies can be voted  electronically.  In addition to  receiving  the hard copies of materials  relating to meetings of  shareholders  of issuers whose  securities  are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator's system and forwarded for review.

     2.           Analyzing Proxies
                  -----------------

         After input into the Proxy  Administrator  system,  proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically  voted in favor by the Proxy  Administrator  without being sent to either the MFS Proxy Consultant or the MFS
Proxy  Review  Group for further  review.  Proxies that pertain  only to merger and  acquisition  proposals  are  forwarded initially to an  appropriate  MFS portfolio  manager or research  analyst for his or her  recommendation.  All proxies that are reviewed by either the MFS Proxy  Consultant or a portfolio  manager or analyst are then forwarded with  recommendation to the MFS Proxy Review Group.

         Recommendations  with respect to voting on non-routine  issues are generally  made by the MFS Proxy  Consultant in light of the policies referred to above and all other relevant  materials.  His or her  recommendation as to how each proxy proposal  should be voted is indicated on copies of proxy  cards,  including  his or her  rationale on  significant  items.
These cards are then forwarded to the MFS Proxy Review Group.

         As a general  matter,  portfolio  managers and investment  analysts are consulted and involved in developing  MFS'
substantive  proxy voting  guidelines,  but have little or no  involvement  in or  knowledge  of proxy  proposals or voting positions taken by MFS. This is designed to promote  consistency in the application of MFS' voting  guidelines,  to promote consistency  in voting on the same or similar  issues (for the same or for multiple  issuers)  across all client  accounts, and to  minimize  or remove  the  potential  that proxy  solicitors,  issuers,  and third  parties  might  attempt to exert influence on the vote or might create a conflict of interest that is not in the best  long-term  economic  interests of our client.  In limited,  specific  instances  (e.g.,  mergers),  the MFS Proxy  Consultant  or the MFS Proxy  Review Group may
consult with or seek  recommendations  from  portfolio  managers or analysts.  The MFS Proxy Review Group would  ultimately determine the manner in which all proxies are voted.

3.                Voting Proxies
                  --------------

         After the proxy  card  copies  are  reviewed,  they are voted  electronically  through  the Proxy  Administrator's system.  In accordance  with its contract  with MFS, the Proxy  Administrator  also  generates a variety of reports for the
MFS Proxy  Consultant and the MFS Proxy Review Group,  and makes  available  on-line  various other types of information so that the MFS Proxy  Review  Group and the MFS Proxy  Consultant  may monitor the votes cast by the Proxy  Administrator  on behalf of MFS' clients.

C.       MONITORING SYSTEM

         It is the  responsibility  of the Proxy  Administrator  and MFS'  Proxy  Consultant  to monitor  the proxy  voting process.  As noted above,  when proxy  materials  for clients are received,  they are forwarded to the Proxy  Administrator and are input into the Proxy  Administrator's  system.  Additionally,  through an  interface  with the  portfolio  holdings database of MFS, the Proxy  Administrator  matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares  held on the record  date with the Proxy  Administrator's  listing of any  upcoming  shareholder's meeting of that company.

         When the Proxy Administrator's  system "tickler" shows that the date of a shareholders' meeting is approaching,  a
Proxy Administrator  representative  checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's  custodian,  the Proxy  Administrator calls the custodian  requesting that the materials be forward  immediately.  If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting,  MFS may instruct the custodian to cast the vote in the manner  specified and to mail the proxy directly to the issuer.

D.       RECORDS RETENTION AND REPORTS

         Proxy  solicitation  materials,  including  electronic  versions  of the proxy  cards  completed  by the MFS Proxy
Consultant  and the MFS Proxy Review  Group,  together  with their  respective  notes and  comments,  are  maintained in an electronic  format by the Proxy  Administrator  and are  accessible  on-line by the MFS Proxy  Consultant and the MFS Proxy
Review  Group.  All  proxy  voting  materials  and  supporting  documentation,  including  records  generated  by the Proxy
Administrator's  system as to proxies processed,  the dates when proxies were received and returned,  and the votes on each company's proxy issues, are retained for six years.

         At any time, a report can be printed by MFS for each client who has  requested  that MFS furnish a record of votes cast.  The report  specifies the proxy issues which have been voted for the client  during the year and the position  taken with respect to each issue.

         Generally,  MFS will not divulge actual voting practices to any party other than the client or its representatives
(or an appropriate  governmental  agency) because we consider that  information to be  confidential  and proprietary to the client.

    On an annual basis, the MFS Proxy Consultant and the MFS Proxy Review Group report at an MFS equity management  meeting on votes cast during the past year against  management on the proxy  statements of companies whose shares were held by the Funds and other clients.

Marsico Capital Management, LLC Proxy Summary

MCM votes client proxies in the best economic  interest of clients.  Because MCM generally  believes in the  managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

Although  MCM will  routinely  vote with  management,  our  analysts  will  review  proxy  proposals  as part of our normal monitoring  of  portfolio  companies  and their  managements.  In rare  cases,  we might  decide to vote a proxy  against a management recommendation.  This would require notice to every affected MCM client.

MCM will  routinely  abstain from voting  proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements.  MCM will not notify clients of these routine abstentions.

In unusual  circumstances  when there may be an apparent material conflict of interest between MCM's interests and clients'
interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client),  MCM generally  will resolve any  appearance  concerns by causing those proxies to be "echo voted" or "mirror  voted" in the same  proportion as other votes,  or by voting the proxies as recommended by an independent  service  provider.  MCM will not notify clients if it uses these  routine  procedures  to resolve an apparent  conflict.  In rare  cases,  MCM might use other  procedures  to resolve an apparent conflict and give notice to clients.

MCM  generally  uses an  independent  service  provider to help vote  proxies,  keep voting  records,  and disclose  voting information to clients.  MCM's full proxy voting policy and information  about the voting of a particular  client's proxies are available to the client on request.

                                             Neuberger Berman Management, Inc.

Proxy summary

The Board has  delegated to Neuberger  Berman the  responsibility  to vote proxies  related to the  securities  held in the
Fund's  portfolios.  Under this authority,  Neuberger  Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its  stockholders.  The Board permits  Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger  Berman has implemented  written Proxy Voting  Policies and Procedures  ("Proxy Voting Policy") that are designed to reasonably  ensure that Neuberger  Berman votes proxies  prudently and in the best interest of its advisory  clients for whom  Neuberger  Berman has voting  authority,  including the Fund.  The Proxy Voting  Policy also  describes how Neuberger
Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing,  authorizing,  implementing and updating the Proxy Voting
Policy,  overseeing  the proxy voting process and engaging and overseeing  any  independent  third-party  vendors as voting delegate to review,  monitor  and/or vote  proxies.  In order to apply the Proxy Voting  Policy noted above in a timely and consistent  manner,  Neuberger  Berman  utilizes  Institutional  Shareholder  Services  Inc.  ("ISS")  to vote  proxies  in accordance with Neuberger Berman's voting guidelines.

Neuberger  Berman's  guidelines  adopt the voting  recommendations  of ISS.  Neuberger  Berman retains final  authority and fiduciary  responsibility for proxy voting.  Neuberger Berman believes that this process is reasonably  designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment  professional at Neuberger  Berman believes that it is in the best interests of a client or clients  to vote  proxies  in a  manner  inconsistent  with  Neuberger  Berman's  proxy  voting  guidelines  or in a manner inconsistent  with  ISS  recommendations,  the  Proxy  Committee  will  review  information  submitted  by  the  investment professional  to determine  that there is no material  conflict of interest  between  Neuberger  Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy  Committee  determines  that the voting of a proxy as recommended by the  investment  professional  presents a material  conflict of interest between  Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy  Committee  shall:  (i) take no further  action,  in which case ISS shall vote such proxy in accordance  with the proxy voting  guidelines or as ISS  recommends;  (ii)  disclose  such conflict to the client or clients and obtain  written direction  from the client as to how to vote the proxy;  (iii) suggest that the client or clients  engage  another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

                                         PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES
---------------------------------------------------

Pacific  Investment  Management  Company LLC ("PIMCO") has adopted  written proxy voting  policies and  procedures  ("Proxy
Policy") as required by Rule 206(4)-6  under the Investment  Advisers Act of 1940, as amended.  PIMCO has  implemented  the
Proxy Policy for each of its clients as required under  applicable  law, unless  expressly  directed by a client in writing to refrain from voting that client's  proxies.  Recognizing  that proxy voting is a rare event in the realm of fixed income investing and is typically  limited to solicitation of consent to changes in features of debt securities,  the Proxy Policy also  applies  to any  voting  rights  and/or  consent  rights of PIMCO,  on behalf of its  clients,  with  respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner  reasonably  expected to ensure that voting and consent rights are exercised  in  the  best  interests  of  PIMCO's  clients.  Each  proxy  is  voted  on a  case-by-case  basis  taking  into consideration  any relevant  contractual  obligations as well as other relevant facts and  circumstances at the time of the vote.  In general,  PIMCO  reviews  and  considers  corporate  governance  issues  related to proxy  matters and  generally supports  proposals that foster good corporate  governance  practices.  PIMCO may vote proxies as recommended by management on routine  matters  related to the  operation  of the issuer and on matters not  expected to have a  significant  economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically  review its proxy voting  activities and  implementation  of the Proxy Policy.  PIMCO will  review  each proxy to  determine  whether  there may be a  material  conflict  between  PIMCO and its  client.  If no conflict exists,  the proxy will be forwarded to the appropriate  portfolio manager for  consideration.  If a conflict does exist,  PIMCO will seek to resolve  any such  conflict  in  accordance  with the Proxy  Policy.  PIMCO seeks to resolve any material  conflicts  of interest by voting in good faith in the best  interest of its  clients.  If a material  conflict of interest  should  arise,  PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:  (i) convening a committee to assess and resolve the conflict;  (ii) voting in accordance with the instructions of the client;  (iii) voting in accordance with the recommendation of an independent  third-party  service provider;  (iv) suggesting that the client engage another party to determine how the proxy should be voted;  (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's  written  Proxy Policy and the factors that PIMCO may consider in  determining  how to vote a client's  proxy.  Except as required by law,  PIMCO will not  disclose to third  parties how it voted on behalf of a client.  However,  upon request from an  appropriately  authorized  individual,  PIMCO will  disclose to its clients or the entity  delegating the voting  authority to PIMCO for such clients,  how PIMCO voted such client's  proxy.  In addition,  a client may obtain  copies of PIMCO's  Proxy  Policy and  information  as to how its proxies  have been voted by  contacting
PIMCO.

                                     T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price  Associates,  Inc. and T. Rowe Price  International,  Inc.  recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues  submitted to shareholder  vote--such as election of directors  and  important  matters  affecting a company's  structure and  operations.  As an  investment  adviser with a fiduciary  responsibility  to its clients,  T. Rowe Price analyzes the proxy  statements of issuers whose stock is owned by the  investment  companies that it sponsors and serves as investment  adviser.  T. Rowe Price also is involved in the proxy process on behalf of its  institutional  and private  counsel  clients who have requested  such service.  For those private counsel  clients  who have not  delegated  their  voting  responsibility  but who  request  advice,  T.  Rowe  Price  makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee  develops our firm's positions on all major corporate  issues,  creates  guidelines,  and oversees the voting process.  The Proxy Committee,  composed of portfolio managers,  investment  operations  managers,  and internal legal counsel,  analyzes proxy policies based on whether they would adversely affect  shareholders'  interests and make a company less  attractive to own. In evaluating  proxy  policies each year, the Proxy  Committee  relies upon our own fundamental  research,  independent  research provided by third parties,  and information  presented by company managements and shareholder groups.

Once the Proxy Committee  establishes its recommendations,  they are distributed to the firm's portfolio managers as voting guidelines.  Ultimately,  the portfolio  manager votes on the proxy  proposals of companies in his or her  portfolio.  When portfolio  managers cast votes that are counter to the Proxy  Committee's  guidelines,  they are required to document their reasons in writing to the Proxy  Committee.  Annually,  the Proxy  Committee  reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained  Institutional  Shareholder  Services,  an expert in the proxy voting and  corporate  governance area, to provide proxy advisory and voting  services.  These  services  include  in-depth  research,  analysis,  and voting recommendations as well as vote execution,  reporting,  auditing and consulting assistance for the handling of proxy voting responsibility  and  corporate  governance-related  efforts.  While  the  Proxy  Committee  relies  upon  ISS  research  in establishing T. Rowe Price's voting  guidelines--many  of which are consistent with ISS positions--T.  Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's  decisions  with respect to proxy  issues are made in light of the  anticipated  impact of the issue on the desirability  of investing in the portfolio  company.  Proxies are voted solely in the interests of the client,  Price Fund
shareholders  or,  where  employee  benefit  plan  assets  are  involved,   in  the  interests  of  plan  participants  and
beneficiaries.  Practicalities  involved with  international  investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations
When determining whether to invest in a particular  company,  one of the key factors T. Rowe Price considers is the quality and depth of its  management.  As a result,  T. Rowe Price  believes  that  recommendations  of  management  on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific  voting  guidelines  have been  established  by the Proxy  Committee for recurring  issues that appear on proxies, which are available to clients upon request.  The following is a summary of the more significant T. Rowe Price policies:

Election of Directors
T. Rowe Price generally  supports slates with a majority of independent  directors and nominating  committees chaired by an independent  board member.  We withhold votes for inside  directors  serving on compensation  and audit  committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation
Our goal is to assure that a company's  equity-based  compensation plan is aligned with shareholders'  long-term interests.
While we evaluate most plans on a case-by-case  basis, T. Rowe Price generally opposes  compensation  packages that provide what we view as excessive  awards to a few senior  executives or that contain  excessively  dilutive stock option plans. We base our review on criteria  such as the costs  associated  with the plan,  plan  features,  dilution to  shareholders  and comparability  to plans in the company's peer group.  We generally  oppose plans that give a company the ability to reprice options.

Anti-takeover and Corporate Governance Issues
T. Rowe Price generally opposes  anti-takeover  measures and other proposals  designed to limit the ability of shareholders to act on possible  transactions.  When voting on corporate governance  proposals,  we will consider the dilutive impact to shareholders and the effect on shareholder rights.

Social and Corporate Responsibility Issues
T. Rowe  Price  generally  votes with a  company's  management  on social  issues  unless  they have  substantial  economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving  possible material  conflicts between the interests of
T. Rowe Price and those of its clients with respect to proxy voting.  Since our voting  guidelines  are  pre-determined  by the Proxy  Committee  using  recommendations  from ISS,  an  independent  third  party,  application  of the T. Rowe  Price guidelines  to vote  clients'  proxies  should in most  instances  adequately  address any possible  conflicts of interest.
However,  for proxy votes  inconsistent with T. Rowe Price guidelines,  the Proxy Committee reviews all such proxy votes in order to  determine  whether the  portfolio  manager's  voting  rationale  appears  reasonable.  The Proxy  Committee  also assesses whether any business or other  relationships  between T. Rowe Price and a portfolio  company could have influenced an inconsistent  vote on that company's  proxy.  Issues raising  possible  conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

Reporting
Vote  Summary  Reports are  generated  for each client that  requests T. Rowe Price to furnish  proxy voting  records.  The report specifies the portfolio  companies,  meeting dates,  proxy  proposals,  votes cast for the client during the period, and the position taken with respect to each issue.  Reports  normally  cover  quarterly or annual  periods.  If you wish to receive a copy of your account's voting record, please contact your T. Rowe Price Client Relationship Manager.

                                                 WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

1.       Scope of  Policies  and  Procedures.  These  Proxy  Voting  Policies  and  Procedures  ("Procedures")  are used to
         -----------------------------------
determine how to vote proxies  relating to portfolio  securities held in accounts  managed by Wells Capital  Management and whose voting  authority  has been  delegated to Wells  Capital  Management.  Wells  Capital  Management  believes  that the
Procedures  are  reasonably  designed  to ensure that proxy  matters  are  conducted  in the best  interest of clients,  in accordance with its fiduciary duties.

2.       Voting Philosophy.  Wells Capital Management exercises its voting  responsibility,  as a fiduciary,  with the goal
         ------------------
of maximizing  value to shareholders  consistent with the governing laws and investment  policies of each portfolio.  While securities  are not purchased to exercise  control or to seek to effect  corporate  change through share  ownership,  Wells
Capital Management supports sound corporate governance practices within companies in which they invest.

Wells Capital Management utilizes  Institutional  Shareholders Services (ISS), a proxy-voting agent, for voting proxies and proxy voting analysis and research.  ISS votes proxies in accordance with the Wells Fargo Proxy  Guidelines  established by
Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.       Responsibilities
         ----------------

         (A)      Proxy Administrator
                  ----------------------

         Wells Capital Management has designated a Proxy  Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures.  The Proxy Administrator  monitors ISS to determine  that ISS is  accurately  applying  the  Procedures  as set forth herein and that proxies are voted in a timely and responsible  manner. The Proxy Administrator  reviews the continuing  appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i)      Voting  Guidelines.  Wells Fargo Proxy  Guidelines  set forth Wells Fargo's proxy policy  statement and guidelines
         ------------------
                   regarding  how proxies  will be voted on the issues  specified.  ISS will vote proxies for or against as directed  by the  guidelines.  Where  the  guidelines  specify  a "case  by  case"  determination  for a particular  issue,  ISS  will  evaluate  the  proxies  based  on  thresholds  established  in the  proxy guidelines.  In  addition,  proxies  relating  to issues not  addressed  in the  guidelines,  especially foreign  securities,  Wells  Capital  Management  will  defer to ISS  Proxy  Guidelines.  Finally,  with respect  to  issues  for  which  a vote  for or  against  is  specified  by the  Procedures,  the  Proxy
                   Administrator  shall  have  the  authority  to  direct  ISS to  forward  the  proxy  to him or her for a discretionary  vote, in  consultation  with the Proxy  Committee or the portfolio  manager  covering the subject security if the Proxy Committee or the portfolio manager  determines that a case-by-case  review of such matter is warranted,  provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy  Administrator  is aware of any conflict of interest as described  further below with respect to such matter.

(ii)     Voting  Discretion.  In all cases, the Proxy  Administrator will exercise its voting discretion in accordance with
         -------------------
                   the voting  philosophy of the Wells Fargo Proxy  Guidelines.  In cases where a proxy is forwarded by ISS to the Proxy  Administrator,  the Proxy  Administrator  may be assisted in its voting  decision  through receipt of: (i) independent  research and voting  recommendations  provided by ISS or other  independent sources;  or (ii) information  provided by company managements and shareholder groups. In the event that the Proxy  Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital
                   Management or any of its  affiliates  regarding a proxy that has been forwarded to him or her, the Proxy
                   Administrator  will return the proxy to ISS to be voted in  conformance  with the voting  guidelines  of
                   ISS.

                   Voting  decisions  made by the Proxy  Administrator  will be  reported to ISS to ensure that the vote is registered in a timely manner.

         (iii)    Securities on Loan.  As a general  matter,  securities  on loan will not be recalled to facilitate  proxy
                  -------------------
                  voting (in which case the borrower of the security shall be entitled to vote the proxy).

         (iv)       Conflicts of Interest.  Wells Capital  Management  has obtained a copy of ISS policies,  procedures and
                    ----------------------
                   practices  regarding  potential  conflicts of interest that could arise in ISS proxy voting  services to
                   Wells Capital  Management as a result of business  conducted by ISS. Wells Capital  Management  believes that potential  conflicts of interest by ISS are minimized by these policies,  procedures and practices, a copy of which is  attached  hereto as Appendix  B. In  addition,  Wells  Fargo  and/or  Wells  Capital
                                                           -----------
                   Management  may have a conflict of interest  regarding a proxy to be voted upon if, for  example,  Wells
                   Fargo and/or Wells Capital Management or its affiliates have other  relationships with the issuer of the proxy.  Wells Capital  Management  believes that, in most instances,  any material conflicts of interest will be minimized through a strict and objective  application by ISS of the voting  guidelines  attached hereto.  However,  when the Proxy  Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital  Management,  the Proxy  Administrator shall defer  to ISS to  vote  in  conformance  with  the  voting  guidelines  of ISS In  addition,  the  Proxy
                   Administrator  will seek to avoid any undue  influence as a result of any material  conflict of interest that exists between the interest of a client and Wells Capital  Management or any of its affiliates.  To this end, an independent  fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

         (B)      ISS
                  ---

         ISS has been delegated with the following responsibilities:

          (i)      Research and make voting  determinations  in accordance with the Wells Fargo Proxy Guidelines  described in Appendix A;

(ii)     Vote and submit proxies in a timely manner;

(iii)    Handle other administrative functions of proxy voting;

(iv)     Maintain  records of proxy  statements  received in connection  with proxy votes and provide  copies of such proxy statements promptly upon request;

(v)      Maintain records of votes cast; and

(vi)     Provide recommendations with respect to proxy voting matters in general.

(C)       Except in instances  where  clients have  retained  voting  authority,  Wells  Capital  Management  will instruct custodians  of client  accounts  to forward  all proxy  statements  and  materials  received in respect of client accounts to ISS.

(D)       Notwithstanding the foregoing,  Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4.        Record Retention.  Wells Capital  Management will maintain the following  records relating to the  implementation
          -----------------
of the Procedures:
(i)      A copy of these proxy voting polices and procedures;
(ii)     Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);
(iii)    Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);
          (iv)     Records of each written client request for proxy voting records and Wells Capital  Management's  written response to any client request (written or oral) for such records; and
          (v)      Any documents  prepared by Wells  Capital  Management or ISS that were material to making a proxy voting decision.
         Such proxy voting books and records  shall be  maintained  at an office of Wells  Capital  Management in an easily accessible place for a period of five years.

5.       Disclosure  of  Policies  and  Procedures.  Wells  Capital  Management  will  disclose  to its  clients  a summary
         ------------------------------------------
description  of its proxy  voting  policy and  procedures  via mail.  A detail  copy of the policy and  procedures  will be provided to clients  upon  request by calling  1-800-736-2316.  It is also posted on Wells  Capital  Management  website at
www.wellscap.com.

         Wells Capital  Management will also provide proxy  statements and any records as to how we voted proxies on behalf
of    client    upon     request.     Clients    may    contact    us    at     1-800-736-2316     or    by    e-mail    at
http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

         Except as otherwise  required by law,  Wells  Capital  Management  has a general  policy of not  disclosing to any issuer or third party how its client proxies are voted.

Wells Fargo Bank Proxy Guidelines and Philosophy

INTRODUCTION
------------

Wells Fargo Trust has adopted a system-wide  philosophy  statement and  guidelines  for voting of proxies for fiduciary and agency accounts where we have sole voting authority or joint voting authority (with other fiduciaries or co-actors).

The voting of proxies is the  responsibility of the Wells Fargo Proxy Committee,  which is appointed each year by the Trust
Operating  Committee  (TOC).  A  monthly  review  and  approval  of  voting  activity  is the  responsibility  of the Trust
Investment Committee (TIC).

Most Wells  Fargo  fiduciary  entities  have  appointed  Institutional  Shareholder  Services  (ISS) as their agent to vote proxies,  following Wells Fargo  guidelines to assure  consistent  application of the philosophy and voting  guidelines and for  efficiency of operations and processing  since we share a single system and  processing  capability.  Wells Fargo Bank administers the proxy voting process, including development and maintenance of proxy voting guidelines.

PROXY POLICY STATEMENT

A.       Proxies relating to fiduciary  accounts must be voted for the exclusive  benefit of the trust  beneficiary.  Proxy votes  should be cast based upon an analysis of the impact of any  proposal on the  economic  value of the stock during the time the stock is intended to be held by a fiduciary account.

B.       Because the  acquisition  and  retention of a security  reflects  confidence in  management's  ability to generate acceptable  returns  for the  shareholder,  certain  proxy  issues  involving  corporate  governance  should  be  voted  as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.       We  encourage  the Board of Directors  to request  powers  which can be used to enhance the economic  value of the stock by encouraging negotiation with a potential acquirer or by discouraging coercive and undervalued offers:

         1.       The decision as to whether or not a Board of Directors should be granted these powers will be based upon:
 an evaluation of the independence of the Board in its attempt to maximize  shareholder  value and, upon an evaluation that the specific  power being  requested is reasonable  in light of our  objective to maximize the economic  value of the stock and is not, in itself,  abusive.  Proxy  issues that will be  evaluated  and voted in  accordance  with this  standard  are listed in the guidelines.

         2.       We will  evaluate  proposals  where a Board of  Directors  has  requested  a change  in their  powers  of corporate governance that increase the powers of the Board with respect to potential acquisition transactions as follows:

         a.       An  evaluation  will be made of the Board's  independence  and  performance  as determined by a review of relevant factors including:

                  1)       Length of service of senior management

                  2)       Number/percentage of outside directors

                  3)       Consistency of performance (EPS) over the last five years

                  4)       Value/growth of shares relative to industry/market   averages

         5)       Clear  evidence of management  and/or  strategy  changes  implemented  by the Board which are designed to improve company performance and shareholder value

         b.       If the Board is viewed to be independent and the financial performance of the Company has been good:

         1)       An evaluation will be made as to the appropriateness of the power or change being requested,  if properly exercised, to enhance the economic value of the stock.

                  2)       If the provision  itself is not viewed to be unnecessary or abusive  (irrespective of the manner in which it may be exercised), then the proxy will be voted in favor of such proposal.

         c.       If the Board is not viewed as  independent,  or the  performance  of the Company has not been good, or if the proposal is determined to be  inappropriate,  unnecessary,  unusual,  or abusive,  the proxy will be voted against such proposal.

         If the Proxy  Committee  deems it  appropriate,  the Company may be offered the opportunity to present the Board's and management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

If the proposal  relates to issues that do not have a material  economic  impact on the value of the stock,  the proxy will be voted as recommended by management.

If the proposal has a potential  economic  impact on the value of the stock,  the analysis  outlined in paragraph C.2 above will be made. If the Board is viewed as independent  and the financial  performance of the Company has been good,  then the proxy will be voted as recommended by management.

3.       Standard shareholder proposals will be voted as indicated on Exhibit C.

E.       The Proxy Committee will ensure that adequate  records are maintained  which reflect (i) how and pursuant to which guidelines  proxies are voted, (ii) that proxies and holdings are being reconciled,  and (iii) whether  reasonable  efforts are being made to obtain any missing proxies.

This Proxy Policy  Statement may be disclosed to any current or prospective  trust customer or  beneficiary.  Disclosure of proxy voting in specific  accounts shall be made when requested by the plan sponsor,  beneficiary,  grantor,  owner, or any other person with a beneficial interest in the account.

Wells Fargo Bank employs  Institutional  Shareholder  Services (ISS) as its proxy voting agent,  responsible  for analyzing proxies and  recommending a voting  position  consistent with the Wells Fargo Proxy  Guidelines.  On issues where the Wells
Fargo Proxy  Guidelines are silent,  Wells Fargo Bank will defer to the ISS Proxy  Guidelines,  particularly in the case of global proxy issues.  The Wells Fargo Proxy  Committee is  responsible  for the final decision on the voting of all proxies for Wells Fargo Bank.

The Wells Fargo Proxy  Committee  has taken the following  steps to ensure that material  conflicts of interest are avoided between the  interests of the client (fund  shareholders  and trust  beneficiaries),  on the one hand,  and the  investment adviser,  corporation,  principal  underwriter,  or an affiliated person of the trust account, fund, its investment adviser or principal underwriter, on the other hand.

The Wells Fargo Proxy Committee  requires that all proxies  relating to fiduciary  accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

The Wells Fargo Proxy  Committee has adopted  system-wide,  written proxy  guidelines  and procedures for voting proxies to ensure consistency in voting proxies across all accounts.

Wells Fargo has hired ISS as our  proxy-voting  agent in analyzing and recommending a voting position on all proxies (based
on  the  Wells  Fargo  Proxy  Guidelines)  to  ensure   independence  and  consistency  in  analysis,   interpretation  and
implementation of the proxy voting process.

Wells Fargo hires an independent  fiduciary to direct the Wells Fargo Proxy Committee on voting  instructions for the Wells
Fargo proxy.

Proxy guidelines,  which are implemented on a case-by-case  basis, are evaluated  consistently  across proxies on the basis of rigid, quantifiable thresholds.

The Wells Fargo organization has a wall of  confidentiality  between the commercial bank and its lending activities and the fiduciary responsibilities within the trust world.

--------
1 Proxies for foreign companies often contain significantly more voting items than those of U.S. companies.  Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.
Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii)
approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

PART C.      OTHER INFORMATION
------------------------------

ITEM 23.          Exhibits
                  --------

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles  III and VI of the  Registrant's  Declaration  of Trust and  Article  11 of the
                           Registrant's By-laws.

                  (d).     (1)      Form of Investment Management Agreement among the Registrant,  American Skandia
                                    Investment  Services,  Incorporated  and  Prudential  Investments  LLC  for the
                                    various portfolios of the Registrant.

                           (2)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs Concentrated Growth Portfolio.

                           (3)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential   Investments   LLC  and  Wells   Fargo   Investment
                                    Management, Incorporated for the AST Money Market Portfolio.

                           (4)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs High Yield Portfolio.

                           (5)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and T. Rowe Price  Associates,  Inc.
                                    for the AST T. Rowe Price Asset Allocation Portfolio.

                           (6)      Sub-advisory    Agreement   among   American   Skandia   Investment    Services
                                    Incorporated,  Prudential  Investments  LLC and Pacific  Investment  Management
                                    Company for the AST PIMCO Total Return Bond Portfolio.

                           (7)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and T. Rowe Price  Associates,  Inc.
                                    for the AST T. Rowe Price Natural Resources Portfolio.

                           (8)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Pacific  Investment  Management
                                    Company for the AST PIMCO Limited Maturity Bond Portfolio.

                           (9)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and T. Rowe Price International, Inc.
                                    for the AST T. Rowe Price Global Bond Portfolio.

                           (10)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and William Blair & Company LLC for
                                    the AST William Blair International Growth Portfolio.

                           (11)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM International Equity Portfolio.

                           (12)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  American  Century  Investment
                                    Management, Inc. for the AST American Century Strategic Balanced Portfolio.

                           (13)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  American  Century  Investment
                                    Management, Inc. for the AST American Century Income & Growth Portfolio.

                           (14)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated and J. P. Morgan Investment Management,  Inc. for the AST JPMorgan
                                    International Equity Portfolio.

                           (15)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Global Allocation Portfolio.

                           (16)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated  and  Hotchkis  and  Wiley  Capital  Management  LLC  for  the AST
                                    Hotchkis & Wiley Large-Cap Value Portfolio.

                           (17)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs Small-Cap Value Portfolio.

                           (18)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential   Investments   LLC  and  Cohen  &  Steers   Capital
                                    Management, Inc. for the AST Cohen & Steers Realty Portfolio.

                           (19)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Marsico Capital Management,  LLC
                                    for the AST Marsico Capital Growth Portfolio.

                           (20)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  Neuberger&Berman  Management,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

                           (21)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  Neuberger&Berman  Management,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

                           (22)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential  Investments  LLC  and  State  Street  Research  and
                                    Management   Company  for  the  AST  State  Street  Research  Small-Cap  Growth
                                    Portfolio.

                           (23)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Small-Cap Growth Portfolio.

                           (24)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Massachusetts  Financial Services
                                    Company for the AST MFS Global Equity Portfolio.

                           (25)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Massachusetts  Financial Services
                                    Company for the AST MFS Growth Portfolio.

                           (26)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Fred Alger Management,  Inc. for
                                    the AST Alger All-Cap Growth Portfolio.

                           (27)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Goldman Sachs Asset  Management.
                                    for the AST Goldman Sachs Mid-Cap Growth Portfolio.

                           (28)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Alliance Capital Management L.P.
                                    for the AST Alliance Growth Portfolio.

                           (29)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Sanford C. Bernstein & Co., LLC
                                    for the AST Sanford Bernstein Managed Index 500 Portfolio.

                           (30)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Alliance Capital Management L.P.
                                    for the AST Alliance Growth and Income Portfolio.

                           (31)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Federated Investment  Counseling
                                    for the AST Federated Aggressive Growth Portfolio.

                           (32)     Amendment  to  Sub-advisory   Agreement  among  American   Skandia   Investment
                                    Services,  Incorporated,  Prudential  Investments  LLC for  the  AST  Federated
                                    Aggressive Growth Portfolio.

                           (33)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and GAMCO Investors, Inc. for the AST
                                    Gabelli Small-Cap Value Portfolio.

                           (34)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and GAMCO Investors, Inc. for the AST
                                    Gabelli All-Cap Value Portfolio.

                           (35)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Large-Cap Value Portfolio.

                           (36)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Lord  Abbett & Co.  for the AST
                                    Lord Abbett Bond-Debenture Portfolio.

                           (37)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC, Alliance Capital Management L.P. and
                                    Sanford C. Bernstein & Co., LLC for the AST  Alliance/Bernstein  Growth + Value
                                    Portfolio.

                           (38)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein
                                    Core Value Portfolio.

                           (39)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Small-Cap Value Portfolio.

         vi       (e).     (1)      Sales  Agreement  between   Registrant  and  American  Skandia  Life  Assurance
                                    Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated Custody  Agreement  between  Registrant and Morgan Stanley
                                    Trust Company.

         xx                (2)      Foreign Custody Manager  Delegation  Amendment between Registrant and The Chase
                                    Manhattan Bank.

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian  Services  Agreement  between  Registrant and PFPC Trust
                                    Company

         vi                (6)      Amended Transfer Agency Agreement  between  Registrant and Provident  Financial
                                    Processing Corporation.

         vi       (h).     (1)      Amended  Administration  Agreement between  Registrant and Provident  Financial
                                    Processing Corporation.

         iii               (2)      Service Agreement between American Skandia  Investment  Services,  Incorporated
                                    and Kemper Investors Life Insurance Company.

                  (i).     Consent of Counsel for the Registrant.

                  (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

                  (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

                           (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         xviii             (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         xviii             (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         xviii             (6)      Form of Code of Ethics of Cohen & Steers Capital Management, Inc.

         xxiii             (7)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         xviii             (8)      Form of Code of Ethics of Federated Investment Counseling

         xxvi              (9)      Form of Code of Ethics of Federated Global Investment Management Corp.

         xviii             (10)     Form of Code of Ethics of Fred Alger Management, Inc.

         xviii             (11)     Form of Code of Ethics of GAMCO Investors, Inc.

         xix               (12)     Form of Code of Ethics of Goldman Sachs Asset Management

                           (13)     Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC

                           (14)     Form of Code of Ethics of J. P. Morgan Investment Management, Inc.

         xviii             (15)     Form of Code of Ethics of Lord, Abbett & Co.

         xxv               (16)     Form of Code of Ethics of Marsico Capital Management, LLC

         xviii             (17)     Form of Code of Ethics of Massachusetts Financial Services Company

         xviii             (18)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         xix               (19)     Form of Code of Ethics of Pacific Investment Management Company LLC

         xviii             (20)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

                           (21)     Form of Code of Ethics of State Street Research and Management Company

         xviii             (22)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         xviii             (23)     Form of Code of Ethics of T. Rowe Price International, Inc.

         xx                (24)     Form of Code of Ethics of Wells Capital Management, Incorporated
-------------------
i        Filed as an Exhibit to  Post-Effective  Amendment No. 18 to  Registration  Statement,  which Amendment was filed via EDGAR on April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 20 to  Registration  Statement,  which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 21 to  Registration  Statement,  which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 23 to  Registration  Statement,  which Amendment was filed via EDGAR on October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 24 to  Registration  Statement,  which Amendment was filed via EDGAR on December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 25 to  Registration  Statement,  which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to  Post-Effective  Amendment No. 26 to  Registration  Statement,  which Amendment was filed via EDGAR on May 1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 27 to  Registration  Statement,  which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to  Post-Effective  Amendment No. 28 to  Registration  Statement,  which Amendment was filed via EDGAR on December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to  Post-Effective  Amendment No. 30 to  Registration  Statement,  which Amendment was filed via EDGAR on April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to  Post-Effective  Amendment No. 31 to  Registration  Statement,  which Amendment was filed via EDGAR on August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to  Post-Effective  Amendment No. 32 to  Registration  Statement,  which Amendment was filed via EDGAR on October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to  Post-Effective  Amendment No. 33 to  Registration  Statement,  which Amendment was filed via EDGAR on October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to  Post-Effective  Amendment No. 34 to  Registration  Statement,  which Amendment was filed via EDGAR on February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to  Post-Effective  Amendment No. 35 to  Registration  Statement,  which Amendment was filed via EDGAR on April 27, 2000, and is incorporated herein by reference.

xvi      Filed as an Exhibit to  Post-Effective  Amendment No. 36 to  Registration  Statement,  which Amendment was filed via EDGAR on July 28, 2000, and is incorporated herein by reference.

xvii     Filed as an Exhibit to  Post-Effective  Amendment No. 37 to  Registration  Statement,  which Amendment was filed via EDGAR on October 10, 2000, and is incorporated herein by reference.

xviii    Filed as an Exhibit to  Post-Effective  Amendment No. 38 to  Registration  Statement,  which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

xix      Filed as an Exhibit to  Post-Effective  Amendment No. 39 to  Registration  Statement,  which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

xx       Filed as an Exhibit to  Post-Effective  Amendment No. 40 to  Registration  Statement,  which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

xxi      Filed as an Exhibit to  Post-Effective  Amendment No. 41 to  Registration  Statement,  which Amendment was filed via EDGAR on September 14, 2001, and is incorporated herein by reference.

xxii     Filed as an Exhibit to  Post-Effective  Amendment No. 42 to  Registration  Statement,  which Amendment was filed via EDGAR on October 11, 2001, and is incorporated herein by reference.

xxiii    Filed as an Exhibit to  Post-Effective  Amendment No. 43 to  Registration  Statement,  which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

xxiv     Filed as an Exhibit to  Post-Effective  Amendment No. 44 to  Registration  Statement,  which Amendment was filed via EDGAR on February 15, 2002, and is incorporated herein by reference.

xxv      Filed as an Exhibit to  Post-Effective  Amendment No. 45 to  Registration  Statement,  which Amendment was filed via EDGAR on May 1, 2002, and is incorporated herein by reference.

xxvi     Filed as an Exhibit to  Post-Effective  Amendment No. 46 to  Registration  Statement,  which Amendment was filed via EDGAR on February 28, 2003, and is incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant  does not  control  any  person  within  the  meaning of the  Investment  Company  Act of 1940.
Registrant  may be deemed to be under  common  control with its  investment  manager and its  affiliates  because a controlling  interest  in  Registrant  is held of  record by  American  Skandia  Life  Assurance  Corporation.  See
Registrant's  Statement of  Additional  Information  under  "Organization  and  Management of the Trust" and "Other
Information."

ITEM 25. Indemnification
         ---------------

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees,  officers,  employees,  and agents (including  persons who serve at its request as directors,  officers,  employees,  agents or trustees of another  organization  in which it has any interest as a shareholder,  creditor or otherwise)  against all  liabilities and expenses
         (including  amounts paid in  satisfaction  of judgments,  in compromise,  as fines and  penalties,  and as counsel fees)  reasonably  incurred by him in connection  with the defense or  disposition  of any action, suit or other proceeding,  whether civil or criminal,  in which he may be involved or with which he may be threatened,  while in  office or  thereafter,  by  reason  of his  being or  having  been such a  trustee, officer,  employee or agent,  except with respect to any matter as to which he shall have been adjudicated to be  liable  to the  Trust  or its  Shareholders  by  reason  of  having  acted  in bad  faith,  willful misfeasance,  gross  negligence or reckless  disregard of his duties;  provided,  however,  that as to any matter disposed of by a compromise payment by such person,  pursuant to a consent decree or otherwise,  no indemnification  either for said payment or for any other  expenses shall be provided  unless  approved as in the best  interests of the Trust,  after notice that it involves  such  indemnification,  by at least a majority  of  the  disinterested  Trustees  acting  on  the  matter  (provided  that  a  majority  of  the disinterested  Trustees  then in office act on the matter)  upon a  determination,  based upon a review of readily  available  facts,  that (i) such person acted in good faith in the reasonable  belief that his or her  action  was  in the  best  interests  of the  Trust  and  (ii)  is not  liable  to the  Trust  or the
         Shareholders  by reason of willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of duties;  or the trust shall have received a written  opinion from  independent  legal counsel  approved by the  Trustees  to the effect  that (x) if the matter of good  faith and  reasonable  belief as to the best interests of the Trust,  had been  adjudicated,  it would have been  adjudicated  in favor of such person, and (y) based upon a review of readily  available facts such trustee,  officer,  employee or agent did not engage in willful  misfeasance,  gross  negligence or reckless  disregard of duty. The rights  accruing to any  Person  under  these  provisions  shall  not  exclude  any  other  right to which he may be  lawfully entitled;  provided that no Person may satisfy any right of indemnity or  reimbursement  granted herein or in Section 5.1 or to which he may be otherwise  entitled  except out of the property of the Trust,  and no
         Shareholder  shall be  personally  liable  to any  Person  with  respect  to any claim  for  indemnity  or reimbursement  or otherwise.  The Trustees may make advance  payments in connection  with  indemnification under this Section 5.2,  provided that the  indemnified  person shall have given a written  undertaking to reimburse  the  Trust  in the  event  it is  subsequently  determined  that  he is not  entitled  to  such indemnification  and, provided  further,  that the Trust shall have obtained  protection,  satisfactory in the sole judgement of the  disinterested  Trustees  acting on the matter  (provided that a majority of the disinterested  Trustees  then in office act on the  matter),  against  losses  arising out of such advance payments or such Trustees , or independent  legal counsel,  in a written  opinion,  shall have determined, based upon a review of readily  available  facts that there is reason to believe  that such person will be found to be entitled to such indemnification.

         With respect to liability of the  Investment  Manager to Registrant  or to  shareholders  of  Registrant's
Portfolios  under the  Investment  Management  Agreements,  reference  is made to  Section 13 or 14 of each form of
Investment Management Agreement filed herewith or incorporated by reference herein.

         With  respect to the  Sub-Advisors'  indemnification  of the  Investment  Manager and its  affiliated  and controlling  persons,  and the Investment  Manager's  indemnification  of each  Sub-advisor  and its affiliated and controlling  persons,  reference is made to Section 14 of each form of  Sub-Advisory  Agreement  filed  herewith or incorporated by reference herein.

         Insofar as  indemnification  for liability  arising under the  Securities  Act of 1933 may be permitted to trustees,  officers and controlling persons of the Registrant pursuant to the foregoing  provisions,  or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange  Commission  (the  "Commission")
such  indemnification  is against public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification  against  such  liabilities  (other than the payment by the  Registrant  or expenses incurred or paid by a trustee,  officer or controlling  person of the Registrant in the successful defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities  being  registered,  the Registrant  will,  unless in the opinion of its counsel the matter has been settled  by  controlling  precedent,  submit to a court of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is  against  public  policy  as  expressed  in the Act and  will be  governed  by the  final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated ("ASISI"),  One Corporate Drive, Shelton,  Connecticut
06484,  serves as the investment  manager to the Registrant.  Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No.  801-40532),  including  the  amendments  to such Form ADV filed with the
Commission on February 28, 2001,  June 29, 2001,  March 28, 2002 and March 26, 2003 and is  incorporated  herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         Registrant's  shares  are  presently  offered  exclusively  as an  investment  medium  for life  insurance companies  writing both variable  annuity and variable life insurance  policies.  Pursuant to an exemptive order of the  Commission,  Registrant may also sell its shares  directly to the Skandia  Qualified Plan and other  qualified plans. If Registrant  sells its shares to other  qualified  plans,  it intends to use American  Skandia  Marketing,
Incorporated  ("ASM, Inc.") or another affiliated  broker-dealer as underwriter,  if so required by applicable law.
ASM,  Inc. is  registered  as a  broker-dealer  with the  Commission  and the National  Association  of  Securities
Dealers.  It is an  affiliate  of ASISI and  American  Skandia Life  Assurance  Corporation,  being a  wholly-owned subsidiary of American Skandia, Incorporated.

         The following table sets forth information on the current officers and directors of the Distributor:

David R. Odenath, Jr.                  President, Chief Executive Officer & Director
Eugene Stark                           Chief Financial Officer
Lesley Mann                            Chief Operations Officer
Edward C. Chaplin                      Treasurer
Anthony Piszel                         Controller
Timothy Harris                         Chief Legal Officer & Corporate Secretary
David A. Pugliese                      Chief Compliance Officer
Maryanne Ryan                          Chief Anti-Money Laundering Officer
Christopher Allegro                    Vice President
Timothy S. Cronin                      Vice President
Jacob Herschler                        Vice President
Marc Levine                            Vice President
Steve Long                             Vice President
William Marsh                          Vice President
Nicholas Campanella                    Vice President
Polly Rae                              Vice President
Yvonne Rocco                           Vice President
Richard Singmaster                     Vice President
Hayward L. Sawyer                      Vice President
Paul Blinn                             Assistant Controller
Anne Bloss                             Assistant Controller
Linda Gann                             Assistant Controller
Janice Pavlou                          Assistant Controller
Robert Szuhany                         Assistant Controller
Kathleen A. Chapman                    Asst. Corporate Secretary
Maureen W. Meade                       Asst. Corporate Secretary
Laura Delaney                          Asst. Treasurer
Kathleen C. Hoffman                    Asst. Treasurer
Georgia T. Garnecki                    Asst. Secretary
Kathleen M. Gibson                     Asst. Secretary
James Avery                            Director
Vivian Banta                           Director
Richard Carbone                        Director
Helen Galt                             Director
Ronald Joelson                         Director

         Of the above,  the following  individual is an officer and trustee of  Registrant:  David R. Odenath,  Jr.
(Chief Executive Officer and Trustee).

         Prudential  Investment  Management  Services LLC ("PIMS") serves as  co-underwriter of the Trust's shares, along with ASM.  The Directors and Officers of PIMS are as follows:

James J. Avery                       Executive Vice President
Edward P. Baird                      Executive Vice President
Kelly D. Barrett                     Vice President
Peter J. Boland                      Vice President & Deputy Chief Operating Officer
Cedward Chaplin                      Executive Vice President & Treasurer
Dan M. Degood                        Vice President
John T. Doscher                      Senior Vice President & Chief Compliance Officer
Robert M. Falzon                     Vice President
Rosemary Flannery                    Vice President
Andrew R. French                     Asst. Secretary
Robert F. Gunia                      President
William V. Healey                    Senior Vice President, Secretary and Chief Legal Officer
Richard R. Hoffman                   Vice President
Carl L. McGuire                      Vice President
Christine M. McHugh                  Vice President
Michael J. Mcquade                   Asst. Treasurer, Senior Vice President, Chief Financial Officer and Comptroller
Charles C. Morgan                    Vice President
Marguerite Morrison                  Vice President & Asst. Secretary
Kevin B. Osborn                      Vice President
Janice F. Pavlou                     Vice President
Stephen Pelletier                    Executive Vice President
Judy A. Rice                         Vice President
Maryanne Ryan                        Vice President
Ajay Sawhney                         Vice President
Scott G. Sfeyster                    Executive Vice President
Robert A. Szuhany                    Vice President
James J. Tronolone                   Vice President
Scott S. Wallner                     Vice President, Asst. Secretary and Deputy Chief Legal Officer
Deborah L. Weidenhammer              Vice President
Michael G. Williamson                Vice President
Bernard B. Winograd                  Executive Vice President

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records regarding the Registrant's  securities  holdings are maintained at Registrant's  Custodians,  PFPC
Trust Company,  Airport  Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania
19113,  and The Chase  Manhattan  Bank,  One  Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain  records with respect to the Registrant's  securities  transactions are maintained at the offices of the various  sub-advisors to the  Registrant.  The  Registrant's  corporate  records  are  maintained  at its  offices at Gateway  Center 3, 100
Mulberry Street,  Newark NJ 07102.  The Registrant's  financial and  interestholder  ledgers and similar  financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                    SIGNATURES
                                                    ----------

         Pursuant to the  requirements  of the Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended,  the Registrant has duly caused this Amendment to its  Registration  Statement to be signed on its behalf by the undersigned,  thereunto duly authorized, in the City of Shelton and State of Connecticut,  on the
30th day of April,  2004. This Amendment meets all the requirements for  effectiveness  under paragraph (b) of rule
485 under the Securities Act of 1933.

                                                                       By: /s/ Edward P. Macdonald
                                                                           -----------------------
                                                                           Edward P. Macdonald
                                                                           Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                               Title                                        Date
---------                                               -----                                        ----

David R. Odenath*                           Trustee and President (Principal                         4/30/04
----------------                                                                                     -------
David R. Odenath                            Executive Officer)

Grace Torres*                               Treasurer (Principal                                     4/30/04
------------                                                                                         -------
Grace Torres                                Financial and Accounting
                                            Officer)

Delayne Dedrick Gold*                       Trustee                                                  4/30/04
--------------------                                                                                 -------
Delayne Dedrick Gold

Saul K. Fenster*                            Trustee                                                  4/30/04
----------------                                                                                     -------
Sauk K. Fenster, Ph.D.

Robert F. Gunia*                            Trustee                                                  4/30/04
---------------                                                                                      -------
Robert F. Gunia

W. Scott McDonald, Jr.*                     Trustee                                                  4/30/04
----------------------                                                                               -------
W. Scott McDonald, Jr.

Thomas T. Mooney*                           Trustee                                                  4/30/04
----------------                                                                                     -------
Thomas T. Mooney

Thomas M. O'Brien*                          Trustee                                                  4/30/04
-----------------                                                                                    -------
Thomas M. O'Brien

John A. Pileski*                            Trustee                                                  4/30/04
---------------                                                                                      -------
John A. Pileski

F. Don Schwartz*                            Trustee                                                  4/30/04
---------------                                                                                      -------
F. Don Schwartz

                                   *By:  /s/Edward P. Macdonald
                                       ------------------------
                                       Edward P. Macdonald
                                       *Pursuant to Powers of Attorney previously filed

                                                                                          Registration No. 33-24962

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     EXHIBITS
                                    FILED WITH POST-EFFECTIVE AMENDMENT NO. 49
                                                   TO FORM N-1A

                                         REGISTRATION STATEMENT UNDER THE
                                            SECURITIES ACT OF 1933 AND
                                          INVESTMENT COMPANY ACT OF 1940

                                              AMERICAN SKANDIA TRUST

                                                     Exhibits
                                                     --------

                                                 -----------------

                  Exhibit Number                         Description
                  --------------                         -----------

                  (d).     (1)      Form of Investment Management Agreement among the Registrant,  American Skandia
                                    Investment  Services,  Incorporated  and  Prudential  Investments  LLC  for the
                                    various portfolios of the Registrant.

                           (2)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs Concentrated Growth Portfolio.

                           (3)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential   Investments   LLC  and  Wells   Fargo   Investment
                                    Management, Incorporated for the AST Money Market Portfolio.

                           (4)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs High Yield Portfolio.

                           (5)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and T. Rowe Price  Associates,  Inc.
                                    for the AST T. Rowe Price Asset Allocation Portfolio.

                           (6)      Sub-advisory    Agreement   among   American   Skandia   Investment    Services
                                    Incorporated,  Prudential  Investments  LLC and Pacific  Investment  Management
                                    Company for the AST PIMCO Total Return Bond Portfolio.

                           (7)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and T. Rowe Price  Associates,  Inc.
                                    for the AST T. Rowe Price Natural Resources Portfolio.

                           (8)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Pacific  Investment  Management
                                    Company for the AST PIMCO Limited Maturity Bond Portfolio.

                           (9)      Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and T. Rowe Price International, Inc.
                                    for the AST T. Rowe Price Global Bond Portfolio.

                           (10)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and William Blair & Company LLC for
                                    the AST William Blair International Growth Portfolio.

                           (11)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM International Equity Portfolio.

                           (12)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  American  Century  Investment
                                    Management, Inc. for the AST American Century Strategic Balanced Portfolio.

                           (13)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  American  Century  Investment
                                    Management, Inc. for the AST American Century Income & Growth Portfolio.

                           (14)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated and J. P. Morgan Investment Management,  Inc. for the AST JPMorgan
                                    International Equity Portfolio.

                           (15)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Global Allocation Portfolio.

                           (16)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated  and  Hotchkis  and  Wiley  Capital  Management  LLC  for  the AST
                                    Hotchkis & Wiley Large-Cap Value Portfolio.

                           (17)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Goldman Sachs Asset  Management
                                    for the AST Goldman Sachs Small-Cap Value Portfolio.

                           (18)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential   Investments   LLC  and  Cohen  &  Steers   Capital
                                    Management, Inc. for the AST Cohen & Steers Realty Portfolio.

                           (19)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Marsico Capital Management,  LLC
                                    for the AST Marsico Capital Growth Portfolio.

                           (20)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  Neuberger&Berman  Management,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Value Portfolio.

                           (21)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC  and  Neuberger&Berman  Management,
                                    Incorporated for the AST Neuberger Berman Mid-Cap Growth Portfolio.

                           (22)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,   Prudential  Investments  LLC  and  State  Street  Research  and
                                    Management   Company  for  the  AST  State  Street  Research  Small-Cap  Growth
                                    Portfolio.

                           (23)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Small-Cap Growth Portfolio.

                           (24)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Massachusetts  Financial Services
                                    Company for the AST MFS Global Equity Portfolio.

                           (25)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and Massachusetts  Financial Services
                                    Company for the AST MFS Growth Portfolio.

                           (26)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Fred Alger Management,  Inc. for
                                    the AST Alger All-Cap Growth Portfolio.

                           (27)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Goldman Sachs Asset  Management.
                                    for the AST Goldman Sachs Mid-Cap Growth Portfolio.

                           (28)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Alliance Capital Management L.P.
                                    for the AST Alliance Growth Portfolio.

                           (29)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Sanford C. Bernstein & Co., LLC
                                    for the AST Sanford Bernstein Managed Index 500 Portfolio.

                           (30)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Alliance Capital Management L.P.
                                    for the AST Alliance Growth and Income Portfolio.

                           (31)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Federated Investment  Counseling
                                    for the AST Federated Aggressive Growth Portfolio.

                           (32)     Amendment  to  Sub-advisory   Agreement  among  American   Skandia   Investment
                                    Services,  Incorporated,  Prudential  Investments  LLC for  the  AST  Federated
                                    Aggressive Growth Portfolio.

                           (33)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and GAMCO Investors, Inc. for the AST
                                    Gabelli Small-Cap Value Portfolio.

                           (34)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC and GAMCO Investors, Inc. for the AST
                                    Gabelli All-Cap Value Portfolio.

                           (35)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Large-Cap Value Portfolio.

                           (36)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments  LLC and Lord  Abbett & Co.  for the AST
                                    Lord Abbett Bond-Debenture Portfolio.

                           (37)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential Investments LLC, Alliance Capital Management L.P. and
                                    Sanford C. Bernstein & Co., LLC for the AST  Alliance/Bernstein  Growth + Value
                                    Portfolio.

                           (38)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein
                                    Core Value Portfolio.

                           (39)     Sub-advisory    Agreement   among   American   Skandia   Investment   Services,
                                    Incorporated,  Prudential  Investments LLC and Deutsche Asset Management,  Inc.
                                    for the AST DeAM Small-Cap Value Portfolio.

                  (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

                           (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

                           (13)     Form of Code of Ethics of Hotchkis and Wiley Capital Management LLC

                           (14)     Form of Code of Ethics of J. P. Morgan Investment Management, Inc.

                           (21)     Form of Code of Ethics of State Street Research and Management Company

                           (i).                      Consent of Counsel for the Registrant.

                           (j).                      Independent Auditors' Consent.